UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2022
Columbia Variable Portfolio – Commodity Strategy Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Commodity Strategy Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Commodity Strategy Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Matthew Ferrelli, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Ronald Stahl, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
Gregory Liechty
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
John D. Dempsey, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	19.09	7.70	-0.56
Class 2	04/30/13	18.70	7.37	-0.82
Bloomberg Commodity Index Total Return		16.09	6.44	-0.92
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Asset-Backed Securities — Non-Agency	19.8
Commercial Mortgage-Backed Securities - Non-Agency	2.6
Corporate Bonds & Notes	28.8
Foreign Government Obligations	0.6
Money Market Funds	44.7
Residential Mortgage-Backed Securities - Non-Agency	2.3
U.S. Government & Agency Obligations	0.6
U.S. Treasury Obligations	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
At period end, the Fund held an investment in an Affiliated Money Market Fund, which has been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.
Commodities market exposure (%) (at December 31, 2022)
Commodities contracts(a)	Long	Short	Net
Agriculture	31.0	—	31.0
Energy	32.0	—	32.0
Industrial Metals	12.4	—	12.4
Livestock	6.9	—	6.9
Precious Metals	17.7	—	17.7
Total notional market value of commodities contracts	100.0	—	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 59.00% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ending December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Commodity Strategy Fund returned 18.70%. The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned 16.09% over the same period. The Fund accesses commodities markets via listed futures and options contracts, using these commodities futures and options contracts to position the Fund relative to the benchmark and to provide shareholders with total return.
Market overview
The commodity market continued the strong momentum it carried over from 2021 into 2022, as it was the only positive performing asset class in 2022.  Inflation remained a key theme during the year, as consumer demand continued to increase coming out of the COVID-19 pandemic, but supply chain issues due to labor shortage remained at large.  Commodities have historically provided a hedge against inflation. That trend continued into 2022, as the beginning of the year saw commodity prices continue to break highs achieved in 2021.  The most impactful event related to the commodity markets came in February, when Russia invaded Ukraine, sending a shockwave through the rest of the world.  Both Russia and Ukraine are two of the world’s largest commodity producers, especially in the agriculture sector, and as other countries rallied to support Ukraine, the threat of shipping sanctions imposed on Russian goods impacted an already tight supply.  As the year progressed into the summer months, the focus of the commodity market shifted to energy, as many countries moved into the driving season.  Refineries in the United States were running near max capacity, and with Russia facing sanctions from its invasion of Ukraine, investors were worried about the supply of oil during a period of high demand.
Overall, during the year, energy was the highest returning subsector of the commodity market, led primarily by heating oil, gas oil and unleaded gasoline.  The demand for gasoline did not drop during the increased driving months, and when the Organization of Petroleum Exporting Countries (OPEC) announced in October that it would be cutting production, the threat of a decreased supply drove prices higher.  The agriculture sector posted strong gains during the year as there were no drastic weather issues, but global inventory was stretched thin, especially for grains, as Ukraine was unable to export through its Black Sea ports for much of the year.  Nickel was the highest returning commodity in both the industrial and precious metals subsectors. Nickel made headlines when the London Metal Exchange temporarily suspended trading after the price spiked over 250% in a little more than 24 hours.  Within soft commodities, sugar was the highest returning commodity, with cotton and coffee posting negative returns. Lean hogs and live cattle did contribute positive return within the livestock subsector.
The Fund’s notable contributors during the period
•	Energy was the single largest contributor during the year. The fund was generally overweight energy as compared to the benchmark. Natural gas, unleaded gas and crude oil were the largest contributing subsectors, primarily driven by security selection and sector allocation within the space.
•	The Fund maintained an overweight to grains versus the benchmark. The largest contributors within the sector came from soybean meal and corn.
•	Within livestock, curve positioning, specifically tied to lean hogs, contributed positive outperformance against the benchmark.
The Fund’s notable detractors during the period
•	Softs was the only subsector of the commodity market that detracted from the fund’s overall performance against the benchmark. Within softs, sugar was the largest detractor, leading to overall negative returns against the benchmark.
•	Brent crude oil was the largest individual commodity detractor, caused primarily by security selection on the futures curve.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Within agriculture, soybean was the only commodity that detracted from overall performance against the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	996.10	1,021.36	3.70	3.75	0.74
Class 2	1,000.00	1,000.00	993.60	1,020.10	4.95	5.01	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	7

Consolidated Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 17.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACC Auto Trust(a)
Series 2021-A Class A
04/15/2027	1.080%	52,440	51,865
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2020-3 Class C
06/15/2026	1.850%	781,224	775,035
AmeriCredit Automobile Receivables Trust
Series 2021-2 Class A2
11/18/2024	0.260%	3,256	3,249
Atalaya Equipment Leasing Trust(a)
Series 2021-1A Class A2
05/15/2026	1.230%	73,837	71,643
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2017-2A Class A
03/20/2024	2.970%	325,000	323,944
BMW Vehicle Lease Trust
Series 2021-1 Class A4
07/25/2024	0.370%	595,000	581,319
Subordinated Series 2022-1 Class A3
03/25/2025	1.100%	175,000	169,137
Carmax Auto Owner Trust
Series 2019-2 Class A4
12/16/2024	2.770%	601,602	597,762
Series 2019-3 Class A4
04/15/2025	2.300%	525,000	516,878
Series 2019-4 Class A3
11/15/2024	2.020%	281,584	279,036
CarMax Auto Owner Trust
Series 2022-1 Class A2
02/18/2025	0.910%	623,168	615,139
Commercial Equipment Finance LLC(a)
Series 2021-A Class A
02/16/2027	2.050%	198,681	191,335
Conn’s Receivables Funding LLC(a)
Series 2021-A Class A
05/15/2026	1.050%	333	333
CPS Auto Receivables Trust(a)
Series 2022-A Class A
04/16/2029	0.980%	60,435	59,718
Credit Acceptance Auto Loan Trust(a)
Series 2020-2A Class A
07/16/2029	1.370%	337,242	333,756
DLLST LLC(a)
Series 2022-1A Class A1
05/22/2023	1.560%	23,159	23,116
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class C
08/17/2026	2.280%	135,981	134,949
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	403,716	397,935
Series 2022-1A Class A
04/15/2026	1.580%	237,854	234,152
Series 2022-3A Class A
10/15/2026	6.050%	1,021,679	1,024,584
Subordinated Series 2019-3A Class E
08/17/2026	3.850%	625,000	613,830
Exeter Automobile Receivables Trust(a)
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	223,171	218,645
FHF Trust(a)
Series 2021-1A Class A
03/15/2027	1.270%	155,612	149,124
Flagship Credit Auto Trust(a)
Series 2021-1 Class A
06/16/2025	0.310%	82,387	82,042
Ford Credit Auto Lease Trust
Series 2021-B Class A3
10/15/2024	0.370%	125,000	122,006
Ford Credit Auto Owner Trust(a)
Series 2019-1 Class A
07/15/2030	3.520%	550,000	539,501
Ford Credit Auto Owner Trust
Series 2020-B Class A4
11/15/2025	0.790%	300,000	288,295
Subordinated Series 2019-A Class B
10/15/2024	3.020%	450,000	449,039
Ford Credit Floorplan Master Owner Trust A
Series 2020-1 Class A1
09/15/2025	0.700%	575,000	556,372
FREED ABS Trust(a)
Series 2022-4FP Class A
12/18/2029	6.490%	222,060	222,383
Subordinated Series 2021-3FP Class B
11/20/2028	1.010%	77,725	77,098
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-3A Class C
05/15/2025	1.920%	731,750	725,877
GLS Auto Receivables Trust(a)
Subordinated Series 2021-2A Class B
09/15/2025	0.770%	455,250	449,834
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GM Financial Automobile Leasing Trust
Series 2020-3 Class A4
10/21/2024	0.510%	68,333	68,132
Subordinated Series 2021-1 Class C
02/20/2025	0.700%	200,000	193,886
GM Financial Consumer Automobile Receivables Trust
Series 2020-1 Class A4
03/17/2025	1.900%	200,000	194,560
Series 2020-3 Class A3
04/16/2025	0.450%	475,246	465,608
Series 2021-2 Class A3
04/16/2026	0.510%	647,022	621,692
Harley-Davidson Motorcycle Trust
Series 2020-A Class A3
10/15/2024	1.870%	33,982	33,942
Series 2021-A Class A3
04/15/2026	0.370%	443,760	431,992
HPEFS Equipment Trust(a)
Series 2021-2A Class A2
09/20/2028	0.300%	43,132	42,969
Hyundai Auto Lease Securitization Trust(a)
Series 2021-B Class A3
06/17/2024	0.330%	500,000	492,454
John Deere Owner Trust
Series 2021-B Class A2
06/17/2024	0.250%	195,221	193,836
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-2 Class C
12/26/2028	0.969%	538,782	513,344
JPMorgan Chase Bank NA - CACLN(a)
Series 2021-3 Class B
02/26/2029	0.760%	124,982	117,334
LAD Auto Receivables Trust(a)
Series 2021-1A Class A
08/17/2026	1.300%	50,821	49,380
Lendbuzz Securitization Trust(a)
Series 2021-1A Class A
06/15/2026	1.460%	79,286	75,627
LendingPoint Asset Securitization Trust(a)
Series 2021-B Class A
02/15/2029	1.110%	74,021	73,496
Series 2022-A Class A
06/15/2029	1.680%	186,317	185,226
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	53,293	51,460
Marlette Funding Trust(a)
Series 2021-2A Class A
09/15/2031	0.510%	6,788	6,776
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlin Receivables LLC(a)
Series 2022-1A Class A1
07/20/2023	3.372%	276,824	275,937
Mercedes-Benz Auto Receivables Trust
Series 2020-1 Class A4
10/15/2026	0.770%	150,000	142,850
MMAF Equipment Finance LLC(a)
Series 2020-A Class A2
04/09/2024	0.740%	91,620	90,831
Nissan Auto Lease Trust
Series 2021-A Class A3
08/15/2024	0.520%	225,000	219,797
Nissan Auto Receivables Owner Trust
Series 2019-C Class A3
07/15/2024	1.930%	107,515	107,130
Oportun Issuance Trust(a)
Series 2022-3 Class A
01/08/2030	7.451%	374,156	373,828
Oscar US Funding XIII LLC(a)
Series 2021-2A Class A2
08/12/2024	0.390%	412,038	406,342
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	216,794	213,625
Series 2021-3 Class A
05/15/2029	1.150%	313,769	306,150
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	476,153	457,713
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	427,000	415,141
Series 2022-1 Class A3
11/17/2025	1.940%	735,000	724,004
Series 2022-2 Class A2
10/15/2026	2.120%	143,911	143,500
Series 2022-2 Class A3
10/15/2026	2.980%	100,000	97,726
Series 2022-4 Class A2
07/15/2025	4.050%	483,501	482,456
Subordinated Series 2019-2 Class D
07/15/2025	3.220%	101,882	101,039
Subordinated Series 2020-4 Class C
01/15/2026	1.010%	172,459	170,674
Santander Retail Auto Lease Trust(a)
Series 2021-A Class A3
07/22/2024	0.510%	275,000	267,894

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	9

Consolidated Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-B Class A2
01/22/2024	0.310%	89,953	89,498
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	71,560	70,394
Series 2022-1A Class A
02/15/2028	1.850%	327,456	319,845
United Auto Credit Securitization Trust(a)
Series 2022-1 Class A
07/10/2024	1.110%	34,436	34,363
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%	61,538	57,380
Upstart Securitization Trust(a)
Series 2021-3 Class A
07/20/2031	0.830%	204,708	200,331
Verizon Owner Trust
Series 2020-A Class A1A
07/22/2024	1.850%	157,464	156,621
VFI ABS LLC(a)
Series 2022-1A Class A
03/24/2028	2.230%	165,923	161,771
Volkswagen Auto Lease Trust
Series 2020-A Class A3
01/22/2024	0.390%	122,653	122,041
Series 2020-A Class A4
07/21/2025	0.450%	175,000	173,037
Volkswagen Auto Loan Enhanced Trust
Series 2020-1 Class A4
08/20/2026	1.260%	225,000	216,944
Westlake Automobile Receivables Trust(a)
Series 2022-1A Class A2A
12/16/2024	1.970%	127,767	126,336
Subordinated Series 2021-2A Class B
07/15/2026	0.620%	1,134,000	1,093,981
World Omni Auto Receivables Trust
Series 2021-A Class A3
01/15/2026	0.300%	151,242	146,135
World Omni Automobile Lease Securitization Trust
Series 2021-A Class A2
04/15/2024	0.210%	119,228	118,999
Series 2022-A Class A2
10/15/2024	2.630%	687,934	679,066
World Omni Select Auto Trust
Series 2021-A Class A3
03/15/2027	0.530%	277,000	267,631
Total Asset-Backed Securities — Non-Agency (Cost $23,886,458)			23,721,655

Commercial Mortgage-Backed Securities - Non-Agency 2.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COMM Mortgage Trust
Series 2013-CR6 Class A4
03/10/2046	3.101%	169,305	168,761
GS Mortgage Securities Corp. Trust(a),(b)
Series 2022-SHIP Class A
1-month Term SOFR + 0.731% Floor 0.731% 08/15/2036	4.525%	325,000	320,889
GS Mortgage Securities Trust(c)
Series 2013-GC13 Class A5
07/10/2046	4.045%	250,000	245,661
GS Mortgage Securities Trust
Series 2013-GC14 Class A5
08/10/2046	4.243%	1,500,000	1,485,138
JPMBB Commercial Mortgage Securities Trust(c)
Series 2013-C14 Class ASB
08/15/2046	3.761%	70,758	70,098
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 Class A4
03/10/2046	3.185%	623	622
WFRBS Commercial Mortgage Trust
Series 2013-C14 Class A5
06/15/2046	3.337%	900,000	876,680
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $3,220,281)			3,167,849

Corporate Bonds & Notes 25.0%

Aerospace & Defense 0.9%
BAE Systems Holdings, Inc.(a)
10/07/2024	3.800%	223,000	217,750
Boeing Co. (The)
02/01/2024	1.950%	350,000	336,922
L3Harris Technologies, Inc.
06/15/2023	3.850%	340,000	337,150
Raytheon Technologies Corp.
03/15/2024	3.200%	350,000	342,327
Total			1,234,149
Automotive 0.5%
Daimler Trucks Finance North America LLC(a),(b)
SOFR + 1.000% 04/05/2024	5.300%	335,000	333,627
Toyota Motor Credit Corp.
06/14/2024	0.500%	450,000	420,782
Total			754,409

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 8.0%
American Express Co.(b)
3-month USD LIBOR + 0.750% 08/03/2023	5.210%	415,000	415,021
Bank of America Corp.(b)
3-month USD LIBOR + 0.430% 05/28/2024	4.963%	700,000	693,238
Bank of Montreal
09/14/2024	4.250%	400,000	394,561
Bank of New York Mellon Corp. (The)(b)
SOFR + 0.260% 04/26/2024	4.560%	17,000	16,880
Bank of Nova Scotia (The)(b)
SOFR + 0.380% 07/31/2024	4.680%	400,000	394,679
BBVA USA
08/27/2024	2.500%	464,000	445,152
Canadian Imperial Bank of Commerce(b)
3-month USD LIBOR + 0.660% 09/13/2023	5.393%	415,000	414,840
Citigroup, Inc.(b)
3-month USD LIBOR + 1.100% 05/17/2024	5.750%	650,000	650,397
Commonwealth Bank of Australia(a),(b)
3-month USD LIBOR + 0.820% 06/04/2024	5.585%	375,000	374,839
Credit Suisse AG
08/09/2024	4.750%	350,000	334,336
Discover Bank
09/12/2024	2.450%	325,000	308,792
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 1.600% 11/29/2023	6.334%	650,000	654,795
HSBC Holdings PLC(d)
08/17/2024	0.732%	407,000	392,315
JPMorgan Chase & Co.(d)
12/15/2025	5.546%	675,000	675,042
Morgan Stanley(b)
3-month USD LIBOR + 1.220% 05/08/2024	5.770%	650,000	651,159
National Australia Bank Ltd.
11/22/2024	5.132%	350,000	350,923
Royal Bank of Canada(b)
3-month USD LIBOR + 0.660% 10/05/2023	4.408%	399,000	398,570
Skandinaviska Enskilda Banken AB(a),(b)
3-month USD LIBOR + 0.320% 09/01/2023	5.081%	350,000	349,291
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
State Street Corp.(d)
12/03/2024	3.776%	325,000	321,271
Svenska Handelsbanken AB(a)
06/30/2023	0.625%	375,000	367,039
Toronto-Dominion Bank (The)(b)
SOFR + 0.910% 03/08/2024	5.210%	375,000	374,291
Truist Bank(b)
SOFR + 0.200% 01/17/2024	4.500%	400,000	397,079
UBS Group AG(a),(d)
08/05/2025	4.490%	400,000	393,329
US Bancorp
07/30/2024	2.400%	415,000	399,130
Wells Fargo & Co.(d)
05/19/2025	0.805%	600,000	561,756
Westpac Banking Corp.(b)
3-month USD LIBOR + 0.770% 02/26/2024	5.506%	350,000	349,880
Total			11,078,605
Cable and Satellite 0.5%
Charter Communications Operating LLC/Capital(b)
3-month USD LIBOR + 1.650% 02/01/2024	6.090%	325,000	326,624
Comcast Corp.(b)
3-month USD LIBOR + 0.630% 04/15/2024	4.709%	351,000	351,199
Total			677,823
Chemicals 0.2%
DuPont de Nemours, Inc.(b)
3-month USD LIBOR + 1.110% 11/15/2023	5.716%	340,000	339,651
Construction Machinery 0.5%
Caterpillar Financial Services Corp.
01/17/2025	4.900%	350,000	350,564
John Deere Capital Corp.(b)
3-month USD LIBOR + 0.550% 06/07/2023	5.273%	350,000	349,487
Total			700,051
Diversified Manufacturing 0.3%
Siemens Financieringsmaatschappij NV(a)
03/11/2023	0.400%	400,000	396,730

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	11

Consolidated Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 1.8%
CenterPoint Energy, Inc.(b)
SOFR + 0.650% 05/13/2024	4.950%	206,000	203,483
Consumers Energy Co.
08/15/2023	3.375%	297,000	294,073
DTE Energy Co.
11/01/2024	4.220%	355,000	349,331
Duke Energy Corp.(b)
SOFR + 0.250% 06/10/2023	4.550%	347,000	345,720
Eversource Energy(b)
SOFR + 0.250% 08/15/2023	4.550%	331,000	329,145
Mississippi Power Co.(b)
SOFR + 0.300% 06/28/2024	4.600%	319,000	312,020
NextEra Energy Capital Holdings, Inc.(b)
SOFR + 1.020% 03/21/2024	5.320%	281,000	279,442
PPL Electric Utilities Corp.(b)
SOFR + 0.330% 06/24/2024	4.630%	343,000	338,548
Public Service Enterprise Group, Inc.
11/08/2023	0.841%	72,000	69,347
Total			2,521,109
Food and Beverage 0.9%
Bacardi Ltd.(a)
05/15/2025	4.450%	325,000	315,579
Campbell Soup Co.
03/15/2023	3.650%	175,000	174,538
Mondelez International, Inc.
03/17/2024	2.125%	351,000	338,522
Tyson Foods, Inc.
09/28/2023	3.900%	346,000	342,675
Total			1,171,314
Health Care 1.4%
Becton Dickinson and Co.
06/06/2024	3.363%	350,000	341,447
Cigna Corp.(b)
3-month USD LIBOR + 0.890% 07/15/2023	4.969%	325,000	325,464
CVS Health Corp.
08/15/2024	2.625%	350,000	336,037
GE Healthcare Holding LLC(a)
11/15/2024	5.550%	328,000	329,052
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
02/01/2025	5.375%	200,000	199,784
Thermo Fisher Scientific, Inc.(b)
SOFR + 0.350% 04/18/2023	4.650%	350,000	349,623
Total			1,881,407
Healthcare Insurance 0.4%
UnitedHealth Group, Inc.
10/15/2024	5.000%	268,000	269,698
Wellpoint, Inc.
08/15/2024	3.500%	350,000	341,275
Total			610,973
Independent Energy 0.3%
Pioneer Natural Resources Co.
05/15/2023	0.550%	275,000	270,444
Woodside Finance Ltd.(a)
03/05/2025	3.650%	108,000	103,658
Total			374,102
Integrated Energy 0.6%
Chevron USA, Inc.(b)
3-month USD LIBOR + 0.200% 08/11/2023	4.850%	400,000	398,001
Shell International Finance BV(b)
3-month USD LIBOR + 0.400% 11/13/2023	5.050%	415,000	415,071
Total			813,072
Life Insurance 1.2%
CoreBridge Financial, Inc.(a)
04/04/2025	3.500%	350,000	335,483
Five Corners Funding Trust(a)
11/15/2023	4.419%	346,000	342,705
Metropolitan Life Global Funding I(a)
09/27/2024	0.700%	397,000	366,877
New York Life Global Funding(a)
04/10/2024	2.875%	300,000	291,938
Principal Life Global Funding II(a)
01/08/2024	0.500%	365,000	348,074
Total			1,685,077
Media and Entertainment 0.5%
Magallanes, Inc.(a),(b)
SOFR + 1.780% 03/15/2024	6.080%	340,000	339,081

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Walt Disney Co. (The)
09/15/2024	3.700%	343,000	335,974
Total			675,055
Midstream 1.3%
Enable Midstream Partners LP
05/15/2024	3.900%	193,000	188,078
Enbridge, Inc.
02/16/2024	2.150%	283,000	273,296
Enterprise Products Operating LLC
02/15/2024	3.900%	335,000	330,035
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	223,000	220,105
05/01/2024	4.300%	100,000	98,728
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	350,000	338,934
Williams Companies, Inc. (The)
06/24/2024	4.550%	350,000	346,122
Total			1,795,298
Pharmaceuticals 1.5%
AbbVie, Inc.
03/15/2025	3.800%	360,000	350,936
Amgen, Inc.
05/22/2024	3.625%	350,000	343,546
Astrazeneca Finance LLC
05/28/2024	0.700%	375,000	353,731
Bristol-Myers Squibb Co.
11/13/2023	0.537%	350,000	337,373
Gilead Sciences, Inc.
02/01/2025	3.500%	350,000	339,056
Roche Holdings, Inc.(a),(b)
SOFR + 0.330% 09/11/2023	4.630%	350,000	349,410
Total			2,074,052
Property & Casualty 0.5%
Chubb INA Holdings, Inc.
05/15/2024	3.350%	350,000	342,488
Loews Corp.
05/15/2023	2.625%	350,000	346,634
Total			689,122
Railroads 0.4%
CSX Corp.
08/01/2024	3.400%	250,000	244,166
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Union Pacific Corp.
01/15/2023	2.950%	335,000	334,699
Total			578,865
Retailers 0.2%
Lowe’s Companies, Inc.
09/15/2024	3.125%	278,000	269,406
Technology 1.7%
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	350,000	344,018
International Business Machines Corp.
02/12/2024	3.625%	303,000	298,410
Microchip Technology, Inc.
02/15/2024	0.972%	325,000	308,981
NXP BV/Funding LLC
03/01/2024	4.875%	335,000	332,311
Oracle Corp.
09/15/2023	2.400%	335,000	328,209
QUALCOMM, Inc.(b)
3-month USD LIBOR + 0.730% 01/30/2023	5.145%	340,000	340,065
RELX Capital, Inc.
03/16/2023	3.500%	335,000	333,316
Total			2,285,310
Transportation Services 0.3%
ERAC USA Finance LLC(a)
11/01/2023	2.700%	350,000	341,986
Wireless 0.5%
American Tower Corp.
05/15/2024	3.375%	350,000	340,659
T-Mobile USA, Inc.
04/15/2025	3.500%	350,000	336,938
Total			677,597
Wirelines 0.6%
AT&T, Inc.(b)
3-month USD LIBOR + 1.180% 06/12/2024	5.915%	415,000	417,095
Verizon Communications, Inc.(b)
SOFR + 0.500% 03/22/2024	4.800%	425,000	422,399
Total			839,494
Total Corporate Bonds & Notes (Cost $34,940,837)			34,464,657

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	13

Consolidated Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(e) 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.5%
Province of Ontario
01/29/2024	3.050%	350,000	343,329
Province of Quebec
02/13/2023	2.625%	342,000	341,054
Total			684,383
Total Foreign Government Obligations (Cost $686,494)			684,383

Residential Mortgage-Backed Securities - Non-Agency 2.1%

Bellemeade Re Ltd.(a),(b)
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	4.928%	235,897	231,099
CFMT LLC(a),(c)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	153,439	144,125
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R05 Class 2M1
30-day Average SOFR + 1.900% 04/25/2042	5.828%	241,288	239,529
Oceanview Trust(a),(c)
CMO Series 2021-1 Class A
12/29/2051	1.219%	214,287	205,265
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	186,811	168,588
Towd Point Mortgage Trust(a),(c)
CMO Series 2021-SJ1 Class A1
07/25/2068	2.250%	558,316	516,065
VCAT Asset Securitization LLC(a),(c)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	804,981	700,790
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VCAT LLC(a),(c)
CMO Series 2021-NPL4 Class A1
08/25/2051	1.868%	494,000	439,937
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	210,529	185,487
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $3,102,277)			2,830,885

U.S. Government & Agency Obligations 0.5%

Federal Farm Credit Banks Funding Corp.(b)
SOFR + 0.050% 08/22/2023	4.350%	280,000	279,812
SOFR + 0.060% 12/27/2023	4.360%	425,000	424,623
Total U.S. Government & Agency Obligations (Cost $705,000)			704,435

U.S. Treasury Obligations 0.5%

U.S. Treasury
04/30/2023	0.125%	700,000	689,965
Total U.S. Treasury Obligations (Cost $689,806)			689,965

Money Market Funds 38.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(f),(g)	53,546,991	53,530,926
Total Money Market Funds (Cost $53,523,783)		53,530,926
Total Investments in Securities (Cost: $120,754,936)		119,794,755
Other Assets & Liabilities, Net		17,929,623
Net Assets		137,724,378

At December 31, 2022, securities and/or cash totaling $11,892,465 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	2	01/2023	USD	171,820	15,122	—
Brent Crude	28	01/2023	USD	2,405,480	—	(330)
Brent Crude	2	03/2023	USD	170,540	7,918	—
Brent Crude	21	03/2023	USD	1,790,670	—	(26,463)
Brent Crude	6	05/2023	USD	505,200	10,912	—
Brent Crude	17	05/2023	USD	1,431,400	—	(724)
Brent Crude	46	07/2023	USD	3,822,600	54,167	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
December 31, 2022
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Cocoa	5	03/2023	USD	130,000	13,668	—
Coffee	4	03/2023	USD	250,950	3,339	—
Coffee	4	05/2023	USD	250,425	7,106	—
Coffee	4	05/2023	USD	250,425	—	(35,622)
Coffee	7	07/2023	USD	437,325	11,002	—
Coffee	10	07/2023	USD	624,750	—	(1,903)
Coffee	8	09/2023	USD	498,750	6,285	—
Copper	4	03/2023	USD	381,050	57,738	—
Copper	13	05/2023	USD	1,239,713	89,561	—
Copper	26	07/2023	USD	2,480,400	164,555	—
Copper	13	09/2023	USD	1,239,875	—	(8,882)
Corn	92	03/2023	USD	3,121,100	133,477	—
Corn	49	05/2023	USD	1,661,100	112,311	—
Corn	41	07/2023	USD	1,377,088	22,728	—
Corn	58	07/2023	USD	1,948,075	—	(2,452)
Corn	53	09/2023	USD	1,661,550	47,932	—
Cotton	16	03/2023	USD	666,960	22,379	—
Cotton	7	05/2023	USD	292,075	—	(1,949)
Cotton	14	07/2023	USD	583,660	6,996	—
Cotton	7	12/2023	USD	283,080	8,958	—
Feeder Cattle	1	03/2023	USD	93,113	496	—
Gas Oil	31	03/2023	USD	2,735,750	93,603	—
Gas Oil	10	05/2023	USD	832,750	—	(41,927)
Gas Oil	21	07/2023	USD	1,705,200	—	(126,552)
Gas Oil	11	09/2023	USD	880,825	31,349	—
Gold 100 oz.	23	02/2023	USD	4,200,260	184,610	—
Gold 100 oz.	22	04/2023	USD	4,052,840	178,667	—
Gold 100 oz.	21	06/2023	USD	3,901,170	272,467	—
Gold 100 oz.	42	08/2023	USD	7,869,120	224,282	—
Lead	11	03/2023	USD	635,113	30,563	—
Lean Hogs	12	02/2023	USD	420,960	3,302	—
Lean Hogs	67	02/2023	USD	2,350,360	—	(45,488)
Lean Hogs	13	04/2023	USD	495,560	22,483	—
Lean Hogs	11	06/2023	USD	480,370	54,853	—
Lean Hogs	11	07/2023	USD	482,570	15,685	—
Lean Hogs	11	08/2023	USD	478,060	15,012	—
Live Cattle	21	02/2023	USD	1,326,360	50,006	—
Live Cattle	17	04/2023	USD	1,100,240	45,340	—
Live Cattle	17	06/2023	USD	1,073,210	33,755	—
Live Cattle	35	08/2023	USD	2,206,050	33,631	—
Natural Gas	68	02/2023	USD	2,790,720	—	(856,988)
Natural Gas	61	04/2023	USD	2,397,910	—	(476,450)
Natural Gas	116	06/2023	USD	4,822,120	—	(1,022,223)
Natural Gas	59	08/2023	USD	2,424,900	—	(549,552)
Nickel	1	03/2023	USD	180,270	63,032	—
Nickel	6	05/2023	USD	1,087,452	272,909	—
Nickel	11	07/2023	USD	2,004,882	391,916	—
Nickel	6	09/2023	USD	1,100,376	20,898	—
NY Harbor ULSD Heat Oil	10	02/2023	USD	1,335,264	68,819	—
NY Harbor ULSD Heat Oil	6	04/2023	USD	751,036	8,760	—
NY Harbor ULSD Heat Oil	11	06/2023	USD	1,345,344	—	(46,227)
NY Harbor ULSD Heat Oil	6	08/2023	USD	726,314	49,651	—
Primary Aluminum	10	03/2023	USD	593,003	11,943	—
Primary Aluminum	15	05/2023	USD	898,125	31,167	—
Primary Aluminum	30	07/2023	USD	1,810,500	38,156	—
Primary Aluminum	15	09/2023	USD	911,438	—	(29,610)
RBOB Gasoline	16	02/2023	USD	1,665,418	203,148	—
RBOB Gasoline	6	04/2023	USD	660,492	29,063	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	15

Consolidated Portfolio of Investments  (continued)
December 31, 2022
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
RBOB Gasoline	2	06/2023	USD	215,494	5,026	—
RBOB Gasoline	9	06/2023	USD	969,721	—	(25)
RBOB Gasoline	6	08/2023	USD	624,784	57,184	—
Silver	12	03/2023	USD	1,442,400	267,069	—
Silver	11	05/2023	USD	1,331,385	252,432	—
Silver	22	07/2023	USD	2,682,350	393,068	—
Silver	11	09/2023	USD	1,352,340	33,455	—
Soybean	22	03/2023	USD	1,676,400	160,026	—
Soybean	22	05/2023	USD	1,683,000	131,199	—
Soybean	43	07/2023	USD	3,296,488	208,475	—
Soybean	23	11/2023	USD	1,629,263	29,788	—
Soybean Meal	37	03/2023	USD	1,742,700	210,566	—
Soybean Meal	23	05/2023	USD	1,060,300	151,823	—
Soybean Meal	46	07/2023	USD	2,089,780	245,311	—
Soybean Meal	25	12/2023	USD	1,029,000	—	(12,679)
Soybean Oil	73	03/2023	USD	2,806,266	134,006	—
Soybean Oil	24	05/2023	USD	920,736	33,251	—
Soybean Oil	48	07/2023	USD	1,830,528	—	(29,561)
Soybean Oil	25	12/2023	USD	926,100	35,513	—
Sugar #11	53	02/2023	USD	1,189,574	64,574	—
Sugar #11	40	04/2023	USD	838,656	50,289	—
Sugar #11	83	06/2023	USD	1,671,421	56,876	—
Sugar #11	42	09/2023	USD	838,253	7,588	—
Wheat	15	03/2023	USD	666,000	6,654	—
Wheat	16	03/2023	USD	633,600	—	(20,553)
Wheat	12	05/2023	USD	529,350	7,492	—
Wheat	2	05/2023	USD	79,875	3,784	—
Wheat	18	05/2023	USD	718,875	—	(16,409)
Wheat	23	07/2023	USD	1,007,975	—	(57,668)
Wheat	40	07/2023	USD	1,606,000	—	(110,589)
Wheat	20	09/2023	USD	809,500	38,853	—
Wheat	12	09/2023	USD	526,200	18,568	—
WTI Crude	34	02/2023	USD	2,735,300	53,377	—
WTI Crude	27	04/2023	USD	2,172,150	23,683	—
WTI Crude	49	06/2023	USD	3,911,670	3,510	—
WTI Crude	6	06/2023	USD	478,980	—	(961)
WTI Crude	28	08/2023	USD	2,207,800	147,737	—
Zinc	39	03/2023	USD	2,902,088	—	(193,699)
Zinc	9	05/2023	USD	665,944	—	(5,860)
Zinc	18	07/2023	USD	1,324,013	45,704	—
Zinc	9	09/2023	USD	657,956	—	(61,829)
Total					6,152,601	(3,783,175)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(40)	03/2023	USD	(8,203,125)	—	(1,974)
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $21,768,257, which represents 15.81% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2022.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
December 31, 2022
Notes to Consolidated Portfolio of Investments  (continued)
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	51,438,236	120,465,984	(118,376,789)	3,495	53,530,926	(16,625)	803,695	53,546,991
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	17

Consolidated Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	23,721,655	—	23,721,655
Commercial Mortgage-Backed Securities - Non-Agency	—	3,167,849	—	3,167,849
Corporate Bonds & Notes	—	34,464,657	—	34,464,657
Foreign Government Obligations	—	684,383	—	684,383
Residential Mortgage-Backed Securities - Non-Agency	—	2,830,885	—	2,830,885
U.S. Government & Agency Obligations	—	704,435	—	704,435
U.S. Treasury Obligations	—	689,965	—	689,965
Money Market Funds	53,530,926	—	—	53,530,926
Total Investments in Securities	53,530,926	66,263,829	—	119,794,755
Investments in Derivatives
Asset
Futures Contracts	6,152,601	—	—	6,152,601
Liability
Futures Contracts	(3,785,149)	—	—	(3,785,149)
Total	55,898,378	66,263,829	—	122,162,207
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Consolidated Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $67,231,153)	$66,263,829
Affiliated issuers (cost $53,523,783)	53,530,926
Cash	5,483,336
Margin deposits on:
Futures contracts	11,892,465
Receivable for:
Dividends	151,017
Interest	272,922
Foreign tax reclaims	4,618
Variation margin for futures contracts	1,120,519
Expense reimbursement due from Investment Manager	103
Prepaid expenses	6,537
Total assets	138,726,272
Liabilities
Payable for:
Investments purchased	219,124
Capital shares purchased	165,684
Variation margin for futures contracts	534,963
Management services fees	2,371
Distribution and/or service fees	346
Service fees	5,735
Compensation of board members	45,459
Compensation of chief compliance officer	28
Other expenses	28,184
Total liabilities	1,001,894
Net assets applicable to outstanding capital stock	$137,724,378
Represented by
Paid in capital	256,032,387
Total distributable earnings (loss)	(118,308,009)
Total - representing net assets applicable to outstanding capital stock	$137,724,378
Class 1
Net assets	$87,122,757
Shares outstanding	17,056,920
Net asset value per share	$5.11
Class 2
Net assets	$50,601,621
Shares outstanding	10,091,231
Net asset value per share	$5.01
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	19

Consolidated Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$803,695
Interest	1,198,347
Interfund lending	30
Total income	2,002,072
Expenses:
Management services fees	918,392
Distribution and/or service fees
Class 2	116,426
Service fees	68,783
Compensation of board members	13,341
Custodian fees	17,646
Printing and postage fees	10,919
Audit fees	39,500
Legal fees	13,987
Interest on collateral	6,878
Compensation of chief compliance officer	22
Other	10,619
Total expenses	1,216,513
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(15,773)
Total net expenses	1,200,740
Net investment income	801,332
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(188,490)
Investments — affiliated issuers	(16,625)
Futures contracts	27,361,018
Swap contracts	148,396
Net realized gain	27,304,299
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(689,892)
Investments — affiliated issuers	3,495
Futures contracts	(2,989,430)
Net change in unrealized appreciation (depreciation)	(3,675,827)
Net realized and unrealized gain	23,628,472
Net increase in net assets resulting from operations	$24,429,804
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income (loss)	$801,332	$(799,669)
Net realized gain	27,304,299	41,254,210
Net change in unrealized appreciation (depreciation)	(3,675,827)	(3,539,356)
Net increase in net assets resulting from operations	24,429,804	36,915,185
Distributions to shareholders
Net investment income and net realized gains
Class 1	(24,044,863)	(254,188)
Class 2	(12,866,164)	—
Total distributions to shareholders	(36,911,027)	(254,188)
Increase (decrease) in net assets from capital stock activity	18,688,156	(24,249,059)
Total increase in net assets	6,206,933	12,411,938
Net assets at beginning of year	131,517,445	119,105,507
Net assets at end of year	$137,724,378	$131,517,445

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	641,720	4,356,555	394,790	2,119,779
Distributions reinvested	4,571,267	24,044,863	45,717	254,188
Redemptions	(6,058,930)	(39,870,413)	(6,362,572)	(34,120,629)
Net decrease	(845,943)	(11,468,995)	(5,922,065)	(31,746,662)
Class 2
Subscriptions	4,640,308	30,920,837	2,402,551	12,553,461
Distributions reinvested	2,488,619	12,866,164	—	—
Redemptions	(2,169,967)	(13,629,850)	(979,530)	(5,055,858)
Net increase	4,958,960	30,157,151	1,423,021	7,497,603
Total net increase (decrease)	4,113,017	18,688,156	(4,499,044)	(24,249,059)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	21

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$5.73	0.04	1.10	1.14	(1.76)	(1.76)
Year Ended 12/31/2021	$4.33	(0.03)	1.44	1.41	(0.01)	(0.01)
Year Ended 12/31/2020	$5.55	0.01	(0.22)	(0.21)	(1.01)	(1.01)
Year Ended 12/31/2019	$5.21	0.08	0.33	0.41	(0.07)	(0.07)
Year Ended 12/31/2018	$6.05	0.07	(0.90)	(0.83)	(0.01)	(0.01)
Class 2
Year Ended 12/31/2022	$5.65	0.03	1.08	1.11	(1.75)	(1.75)
Year Ended 12/31/2021	$4.28	(0.04)	1.41	1.37	—	—
Year Ended 12/31/2020	$5.50	(0.02)	(0.20)	(0.22)	(1.00)	(1.00)
Year Ended 12/31/2019	$5.15	0.07	0.33	0.40	(0.05)	(0.05)
Year Ended 12/31/2018	$6.00	0.06	(0.91)	(0.85)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2022	12/31/2021
Class 1	0.01%	0.01%
Class 2	less than 0.01%	0.01%

(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$5.11	19.09%	0.75%(c)	0.74%(c)	0.58%	93%	$87,123
Year Ended 12/31/2021	$5.73	32.63%	0.76%(c)	0.76%(c)	(0.56%)	101%	$102,522
Year Ended 12/31/2020	$4.33	(1.29%)	0.70%	0.70%	0.23%	0%	$103,243
Year Ended 12/31/2019	$5.55	7.80%	0.66%	0.66%	1.53%	0%	$404,193
Year Ended 12/31/2018	$5.21	(13.77%)	0.66%(d)	0.66%(d)	1.18%	0%	$226,877
Class 2
Year Ended 12/31/2022	$5.01	18.70%	1.01%(c)	0.99%(c)	0.48%	93%	$50,602
Year Ended 12/31/2021	$5.65	32.01%	1.01%(c)	1.01%(c)	(0.80%)	101%	$28,996
Year Ended 12/31/2020	$4.28	(1.55%)	0.98%	0.98%	(0.39%)	0%	$15,862
Year Ended 12/31/2019	$5.50	7.78%	0.91%	0.91%	1.29%	0%	$16,059
Year Ended 12/31/2018	$5.15	(14.17%)	0.92%(d)	0.92%(d)	1.05%	0%	$15,269
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	23

Notes to Consolidated Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2022, the Subsidiary financial statement information is as follows:
CVPCSF Offshore Fund, Ltd.
% of consolidated fund net assets	19.53%
Net assets	$26,900,073
Net investment income (loss)	(55,026)
Net realized gain (loss)	27,025,074
Net change in unrealized appreciation (depreciation)	(2,966,870)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
24	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	25

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the commodities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
26	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	27

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,152,601*

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,974*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,783,175*
Total		3,785,149

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	27,025,065	—	27,025,065
Interest rate risk	335,953	148,396	484,349
Total	27,361,018	148,396	27,509,414

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	(2,966,870)
Interest rate risk	(22,560)
Total	(2,989,430)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	155,595,254
Futures contracts — short	5,672,145

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Interest rate swap contracts	40,470	(4,844)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
28	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	29

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2022, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the
30	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.05% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.74%	0.80%
Class 2	0.99	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	31

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses, investments in commodity subsidiaries, swap investments and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,643,685	(673,638)	(1,970,047)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
36,911,027	—	36,911,027	254,188	—	254,188
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
25,549,140	—	(304,922)	(133,015,815)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
279,708,669	—	(133,015,815)	(133,015,815)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
32	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(57,780)	(247,142)	(304,922)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $62,995,348 and $62,099,172, respectively, for the year ended December 31, 2022, of which $2,080,695 and $1,396,855, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	300,000	3.60	1
Interest income earned by the Fund is recorded as Interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	33

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments (and therefore the Fund) to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
34	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	35

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2022, one unaffiliated shareholder of record owned 12.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 80.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
36	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
December 31, 2022
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio – Commodity Strategy Fund and its subsidiary (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related consolidated statement of operations for the year ended December 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
40	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
42	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
44	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7001_12_B01_(02/23

Annual Report
December 31, 2022
Portfolio Navigator Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Variable Portfolio — Conservative Portfolio
Variable Portfolio — Moderately Conservative Portfolio
Variable Portfolio — Moderate Portfolio
Variable Portfolio — Moderately Aggressive Portfolio
Variable Portfolio — Aggressive Portfolio
Please remember that you may not buy (nor will you own) shares of the Fund directly. Each Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Portfolio Navigator Funds  |  Annual Report 2022

Fund at a Glance
Variable Portfolio – Conservative Portfolio (Unaudited)
Investment objective
Variable Portfolio — Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	-15.26	0.61	2.09
Class 2	05/07/10	-15.55	0.40	1.98
Class 4	05/07/10	-15.49	0.41	1.98
Blended Benchmark		-13.78	1.55	2.94
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
Russell 3000 Index		-19.21	8.79	12.13
MSCI EAFE Index (Net)		-14.45	1.54	4.67
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds | Annual Report 2022	3

Fund at a Glance   (continued)
Variable Portfolio – Conservative Portfolio (Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Alternative Strategies Funds	0.1
Equity Funds	19.3
Fixed Income Funds	73.2
Money Market Funds	7.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Portfolio Navigator Funds | Annual Report 2022

Fund at a Glance
Variable Portfolio – Moderately Conservative Portfolio (Unaudited)
Investment objective
Variable Portfolio — Moderately Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	-15.93	1.59	3.32
Class 2	05/07/10	-16.09	1.40	3.22
Class 4	05/07/10	-16.10	1.41	3.21
Blended Benchmark		-14.40	2.60	4.28
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
Russell 3000 Index		-19.21	8.79	12.13
MSCI EAFE Index (Net)		-14.45	1.54	4.67
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000 Index, and 11% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds | Annual Report 2022	5

Fund at a Glance   (continued)
Variable Portfolio – Moderately Conservative Portfolio (Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Alternative Strategies Funds	0.3
Equity Funds	35.0
Fixed Income Funds	60.4
Money Market Funds	4.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
6	Portfolio Navigator Funds | Annual Report 2022

Fund at a Glance
Variable Portfolio – Moderate Portfolio (Unaudited)
Investment objective
Variable Portfolio — Moderate Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderate level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	-16.42	2.58	4.58
Class 2	05/07/10	-16.61	2.39	4.48
Class 4	05/07/10	-16.59	2.39	4.49
Blended Benchmark		-15.11	3.66	5.66
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
Russell 3000 Index		-19.21	8.79	12.13
MSCI EAFE Index (Net)		-14.45	1.54	4.67
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds | Annual Report 2022	7

Fund at a Glance   (continued)
Variable Portfolio – Moderate Portfolio (Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Alternative Strategies Funds	0.3
Equity Funds	49.0
Fixed Income Funds	45.0
Money Market Funds	5.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
8	Portfolio Navigator Funds | Annual Report 2022

Fund at a Glance
Variable Portfolio – Moderately Aggressive Portfolio (Unaudited)
Investment objective
Variable Portfolio — Moderately Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	-17.38	3.29	5.71
Class 2	05/07/10	-17.59	3.10	5.61
Class 4	05/07/10	-17.57	3.10	5.61
Blended Benchmark		-15.86	4.67	7.01
Russell 3000 Index		-19.21	8.79	12.13
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
MSCI EAFE Index (Net)		-14.45	1.54	4.67
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds | Annual Report 2022	9

Fund at a Glance   (continued)
Variable Portfolio – Moderately Aggressive Portfolio (Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Alternative Strategies Funds	0.4
Equity Funds	64.9
Fixed Income Funds	29.1
Money Market Funds	5.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
10	Portfolio Navigator Funds | Annual Report 2022

Fund at a Glance
Variable Portfolio – Aggressive Portfolio (Unaudited)
Investment objective
Variable Portfolio – Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with an aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	-17.99	4.09	6.88
Class 2	05/07/10	-18.19	3.89	6.78
Class 4	05/07/10	-18.19	3.90	6.78
Blended Benchmark		-16.61	5.53	8.26
Russell 3000 Index		-19.21	8.79	12.13
MSCI EAFE Index (Net)		-14.45	1.54	4.67
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 56% Russell 3000 Index, 24% MSCI EAFE Index (Net) and 20% Bloomberg U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds | Annual Report 2022	11

Fund at a Glance   (continued)
Variable Portfolio – Aggressive Portfolio (Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Alternative Strategies Funds	0.5
Equity Funds	81.3
Fixed Income Funds	15.3
Money Market Funds	2.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
12	Portfolio Navigator Funds | Annual Report 2022

MANAGER DISCUSSION OF FUND PERFORMANCE
(Unaudited)
During the period, the Funds’ bond benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -13.01%; the Funds’ domestic equity benchmark, the Russell 3000 Index, returned -19.21%; and the Funds’ international equity benchmark, the MSCI EAFE Index (Net), returned -14.45%. While these individual benchmark returns are informative, we believe that the Blended Benchmarks, which are comprised of these individual indices in varying percentages, serve as a more relevant performance comparison for each of the Funds.
•	Variable Portfolio – Conservative Portfolio Class 2 shares returned -15.55%, underperforming its Blended Benchmark, which returned -13.78%.
•	Variable Portfolio – Moderately Conservative Portfolio Class 2 shares returned -16.09%, underperforming its Blended Benchmark, which returned -14.40%.
•	Variable Portfolio – Moderate Portfolio Class 2 shares returned -16.61%, underperforming its Blended Benchmark, which returned -15.11%.
•	Variable Portfolio – Moderately Aggressive Portfolio Class 2 shares returned -17.59%, underperforming its Blended Benchmark, which returned -15.86%.
•	Variable Portfolio – Aggressive Portfolio Class 2 shares returned -18.19%, underperforming its Blended Benchmark, which returned -16.61%.
Market overview
Global equities gave back some of the gains from 2020 and 2021 in calendar year 2022. The S&P 500 Index was down 18.11%, its worst calendar year return since 2008 when it fell 37.00%. The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small and large capitalization companies, ended the full 12-month period down 19.21%.
The “everything bubble” that corresponded with inflated markets and asset prices hit a crescendo in 2021, and it was built on 0% interest rates and quantitative easing by the U.S. Federal Reserve (Fed). With investors confronted in 2022 with near 5% short-term interest rates and quantitative tightening by the Fed, the pressure on large parts of the market was palpable. Markets slowed in 2022, and multi-asset investors experienced the formidable challenge of stocks and bonds falling in unison. During most cyclical bear markets, risk-off assets, such as U.S. Treasury bonds, usually offer some safety, or at least relative strength. However, that was largely not the case during the 12 months that ended December 31, 2022. The Bloomberg U.S. Long Treasury Index shed 29.26% during the annual period and the Bloomberg U.S. Aggregate Bond Index was down 13.01% for the 12-month period.
In foreign developed markets, the MSCI EAFE Index (Net), a broad proxy for international developed market equities, delivered a return of -14.45% (quoted in US dollar terms). In emerging markets, as measured by the MSCI Emerging Markets Index (Net), stocks fell by 20.09% in the 12-month period. It’s noteworthy that these returns are quoted in U.S. dollar terms. In local currency terms, the returns for these two overseas equity indices would be improved by several percentage points for the 12-month period.
Commodity markets served as one of the only positive areas within global capital markets during the year. A broad-based index covering the commodity markets, the S&P Goldman Sachs Commodity Index (GSCI), rose by 25.99% over the 12-month period.
The Funds’ notable detractors during the period
•	Underlying manager performance in U.S. fixed-income funds detracted from performance in each of the Funds.
•	An underweight allocation to fixed-income, on average, across the Funds over the 12-month period also weighed on returns.
•	International equity manager performance detracted from performance in each of the Funds.
•	U.S. growth-oriented equity manager performance also had a negative impact on Fund returns.
Portfolio Navigator Funds | Annual Report 2022	13

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)
(Unaudited)
The Funds’ notable contributors during the period
•	Strong relative performance emanating from U.S. equity managers that incorporate a value-focused orientation to their investment strategy contributed to returns for the Funds.
•	A small yet dedicated allocation to a commodity-centric investment strategy was also additive.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective partieswho have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
14	Portfolio Navigator Funds | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Conservative Portfolio
Class 1	1,000.00	1,000.00	978.20	1,024.32	0.74	0.76	0.15	3.17	3.25	0.64
Class 2	1,000.00	1,000.00	976.60	1,023.06	1.98	2.03	0.40	4.41	4.51	0.89
Class 4	1,000.00	1,000.00	976.60	1,023.06	1.98	2.03	0.40	4.41	4.51	0.89
Variable Portfolio – Moderately Conservative Portfolio
Class 1	1,000.00	1,000.00	988.60	1,024.47	0.60	0.61	0.12	3.34	3.40	0.67
Class 2	1,000.00	1,000.00	987.90	1,023.21	1.84	1.88	0.37	4.58	4.67	0.92
Class 4	1,000.00	1,000.00	988.00	1,023.21	1.84	1.88	0.37	4.58	4.67	0.92
Portfolio Navigator Funds | Annual Report 2022	15

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Moderate Portfolio
Class 1	1,000.00	1,000.00	1,000.50	1,024.37	0.70	0.71	0.14	3.56	3.60	0.71
Class 2	1,000.00	1,000.00	999.00	1,023.11	1.95	1.98	0.39	4.81	4.87	0.96
Class 4	1,000.00	1,000.00	999.50	1,023.11	1.95	1.98	0.39	4.81	4.87	0.96
Variable Portfolio – Moderately Aggressive Portfolio
Class 1	1,000.00	1,000.00	1,008.40	1,024.42	0.65	0.66	0.13	3.78	3.81	0.75
Class 2	1,000.00	1,000.00	1,007.10	1,023.16	1.91	1.93	0.38	5.03	5.07	1.00
Class 4	1,000.00	1,000.00	1,007.50	1,023.16	1.91	1.93	0.38	5.03	5.07	1.00
Variable Portfolio – Aggressive Portfolio
Class 1	1,000.00	1,000.00	1,019.80	1,024.52	0.56	0.56	0.11	4.00	4.01	0.79
Class 2	1,000.00	1,000.00	1,018.70	1,023.26	1.82	1.83	0.36	5.26	5.27	1.04
Class 4	1,000.00	1,000.00	1,019.10	1,023.26	1.82	1.83	0.36	5.26	5.27	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
16	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments
Variable Portfolio – Conservative Portfolio, December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.1%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	257,892	1,317,827
Total Alternative Strategies Funds (Cost $1,264,191)		1,317,827

Equity Funds 19.3%

Global Real Estate 0.2%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	279,518	1,705,058
International 5.9%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	2,717,050	31,979,674
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	512,526	4,510,225
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a),(b)	834,377	8,393,833
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	1,052,491	9,219,826
Total		54,103,558
U.S. Large Cap 11.9%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	456,746	15,118,307
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	204,352	14,721,497
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	321,760	8,378,625
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	2,041,542	30,235,241
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	250,824	9,212,770
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	126,851	4,512,090
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	97,421	3,444,817
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	102,383	4,329,788
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	143,736	4,602,426
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	475,727	14,209,954
Total		108,765,515
Equity Funds (continued)
U.S. Small Cap 1.3%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	225,294	2,590,882
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	241,797	2,224,528
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	113,220	3,067,135
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	106,710	3,488,352
Total		11,370,897
Total Equity Funds (Cost $171,132,217)		175,945,028

Fixed Income Funds 73.0%

Emerging Markets 0.6%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	739,873	5,563,850
Investment Grade 72.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	14,991,570	123,980,285
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,026,626	27,754,158
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,415,211	26,092,209
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	4,224,355	36,709,649
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,139,243	64,181,792
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	12,096,324	110,197,514
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	28,811,088	271,112,338
Total		660,027,945
Total Fixed Income Funds (Cost $805,229,755)		665,591,795

The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	17

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2022
Money Market Funds 7.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(a),(c)	66,846,372	66,826,318
Total Money Market Funds (Cost $66,826,927)		66,826,318
Total Investments in Securities (Cost: $1,044,453,090)		909,680,968
Other Assets & Liabilities, Net		2,504,992
Net Assets		912,185,960
At December 31, 2022, securities and/or cash totaling $2,519,114 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	110	03/2023	USD	9,739,950	—	(224,458)
S&P 500 Index E-mini	45	03/2023	USD	8,687,250	—	(241,762)
U.S. Treasury 10-Year Note	197	03/2023	USD	22,122,484	—	(61,033)
U.S. Treasury Ultra Bond	43	03/2023	USD	5,775,438	11,997	—
U.S. Treasury Ultra Bond	39	03/2023	USD	5,238,188	—	(79,139)
Total					11,997	(606,392)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(55)	03/2023	EUR	(2,081,750)	79,180	—
FTSE 100 Index	(26)	03/2023	GBP	(1,941,160)	—	(7,152)
Total					79,180	(7,152)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	80,580,194	58,156,772	(71,917,871)	7,223	66,826,318	—	(16,241)	1,123,306	66,846,372
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	1,106,620	340,661	—	(129,454)	1,317,827	—	—	340,661	257,892
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	20,040,173	1,276,685	(1,605,713)	(4,592,838)	15,118,307	—	1,201,444	—	456,746
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	20,047,247	1,323,168	(2,025,727)	(4,623,191)	14,721,497	—	1,251,278	—	204,352
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	7,091,612	389,987	(641,634)	(1,276,115)	5,563,850	—	(115,702)	260,103	739,873
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	134,170,309	19,005,350	(904,809)	(28,290,565)	123,980,285	87,150	(137,936)	4,221,496	14,991,570
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2022
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	11,777,551	1,078,253	(596,427)	(3,880,752)	8,378,625	—	311,727	—	321,760
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	35,268,819	31,755,817	(39,397,371)	126,893	27,754,158	—	(2,628,936)	314,232	3,026,626
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	35,415,685	3,161,387	(1,282,272)	(11,202,591)	26,092,209	877,402	(160,626)	800,835	3,415,211
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	41,520,265	5,319,016	(7,081,989)	(7,777,618)	31,979,674	2,490,666	(476,671)	277,054	2,717,050
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	40,083,009	2,097,665	(3,552,988)	(8,392,445)	30,235,241	—	1,058,593	—	2,041,542
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	11,472,923	462,906	(1,231,305)	(1,491,754)	9,212,770	—	1,390,303	—	250,824
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	3,504,807	1,265,015	(1,023,719)	(1,155,221)	2,590,882	1,053,200	(160,177)	20,609	225,294
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	3,463,149	981,093	—	(2,219,714)	2,224,528	981,093	—	—	241,797
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	47,425,646	974,962	(4,896,918)	(6,794,041)	36,709,649	—	(440,276)	870,796	4,224,355
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	35,619,459	253,319	(37,291,208)	1,418,430	—	169,594	(2,802,365)	73,624	—
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	82,163,499	4,121,431	(6,573,768)	(15,529,370)	64,181,792	1,861,284	(834,160)	2,220,245	7,139,243
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	2,354,735	853,233	(640,183)	(862,727)	1,705,058	316,714	88,953	25,734	279,518
CTIVP® – MFS® Value Fund, Class 1 Shares
	5,893,259	677,260	(1,345,232)	(713,197)	4,512,090	—	440,292	—	126,851
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	5,210,497	749,041	(244,220)	(2,270,501)	3,444,817	—	167,980	—	97,421
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	5,899,900	677,268	(405,333)	(1,842,047)	4,329,788	—	312,880	—	102,383
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	5,895,878	210,942	(659,416)	(844,978)	4,602,426	—	617,139	—	143,736
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	142,689,006	1,477,590	(14,052,140)	(19,916,942)	110,197,514	—	(989,369)	1,417,624	12,096,324
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	350,699,116	7,382,230	(37,773,072)	(49,195,936)	271,112,338	2,206,030	(3,025,187)	5,046,128	28,811,088
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	18,841,199	899,924	(1,225,504)	(4,305,665)	14,209,954	—	1,268,688	—	475,727
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	5,916,423	1,517,416	(981,143)	(1,942,471)	4,510,225	785,004	30,744	98,612	512,526
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	11,876,951	1,531,827	(1,057,768)	(3,957,177)	8,393,833	514,058	468,329	—	834,377
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	11,773,624	1,178,379	(1,533,208)	(2,198,969)	9,219,826	—	817,964	240,114	1,052,491
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	19

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2022
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	4,520,980	362,878	(305,552)	(1,511,171)	3,067,135	—	282,398	—	113,220
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	4,723,556	304,645	(962,608)	(577,241)	3,488,352	—	58,326	—	106,710
Total	1,187,046,091			(185,942,145)	909,680,968	11,342,195	(2,020,608)	17,351,173

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2022.
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2022
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	1,317,827	1,317,827
Equity Funds	—	—	—	175,945,028	175,945,028
Fixed Income Funds	—	—	—	665,591,795	665,591,795
Money Market Funds	66,826,318	—	—	—	66,826,318
Total Investments in Securities	66,826,318	—	—	842,854,650	909,680,968
Investments in Derivatives
Asset
Futures Contracts	91,177	—	—	—	91,177
Liability
Futures Contracts	(613,544)	—	—	—	(613,544)
Total	66,303,951	—	—	842,854,650	909,158,601
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	21

Portfolio of Investments
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.3%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	1,055,763	5,394,952
Total Alternative Strategies Funds (Cost $5,088,780)		5,394,952

Equity Funds 35.0%

Global Real Estate 0.4%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	1,381,758	8,428,721
International 11.6%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a),(b)	1,002,150	9,019,348
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	8,923,322	105,027,505
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	6,483,481	57,054,632
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a),(b)	3,693,915	37,160,787
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	5,159,284	45,195,328
Total		253,457,600
U.S. Large Cap 20.9%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	1,330,808	44,049,756
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	614,090	44,239,078
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	1,692,001	44,059,699
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	5,978,124	88,536,016
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	1,152,416	42,328,225
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	1,081,337	38,463,176
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	719,639	25,446,429
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	819,106	34,640,016
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	1,185,950	37,974,107
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	1,945,647	58,116,466
Total		457,852,968
Equity Funds (continued)
U.S. Mid Cap 0.7%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	193,292	8,122,141
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	212,368	7,566,648
Total		15,688,789
U.S. Small Cap 1.4%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	698,327	8,030,769
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	707,844	6,512,163
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	365,918	9,912,719
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	201,165	6,576,080
Total		31,031,731
Total Equity Funds (Cost $671,711,005)		766,459,809

Fixed Income Funds 60.2%

Emerging Markets 0.6%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	1,851,570	13,923,806
Investment Grade 59.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	23,151,789	191,465,292
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	5,825,186	53,416,954
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,589,009	42,700,027
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	5,188,683	45,089,654
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	16,294,855	146,490,749
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	27,325,526	248,935,545
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	61,479,862	578,525,501
Total		1,306,623,722
Total Fixed Income Funds (Cost $1,585,727,873)		1,320,547,528

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2022
Money Market Funds 4.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(a),(c)	95,105,755	95,077,223
Total Money Market Funds (Cost $95,073,045)		95,077,223
Total Investments in Securities (Cost: $2,357,600,703)		2,187,479,512
Other Assets & Liabilities, Net		5,327,332
Net Assets		2,192,806,844
At December 31, 2022, securities and/or cash totaling $5,463,210 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	457	03/2023	USD	40,465,065	—	(932,521)
S&P 500 Index E-mini	12	03/2023	USD	2,316,600	—	(64,470)
U.S. Treasury Ultra Bond	164	03/2023	USD	22,027,250	45,756	—
U.S. Treasury Ultra Bond	99	03/2023	USD	13,296,938	—	(200,892)
Total					45,756	(1,197,883)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(160)	03/2023	EUR	(6,056,000)	230,341	—
FTSE 100 Index	(74)	03/2023	GBP	(5,524,840)	—	(20,355)
Total					230,341	(20,355)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	118,825,058	131,760,345	(155,523,588)	15,408	95,077,223	—	(29,005)	1,589,297	95,105,755
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	6,922,099	1,446,366	(2,324,273)	(649,240)	5,394,952	—	602,982	1,446,366	1,055,763
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	59,775,278	—	(1,871,670)	(13,853,852)	44,049,756	—	3,433,489	—	1,330,808
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	60,084,868	—	(2,399,699)	(13,446,091)	44,239,078	—	2,777,974	—	614,090
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	17,789,981	648,127	(1,262,777)	(3,251,525)	13,923,806	—	(236,593)	645,547	1,851,570
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	13,441,489	2,948,129	—	(7,370,270)	9,019,348	2,948,130	—	—	1,002,150
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	23

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2022
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	251,634,555	7,030,501	(21,061,143)	(46,138,621)	191,465,292	142,157	(2,566,728)	6,885,968	23,151,789
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	59,365,722	7,595,186	(1,627,587)	(21,273,622)	44,059,699	—	1,980,808	—	1,692,001
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	59,300,108	80,909,274	(86,504,121)	(288,307)	53,416,954	—	(4,428,519)	711,022	5,825,186
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	59,024,805	2,783,105	(104,076)	(19,003,807)	42,700,027	1,443,426	(8,119)	1,317,464	5,589,009
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	132,621,660	9,120,089	(8,501,013)	(28,213,231)	105,027,505	8,171,672	268,208	906,604	8,923,322
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	119,690,493	—	(5,447,144)	(25,707,333)	88,536,016	—	3,349,055	—	5,978,124
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	59,812,281	38,018	(12,147,791)	(5,374,283)	42,328,225	—	4,276,485	—	1,152,416
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	10,143,684	3,389,448	(1,744,740)	(3,757,623)	8,030,769	3,324,391	(462,564)	65,055	698,327
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	10,138,144	2,872,088	—	(6,498,069)	6,512,163	2,872,088	—	—	707,844
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	58,976,393	1,085,994	(6,597,131)	(8,375,602)	45,089,654	—	(673,168)	1,085,661	5,188,683
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	88,652,918	620,655	(91,226,405)	1,952,832	—	432,777	(5,443,079)	187,877	—
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	192,847,249	9,422,375	(19,840,100)	(35,938,775)	146,490,749	4,296,352	(1,969,136)	5,124,930	16,294,855
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	12,486,511	1,986,457	(1,259,679)	(4,784,568)	8,428,721	1,834,006	84,464	149,019	1,381,758
CTIVP® – MFS® Value Fund, Class 1 Shares
	49,502,578	—	(6,168,778)	(4,870,624)	38,463,176	—	1,925,329	—	1,081,337
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	42,931,563	163,744	—	(17,648,878)	25,446,429	—	—	—	719,639
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	48,655,557	26,493	(194,245)	(13,847,789)	34,640,016	—	345,401	—	819,106
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	49,363,621	—	(2,935,920)	(8,453,594)	37,974,107	—	6,384,412	—	1,185,950
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	325,985,605	3,229,713	(34,647,725)	(45,632,048)	248,935,545	—	(2,209,924)	3,228,544	27,325,526
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	10,497,658	—	(803,880)	(1,571,637)	8,122,141	—	1,310,295	—	193,292
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	10,375,684	4,927	(74,563)	(2,739,400)	7,566,648	—	114,481	—	212,368
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	755,407,740	15,596,275	(87,711,030)	(104,767,484)	578,525,501	4,743,523	(7,859,246)	10,850,450	61,479,862
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	77,729,995	—	(2,013,293)	(17,600,236)	58,116,466	—	4,739,540	—	1,945,647
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2022
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	74,018,268	11,490,766	(3,087,354)	(25,367,048)	57,054,632	10,197,406	(328,132)	1,251,267	6,483,481
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	50,491,200	2,404,511	—	(15,734,924)	37,160,787	2,252,837	—	—	3,693,915
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	51,314,528	1,181,482	(343,095)	(6,957,587)	45,195,328	—	(31,124)	1,108,999	5,159,284
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	13,927,091	22,385	—	(4,036,757)	9,912,719	—	—	—	365,918
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	7,471,340	74,559	—	(969,819)	6,576,080	—	—	—	201,165
Total	2,959,205,724			(512,154,404)	2,187,479,512	42,658,765	5,347,586	36,554,070

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2022.
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	25

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2022
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	5,394,952	5,394,952
Equity Funds	—	—	—	766,459,809	766,459,809
Fixed Income Funds	—	—	—	1,320,547,528	1,320,547,528
Money Market Funds	95,077,223	—	—	—	95,077,223
Total Investments in Securities	95,077,223	—	—	2,092,402,289	2,187,479,512
Investments in Derivatives
Asset
Futures Contracts	276,097	—	—	—	276,097
Liability
Futures Contracts	(1,218,238)	—	—	—	(1,218,238)
Total	94,135,082	—	—	2,092,402,289	2,186,537,371
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments
Variable Portfolio – Moderate Portfolio, December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.3%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	8,663,720	44,271,607
Total Alternative Strategies Funds (Cost $42,338,319)		44,271,607

Equity Funds 48.8%

Global Real Estate 0.6%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	13,038,176	79,532,870
International 14.8%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a),(b)	3,169,469	28,525,217
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	77,035,131	906,703,495
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	44,877,191	394,919,281
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a),(b)	30,281,312	304,630,004
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	44,114,999	386,447,388
Total		2,021,225,385
U.S. Large Cap 30.4%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	10,385,072	343,745,896
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	4,798,945	345,716,005
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	16,044,417	417,796,622
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	46,646,724	690,837,982
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	10,445,862	383,676,504
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	10,796,621	384,035,812
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	6,861,295	242,615,387
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	7,922,424	335,039,301
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	11,788,424	377,465,325
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	20,984,348	626,802,486
Total		4,147,731,320
Equity Funds (continued)
U.S. Mid Cap 1.1%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	1,927,763	81,004,603
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	2,058,067	73,328,923
Total		154,333,526
U.S. Small Cap 1.9%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	6,917,954	79,556,468
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	6,197,818	57,019,926
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	2,891,685	78,335,746
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	1,595,954	52,171,749
Total		267,083,889
Total Equity Funds (Cost $5,643,034,627)		6,669,906,990

Fixed Income Funds 44.9%

Emerging Markets 0.7%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	11,395,495	85,694,124
Investment Grade 44.2%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	123,856,405	1,024,292,470
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	26,647,165	244,354,498
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	75,826,765	579,316,486
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	28,156,691	244,681,647
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	75,205,600	676,098,346
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	150,692,719	1,372,810,669
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	201,968,368	1,900,522,345
Total		6,042,076,461
Total Fixed Income Funds (Cost $7,373,655,271)		6,127,770,585

The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	27

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2022
Money Market Funds 5.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(a),(c)	745,549,792	745,326,127
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 3.492%(a),(c)	30,273,440	30,273,440
Total Money Market Funds (Cost $775,500,365)		775,599,567
Total Investments in Securities (Cost: $13,834,528,582)		13,617,548,749
Other Assets & Liabilities, Net		45,197,410
Net Assets		13,662,746,159
At December 31, 2022, securities and/or cash totaling $45,558,064 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	854	03/2023	USD	83,239,380	—	(1,447,615)
Russell 2000 Index E-mini	3,624	03/2023	USD	320,887,080	—	(7,394,867)
S&P 500 Index E-mini	152	03/2023	USD	29,343,600	—	(816,617)
U.S. Treasury Ultra Bond	314	03/2023	USD	42,174,125	87,606	—
U.S. Treasury Ultra Bond	1,070	03/2023	USD	143,714,375	—	(2,171,257)
Total					87,606	(11,830,356)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(1,079)	03/2023	EUR	(40,840,150)	1,553,360	—
FTSE 100 Index	(505)	03/2023	GBP	(37,703,300)	—	(138,912)
Total					1,553,360	(138,912)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 39	Morgan Stanley	12/20/2027	1.000	Quarterly	0.820	USD	52,323,000	358,458	—	—	358,458	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2022
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	983,397,100	1,251,860,036	(1,490,109,368)	178,359	745,326,127	—	(312,007)	16,470,782	745,549,792
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	55,257,709	12,161,049	(17,907,643)	(5,239,508)	44,271,607	—	3,936,816	12,161,049	8,663,720
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	458,128,586	—	(11,832,939)	(102,549,751)	343,745,896	—	21,404,106	—	10,385,072
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	465,469,284	—	(17,023,770)	(102,729,509)	345,716,005	—	19,575,750	—	4,798,945
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	103,283,790	3,853,174	(1,313,006)	(20,129,834)	85,694,124	—	(292,614)	3,852,086	11,395,495
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	42,505,343	9,326,852	—	(23,306,978)	28,525,217	9,323,111	—	—	3,169,469
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 3.492%
	29,915,616	357,824	—	—	30,273,440	—	—	360,861	30,273,440
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	1,406,491,366	36,220,275	(171,588,586)	(246,830,585)	1,024,292,470	730,674	(3,328,586)	35,393,378	123,856,405
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	547,236,442	82,012,507	(9,712,044)	(201,740,283)	417,796,622	—	21,682,617	—	16,044,417
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	173,153,922	491,625,862	(419,443,216)	(982,070)	244,354,498	—	(16,959,734)	3,568,236	26,647,165
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	801,802,808	37,446,050	(1,957,174)	(257,975,198)	579,316,486	19,561,121	154,365	17,854,095	75,826,765
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	1,099,785,818	76,757,762	(32,539,359)	(237,300,726)	906,703,495	69,109,081	1,296,190	7,639,169	77,035,131
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	924,516,426	—	(37,178,705)	(196,499,739)	690,837,982	—	22,837,846	—	46,646,724
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	550,308,803	15,831	(118,197,028)	(48,451,102)	383,676,504	—	36,460,726	—	10,445,862
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	99,531,944	32,974,907	(11,168,454)	(41,781,929)	79,556,468	32,342,003	593,632	632,905	6,917,954
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	88,768,695	25,147,746	—	(56,896,515)	57,019,926	25,147,746	—	—	6,197,818
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	301,938,219	5,748,023	(16,791,394)	(46,213,201)	244,681,647	—	(1,359,247)	5,746,791	28,156,691
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	528,197,882	3,777,080	(541,961,257)	9,986,295	—	2,633,725	(31,032,309)	1,143,355	—
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	969,783,402	41,387,911	(164,255,748)	(170,817,219)	676,098,346	18,831,152	4,004,251	22,462,860	75,205,600
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	116,034,362	18,793,375	(10,317,682)	(44,977,185)	79,532,870	17,379,159	353,826	1,412,115	13,038,176
CTIVP® – MFS® Value Fund, Class 1 Shares
	478,884,340	—	(36,818,143)	(58,030,385)	384,035,812	—	28,647,469	—	10,796,621
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	29

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2022
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	411,595,124	53,866	—	(169,033,603)	242,615,387	—	—	—	6,861,295
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	468,936,174	7,193	(1,210,872)	(132,693,194)	335,039,301	—	2,188,080	—	7,922,424
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	476,570,024	—	(26,697,530)	(72,407,169)	377,465,325	—	51,091,997	—	11,788,424
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	1,420,783,626	295,252,887	(135,362,004)	(207,863,840)	1,372,810,669	—	(9,457,035)	14,248,147	150,692,719
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	101,650,599	—	(3,909,961)	(16,736,035)	81,004,603	—	13,921,772	—	1,927,763
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	99,543,250	739	(233,698)	(25,981,368)	73,328,923	—	654,929	—	2,058,067
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	2,303,149,525	49,713,930	(108,146,404)	(344,194,706)	1,900,522,345	15,118,489	(9,806,594)	34,582,400	201,968,368
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	785,116,658	—	(18,239,139)	(140,075,033)	626,802,486	—	5,145,126	—	20,984,348
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	449,583,842	271,232,433	(145,141,880)	(180,755,114)	394,919,281	82,897,734	(14,478,208)	7,598,969	44,877,191
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	415,466,803	18,569,755	—	(129,406,554)	304,630,004	18,500,854	—	—	30,281,312
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	436,443,001	9,460,403	—	(59,456,016)	386,447,388	—	—	9,423,632	44,114,999
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	110,281,291	5,604	—	(31,951,149)	78,335,746	—	—	—	2,891,685
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	59,903,551	21,614	—	(7,753,416)	52,171,749	—	—	—	1,595,954
Total	17,763,415,325			(3,370,594,260)	13,617,548,749	311,574,849	146,923,164	194,550,830

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2022.
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2022
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	44,271,607	44,271,607
Equity Funds	—	—	—	6,669,906,990	6,669,906,990
Fixed Income Funds	—	—	—	6,127,770,585	6,127,770,585
Money Market Funds	775,599,567	—	—	—	775,599,567
Total Investments in Securities	775,599,567	—	—	12,841,949,182	13,617,548,749
Investments in Derivatives
Asset
Futures Contracts	1,640,966	—	—	—	1,640,966
Swap Contracts	—	358,458	—	—	358,458
Liability
Futures Contracts	(11,969,268)	—	—	—	(11,969,268)
Total	765,271,265	358,458	—	12,841,949,182	13,607,578,905
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	31

Portfolio of Investments
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.4%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	3,951,055	20,189,894
Total Alternative Strategies Funds (Cost $19,247,713)		20,189,894

Equity Funds 64.7%

Global Real Estate 0.8%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	7,534,045	45,957,672
International 19.2%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a),(b)	1,308,363	11,775,267
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	37,701,460	443,746,187
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	26,611,386	234,180,190
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a),(b)	17,793,045	178,998,034
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	24,524,397	214,833,718
Total		1,083,533,396
U.S. Large Cap 40.5%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	5,134,054	169,937,192
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	2,371,939	170,874,472
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	9,061,679	235,966,126
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	23,047,659	341,335,829
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	5,868,845	215,562,674
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	6,655,953	236,752,233
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	4,334,122	153,254,557
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	4,917,284	207,951,964
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	7,264,875	232,621,303
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	10,995,644	328,439,887
Total		2,292,696,237
Equity Funds (continued)
U.S. Mid Cap 1.6%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	1,111,035	46,685,717
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,187,304	42,303,631
Total		88,989,348
U.S. Small Cap 2.6%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	3,968,230	45,634,649
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	3,620,358	33,307,293
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	1,541,783	41,766,885
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	769,609	25,158,518
Total		145,867,345
Total Equity Funds (Cost $3,169,871,215)		3,657,043,998

Fixed Income Funds 29.0%

Emerging Markets 0.6%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	4,010,778	30,161,052
Investment Grade 28.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	45,896,190	379,561,492
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	8,950,048	82,071,941
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	10,766,510	82,256,131
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	10,132,837	88,054,356
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	32,666,139	293,668,586
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	25,932,967	236,249,331
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	47,293,017	445,027,292
Total		1,606,889,129
Total Fixed Income Funds (Cost $1,985,352,726)		1,637,050,181

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2022
Money Market Funds 5.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(a),(c)	318,810,819	318,715,176
Total Money Market Funds (Cost $318,664,863)		318,715,176
Total Investments in Securities (Cost: $5,493,136,517)		5,632,999,249
Other Assets & Liabilities, Net		19,296,472
Net Assets		5,652,295,721
At December 31, 2022, securities and/or cash totaling $19,527,978 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	177	03/2023	USD	17,252,190	—	(300,033)
Russell 2000 Index E-mini	1,645	03/2023	USD	145,656,525	—	(3,356,666)
U.S. Treasury 10-Year Note	1,642	03/2023	USD	184,391,469	—	(508,709)
U.S. Treasury Ultra Bond	88	03/2023	USD	11,819,500	24,552	—
U.S. Treasury Ultra Bond	324	03/2023	USD	43,517,250	—	(657,465)
Total					24,552	(4,822,873)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(529)	03/2023	EUR	(20,022,650)	761,564	—
FTSE 100 Index	(241)	03/2023	GBP	(17,993,060)	—	(66,292)
S&P 500 Index E-mini	(102)	03/2023	USD	(19,691,100)	547,232	—
Total					1,308,796	(66,292)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	497,839,691	445,799,523	(625,023,342)	99,304	318,715,176	—	(151,756)	5,423,164	318,810,819
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	25,094,136	5,697,634	(8,222,969)	(2,378,907)	20,189,894	—	1,676,145	5,697,634	3,951,055
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	230,260,343	—	(7,177,880)	(53,145,271)	169,937,192	—	12,408,086	—	5,134,054
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	233,251,063	—	(9,765,904)	(52,610,687)	170,874,472	—	10,930,695	—	2,371,939
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	37,323,828	1,373,475	(1,591,850)	(6,944,401)	30,161,052	—	(416,880)	1,373,475	4,010,778
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	33

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2022
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	17,490,304	3,878,651	—	(9,593,688)	11,775,267	3,839,098	—	—	1,308,363
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	494,574,681	13,760,307	(37,361,173)	(91,412,323)	379,561,492	278,327	(4,201,853)	13,481,980	45,896,190
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	309,819,393	48,948,428	(7,646,260)	(115,155,435)	235,966,126	—	14,300,103	—	9,061,679
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	56,529,405	140,259,082	(114,135,207)	(581,339)	82,071,941	—	(4,942,311)	1,086,730	8,950,048
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	114,561,334	5,355,392	(976,283)	(36,684,312)	82,256,131	2,778,967	4,655	2,536,457	10,766,510
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	552,360,832	37,825,787	(29,556,470)	(116,883,962)	443,746,187	34,038,425	(33,570)	3,786,400	37,701,460
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	463,186,674	862	(21,985,010)	(99,866,697)	341,335,829	—	12,855,032	—	23,047,659
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	312,533,232	160,416	(46,118,871)	(51,012,103)	215,562,674	—	43,142,105	—	5,868,845
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	57,670,939	19,041,924	(8,821,850)	(22,256,364)	45,634,649	18,676,443	(1,572,636)	365,483	3,968,230
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	51,852,838	14,689,660	—	(33,235,205)	33,307,293	14,689,660	—	—	3,620,358
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	112,544,076	2,092,803	(10,144,839)	(16,437,684)	88,054,356	—	(1,011,074)	2,092,803	10,132,837
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	151,702,567	1,077,055	(157,012,411)	4,232,789	—	751,021	(10,250,375)	326,034	—
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	382,156,166	18,629,428	(34,544,286)	(72,572,722)	293,668,586	8,495,508	(2,485,123)	10,133,920	32,666,139
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	66,979,071	10,923,893	(5,981,955)	(25,963,337)	45,957,672	10,094,549	69,412	820,216	7,534,045
CTIVP® – MFS® Value Fund, Class 1 Shares
	298,203,524	—	(35,469,307)	(25,981,984)	236,752,233	—	7,563,923	—	6,655,953
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	258,705,725	845,579	—	(106,296,747)	153,254,557	—	—	—	4,334,122
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	291,844,463	98,600	(1,059,593)	(82,931,506)	207,951,964	—	1,866,679	—	4,917,284
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	296,852,311	—	(25,291,292)	(38,939,716)	232,621,303	—	25,505,138	—	7,264,875
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	304,994,261	3,018,782	(29,060,012)	(42,703,700)	236,249,331	—	(2,104,335)	3,018,782	25,932,967
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	58,887,441	—	(2,941,798)	(9,259,926)	46,685,717	—	7,603,229	—	1,111,035
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	57,818,380	10,325	(240,690)	(15,284,384)	42,303,631	—	605,835	—	1,187,304
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	572,991,919	11,806,170	(60,015,675)	(79,755,122)	445,027,292	3,591,313	(5,601,706)	8,214,857	47,293,017
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2022
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	433,091,822	80	(12,360,529)	(92,291,486)	328,439,887	—	19,308,808	—	10,995,644
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	269,598,733	156,050,521	(77,735,950)	(113,733,114)	234,180,190	48,422,640	(1,524,570)	4,526,881	26,611,386
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	243,163,338	11,601,147	—	(75,766,451)	178,998,034	10,842,796	—	—	17,793,045
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	242,251,331	5,578,653	—	(32,996,266)	214,833,718	—	—	5,230,666	24,524,397
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	58,728,627	54,841	—	(17,016,583)	41,766,885	—	—	—	1,541,783
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	28,563,644	299,726	—	(3,704,852)	25,158,518	—	—	—	769,609
Total	7,583,426,092			(1,539,064,181)	5,632,999,249	156,498,747	123,543,656	68,115,482

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2022.
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	35

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2022
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	20,189,894	20,189,894
Equity Funds	—	—	—	3,657,043,998	3,657,043,998
Fixed Income Funds	—	—	—	1,637,050,181	1,637,050,181
Money Market Funds	318,715,176	—	—	—	318,715,176
Total Investments in Securities	318,715,176	—	—	5,314,284,073	5,632,999,249
Investments in Derivatives
Asset
Futures Contracts	1,333,348	—	—	—	1,333,348
Liability
Futures Contracts	(4,889,165)	—	—	—	(4,889,165)
Total	315,159,359	—	—	5,314,284,073	5,629,443,432
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments
Variable Portfolio – Aggressive Portfolio, December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.5%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	2,089,646	10,678,091
Total Alternative Strategies Funds (Cost $10,414,524)		10,678,091

Equity Funds 81.0%

Global Real Estate 1.0%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	3,399,256	20,735,462
International 24.7%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a),(b)	520,271	4,682,441
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	15,330,577	180,440,894
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	16,080,047	141,504,410
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a),(b)	8,405,181	84,556,118
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	11,125,859	97,462,527
Total		508,646,390
U.S. Large Cap 50.1%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	2,271,204	75,176,851
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,056,925	76,140,903
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	4,338,204	112,966,837
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	10,228,323	151,481,465
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	2,667,314	97,970,431
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	3,080,654	109,578,874
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	2,025,359	71,616,704
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	2,167,356	91,657,482
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	3,381,348	108,270,745
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	4,589,362	137,084,228
Total		1,031,944,520
Equity Funds (continued)
U.S. Mid Cap 1.9%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	513,700	21,585,681
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	511,670	18,230,784
Total		39,816,465
U.S. Small Cap 3.3%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	1,811,313	20,830,102
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	1,530,790	14,083,268
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	694,883	18,824,382
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	453,197	14,815,005
Total		68,552,757
Total Equity Funds (Cost $1,433,914,872)		1,669,695,594

Fixed Income Funds 15.3%

Emerging Markets 0.5%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	1,406,408	10,576,187
Investment Grade 14.8%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	7,657,719	63,329,334
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,417,266	12,996,330
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,098,682	38,953,929
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,156,974	64,341,197
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	4,738,427	43,167,075
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	8,669,096	81,576,193
Total		304,364,058
Total Fixed Income Funds (Cost $386,697,750)		314,940,245

The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	37

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2022
Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(a),(c)	58,976,773	58,959,080
Total Money Market Funds (Cost $58,954,005)		58,959,080
Total Investments in Securities (Cost: $1,889,981,151)		2,054,273,010
Other Assets & Liabilities, Net		5,916,383
Net Assets		2,060,189,393
At December 31, 2022, securities and/or cash totaling $5,993,213 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	604	03/2023	USD	53,481,180	—	(1,232,478)
U.S. Treasury Ultra Bond	54	03/2023	USD	7,252,875	15,067	—
U.S. Treasury Ultra Bond	132	03/2023	USD	17,729,250	—	(267,856)
Total					15,067	(1,500,334)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(256)	03/2023	EUR	(9,689,600)	368,545	—
FTSE 100 Index	(116)	03/2023	GBP	(8,660,560)	—	(31,909)
S&P 500 Index E-mini	(97)	03/2023	USD	(18,725,850)	520,407	—
Total					888,952	(31,909)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 39	Morgan Stanley	12/20/2027	1.000	Quarterly	0.820	USD	10,308,000	70,619	—	—	70,619	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2022
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	119,218,990	105,572,938	(165,849,444)	16,596	58,959,080	—	(27,739)	1,022,015	58,976,773
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	11,630,211	3,088,472	(2,868,083)	(1,172,508)	10,678,092	—	379,016	3,088,472	2,089,646
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	98,258,088	—	(1,944,249)	(21,136,988)	75,176,851	—	3,330,061	—	2,271,204
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	100,930,601	—	(3,077,140)	(21,712,558)	76,140,903	—	3,375,707	—	1,056,925
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	12,509,957	582,655	(48,101)	(2,468,325)	10,576,186	—	(14,794)	471,236	1,406,408
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	6,810,879	1,652,504	(39,090)	(3,741,852)	4,682,441	1,506,110	655	—	520,271
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	78,625,388	2,320,701	(2,364,328)	(15,252,427)	63,329,334	45,853	(315,348)	2,221,094	7,657,719
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	140,511,251	28,507,164	(3,314,391)	(52,737,187)	112,966,837	—	6,733,434	—	4,338,204
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	—	24,936,589	(11,756,561)	(183,698)	12,996,330	—	(180,521)	168,831	1,417,266
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	53,452,752	2,922,224	(197,748)	(17,223,299)	38,953,929	1,309,282	4,954	1,195,026	5,098,682
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	213,608,565	15,528,065	(2,493,787)	(46,201,949)	180,440,894	13,597,695	(144,906)	1,501,541	15,330,577
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	201,512,524	—	(7,469,131)	(42,561,928)	151,481,465	—	4,262,094	—	10,228,323
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	138,427,652	1,083,766	(19,559,505)	(21,981,482)	97,970,431	—	17,665,755	—	2,667,314
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	25,815,747	8,630,303	(2,745,739)	(10,870,209)	20,830,102	8,464,658	71,779	165,645	1,811,313
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	21,924,851	6,211,205	—	(14,052,788)	14,083,268	6,211,205	—	—	1,530,790
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	25,973,949	192,969	(27,425,535)	1,258,617	—	133,655	(2,316,716)	58,023	—
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	79,430,954	4,042,653	(3,495,919)	(15,636,491)	64,341,197	1,835,456	(383,894)	2,189,435	7,156,974
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	29,628,863	4,960,646	(2,202,277)	(11,651,770)	20,735,462	4,584,511	(84,943)	372,507	3,399,256
CTIVP® – MFS® Value Fund, Class 1 Shares
	130,288,443	—	(10,464,081)	(10,245,488)	109,578,874	—	2,183,013	—	3,080,654
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	109,104,829	8,293,075	—	(45,781,200)	71,616,704	—	—	—	2,025,359
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	127,186,612	973,868	(406,469)	(36,096,529)	91,657,482	—	725,610	—	2,167,356
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	39

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2022
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	129,088,371	—	(7,992,931)	(12,824,695)	108,270,745	—	6,651,386	—	3,381,348
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	52,664,172	556,896	(2,297,199)	(7,756,794)	43,167,075	—	(174,324)	543,220	4,738,427
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	25,639,411	—	(912,545)	(3,141,185)	21,585,681	—	2,410,876	—	513,700
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	24,388,496	181,039	(30,670)	(6,308,081)	18,230,784	—	81,583	—	511,670
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	112,759,628	2,215,005	(19,454,817)	(13,943,623)	81,576,193	673,781	(2,217,030)	1,541,224	8,669,096
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	165,584,059	1,077,705	(368,253)	(29,209,283)	137,084,228	—	462,666	—	4,589,362
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	148,401,307	78,445,155	(26,587,669)	(58,754,383)	141,504,410	27,392,023	(4,940,368)	2,517,799	16,080,047
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	103,712,294	13,867,895	—	(33,024,071)	84,556,118	4,953,169	—	—	8,405,181
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	103,960,342	7,680,041	—	(14,177,856)	97,462,527	—	—	2,275,955	11,125,859
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	25,455,840	787,961	—	(7,419,419)	18,824,382	—	—	—	694,883
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	13,986,653	2,726,267	—	(1,897,915)	14,815,005	—	—	—	453,197
Total	2,630,491,679			(577,890,768)	2,054,273,010	70,707,398	37,538,006	19,332,023

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2022.
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Portfolio Navigator Funds | Annual Report 2022

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	10,678,091	10,678,091
Equity Funds	—	—	—	1,669,695,594	1,669,695,594
Fixed Income Funds	—	—	—	314,940,245	314,940,245
Money Market Funds	58,959,080	—	—	—	58,959,080
Total Investments in Securities	58,959,080	—	—	1,995,313,930	2,054,273,010
Investments in Derivatives
Asset
Futures Contracts	904,019	—	—	—	904,019
Swap Contracts	—	70,619	—	—	70,619
Liability
Futures Contracts	(1,532,243)	—	—	—	(1,532,243)
Total	58,330,856	70,619	—	1,995,313,930	2,053,715,405
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	41

Statement of Assets and Liabilities
December 31, 2022
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets
Investments in securities, at value
Affiliated issuers (cost $1,044,453,090, $2,357,600,703, $13,834,528,582, respectively)	$909,680,968	$2,187,479,512	$13,617,548,749
Margin deposits on:
Futures contracts	2,519,114	5,463,210	44,022,383
Swap contracts	—	—	1,535,681
Receivable for:
Investments sold	847,410	1,911,856	13,219,232
Capital shares sold	670	19,106	28,642
Dividends	229,593	327,522	3,011,235
Variation margin for futures contracts	51,350	148,671	1,005,198
Prepaid expenses	13,228	23,039	105,339
Total assets	913,342,333	2,195,372,916	13,680,476,459
Liabilities
Payable for:
Capital shares purchased	848,080	1,930,962	13,247,874
Variation margin for futures contracts	126,991	279,620	2,755,410
Variation margin for swap contracts	—	—	7,641
Management services fees	1,830	3,128	22,277
Distribution and/or service fees	6,271	15,079	93,801
Service fees	45,613	109,440	681,252
Compensation of board members	101,655	194,755	825,259
Compensation of chief compliance officer	181	434	2,665
Other expenses	25,752	32,654	94,121
Total liabilities	1,156,373	2,566,072	17,730,300
Net assets applicable to outstanding capital stock	$912,185,960	$2,192,806,844	$13,662,746,159
Represented by
Trust capital	$912,185,960	$2,192,806,844	$13,662,746,159
Total - representing net assets applicable to outstanding capital stock	$912,185,960	$2,192,806,844	$13,662,746,159
Class 1
Net assets	$1,014,423	$2,117,980	$38,960,596
Shares outstanding	70,806	128,178	2,035,679
Net asset value per share	$14.33	$16.52	$19.14
Class 2
Net assets	$515,882,519	$1,163,336,301	$7,213,761,335
Shares outstanding	36,371,383	71,043,166	380,056,469
Net asset value per share	$14.18	$16.38	$18.98
Class 4
Net assets	$395,289,018	$1,027,352,563	$6,410,024,228
Shares outstanding	27,878,919	62,620,957	337,273,525
Net asset value per share	$14.18	$16.41	$19.01
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Portfolio Navigator Funds | Annual Report 2022

Statement of Assets and Liabilities  (continued)
December 31, 2022
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets
Investments in securities, at value
Affiliated issuers (cost $5,493,136,517, $1,889,981,151, respectively)	$5,632,999,249	$2,054,273,010
Margin deposits on:
Futures contracts	19,527,978	5,690,673
Swap contracts	—	302,540
Receivable for:
Investments sold	3,749,826	1,798,844
Capital shares sold	165,625	102,595
Dividends	1,104,664	205,580
Variation margin for futures contracts	544,776	288,967
Prepaid expenses	48,515	20,249
Total assets	5,658,140,633	2,062,682,458
Liabilities
Payable for:
Capital shares purchased	3,915,451	1,901,439
Variation margin for futures contracts	1,124,741	280,240
Variation margin for swap contracts	—	1,505
Management services fees	9,584	2,372
Distribution and/or service fees	38,005	13,751
Service fees	281,432	102,562
Compensation of board members	422,300	158,422
Compensation of chief compliance officer	1,098	394
Other expenses	52,301	32,380
Total liabilities	5,844,912	2,493,065
Net assets applicable to outstanding capital stock	$5,652,295,721	$2,060,189,393
Represented by
Trust capital	$5,652,295,721	$2,060,189,393
Total - representing net assets applicable to outstanding capital stock	$5,652,295,721	$2,060,189,393
Class 1
Net assets	$130,084,294	$62,599,689
Shares outstanding	6,038,427	2,590,848
Net asset value per share	$21.54	$24.16
Class 2
Net assets	$2,986,446,347	$1,135,243,485
Shares outstanding	139,801,377	47,342,122
Net asset value per share	$21.36	$23.98
Class 4
Net assets	$2,535,765,080	$862,346,219
Shares outstanding	118,519,235	35,904,858
Net asset value per share	$21.40	$24.02
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	43

Statement of Operations
Year Ended December 31, 2022
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$17,351,173	$36,554,070	$194,550,830
Interest	27,941	3,799	411,967
Total income	17,379,114	36,557,869	194,962,797
Expenses:
Management services fees	713,669	1,238,619	10,315,853
Distribution and/or service fees
Class 2	1,399,828	3,245,586	19,529,984
Class 4	1,114,251	2,901,322	17,858,847
Service fees	602,782	1,472,948	8,974,050
Compensation of board members	22,089	37,048	177,717
Custodian fees	13,281	12,785	21,674
Printing and postage fees	17,731	31,375	149,160
Audit fees	29,500	32,000	32,000
Legal fees	24,898	43,289	201,851
Interest on collateral	8,101	18,441	209,093
Compensation of chief compliance officer	139	335	2,098
Other	18,238	35,418	182,811
Total expenses	3,964,507	9,069,166	57,655,138
Net investment income	13,414,607	27,488,703	137,307,659
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	—	—	(3,845,299)
Investments — affiliated issuers	(2,020,608)	5,347,586	146,923,164
Capital gain distributions from underlying affiliated funds	11,342,195	42,658,765	311,574,849
Foreign currency translations	(55,189)	(108,827)	(1,804,308)
Futures contracts	(13,657,423)	(22,149,233)	(98,500,345)
Swap contracts	—	—	(411,275)
Net realized gain (loss)	(4,391,025)	25,748,291	353,936,786
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(185,942,145)	(512,154,404)	(3,370,594,260)
Futures contracts	(1,379,067)	(3,162,292)	(25,307,468)
Swap contracts	—	—	333,946
Net change in unrealized appreciation (depreciation)	(187,321,212)	(515,316,696)	(3,395,567,782)
Net realized and unrealized loss	(191,712,237)	(489,568,405)	(3,041,630,996)
Net decrease in net assets resulting from operations	$(178,297,630)	$(462,079,702)	$(2,904,323,337)
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Portfolio Navigator Funds | Annual Report 2022

Statement of Operations  (continued)
Year Ended December 31, 2022
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$68,115,482	$19,332,023
Interest	305,666	97,338
Total income	68,421,148	19,429,361
Expenses:
Management services fees	3,961,675	1,011,037
Distribution and/or service fees
Class 2	8,342,089	3,062,280
Class 4	7,018,869	2,351,223
Service fees	3,742,440	1,327,287
Compensation of board members	77,046	35,961
Custodian fees	19,213	15,811
Printing and postage fees	78,056	32,648
Audit fees	32,000	32,000
Legal fees	91,127	40,141
Interest on collateral	90,998	36,754
Compensation of chief compliance officer	843	310
Other	80,516	31,976
Total expenses	23,534,872	7,977,428
Net investment income	44,886,276	11,451,933
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	123,543,656	37,538,006
Capital gain distributions from underlying affiliated funds	156,498,747	70,707,398
Foreign currency translations	(796,127)	(346,993)
Futures contracts	(74,424,225)	(12,119,517)
Swap contracts	—	(82,144)
Net realized gain	204,822,051	95,696,750
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(1,539,064,181)	(577,890,768)
Futures contracts	(11,833,369)	(3,373,431)
Swap contracts	—	66,910
Net change in unrealized appreciation (depreciation)	(1,550,897,550)	(581,197,289)
Net realized and unrealized loss	(1,346,075,499)	(485,500,539)
Net decrease in net assets resulting from operations	$(1,301,189,223)	$(474,048,606)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	45

Statement of Changes in Net Assets
	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$13,414,607	$15,586,006	$27,488,703	$30,278,547
Net realized gain (loss)	(4,391,025)	122,645,112	25,748,291	293,023,686
Net change in unrealized appreciation (depreciation)	(187,321,212)	(103,187,226)	(515,316,696)	(151,179,205)
Net increase (decrease) in net assets resulting from operations	(178,297,630)	35,043,892	(462,079,702)	172,123,028
Decrease in net assets from capital stock activity	(99,266,588)	(233,106,490)	(309,738,054)	(352,077,035)
Total decrease in net assets	(277,564,218)	(198,062,598)	(771,817,756)	(179,954,007)
Net assets at beginning of year	1,189,750,178	1,387,812,776	2,964,624,600	3,144,578,607
Net assets at end of year	$912,185,960	$1,189,750,178	$2,192,806,844	$2,964,624,600

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	21,587	322,755	61,593	1,024,919	55,666	952,632	68,961	1,317,951
Redemptions	(19,916)	(305,697)	(11,411)	(189,684)	(27,449)	(499,806)	(41,972)	(794,690)
Net increase	1,671	17,058	50,182	835,235	28,217	452,826	26,989	523,261
Class 2
Subscriptions	2,588,535	38,492,489	2,944,854	48,663,645	639,858	11,030,218	1,568,795	29,847,265
Redemptions	(5,180,239)	(78,000,364)	(9,710,378)	(160,288,681)	(9,038,411)	(155,556,639)	(9,118,849)	(173,584,537)
Net decrease	(2,591,704)	(39,507,875)	(6,765,524)	(111,625,036)	(8,398,553)	(144,526,421)	(7,550,054)	(143,737,272)
Class 4
Subscriptions	1,225,672	18,241,779	763,195	12,558,711	281,196	4,887,995	279,011	5,331,862
Redemptions	(5,199,441)	(78,017,550)	(8,175,661)	(134,875,400)	(9,846,393)	(170,552,454)	(11,225,157)	(214,194,886)
Net decrease	(3,973,769)	(59,775,771)	(7,412,466)	(122,316,689)	(9,565,197)	(165,664,459)	(10,946,146)	(208,863,024)
Total net decrease	(6,563,802)	(99,266,588)	(14,127,808)	(233,106,490)	(17,935,533)	(309,738,054)	(18,469,211)	(352,077,035)
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Portfolio Navigator Funds | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$137,307,659	$151,857,458	$44,886,276	$46,188,798
Net realized gain	353,936,786	1,757,717,911	204,822,051	961,401,865
Net change in unrealized appreciation (depreciation)	(3,395,567,782)	(364,624,123)	(1,550,897,550)	(105,291,966)
Net increase (decrease) in net assets resulting from operations	(2,904,323,337)	1,544,951,246	(1,301,189,223)	902,298,697
Decrease in net assets from capital stock activity	(1,241,616,318)	(1,335,156,447)	(654,720,827)	(955,214,164)
Total increase (decrease) in net assets	(4,145,939,655)	209,794,799	(1,955,910,050)	(52,915,467)
Net assets at beginning of year	17,808,685,814	17,598,891,015	7,608,205,771	7,661,121,238
Net assets at end of year	$13,662,746,159	$17,808,685,814	$5,652,295,721	$7,608,205,771

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	913,803	18,325,425	799,378	17,852,828	2,407,813	54,312,617	2,112,806	53,145,081
Redemptions	(68,869)	(1,395,947)	(61,143)	(1,351,310)	(42,186)	(950,388)	(63,855)	(1,553,693)
Net increase	844,934	16,929,478	738,235	16,501,518	2,365,627	53,362,229	2,048,951	51,591,388
Class 2
Subscriptions	2,204,404	44,612,678	4,673,442	102,545,690	600,034	13,351,960	702,217	17,565,831
Redemptions	(24,335,121)	(480,729,416)	(19,243,186)	(424,611,786)	(18,983,519)	(430,008,569)	(24,659,087)	(614,123,878)
Net decrease	(22,130,717)	(436,116,738)	(14,569,744)	(322,066,096)	(18,383,485)	(416,656,609)	(23,956,870)	(596,558,047)
Class 4
Subscriptions	310,481	6,305,002	344,652	7,577,548	236,171	5,375,082	250,775	6,178,469
Redemptions	(41,516,352)	(828,734,060)	(47,066,979)	(1,037,169,417)	(13,177,066)	(296,801,529)	(16,790,262)	(416,425,974)
Net decrease	(41,205,871)	(822,429,058)	(46,722,327)	(1,029,591,869)	(12,940,895)	(291,426,447)	(16,539,487)	(410,247,505)
Total net decrease	(62,491,654)	(1,241,616,318)	(60,553,836)	(1,335,156,447)	(28,958,753)	(654,720,827)	(38,447,406)	(955,214,164)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	47

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$11,451,933	$10,494,665
Net realized gain	95,696,750	294,280,543
Net change in unrealized appreciation (depreciation)	(581,197,289)	76,986,058
Net increase (decrease) in net assets resulting from operations	(474,048,606)	381,761,266
Decrease in net assets from capital stock activity	(105,236,347)	(281,808,556)
Total increase (decrease) in net assets	(579,284,953)	99,952,710
Net assets at beginning of year	2,639,474,346	2,539,521,636
Net assets at end of year	$2,060,189,393	$2,639,474,346

	Variable Portfolio – Aggressive Portfolio
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,187,614	30,099,960	941,828	26,469,369
Redemptions	(74,694)	(1,854,320)	(34,531)	(967,321)
Net increase	1,112,920	28,245,640	907,297	25,502,048
Class 2
Subscriptions	1,560,147	39,118,606	755,347	21,342,634
Redemptions	(4,012,579)	(101,602,817)	(7,414,346)	(204,604,175)
Net decrease	(2,452,432)	(62,484,211)	(6,658,999)	(183,261,541)
Class 4
Subscriptions	259,046	6,519,754	348,902	9,696,348
Redemptions	(3,068,586)	(77,517,530)	(4,830,251)	(133,745,411)
Net decrease	(2,809,540)	(70,997,776)	(4,481,349)	(124,049,063)
Total net decrease	(4,149,052)	(105,236,347)	(10,233,051)	(281,808,556)
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Portfolio Navigator Funds | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Portfolio Navigator Funds | Annual Report 2022	49

Financial Highlights
Variable Portfolio – Conservative Portfolio
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$16.91	0.23	(2.81)	(2.58)
Year Ended 12/31/2021	$16.41	0.28	0.22	0.50
Year Ended 12/31/2020	$14.98	0.15	1.28	1.43
Year Ended 12/31/2019(d)	$13.95	0.13	0.90	1.03
Class 2
Year Ended 12/31/2022	$16.79	0.20	(2.81)	(2.61)
Year Ended 12/31/2021	$16.33	0.20	0.26	0.46
Year Ended 12/31/2020	$14.94	0.23	1.16	1.39
Year Ended 12/31/2019	$13.49	0.27	1.18	1.45
Year Ended 12/31/2018	$13.90	0.22	(0.63)	(0.41)
Class 4
Year Ended 12/31/2022	$16.78	0.20	(2.80)	(2.60)
Year Ended 12/31/2021	$16.32	0.20	0.26	0.46
Year Ended 12/31/2020	$14.94	0.23	1.15	1.38
Year Ended 12/31/2019	$13.49	0.28	1.17	1.45
Year Ended 12/31/2018	$13.89	0.22	(0.62)	(0.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Portfolio Navigator Funds | Annual Report 2022

Financial Highlights  (continued)
Variable Portfolio – Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$14.33	(15.26%)	0.14%(c)	0.14%(c)	1.51%	10%	$1,014
Year Ended 12/31/2021	$16.91	3.05%	0.12%(c)	0.12%(c)	1.70%	22%	$1,169
Year Ended 12/31/2020	$16.41	9.55%	0.12%(c)	0.12%(c)	1.00%	25%	$311
Year Ended 12/31/2019(d)	$14.98	7.38%	0.13%(e)	0.13%(e)	1.10%(e)	18%	$173
Class 2
Year Ended 12/31/2022	$14.18	(15.55%)	0.39%(c)	0.39%(c)	1.34%	10%	$515,883
Year Ended 12/31/2021	$16.79	2.82%	0.37%(c)	0.37%(c)	1.22%	22%	$654,063
Year Ended 12/31/2020	$16.33	9.30%	0.37%(c)	0.37%(c)	1.51%	25%	$746,628
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.90%	18%	$520,608
Year Ended 12/31/2018	$13.49	(2.95%)	0.37%	0.37%	1.61%	18%	$450,440
Class 4
Year Ended 12/31/2022	$14.18	(15.49%)	0.39%(c)	0.39%(c)	1.33%	10%	$395,289
Year Ended 12/31/2021	$16.78	2.82%	0.37%(c)	0.37%(c)	1.21%	22%	$534,518
Year Ended 12/31/2020	$16.32	9.24%	0.37%(c)	0.37%(c)	1.48%	25%	$640,874
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.94%	18%	$562,599
Year Ended 12/31/2018	$13.49	(2.88%)	0.37%	0.37%	1.60%	18%	$570,600
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	51

Financial Highlights
Variable Portfolio – Moderately Conservative Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$19.65	0.23	(3.36)	(3.13)
Year Ended 12/31/2021	$18.54	0.26	0.85	1.11
Year Ended 12/31/2020	$16.66	0.29	1.59	1.88
Year Ended 12/31/2019(d)	$15.35	0.26	1.05	1.31
Class 2
Year Ended 12/31/2022	$19.52	0.19	(3.33)	(3.14)
Year Ended 12/31/2021	$18.46	0.19	0.87	1.06
Year Ended 12/31/2020	$16.63	0.21	1.62	1.83
Year Ended 12/31/2019	$14.65	0.24	1.74	1.98
Year Ended 12/31/2018	$15.28	0.20	(0.83)	(0.63)
Class 4
Year Ended 12/31/2022	$19.56	0.19	(3.34)	(3.15)
Year Ended 12/31/2021	$18.49	0.19	0.88	1.07
Year Ended 12/31/2020	$16.66	0.21	1.62	1.83
Year Ended 12/31/2019	$14.68	0.25	1.73	1.98
Year Ended 12/31/2018	$15.30	0.20	(0.82)	(0.62)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Portfolio Navigator Funds | Annual Report 2022

Financial Highlights  (continued)
Variable Portfolio – Moderately Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$16.52	(15.93%)	0.12%(c)	0.12%(c)	1.36%	7%	$2,118
Year Ended 12/31/2021	$19.65	5.99%	0.12%(c)	0.12%(c)	1.33%	18%	$1,964
Year Ended 12/31/2020	$18.54	11.28%	0.13%(c)	0.12%(c)	1.70%	23%	$1,353
Year Ended 12/31/2019(d)	$16.66	8.53%	0.12%(e)	0.11%(e)	1.91%(e)	12%	$156
Class 2
Year Ended 12/31/2022	$16.38	(16.09%)	0.37%(c)	0.37%(c)	1.12%	7%	$1,163,336
Year Ended 12/31/2021	$19.52	5.74%	0.37%(c)	0.37%(c)	0.99%	18%	$1,550,825
Year Ended 12/31/2020	$18.46	11.00%	0.37%(c)	0.37%(c)	1.26%	23%	$1,605,788
Year Ended 12/31/2019	$16.63	13.51%	0.37%	0.36%	1.54%	12%	$1,463,901
Year Ended 12/31/2018	$14.65	(4.12%)	0.36%	0.36%	1.31%	10%	$1,311,637
Class 4
Year Ended 12/31/2022	$16.41	(16.10%)	0.37%(c)	0.37%(c)	1.11%	7%	$1,027,353
Year Ended 12/31/2021	$19.56	5.79%	0.37%(c)	0.37%(c)	0.99%	18%	$1,411,835
Year Ended 12/31/2020	$18.49	10.98%	0.37%(c)	0.37%(c)	1.25%	23%	$1,537,438
Year Ended 12/31/2019	$16.66	13.49%	0.37%	0.36%	1.55%	12%	$1,562,773
Year Ended 12/31/2018	$14.68	(4.05%)	0.36%	0.36%	1.31%	10%	$1,578,450
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	53

Financial Highlights
Variable Portfolio – Moderate Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$22.90	0.24	(4.00)	(3.76)
Year Ended 12/31/2021	$20.95	0.25	1.70	1.95
Year Ended 12/31/2020	$18.52	0.25	2.18	2.43
Year Ended 12/31/2019(d)	$16.92	0.21	1.39	1.60
Class 2
Year Ended 12/31/2022	$22.76	0.18	(3.96)	(3.78)
Year Ended 12/31/2021	$20.88	0.19	1.69	1.88
Year Ended 12/31/2020	$18.50	0.19	2.19	2.38
Year Ended 12/31/2019	$15.93	0.22	2.35	2.57
Year Ended 12/31/2018	$16.87	0.18	(1.12)	(0.94)
Class 4
Year Ended 12/31/2022	$22.79	0.18	(3.96)	(3.78)
Year Ended 12/31/2021	$20.90	0.19	1.70	1.89
Year Ended 12/31/2020	$18.53	0.19	2.18	2.37
Year Ended 12/31/2019	$15.95	0.22	2.36	2.58
Year Ended 12/31/2018	$16.89	0.18	(1.12)	(0.94)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Portfolio Navigator Funds | Annual Report 2022

Financial Highlights  (continued)
Variable Portfolio – Moderate Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$19.14	(16.42%)	0.14%(c)	0.14%(c)	1.20%	12%	$38,961
Year Ended 12/31/2021	$22.90	9.31%	0.12%(c)	0.12%(c)	1.10%	21%	$27,263
Year Ended 12/31/2020	$20.95	13.12%	0.12%(c)	0.12%(c)	1.34%	20%	$9,478
Year Ended 12/31/2019(d)	$18.52	9.46%	0.10%(e)	0.10%(e)	1.38%(e)	9%	$3,412
Class 2
Year Ended 12/31/2022	$18.98	(16.61%)	0.39%(c)	0.39%(c)	0.92%	12%	$7,213,761
Year Ended 12/31/2021	$22.76	9.00%	0.37%(c)	0.37%(c)	0.85%	21%	$9,154,944
Year Ended 12/31/2020	$20.88	12.86%	0.36%(c)	0.36%(c)	1.02%	20%	$8,700,781
Year Ended 12/31/2019	$18.50	16.13%	0.35%	0.35%	1.23%	9%	$8,144,403
Year Ended 12/31/2018	$15.93	(5.57%)	0.35%	0.35%	1.05%	10%	$7,293,208
Class 4
Year Ended 12/31/2022	$19.01	(16.59%)	0.39%(c)	0.39%(c)	0.91%	12%	$6,410,024
Year Ended 12/31/2021	$22.79	9.04%	0.37%(c)	0.37%(c)	0.85%	21%	$8,626,480
Year Ended 12/31/2020	$20.90	12.79%	0.36%(c)	0.36%(c)	1.01%	20%	$8,888,631
Year Ended 12/31/2019	$18.53	16.18%	0.35%	0.35%	1.23%	9%	$9,035,588
Year Ended 12/31/2018	$15.95	(5.56%)	0.35%	0.35%	1.05%	10%	$9,032,721
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	55

Financial Highlights
Variable Portfolio – Moderately Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$26.07	0.22	(4.75)	(4.53)
Year Ended 12/31/2021	$23.15	0.20	2.72	2.92
Year Ended 12/31/2020	$20.26	0.18	2.71	2.89
Year Ended 12/31/2019(d)	$18.37	0.18	1.71	1.89
Class 2
Year Ended 12/31/2022	$25.92	0.16	(4.72)	(4.56)
Year Ended 12/31/2021	$23.08	0.15	2.69	2.84
Year Ended 12/31/2020	$20.24	0.12	2.72	2.84
Year Ended 12/31/2019	$17.05	0.18	3.01	3.19
Year Ended 12/31/2018	$18.34	0.15	(1.44)	(1.29)
Class 4
Year Ended 12/31/2022	$25.96	0.16	(4.72)	(4.56)
Year Ended 12/31/2021	$23.11	0.15	2.70	2.85
Year Ended 12/31/2020	$20.27	0.12	2.72	2.84
Year Ended 12/31/2019	$17.07	0.18	3.02	3.20
Year Ended 12/31/2018	$18.37	0.15	(1.45)	(1.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Portfolio Navigator Funds | Annual Report 2022

Financial Highlights  (continued)
Variable Portfolio – Moderately Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$21.54	(17.38%)	0.13%(c)	0.13%(c)	0.98%	9%	$130,084
Year Ended 12/31/2021	$26.07	12.61%	0.13%(c)	0.13%(c)	0.81%	20%	$95,758
Year Ended 12/31/2020	$23.15	14.26%	0.14%(c)	0.14%(c)	0.89%	21%	$37,600
Year Ended 12/31/2019(d)	$20.26	10.29%	0.12%(e)	0.12%(e)	1.11%(e)	10%	$9,932
Class 2
Year Ended 12/31/2022	$21.36	(17.59%)	0.38%(c)	0.38%(c)	0.71%	9%	$2,986,446
Year Ended 12/31/2021	$25.92	12.31%	0.38%(c)	0.38%(c)	0.59%	20%	$4,099,901
Year Ended 12/31/2020	$23.08	14.03%	0.39%(c)	0.39%(c)	0.61%	21%	$4,203,023
Year Ended 12/31/2019	$20.24	18.71%	0.37%	0.37%	0.97%	10%	$4,208,417
Year Ended 12/31/2018	$17.05	(7.03%)	0.36%	0.36%	0.80%	10%	$4,016,103
Class 4
Year Ended 12/31/2022	$21.40	(17.57%)	0.38%(c)	0.38%(c)	0.71%	9%	$2,535,765
Year Ended 12/31/2021	$25.96	12.33%	0.38%(c)	0.38%(c)	0.59%	20%	$3,412,547
Year Ended 12/31/2020	$23.11	14.01%	0.39%(c)	0.39%(c)	0.60%	21%	$3,420,498
Year Ended 12/31/2019	$20.27	18.75%	0.37%	0.37%	0.97%	10%	$3,546,614
Year Ended 12/31/2018	$17.07	(7.08%)	0.36%	0.36%	0.80%	10%	$3,625,919
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	57

Financial Highlights
Variable Portfolio – Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$29.46	0.19	(5.49)	(5.30)
Year Ended 12/31/2021	$25.39	0.16	3.91	4.07
Year Ended 12/31/2020	$22.02	0.13	3.24	3.37
Year Ended 12/31/2019(d)	$19.79	0.14	2.09	2.23
Class 2
Year Ended 12/31/2022	$29.31	0.13	(5.46)	(5.33)
Year Ended 12/31/2021	$25.32	0.11	3.88	3.99
Year Ended 12/31/2020	$22.02	0.07	3.23	3.30
Year Ended 12/31/2019	$18.11	0.13	3.78	3.91
Year Ended 12/31/2018	$19.81	0.11	(1.81)	(1.70)
Class 4
Year Ended 12/31/2022	$29.36	0.13	(5.47)	(5.34)
Year Ended 12/31/2021	$25.36	0.11	3.89	4.00
Year Ended 12/31/2020	$22.06	0.07	3.23	3.30
Year Ended 12/31/2019	$18.13	0.13	3.80	3.93
Year Ended 12/31/2018	$19.84	0.11	(1.82)	(1.71)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Portfolio Navigator Funds | Annual Report 2022

Financial Highlights  (continued)
Variable Portfolio – Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$24.16	(17.99%)	0.12%(c)	0.12%(c)	0.76%	9%	$62,600
Year Ended 12/31/2021	$29.46	16.03%	0.13%(c)	0.13%(c)	0.58%	22%	$43,538
Year Ended 12/31/2020	$25.39	15.30%	0.13%(c)	0.13%(c)	0.58%	21%	$14,487
Year Ended 12/31/2019(d)	$22.02	11.27%	0.11%(e)	0.11%(e)	0.78%(e)	14%	$4,083
Class 2
Year Ended 12/31/2022	$23.98	(18.19%)	0.37%(c)	0.37%(c)	0.51%	9%	$1,135,243
Year Ended 12/31/2021	$29.31	15.76%	0.38%(c)	0.38%(c)	0.40%	22%	$1,459,446
Year Ended 12/31/2020	$25.32	14.99%	0.37%(c)	0.37%(c)	0.32%	21%	$1,429,508
Year Ended 12/31/2019	$22.02	21.59%	0.36%	0.36%	0.64%	14%	$1,403,662
Year Ended 12/31/2018	$18.11	(8.58%)	0.36%	0.36%	0.53%	10%	$1,301,923
Class 4
Year Ended 12/31/2022	$24.02	(18.19%)	0.37%(c)	0.37%(c)	0.51%	9%	$862,346
Year Ended 12/31/2021	$29.36	15.77%	0.38%(c)	0.38%(c)	0.40%	22%	$1,136,491
Year Ended 12/31/2020	$25.36	14.96%	0.37%(c)	0.37%(c)	0.31%	21%	$1,095,527
Year Ended 12/31/2019	$22.06	21.68%	0.36%	0.36%	0.64%	14%	$1,112,840
Year Ended 12/31/2018	$18.13	(8.62%)	0.36%	0.36%	0.53%	10%	$1,079,305
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2022	59

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio – Conservative Portfolio; Variable Portfolio – Moderately Conservative Portfolio; Variable Portfolio – Moderate Portfolio; Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio. Each Fund currently operates as a diversified fund.
Each Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). Each Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at columbiathreadneedleus.com/investor/.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 4 shares. Class 1 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Class 2 shares are offered to Contracts issued by affiliated life insurance companies, RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (Participating Insurance Companies). Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by Participating Insurance Companies. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract and making all allocations to the subaccounts that invest in each Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
60	Portfolio Navigator Funds | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Each Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a clearing broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Portfolio Navigator Funds | Annual Report 2022	61

Notes to Financial Statements  (continued)
December 31, 2022
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Each Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
62	Portfolio Navigator Funds | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To increase or decrease its credit exposure to an index	Variable Portfolio — Moderate Portfolio Variable Portfolio — Aggressive Portfolio
To manage credit risk exposure	Variable Portfolio — Moderate Portfolio Variable Portfolio — Aggressive Portfolio
These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be
Portfolio Navigator Funds | Annual Report 2022	63

Notes to Financial Statements  (continued)
December 31, 2022
partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	79,180*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	11,997*
Total		91,177

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	473,372*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	140,172*
Total		613,544

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
64	Portfolio Navigator Funds | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(5,888,213)
Interest rate risk	(7,769,210)
Total	(13,657,423)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,142,234)
Interest rate risk	(236,833)
Total	(1,379,067)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	59,129,532*
Futures contracts — short	1,307,783**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2022.
Variable Portfolio – Moderately Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	230,341*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	45,756*
Total		276,097

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,017,346*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	200,892*
Total		1,218,238

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Portfolio Navigator Funds | Annual Report 2022	65

Notes to Financial Statements  (continued)
December 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(13,548,754)
Interest rate risk	(8,600,479)
Total	(22,149,233)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,965,942)
Interest rate risk	(196,350)
Total	(3,162,292)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	93,727,392*
Futures contracts — short	2,696,176**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2022.
Variable Portfolio – Moderate Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	358,458*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,553,360*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	87,606*
Total		1,999,424

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	9,798,011*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	2,171,257*
Total		11,969,268

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
66	Portfolio Navigator Funds | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(411,275)	(411,275)
Equity risk	(68,714,828)	—	(68,714,828)
Interest rate risk	(29,785,517)	—	(29,785,517)
Total	(98,500,345)	(411,275)	(98,911,620)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	333,946	333,946
Equity risk	(23,223,817)	—	(23,223,817)
Interest rate risk	(2,083,651)	—	(2,083,651)
Total	(25,307,468)	333,946	(24,973,522)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	638,678,538*
Futures contracts — short	8,002,314**
Credit default swap contracts — sell protection	52,323,000*

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2022.
Variable Portfolio – Moderately Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,308,796*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	24,552*
Total		1,333,348

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	3,722,991*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	1,166,174*
Total		4,889,165

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Portfolio Navigator Funds | Annual Report 2022	67

Notes to Financial Statements  (continued)
December 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(36,912,867)
Interest rate risk	(37,511,358)
Total	(74,424,225)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(9,973,675)
Interest rate risk	(1,859,694)
Total	(11,833,369)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	435,476,950*
Futures contracts — short	8,918,982**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2022.
Variable Portfolio – Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	70,619*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	888,952*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	15,067*
Total		974,638

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,264,387*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	267,856*
Total		1,532,243

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
68	Portfolio Navigator Funds | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(82,144)	(82,144)
Equity risk	(9,275,957)	—	(9,275,957)
Interest rate risk	(2,843,560)	—	(2,843,560)
Total	(12,119,517)	(82,144)	(12,201,661)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	66,910	66,910
Equity risk	(3,120,642)	—	(3,120,642)
Interest rate risk	(252,789)	—	(252,789)
Total	(3,373,431)	66,910	(3,306,521)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	77,232,577
Futures contracts — short	18,366,608
Credit default swap contracts — sell protection	10,308,000

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
Variable Portfolio – Moderate Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	7,641
Total financial and derivative net assets	(7,641)
Total collateral received (pledged) (b)	(7,641)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Portfolio Navigator Funds | Annual Report 2022	69

Notes to Financial Statements  (continued)
December 31, 2022
Variable Portfolio – Aggressive Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	1,505
Total financial and derivative net assets	(1,505)
Total collateral received (pledged) (b)	(1,505)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
Each Fund is treated as a partnership for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
70	Portfolio Navigator Funds | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee (or investment advisory fee, as applicable) to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee to the Investment Manager, third party funds, derivatives and individual securities.
The effective management services fee rates based on each Fund’s average daily net assets for the year ended December 31, 2022 were as follows:
Effective management services fee rate (%)
Variable Portfolio – Conservative Portfolio	0.07
Variable Portfolio – Moderately Conservative Portfolio	0.05
Variable Portfolio – Moderate Portfolio	0.07
Variable Portfolio – Moderately Aggressive Portfolio	0.06
Variable Portfolio – Aggressive Portfolio	0.05
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Portfolio Navigator Funds | Annual Report 2022	71

Notes to Financial Statements  (continued)
December 31, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
For the year ended December 31, 2022, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee rate (%)
Variable Portfolio – Conservative Portfolio	0.06
Variable Portfolio – Moderately Conservative Portfolio	0.06
Variable Portfolio – Moderate Portfolio	0.06
Variable Portfolio – Moderately Aggressive Portfolio	0.06
Variable Portfolio – Aggressive Portfolio	0.06
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Distribution and/or service fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 and Class 4 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023			Prior to May 1, 2022
Fund	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio - Conservative Portfolio	0.18	0.43	0.43	0.22	0.47	0.47
Variable Portfolio - Moderately Conservative Portfolio	0.20	0.45	0.45	0.22	0.47	0.47
Variable Portfolio - Moderately Aggressive Portfolio	0.18	0.43	0.43	0.18	0.43	0.43
Variable Portfolio - Aggressive Portfolio	0.18	0.43	0.43	0.18	0.43	0.43

72	Portfolio Navigator Funds | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
	Contractual expense cap July 1, 2022 through April 30, 2023			Voluntary expense cap May 1, 2022 through June 30, 2022			Contractual expense cap prior to May 1, 2022
Fund	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio - Moderate Portfolio	0.19	0.44	0.44	0.19	0.44	0.44	0.19	0.44	0.44
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments in the Underlying Funds, but excluding investments in money market funds and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Variable Portfolio – Conservative Portfolio	91,629,349	167,286,860
Variable Portfolio – Moderately Conservative Portfolio	166,090,666	407,275,822
Variable Portfolio – Moderate Portfolio	1,702,832,046	2,383,602,726
Variable Portfolio – Moderately Aggressive Portfolio	513,079,222	868,913,476
Variable Portfolio – Aggressive Portfolio	221,464,822	197,081,962
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Portfolio Navigator Funds | Annual Report 2022	73

Notes to Financial Statements  (continued)
December 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 7. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
No Fund had borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
74	Portfolio Navigator Funds | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, the Investment Manager and affiliates owned 100% of Class 1, Class 2 and Class 4 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Funds.
Portfolio Navigator Funds | Annual Report 2022	75

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderately Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Variable Portfolio - Conservative Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Aggressive Portfolio and Variable Portfolio - Aggressive Portfolio (five of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
76	Portfolio Navigator Funds | Annual Report 2022

TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Portfolio Navigator Funds | Annual Report 2022	77

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
78	Portfolio Navigator Funds | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Portfolio Navigator Funds | Annual Report 2022	79

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
80	Portfolio Navigator Funds | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Portfolio Navigator Funds | Annual Report 2022	81

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
82	Portfolio Navigator Funds | Annual Report 2022

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, are available oncolumbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Portfolio Navigator Funds | Annual Report 2022	83

Portfolio Navigator Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, and/or summary prospectuses which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7069_12_B01_(02/23)

Annual Report
December 31, 2022
CTIVP® – Principal Blue Chip Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Principal Blue Chip Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Principal Blue Chip Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Principal Global Investors, LLC
K. William Nolin, CFA
Thomas Rozycki, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-28.01	7.69	12.65
Class 2	05/07/10	-28.19	7.42	12.38
Russell 1000 Growth Index		-29.14	10.96	14.10
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2022 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Principal Blue Chip Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	8.3
Consumer Discretionary	11.5
Consumer Staples	1.0
Financials	19.0
Health Care	7.8
Industrials	13.1
Information Technology	31.7
Materials	2.6
Real Estate	5.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 87.04% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
From January 1, 2022, through April 30, 2002, the Fund’s portfolio was managed by Loomis, Sayles & Company, L.P. (Loomis Sayles). On May 1, 2022, Principal Global Investors, LLC (Principal) replaced Loomis Sayles as the subadviser to the Fund and the Fund’s name was changed to CTIVP® — Principal Blue Chip Growth Fund.
For the 12-month period that ended December 31, 2022, Class 2 shares of CTIVP® - Principal Blue Chip Growth Fund returned -28.19%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned -29.14% over the same time period.
Market overview
U.S. equities, including large-capitalization growth stocks, finished sharply lower for the calendar year 2022.  Historically high inflation and efforts on the part of the U.S. Federal Reserve (Fed) to contain prices were the principal drivers of the market downturn. Inflation had begun to drift upward in late 2021 but spiked in the wake of Russia’s late-February 2022 invasion of Ukraine. U.S. consumer price inflation rose above 8% in March and peaked at 9.1% in June. The Fed responded by raising its benchmark overnight lending rate seven times, leaving the fed funds target range at 4.25%-4.50% at year-end, up from 0.0%-0.25% entering 2022. The dramatic rise in rates initially put downward pressure on equity valuation multiples and ultimately fueled heightened recession fears and concerns about the potential for weaker corporate earnings in 2023. A higher interest rate regime also made bonds a more compelling investment relative to equities. The increase in interest rates generally had the largest negative impact on the most growth-oriented segments of the market, most notably the information technology sector.
The Fund experienced an elevated level of portfolio turnover during the period due to an increase in purchases and sales of holdings as a result of the change in subadviser to the Fund.
The Fund’s notable contributors during the period
Loomis Sayles
We managed the Fund’s portfolio from January 1, 2022, through April 30, 2022. During this time period, the Fund underperformed its benchmark.
•	During our reporting period, the Fund benefited from being relatively overweight to the health care, energy and financials sectors.
•	In the case of health care and financials, the Fund benefited from security selection, while sector allocation to energy also contributed.
•	Among holdings, Vertex Pharmaceuticals, Inc., Schlumberger NV and Deere & Co. were among the largest absolute contributors to performance during our reporting period.
•	Vertex reported quarterly financial results that were better-than-consensus expectations for both revenue and profitability. The company continued to make progress across a range of disease areas and was expected to make regulatory filings for its therapy for blood disorders, co-developed with CRISPR Therapeutics, by year-end 2022. The company also reported statistically significant Phase 2 results for its non-opioid pain therapy in two different indications.
•	A recovery in oil demand that had been depressed by the COVID-19 pandemic, coupled with years of underinvestment and, most recently, the Russia-Ukraine conflict that slowed down production, pushed oil prices to their highest level
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
since 2013, boosting demand for Schlumberger’s services. As a result, 2022 looked to be the first year since 2014 in which industry spending grew both in North America and internationally, which should benefit Schlumberger, which has a higher market share and margins in its international business, accounting for approximately 80% of revenues.
•	Deere reported strong quarterly financial results that were above consensus expectations and slightly raised its outlook for the remainder of the year. Results reflected strong global agricultural fundamentals, including solid crop prices and demand, an aging equipment fleet and strong farm incomes. Also, the company realized mid to high single-digit growth in pricing.
Principal
We assumed responsibility for the day-to-day management of the Fund’s portfolio on May 2, 2022. From that time through December 31, 2022, the Fund outperformed its benchmark.
•	The Fund benefited from strong performance from several holdings, as well as not holding a couple of companies that were large benchmark weights but underperformed. Many of our contributors had good operating results that likely alleviated some market worries that had caused underperformance over the prior year.
•	Among sectors, we were underweight, relative to the benchmark, in the information technology sector, where sector allocation and security selection contributed to performance.
•	An underweight position, relative to the benchmark, as well as favorable security selection within the consumer discretionary sector contributed to performance as the sector had negative absolute returns. The two largest weights in the sector, Tesla, Inc. and Amazon.com, Inc., both had weak performance. Not owning Tesla was a relative contributor, as its shares declined over 50% during the period.
•	The Fund’s overweight in the industrials sector versus the benchmark, as well as security selection within the sector, also contributed to relative results.
•	In addition to Tesla, TransDigm Group, Inc., an aerospace manufacturing company, and Netflix, Inc. made up the largest positive contribution to relative performance during the period.
○	The Fund was a net seller of TransDigm in order to keep the Fund’s portolio weight from growing larger than intended after a period of relatively strong performance.
○	Netflix was the next largest contributor, as the company’s shares rose off a depressed level following weak performance in the early months of the year.
Notable detractors to the portfolio during the reporting period
Loomis Sayles
•	The information technology, communications services and consumer staples sectors were the largest relative detractors from Fund performance during our reporting period.
○	The Fund was relatively underweight in the information technology and consumer staples sectors, while security selection in both sectors detracted.
○	The Fund was overweight in the communication services sector, which also detracted from returns during our reporting period.
•	Among holdings, NVIDIA Corp., Meta Platforms, Inc. and Amazon.com, Inc. were among the largest absolute detractors from performance during our reporting period.
○	Despite reporting better-than-expected results on broad-based strength that included quarterly revenue records in its largest business segments, NVIDIA was the biggest detractor during the period. Over our investment horizon, however, we believe NVIDIA can sustain total annualized revenue growth in excess of 20%, driven by secular growth in spending on graphic processing units (GPUs).
6	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Meta Platform’s growth was strong and above expectations for revenue and free cash flow. Operating expenses, however, exceeded expectations. The company also issued first-quarter guidance that was well below expectations, which it attributed to recent privacy restrictions by Apple, the continuing impact of macro weakness such as supply chain disruptions on advertising spending and the company’s transition to a new product format, short term video, where monetization is currently lower.
○	Amazon reported fundamentally solid results that were above management’s expectations for revenues but below consensus expectations for operating profit. At the same time, the company was facing short-term cost inflation, including higher shipping, fuel and labor costs, which contributed to an incremental $6 billion in expense during the most recent quarter. While expenses pressures are expected to persist for the foreseeable future, Amazon expects them to decline in the coming quarter.
Principal
•	Being underweight, relative to the benchmark, in the health care sector, as well as security selection, detracted from performance. The performance of the sector benefited from some large benchmark weights that we did not own, such as Eli Lilly and Company and AbbVie Inc.
•	Our underweighting, relative to the benchmark, in the consumer staples sector, as well as security selection, also detracted from performance.
•	Finally, being underweight in the energy sector, which performed well as oil prices rose, also contributed to relative underperformance.
•	Amazon, Brookfield Asset Management, Inc. and Eli Lilly detracted the most from relative performance during the period.
○	We were a net purchaser of Amazon shares, seeing the current valuation as an opportunity. The profitability of their retail business was challenged last year, but we are confident in their long-term prospects.
○	Brookfield, along with most alternative asset managers, had weak performance, although their operating performance was strong. We did not take material action.
○	As mentioned, not owning large benchmark weighting Eli Lilly detracted from relative performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in a limited number of companies or sectors, subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	995.50	1,021.56	3.50	3.55	0.70
Class 2	1,000.00	1,000.00	994.20	1,020.31	4.75	4.81	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 8.2%
Entertainment 2.5%
Netflix, Inc.(a)	162,419	47,894,115
Interactive Media & Services 5.7%
Alphabet, Inc., Class A(a)	785,581	69,311,812
Alphabet, Inc., Class C(a)	429,280	38,090,014
Total		107,401,826
Total Communication Services		155,295,941
Consumer Discretionary 11.5%
Hotels, Restaurants & Leisure 2.4%
Hilton Worldwide Holdings, Inc.	348,138	43,990,718
Internet & Direct Marketing Retail 6.1%
Amazon.com, Inc.(a)	1,368,966	114,993,144
Specialty Retail 3.0%
CarMax, Inc.(a)	214,067	13,034,539
O’Reilly Automotive, Inc.(a)	51,761	43,687,837
Total		56,722,376
Total Consumer Discretionary		215,706,238
Consumer Staples 1.0%
Food & Staples Retailing 1.0%
Costco Wholesale Corp.	40,209	18,355,408
Total Consumer Staples		18,355,408
Financials 18.8%
Capital Markets 15.0%
Brookfield Asset Management Ltd., Class A(a)	589,054	16,888,178
Brookfield Corp.	2,418,958	76,100,419
Charles Schwab Corp. (The)	535,683	44,600,967
KKR & Co., Inc., Class A	620,391	28,798,550
Moody’s Corp.	254,551	70,923,000
S&P Global, Inc.	135,778	45,477,483
Total		282,788,597
Insurance 3.8%
Progressive Corp. (The)	554,972	71,985,418
Total Financials		354,774,015
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 7.7%
Health Care Equipment & Supplies 1.5%
IDEXX Laboratories, Inc.(a)	51,649	21,070,726
Intuitive Surgical, Inc.(a)	25,155	6,674,879
Total		27,745,605
Life Sciences Tools & Services 4.3%
Danaher Corp.	304,028	80,695,112
Pharmaceuticals 1.9%
Zoetis, Inc.	250,149	36,659,336
Total Health Care		145,100,053
Industrials 13.0%
Aerospace & Defense 5.0%
TransDigm Group, Inc.	148,995	93,814,702
Commercial Services & Supplies 1.8%
Copart, Inc.(a)	558,351	33,997,992
Professional Services 2.9%
CoStar Group, Inc.(a)	713,115	55,109,527
Road & Rail 3.3%
Union Pacific Corp.	296,622	61,421,518
Total Industrials		244,343,739
Information Technology 31.5%
IT Services 10.0%
MasterCard, Inc., Class A	269,000	93,539,370
Snowflake, Inc., Class A(a)	3,341	479,567
Visa, Inc., Class A	450,590	93,614,579
Total		187,633,516
Semiconductors & Semiconductor Equipment 0.3%
NVIDIA Corp.	42,692	6,239,009
Software 21.2%
Adobe, Inc.(a)	223,281	75,140,755
Intuit, Inc.	176,367	68,645,564
Microsoft Corp.	838,902	201,185,477
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Roper Technologies, Inc.	115,793	50,032,997
Salesforce, Inc.(a)	33,976	4,504,878
Total		399,509,671
Total Information Technology		593,382,196
Materials 2.5%
Chemicals 2.5%
Linde PLC	98,316	32,068,713
Sherwin-Williams Co. (The)	66,260	15,725,486
Total		47,794,199
Total Materials		47,794,199
Real Estate 5.0%
Equity Real Estate Investment Trusts (REITS) 5.0%
American Tower Corp.	417,970	88,551,124
SBA Communications Corp.	19,728	5,529,956
Total		94,081,080
Total Real Estate		94,081,080
Total Common Stocks (Cost $1,737,360,734)		1,868,832,869

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	24,187,847	24,180,590
Total Money Market Funds (Cost $24,180,011)		24,180,590
Total Investments in Securities (Cost: $1,761,540,745)		1,893,013,459
Other Assets & Liabilities, Net		(8,576,542)
Net Assets		1,884,436,917

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	48,635,987	354,271,454	(378,728,780)	1,929	24,180,590	(7,518)	140,201	24,187,847
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	155,295,941	—	—	155,295,941
Consumer Discretionary	215,706,238	—	—	215,706,238
Consumer Staples	18,355,408	—	—	18,355,408
Financials	354,774,015	—	—	354,774,015
Health Care	145,100,053	—	—	145,100,053
Industrials	244,343,739	—	—	244,343,739
Information Technology	593,382,196	—	—	593,382,196
Materials	47,794,199	—	—	47,794,199
Real Estate	94,081,080	—	—	94,081,080
Total Common Stocks	1,868,832,869	—	—	1,868,832,869
Money Market Funds	24,180,590	—	—	24,180,590
Total Investments in Securities	1,893,013,459	—	—	1,893,013,459
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,737,360,734)	$1,868,832,869
Affiliated issuers (cost $24,180,011)	24,180,590
Receivable for:
Investments sold	4,116,776
Capital shares sold	68,358
Dividends	773,019
Foreign tax reclaims	90,384
Prepaid expenses	19,753
Total assets	1,898,081,749
Liabilities
Payable for:
Investments purchased	12,982,239
Capital shares purchased	315,878
Management services fees	35,324
Distribution and/or service fees	393
Service fees	46,782
Compensation of board members	233,525
Compensation of chief compliance officer	365
Other expenses	30,326
Total liabilities	13,644,832
Net assets applicable to outstanding capital stock	$1,884,436,917
Represented by
Trust capital	$1,884,436,917
Total - representing net assets applicable to outstanding capital stock	$1,884,436,917
Class 1
Net assets	$1,827,443,548
Shares outstanding	43,214,424
Net asset value per share	$42.29
Class 2
Net assets	$56,993,369
Shares outstanding	1,390,410
Net asset value per share	$40.99
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$19,093,557
Dividends — affiliated issuers	140,201
Interfund lending	713
Foreign taxes withheld	(1,605,754)
Total income	17,628,717
Expenses:
Management services fees	13,677,113
Distribution and/or service fees
Class 2	156,268
Service fees	230,193
Compensation of board members	28,034
Custodian fees	13,645
Printing and postage fees	33,090
Audit fees	29,500
Legal fees	37,945
Interest on interfund lending	1,004
Compensation of chief compliance officer	295
Other	81,247
Total expenses	14,288,334
Net investment income	3,340,383
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	451,917,033
Investments — affiliated issuers	(7,518)
Net realized gain	451,909,515
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,150,261,118)
Investments — affiliated issuers	1,929
Net change in unrealized appreciation (depreciation)	(1,150,259,189)
Net realized and unrealized loss	(698,349,674)
Net decrease in net assets resulting from operations	$(695,009,291)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income (loss)	$3,340,383	$(2,436,206)
Net realized gain	451,909,515	395,440,307
Net change in unrealized appreciation (depreciation)	(1,150,259,189)	46,713,222
Net increase (decrease) in net assets resulting from operations	(695,009,291)	439,717,323
Increase (decrease) in net assets from capital stock activity	99,136,896	(507,045,549)
Total decrease in net assets	(595,872,395)	(67,328,226)
Net assets at beginning of year	2,480,309,312	2,547,637,538
Net assets at end of year	$1,884,436,917	$2,480,309,312

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,707,328	165,005,090	2,327,217	115,966,646
Redemptions	(1,414,276)	(67,990,067)	(11,463,880)	(619,559,044)
Net increase (decrease)	2,293,052	97,015,023	(9,136,663)	(503,592,398)
Class 2
Subscriptions	187,771	8,334,742	111,996	5,940,036
Redemptions	(138,704)	(6,212,869)	(175,391)	(9,393,187)
Net increase (decrease)	49,067	2,121,873	(63,395)	(3,453,151)
Total net increase (decrease)	2,342,119	99,136,896	(9,200,058)	(507,045,549)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$58.74	0.08	(16.53)	(16.45)
Year Ended 12/31/2021	$49.54	(0.05)	9.25	9.20
Year Ended 12/31/2020	$37.55	0.04	11.95	11.99
Year Ended 12/31/2019	$28.50	0.17	8.88	9.05
Year Ended 12/31/2018	$29.20	0.17	(0.87)	(0.70)
Class 2
Year Ended 12/31/2022	$57.08	(0.04)	(16.05)	(16.09)
Year Ended 12/31/2021	$48.26	(0.19)	9.01	8.82
Year Ended 12/31/2020	$36.67	(0.07)	11.66	11.59
Year Ended 12/31/2019	$27.90	0.08	8.69	8.77
Year Ended 12/31/2018	$28.66	0.10	(0.86)	(0.76)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$42.29	(28.01%)	0.70%(c)	0.70%(c)	0.17%	89%	$1,827,444
Year Ended 12/31/2021	$58.74	18.57%	0.68%(c)	0.68%(c)	(0.09%)	6%	$2,403,745
Year Ended 12/31/2020	$49.54	31.93%	0.69%	0.69%	0.09%	22%	$2,479,845
Year Ended 12/31/2019	$37.55	31.76%	0.69%	0.69%	0.50%	7%	$2,504,948
Year Ended 12/31/2018	$28.50	(2.40%)	0.70%	0.70%	0.57%	8%	$1,929,781
Class 2
Year Ended 12/31/2022	$40.99	(28.19%)	0.95%(c)	0.95%(c)	(0.08%)	89%	$56,993
Year Ended 12/31/2021	$57.08	18.28%	0.93%(c)	0.93%(c)	(0.35%)	6%	$76,565
Year Ended 12/31/2020	$48.26	31.61%	0.94%	0.94%	(0.16%)	22%	$67,793
Year Ended 12/31/2019	$36.67	31.43%	0.94%	0.94%	0.25%	7%	$55,206
Year Ended 12/31/2018	$27.90	(2.65%)	0.95%	0.95%	0.32%	8%	$44,937
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
CTIVP® – Principal Blue Chip Growth Fund (formerly known as CTIVP® – Loomis Sayles Growth Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2022, CTIVP® – Loomis Sayles Growth Fund was renamed CTIVP® – Principal Blue Chip Growth Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
18	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.67% of the Fund’s average daily net assets.
20	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Subadvisory agreement
Effective May 1, 2022, the Investment Manager has entered into a Subadvisory Agreement with Principal Global Investors, LLC to serve as the subadviser to the Fund. Prior to May 1, 2022, Loomis, Sayles & Company, L.P. served as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.73%	0.74%
Class 2	0.98	0.99
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,954,862,759 and $1,820,087,647, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,270,000	2.85	10
Lender	4,400,000	0.79	8
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 94.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual
24	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
(10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Principal Blue Chip Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Principal Blue Chip Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
28	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
30	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
32	CTIVP® – Principal Blue Chip Growth Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

CTIVP® – Principal Blue Chip Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7032_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio - Government Money Market Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio - Government Money Market Fund (the Fund)  holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly portfolio holdings
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for periods ended prior to and including March 31, 2019. The Fund’s Form N-Q filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
The Fund’s portfolio holdings since March 31, 2019 are filed with the SEC monthly on Form N-MFP. The Fund’s portfolio holdings, as filed on Form N-MFP, are available on columbiathreadneedleus.com/investor/ or are available on the SEC’s website at sec.gov and can be obtained without a charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio - Government Money Market Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	1.22	0.99	0.54
Class 2	05/03/10	1.12	0.85	0.45
Class 3	10/13/81	1.17	0.92	0.49
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
Prior to May 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at December 31, 2022)
Repurchase Agreements	8.2
Treasury Bills	6.1
U.S. Government & Agency Obligations	76.3
U.S. Treasury Obligations	9.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,011.50	1,022.86	2.22	2.23	0.44
Class 2	1,000.00	1,000.00	1,010.50	1,021.86	3.23	3.24	0.64
Class 3	1,000.00	1,000.00	1,011.10	1,022.41	2.67	2.69	0.53
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	5

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 8.1%
Issuer	Yield	Principal Amount ($)	Value ($)
Tri-party RBC Dominion Securities, Inc.
dated 12/30/2022, matures 01/03/2023,
repurchase price $20,009,489 (collateralized by U.S. Treasury Securities, Total Market Value $20,400,010)
	4.270%	20,000,000	20,000,000
Tri-party TD Securities (USA) LLC
dated 12/30/2022, matures 01/03/2023,
repurchase price $20,009,556 (collateralized by U.S. Treasury Securities, Total Market Value $20,400,093)
	4.300%	20,000,000	20,000,000
Total Repurchase Agreements (Cost $40,000,000)			40,000,000

Treasury Bills 6.1%

United States 6.1%
U.S. Treasury Bills
01/10/2023	3.540%	5,000,000	4,994,668
02/02/2023	3.970%	25,000,000	24,907,875
Total			29,902,543
Total Treasury Bills (Cost $29,902,543)			29,902,543

U.S. Government & Agency Obligations 76.0%

Federal Agricultural Mortgage Corp.
05/12/2023	2.290%	3,500,000	3,500,000
09/29/2023	4.240%	6,000,000	6,000,000
12/12/2023	4.950%	3,500,000	3,500,000
12/22/2023	4.850%	5,000,000	5,000,000
Federal Agricultural Mortgage Corp. Discount Notes
01/09/2023	3.650%	25,000,000	24,975,000
02/21/2023	4.280%	10,000,000	9,938,178
Federal Farm Credit Banks Discount Notes
01/17/2023	3.870%	10,000,000	9,980,969
01/27/2023	4.020%	10,000,000	9,969,250
Federal Farm Credit Banks Funding Corp.
01/18/2023	0.460%	4,000,000	4,000,000
11/09/2023	5.040%	5,000,000	5,000,000
Federal Home Loan Banks
03/21/2023	1.250%	2,000,000	2,000,000
03/21/2023	1.300%	2,000,000	2,000,000
12/29/2023	4.870%	5,250,000	5,250,000
Federal Home Loan Banks(a)
03/30/2023	1.130%	2,750,000	2,750,000
Federal Home Loan Banks(b)
01/26/2024	5.050%	5,500,000	5,500,000
U.S. Government & Agency Obligations (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes
01/09/2023	3.620%	20,000,000	19,980,200
01/11/2023	3.700%	15,000,000	14,981,781
01/12/2023	3.730%	5,000,000	4,993,367
01/13/2023	3.750%	23,000,000	22,966,982
01/19/2023	3.880%	25,000,000	24,946,958
01/25/2023	3.950%	27,000,000	26,924,298
01/26/2023	4.030%	10,000,000	9,970,244
01/27/2023	4.000%	5,000,000	4,984,700
02/06/2023	4.120%	5,000,000	4,978,648
02/08/2023	4.190%	9,000,000	8,958,904
02/09/2023	4.140%	9,000,000	8,958,378
02/10/2023	4.220%	7,000,000	6,966,198
02/13/2023	4.250%	10,000,000	9,947,872
02/15/2023	4.260%	5,000,000	4,972,707
02/22/2023	4.380%	13,000,000	12,916,363
Federal Home Loan Mortgage Corp.(a)
04/05/2023	2.340%	2,750,000	2,750,000
Federal Home Loan Mortgage Corp. Discount Notes
01/05/2023	3.090%	20,000,000	19,989,833
01/10/2023	3.460%	3,000,000	2,996,875
Federal National Mortgage Association
01/03/2023	2.810%	41,000,000	40,987,367
01/04/2023	2.950%	15,000,000	14,993,933
Federal National Mortgage Association Discount Notes
01/17/2023	3.690%	5,000,000	4,990,910
Total U.S. Government & Agency Obligations (Cost $373,519,915)			373,519,915

U.S. Treasury Obligations 9.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(c)
3-month U.S. Treasury Index + 0.049% 01/31/2023	4.447%	12,500,000	12,500,022
3-month U.S. Treasury Index + 0.034% 04/30/2023	4.432%	6,250,000	6,250,083
3-month U.S. Treasury Index + -0.015% 01/31/2024	4.383%	15,000,000	15,007,253
3-month U.S. Treasury Index + 0.037% 07/31/2024	4.435%	12,500,000	12,496,249
Total U.S. Treasury Obligations (Cost $46,253,607)			46,253,607
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Total Investments in Securities (Cost: $489,676,065)	489,676,065
Other Assets & Liabilities, Net	1,885,881
Net Assets	491,561,946
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(b)	Represents a security purchased on a when-issued basis.
(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	40,000,000	—	40,000,000
Treasury Bills	—	29,902,543	—	29,902,543
U.S. Government & Agency Obligations	—	373,519,915	—	373,519,915
U.S. Treasury Obligations	—	46,253,607	—	46,253,607
Total Investments in Securities	—	489,676,065	—	489,676,065
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	7

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $449,676,065)	$449,676,065
Repurchase agreements (cost $40,000,000)	40,000,000
Cash	8,168,129
Receivable for:
Capital shares sold	233,012
Interest	555,026
Prepaid expenses	8,468
Trustees’ deferred compensation plan	418
Total assets	498,641,118
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	5,500,000
Capital shares purchased	1,378,412
Distributions to shareholders	47,555
Management services fees	4,428
Distribution and/or service fees	1,959
Service fees	26,703
Compensation of board members	97,267
Compensation of chief compliance officer	97
Other expenses	22,333
Trustees’ deferred compensation plan	418
Total liabilities	7,079,172
Net assets applicable to outstanding capital stock	$491,561,946
Represented by
Paid in capital	491,639,692
Total distributable earnings (loss)	(77,746)
Total - representing net assets applicable to outstanding capital stock	$491,561,946
Class 1
Net assets	$89,218,738
Shares outstanding	89,140,708
Net asset value per share	$1.00
Class 2
Net assets	$170,487,437
Shares outstanding	170,509,593
Net asset value per share	$1.00
Class 3
Net assets	$231,855,771
Shares outstanding	231,762,274
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	9

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$3,415
Interest	7,397,489
Total income	7,400,904
Expenses:
Management services fees	1,622,416
Distribution and/or service fees
Class 2	363,863
Class 3	275,013
Service fees	280,383
Compensation of board members	13,661
Custodian fees	8,000
Printing and postage fees	30,465
Audit fees	29,500
Legal fees	18,006
Compensation of chief compliance officer	83
Other	11,593
Total expenses	2,652,983
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(433,061)
Fees waived by distributor
Class 2	(191,726)
Class 3	(153,626)
Total net expenses	1,874,570
Net investment income	5,526,334
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(501)
Net realized loss	(501)
Net realized and unrealized loss	(501)
Net increase in net assets resulting from operations	$5,525,833
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$5,526,334	$42,075
Net realized gain (loss)	(501)	666
Net increase in net assets resulting from operations	5,525,833	42,741
Distributions to shareholders
Net investment income and net realized gains
Class 1	(1,053,553)	(18,204)
Class 2	(1,810,203)	(23,376)
Class 3	(2,662,579)	(43,000)
Total distributions to shareholders	(5,526,335)	(84,580)
Increase (decrease) in net assets from capital stock activity	95,572,613	(44,067,138)
Total increase (decrease) in net assets	95,572,111	(44,108,977)
Net assets at beginning of year	395,989,835	440,098,812
Net assets at end of year	$491,561,946	$395,989,835

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	17,628,069	17,628,069	19,294,070	19,294,070
Distributions reinvested	1,044,619	1,044,619	18,178	18,178
Redemptions	(17,570,853)	(17,570,853)	(26,248,081)	(26,248,081)
Net increase (decrease)	1,101,835	1,101,835	(6,935,833)	(6,935,833)
Class 2
Subscriptions	93,359,714	93,359,714	48,743,078	48,743,078
Distributions reinvested	1,794,211	1,794,211	23,376	23,376
Redemptions	(33,826,593)	(33,826,593)	(46,839,328)	(46,839,328)
Net increase	61,327,332	61,327,332	1,927,126	1,927,126
Class 3
Subscriptions	64,438,978	64,438,977	22,252,578	22,252,578
Distributions reinvested	2,640,059	2,640,059	43,010	43,010
Redemptions	(33,935,590)	(33,935,590)	(61,354,019)	(61,354,019)
Net increase (decrease)	33,143,447	33,143,446	(39,058,431)	(39,058,431)
Total net increase (decrease)	95,572,614	95,572,613	(44,067,138)	(44,067,138)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$1.00	0.01	(0.00)(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2020	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Class 2
Year Ended 12/31/2022	$1.00	0.01	(0.00)(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2020	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Class 3
Year Ended 12/31/2022	$1.00	0.01	(0.00)(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2020	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	12/31/2022	12/31/2021	12/31/2020
Class 1	0.10%	0.40%	0.23%
Class 2	0.21%	0.66%	0.46%
Class 3	0.16%	0.53%	0.33%
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$1.00	1.22%	0.45%	0.35%(c)	1.21%	$89,219
Year Ended 12/31/2021	$1.00	0.02%	0.48%	0.05%(c)	0.01%	$88,117
Year Ended 12/31/2020	$1.00	0.31%	0.49%	0.21%(c)	0.23%	$95,062
Year Ended 12/31/2019	$1.00	1.89%	0.47%	0.36%	1.87%	$86,841
Year Ended 12/31/2018	$1.00	1.51%	0.46%	0.32%	1.77%	$301,167
Class 2
Year Ended 12/31/2022	$1.00	1.12%	0.69%	0.48%(c)	1.25%	$170,487
Year Ended 12/31/2021	$1.00	0.02%	0.73%	0.04%(c)	0.01%	$109,160
Year Ended 12/31/2020	$1.00	0.24%	0.74%	0.23%(c)	0.13%	$107,245
Year Ended 12/31/2019	$1.00	1.64%	0.72%	0.62%	1.60%	$61,083
Year Ended 12/31/2018	$1.00	1.26%	0.72%	0.59%	1.36%	$67,341
Class 3
Year Ended 12/31/2022	$1.00	1.17%	0.57%	0.40%(c)	1.21%	$231,856
Year Ended 12/31/2021	$1.00	0.02%	0.61%	0.05%(c)	0.01%	$198,713
Year Ended 12/31/2020	$1.00	0.28%	0.61%	0.23%(c)	0.20%	$237,792
Year Ended 12/31/2019	$1.00	1.77%	0.60%	0.49%	1.72%	$181,970
Year Ended 12/31/2018	$1.00	1.38%	0.60%	0.48%	1.36%	$209,931
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	13

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio - Government Money Market Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
14	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
	RBC Dominion Securities ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	20,000,000	20,000,000	40,000,000
Total financial and derivative net assets	20,000,000	20,000,000	40,000,000
Total collateral received (pledged) (a)	20,000,000	20,000,000	40,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	15

Notes to Financial Statements  (continued)
December 31, 2022
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2022, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.33% to 0.12% as the Fund’s net assets increase. Prior to July 1, 2022, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.39% to 0.18% as the Fund’s net assets increased. The effective management services fee rate for the year ended December 31, 2022 was 0.36% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
16	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Prior to August 1, 2022, the Distributor voluntarily agreed to waive the distribution fees for Class 2 and Class 3 shares, so that the Fund would not pay distribution fees for these share classes. Effective at the close of business July 31, 2022, this arrangement was terminated.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.45%
Class 2	0.70
Class 3	0.575
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	17

Notes to Financial Statements  (continued)
December 31, 2022
affiliates may waive or absorb expenses of the Fund with the intent of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice to shareholders and, accordingly, any positive net yield resulting therefrom will cease. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Prior to August 1, 2022, Class 2 and Class 3 distribution fees waived by the Distributor, as discussed above, were in addition to the waiver/reimbursement commitment under the agreement. Effective at the close of business July 31, 2022, Class 2 and Class 3 distribution fee waivers were terminated.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
592	(592)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,526,335	—	5,526,335	83,871	709	84,580
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
19,109	—	(501)	—
At December 31, 2022, the cost of all investments for federal income tax purposes was $489,676,065. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(501)	—	(501)	—
18	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended December 31, 2022.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or
20	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 90.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio - Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Government Money Market Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
22	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Section 163(j) Interest Dividends
99.84%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	23

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
24	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	25

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
26	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
28	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio - Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7009_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Overseas Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Overseas Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Overseas Core Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2018
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-14.68	1.38	4.22
Class 2	05/03/10	-14.90	1.13	3.96
Class 3	01/13/92	-14.80	1.26	4.09
MSCI EAFE Index (Net)		-14.45	1.54	4.67
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2018 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Overseas Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	4.6
Consumer Discretionary	8.8
Consumer Staples	12.6
Energy	9.4
Financials	14.9
Health Care	15.8
Industrials	12.0
Information Technology	11.6
Materials	7.2
Real Estate	1.8
Utilities	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2022)
Australia	4.8
Austria	0.5
Brazil	0.5
Canada	5.6
China	0.5
Denmark	2.0
Finland	2.0
France	5.2
Country breakdown (%) (at December 31, 2022)
Germany	3.2
Hong Kong	0.5
Ireland	1.9
Israel	3.1
Japan	20.2
Netherlands	10.3
Norway	1.5
Russian Federation	0.0(a)
Singapore	2.7
South Africa	0.6
South Korea	2.4
Spain	0.5
Sweden	1.1
Switzerland	6.4
Taiwan	3.3
United Kingdom	14.1
United States(b)	7.1
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 92.03% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Overseas Core Fund returned -14.90%, compared with a -14.45% return for the Fund’s benchmark, the MSCI EAFE Index (Net).
Market overview
Despite a tremendous rebound in the fourth quarter, developed international equity markets struggled and finished down by double-digit percentages in U.S. dollar terms over the one-year period ending December 31, 2022. Energy stocks were the only economic sector within the MSCI EAFE Index (Net) to finish with positive returns, up more than 26% for the year.  Next best were financials, which declined about 5%. All other sectors suffered double-digit losses.
Numerous concerns weighed on sentiment throughout the first three quarters of the year, particularly a toxic combination of geopolitical and financial market events that punished most asset returns except for “hard” assets such as oil, gold and other commodities. As a result of the invasion of Ukraine by Russia, which had been considered a low-probability event early in the period, many western nations imposed punitive sanctions on Russia that limited its ability to transact in global markets and access assets held outside its borders.  Combined, Russia and Ukraine provide a significant portion of many raw materials to the global economy, focused most prominently in Europe and the Middle East.  Loss of these supplies disrupted access to basic necessities for many countries and raised the cost of such goods precipitously in some cases.
As the war in Ukraine continued to grind on, pressure on commodity markets around the world were made even worse by lockdowns in China stemming from a zero-COVID-19 policy. Mounting inflationary pressures forced central banks globally into the unfortunate position of needing to tighten monetary policy despite deteriorating economic conditions.  These stagflationary conditions proved to be a major driver of poor returns across both stocks and bonds.
Despite occasional bursts of optimism that drove brief attempts at equity rallies, market momentum remained volatile and continued downward. Poor fixed-income returns, which typically have served as a safe-haven offset to declining equity markets, compounded the steep drawdowns in stocks. A steadily strengthening U.S. dollar over the period was an additional headwind for U.S. investors and eroded returns significantly. For example, the MSCI EAFE Index (Net) lost 8.4% measured in local currencies over the 12 months, while the index fell almost 14.5% when measured in U.S. dollar terms.
Sentiment reversed abruptly with the start of the fourth quarter, apparently fueled by hints that the global slowdown was beginning to moderate. An early catalyst was Australia hiking rates by just 25 basis points versus expectations of 50, leading to speculation that other central banks may need to pivot in response to increasing stress from the global tightening cycle. (A basis point is 1/100 of a percent.) Investors also were pleased that China scrapped its zero-COVID-19 lockdowns late in the period, even though that welcome news was followed by worries that a resulting surge in infections would weigh on growth and make for a challenging reopening of the country’s economy.
The Fund’s notable detractors during the period
•	Stock selection, particularly in several European countries, as well as in the financials, communications services and real estate sectors, drove the Fund’s underperformance of its benchmark.
•	Notable individual detractors included:
○	Swedish real estate developer Samhällsbyggnadsbolaget i Norden AB, which was a top performer in the previous year, fell on worries over a weaker-than-expected cash position amid declining liquidity in the country’s real estate market.
○	Taiwanese semiconductor maker Parade Technologies, another top performer from the previous year, fell after a series of revenue shortfalls and an expected drop in demand for its products.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	German warehouse equipment and truck manufacturer Kion Group fell sharply shortly after mid-year, when the company said it expected to post a net loss due to supply-chain issues and high energy and material costs.
○	U.K. clothing and equipment retailer JD Sports Fashion struggled with uncertainty after its highly influential executive chairman unexpectedly left the company in mid-year.
○	Japanese investment banking consultant Nihon M&A Center continued to face headwinds related to an investigation into inappropriate sales bookings that raised concerns over the company’s internal controls.
The Fund’s notable contributors during the period
•	Strong overall stock selection from a country perspective, as well as in the health care, consumer staples and materials sectors, helped relative results but proved insufficient in offsetting detractors.
•	Other positives during the period included an overweight to energy stocks, based on a belief that oil prices will remain elevated given inventory shortages and a lack of new exploration.
•	Top individual contributors included:
○	U.K. pharmaceutical maker AstraZeneca reversed the downward trajectory of its share price after announcing positive results from trials of its breast cancer treatments.
○	London-based oil and gas producer Shell reported above-expectation results that pleased investors, particularly robust free cash flow.
○	Japanese drugstore MatsukiyoCocokara & Co. rose as the company’s relative earnings stability was valued by investors and the prospects of relaxed COVID-19-related restrictions on foreign travelers boosted prospects for the company.
○	Canadian independent convenience stores operator Alimentation Couche-Tard advanced as investors considered the company’s potential acquisition of Suncor Energy’s gas-station chain and sustained historically high margins on fuel margins surprised investors.
○	Canadian mining company Yamana Gold reported in-line results that investors viewed positively against a back drop of sustained higher inflation. Shares also received a boost late in the period after South African mining company Gold Fields terminated its takeover offer. The Fund exited its position in Yamana Gold.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. The value of the Fund’s portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. Investments in a limited number of companies subject the Fund to greater risk of loss. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,058.50	1,021.11	4.08	4.00	0.79
Class 2	1,000.00	1,000.00	1,058.10	1,019.85	5.37	5.27	1.04
Class 3	1,000.00	1,000.00	1,058.70	1,020.46	4.75	4.66	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Australia 4.8%
Ansell Ltd.	1,672,298	32,121,394
Northern Star Resources Ltd.	8,659,755	64,803,692
Paladin Energy Ltd.(a)	28,919,366	13,646,060
Santos Ltd.	11,440,443	56,266,320
Total		166,837,466
Austria 0.5%
Kontron AG	1,135,921	18,516,101
Brazil 0.5%
JBS SA	3,982,654	16,587,634
Canada 5.6%
Alimentation Couche-Tard, Inc.	1,483,457	65,188,842
Cameco Corp.	2,029,504	46,008,856
Pan American Silver Corp.	618,496	10,106,225
Vermilion Energy, Inc.	330,977	5,858,293
West Fraser Timber Co., Ltd.	226,591	16,361,744
Whitecap Resources, Inc.	6,670,624	52,911,744
Total		196,435,704
China 0.5%
Li Ning Co., Ltd.	2,011,000	17,292,600
Denmark 2.0%
Novo Nordisk A/S, Class B	509,843	69,244,614
Finland 2.0%
UPM-Kymmene OYJ	1,832,941	68,591,199
France 5.2%
DBV Technologies SA, ADR(a)	657,166	1,005,464
Eiffage SA	731,124	71,916,397
Sanofi	463,599	44,703,269
TotalEnergies SE	766,708	48,128,718
Worldline SA(a)	404,758	15,851,322
Total		181,605,170
Germany 3.2%
Covestro AG	427,605	16,657,803
Duerr AG	737,488	24,707,792
E.ON SE	4,541,230	45,148,949
KION Group AG	556,629	15,853,676
Common Stocks (continued)
Issuer	Shares	Value ($)
TeamViewer AG(a)	771,483	9,896,215
Total		112,264,435
Hong Kong 0.5%
WH Group Ltd.	29,483,750	17,196,051
Ireland 1.8%
Amarin Corp. PLC, ADR(a)	492,851	596,350
Flutter Entertainment PLC(a)	468,664	64,221,682
Total		64,818,032
Israel 3.1%
Bank Hapoalim BM	4,287,655	38,605,711
Check Point Software Technologies Ltd.(a)	555,505	70,082,511
Total		108,688,222
Japan 20.1%
Amano Corp.	1,344,000	24,688,895
BayCurrent Consulting, Inc.	1,972,900	61,416,377
COMSYS Holdings Corp.	1,217,900	21,369,404
Denso Corp.	615,600	30,188,917
Invincible Investment Corp.	84,106	32,590,380
ITOCHU Corp.	2,425,200	76,085,203
JustSystems Corp.	447,100	9,558,388
Kinden Corp.	1,405,700	15,304,186
MatsukiyoCocokara & Co.	1,346,500	67,680,244
Meitec Corp.	853,600	15,484,348
Mitsubishi UFJ Financial Group, Inc.	6,543,700	43,930,584
Nihon M&A Center Holdings, Inc.	2,534,100	31,181,471
Nippon Telegraph & Telephone Corp.	648,600	18,497,106
ORIX Corp.	2,945,400	47,145,999
Round One Corp.	8,131,200	29,429,194
Ship Healthcare Holdings, Inc.	2,214,000	45,025,233
Takeda Pharmaceutical Co., Ltd.	2,764,985	86,396,643
Takuma Co., Ltd.	1,035,800	9,653,508
Uchida Yoko Co., Ltd.	387,800	13,741,839
USS Co., Ltd.	1,228,800	19,497,465
ValueCommerce Co., Ltd.	587,100	8,030,091
Total		706,895,475
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 10.2%
ABN AMRO Bank NV	2,924,596	40,499,732
Adyen NV(a)	14,388	19,974,139
ASR Nederland NV	914,146	43,434,762
ING Groep NV	3,992,676	48,635,447
Koninklijke Ahold Delhaize NV	2,174,322	62,514,552
Prosus NV(a)	699,190	48,274,487
Shell PLC	3,024,539	85,768,030
Signify NV	309,253	10,410,245
Total		359,511,394
Norway 1.5%
SalMar ASA	648,598	25,435,672
Yara International ASA	616,026	27,054,002
Total		52,489,674
Russian Federation —%
Lukoil PJSC(a),(b),(c),(d)	133,228	—
Singapore 2.6%
BW LPG Ltd.	1,205,807	9,348,183
DBS Group Holdings Ltd.	1,134,000	28,703,358
Venture Corp., Ltd.	4,305,600	54,879,977
Total		92,931,518
South Africa 0.6%
Impala Platinum Holdings Ltd.	1,588,831	19,966,630
South Korea 2.4%
Hyundai Home Shopping Network Corp.(a)	264,807	11,323,782
Samsung Electronics Co., Ltd.	923,507	40,535,718
Youngone Corp.(a)	844,524	31,520,310
Total		83,379,810
Spain 0.5%
ACS Actividades de Construccion y Servicios SA	670,796	19,193,876
Sweden 1.1%
Amasten Fastighets AB(a),(b),(d)	1,632,182	3,057,941
Samhallsbyggnadsbolaget i Norden AB	16,321,819	27,221,208
Stillfront Group AB(a)	5,311,345	8,946,225
Total		39,225,374
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 6.4%
Landis+Gyr Group AG(a)	434,376	30,701,871
Nestlé SA, Registered Shares	329,435	38,052,850
Novartis AG, Registered Shares	281,893	25,510,599
Roche Holding AG, Genusschein Shares	171,297	53,827,951
UBS AG	4,026,854	74,844,019
Total		222,937,290
Taiwan 3.3%
Fubon Financial Holding Co., Ltd.	30,488,955	55,765,192
Parade Technologies Ltd.	1,901,000	47,633,860
Tripod Technology Corp.	4,438,000	13,541,215
Total		116,940,267
United Kingdom 14.1%
AstraZeneca PLC, ADR	1,801,856	122,165,837
British American Tobacco PLC	2,177,649	86,143,773
Crest Nicholson Holdings PLC	3,310,933	9,425,718
DCC PLC	813,586	40,005,607
Intermediate Capital Group PLC	1,057,033	14,594,647
JD Sports Fashion PLC	26,569,870	40,376,297
John Wood Group PLC(a)	4,172,137	6,761,415
Just Group PLC	14,519,511	14,360,915
Liberty Global PLC, Class C(a)	2,910,115	56,543,534
TP Icap Group PLC	17,683,179	37,304,748
Vodafone Group PLC	65,569,924	66,403,847
Total		494,086,338
United States 5.8%
ACADIA Pharmaceuticals, Inc.(a)	111,332	1,772,406
Broadcom, Inc.	56,738	31,723,918
Burford Capital Ltd.	3,367,352	27,443,919
Insmed, Inc.(a)	383,796	7,668,244
Jazz Pharmaceuticals PLC(a)	321,207	51,171,487
Livent Corp.(a)	1,203,498	23,913,505
Primo Water Corp.	3,618,459	56,230,853
Quotient Ltd.(a)	37,777	14,355
Sage Therapeutics, Inc.(a)	134,551	5,131,775
Total		205,070,462
Total Common Stocks (Cost $3,824,744,012)		3,450,705,336

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Exchange-Traded Equity Funds 1.0%
	Shares	Value ($)
United States 1.0%
iShares MSCI EAFE ETF	531,005	34,855,168
Total Exchange-Traded Equity Funds (Cost $34,934,128)		34,855,168

Options Purchased Calls 0.0%
Value ($)
(Cost $715,385)	311,823
Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(e),(f)	8,507,954	8,505,402
Total Money Market Funds (Cost $8,505,402)		8,505,402
Total Investments in Securities (Cost $3,868,898,927)		3,494,377,729
Other Assets & Liabilities, Net		15,886,706
Net Assets		$3,510,264,435

Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
205,923,000 CAD	153,233,392 USD	State Street	01/18/2023	1,137,973	—
7,376,710,000 JPY	53,760,622 USD	State Street	01/18/2023	—	(2,556,989)
79,375,814,000 KRW	60,903,717 USD	State Street	01/18/2023	—	(2,005,029)
348,852,000 NOK	35,528,213 USD	State Street	01/18/2023	—	(102,110)
585,817,000 SEK	56,565,781 USD	State Street	01/18/2023	376,902	—
5,176,798,000 TWD	170,693,682 USD	State Street	01/18/2023	1,993,665	—
35,970,204 USD	52,817,000 AUD	State Street	01/18/2023	12,433	—
60,055,545 USD	81,903,000 CAD	State Street	01/18/2023	438,286	—
28,538,844 USD	26,833,000 CHF	State Street	01/18/2023	528,700	—
24,953,617 USD	177,268,000 DKK	State Street	01/18/2023	593,757	—
188,652,186 USD	180,354,000 EUR	State Street	01/18/2023	4,604,700	—
53,523,674 USD	44,333,000 GBP	State Street	01/18/2023	94,222	—
13,937,618 USD	1,837,316,000 JPY	State Street	01/18/2023	89,401	—
57,589,525 USD	91,249,000 NZD	State Street	01/18/2023	357,240	—
78,434,183 USD	819,598,000 SEK	State Street	01/18/2023	177,896	—
42,820,266 USD	58,243,000 SGD	State Street	01/18/2023	675,651	—
Total				11,080,826	(4,664,128)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
CBOE Volatility Index	Morgan Stanley	USD	7,226,945	3,335	25.00	01/18/2023	715,385	311,823
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $3,057,941, which represents 0.09% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2022, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Lukoil PJSC	01/25/2022-01/26/2022	133,228	10,912,642	—

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments  (continued)
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	22,731,087	610,767,996	(624,993,681)	—	8,505,402	(2,581)	419,665	8,507,954
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	166,837,466	—	166,837,466
Austria	—	18,516,101	—	18,516,101
Brazil	16,587,634	—	—	16,587,634
Canada	196,435,704	—	—	196,435,704
China	—	17,292,600	—	17,292,600
Denmark	—	69,244,614	—	69,244,614
Finland	—	68,591,199	—	68,591,199
France	1,005,464	180,599,706	—	181,605,170
Germany	—	112,264,435	—	112,264,435
Hong Kong	—	17,196,051	—	17,196,051
Ireland	596,350	64,221,682	—	64,818,032
Israel	70,082,511	38,605,711	—	108,688,222
Japan	—	706,895,475	—	706,895,475
Netherlands	—	359,511,394	—	359,511,394
Norway	—	52,489,674	—	52,489,674
Russian Federation	—	—	—	—
Singapore	—	92,931,518	—	92,931,518
South Africa	—	19,966,630	—	19,966,630
South Korea	—	83,379,810	—	83,379,810
Spain	—	19,193,876	—	19,193,876
Sweden	—	36,167,433	3,057,941	39,225,374
Switzerland	—	222,937,290	—	222,937,290
Taiwan	—	116,940,267	—	116,940,267
United Kingdom	178,709,371	315,376,967	—	494,086,338
United States	205,070,462	—	—	205,070,462
Total Common Stocks	668,487,496	2,779,159,899	3,057,941	3,450,705,336
Exchange-Traded Equity Funds	34,855,168	—	—	34,855,168
Options Purchased Calls	311,823	—	—	311,823
Money Market Funds	8,505,402	—	—	8,505,402
Total Investments in Securities	712,159,889	2,779,159,899	3,057,941	3,494,377,729
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	11,080,826	—	11,080,826
Liability
Forward Foreign Currency Exchange Contracts	—	(4,664,128)	—	(4,664,128)
Total	712,159,889	2,785,576,597	3,057,941	3,500,794,427
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	13

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,859,678,140)	$3,485,560,504
Affiliated issuers (cost $8,505,402)	8,505,402
Options purchased (cost $715,385)	311,823
Cash	14,112
Unrealized appreciation on forward foreign currency exchange contracts	11,080,826
Receivable for:
Investments sold	5,925,246
Capital shares sold	9,691
Dividends	6,451,665
Foreign tax reclaims	4,728,195
Prepaid expenses	24,137
Total assets	3,522,611,601
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,664,128
Payable for:
Investments purchased	31,275
Capital shares purchased	7,205,918
Foreign capital gains taxes deferred	1,899
Management services fees	73,448
Distribution and/or service fees	1,190
Service fees	28,968
Compensation of board members	191,475
Compensation of chief compliance officer	635
Other expenses	148,230
Total liabilities	12,347,166
Net assets applicable to outstanding capital stock	$3,510,264,435
Represented by
Paid in capital	3,946,290,034
Total distributable earnings (loss)	(436,025,599)
Total - representing net assets applicable to outstanding capital stock	$3,510,264,435
Class 1
Net assets	$3,242,142,819
Shares outstanding	275,435,153
Net asset value per share	$11.77
Class 2
Net assets	$77,447,368
Shares outstanding	6,643,437
Net asset value per share	$11.66
Class 3
Net assets	$190,674,248
Shares outstanding	16,255,765
Net asset value per share	$11.73
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$116,084,044
Dividends — affiliated issuers	419,665
European Union tax reclaim	184,637
Foreign taxes withheld	(14,118,848)
Total income	102,569,498
Expenses:
Management services fees	27,569,804
Distribution and/or service fees
Class 2	195,748
Class 3	251,251
Service fees	228,387
Compensation of board members	54,938
Custodian fees	470,109
Printing and postage fees	49,206
Audit fees	99,250
Legal fees	57,703
Interest on interfund lending	40
Compensation of chief compliance officer	481
Other	137,257
Total expenses	29,114,174
Net investment income	73,455,324
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(120,379,248)
Investments — affiliated issuers	(2,581)
Foreign currency translations	(1,785,994)
Forward foreign currency exchange contracts	290,517
Options purchased	240,672
Options contracts written	4,041,694
Net realized loss	(117,594,940)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(587,456,915)
Foreign currency translations	(28,421)
Forward foreign currency exchange contracts	5,395,574
Options purchased	(403,562)
Foreign capital gains tax	(1,899)
Net change in unrealized appreciation (depreciation)	(582,495,223)
Net realized and unrealized loss	(700,090,163)
Net decrease in net assets resulting from operations	$(626,634,839)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	15

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$73,455,324	$76,376,161
Net realized gain (loss)	(117,594,940)	257,831,908
Net change in unrealized appreciation (depreciation)	(582,495,223)	(183,503)
Net increase (decrease) in net assets resulting from operations	(626,634,839)	334,024,566
Distributions to shareholders
Net investment income and net realized gains
Class 1	(277,530,934)	(128,172,640)
Class 2	(6,228,789)	(2,236,696)
Class 3	(16,564,749)	(8,105,983)
Total distributions to shareholders	(300,324,472)	(138,515,319)
Increase in net assets from capital stock activity	122,892,216	1,340,753,040
Total increase (decrease) in net assets	(804,067,095)	1,536,262,287
Net assets at beginning of year	4,314,331,530	2,778,069,243
Net assets at end of year	$3,510,264,435	$4,314,331,530

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,204,794	14,466,627	89,123,190	1,331,060,455
Distributions reinvested	24,165,063	277,530,934	8,495,689	128,172,640
Redemptions	(13,923,873)	(176,559,819)	(8,246,594)	(129,386,621)
Net increase	11,445,984	115,437,742	89,372,285	1,329,846,474
Class 2
Subscriptions	1,118,157	13,173,148	2,178,116	32,619,525
Distributions reinvested	547,986	6,228,789	149,237	2,236,696
Redemptions	(995,837)	(12,079,788)	(678,738)	(10,282,727)
Net increase	670,306	7,322,149	1,648,615	24,573,494
Class 3
Subscriptions	76,258	848,707	43,097	656,261
Distributions reinvested	1,448,223	16,564,749	538,351	8,105,983
Redemptions	(1,403,048)	(17,281,131)	(1,484,276)	(22,429,172)
Net increase (decrease)	121,433	132,325	(902,828)	(13,666,928)
Total net increase	12,237,723	122,892,216	90,118,072	1,340,753,040
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$15.08	0.25	(2.50)	(2.25)	(0.10)	(0.96)	(1.06)
Year Ended 12/31/2021	$14.18	0.29	1.12	1.41	(0.19)	(0.32)	(0.51)
Year Ended 12/31/2020	$13.40	0.19	0.95	1.14	(0.21)	(0.15)	(0.36)
Year Ended 12/31/2019	$12.74	0.29	2.71	3.00	(0.29)	(2.05)	(2.34)
Year Ended 12/31/2018	$15.71	0.29	(2.84)	(2.55)	(0.42)	—	(0.42)
Class 2
Year Ended 12/31/2022	$14.98	0.22	(2.49)	(2.27)	(0.09)	(0.96)	(1.05)
Year Ended 12/31/2021	$14.09	0.23	1.14	1.37	(0.16)	(0.32)	(0.48)
Year Ended 12/31/2020	$13.32	0.17	0.93	1.10	(0.18)	(0.15)	(0.33)
Year Ended 12/31/2019	$12.67	0.26	2.69	2.95	(0.25)	(2.05)	(2.30)
Year Ended 12/31/2018	$15.62	0.26	(2.83)	(2.57)	(0.38)	—	(0.38)
Class 3
Year Ended 12/31/2022	$15.05	0.24	(2.50)	(2.26)	(0.10)	(0.96)	(1.06)
Year Ended 12/31/2021	$14.15	0.26	1.14	1.40	(0.18)	(0.32)	(0.50)
Year Ended 12/31/2020	$13.38	0.18	0.93	1.11	(0.19)	(0.15)	(0.34)
Year Ended 12/31/2019	$12.72	0.28	2.70	2.98	(0.27)	(2.05)	(2.32)
Year Ended 12/31/2018	$15.68	0.28	(2.84)	(2.56)	(0.40)	—	(0.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$11.77	(14.68%)	0.79%(c)	0.79%(c)	2.03%	35%	$3,242,143
Year Ended 12/31/2021	$15.08	9.96%	0.78%(d)	0.78%(d)	1.91%	29%	$3,982,053
Year Ended 12/31/2020	$14.18	9.12%	0.84%	0.84%	1.56%	26%	$2,476,011
Year Ended 12/31/2019	$13.40	25.47%	0.89%	0.89%	2.21%	39%	$948,377
Year Ended 12/31/2018	$12.74	(16.63%)	0.89%(d)	0.89%(d)	1.96%	113%	$706,469
Class 2
Year Ended 12/31/2022	$11.66	(14.90%)	1.04%(c)	1.04%(c)	1.77%	35%	$77,447
Year Ended 12/31/2021	$14.98	9.74%	1.03%(d)	1.03%(d)	1.55%	29%	$89,465
Year Ended 12/31/2020	$14.09	8.83%	1.10%	1.10%	1.39%	26%	$60,936
Year Ended 12/31/2019	$13.32	25.15%	1.14%	1.14%	1.95%	39%	$59,746
Year Ended 12/31/2018	$12.67	(16.81%)	1.14%(d)	1.14%(d)	1.75%	113%	$51,287
Class 3
Year Ended 12/31/2022	$11.73	(14.80%)	0.91%(c)	0.91%(c)	1.90%	35%	$190,674
Year Ended 12/31/2021	$15.05	9.88%	0.91%(d)	0.91%(d)	1.72%	29%	$242,813
Year Ended 12/31/2020	$14.15	8.92%	0.97%	0.97%	1.50%	26%	$241,122
Year Ended 12/31/2019	$13.38	25.32%	1.01%	1.01%	2.09%	39%	$250,480
Year Ended 12/31/2018	$12.72	(16.70%)	1.02%(d)	1.02%(d)	1.88%	113%	$228,786
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	19

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Overseas Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
22	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Investments, at value — Options Purchased	311,823
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	11,080,826
Total		11,392,649

Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	4,664,128
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	4,041,694	240,672	4,282,366
Foreign exchange risk	290,517	—	—	290,517
Total	290,517	4,041,694	240,672	4,572,883

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(403,562)	(403,562)
Foreign exchange risk	5,395,574	—	5,395,574
Total	5,395,574	(403,562)	4,992,012
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average value ($)*
Options contracts — purchased	802,176
Options contracts — written	(132,398)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	19,472,739	(15,033,151)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
24	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
	Morgan Stanley ($)	State Street ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	11,080,826	11,080,826
Options purchased calls	311,823	—	311,823
Total assets	311,823	11,080,826	11,392,649
Liabilities
Forward foreign currency exchange contracts	—	4,664,128	4,664,128
Total financial and derivative net assets	311,823	6,416,698	6,728,521
Total collateral received (pledged) (a)	—	—	—
Net amount (b)	311,823	6,416,698	6,728,521

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
26	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.76% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2022, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.86%	0.89%
Class 2	1.11	1.14
Class 3	0.985	1.015
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, distribution reclassifications, foreign capital gains tax and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,323,252)	2,138,616	184,636
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
28	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
172,776,133	127,548,339	300,324,472	79,757,775	58,757,544	138,515,319
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
68,223,361	—	(107,782,227)	(396,156,576)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
3,896,951,002	229,436,373	(625,592,949)	(396,156,576)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(21,304,604)	(86,477,623)	(107,782,227)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,262,453,142 and $1,347,514,818, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
December 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,700,000	0.86	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is
30	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
December 31, 2022
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 98.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
32	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Overseas Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Overseas Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Qualified dividend income	Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
8.05%	0.50%	$14,340,557	$0.05	$114,563,240	$0.38
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
The Fund (or fund in which the Fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Taxes & Distributions page of columbiathreadneedleus.com/investor/, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2023.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
36	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
38	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
40	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2022	41

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Overseas Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7018_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – High Yield Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – High Yield Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – High Yield Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-10.54	2.42	3.89
Class 2	05/03/10	-10.78	2.14	3.61
Class 3	05/01/96	-10.70	2.25	3.74
ICE BofA US Cash Pay High Yield Constrained Index		-11.10	2.12	3.93
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results  reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC  and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have  been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The ICE BofA US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market. Effective July 1, 2022, the ICE BofA US Cash Pay High Yield Constrained Index includes transaction costs.
Indices are not  available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or  other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Convertible Bonds	0.9
Corporate Bonds & Notes	92.0
Foreign Government Obligations	0.6
Money Market Funds	3.4
Senior Loans	3.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2022)
BBB rating	1.9
BB rating	42.5
B rating	43.3
CCC rating	11.9
Not rated	0.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – High Yield Bond Fund returned -10.78%. The Fund’s benchmark, the ICE BofA US Cash Pay High Yield Constrained Index, returned -11.10% during the same time period.
Market overview
Historically high inflation and efforts on the part of the U.S. Federal Reserve (Fed) to contain prices were the principal drivers of the broader bond market’s negative return for the 12 months that ended December 31, 2022. U.S. consumer price inflation rose above 8% in March 2022 and peaked at 9.1% in June 2022. The Fed responded by raising its benchmark overnight lending rate seven times, leaving the federal funds target range at 4.25%-4.50% at year-end, as compared to 0.0%-0.25% entering 2022.
The U.S. Treasury yield curve finished the 12-month period dramatically higher than where it began the period. The two-year Treasury note began 2022 at 0.73% and ended the year at 4.41% for an increase of 368 basis points, while the yield on the bellwether 10-year Treasury rose a more modest 236 basis points, from 1.52% to 3.88%. (A basis point is 1/100 of a percent.) As a result, the Treasury curve ended 2022 significantly inverted (meaning that short-term yields were higher than long-term yields), a development which has frequently foreshadowed recession.
The high-yield market in 2022 was characterized by heightened interest rate and credit spread volatility, and higher industry and issuer return dispersion, as compared to 2021. The asset class experienced its worst calendar year total return since 2008 and second worst year on record.  The primary driver of negative total returns was sharply higher Treasury rates, as the Fed conducted the most aggressive tightening of policy rates in 40 years.  In addition, credit spreads finished the period notably wider, given heightened macro concerns regarding the impact on overall demand from tighter monetary policy.
The Fund’s notable contributors during the period
•	Positive results, relative to the benchmark, were driven both by security selection and industry allocation over the year.
•	The Fund began the period with slightly defensive positioning, as compared to the benchmark, with a modestly lower yield and credit sensitivity.
○	Positioning became more defensive over the course of the year, with both relative yield and credit sensitivity decreasing.
○	We remain comfortable maintaining the Fund’s conservative positioning while continuing to look for dislocations in the market that provide idiosyncratic buying opportunities. That said, we continue to believe that should a recession materialize, it should not cause default rates to spike to levels seen in previous recessions.
•	Security selection was strongest within support services, with notable contributions driven by overweight allocations to ratings measurement firm Nielsen, heavy equipment auctioneer Ritchie Brothers and used car auction company KAR Auction Services, in addition to smaller contributions from several other issuers within the sector.
•	Defensive positioning within specialty retail, in addition to an underweight allocation, was also among the year’s top contributors.
•	A zero-weight allocation to Carvana was the largest individual contributor.
•	Selection was also positive within pharmaceuticals, driven by an underweight allocation to, and higher quality positioning within, the capital structure of Canadian pharmaceutical company Bausch Health.
•	An underweight allocation to Endo Pharmaceuticals also proved additive.
•	Selection within technology hardware and equipment contributed, driven by an overweight allocation to headset manufacturer Plantronics, which saw its bonds move sharply higher on the announcement that the company would be acquired by Hewlett-Packard.
•	Finally, an underweight allocation to, and selection within, media content aided relative results, driven primarily by a lack of exposure to distressed issuers Diamond Sports Group and Audacy Capital.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	From a quality perspective, defensive selection within the CCC-rated portion of the market contributed, most notably within the retail, services, health care, insurance brokerage and media sectors.
The Fund’s notable detractors during the period
•	Selection within cable and satellite TV was the largest detractor from performance relative to the benchmark, most notably overweight allocations to Radiate and Dish Corp.
•	Within energy, underweight allocations to oil field equipment and services and refining detracted as these segments benefited from higher commodity prices.
•	Selection detracted within energy exploration and production, with underperformance driven largely by overweight allocations to higher quality, more interest rate sensitive “rising stars” rather than credit deterioration.
•	In this vein, overweight positions in Occidental Petroleum and Apache Corporation, both candidates for ratings upgrades, were the two largest individual detractors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,036.80	1,021.76	3.37	3.35	0.66
Class 2	1,000.00	1,000.00	1,034.30	1,020.51	4.64	4.61	0.91
Class 3	1,000.00	1,000.00	1,035.50	1,021.16	3.98	3.95	0.78
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Convertible Bonds 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.9%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	3,794,000	2,376,941
Total Convertible Bonds (Cost $3,305,429)			2,376,941

Corporate Bonds & Notes 90.7%

Aerospace & Defense 2.2%
Bombardier, Inc.(a)
04/15/2027	7.875%	542,000	527,672
Moog, Inc.(a)
12/15/2027	4.250%	440,000	406,482
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	306,000	322,472
TransDigm, Inc.(a)
12/15/2025	8.000%	688,000	696,945
03/15/2026	6.250%	2,101,000	2,076,466
TransDigm, Inc.
11/15/2027	5.500%	1,619,000	1,520,330
01/15/2029	4.625%	386,000	339,170
Total			5,889,537
Airlines 2.4%
Air Canada(a)
08/15/2026	3.875%	718,000	637,867
American Airlines, Inc.(a)
07/15/2025	11.750%	170,000	182,892
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	2,834,603	2,725,932
04/20/2029	5.750%	54,529	49,886
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	997,610	902,632
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	1,250,115	1,245,548
Spirit Loyalty Cayman Ltd.(a)
09/20/2025	8.000%	530,000	528,125
Total			6,272,882
Automotive 3.5%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	306,000	287,227
04/01/2027	6.500%	44,000	39,892
Clarios Global LP(a)
05/15/2025	6.750%	700,000	703,338
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Co.
02/12/2032	3.250%	573,000	431,152
01/15/2043	4.750%	790,000	571,556
Ford Motor Credit Co. LLC
11/01/2024	4.063%	400,000	385,450
06/16/2025	5.125%	414,000	399,115
11/13/2025	3.375%	728,000	659,404
05/28/2027	4.950%	256,000	239,109
08/17/2027	4.125%	689,000	615,693
11/04/2027	7.350%	483,000	494,930
02/16/2028	2.900%	410,000	338,783
02/10/2029	2.900%	657,000	524,489
11/13/2030	4.000%	838,000	688,266
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	278,000	231,893
IAA Spinco, Inc.(a)
06/15/2027	5.500%	747,000	725,959
IHO Verwaltungs GmbH(a),(b)
09/15/2026	4.750%	155,000	134,341
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,024,000	1,001,002
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	761,000	744,501
Total			9,216,100
Brokerage/Asset Managers/Exchanges 1.8%
AG Issuer LLC(a)
03/01/2028	6.250%	29,000	26,721
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	986,000	995,217
Hightower Holding LLC(a)
04/15/2029	6.750%	736,000	616,097
NFP Corp(a)
10/01/2030	7.500%	778,000	731,320
NFP Corp.(a)
08/15/2028	4.875%	744,000	633,443
08/15/2028	6.875%	2,036,000	1,685,788
Total			4,688,586
Building Materials 1.3%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	1,259,000	1,122,395
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	514,000	481,775
Interface, Inc.(a)
12/01/2028	5.500%	119,000	98,008
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SRS Distribution, Inc.(a)
07/01/2028	4.625%	1,022,000	912,897
12/01/2029	6.000%	686,000	548,651
White Cap Buyer LLC(a)
10/15/2028	6.875%	316,000	275,349
Total			3,439,075
Cable and Satellite 5.9%
CCO Holdings LLC/Capital Corp.(a)
02/01/2028	5.000%	666,000	605,223
06/01/2029	5.375%	749,000	677,040
03/01/2030	4.750%	1,876,000	1,620,279
08/15/2030	4.500%	1,354,000	1,121,139
02/01/2032	4.750%	764,000	619,382
CSC Holdings LLC(a)
02/15/2031	3.375%	3,972,000	2,591,131
DISH DBS Corp.
06/01/2029	5.125%	1,902,000	1,227,002
DISH Network Corp.(a)
11/15/2027	11.750%	532,000	547,075
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	1,562,000	1,147,981
09/15/2028	6.500%	942,000	394,805
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	607,000	538,941
08/01/2027	5.000%	299,000	276,677
07/01/2030	4.125%	1,100,000	908,754
Videotron Ltd.(a)
06/15/2029	3.625%	676,000	571,544
VZ Secured Financing BV(a)
01/15/2032	5.000%	1,426,000	1,162,660
Ziggo BV(a)
01/15/2030	4.875%	2,067,000	1,728,326
Total			15,737,959
Chemicals 3.5%
Avient Corp.(a)
08/01/2030	7.125%	528,000	519,347
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	509,000	422,395
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	642,000	593,255
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	706,000	673,235
Element Solutions, Inc.(a)
09/01/2028	3.875%	1,110,000	947,477
HB Fuller Co.
10/15/2028	4.250%	596,000	524,678
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Herens Holdco Sarl(a)
05/15/2028	4.750%	740,000	591,815
Ingevity Corp.(a)
11/01/2028	3.875%	781,000	673,728
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	755,000	740,232
Iris Holdings, Inc.(a),(b)
02/15/2026	8.750%	353,000	307,363
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	824,000	675,152
SPCM SA(a)
03/15/2027	3.125%	301,000	260,468
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	303,000	244,004
09/30/2029	7.500%	170,000	108,008
WR Grace Holdings LLC(a)
06/15/2027	4.875%	1,688,000	1,495,390
08/15/2029	5.625%	803,000	649,639
Total			9,426,186
Construction Machinery 1.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	2,018,000	1,718,004
Herc Holdings, Inc.(a)
07/15/2027	5.500%	782,000	729,056
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	455,000	448,648
Total			2,895,708
Consumer Cyclical Services 2.6%
APX Group, Inc.(a)
02/15/2027	6.750%	466,000	448,920
Arches Buyer, Inc.(a)
06/01/2028	4.250%	1,129,000	885,494
12/01/2028	6.125%	688,000	552,088
Match Group, Inc.(a)
06/01/2028	4.625%	511,000	456,999
02/15/2029	5.625%	276,000	254,458
Prime Security Services Borrower LLC/Finance, Inc.(a)
04/15/2026	5.750%	454,000	437,469
Staples, Inc.(a)
04/15/2026	7.500%	479,000	412,336
Uber Technologies, Inc.(a)
05/15/2025	7.500%	647,000	647,923
08/15/2029	4.500%	3,193,000	2,783,723
Total			6,879,410

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 1.6%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	1,207,000	1,041,009
Mattel, Inc.(a)
12/15/2027	5.875%	671,000	658,182
Newell Brands, Inc.
09/15/2027	6.375%	218,000	216,444
09/15/2029	6.625%	308,000	303,998
Prestige Brands, Inc.(a)
01/15/2028	5.125%	335,000	316,432
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	365,000	280,285
Spectrum Brands, Inc.
07/15/2025	5.750%	511,000	505,710
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	694,000	607,066
07/15/2030	5.500%	46,000	40,831
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	488,000	382,025
Total			4,351,982
Diversified Manufacturing 1.7%
Chart Industries, Inc.(a)
01/01/2030	7.500%	364,000	365,511
01/01/2031	9.500%	125,000	128,198
Madison IAQ LLC(a)
06/30/2028	4.125%	998,000	831,098
06/30/2029	5.875%	333,000	229,050
Resideo Funding, Inc.(a)
09/01/2029	4.000%	569,000	459,070
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	257,000	228,612
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	740,000	750,123
06/15/2028	7.250%	1,417,000	1,436,631
Total			4,428,293
Electric 5.1%
Atlantica Sustainable Infrastructure PLC(a)
06/15/2028	4.125%	470,000	417,583
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	1,228,000	1,138,612
02/15/2031	3.750%	1,770,000	1,477,404
01/15/2032	3.750%	1,003,000	810,504
FirstEnergy Corp.
11/15/2031	7.375%	225,000	254,119
FirstEnergy Corp.(c)
07/15/2047	5.100%	338,000	302,089
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	943,000	816,687
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	495,000	481,056
09/15/2027	4.500%	2,263,000	2,083,163
NRG Energy, Inc.
01/15/2028	5.750%	440,000	413,371
NRG Energy, Inc.(a)
06/15/2029	5.250%	1,846,000	1,630,930
02/15/2031	3.625%	332,000	254,023
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	259,000	232,458
PG&E Corp.
07/01/2028	5.000%	360,000	329,427
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	1,207,000	1,086,289
01/15/2030	4.750%	624,000	545,554
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	653,000	623,634
07/31/2027	5.000%	277,000	257,779
05/01/2029	4.375%	495,000	427,092
Total			13,581,774
Environmental 1.2%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	1,195,000	1,149,054
08/01/2025	3.750%	633,000	597,794
12/15/2026	5.125%	405,000	389,258
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,251,000	1,108,565
Total			3,244,671
Finance Companies 1.9%
Navient Corp.
03/25/2024	6.125%	437,000	430,063
06/25/2025	6.750%	445,000	427,771
OneMain Finance Corp.
09/15/2030	4.000%	45,000	33,637
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	1,140,000	1,007,066
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	869,000	671,119
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	2,121,000	1,586,515
Springleaf Finance Corp.
03/15/2024	6.125%	974,000	942,117
Total			5,098,288

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.4%
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	683,000	666,188
06/15/2030	6.000%	504,000	493,962
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	2,257,000	2,117,911
Performance Food Group, Inc.(a)
05/01/2025	6.875%	170,000	170,245
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	379,000	322,596
03/01/2032	3.500%	167,000	130,537
Post Holdings, Inc.(a)
03/01/2027	5.750%	591,000	572,289
01/15/2028	5.625%	440,000	415,866
04/15/2030	4.625%	324,000	279,527
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	498,000	430,092
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	649,000	531,034
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	366,000	296,503
Total			6,426,750
Gaming 3.8%
Boyd Gaming Corp.
12/01/2027	4.750%	675,000	628,532
Boyd Gaming Corp.(a)
06/15/2031	4.750%	157,000	136,648
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	808,000	657,065
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	1,197,000	1,173,063
07/01/2025	6.250%	918,000	893,142
07/01/2027	8.125%	1,394,000	1,370,938
International Game Technology PLC(a)
02/15/2025	6.500%	362,000	364,767
04/15/2026	4.125%	339,000	317,213
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	1,001,000	855,324
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	376,000	297,452
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	845,000	713,524
Scientific Games International, Inc.(a)
05/15/2028	7.000%	369,000	352,830
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VICI Properties LP/Note Co., Inc.(a)
05/01/2024	5.625%	480,000	476,740
06/15/2025	4.625%	400,000	383,528
12/01/2026	4.250%	561,000	523,534
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	874,000	832,787
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	159,000	158,307
Total			10,135,394
Health Care 5.7%
180 Medical, Inc.(a)
10/15/2029	3.875%	200,000	171,860
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	138,000	131,008
04/15/2029	5.000%	184,000	169,705
AdaptHealth LLC(a)
08/01/2029	4.625%	170,000	142,494
03/01/2030	5.125%	989,000	841,756
Avantor Funding, Inc.(a)
07/15/2028	4.625%	764,000	693,737
11/01/2029	3.875%	1,334,000	1,120,940
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%	581,000	458,258
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	249,000	229,121
03/15/2029	3.750%	249,000	220,152
03/15/2031	4.000%	291,000	251,807
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%	654,000	339,095
05/15/2030	5.250%	1,433,000	1,082,323
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	297,000	268,925
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%	808,000	642,182
Owens & Minor, Inc.(a)
04/01/2030	6.625%	299,000	257,106
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	1,831,000	1,400,304
Select Medical Corp.(a)
08/15/2026	6.250%	1,190,000	1,134,122
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	42,000	41,626
04/15/2027	10.000%	348,000	353,724
Teleflex, Inc.
11/15/2027	4.625%	693,000	660,880
Teleflex, Inc.(a)
06/01/2028	4.250%	223,000	203,786

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	886,000	851,009
11/01/2027	5.125%	1,522,000	1,420,231
10/01/2028	6.125%	834,000	748,403
01/15/2030	4.375%	328,000	284,177
06/15/2030	6.125%	446,000	424,777
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	750,000	665,633
Total			15,209,141
Home Construction 0.6%
Meritage Homes Corp.(a)
04/15/2029	3.875%	349,000	296,181
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	432,000	377,497
04/01/2029	4.750%	102,000	85,978
Taylor Morrison Communities, Inc./Holdings II(a)
03/01/2024	5.625%	848,000	842,777
Total			1,602,433
Independent Energy 5.4%
Apache Corp.
09/01/2040	5.100%	170,000	141,178
02/01/2042	5.250%	171,000	140,220
04/15/2043	4.750%	571,000	430,670
Callon Petroleum Co.
07/01/2026	6.375%	1,002,000	942,490
Callon Petroleum Co.(a)
06/15/2030	7.500%	287,000	263,472
CNX Resources Corp.(a)
03/14/2027	7.250%	71,000	70,783
01/15/2029	6.000%	342,000	315,661
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	975,000	839,486
Comstock Resources, Inc.(a)
03/01/2029	6.750%	336,000	303,356
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	249,000	223,204
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	1,936,000	1,756,412
02/01/2029	5.750%	418,000	373,512
04/15/2030	6.000%	268,000	239,836
Matador Resources Co.
09/15/2026	5.875%	1,155,000	1,114,700
Occidental Petroleum Corp.
09/01/2030	6.625%	1,099,000	1,135,580
01/01/2031	6.125%	1,520,000	1,538,228
05/01/2031	7.500%	300,000	321,324
09/15/2036	6.450%	1,786,000	1,822,071
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SM Energy Co.
07/15/2028	6.500%	663,000	633,670
Southwestern Energy Co.
02/01/2032	4.750%	1,922,000	1,641,065
Total			14,246,918
Leisure 2.8%
Carnival Corp.(a)
03/01/2026	7.625%	481,000	384,165
03/01/2027	5.750%	1,062,000	757,727
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	642,000	659,004
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	464,000	458,489
Cinemark USA, Inc.(a)
03/15/2026	5.875%	1,548,000	1,287,825
07/15/2028	5.250%	68,000	50,509
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	297,000	264,762
NCL Corp., Ltd.(a)
02/15/2027	5.875%	426,000	368,730
Royal Caribbean Cruises Ltd.(a)
06/01/2025	11.500%	976,000	1,048,374
07/01/2026	4.250%	807,000	653,417
08/31/2026	5.500%	1,475,000	1,240,977
07/15/2027	5.375%	325,000	264,385
Total			7,438,364
Lodging 0.2%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	310,000	307,328
05/01/2028	5.750%	140,000	136,210
Total			443,538
Media and Entertainment 2.7%
Clear Channel International BV(a)
08/01/2025	6.625%	625,000	596,464
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	1,585,000	1,163,286
06/01/2029	7.500%	135,000	98,195
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	1,039,000	900,293
iHeartCommunications, Inc.
05/01/2026	6.375%	435,000	400,133
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	604,000	511,271

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	239,000	215,981
01/15/2029	4.250%	278,000	230,595
03/15/2030	4.625%	877,000	727,298
Playtika Holding Corp.(a)
03/15/2029	4.250%	1,327,000	1,041,354
Roblox Corp.(a)
05/01/2030	3.875%	861,000	678,218
Univision Communications, Inc.(a)
06/30/2030	7.375%	573,000	548,305
Total			7,111,393
Metals and Mining 3.3%
Allegheny Technologies, Inc.
10/01/2029	4.875%	212,000	187,269
10/01/2031	5.125%	886,000	777,387
Constellium NV(a)
02/15/2026	5.875%	438,000	422,340
Constellium SE(a)
06/15/2028	5.625%	303,000	280,180
04/15/2029	3.750%	2,594,000	2,112,161
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	595,000	543,243
04/01/2029	6.125%	2,376,000	2,165,476
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	116,000	101,694
06/01/2031	4.500%	930,000	747,178
Novelis Corp.(a)
11/15/2026	3.250%	421,000	377,317
01/30/2030	4.750%	1,043,000	922,141
08/15/2031	3.875%	267,000	218,480
Total			8,854,866
Midstream 4.7%
Cheniere Energy Partners LP
01/31/2032	3.250%	430,000	342,500
CNX Midstream Partners LP(a)
04/15/2030	4.750%	651,000	537,382
DCP Midstream Operating LP
04/01/2044	5.600%	624,000	580,169
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	885,000	856,212
EQM Midstream Partners LP
08/01/2024	4.000%	170,000	163,583
07/15/2028	5.500%	1,005,000	897,768
07/15/2048	6.500%	1,183,000	887,267
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EQM Midstream Partners LP(a)
07/01/2025	6.000%	860,000	835,429
06/01/2027	7.500%	226,000	221,409
07/01/2027	6.500%	503,000	480,892
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	330,000	325,665
02/01/2028	5.000%	861,000	789,019
NuStar Logistics LP
10/01/2025	5.750%	1,237,000	1,194,964
06/01/2026	6.000%	522,000	504,163
04/28/2027	5.625%	124,000	116,566
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	1,237,000	1,075,910
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	902,000	789,723
08/15/2031	4.125%	1,415,000	1,206,300
11/01/2033	3.875%	769,000	627,819
Total			12,432,740
Oil Field Services 0.8%
Nabors Industries Ltd.(a)
01/15/2028	7.500%	284,000	258,830
Nabors Industries, Inc.(a)
05/15/2027	7.375%	305,000	298,851
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	1,626,046	1,613,129
Total			2,170,810
Other REIT 1.5%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	869,000	741,004
Ladder Capital Finance Holdings LLLP/Corp.(a)
02/01/2027	4.250%	2,141,000	1,802,829
06/15/2029	4.750%	322,000	259,986
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	501,000	424,082
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	346,000	307,961
Service Properties Trust
03/15/2024	4.650%	326,000	312,930
10/01/2024	4.350%	152,000	138,497
Total			3,987,289
Packaging 1.8%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	249,000	243,963
09/01/2029	4.000%	1,314,000	1,042,297

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	368,000	352,019
08/15/2026	4.125%	641,000	555,668
BWAY Holding Co.(a)
04/15/2024	5.500%	551,000	536,099
Canpack SA/US LLC(a)
11/15/2029	3.875%	1,139,000	901,841
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	623,000	582,347
08/15/2027	8.500%	530,000	487,332
Total			4,701,566
Pharmaceuticals 1.6%
1375209 BC Ltd.(a)
01/30/2028	9.000%	84,000	81,832
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	574,000	394,874
06/01/2028	4.875%	871,000	557,239
09/30/2028	11.000%	151,000	118,415
10/15/2030	14.000%	30,000	17,821
Endo Dac/Finance LLC/Finco, Inc.(a),(d)
06/30/2028	0.000%	302,000	17,215
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	478,000	413,567
Jazz Securities DAC(a)
01/15/2029	4.375%	363,000	325,845
Organon Finance 1 LLC(a)
04/30/2028	4.125%	1,508,000	1,335,212
04/30/2031	5.125%	1,216,000	1,053,329
Total			4,315,349
Property & Casualty 2.9%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	567,000	510,730
10/15/2027	6.750%	1,234,000	1,111,884
11/01/2029	5.875%	471,000	387,815
AssuredPartners, Inc.(a)
08/15/2025	7.000%	740,000	719,423
01/15/2029	5.625%	686,000	569,909
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	1,106,000	950,745
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	186,000	178,317
HUB International Ltd.(a)
05/01/2026	7.000%	1,374,000	1,348,738
12/01/2029	5.625%	882,000	773,480
MGIC Investment Corp.
08/15/2028	5.250%	101,000	93,281
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radian Group, Inc.
03/15/2025	6.625%	40,000	39,582
03/15/2027	4.875%	235,000	215,353
USI, Inc.(a)
05/01/2025	6.875%	738,000	708,385
Total			7,607,642
Restaurants 0.9%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	551,000	548,233
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	130,000	110,042
01/15/2030	6.750%	505,000	407,656
IRB Holding Corp.(a)
06/15/2025	7.000%	650,000	648,234
Yum! Brands, Inc.
04/01/2032	5.375%	660,000	611,475
Total			2,325,640
Retailers 1.6%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	201,000	169,588
02/15/2032	5.000%	201,000	165,817
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	440,000	374,088
L Brands, Inc.(a)
07/01/2025	9.375%	200,000	214,329
10/01/2030	6.625%	719,000	674,370
L Brands, Inc.
06/15/2029	7.500%	145,000	143,014
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	814,000	657,481
Lithia Motors, Inc.(a)
01/15/2031	4.375%	325,000	266,705
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	1,432,000	1,297,644
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	357,000	270,322
Total			4,233,358
Supermarkets 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	420,000	429,957
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	169,000	157,656
Total			587,613

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 7.4%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	1,480,000	1,290,556
Block, Inc.
06/01/2031	3.500%	318,000	253,821
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	212,000	207,918
03/01/2026	9.125%	129,000	121,922
Camelot Finance SA(a)
11/01/2026	4.500%	501,000	471,008
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	811,000	703,552
07/01/2029	4.875%	963,000	818,821
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	628,000	507,163
Entegris Escrow Corp.(a)
04/15/2029	4.750%	701,000	641,160
06/15/2030	5.950%	787,000	726,046
Gartner, Inc.(a)
07/01/2028	4.500%	637,000	594,421
06/15/2029	3.625%	304,000	266,483
HealthEquity, Inc.(a)
10/01/2029	4.500%	823,000	731,177
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	765,000	582,267
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	798,000	666,109
Iron Mountain, Inc.(a)
09/15/2027	4.875%	912,000	839,832
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	1,684,000	908,939
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	1,223,000	906,034
NCR Corp.(a)
10/01/2028	5.000%	716,000	614,360
04/15/2029	5.125%	1,471,000	1,230,189
10/01/2030	5.250%	46,000	37,922
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	439,000	413,645
Picard Midco, Inc.(a)
03/31/2029	6.500%	825,000	698,567
PTC, Inc.(a)
02/15/2025	3.625%	178,000	169,782
02/15/2028	4.000%	256,000	231,702
Sabre GLBL, Inc.(a)
12/15/2027	11.250%	99,000	101,894
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sensata Technologies BV(a)
09/01/2030	5.875%	503,000	476,454
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	1,177,000	1,110,282
Synaptics, Inc.(a)
06/15/2029	4.000%	635,000	531,410
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	344,000	345,107
Verscend Escrow Corp.(a)
08/15/2026	9.750%	1,020,000	999,152
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	1,627,000	1,371,042
Total			19,568,737
Wireless 2.8%
Altice France Holding SA(a)
02/15/2028	6.000%	687,000	405,630
Altice France SA(a)
02/01/2027	8.125%	847,000	773,212
07/15/2029	5.125%	1,760,000	1,316,367
Sprint Capital Corp.
11/15/2028	6.875%	2,101,000	2,184,924
03/15/2032	8.750%	471,000	560,286
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	1,539,000	1,246,670
07/15/2031	4.750%	1,182,000	962,521
Total			7,449,610
Wirelines 1.8%
CenturyLink, Inc.(a)
02/15/2027	4.000%	330,000	281,128
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	944,000	699,611
Frontier Communications Holdings LLC(a)
10/15/2027	5.875%	495,000	460,700
05/15/2030	8.750%	597,000	609,545
Iliad Holding SAS(a)
10/15/2026	6.500%	1,931,000	1,793,467
10/15/2028	7.000%	1,173,000	1,063,884
Total			4,908,335
Total Corporate Bonds & Notes (Cost $269,410,530)			240,907,937

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(e) 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.6%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	1,514,000	1,360,088
05/15/2029	4.250%	225,000	183,776
Total			1,543,864
Total Foreign Government Obligations (Cost $1,718,924)			1,543,864

Senior Loans 3.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.5%
8th Avenue Food & Provisions, Inc.(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	8.134%	1,127,138	934,115
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	12.134%	752,935	408,091
Total			1,342,206
Health Care 0.2%
Surgery Center Holdings, Inc.(f),(g)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	8.050%	573,536	565,587
Media and Entertainment 1.2%
Cengage Learning, Inc.(f),(g)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	7.814%	3,402,998	3,053,136
Technology 1.2%
Applied Systems, Inc.(f),(g)
1st Lien Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 09/18/2026	9.080%	382,271	380,073
Ascend Learning LLC(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	7.884%	579,150	546,573
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	10.134%	348,000	297,105
DCert Buyer, Inc.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	11.696%	478,000	434,502
Epicore Software Corp.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	12.134%	228,000	224,238
UKG, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	8.134%	423,765	407,874
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	6.998%	347,560	330,182
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	8.998%	677,000	619,793
Total			3,240,340
Total Senior Loans (Cost $9,091,128)			8,201,269

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(h),(i)	8,810,960	8,808,317
Total Money Market Funds (Cost $8,807,447)		8,808,317
Total Investments in Securities (Cost: $292,333,458)		261,838,328
Other Assets & Liabilities, Net		3,716,376
Net Assets		265,554,704

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $204,343,494, which represents 76.95% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(d)	Represents a security in default.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The stated interest rate represents the weighted average interest rate at December 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(g)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(h)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(i)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	8,638,506	83,429,724	(83,261,193)	1,280	8,808,317	(3,870)	136,873	8,810,960
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Convertible Bonds	—	2,376,941	—	2,376,941
Corporate Bonds & Notes	—	240,907,937	—	240,907,937
Foreign Government Obligations	—	1,543,864	—	1,543,864
Senior Loans	—	8,201,269	—	8,201,269
Money Market Funds	8,808,317	—	—	8,808,317
Total Investments in Securities	8,808,317	253,030,011	—	261,838,328
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $283,526,011)	$253,030,011
Affiliated issuers (cost $8,807,447)	8,808,317
Cash	41,454
Receivable for:
Capital shares sold	12,337
Dividends	32,466
Interest	4,124,132
Foreign tax reclaims	4,165
Expense reimbursement due from Investment Manager	866
Prepaid expenses	7,599
Total assets	266,061,347
Liabilities
Payable for:
Investments purchased	154,662
Capital shares purchased	207,812
Management services fees	4,794
Distribution and/or service fees	1,147
Service fees	22,811
Compensation of board members	86,842
Compensation of chief compliance officer	53
Other expenses	28,522
Total liabilities	506,643
Net assets applicable to outstanding capital stock	$265,554,704
Represented by
Paid in capital	290,852,139
Total distributable earnings (loss)	(25,297,435)
Total - representing net assets applicable to outstanding capital stock	$265,554,704
Class 1
Net assets	$2,313,784
Shares outstanding	401,945
Net asset value per share	$5.76
Class 2
Net assets	$71,927,763
Shares outstanding	12,640,823
Net asset value per share	$5.69
Class 3
Net assets	$191,313,157
Shares outstanding	33,338,545
Net asset value per share	$5.74
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	19

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$136,873
Interest	16,500,804
Interfund lending	426
Total income	16,638,103
Expenses:
Management services fees	1,894,459
Distribution and/or service fees
Class 2	191,200
Class 3	262,047
Service fees	204,352
Compensation of board members	12,220
Custodian fees	10,190
Printing and postage fees	34,720
Audit fees	39,500
Legal fees	15,793
Compensation of chief compliance officer	42
Other	9,692
Total expenses	2,674,215
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(310,308)
Total net expenses	2,363,907
Net investment income	14,274,196
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,638,842)
Investments — affiliated issuers	(3,870)
Net realized loss	(8,642,712)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(40,646,397)
Investments — affiliated issuers	1,280
Net change in unrealized appreciation (depreciation)	(40,645,117)
Net realized and unrealized loss	(49,287,829)
Net decrease in net assets resulting from operations	$(35,013,633)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$14,274,196	$14,467,850
Net realized gain (loss)	(8,642,712)	9,024,608
Net change in unrealized appreciation (depreciation)	(40,645,117)	(7,795,917)
Net increase (decrease) in net assets resulting from operations	(35,013,633)	15,696,541
Distributions to shareholders
Net investment income and net realized gains
Class 1	(113,321)	(43,812)
Class 2	(4,354,480)	(3,984,203)
Class 3	(12,119,118)	(12,275,701)
Total distributions to shareholders	(16,586,919)	(16,303,716)
Increase (decrease) in net assets from capital stock activity	(13,833,790)	5,203,256
Total increase (decrease) in net assets	(65,434,342)	4,596,081
Net assets at beginning of year	330,989,046	326,392,965
Net assets at end of year	$265,554,704	$330,989,046

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	207,094	1,272,766	123,916	849,744
Distributions reinvested	19,305	113,321	6,491	43,812
Redemptions	(21,457)	(133,155)	(15,366)	(106,146)
Net increase	204,942	1,252,932	115,041	787,410
Class 2
Subscriptions	5,238,813	32,291,853	3,193,456	21,722,428
Distributions reinvested	749,480	4,354,480	596,437	3,984,203
Redemptions	(6,045,771)	(36,963,368)	(1,688,700)	(11,489,599)
Net increase (decrease)	(57,478)	(317,035)	2,101,193	14,217,032
Class 3
Subscriptions	64,495	391,004	364,124	2,504,478
Distributions reinvested	2,071,644	12,119,117	1,821,321	12,275,701
Redemptions	(4,483,278)	(27,279,808)	(3,582,683)	(24,581,365)
Net decrease	(2,347,139)	(14,769,687)	(1,397,238)	(9,801,186)
Total net increase (decrease)	(2,199,675)	(13,833,790)	818,996	5,203,256
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$6.85	0.31	(1.03)	(0.72)	(0.33)	(0.04)	(0.37)
Year Ended 12/31/2021	$6.87	0.31	0.03	0.34	(0.36)	—	(0.36)
Year Ended 12/31/2020	$6.83	0.34	0.09	0.43	(0.39)	—	(0.39)
Year Ended 12/31/2019	$6.20	0.34	0.70	1.04	(0.41)	—	(0.41)
Year Ended 12/31/2018	$6.84	0.35	(0.60)	(0.25)	(0.39)	—	(0.39)
Class 2
Year Ended 12/31/2022	$6.77	0.29	(1.01)	(0.72)	(0.32)	(0.04)	(0.36)
Year Ended 12/31/2021	$6.79	0.29	0.03	0.32	(0.34)	—	(0.34)
Year Ended 12/31/2020	$6.76	0.32	0.09	0.41	(0.38)	—	(0.38)
Year Ended 12/31/2019	$6.15	0.33	0.67	1.00	(0.39)	—	(0.39)
Year Ended 12/31/2018	$6.78	0.33	(0.59)	(0.26)	(0.37)	—	(0.37)
Class 3
Year Ended 12/31/2022	$6.83	0.30	(1.02)	(0.72)	(0.33)	(0.04)	(0.37)
Year Ended 12/31/2021	$6.85	0.30	0.03	0.33	(0.35)	—	(0.35)
Year Ended 12/31/2020	$6.81	0.33	0.09	0.42	(0.38)	—	(0.38)
Year Ended 12/31/2019	$6.19	0.34	0.68	1.02	(0.40)	—	(0.40)
Year Ended 12/31/2018	$6.83	0.34	(0.60)	(0.26)	(0.38)	—	(0.38)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$5.76	(10.54%)	0.78%	0.66%	5.21%	40%	$2,314
Year Ended 12/31/2021	$6.85	4.98%	0.77%	0.67%	4.52%	60%	$1,349
Year Ended 12/31/2020	$6.87	6.67%	0.78%	0.67%	5.17%	59%	$563
Year Ended 12/31/2019	$6.83	17.00%	0.80%	0.67%	5.21%	49%	$227
Year Ended 12/31/2018	$6.20	(3.86%)	0.77%	0.73%	5.31%	39%	$11
Class 2
Year Ended 12/31/2022	$5.69	(10.78%)	1.02%	0.91%	4.87%	40%	$71,928
Year Ended 12/31/2021	$6.77	4.79%	1.02%	0.92%	4.28%	60%	$85,990
Year Ended 12/31/2020	$6.79	6.31%	1.02%	0.92%	4.89%	59%	$71,989
Year Ended 12/31/2019	$6.76	16.52%	1.02%	0.94%	5.04%	49%	$74,825
Year Ended 12/31/2018	$6.15	(4.00%)	1.01%	0.98%	5.06%	39%	$54,532
Class 3
Year Ended 12/31/2022	$5.74	(10.70%)	0.90%	0.79%	4.99%	40%	$191,313
Year Ended 12/31/2021	$6.83	4.86%	0.89%	0.80%	4.42%	60%	$243,649
Year Ended 12/31/2020	$6.85	6.55%	0.89%	0.80%	5.03%	59%	$253,841
Year Ended 12/31/2019	$6.81	16.72%	0.89%	0.81%	5.18%	49%	$280,814
Year Ended 12/31/2018	$6.19	(4.00%)	0.89%	0.86%	5.18%	39%	$279,157
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	23

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
24	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
26	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.66%	0.67%
Class 2	0.91	0.92
Class 3	0.785	0.795
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
127,616	(127,616)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
14,614,249	1,972,670	16,586,919	16,303,716	—	16,303,716
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
28	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
14,317,032	—	(8,848,948)	(30,679,933)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
292,518,262	278,013	(30,957,946)	(30,679,933)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(3,958,924)	(4,890,024)	(8,848,948)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $110,911,479 and $127,860,736, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
December 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,800,000	2.84	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
30	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
December 31, 2022
and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 92.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – High Yield Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, broker and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	33

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
34	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
36	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
38	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2022	39

Columbia Variable Portfolio – High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7010_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Large Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Large Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2019
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-31.38	9.21	12.60
Class 2	05/03/10	-31.53	8.94	12.31
Class 3	09/15/99	-31.44	9.07	12.46
Russell 1000 Growth Index		-29.14	10.96	14.10
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	97.4
Money Market Funds	2.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	8.7
Consumer Discretionary	12.4
Consumer Staples	6.3
Energy	1.6
Financials	2.0
Health Care	17.6
Industrials	9.9
Information Technology	40.1
Real Estate	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2022)
Information Technology
Application Software	2.4
Data Processing & Outsourced Services	4.4
Electronic Equipment & Instruments	1.4
Electronic Manufacturing Services	1.4
Semiconductor Equipment	1.6
Semiconductors	7.0
Systems Software	12.9
Technology Hardware, Storage & Peripherals	9.0
Total	40.1
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 76.90% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Large Cap Growth Fund shares returned -31.53%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned -29.14% for the same period.
Market Overview
U.S. equities, including large-capitalization growth stocks, finished sharply lower for the calendar year 2022.
Historically high inflation and efforts on the part of the U.S. Federal Reserve (Fed) to contain prices were the principal drivers of the market downturn. Inflation had begun to drift upward in late 2021 but spiked in the wake of Russia’s late-February 2022 invasion of Ukraine. U.S. consumer price inflation rose above 8% in March and peaked at 9.1% in June. The Fed responded by raising its benchmark overnight lending rate seven times, leaving the fed funds target range at 4.25%-4.50% at year-end, up from 0.0%-0.25% at the beginning of 2022. The dramatic rise in rates initially put downward pressure on equity valuation multiples and ultimately fueled heightened recession fears and concerns about the potential for weaker corporate earnings in 2023. A higher interest rate regime also made bonds a more compelling investment relative to equities. The increase in interest rates generally had the largest negative impact on the most growth-oriented segments of the market, most notably the information technology sector.
The Fund’s notable detractors during the period
•	Stock selection within the information technology, consumer discretionary and financials sectors weighed most heavily on the Fund’s return during the period.
•	Within information technology, shares of Adobe, Inc. dropped after the company announced its acquisition of Figma, a software application that enables online collaborative design. The market reacted negatively to the price paid for Figma given the uncertain macro backdrop, and questions arose about Adobe’s underlying growth trajectory. We continue to believe Adobe has a strong product “moat” with a good growth opportunity going forward, reinforced by the company’s positive growth update at its following Analyst Day. We also think it is likely that over time the integration of Figma will prove to be significantly accretive to Adobe’s earnings and expand the company’s growth avenues.
•	Cloud-based payments platform Bill.com Holdings, Inc. was another laggard on market concerns that the company’s growth may be slowing. The stock was also caught up in the steep compression of multiples for high-growth companies due to rising interest rates. We exited our position in Bill.com during the year.
•	Shares of digital payments company Block, Inc. (formerly Square) also declined notably following a poorly received investor day. While we believed Block has strong growth prospects, margins may be pressured by the company’s investments, and we exited the position.
•	Semiconductor company NVIDIA Corp. has been challenged by an inventory correction across certain end markets, most notably gaming. While the highly cyclical semiconductor group has faced negative earnings revisions, we believe NVIDIA remains one of the best positioned companies in the group.
•	Within consumer discretionary, Target Corp. was a leading laggard on disappointing quarterly results and a weaker outlook as consumer preferences shifted from more discretionary pandemic-driven categories toward less discretionary categories. Target was forced to pursue markdowns against an excess of inventory in those more discretionary categories as customers began to rotate away from them as the effects of the pandemic waned. These markdowns created significant pressure on margins that we believe is likely to continue in 2023. We exited our position in Target during the year.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Shares of Amazon.com, Inc. lagged, along with other growth-oriented stocks, against the backdrop of rising interest rates. Amazon has been investing heavily to meet demand, which has weighed on margins. As with prior investment cycles, while creating near term pressure on margins, we expect Amazon’s elevated investment will leave the company even better positioned to continue to grow and take market share.
•	Within financials, results for debt rating service S&P Global, Inc. have been negatively impacted by a weak new issuance market. An uncertain economic backdrop and market volatility have led to a significant decrease in new credit issuances and accompanying ratings volume that continued through the entire year.
The Fund’s notable contributors during the period
•	Stock selection within the health care and industrials sectors led positive contributions to the Fund’s performance during the period.
○	Shares of Eli Lily & Co. were boosted as competitor Biogen reported trial results for its Alzheimer’s drug that showed significant slowing in disease progression. Eli Lily has a similar drug in development and the results from Biogen bode well for its efficacy. In addition, Eli Lily’s diabetes drug Tirzepatide has shown positive indications as a weight loss drug.
○	Vertex Pharmacetuticals, Inc. also outperformed as a relatively defensive holding within the biotechnology segment, given its solid free cash flow based on existing drugs, on top of several promising drugs in its pipeline.
○	Shares of Horizon Therapeutics PLC moved sharply higher on the announcement that the biopharmaceutical company would be acquired by Amgen.
•	Within industrials, engineering and construction company MasTec, Inc. reported better-than-expected earnings, supported by improving margins as the year progressed in the clean energy and infrastructure segment. The company also reported a record backlog of business.
•	An overweight to employee uniform and cleaning supplies provider Cintas Corp. also contributed positively as the stock was viewed as a relatively defensive holding within industrials during a period of macroeconomic uncertainty while the business recovered from pandemic-related sales declines.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	975.30	1,021.46	3.57	3.65	0.72
Class 2	1,000.00	1,000.00	974.10	1,020.21	4.80	4.91	0.97
Class 3	1,000.00	1,000.00	974.90	1,020.81	4.21	4.31	0.85
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Communication Services 8.5%
Entertainment 1.4%
Electronic Arts, Inc.	231,139	28,240,563
Interactive Media & Services 7.1%
Alphabet, Inc., Class A(a)	574,540	50,691,664
Alphabet, Inc., Class C(a)	794,220	70,471,141
ZoomInfo Technologies, Inc.(a)	569,344	17,142,948
Total		138,305,753
Total Communication Services		166,546,316
Consumer Discretionary 12.1%
Automobiles 1.2%
Tesla, Inc.(a)	198,992	24,511,835
Hotels, Restaurants & Leisure 1.5%
Hilton Worldwide Holdings, Inc.	237,080	29,957,429
Internet & Direct Marketing Retail 4.7%
Amazon.com, Inc.(a)	1,098,780	92,297,520
Specialty Retail 2.4%
Home Depot, Inc. (The)	146,976	46,423,839
Textiles, Apparel & Luxury Goods 2.3%
NIKE, Inc., Class B	383,818	44,910,544
Total Consumer Discretionary		238,101,167
Consumer Staples 6.2%
Beverages 2.1%
Coca-Cola Co. (The)	639,575	40,683,366
Food & Staples Retailing 2.1%
Costco Wholesale Corp.	89,039	40,646,303
Household Products 2.0%
Procter & Gamble Co. (The)	260,334	39,456,221
Total Consumer Staples		120,785,890
Energy 1.5%
Oil, Gas & Consumable Fuels 1.5%
ConocoPhillips Co.	254,822	30,068,996
Total Energy		30,068,996
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 1.9%
Capital Markets 1.9%
S&P Global, Inc.	112,161	37,567,205
Total Financials		37,567,205
Health Care 17.1%
Biotechnology 4.0%
BioMarin Pharmaceutical, Inc.(a)	139,521	14,439,028
Exact Sciences Corp.(a)	256,119	12,680,452
Horizon Therapeutics PLC(a)	188,695	21,473,491
Vertex Pharmaceuticals, Inc.(a)	102,966	29,734,521
Total		78,327,492
Health Care Equipment & Supplies 4.8%
Boston Scientific Corp.(a)	651,548	30,147,126
DexCom, Inc.(a)	254,851	28,859,327
Intuitive Surgical, Inc.(a)	133,741	35,488,175
Total		94,494,628
Health Care Providers & Services 4.1%
UnitedHealth Group, Inc.	152,833	81,029,000
Life Sciences Tools & Services 1.2%
Charles River Laboratories International, Inc.(a)	104,438	22,757,040
Pharmaceuticals 3.0%
Eli Lilly & Co.	162,768	59,547,045
Total Health Care		336,155,205
Industrials 9.7%
Aerospace & Defense 1.5%
Raytheon Technologies Corp.	296,467	29,919,450
Building Products 1.6%
Trane Technologies PLC	188,628	31,706,480
Commercial Services & Supplies 1.6%
Cintas Corp.	67,932	30,679,450
Construction & Engineering 1.3%
MasTec, Inc.(a)	300,889	25,674,858
Electrical Equipment 1.5%
AMETEK, Inc.	205,769	28,750,045
Road & Rail 2.2%
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Union Pacific Corp.	207,632	42,994,358
Total Industrials		189,724,641
Information Technology 39.0%
Electronic Equipment, Instruments & Components 2.7%
TE Connectivity Ltd.	235,706	27,059,049
Zebra Technologies Corp., Class A(a)	100,988	25,894,333
Total		52,953,382
IT Services 4.3%
Visa, Inc., Class A	403,830	83,899,721
Semiconductors & Semiconductor Equipment 8.4%
Advanced Micro Devices, Inc.(a)	424,266	27,479,709
Applied Materials, Inc.	305,326	29,732,646
Broadcom, Inc.	85,599	47,860,969
NVIDIA Corp.	407,118	59,496,224
Total		164,569,548
Software 14.8%
Adobe, Inc.(a)	136,262	45,856,251
Crowdstrike Holdings, Inc., Class A(a)	167,142	17,598,381
Microsoft Corp.	696,484	167,030,793
Palo Alto Networks, Inc.(a)	180,174	25,141,480
ServiceNow, Inc.(a)	93,354	36,246,558
Total		291,873,463
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 8.8%
Apple, Inc.	1,328,838	172,655,921
Total Information Technology		765,952,035
Real Estate 1.4%
Equity Real Estate Investment Trusts (REITS) 1.4%
Prologis, Inc.	236,450	26,655,008
Total Real Estate		26,655,008
Total Common Stocks (Cost $1,491,604,390)		1,911,556,463

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	51,499,222	51,483,773
Total Money Market Funds (Cost $51,478,644)		51,483,773
Total Investments in Securities (Cost: $1,543,083,034)		1,963,040,236
Other Assets & Liabilities, Net		47,671
Net Assets		1,963,087,907

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	11,791,414	462,465,597	(422,778,367)	5,129	51,483,773	(603)	709,018	51,499,222
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	166,546,316	—	—	166,546,316
Consumer Discretionary	238,101,167	—	—	238,101,167
Consumer Staples	120,785,890	—	—	120,785,890
Energy	30,068,996	—	—	30,068,996
Financials	37,567,205	—	—	37,567,205
Health Care	336,155,205	—	—	336,155,205
Industrials	189,724,641	—	—	189,724,641
Information Technology	765,952,035	—	—	765,952,035
Real Estate	26,655,008	—	—	26,655,008
Total Common Stocks	1,911,556,463	—	—	1,911,556,463
Money Market Funds	51,483,773	—	—	51,483,773
Total Investments in Securities	1,963,040,236	—	—	1,963,040,236
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,491,604,390)	$1,911,556,463
Affiliated issuers (cost $51,478,644)	51,483,773
Receivable for:
Capital shares sold	726,475
Dividends	355,456
Foreign tax reclaims	31,595
Prepaid expenses	19,431
Total assets	1,964,173,193
Liabilities
Due to custodian	31,595
Payable for:
Capital shares purchased	675,861
Management services fees	37,534
Distribution and/or service fees	1,645
Service fees	48,492
Compensation of board members	256,224
Compensation of chief compliance officer	398
Other expenses	33,537
Total liabilities	1,085,286
Net assets applicable to outstanding capital stock	$1,963,087,907
Represented by
Trust capital	$1,963,087,907
Total - representing net assets applicable to outstanding capital stock	$1,963,087,907
Class 1
Net assets	$1,624,014,391
Shares outstanding	62,362,926
Net asset value per share	$26.04
Class 2
Net assets	$140,088,432
Shares outstanding	5,553,031
Net asset value per share	$25.23
Class 3
Net assets	$198,985,084
Shares outstanding	7,755,623
Net asset value per share	$25.66
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	11

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$18,061,124
Dividends — affiliated issuers	709,018
Interfund lending	7,251
Total income	18,777,393
Expenses:
Management services fees	14,965,578
Distribution and/or service fees
Class 2	395,759
Class 3	299,664
Service fees	503,985
Compensation of board members	29,040
Custodian fees	15,628
Printing and postage fees	32,240
Audit fees	40,814
Legal fees	39,907
Compensation of chief compliance officer	323
Other	36,263
Total expenses	16,359,201
Net investment income	2,418,192
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(57,760,107)
Investments — affiliated issuers	(603)
Net realized loss	(57,760,710)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(814,171,558)
Investments — affiliated issuers	5,129
Net change in unrealized appreciation (depreciation)	(814,166,429)
Net realized and unrealized loss	(871,927,139)
Net decrease in net assets resulting from operations	$(869,508,947)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income (loss)	$2,418,192	$(27,507)
Net realized gain (loss)	(57,760,710)	408,554,718
Net change in unrealized appreciation (depreciation)	(814,166,429)	271,550,109
Net increase (decrease) in net assets resulting from operations	(869,508,947)	680,077,320
Increase (decrease) in net assets from capital stock activity	97,785,079	(335,520,007)
Total increase (decrease) in net assets	(771,723,868)	344,557,313
Net assets at beginning of year	2,734,811,775	2,390,254,462
Net assets at end of year	$1,963,087,907	$2,734,811,775

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	7,516,629	218,725,533	3,662,272	110,089,652
Redemptions	(3,275,553)	(93,546,436)	(11,469,683)	(405,470,939)
Net increase (decrease)	4,241,076	125,179,097	(7,807,411)	(295,381,287)
Class 2
Subscriptions	814,666	23,258,825	729,388	24,141,618
Redemptions	(726,188)	(21,027,671)	(896,164)	(29,713,741)
Net increase (decrease)	88,478	2,231,154	(166,776)	(5,572,123)
Class 3
Subscriptions	40,178	1,158,546	79,093	2,449,173
Redemptions	(1,041,187)	(30,783,718)	(1,100,569)	(37,015,770)
Net decrease	(1,001,009)	(29,625,172)	(1,021,476)	(34,566,597)
Total net increase (decrease)	3,328,545	97,785,079	(8,995,663)	(335,520,007)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$37.95	0.04	(11.95)	(11.91)
Year Ended 12/31/2021	$29.48	0.01	8.46	8.47
Year Ended 12/31/2020	$21.88	0.06	7.54	7.60
Year Ended 12/31/2019	$16.10	0.04	5.74	5.78
Year Ended 12/31/2018	$16.76	0.03	(0.69)	(0.66)
Class 2
Year Ended 12/31/2022	$36.85	(0.03)	(11.59)	(11.62)
Year Ended 12/31/2021	$28.71	(0.07)	8.21	8.14
Year Ended 12/31/2020	$21.36	0.00(d)	7.35	7.35
Year Ended 12/31/2019	$15.76	(0.01)	5.61	5.60
Year Ended 12/31/2018	$16.44	(0.02)	(0.66)	(0.68)
Class 3
Year Ended 12/31/2022	$37.43	0.00(d)	(11.77)	(11.77)
Year Ended 12/31/2021	$29.12	(0.03)	8.34	8.31
Year Ended 12/31/2020	$21.64	0.03	7.45	7.48
Year Ended 12/31/2019	$15.94	0.01	5.69	5.70
Year Ended 12/31/2018	$16.62	0.01	(0.69)	(0.68)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$26.04	(31.38%)	0.72%	0.72%	0.15%	46%	$1,624,014
Year Ended 12/31/2021	$37.95	28.73%	0.71%(c)	0.71%(c)	0.03%	46%	$2,205,624
Year Ended 12/31/2020	$29.48	34.74%	0.73%	0.73%	0.26%	57%	$1,943,859
Year Ended 12/31/2019	$21.88	35.90%	0.73%	0.73%	0.19%	39%	$1,700,174
Year Ended 12/31/2018	$16.10	(3.94%)	0.74%	0.74%	0.16%	27%	$1,312,513
Class 2
Year Ended 12/31/2022	$25.23	(31.53%)	0.97%	0.97%	(0.12%)	46%	$140,088
Year Ended 12/31/2021	$36.85	28.35%	0.96%(c)	0.96%(c)	(0.21%)	46%	$201,389
Year Ended 12/31/2020	$28.71	34.41%	0.98%	0.98%	0.02%	57%	$161,648
Year Ended 12/31/2019	$21.36	35.53%	0.98%	0.98%	(0.06%)	39%	$131,133
Year Ended 12/31/2018	$15.76	(4.14%)	0.99%	0.99%	(0.09%)	27%	$108,782
Class 3
Year Ended 12/31/2022	$25.66	(31.44%)	0.85%	0.85%	0.00%(d)	46%	$198,985
Year Ended 12/31/2021	$37.43	28.54%	0.83%(c)	0.83%(c)	(0.09%)	46%	$327,799
Year Ended 12/31/2020	$29.12	34.57%	0.85%	0.85%	0.14%	57%	$284,747
Year Ended 12/31/2019	$21.64	35.76%	0.86%	0.86%	0.06%	39%	$230,850
Year Ended 12/31/2018	$15.94	(4.09%)	0.86%	0.86%	0.04%	27%	$196,874
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	15

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	17

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
18	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2022 through April 30, 2023	Voluntary expense cap May 1, 2022 through June 30, 2022	Contractual expense cap prior to May 1, 2022
Class 1	0.75%	0.75%	0.75%
Class 2	1.00	1.00	1.00
Class 3	0.875	0.875	0.875
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,045,257,425 and $988,900,341, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	6,416,667	2.50	12
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings
20	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 92.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	23

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
24	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	25

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
26	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
28	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2022	29

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7013_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Dividend Opportunity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Dividend Opportunity Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Grace Lee, CAIA
Lead Portfolio Manager
Managed Fund since 2020
Yan Jin
Portfolio Manager
Managed Fund since 2018
David King, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-1.11	8.10	10.06
Class 2	05/03/10	-1.39	7.82	9.79
Class 3	09/15/99	-1.24	7.96	9.93
MSCI USA High Dividend Yield Index (Net)		-4.60	6.36	10.40
Russell 1000 Value Index		-7.54	6.67	10.29
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	95.7
Convertible Preferred Stocks	4.1
Money Market Funds	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	4.2
Consumer Discretionary	5.5
Consumer Staples	13.5
Energy	11.8
Financials	18.2
Health Care	15.3
Industrials	7.6
Information Technology	9.2
Materials	2.0
Real Estate	6.2
Utilities	6.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Dividend Opportunity Fund returned -1.39%. The Fund outperformed the -4.60% return of its primary benchmark, the MSCI USA High Dividend Yield Index (Net), and the -7.54% return for its secondary benchmark, the Russell 1000 Value Index.
Market overview
U.S equities suffered losses in 2022, but with a wide dispersion in performance for the various segments of the market. Rising inflation prompted the U.S. Federal Reserve (Fed) to tighten monetary policy by winding down its quantitative easing program and raising rates from a range of 0.0%-0.25% at the start of the year to 4.25%-4.50% by its conclusion. This increase, which represented one of the most dramatic moves in such a short time since the early 1980s, raised fears that economic growth and corporate earnings could slow in the year ahead. Investor sentiment also came under pressure from events overseas, including Russia’s invasion of Ukraine and Chinese government policies that impeded the country’s economy.
Although these developments led to poor returns for the market as a whole, value stocks and dividend-paying stocks performed well in relative terms. Rising interest rates prompted investors to rotate toward companies with higher current cash flows, rather than those whose earnings are weighted further in the future. Additionally, elevated uncertainty caused steady, blue chip companies to come back into favor versus the more speculative stocks that had outperformed in 2020 and 2021.
The Fund was well positioned for this environment. Although it posted a return that was slightly negative in absolute terms, it held up well relative to the broader market. We think the Fund’s outperformance in a very challenging year helps illustrate the potential merits of a selective, bottom-up approach that allows us to look for opportunities in companies that aren’t heavily represented in the primary benchmark.
The Fund’s notable contributors during the period
•	Fund positioning in the energy sector was a prime example of our process at work. We found a number of energy stocks to be particularly compelling investments in mid-2020, when they were trading with discounted valuations and above-average dividends.
○	We established a position in the sector that was much higher than its weighting in the benchmark, which paid off in 2022 as energy stocks posted a gain well in excess of the broader market.
○	Exxon Mobil Corp., Chevron Corp., and Valero Energy Corp. were the leading contributors in both the sector and the Fund as a whole in the annual period. We believe this underscores the merits of an approach that seeks value anywhere rather than attempting to mirror a particular index.
•	The Fund’s other top contributors came from a wide range of sectors.
○	Shares of the aerospace company Raytheon Technologies Corp. rallied on expectations that increased geopolitical tensions would lead to rising defense spending.
○	The agriculture-related stocks Nutrien Ltd., AGCO Corp., and Bunge Ltd. were also strong performers. We identified a number of companies in the agribusiness space as being attractively valued early in the year, and the industry indeed proved to be a source of outperformance.
○	Positions in the insurance stocks Principal Financial Group, Inc. and MetLife, Inc. also performed well on expectations that rising rates will help boost returns in their investment portfolios. While we didn’t buy the stocks for this reason, higher rates were a catalyst for their value to be recognized by the market.
○	Consumer staples stocks, such as Kraft Heinz Co. and J.M. Smucker Co., also added to the Fund’s return as investors gravitated toward companies seen as being less vulnerable to slowing economic growth.
The Fund’s notable detractors during the period
•	The Fund’s positions in the real estate sector detracted from results. The category lagged on concerns about weakness in the property market and the adverse impact of rising rates on real estate companies’ cost of capital.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Holdings in Crown Castle, Inc., Medical Properties Trust, Inc., and AvalonBay Communities, Inc., none of which are represented in the benchmark, were key detractors. We continued to hold all three at year-end on the belief that their yields were attractive and that their valuations had largely discounted the headwinds facing the sector.
•	A number of bank stocks detracted from performance as well. JPMorgan Chase & Co., Bank of America Corp., and Wells Fargo & Company all finished among the Fund’s largest detractors for the year amid worries about declining net interest margins (the difference between the rates at which the banks borrow and lend). Believing this concern was exaggerated and that these stocks offered compelling valuations, we maintained the positions.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,058.10	1,021.71	3.46	3.40	0.67
Class 2	1,000.00	1,000.00	1,056.70	1,020.46	4.74	4.66	0.92
Class 3	1,000.00	1,000.00	1,057.60	1,021.11	4.07	4.00	0.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.5%
Issuer	Shares	Value ($)
Communication Services 4.1%
Diversified Telecommunication Services 2.6%
AT&T, Inc.	635,000	11,690,350
Verizon Communications, Inc.	305,000	12,017,000
Total		23,707,350
Media 1.5%
Comcast Corp., Class A	400,000	13,988,000
Total Communication Services		37,695,350
Consumer Discretionary 5.0%
Hotels, Restaurants & Leisure 1.3%
Darden Restaurants, Inc.	50,000	6,916,500
McDonald’s Corp.	17,500	4,611,775
Total		11,528,275
Multiline Retail 0.9%
Target Corp.	52,500	7,824,600
Specialty Retail 2.3%
Home Depot, Inc. (The)	67,500	21,320,550
Textiles, Apparel & Luxury Goods 0.5%
Tapestry, Inc.	125,000	4,760,000
Total Consumer Discretionary		45,433,425
Consumer Staples 13.4%
Beverages 5.5%
Coca-Cola Co. (The)	400,000	25,444,000
PepsiCo, Inc.	137,500	24,840,750
Total		50,284,750
Food Products 2.5%
Bunge Ltd.	47,500	4,739,075
ConAgra Foods, Inc.	120,000	4,644,000
JM Smucker Co. (The)	30,000	4,753,800
Kraft Heinz Co. (The)	225,000	9,159,750
Total		23,296,625
Household Products 3.0%
Procter & Gamble Co. (The)	180,000	27,280,800
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.4%
Altria Group, Inc.	145,000	6,627,950
Philip Morris International, Inc.	147,500	14,928,475
Total		21,556,425
Total Consumer Staples		122,418,600
Energy 11.8%
Oil, Gas & Consumable Fuels 11.8%
Chesapeake Energy Corp.	45,000	4,246,650
Chevron Corp.	120,000	21,538,800
ConocoPhillips Co.	85,000	10,030,000
EOG Resources, Inc.	75,000	9,714,000
Exxon Mobil Corp.	410,000	45,223,000
Valero Energy Corp.	75,000	9,514,500
Williams Companies, Inc. (The)	210,000	6,909,000
Total		107,175,950
Total Energy		107,175,950
Financials 18.1%
Banks 10.8%
Bank of America Corp.	760,000	25,171,200
Citizens Financial Group, Inc.	165,000	6,496,050
JPMorgan Chase & Co.	210,000	28,161,000
M&T Bank Corp.	55,000	7,978,300
PNC Financial Services Group, Inc. (The)	82,500	13,030,050
Wells Fargo & Co.	435,000	17,961,150
Total		98,797,750
Capital Markets 5.1%
Ares Capital Corp.	250,000	4,617,500
BlackRock, Inc.	13,500	9,566,505
Blackstone, Inc.	70,000	5,193,300
Morgan Stanley	192,500	16,366,350
State Street Corp.	137,500	10,665,875
Total		46,409,530
Insurance 1.7%
MetLife, Inc.	150,000	10,855,500
Prudential Financial, Inc.	45,000	4,475,700
Total		15,331,200
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 0.5%
Starwood Property Trust, Inc.	250,000	4,582,500
Total Financials		165,120,980
Health Care 13.9%
Biotechnology 3.3%
AbbVie, Inc.	160,000	25,857,600
Amgen, Inc.	16,500	4,333,560
Total		30,191,160
Health Care Equipment & Supplies 0.6%
Medtronic PLC	65,000	5,051,800
Pharmaceuticals 10.0%
Bristol-Myers Squibb Co.	180,000	12,951,000
Johnson & Johnson	160,000	28,264,000
Merck & Co., Inc.	235,000	26,073,250
Pfizer, Inc.	475,000	24,339,000
Total		91,627,250
Total Health Care		126,870,210
Industrials 7.2%
Aerospace & Defense 1.9%
Huntington Ingalls Industries, Inc.	20,000	4,613,600
Raytheon Technologies Corp.	125,000	12,615,000
Total		17,228,600
Air Freight & Logistics 1.8%
United Parcel Service, Inc., Class B	95,000	16,514,800
Electrical Equipment 0.8%
Emerson Electric Co.	70,000	6,724,200
Machinery 2.2%
AGCO Corp.	37,500	5,200,874
Caterpillar, Inc.	35,000	8,384,600
Stanley Black & Decker, Inc.	87,500	6,573,000
Total		20,158,474
Road & Rail 0.5%
Union Pacific Corp.	22,500	4,659,075
Total Industrials		65,285,149
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 9.1%
Communications Equipment 2.4%
Cisco Systems, Inc.	360,000	17,150,400
Juniper Networks, Inc.	155,000	4,953,800
Total		22,104,200
Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	135,000	4,311,900
IT Services 1.5%
International Business Machines Corp.	100,000	14,089,000
Semiconductors & Semiconductor Equipment 4.2%
Broadcom, Inc.	33,500	18,730,855
Intel Corp.	165,000	4,360,950
QUALCOMM, Inc.	40,000	4,397,600
Texas Instruments, Inc.	65,000	10,739,300
Total		38,228,705
Technology Hardware, Storage & Peripherals 0.5%
HP, Inc.	165,000	4,433,550
Total Information Technology		83,167,355
Materials 2.0%
Chemicals 1.5%
Dow, Inc.	185,000	9,322,150
Nutrien Ltd.	62,500	4,564,375
Total		13,886,525
Metals & Mining 0.5%
Newmont Corp.	100,000	4,720,000
Total Materials		18,606,525
Real Estate 6.2%
Equity Real Estate Investment Trusts (REITS) 6.2%
AvalonBay Communities, Inc.	30,000	4,845,600
Crown Castle, Inc.	67,500	9,155,700
Invitation Homes, Inc.	150,000	4,446,000
Kimco Realty Corp.	315,000	6,671,700
Life Storage, Inc.	45,000	4,432,500
Prologis, Inc.	77,500	8,736,575
Simon Property Group, Inc.	60,000	7,048,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
VICI Properties, Inc.	200,000	6,480,000
Welltower, Inc.	70,000	4,588,500
Total		56,405,375
Total Real Estate		56,405,375
Utilities 4.7%
Electric Utilities 3.9%
American Electric Power Co., Inc.	100,000	9,495,000
Duke Energy Corp.	100,000	10,299,000
Entergy Corp.	77,500	8,718,750
FirstEnergy Corp.	175,000	7,339,500
Total		35,852,250
Multi-Utilities 0.8%
DTE Energy Co.	57,500	6,757,975
Total Utilities		42,610,225
Total Common Stocks (Cost $774,986,445)		870,789,144

Convertible Preferred Stocks 4.1%
Issuer		Shares	Value ($)
Consumer Discretionary 0.5%
Auto Components 0.5%
Aptiv PLC	5.500%	42,500	4,563,171
Total Consumer Discretionary			4,563,171
Health Care 1.4%
Health Care Equipment & Supplies 1.4%
Becton Dickinson and Co.	6.000%	100,000	5,010,000
Boston Scientific Corp.	5.500%	65,000	7,465,409
Total			12,475,409
Total Health Care			12,475,409
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Industrials 0.4%
Professional Services 0.4%
Clarivate PLC	5.250%	100,000	3,782,184
Total Industrials			3,782,184
Utilities 1.8%
Electric Utilities 0.8%
NextEra Energy, Inc.	6.219%	85,000	4,259,350
NextEra Energy, Inc.	6.926%	55,000	2,760,450
Total			7,019,800
Multi-Utilities 1.0%
NiSource, Inc.	7.750%	90,000	9,382,500
Total Utilities			16,402,300
Total Convertible Preferred Stocks (Cost $41,975,411)			37,223,064

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(a),(b)	2,120,536	2,119,900
Total Money Market Funds (Cost $2,119,900)		2,119,900
Total Investments in Securities (Cost: $819,081,756)		910,132,108
Other Assets & Liabilities, Net		1,844,336
Net Assets		911,976,444

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	4,104,527	162,582,276	(164,566,903)	—	2,119,900	2,002	94,840	2,120,536
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	37,695,350	—	—	37,695,350
Consumer Discretionary	45,433,425	—	—	45,433,425
Consumer Staples	122,418,600	—	—	122,418,600
Energy	107,175,950	—	—	107,175,950
Financials	165,120,980	—	—	165,120,980
Health Care	126,870,210	—	—	126,870,210
Industrials	65,285,149	—	—	65,285,149
Information Technology	83,167,355	—	—	83,167,355
Materials	18,606,525	—	—	18,606,525
Real Estate	56,405,375	—	—	56,405,375
Utilities	42,610,225	—	—	42,610,225
Total Common Stocks	870,789,144	—	—	870,789,144
Convertible Preferred Stocks
Consumer Discretionary	—	4,563,171	—	4,563,171
Health Care	—	12,475,409	—	12,475,409
Industrials	—	3,782,184	—	3,782,184
Utilities	—	16,402,300	—	16,402,300
Total Convertible Preferred Stocks	—	37,223,064	—	37,223,064
Money Market Funds	2,119,900	—	—	2,119,900
Total Investments in Securities	872,909,044	37,223,064	—	910,132,108
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $816,961,856)	$908,012,208
Affiliated issuers (cost $2,119,900)	2,119,900
Cash	4
Receivable for:
Investments sold	12,464,385
Capital shares sold	2,902
Dividends	1,309,787
Foreign tax reclaims	174,734
Expense reimbursement due from Investment Manager	2,885
Prepaid expenses	12,171
Total assets	924,098,976
Liabilities
Payable for:
Investments purchased	10,552,964
Capital shares purchased	1,195,709
Management services fees	17,486
Distribution and/or service fees	3,395
Service fees	55,074
Compensation of board members	273,599
Compensation of chief compliance officer	169
Other expenses	24,136
Total liabilities	12,122,532
Net assets applicable to outstanding capital stock	$911,976,444
Represented by
Trust capital	$911,976,444
Total - representing net assets applicable to outstanding capital stock	$911,976,444
Class 1
Net assets	$47,618,195
Shares outstanding	1,275,378
Net asset value per share	$37.34
Class 2
Net assets	$123,528,679
Shares outstanding	3,416,913
Net asset value per share	$36.15
Class 3
Net assets	$740,829,570
Shares outstanding	20,165,912
Net asset value per share	$36.74
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	13

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$34,406,351
Dividends — affiliated issuers	94,840
European Union tax reclaim	331,824
Foreign taxes withheld	(162,035)
Total income	34,670,980
Expenses:
Management services fees	6,366,954
Distribution and/or service fees
Class 2	275,730
Class 3	943,455
Service fees	604,327
Compensation of board members	6,783
Custodian fees	8,456
Printing and postage fees	47,216
Audit fees	35,201
Legal fees	23,657
Interest on interfund lending	7
Compensation of chief compliance officer	143
Other	19,789
Total expenses	8,331,718
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(994,564)
Total net expenses	7,337,154
Net investment income	27,333,826
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	46,567,282
Investments — affiliated issuers	2,002
Foreign currency translations	(32,444)
Net realized gain	46,536,840
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(85,802,439)
Foreign currency translations	12,207
Net change in unrealized appreciation (depreciation)	(85,790,232)
Net realized and unrealized loss	(39,253,392)
Net decrease in net assets resulting from operations	$(11,919,566)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$27,333,826	$26,564,140
Net realized gain	46,536,840	169,833,120
Net change in unrealized appreciation (depreciation)	(85,790,232)	26,514,573
Net increase (decrease) in net assets resulting from operations	(11,919,566)	222,911,833
Decrease in net assets from capital stock activity	(33,981,615)	(689,576,334)
Total decrease in net assets	(45,901,181)	(466,664,501)
Net assets at beginning of year	957,877,625	1,424,542,126
Net assets at end of year	$911,976,444	$957,877,625

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	119,195	4,358,688	112,523	3,955,037
Redemptions	(203,003)	(7,515,140)	(19,847,962)	(609,516,543)
Net decrease	(83,808)	(3,156,452)	(19,735,439)	(605,561,506)
Class 2
Subscriptions	808,816	28,600,555	349,447	11,713,774
Redemptions	(194,156)	(6,837,104)	(204,566)	(6,771,182)
Net increase	614,660	21,763,451	144,881	4,942,592
Class 3
Subscriptions	80,183	2,835,418	19,959	681,359
Redemptions	(1,519,893)	(55,424,032)	(2,663,937)	(89,638,779)
Net decrease	(1,439,710)	(52,588,614)	(2,643,978)	(88,957,420)
Total net decrease	(908,858)	(33,981,615)	(22,234,536)	(689,576,334)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$37.76	1.15(c)	(1.57)	(0.42)
Year Ended 12/31/2021	$29.93	0.97	6.86	7.83
Year Ended 12/31/2020	$29.59	1.04	(0.70)	0.34
Year Ended 12/31/2019	$23.85	0.85	4.89	5.74
Year Ended 12/31/2018	$25.30	0.85	(2.30)	(1.45)
Class 2
Year Ended 12/31/2022	$36.66	1.03(c)	(1.54)	(0.51)
Year Ended 12/31/2021	$29.12	0.89	6.65	7.54
Year Ended 12/31/2020	$28.86	0.95	(0.69)	0.26
Year Ended 12/31/2019	$23.32	0.77	4.77	5.54
Year Ended 12/31/2018	$24.81	0.75	(2.24)	(1.49)
Class 3
Year Ended 12/31/2022	$37.20	1.09(c)	(1.55)	(0.46)
Year Ended 12/31/2021	$29.52	0.94	6.74	7.68
Year Ended 12/31/2020	$29.22	1.00	(0.70)	0.30
Year Ended 12/31/2019	$23.58	0.81	4.83	5.64
Year Ended 12/31/2018	$25.05	0.79	(2.26)	(1.47)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.01 per share.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$37.34	(1.11%)	0.78%(d)	0.67%(d)	3.12%	44%	$47,618
Year Ended 12/31/2021	$37.76	26.16%	0.76%(d)	0.71%(d)	2.92%	38%	$51,329
Year Ended 12/31/2020	$29.93	1.15%	0.74%	0.73%	3.88%	54%	$631,347
Year Ended 12/31/2019	$29.59	24.07%	0.74%	0.72%	3.13%	46%	$632,898
Year Ended 12/31/2018	$23.85	(5.73%)	0.72%	0.72%	3.31%	87%	$537,062
Class 2
Year Ended 12/31/2022	$36.15	(1.39%)	1.03%(d)	0.92%(d)	2.90%	44%	$123,529
Year Ended 12/31/2021	$36.66	25.89%	1.04%(d)	0.94%(d)	2.66%	38%	$102,724
Year Ended 12/31/2020	$29.12	0.90%	0.99%	0.98%	3.64%	54%	$77,386
Year Ended 12/31/2019	$28.86	23.76%	0.99%	0.97%	2.88%	46%	$81,504
Year Ended 12/31/2018	$23.32	(6.01%)	0.97%	0.97%	2.99%	87%	$61,764
Class 3
Year Ended 12/31/2022	$36.74	(1.24%)	0.90%(d)	0.79%(d)	3.00%	44%	$740,830
Year Ended 12/31/2021	$37.20	26.02%	0.92%(d)	0.82%(d)	2.78%	38%	$803,825
Year Ended 12/31/2020	$29.52	1.03%	0.86%	0.85%	3.77%	54%	$715,809
Year Ended 12/31/2019	$29.22	23.92%	0.86%	0.84%	3.00%	46%	$810,575
Year Ended 12/31/2018	$23.58	(5.87%)	0.85%	0.84%	3.11%	87%	$749,273
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
20	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.70% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.67%
Class 2	0.92
Class 3	0.795
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $396,195,565 and $401,728,914, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	300,000	0.85	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 93.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Dividend Opportunity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
26	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
28	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
30	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2022	31

Columbia Variable Portfolio – Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7005_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – U.S. Government Mortgage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – U.S. Government Mortgage Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2012
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2012
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-14.14	-0.57	0.83
Class 2	05/03/10	-14.32	-0.81	0.59
Class 3	09/15/99	-14.26	-0.70	0.71
Bloomberg U.S. Mortgage-Backed Securities Index		-11.81	-0.53	0.74
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2013 reflects returns achieved pursuant to a different investment objective and different principal investment strategies. If the Fund’s current investment objective and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Asset-Backed Securities — Non-Agency	3.6
Commercial Mortgage-Backed Securities - Agency	3.7
Commercial Mortgage-Backed Securities - Non-Agency	4.2
Money Market Funds	3.2
Options Purchased Calls	0.1
Residential Mortgage-Backed Securities - Agency	78.8
Residential Mortgage-Backed Securities - Non-Agency	6.4
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2022)
AAA rating	86.7
AA rating	2.7
A rating	3.4
BBB rating	4.2
BB rating	1.0
B rating	0.9
Not rated	1.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 89.16% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – U.S. Government Mortgage Fund returned -14.32%. The Fund’s benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index, returned -11.81% during the same time period.
Market overview
Historically high inflation, and efforts on the part of the U.S. Federal Reserve (Fed) to contain prices, were the principal drivers of the bond market’s negative returns for the 12-month period that ended December 31, 2022. Inflation had begun to drift upward in late 2021 but spiked in the wake of Russia’s late-February 2022 invasion of Ukraine. U.S. consumer price inflation rose above 8% in March 2022 and peaked at 9.1% in June 2022. The Fed responded by raising its benchmark overnight lending rate seven times, leaving the fed funds target range at 4.25%-4.50% at year-end, as compared to 0.0%-0.25% entering 2022.
The U.S. Treasury yield curve finished the 12-month period dramatically higher than where it began the period. The two-year Treasury note began 2022 at 0.73% and ended the year at 4.41% for an increase of 368 basis points, while the yield on the bellwether 10-year Treasury rose a more modest 236 basis points, from 1.52% to 3.88%. (A basis point is 1/100 of a percent.) As a result, the Treasury curve ended 2022 significantly inverted (meaning that short-term yields were higher than long-term yields), a development which has frequently foreshadowed recession. Against this backdrop, credit spreads widened notably and overall bond market returns for the 12 months were in record negative territory for any calendar year.
The Fund’s notable detractors during the period
•	The Fund’s tactical positioning with respect to duration and corresponding interest rate sensitivity was the most significant factor in underperformance relative to the benchmark.
•	The Fund entered the period underweight duration, in anticipation of a relatively modest series of Fed rate hikes in 2022, and extended duration when the Fed implemented its initial increases and we saw signs of the economy slowing.
•	However, this shift proved disadvantageous, as inflation spiked over the first half of the year and the Fed engaged in nearly unprecedented aggressive tightening, which was accompanied by a dramatic upward move in the Treasury yield curve.
•	The Fund’s allocation to off-benchmark, credit-oriented securitized assets also weighed on relative return.
•	In this vein, performance for non-agency mortgage-backed securities (MBS) suffered from a volatile interest rate backdrop and rising Treasury yields that led to extended durations as housing turnover came to a virtual standstill.
•	Performance for commercial mortgage-backed securities was negatively impacted by credit concerns, given a slowing economy and tighter financing conditions.
The Fund’s notable contributors during the period
•	The Fund’s performance, relative to the benchmark, for the 12-month period was helped by its positioning within agency MBS.
•	Specifically, the Fund was underweight the lower coupon “to-be-announced” pools, which were negatively impacted by the prospect of the Fed beginning to reduce its balance sheet via sales of previously purchased MBS.
•	In addition, exposure to interest-only securities – collateralized mortgage obligations structured to perform well in an environment of rising interest rates and slowing mortgage prepayments – proved beneficial.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Derivative Positions
During the annual period the Fund utilized options on interest rate swaps (or “swaptions”) to manage yield curve exposures. In addition, the Fund used Treasury futures contracts to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. On a stand-alone basis, the Fund’s use of derivatives had a negative impact on Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	948.50	1,022.76	2.25	2.33	0.46
Class 2	1,000.00	1,000.00	947.80	1,021.51	3.47	3.60	0.71
Class 3	1,000.00	1,000.00	948.10	1,022.16	2.83	2.94	0.58
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 4.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	5.943%	4,125,000	3,897,700
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	5.779%	2,750,000	2,547,116
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	5.499%	6,500,000	6,210,386
Madison Park Funding XVIII Ltd.(a),(b)
Series 2015-18A Class CRR
3-month USD LIBOR + 1.900% Floor 1.900% 10/21/2030	4.632%	8,000,000	7,506,104
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% Floor 7.250% 10/22/2030	11.575%	2,000,000	1,675,508
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	6.165%	3,000,000	2,891,025
Pagaya AI Debt Selection Trust(a)
Series 2021-5 Class A
08/15/2029	1.530%	2,251,392	2,171,349
Palmer Square Loan Funding Ltd.(a),(b)
Series 2021-4A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/15/2029	5.829%	5,250,000	4,940,964
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	5.479%	3,750,000	3,638,850
Sound Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	5.944%	5,000,000	4,704,195
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Pass-Through Trust(a)
Series 2021-ST2 Class A
04/20/2027	2.500%	728,627	681,197
Total Asset-Backed Securities — Non-Agency (Cost $43,355,019)			40,864,394

Commercial Mortgage-Backed Securities - Agency 4.9%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series K063 Class A2
01/25/2027	3.430%	4,362,000	4,186,722
Federal National Mortgage Association(c)
Series 2017-M15 Class ATS2
11/25/2027	3.158%	5,997,465	5,684,030
Series 2018-M7 Class A2
03/25/2028	3.033%	23,064,452	21,546,712
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	3,975,775	3,720,900
FRESB Mortgage Trust(c)
Series 2018-SB45 Class A10F (FHLMC)
11/25/2027	3.160%	3,803,046	3,611,919
Government National Mortgage Association(c),(d)
Series 2019-102 Class IB
03/16/2060	0.834%	6,738,756	391,170
Series 2019-109 Class IO
04/16/2060	0.803%	12,241,124	695,970
Series 2019-118 Class IO
06/16/2061	0.811%	9,725,865	480,183
Series 2019-131 Class IO
07/16/2061	0.802%	12,994,537	724,751
Series 2019-134 Class IO
08/16/2061	0.652%	8,720,544	391,820
Series 2019-139 Class IO
11/16/2061	0.646%	10,198,464	465,618
Series 2020-19 Class IO
12/16/2061	0.694%	9,521,950	509,488
Series 2020-3 Class IO
02/16/2062	0.620%	9,988,723	477,299
Total Commercial Mortgage-Backed Securities - Agency (Cost $52,292,483)			42,886,582

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency 5.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2018-DSNY Class A
1-month USD LIBOR + 0.850% Floor 0.850% 09/15/2034	5.168%	4,000,000	3,924,346
Braemar Hotels & Resorts Trust(a),(b)
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	6.118%	3,500,000	3,351,739
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,200,000	2,328,070
Hilton USA Trust(a),(c)
Series 2016-HHV Class F
11/05/2038	4.194%	7,500,000	6,307,534
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	1,000,000	933,255
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	2,000,000	1,848,497
Home Partners of America Trust(a)
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	8,750,065	7,474,614
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	2,917,500	2,523,015
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	4,000,000	3,627,493
Series 2020-SFR3 Class B
10/17/2027	1.495%	3,000,000	2,647,072
Series 2022-SFR1 Class A
02/17/2041	2.709%	4,990,490	4,179,510
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	5.468%	5,000,000	4,581,763
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	5.818%	2,500,000	2,396,419
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month USD LIBOR + 1.775% Floor 1.650% 12/15/2034	6.093%	3,000,000	2,715,823
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $54,486,113)			48,839,150

Residential Mortgage-Backed Securities - Agency 102.7%

Fannie Mae REMICS
CMO Series 2018-7 Class CD
02/25/2048	3.000%	10,965,665	9,879,926
Federal Home Loan Mortgage Corp.
10/01/2023- 06/01/2039	5.000%	1,310,029	1,336,661
08/01/2035- 08/01/2051	2.000%	36,894,031	31,485,532
08/01/2041- 06/01/2048	4.500%	5,931,279	5,834,690
10/01/2041- 11/01/2048	4.000%	25,341,826	24,327,902
07/01/2042- 04/01/2047	3.500%	31,996,825	29,907,123
11/01/2042- 08/01/2052	3.000%	71,524,097	63,642,865
02/01/2051- 03/01/2052	2.500%	43,289,459	36,921,290
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.618% Cap 11.006% 01/01/2037	2.621%	36,497	36,555
12-month USD LIBOR + 1.910% Cap 10.449% 09/01/2037	4.002%	54,686	55,043
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	1.632%	3,500,068	324,053
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	1.632%	7,388,504	736,184
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	1.582%	2,405,564	296,279

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	1.632%	5,636,349	634,969
CMO Series 4965 Class KS
1-month USD LIBOR + 5.850% Cap 5.850% 04/25/2050	1.461%	3,238,716	307,013
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	1.691%	6,680,933	918,267
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	1.661%	8,056,538	1,145,669
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	1.652%	2,063,239	194,614
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	1.682%	848,257	81,492
Federal Home Loan Mortgage Corp.(d)
CMO Series 266
07/15/2042	4.000%	2,135,642	356,201
CMO Series 267
08/15/2042	4.000%	1,654,868	275,400
CMO Series 4122 Class JI
12/15/2040	4.000%	77,404	496
CMO Series 4139 Class CI
05/15/2042	3.500%	1,178,625	113,325
CMO Series 4147 Class CI
01/15/2041	3.500%	1,352,833	66,005
CMO Series 4148 Class BI
02/15/2041	4.000%	7,299	5
CMO Series 4177 Class IY
03/15/2043	4.000%	4,157,500	683,572
Federal Home Loan Mortgage Corp.(c),(d)
CMO Series 4068 Class GI
09/15/2036	0.000%	1,714,327	89,287
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. REMICS(b),(d)
CMO Series 4983 Class SY
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 05/25/2050	1.711%	8,847,306	969,098
Federal Home Loan Mortgage Corp. REMICS(d)
CMO Series 5105 Class ID
05/25/2051	3.000%	10,400,654	1,977,578
Federal National Mortgage Association
09/01/2023- 11/01/2023	5.500%	82,542	82,176
03/01/2027- 01/01/2052	2.500%	97,784,103	85,213,450
03/01/2027- 07/01/2048	3.500%	55,738,545	52,173,882
05/01/2027- 11/01/2050	3.000%	77,173,504	69,321,465
06/01/2036- 05/01/2051	2.000%	79,913,967	66,299,325
12/01/2037	5.000%	3,299,894	3,375,037
05/01/2039- 08/01/2047	4.500%	3,342,779	3,296,734
11/01/2043- 08/01/2052	4.000%	43,694,209	41,601,508
CMO Series 2017-72 Class B
09/25/2047	3.000%	2,628,705	2,372,193
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.383% Floor 1.383%, Cap 9.383% 02/01/2033	2.758%	9,111	8,904
12-month USD LIBOR + 1.694% Floor 1.694%, Cap 8.944% 12/01/2033	4.069%	1,035	1,030
12-month USD LIBOR + 1.587% Floor 1.587%, Cap 9.158% 06/01/2034	3.337%	13,492	13,258
Federal National Mortgage Association(c)
CMO Series 2003-W11 Class A1
06/25/2033	4.447%	601	603
Federal National Mortgage Association(c),(d)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	1,838,668	18
Federal National Mortgage Association(d)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	968,438	47,175
CMO Series 2012-133 Class EI
07/25/2031	3.500%	227,394	4,711
CMO Series 2012-134 Class AI
07/25/2040	3.500%	419,319	7,168
CMO Series 2012-144 Class HI
07/25/2042	3.500%	1,104,775	118,159

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-40 Class IP
09/25/2040	4.000%	2,654,042	180,242
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,012,727	141,336
CMO Series 2013-10 Class AI
11/25/2041	3.500%	3,823,147	258,995
CMO Series 2013-16
01/25/2040	3.500%	854,024	28,792
CMO Series 2013-6 Class MI
02/25/2040	3.500%	12,077	1
CMO Series 2020-55 Class MI
08/25/2050	2.500%	11,153,997	1,760,567
CMO Series 2021-3 Class TI
02/25/2051	2.500%	22,084,639	3,605,527
Federal National Mortgage Association(b),(d)
CMO Series 2012-99 Class SL
-1.0 x 1-month USD LIBOR + 6.620% Cap 6.620% 09/25/2042	2.231%	4,502,811	664,988
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	1.761%	2,495,253	282,037
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	1.461%	3,474,144	401,727
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	1.611%	8,853,909	1,037,619
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	1.611%	5,966,768	643,241
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	1.761%	6,749,637	754,528
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	0.000%	14,711,452	570,591
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	1.761%	3,532,387	381,462
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	1.661%	10,386,554	1,105,804
CMO Series 2019-34 Class SM
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	1.661%	8,816,841	1,197,555
CMO Series 2020-40 Class LS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	1.691%	9,403,719	1,347,370
Federal National Mortgage Association REMICS(d)
CMO Series 2021-13 Class IO
03/25/2051	3.000%	7,235,513	1,329,117
CMO Series 2021-54 Class LI
04/25/2049	2.500%	11,302,441	1,525,741
Freddie Mac REMICS
CMO Series 4633 Class ZM
11/15/2046	3.000%	3,935,806	3,476,105
CMO Series 5104 Class LH
06/25/2049	2.000%	3,306,526	2,777,487
Government National Mortgage Association
08/20/2040	5.000%	1,805,115	1,835,871
07/20/2041	4.500%	2,411,917	2,407,199
04/20/2051- 05/20/2051	2.500%	23,477,723	19,648,427
Government National Mortgage Association(e)
04/20/2048	4.500%	4,275,792	4,208,063
Government National Mortgage Association(d)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	1,730,008	267,791
CMO Series 2012-129 Class AI
08/20/2037	3.000%	437,663	5,162
CMO Series 2014-131 Class EI
09/16/2039	4.000%	2,303,204	215,234
CMO Series 2020-104 Class IY
07/20/2050	3.000%	10,297,638	1,533,145
CMO Series 2020-138 Class IN
09/20/2050	2.500%	6,630,103	977,667
CMO Series 2020-138 Class JI
09/20/2050	2.500%	17,772,290	2,368,598

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-142 Class GI
09/20/2050	3.000%	4,122,966	583,598
CMO Series 2020-144 Class KI
09/20/2050	2.500%	7,725,982	964,384
CMO Series 2020-175 Class KI
11/20/2050	2.500%	12,701,017	1,780,716
CMO Series 2020-191 Class UC
12/20/2050	4.000%	11,514,649	1,821,756
CMO Series 2021-1 Class IB
01/20/2051	2.500%	11,671,271	1,538,117
CMO Series 2021-1 Class QI
01/20/2051	2.500%	13,440,054	1,835,854
CMO Series 2021-122 Class HI
11/20/2050	2.500%	9,162,850	1,308,460
CMO Series 2021-142 Class IX
08/20/2051	2.500%	12,773,457	1,854,615
CMO Series 2021-146 Class IK
08/20/2051	3.500%	11,288,252	1,914,053
CMO Series 2021-158 Class VI
09/20/2051	3.000%	9,394,338	1,545,374
CMO Series 2021-159 Class IP
09/20/2051	3.000%	7,239,678	1,073,961
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	12,324,829	1,941,232
CMO Series 2021-228 Class IJ
12/20/2051	2.500%	14,442,430	2,107,643
CMO Series 2021-27 Class IN
02/20/2051	2.500%	7,572,116	982,016
CMO Series 2021-67 Class GI
04/20/2051	3.000%	11,885,864	1,813,630
CMO Series 2021-8 Class BI
01/20/2051	2.500%	11,916,202	1,862,583
CMO Series 2021-8 Class IO
01/20/2051	3.000%	21,510,086	3,365,212
Government National Mortgage Association(b),(d)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	1.874%	2,038,543	247,540
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	1.847%	3,428,634	317,441
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	1.847%	2,371,006	225,977
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	1.847%	3,032,607	247,827
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	1.797%	5,053,707	443,714
CMO Series 2018-147 Class SA
1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	1.847%	6,295,385	582,926
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	1.797%	4,296,683	417,561
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	1.847%	3,838,992	426,987
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	1.847%	2,096,633	181,981
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	1.847%	2,924,256	259,930
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	1.847%	3,915,323	435,880
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	1.847%	3,359,929	286,195

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-117 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/20/2049	1.747%	8,863,141	940,447
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	1.697%	3,474,551	450,110
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	1.747%	6,940,519	676,713
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	1.724%	8,229,551	1,396,920
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	1.747%	17,180,964	1,882,018
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	1.847%	7,301,779	809,318
CMO Series 2020-125 Class SD
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/20/2050	1.897%	8,749,319	975,188
CMO Series 2020-133 Class SK
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2050	1.947%	15,549,809	1,875,434
CMO Series 2021-161 Class SM
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	1.947%	14,254,082	1,713,181
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	0.000%	79,568,856	407,217
CMO Series 2021-46 Class SE
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 03/20/2051	1.947%	14,943,142	1,551,364
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association TBA(f)
01/23/2053	3.000%	17,000,000	15,133,090
01/23/2053	4.000%	40,000,000	37,843,898
01/23/2053	4.500%	40,000,000	38,796,502
01/23/2053	5.500%	19,000,000	19,106,240
Uniform Mortgage-Backed Security TBA(f)
01/12/2053	3.500%	50,000,000	45,415,136
01/12/2053	4.000%	31,000,000	29,067,458
01/12/2053	4.500%	33,000,000	31,754,458
01/12/2053	5.000%	54,000,000	53,201,956
Total Residential Mortgage-Backed Securities - Agency (Cost $1,019,384,326)			908,835,690

Residential Mortgage-Backed Securities - Non-Agency 8.3%

American Mortgage Trust(c),(g),(h)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	10	6
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2028	6.239%	709,319	708,752
CMO Series 2022-1 Class M1A
30-day Average SOFR + 1.750% Floor 1.750% 01/26/2032	5.762%	4,550,000	4,520,259
BVRT Financing Trust(a),(b),(g),(h)
CMO Series 2021-CRT1 Class M3
1-month USD LIBOR + 2.750% Floor 3.000% 01/10/2033	3.000%	2,393,608	2,287,930
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	3,702,526	3,377,944
CMO Series 2022-2 Class A1
03/25/2067	3.757%	3,923,333	3,688,781
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2014-A Class B2
01/25/2035	5.480%	922,904	888,196
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	2,122,693	1,997,074
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R01 Class 1M2
30-day Average SOFR + 1.900% 12/25/2041	5.828%	5,500,000	5,228,132
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-NQM1 Class A2
05/25/2065	0.994%	1,240,044	1,040,795

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	1,200,000	987,763
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2022-DNA2 Class M1B
30-day Average SOFR + 2.400% 02/25/2042	6.328%	3,500,000	3,402,580
GCAT LLC(a),(c)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	997,741	935,593
GCAT Trust(a),(c)
CMO Series 2022-NQM2 Class A3
02/25/2067	4.210%	3,302,379	2,911,302
Home Re Ltd.(a),(b)
Subordinated CMO Series 2022-1 Class M1A
30-day Average SOFR + 2.850% 10/25/2034	6.371%	2,600,000	2,589,749
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	4,001,077	3,648,725
Loan Revolving Advance Investment Trust(a),(b),(h)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	7.042%	725,460	725,460
New Residential Mortgage Loan Trust(a),(c),(d)
CMO Series 2014-1A Class AIO
01/25/2054	2.284%	9,506,651	469,975
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	7.239%	11,500,000	11,239,404
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	6.694%	10,500,000	10,305,925
Pretium Mortgage Credit Partners(a),(c)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	2,446,589	2,184,797
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	6.139%	323,211	322,864
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 01/25/2030	5.839%	3,750,000	3,630,544
SG Residential Mortgage Trust(a),(c)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	2,200,000	1,940,934
Stanwich Mortgage Loan Co. LLC(a),(c)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	1,870,185	1,627,813
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	2,976,222	2,805,750
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $76,464,349)			73,467,047

Options Purchased Calls 0.2%
Value ($)
(Cost $2,712,640)	1,603,814

Money Market Funds 4.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(i),(j)	36,695,701	36,684,692
Total Money Market Funds (Cost $36,681,347)		36,684,692
Total Investments in Securities (Cost: $1,285,376,277)		1,153,181,369
Other Assets & Liabilities, Net		(267,863,691)
Net Assets		885,317,678

At December 31, 2022, securities and/or cash totaling $5,677,853 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	5	03/2023	USD	1,025,391	1,290	—
U.S. Treasury 5-Year Note	260	03/2023	USD	28,061,719	3,530	—
U.S. Treasury Ultra Bond	91	03/2023	USD	12,222,438	—	(283,405)
Total					4,820	(283,405)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(12)	03/2023	USD	(1,504,125)	—	(214)
U.S. Treasury 10-Year Note	(758)	03/2023	USD	(85,121,031)	706,107	—
Total					706,107	(214)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	41,020,000	41,020,000	3.30	11/14/2023	1,312,640	1,434,855
10-Year OTC interest rate swap with JPMorgan to receive exercise rate and pay SOFR	JPMorgan	USD	70,000,000	70,000,000	2.25	05/26/2023	1,400,000	168,959
Total							2,712,640	1,603,814

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(36,300,000)	(36,300,000)	3.90	01/27/2023	(680,625)	(91,854)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	8.792	USD	5,000,000	(864,844)	2,500	—	(846,166)	—	(16,178)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.792	USD	2,500,000	(432,422)	1,250	—	(402,923)	—	(28,249)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	34.426	USD	2,500,000	(535,156)	1,250	—	(133,639)	—	(400,267)
Total								(1,832,422)	5,000	—	(1,382,728)	—	(444,694)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $163,170,585, which represents 18.43% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2022.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $2,287,936, which represents 0.26% of total net assets.
(h)	Valuation based on significant unobservable inputs.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	81,664,439	274,428,257	(319,416,690)	8,686	36,684,692	(13,255)	702,250	36,695,701
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	40,864,394	—	40,864,394
Commercial Mortgage-Backed Securities - Agency	—	42,886,582	—	42,886,582
Commercial Mortgage-Backed Securities - Non-Agency	—	48,839,150	—	48,839,150
Residential Mortgage-Backed Securities - Agency	—	908,835,690	—	908,835,690
Residential Mortgage-Backed Securities - Non-Agency	—	70,453,651	3,013,396	73,467,047
Options Purchased Calls	—	1,603,814	—	1,603,814
Money Market Funds	36,684,692	—	—	36,684,692
Total Investments in Securities	36,684,692	1,113,483,281	3,013,396	1,153,181,369
Investments in Derivatives
Asset
Futures Contracts	710,927	—	—	710,927
Liability
Futures Contracts	(283,619)	—	—	(283,619)
Options Contracts Written	—	(91,854)	—	(91,854)
Swap Contracts	—	(444,694)	—	(444,694)
Total	37,112,000	1,112,946,733	3,013,396	1,153,072,129
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2022 ($)
Asset-Backed Securities — Non-Agency	4,506,003	—	—	—	—	—	—	(4,506,003)	—
Residential Mortgage-Backed Securities — Agency	2,138,935	—	—	—	—	—	—	(2,138,935)	—
Residential Mortgage-Backed Securities — Non-Agency	21,136,006	—	43,022	(184,708)	—	(17,980,924)	—	—	3,013,396
Total	27,780,944	—	43,022	(184,708)	—	(17,980,924)	—	(6,664,938)	3,013,396
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31,2022 was $(184,708), which is comprised of Residential Mortgage-Backed Securities — Non-Agency.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,245,982,290)	$1,114,892,863
Affiliated issuers (cost $36,681,347)	36,684,692
Options purchased (cost $2,712,640)	1,603,814
Cash	457,465
Cash collateral held at broker for:
Swap contracts	780,000
TBA	2,641,000
Other(a)	1,004,000
Receivable for:
Investments sold	596
Investments sold on a delayed delivery basis	33,069,984
Capital shares sold	65,753
Dividends	160,896
Interest	3,746,116
Variation margin for futures contracts	108,469
Prepaid expenses	12,210
Total assets	1,195,227,858
Liabilities
Option contracts written, at value (premiums received $680,625)	91,854
Unrealized depreciation on swap contracts	444,694
Upfront receipts on swap contracts	1,382,728
Payable for:
Investments purchased on a delayed delivery basis	307,378,393
Capital shares purchased	363,539
Variation margin for futures contracts	68,625
Management services fees	10,436
Distribution and/or service fees	392
Service fees	6,336
Compensation of board members	129,193
Compensation of chief compliance officer	173
Other expenses	33,817
Total liabilities	309,910,180
Net assets applicable to outstanding capital stock	$885,317,678
Represented by
Paid in capital	1,054,231,170
Total distributable earnings (loss)	(168,913,492)
Total - representing net assets applicable to outstanding capital stock	$885,317,678
Class 1
Net assets	$795,136,094
Shares outstanding	91,459,005
Net asset value per share	$8.69
Class 2
Net assets	$23,833,818
Shares outstanding	2,748,947
Net asset value per share	$8.67
Class 3
Net assets	$66,347,766
Shares outstanding	7,630,963
Net asset value per share	$8.69

(a)	Includes collateral related to options written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	19

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$702,250
Interest	28,277,552
Interfund lending	1,003
Total income	28,980,805
Expenses:
Management services fees	4,137,210
Distribution and/or service fees
Class 2	61,167
Class 3	93,539
Service fees	81,367
Compensation of board members	19,246
Custodian fees	28,248
Printing and postage fees	18,065
Audit fees	39,500
Legal fees	24,386
Interest on collateral	21,579
Compensation of chief compliance officer	136
Other	19,373
Total expenses	4,543,816
Net investment income	24,436,989
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(26,842,094)
Investments — affiliated issuers	(13,255)
Foreign currency translations	51
Futures contracts	(21,321,474)
Options purchased	4,859,860
Options contracts written	(8,169,850)
Swap contracts	1,700,450
Net realized loss	(49,786,312)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(123,827,876)
Investments — affiliated issuers	8,686
Futures contracts	(255,087)
Options purchased	917,269
Options contracts written	89,212
Swap contracts	(3,223,439)
Net change in unrealized appreciation (depreciation)	(126,291,235)
Net realized and unrealized loss	(176,077,547)
Net decrease in net assets resulting from operations	$(151,640,558)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$24,436,989	$20,895,270
Net realized loss	(49,786,312)	(5,154,315)
Net change in unrealized appreciation (depreciation)	(126,291,235)	(27,409,738)
Net decrease in net assets resulting from operations	(151,640,558)	(11,668,783)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(18,641,016)	(36,370,983)
Class 2	(438,338)	(1,010,883)
Class 3	(1,483,948)	(3,261,776)
Total distributions to shareholders	(20,563,302)	(40,643,642)
Increase (decrease) in net assets from capital stock activity	(49,338,414)	128,396,410
Total increase (decrease) in net assets	(221,542,274)	76,083,985
Net assets at beginning of year	1,106,859,952	1,030,775,967
Net assets at end of year	$885,317,678	$1,106,859,952

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	463,317	4,204,040	11,577,438	125,938,508
Distributions reinvested	1,983,087	18,641,016	3,454,035	36,370,983
Redemptions	(6,716,612)	(62,858,001)	(2,905,221)	(31,442,584)
Net increase (decrease)	(4,270,208)	(40,012,945)	12,126,252	130,866,907
Class 2
Subscriptions	603,458	5,378,299	860,971	9,250,188
Distributions reinvested	46,731	438,338	96,183	1,010,883
Redemptions	(729,381)	(6,860,686)	(736,889)	(7,881,802)
Net increase (decrease)	(79,192)	(1,044,049)	220,265	2,379,269
Class 3
Subscriptions	142,360	1,378,679	476,822	5,134,602
Distributions reinvested	157,867	1,483,948	309,760	3,261,776
Redemptions	(1,185,016)	(11,144,047)	(1,234,747)	(13,246,144)
Net decrease	(884,789)	(8,281,420)	(448,165)	(4,849,766)
Total net increase (decrease)	(5,234,189)	(49,338,414)	11,898,352	128,396,410
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$10.34	0.24	(1.69)	(1.45)	(0.20)	—	(0.20)
Year Ended 12/31/2021	$10.83	0.20	(0.30)	(0.10)	(0.22)	(0.17)	(0.39)
Year Ended 12/31/2020	$10.62	0.25	0.29	0.54	(0.29)	(0.04)	(0.33)
Year Ended 12/31/2019	$10.23	0.30	0.38	0.68	(0.29)	—	(0.29)
Year Ended 12/31/2018	$10.35	0.30	(0.11)	0.19	(0.30)	(0.01)	(0.31)
Class 2
Year Ended 12/31/2022	$10.31	0.21	(1.67)	(1.46)	(0.18)	—	(0.18)
Year Ended 12/31/2021	$10.80	0.17	(0.29)	(0.12)	(0.20)	(0.17)	(0.37)
Year Ended 12/31/2020	$10.59	0.22	0.29	0.51	(0.26)	(0.04)	(0.30)
Year Ended 12/31/2019	$10.20	0.27	0.39	0.66	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.32	0.27	(0.11)	0.16	(0.27)	(0.01)	(0.28)
Class 3
Year Ended 12/31/2022	$10.34	0.22	(1.68)	(1.46)	(0.19)	—	(0.19)
Year Ended 12/31/2021	$10.83	0.19	(0.30)	(0.11)	(0.21)	(0.17)	(0.38)
Year Ended 12/31/2020	$10.62	0.24	0.28	0.52	(0.27)	(0.04)	(0.31)
Year Ended 12/31/2019	$10.23	0.28	0.39	0.67	(0.28)	—	(0.28)
Year Ended 12/31/2018	$10.35	0.28	(0.11)	0.17	(0.28)	(0.01)	(0.29)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Class 1	less than 0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class 2	less than 0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class 3	less than 0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$8.69	(14.14%)	0.45%(c)	0.45%(c)	2.54%	301%	$795,136
Year Ended 12/31/2021	$10.34	(0.95%)	0.45%(c)	0.45%(c)	1.88%	302%	$989,683
Year Ended 12/31/2020	$10.83	5.09%	0.46%(c)	0.46%(c)	2.32%	332%	$905,531
Year Ended 12/31/2019	$10.62	6.73%	0.46%(c)	0.46%(c)	2.83%	335%	$888,047
Year Ended 12/31/2018	$10.23	1.85%	0.46%(c)	0.46%(c)	2.91%	286%	$847,752
Class 2
Year Ended 12/31/2022	$8.67	(14.32%)	0.70%(c)	0.70%(c)	2.29%	301%	$23,834
Year Ended 12/31/2021	$10.31	(1.20%)	0.70%(c)	0.70%(c)	1.62%	302%	$29,150
Year Ended 12/31/2020	$10.80	4.85%	0.71%(c)	0.71%(c)	2.07%	332%	$28,163
Year Ended 12/31/2019	$10.59	6.50%	0.71%(c)	0.71%(c)	2.57%	335%	$25,616
Year Ended 12/31/2018	$10.20	1.60%	0.71%(c)	0.71%(c)	2.66%	286%	$22,932
Class 3
Year Ended 12/31/2022	$8.69	(14.26%)	0.58%(c)	0.58%(c)	2.41%	301%	$66,348
Year Ended 12/31/2021	$10.34	(1.07%)	0.58%(c)	0.58%(c)	1.74%	302%	$88,027
Year Ended 12/31/2020	$10.83	4.96%	0.58%(c)	0.58%(c)	2.20%	332%	$97,082
Year Ended 12/31/2019	$10.62	6.61%	0.59%(c)	0.59%(c)	2.71%	335%	$94,876
Year Ended 12/31/2018	$10.23	1.72%	0.58%(c)	0.58%(c)	2.78%	286%	$99,204
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	23

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
24	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
26	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of the Fund’s investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
28	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	710,927*
Interest rate risk	Investments, at value — Options purchased	1,603,814
Total		2,314,741

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	444,694*
Credit risk	Upfront receipts on swap contracts	1,382,728
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	283,619*
Interest rate risk	Options contracts written, at value	91,854
Total		2,202,895

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,700,450	1,700,450
Interest rate risk	(21,321,474)	(8,169,850)	4,859,860	—	(24,631,464)
Total	(21,321,474)	(8,169,850)	4,859,860	1,700,450	(22,931,014)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(3,223,439)	(3,223,439)
Interest rate risk	(255,087)	89,212	917,269	—	751,394
Total	(255,087)	89,212	917,269	(3,223,439)	(2,472,045)
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
December 31, 2022
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	73,804,107
Futures contracts — short	45,951,664
Credit default swap contracts — sell protection	20,575,000

Derivative instrument	Average value ($)*
Options contracts — purchased	1,944,250
Options contracts — written	2,624,741

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested
30	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
	Citi ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	1,434,855	168,959	-	-	1,603,814
Total assets	1,434,855	168,959	-	-	1,603,814
Liabilities
Options contracts written	-	-	-	91,854	91,854
OTC credit default swap contracts (b)	-	-	862,344	965,078	1,827,422
Total liabilities	-	-	862,344	1,056,932	1,919,276
Total financial and derivative net assets	1,434,855	168,959	(862,344)	(1,056,932)	(315,462)
Total collateral received (pledged) (c)	1,422,000	168,959	(780,000)	(1,004,000)	(193,041)
Net amount (d)	12,855	-	(82,344)	(52,932)	(122,421)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
December 31, 2022
defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
32	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.57%	0.58%
Class 2	0.82	0.83
Class 3	0.695	0.705
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
3,529	(3,530)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,563,302	—	20,563,302	38,957,952	1,685,690	40,643,642
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
34	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
24,122,025	—	(60,935,439)	(131,972,217)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,283,661,619	7,005,829	(138,978,046)	(131,972,217)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(35,030,151)	(25,905,288)	(60,935,439)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,475,826,949 and $3,468,618,212, respectively, for the year ended December 31, 2022, of which $3,425,375,619 and $3,354,449,070, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
December 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,680,000	4.30	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
36	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
December 31, 2022
and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 98.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
38	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – U.S. Government Mortgage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – U.S. Government Mortgage Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
42	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
44	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
46	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – U.S. Government Mortgage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7027_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Large Cap Index Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Large Cap Index Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Index Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	04/25/11	-18.34	9.12	12.22
Class 2	04/25/11	-18.54	8.83	11.94
Class 3	05/01/00	-18.45	8.97	12.07
S&P 500 Index		-18.11	9.42	12.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index (the Index), an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	7.3
Consumer Discretionary	9.8
Consumer Staples	7.2
Energy	5.2
Financials	11.7
Health Care	15.8
Industrials	8.7
Information Technology	25.7
Materials	2.7
Real Estate	2.7
Utilities	3.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 48.59% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Large Cap Index Fund returned -18.54%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned -18.11% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
Driven by a series of seven interest rate hikes by the Federal Reserve (Fed), decades-high inflation, persistent recession worries, climbing U.S. Treasury yields, supply-chain disruptions, volatile commodity prices, geopolitical tensions resulting from Russia’s invasion of Ukraine, and elevated concerns around China’s zero-COVID policy, the U.S. equity market, as measured by the S&P 500 Index, posted its worst calendar year performance since 2008 for 2022. Based on slowing yet relatively resilient corporate earnings reports, a still-tight U.S. labor market and hopes that Fed interest rate hikes would be smaller and soon pause, there were brief respites of equity market rallies, such as those in July into early August and in October and November. Stocks ticked lower in December as investors realized that higher interest rates could persist even as inflation decreased, albeit from high levels, in the last four months of the year. Overall, the S&P 500 Index fell in each of the first three quarters of 2022 before rebounding into positive territory in the fourth quarter.
For the annual period overall, all capitalization segments within the U.S. equity market posted double-digit negative returns, with small-cap stocks the weakest, followed by large-cap stocks and then mid-cap stocks. From a style perspective, value-oriented stocks materially outperformed growth-oriented stocks across the capitalization spectrum.
The Fund’s notable detractors during the period
•	The information technology, consumer discretionary and communication services sectors were the weakest sectors both from a total return perspective and on the basis of impact.
•	The worst performing industries for the annual period were automobiles; Internet and direct marketing retail; interactive media and services; entertainment; and leisure products.
•	Top individual detractors from the S&P 500 Index were information technology giant Apple Inc., e-commerce retailing behemoth Amazon.com, Inc., software leader Microsoft Corp., electric vehicle maker Tesla, Inc. and social media conglomerate and Facebook parent company Meta Platforms, Inc. (Class A).
The Fund’s notable contributors during the period
•	Only two of the 11 sectors of the S&P 500 Index posted positive returns during the 12 months ended December 31, 2022.
•	In terms of total return, the energy sector was by far the best relative performer, followed at some distance by the utilities sector.
•	Similarly, on the basis of impact, which takes weightings and total returns into account, energy contributed most to the S&P 500 Index returns, followed at some distance by utilities.
•	The top performing industries for the annual period were oil, gas and consumable fuels; energy equipment and services; construction and engineering; independent power and renewable electricity producers; and wireless telecommunication services.
•	The top individual contributors within the S&P 500 Index were integrated energy companies Exxon Mobil Corp., Chevron Corp. and ConocoPhillips and pharmaceuticals companies Merck & Co., Inc. and Eli Lilly & Co.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Information technology remained the largest sector by weighting in the S&P 500 Index as of December 31, 2022, with a weighting of 25.74%.
•	As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the S&P 500 Index and therefore had a similar effect.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,021.70	1,023.82	1.27	1.27	0.25
Class 2	1,000.00	1,000.00	1,020.60	1,022.56	2.53	2.54	0.50
Class 3	1,000.00	1,000.00	1,021.00	1,023.16	1.93	1.93	0.38
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 7.2%
Diversified Telecommunication Services 0.9%
AT&T, Inc.	334,802	6,163,705
Lumen Technologies, Inc.	44,713	233,402
Verizon Communications, Inc.	197,293	7,773,344
Total		14,170,451
Entertainment 1.3%
Activision Blizzard, Inc.	33,456	2,561,057
Electronic Arts, Inc.	12,321	1,505,380
Live Nation Entertainment, Inc.(a)	6,710	467,955
Netflix, Inc.(a)	20,906	6,164,761
Take-Two Interactive Software, Inc.(a)	7,411	771,708
Walt Disney Co. (The)(a)	85,641	7,440,490
Warner Bros Discovery, Inc.(a)	103,811	984,128
Total		19,895,479
Interactive Media & Services 3.9%
Alphabet, Inc., Class A(a)	280,591	24,756,544
Alphabet, Inc., Class C(a)	248,733	22,070,079
Match Group, Inc.(a)	13,121	544,390
Meta Platforms, Inc., Class A(a)	105,635	12,712,116
Total		60,083,129
Media 0.8%
Charter Communications, Inc., Class A(a)	5,046	1,711,099
Comcast Corp., Class A	202,655	7,086,845
DISH Network Corp., Class A(a)	11,808	165,784
Fox Corp., Class A	14,209	431,527
Fox Corp., Class B	6,545	186,205
Interpublic Group of Companies, Inc. (The)	18,252	607,974
News Corp., Class A	17,962	326,909
News Corp., Class B	5,538	102,121
Omnicom Group, Inc.	9,579	781,359
Paramount Global, Class B	23,725	400,478
Total		11,800,301
Wireless Telecommunication Services 0.3%
T-Mobile US, Inc.(a)	28,054	3,927,560
Total Communication Services		109,876,920
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 9.7%
Auto Components 0.1%
Aptiv PLC(a)	12,728	1,185,359
BorgWarner, Inc.	11,000	442,750
Total		1,628,109
Automobiles 1.3%
Ford Motor Co.	185,541	2,157,842
General Motors Co.	66,740	2,245,133
Tesla, Inc.(a)	126,089	15,531,643
Total		19,934,618
Distributors 0.2%
Genuine Parts Co.	6,622	1,148,983
LKQ Corp.	11,923	636,808
Pool Corp.	1,834	554,473
Total		2,340,264
Hotels, Restaurants & Leisure 2.0%
Booking Holdings, Inc.(a)	1,822	3,671,840
Caesars Entertainment, Inc.(a)	10,080	419,328
Carnival Corp.(a)	47,044	379,174
Chipotle Mexican Grill, Inc.(a)	1,302	1,806,512
Darden Restaurants, Inc.	5,749	795,259
Domino’s Pizza, Inc.	1,663	576,063
Expedia Group, Inc.(a)	7,073	619,595
Hilton Worldwide Holdings, Inc.	12,705	1,605,404
Las Vegas Sands Corp.(a)	15,436	742,008
Marriott International, Inc., Class A	12,639	1,881,821
McDonald’s Corp.	34,407	9,067,277
MGM Resorts International	14,973	502,045
Norwegian Cruise Line Holdings Ltd.(a)	19,796	242,303
Royal Caribbean Cruises Ltd.(a)	10,309	509,574
Starbucks Corp.	53,924	5,349,261
Wynn Resorts Ltd.(a)	4,844	399,485
Yum! Brands, Inc.	13,233	1,694,882
Total		30,261,831
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.3%
D.R. Horton, Inc.	14,704	1,310,715
Garmin Ltd.	7,203	664,765
Lennar Corp., Class A	11,968	1,083,104
Mohawk Industries, Inc.(a)	2,477	253,199
Newell Brands, Inc.	17,681	231,267
NVR, Inc.(a)	141	650,374
PulteGroup, Inc.	10,702	487,262
Whirlpool Corp.	2,559	361,996
Total		5,042,682
Internet & Direct Marketing Retail 2.4%
Amazon.com, Inc.(a)	416,938	35,022,792
eBay, Inc.	25,492	1,057,153
Etsy, Inc.(a)	5,904	707,181
Total		36,787,126
Leisure Products 0.0%
Hasbro, Inc.	6,099	372,100
Multiline Retail 0.5%
Dollar General Corp.	10,597	2,609,511
Dollar Tree, Inc.(a)	9,889	1,398,700
Target Corp.	21,622	3,222,543
Total		7,230,754
Specialty Retail 2.4%
Advance Auto Parts, Inc.	2,824	415,213
AutoZone, Inc.(a)	892	2,199,833
Bath & Body Works, Inc.	10,728	452,078
Best Buy Co., Inc.	9,413	755,017
CarMax, Inc.(a)	7,423	451,987
Home Depot, Inc. (The)	48,091	15,190,023
Lowe’s Companies, Inc.	29,158	5,809,440
O’Reilly Automotive, Inc.(a)	2,940	2,481,448
Ross Stores, Inc.	16,304	1,892,405
TJX Companies, Inc. (The)	54,542	4,341,543
Tractor Supply Co.	5,189	1,167,369
Ulta Beauty, Inc.(a)	2,406	1,128,582
Total		36,284,938
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc., Class B	59,176	6,924,184
Ralph Lauren Corp.	1,930	203,943
Tapestry, Inc.	11,320	431,066
VF Corp.	15,515	428,369
Total		7,987,562
Total Consumer Discretionary		147,869,984
Consumer Staples 7.1%
Beverages 1.9%
Brown-Forman Corp., Class B	8,590	564,191
Coca-Cola Co. (The)	182,836	11,630,198
Constellation Brands, Inc., Class A	7,626	1,767,325
Keurig Dr. Pepper, Inc.	39,918	1,423,476
Molson Coors Beverage Co., Class B	8,832	455,025
Monster Beverage Corp.(a)	17,892	1,816,575
PepsiCo, Inc.	64,720	11,692,315
Total		29,349,105
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	20,792	9,491,548
Kroger Co. (The)	30,600	1,364,148
Sysco Corp.	23,806	1,819,969
Walgreens Boots Alliance, Inc.	33,720	1,259,779
Walmart, Inc.	66,303	9,401,102
Total		23,336,546
Food Products 1.2%
Archer-Daniels-Midland Co.	25,806	2,396,087
Campbell Soup Co.	9,435	535,436
ConAgra Foods, Inc.	22,514	871,292
General Mills, Inc.	27,882	2,337,906
Hershey Co. (The)	6,904	1,598,759
Hormel Foods Corp.	13,599	619,434
JM Smucker Co. (The)	5,006	793,251
Kellogg Co.	12,024	856,590
Kraft Heinz Co. (The)	37,403	1,522,676
Lamb Weston Holdings, Inc.	6,757	603,806
McCormick & Co., Inc.	11,772	975,781

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Mondelez International, Inc., Class A	64,152	4,275,731
Tyson Foods, Inc., Class A	13,605	846,911
Total		18,233,660
Household Products 1.6%
Church & Dwight Co., Inc.	11,456	923,468
Clorox Co. (The)	5,796	813,353
Colgate-Palmolive Co.	39,236	3,091,404
Kimberly-Clark Corp.	15,854	2,152,181
Procter & Gamble Co. (The)	111,321	16,871,811
Total		23,852,217
Personal Products 0.2%
Estee Lauder Companies, Inc. (The), Class A	10,864	2,695,467
Tobacco 0.7%
Altria Group, Inc.	84,190	3,848,325
Philip Morris International, Inc.	72,823	7,370,416
Total		11,218,741
Total Consumer Staples		108,685,736
Energy 5.2%
Energy Equipment & Services 0.4%
Baker Hughes Co.	47,046	1,389,268
Halliburton Co.	42,657	1,678,553
Schlumberger Ltd.	66,613	3,561,131
Total		6,628,952
Oil, Gas & Consumable Fuels 4.8%
APA Corp.	15,104	705,055
Chevron Corp.	83,569	14,999,800
ConocoPhillips Co.	58,536	6,907,248
Coterra Energy, Inc.	37,040	910,073
Devon Energy Corp.	30,709	1,888,911
Diamondback Energy, Inc.	8,268	1,130,897
EOG Resources, Inc.	27,594	3,573,975
EQT Corp.	17,243	583,331
Exxon Mobil Corp.	193,464	21,339,079
Hess Corp.	13,035	1,848,624
Kinder Morgan, Inc.	92,920	1,679,994
Marathon Oil Corp.	29,833	807,579
Marathon Petroleum Corp.	22,016	2,562,442
Occidental Petroleum Corp.	34,158	2,151,612
Common Stocks (continued)
Issuer	Shares	Value ($)
ONEOK, Inc.	20,996	1,379,437
Phillips 66	22,203	2,310,888
Pioneer Natural Resources Co.	11,162	2,549,289
Targa Resources Corp.	10,634	781,599
Valero Energy Corp.	18,111	2,297,561
Williams Companies, Inc. (The)	57,218	1,882,472
Total		72,289,866
Total Energy		78,918,818
Financials 11.5%
Banks 3.8%
Bank of America Corp.	327,874	10,859,187
Citigroup, Inc.	90,987	4,115,342
Citizens Financial Group, Inc.	23,136	910,864
Comerica, Inc.	6,152	411,261
Fifth Third Bancorp	32,245	1,057,958
First Republic Bank	8,593	1,047,401
Huntington Bancshares, Inc.	67,775	955,628
JPMorgan Chase & Co.	137,792	18,477,907
KeyCorp	43,828	763,484
M&T Bank Corp.	8,109	1,176,292
PNC Financial Services Group, Inc. (The)	18,947	2,992,489
Regions Financial Corp.	43,897	946,419
Signature Bank	2,956	340,590
SVB Financial Group(a)	2,777	639,099
Truist Financial Corp.	62,327	2,681,931
U.S. Bancorp	63,517	2,769,976
Wells Fargo & Co.	179,004	7,391,075
Zions Bancorp	7,029	345,546
Total		57,882,449
Capital Markets 3.1%
Ameriprise Financial, Inc.(b)	4,999	1,556,539
Bank of New York Mellon Corp. (The)	34,553	1,572,853
BlackRock, Inc.	7,056	5,000,093
Cboe Global Markets, Inc.	4,983	625,217
Charles Schwab Corp. (The)	71,654	5,965,912
CME Group, Inc.	16,899	2,841,736
Factset Research Systems, Inc.	1,790	718,166
Franklin Resources, Inc.	13,344	352,015
Goldman Sachs Group, Inc. (The)	15,908	5,462,489

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Intercontinental Exchange, Inc.	26,239	2,691,859
Invesco Ltd.	21,365	384,356
MarketAxess Holdings, Inc.	1,768	493,077
Moody’s Corp.	7,401	2,062,067
Morgan Stanley	61,929	5,265,204
MSCI, Inc.	3,756	1,747,178
Nasdaq, Inc.	15,924	976,937
Northern Trust Corp.	9,791	866,406
Raymond James Financial, Inc.	9,094	971,694
S&P Global, Inc.	15,643	5,239,466
State Street Corp.	17,238	1,337,152
T. Rowe Price Group, Inc.	10,498	1,144,912
Total		47,275,328
Consumer Finance 0.5%
American Express Co.	28,082	4,149,115
Capital One Financial Corp.	17,931	1,666,866
Discover Financial Services	12,835	1,255,648
Synchrony Financial	21,165	695,482
Total		7,767,111
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B(a)	84,639	26,144,987
Insurance 2.4%
Aflac, Inc.	26,581	1,912,237
Allstate Corp. (The)	12,459	1,689,440
American International Group, Inc.	34,903	2,207,266
Aon PLC, Class A	9,717	2,916,460
Arch Capital Group Ltd.(a)	17,375	1,090,802
Arthur J Gallagher & Co.	9,905	1,867,489
Assurant, Inc.	2,482	310,399
Brown & Brown, Inc.	11,043	629,120
Chubb Ltd.	19,498	4,301,259
Cincinnati Financial Corp.	7,384	756,048
Everest Re Group Ltd.	1,840	609,537
Globe Life, Inc.	4,250	512,338
Hartford Financial Services Group, Inc. (The)	14,943	1,133,128
Lincoln National Corp.	7,234	222,228
Loews Corp.	9,257	539,961
Marsh & McLennan Companies, Inc.	23,301	3,855,849
Common Stocks (continued)
Issuer	Shares	Value ($)
MetLife, Inc.	30,961	2,240,648
Principal Financial Group, Inc.	10,690	897,105
Progressive Corp. (The)	27,485	3,565,079
Prudential Financial, Inc.	17,287	1,719,365
Travelers Companies, Inc. (The)	11,009	2,064,077
Willis Towers Watson PLC	5,085	1,243,689
WR Berkley Corp.	9,603	696,890
Total		36,980,414
Total Financials		176,050,289
Health Care 15.7%
Biotechnology 2.5%
AbbVie, Inc.	83,077	13,426,074
Amgen, Inc.	25,066	6,583,334
Biogen, Inc.(a)	6,765	1,873,364
Gilead Sciences, Inc.	58,920	5,058,282
Incyte Corp.(a)	8,674	696,696
Moderna, Inc.(a)	15,521	2,787,882
Regeneron Pharmaceuticals, Inc.(a)	5,030	3,629,095
Vertex Pharmaceuticals, Inc.(a)	12,058	3,482,109
Total		37,536,836
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	81,907	8,992,569
Align Technology, Inc.(a)	3,413	719,802
Baxter International, Inc.	23,682	1,207,072
Becton Dickinson and Co.	13,398	3,407,111
Boston Scientific Corp.(a)	67,285	3,113,277
Cooper Companies, Inc. (The)	2,318	766,493
Dentsply Sirona, Inc.	10,096	321,457
DexCom, Inc.(a)	18,145	2,054,740
Edwards Lifesciences Corp.(a)	29,044	2,166,973
Hologic, Inc.(a)	11,728	877,372
IDEXX Laboratories, Inc.(a)	3,890	1,586,964
Intuitive Surgical, Inc.(a)	16,601	4,405,075
Medtronic PLC	62,439	4,852,759
ResMed, Inc.	6,881	1,432,143
STERIS PLC	4,689	866,011
Stryker Corp.	15,822	3,868,321

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Teleflex, Inc.	2,203	549,935
Zimmer Biomet Holdings, Inc.	9,858	1,256,895
Total		42,444,969
Health Care Providers & Services 3.7%
AmerisourceBergen Corp.	7,608	1,260,722
Cardinal Health, Inc.	12,314	946,577
Centene Corp.(a)	26,601	2,181,548
Cigna Corp.	14,363	4,759,036
CVS Health Corp.	61,726	5,752,246
DaVita, Inc.(a)	2,582	192,798
Elevance Health, Inc.	11,219	5,755,010
HCA Healthcare, Inc.	9,961	2,390,242
Henry Schein, Inc.(a)	6,368	508,612
Humana, Inc.	5,947	3,045,994
Laboratory Corp. of America Holdings	4,162	980,068
McKesson Corp.	6,661	2,498,674
Molina Healthcare, Inc.(a)	2,743	905,794
Quest Diagnostics, Inc.	5,350	836,954
UnitedHealth Group, Inc.	43,893	23,271,191
Universal Health Services, Inc., Class B	3,014	424,642
Total		55,710,108
Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	13,907	2,081,182
Bio-Rad Laboratories, Inc., Class A(a)	1,011	425,115
Bio-Techne Corp.	7,374	611,157
Charles River Laboratories International, Inc.(a)	2,390	520,781
Danaher Corp.	30,778	8,169,097
Illumina, Inc.(a)	7,389	1,494,056
IQVIA Holdings, Inc.(a)	8,725	1,787,665
Mettler-Toledo International, Inc.(a)	1,047	1,513,386
PerkinElmer, Inc.	5,930	831,505
Thermo Fisher Scientific, Inc.	18,424	10,145,913
Waters Corp.(a)	2,791	956,141
West Pharmaceutical Services, Inc.	3,478	818,547
Total		29,354,545
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 4.8%
Bristol-Myers Squibb Co.	99,880	7,186,366
Catalent, Inc.(a)	8,454	380,514
Eli Lilly & Co.	37,048	13,553,640
Johnson & Johnson	122,820	21,696,153
Merck & Co., Inc.	119,104	13,214,589
Organon & Co.	11,949	333,735
Pfizer, Inc.	263,695	13,511,732
Viatris, Inc.	56,968	634,054
Zoetis, Inc.	21,894	3,208,566
Total		73,719,349
Total Health Care		238,765,807
Industrials 8.6%
Aerospace & Defense 1.9%
Boeing Co. (The)(a)	26,317	5,013,125
General Dynamics Corp.	10,576	2,624,011
Howmet Aerospace, Inc.	17,297	681,675
Huntington Ingalls Industries, Inc.	1,875	432,525
L3Harris Technologies, Inc.	8,944	1,862,230
Lockheed Martin Corp.	10,957	5,330,471
Northrop Grumman Corp.	6,796	3,707,966
Raytheon Technologies Corp.	69,059	6,969,434
Textron, Inc.	9,807	694,336
TransDigm Group, Inc.	2,427	1,528,161
Total		28,843,934
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	5,530	506,327
Expeditors International of Washington, Inc.	7,476	776,906
FedEx Corp.	11,246	1,947,807
United Parcel Service, Inc., Class B	34,285	5,960,104
Total		9,191,144
Airlines 0.2%
Alaska Air Group, Inc.(a)	5,958	255,836
American Airlines Group, Inc.(a)	30,530	388,342
Delta Air Lines, Inc.(a)	30,121	989,776
Southwest Airlines Co.(a)	27,892	939,124
United Airlines Holdings, Inc.(a)	15,358	578,997
Total		3,152,075

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.5%
Allegion PLC	4,127	434,408
AO Smith Corp.	5,960	341,150
Carrier Global Corp.	39,285	1,620,506
Johnson Controls International PLC	32,353	2,070,592
Masco Corp.	10,595	494,469
Trane Technologies PLC	10,819	1,818,566
Total		6,779,691
Commercial Services & Supplies 0.5%
Cintas Corp.	4,055	1,831,319
Copart, Inc.(a)	20,131	1,225,777
Republic Services, Inc.	9,649	1,244,625
Rollins, Inc.	10,873	397,299
Waste Management, Inc.	17,547	2,752,773
Total		7,451,793
Construction & Engineering 0.1%
Jacobs Solutions, Inc.	5,994	719,700
Quanta Services, Inc.	6,713	956,602
Total		1,676,302
Electrical Equipment 0.6%
AMETEK, Inc.	10,788	1,507,299
Eaton Corp. PLC	18,683	2,932,297
Emerson Electric Co.	27,777	2,668,259
Generac Holdings, Inc.(a)	2,976	299,564
Rockwell Automation, Inc.	5,395	1,389,590
Total		8,797,009
Industrial Conglomerates 0.9%
3M Co.	25,966	3,113,843
General Electric Co.	51,330	4,300,940
Honeywell International, Inc.	31,583	6,768,237
Total		14,183,020
Machinery 1.9%
Caterpillar, Inc.	24,447	5,856,523
Cummins, Inc.	6,625	1,605,171
Deere & Co.	12,902	5,531,861
Dover Corp.	6,593	892,758
Fortive Corp.	16,621	1,067,899
IDEX Corp.	3,543	808,973
Common Stocks (continued)
Issuer	Shares	Value ($)
Illinois Tool Works, Inc.	13,132	2,892,980
Ingersoll Rand, Inc.	19,022	993,899
Nordson Corp.	2,526	600,481
Otis Worldwide Corp.	19,570	1,532,527
PACCAR, Inc.	16,337	1,616,873
Parker-Hannifin Corp.	6,032	1,755,312
Pentair PLC	7,728	347,605
Snap-On, Inc.	2,497	570,540
Stanley Black & Decker, Inc.	6,950	522,084
Westinghouse Air Brake Technologies Corp.	8,544	852,777
Xylem, Inc.	8,466	936,086
Total		28,384,349
Professional Services 0.3%
CoStar Group, Inc.(a)	19,105	1,476,434
Equifax, Inc.	5,752	1,117,959
Leidos Holdings, Inc.	6,421	675,425
Robert Half International, Inc.	5,097	376,311
Verisk Analytics, Inc.	7,347	1,296,158
Total		4,942,287
Road & Rail 0.9%
CSX Corp.	98,764	3,059,709
JB Hunt Transport Services, Inc.	3,891	678,435
Norfolk Southern Corp.	10,876	2,680,064
Old Dominion Freight Line, Inc.	4,256	1,207,768
Union Pacific Corp.	28,881	5,980,388
Total		13,606,364
Trading Companies & Distributors 0.2%
Fastenal Co.	26,906	1,273,192
United Rentals, Inc.(a)	3,256	1,157,248
W.W. Grainger, Inc.	2,113	1,175,356
Total		3,605,796
Total Industrials		130,613,764

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 25.5%
Communications Equipment 0.9%
Arista Networks, Inc.(a)	11,627	1,410,937
Cisco Systems, Inc.	192,885	9,189,041
F5, Inc.(a)	2,812	403,550
Juniper Networks, Inc.	15,247	487,294
Motorola Solutions, Inc.	7,855	2,024,312
Total		13,515,134
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	27,956	2,128,570
CDW Corp.	6,360	1,135,769
Corning, Inc.	35,760	1,142,174
Keysight Technologies, Inc.(a)	8,399	1,436,817
TE Connectivity Ltd.	14,942	1,715,342
Teledyne Technologies, Inc.(a)	2,202	880,602
Trimble Navigation Ltd.(a)	11,586	585,788
Zebra Technologies Corp., Class A(a)	2,425	621,794
Total		9,646,856
IT Services 4.4%
Accenture PLC, Class A	29,599	7,898,197
Akamai Technologies, Inc.(a)	7,387	622,724
Automatic Data Processing, Inc.	19,487	4,654,665
Broadridge Financial Solutions, Inc.	5,527	741,337
Cognizant Technology Solutions Corp., Class A	24,142	1,380,681
DXC Technology Co.(a)	10,808	286,412
EPAM Systems, Inc.(a)	2,702	885,553
Fidelity National Information Services, Inc.	27,875	1,891,319
Fiserv, Inc.(a)	29,831	3,015,019
FleetCor Technologies, Inc.(a)	3,465	636,451
Gartner, Inc.(a)	3,712	1,247,752
Global Payments, Inc.	12,703	1,261,662
International Business Machines Corp.	42,473	5,984,021
Jack Henry & Associates, Inc.	3,427	601,644
MasterCard, Inc., Class A	39,878	13,866,777
Paychex, Inc.	15,068	1,741,258
PayPal Holdings, Inc.(a)	53,555	3,814,187
Common Stocks (continued)
Issuer	Shares	Value ($)
VeriSign, Inc.(a)	4,333	890,172
Visa, Inc., Class A	76,807	15,957,422
Total		67,377,253
Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc.(a)	75,743	4,905,874
Analog Devices, Inc.	24,162	3,963,293
Applied Materials, Inc.	40,414	3,935,515
Broadcom, Inc.	19,026	10,638,007
Enphase Energy, Inc.(a)	6,385	1,691,770
First Solar, Inc.(a)	4,657	697,572
Intel Corp.	193,873	5,124,063
KLA Corp.	6,657	2,509,889
Lam Research Corp.	6,407	2,692,862
Microchip Technology, Inc.	25,838	1,815,120
Micron Technology, Inc.	51,072	2,552,579
Monolithic Power Systems, Inc.	2,095	740,813
NVIDIA Corp.	116,972	17,094,288
NXP Semiconductors NV	12,173	1,923,699
ON Semiconductor Corp.(a)	20,314	1,266,984
Qorvo, Inc.(a)	4,763	431,718
QUALCOMM, Inc.	52,661	5,789,550
Skyworks Solutions, Inc.	7,537	686,847
SolarEdge Technologies, Inc.(a)	2,626	743,867
Teradyne, Inc.	7,317	639,140
Texas Instruments, Inc.	42,635	7,044,155
Total		76,887,605
Software 8.3%
Adobe, Inc.(a)	21,839	7,349,479
ANSYS, Inc.(a)	4,092	988,586
Autodesk, Inc.(a)	10,140	1,894,862
Cadence Design Systems, Inc.(a)	12,886	2,070,007
Ceridian HCM Holding, Inc.(a)	7,215	462,842
Fortinet, Inc.(a)	30,461	1,489,238
Gen Digital, Inc.	27,233	583,603
Intuit, Inc.	13,241	5,153,662
Microsoft Corp.	350,186	83,981,607
Oracle Corp.	72,194	5,901,138
Paycom Software, Inc.(a)	2,283	708,438
PTC, Inc.(a)	4,966	596,119

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Roper Technologies, Inc.	4,982	2,152,672
Salesforce, Inc.(a)	46,977	6,228,680
ServiceNow, Inc.(a)	9,489	3,684,294
Synopsys, Inc.(a)	7,183	2,293,460
Tyler Technologies, Inc.(a)	1,956	630,634
Total		126,169,321
Technology Hardware, Storage & Peripherals 6.2%
Apple, Inc.(c)	702,471	91,272,057
Hewlett Packard Enterprise Co.	60,445	964,702
HP, Inc.	41,585	1,117,389
NetApp, Inc.	10,211	613,273
Seagate Technology Holdings PLC	9,020	474,542
Western Digital Corp.(a)	14,922	470,789
Total		94,912,752
Total Information Technology		388,508,921
Materials 2.7%
Chemicals 1.9%
Air Products & Chemicals, Inc.	10,419	3,211,761
Albemarle Corp.	5,503	1,193,381
Celanese Corp., Class A	4,686	479,097
CF Industries Holdings, Inc.	9,216	785,203
Corteva, Inc.	33,564	1,972,892
Dow, Inc.	33,060	1,665,893
DuPont de Nemours, Inc.	23,337	1,601,618
Eastman Chemical Co.	5,637	459,077
Ecolab, Inc.	11,641	1,694,464
FMC Corp.	5,917	738,442
International Flavors & Fragrances, Inc.	11,977	1,255,669
Linde PLC	23,224	7,575,204
LyondellBasell Industries NV, Class A	11,931	990,631
Mosaic Co. (The)	15,995	701,701
PPG Industries, Inc.	11,041	1,388,295
Sherwin-Williams Co. (The)	11,078	2,629,142
Total		28,342,470
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,917	985,858
Vulcan Materials Co.	6,244	1,093,387
Total		2,079,245
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.3%
Amcor PLC	69,949	833,093
Avery Dennison Corp.	3,804	688,524
Ball Corp.	14,747	754,162
International Paper Co.	16,708	578,598
Packaging Corp. of America	4,347	556,025
Sealed Air Corp.	6,796	338,984
WestRock Co.	11,946	420,021
Total		4,169,407
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	67,145	2,551,510
Newmont Corp.	37,287	1,759,946
Nucor Corp.	12,052	1,588,574
Steel Dynamics, Inc.	7,835	765,480
Total		6,665,510
Total Materials		41,256,632
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.6%
Alexandria Real Estate Equities, Inc.	7,015	1,021,875
American Tower Corp.	21,873	4,634,014
AvalonBay Communities, Inc.	6,572	1,061,509
Boston Properties, Inc.	6,701	452,854
Camden Property Trust	5,004	559,848
Crown Castle, Inc.	20,343	2,759,325
Digital Realty Trust, Inc.	13,507	1,354,347
Equinix, Inc.	4,347	2,847,415
Equity Residential	15,978	942,702
Essex Property Trust, Inc.	3,042	644,661
Extra Space Storage, Inc.	6,291	925,909
Federal Realty Investment Trust	3,433	346,870
Healthpeak Properties, Inc.	25,252	633,068
Host Hotels & Resorts, Inc.	33,590	539,119
Invitation Homes, Inc.	27,286	808,757
Iron Mountain, Inc.	13,657	680,801
Kimco Realty Corp.	29,053	615,343
Mid-America Apartment Communities, Inc.	5,425	851,671
Prologis, Inc.	43,363	4,888,311
Public Storage	7,426	2,080,691

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Realty Income Corp.	29,462	1,868,775
Regency Centers Corp.	7,235	452,188
SBA Communications Corp.	5,072	1,421,732
Simon Property Group, Inc.	15,359	1,804,375
UDR, Inc.	14,375	556,744
Ventas, Inc.	18,777	845,904
VICI Properties, Inc.	45,243	1,465,873
Vornado Realty Trust	7,568	157,490
Welltower, Inc.	22,197	1,455,013
Weyerhaeuser Co.	34,571	1,071,701
Total		39,748,885
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	14,842	1,142,240
Total Real Estate		40,891,125
Utilities 3.1%
Electric Utilities 2.1%
Alliant Energy Corp.	11,792	651,036
American Electric Power Co., Inc.	24,140	2,292,093
Constellation Energy Corp.	15,362	1,324,358
Duke Energy Corp.	36,175	3,725,663
Edison International	17,939	1,141,279
Entergy Corp.	9,559	1,075,388
Evergy, Inc.	10,783	678,574
Eversource Energy	16,362	1,371,790
Exelon Corp.	46,683	2,018,106
FirstEnergy Corp.	25,517	1,070,183
NextEra Energy, Inc.	93,350	7,804,060
NRG Energy, Inc.	10,823	344,388
PG&E Corp.(a)	75,634	1,229,809
Pinnacle West Capital Corp.	5,315	404,153
PPL Corp.	34,590	1,010,720
Southern Co. (The)	51,142	3,652,050
Xcel Energy, Inc.	25,708	1,802,388
Total		31,596,038
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.0%
Atmos Energy Corp.	6,572	736,524
Independent Power and Renewable Electricity Producers 0.0%
AES Corp. (The)	31,378	902,431
Multi-Utilities 0.9%
Ameren Corp.	12,144	1,079,844
CenterPoint Energy, Inc.	29,574	886,924
CMS Energy Corp.	13,635	863,505
Consolidated Edison, Inc.	16,670	1,588,818
Dominion Energy, Inc.	39,144	2,400,310
DTE Energy Co.	9,101	1,069,640
NiSource, Inc.	19,079	523,146
Public Service Enterprise Group, Inc.	23,439	1,436,107
Sempra Energy	14,766	2,281,938
WEC Energy Group, Inc.	14,818	1,389,336
Total		13,519,568
Water Utilities 0.1%
American Water Works Co., Inc.	8,542	1,301,972
Total Utilities		48,056,533
Total Common Stocks (Cost $987,430,851)		1,509,494,529

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(d)	15,174,660	15,170,108
Total Money Market Funds (Cost $15,168,768)		15,170,108
Total Investments in Securities (Cost: $1,002,599,619)		1,524,664,637
Other Assets & Liabilities, Net		275,857
Net Assets		1,524,940,494

At December 31, 2022, securities and/or cash totaling $1,780,041 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	84	03/2023	USD	16,216,200	—	(538,198)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Ameriprise Financial, Inc.
	1,530,924	19,258	(4,693)	11,050	1,556,539	37,755	24,662	4,999
Columbia Short-Term Cash Fund, 4.318%
	20,253,872	93,805,714	(98,892,337)	2,859	15,170,108	(1,077)	325,406	15,174,660
Total	21,784,796			13,909	16,726,647	36,678	350,068

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2022.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	109,876,920	—	—	109,876,920
Consumer Discretionary	147,869,984	—	—	147,869,984
Consumer Staples	108,685,736	—	—	108,685,736
Energy	78,918,818	—	—	78,918,818
Financials	176,050,289	—	—	176,050,289
Health Care	238,765,807	—	—	238,765,807
Industrials	130,613,764	—	—	130,613,764
Information Technology	388,508,921	—	—	388,508,921
Materials	41,256,632	—	—	41,256,632
Real Estate	40,891,125	—	—	40,891,125
Utilities	48,056,533	—	—	48,056,533
Total Common Stocks	1,509,494,529	—	—	1,509,494,529
Money Market Funds	15,170,108	—	—	15,170,108
Total Investments in Securities	1,524,664,637	—	—	1,524,664,637
Investments in Derivatives
Liability
Futures Contracts	(538,198)	—	—	(538,198)
Total	1,524,126,439	—	—	1,524,126,439
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $986,860,588)	$1,507,937,990
Affiliated issuers (cost $15,739,031)	16,726,647
Receivable for:
Capital shares sold	28,682
Dividends	1,372,835
Foreign tax reclaims	18,238
Prepaid expenses	14,911
Total assets	1,526,099,303
Liabilities
Due to custodian	2,213
Payable for:
Capital shares purchased	911,272
Variation margin for futures contracts	45,150
Management services fees	8,383
Distribution and/or service fees	2,793
Service fees	38,351
Compensation of board members	86,030
Compensation of chief compliance officer	292
Other expenses	64,325
Total liabilities	1,158,809
Net assets applicable to outstanding capital stock	$1,524,940,494
Represented by
Trust capital	$1,524,940,494
Total - representing net assets applicable to outstanding capital stock	$1,524,940,494
Class 1
Net assets	$781,573,554
Shares outstanding	24,387,348
Net asset value per share	$32.05
Class 2
Net assets	$69,384,649
Shares outstanding	2,227,619
Net asset value per share	$31.15
Class 3
Net assets	$673,982,291
Shares outstanding	21,321,241
Net asset value per share	$31.61
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	19

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$25,529,838
Dividends — affiliated issuers	350,068
Foreign taxes withheld	(6,137)
Total income	25,873,769
Expenses:
Management services fees	3,207,265
Distribution and/or service fees
Class 2	143,072
Class 3	903,869
Service fees	485,381
Compensation of board members	31,988
Custodian fees	28,919
Printing and postage fees	24,283
Licensing fees and expenses	163,745
Audit fees	29,500
Legal fees	32,512
Interest on collateral	462
Compensation of chief compliance officer	254
Other	27,074
Total expenses	5,078,324
Net investment income	20,795,445
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	19,318,618
Investments — affiliated issuers	36,678
Foreign currency translations	(42)
Futures contracts	(4,510,092)
Net realized gain	14,845,162
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(374,415,745)
Investments — affiliated issuers	13,909
Futures contracts	(918,712)
Net change in unrealized appreciation (depreciation)	(375,320,548)
Net realized and unrealized loss	(360,475,386)
Net decrease in net assets resulting from operations	$(339,679,941)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$20,795,445	$17,924,858
Net realized gain	14,845,162	55,971,736
Net change in unrealized appreciation (depreciation)	(375,320,548)	339,448,712
Net increase (decrease) in net assets resulting from operations	(339,679,941)	413,345,306
Increase (decrease) in net assets from capital stock activity	14,682,657	(7,697,181)
Total increase (decrease) in net assets	(324,997,284)	405,648,125
Net assets at beginning of year	1,849,937,778	1,444,289,653
Net assets at end of year	$1,524,940,494	$1,849,937,778

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,277,557	41,750,318	2,105,624	67,315,819
Redemptions	(1,045,214)	(35,602,655)	(2,253,317)	(77,945,667)
Net increase (decrease)	232,343	6,147,663	(147,693)	(10,629,848)
Class 2
Subscriptions	1,209,861	40,293,552	809,905	29,060,982
Redemptions	(111,912)	(3,687,478)	(60,643)	(2,064,383)
Net increase	1,097,949	36,606,074	749,262	26,996,599
Class 3
Subscriptions	708,135	23,521,650	1,028,836	34,349,923
Redemptions	(1,544,160)	(51,592,730)	(1,695,529)	(58,413,855)
Net decrease	(836,025)	(28,071,080)	(666,693)	(24,063,932)
Total net increase (decrease)	494,267	14,682,657	(65,124)	(7,697,181)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$39.25	0.46	(7.66)	(7.20)
Year Ended 12/31/2021	$30.57	0.40	8.28	8.68
Year Ended 12/31/2020	$25.90	0.45	4.22	4.67
Year Ended 12/31/2019	$19.75	0.44	5.71	6.15
Year Ended 12/31/2018	$20.72	0.42	(1.39)	(0.97)
Class 2
Year Ended 12/31/2022	$38.24	0.37	(7.46)	(7.09)
Year Ended 12/31/2021	$29.86	0.31	8.07	8.38
Year Ended 12/31/2020	$25.36	0.37	4.13	4.50
Year Ended 12/31/2019	$19.39	0.37	5.60	5.97
Year Ended 12/31/2018	$20.40	0.34	(1.35)	(1.01)
Class 3
Year Ended 12/31/2022	$38.76	0.41	(7.56)	(7.15)
Year Ended 12/31/2021	$30.23	0.35	8.18	8.53
Year Ended 12/31/2020	$25.65	0.41	4.17	4.58
Year Ended 12/31/2019	$19.58	0.40	5.67	6.07
Year Ended 12/31/2018	$20.57	0.37	(1.36)	(0.99)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$32.05	(18.34%)	0.25%(c)	0.25%(c)	1.36%	2%	$781,574
Year Ended 12/31/2021	$39.25	28.39%	0.25%(c)	0.25%(c)	1.14%	5%	$947,973
Year Ended 12/31/2020	$30.57	18.03%	0.26%(d)	0.26%(d)	1.72%	9%	$742,971
Year Ended 12/31/2019	$25.90	31.14%	0.26%	0.26%	1.91%	2%	$599,584
Year Ended 12/31/2018	$19.75	(4.68%)	0.28%	0.28%	1.94%	3%	$332,816
Class 2
Year Ended 12/31/2022	$31.15	(18.54%)	0.50%(c)	0.50%(c)	1.15%	2%	$69,385
Year Ended 12/31/2021	$38.24	28.07%	0.50%(c)	0.50%(c)	0.89%	5%	$43,195
Year Ended 12/31/2020	$29.86	17.74%	0.51%(d)	0.51%(d)	1.48%	9%	$11,359
Year Ended 12/31/2019	$25.36	30.79%	0.51%	0.51%	1.63%	2%	$11,354
Year Ended 12/31/2018	$19.39	(4.95%)	0.53%	0.53%	1.61%	3%	$10,146
Class 3
Year Ended 12/31/2022	$31.61	(18.45%)	0.38%(c)	0.38%(c)	1.23%	2%	$673,982
Year Ended 12/31/2021	$38.76	28.22%	0.38%(c)	0.38%(c)	1.01%	5%	$858,770
Year Ended 12/31/2020	$30.23	17.85%	0.38%(d)	0.38%(d)	1.59%	9%	$689,960
Year Ended 12/31/2019	$25.65	31.00%	0.39%	0.39%	1.76%	2%	$599,751
Year Ended 12/31/2018	$19.58	(4.81%)	0.40%	0.40%	1.75%	3%	$442,813
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	23

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Large Cap Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
26	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	538,198*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(4,510,092)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(918,712)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	18,823,666

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
28	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.03% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
December 31, 2022
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.26%
Class 2	0.51
Class 3	0.385
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $70,788,378 and $36,048,988, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
30	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
December 31, 2022
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 99.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
32	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Index Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
36	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
38	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
40	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7014_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Select Mid Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Mid Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Mid Cap Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with growth of capital.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2021
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since February 2023
Dana Kelley, CFA
Co-Portfolio Manager
Managed Fund since February 2023
Effective February 10, 2023, Wayne Collette and Dana Kelley were named Portfolio Managers of the Fund. Erika Maschmeyer and John Emerson no longer serve as Portfolio Managers of the Fund.
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-30.84	7.05	10.16
Class 2	05/03/10	-31.01	6.78	9.89
Class 3	05/01/01	-30.92	6.92	10.02
Russell Midcap Growth Index		-26.72	7.64	11.41
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	97.2
Money Market Funds	2.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	3.6
Consumer Discretionary	18.4
Energy	3.8
Financials	7.8
Health Care	21.0
Industrials	14.6
Information Technology	28.4
Materials	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 35.42% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio - Select Mid Cap Growth Fund returned -31.01%, trailing the -26.72% return of the Fund’s primary benchmark, the Russell Mid Cap Growth Index.
Market overview
In 2022, global markets took a pummeling, as looser monetary policies and stimulus spending from the previous two years came home to roost. At the start of the year, rhetoric from the U.S. Federal Reserve (Fed) on inflation amid a tight labor market and supply chain bottlenecks had primed the market for interest rate hikes. The unexpected Russian invasion of Ukraine in February 2022 added further inflationary pressure on energy and food prices, dampening market sentiment. The Fed subsequently embarked on an interest rate-raising trajectory that extended through the year with seven interest rate raises, resulting in consumer sentiment reaching its lowest point in over a year by June 2021. Following this, bearish investor sentiment continued to prevail, despite a rollover in energy prices and an easing in supply chain disruptions. Markets rebounded in the fourth quarter on more benign economic data and expectations of a Fed pivot on interest rate hikes. Unfortunately, this was not substantial enough to reverse the damage of the previous nine months.
Small- and mid-cap stocks trailed large-cap stocks, and growth stocks considerably underperformed value stocks during the period due to their greater sensitivity to rising interest rates. In other words, higher rates reduced the value of companies’ future earnings when measured in today’s dollars. Also, less economically-sensitive companies that traded at lower valuations provided more defense in a volatile and uncertain environment. From a sector perspective, the poorest performing sectors in the benchmark were the communication services, real estate, health care, consumer discretionary and information technology sectors. While interest rates had a bearing on information technology and smaller cap names, tight labor costs had an impact on services names. Energy benefited from high inflation, the only sector in the benchmark with positive returns for the year.
Factor correlations were skewed because of extreme volatility in inflation data, coupled with extreme market reaction to that data. Company fundamentals were additionally lost in the upheaval. Stocks, especially among longer duration names, suffered declines from a compression of multiples, and therefore the types of higher quality, profitable growers we seek were most severely impacted in a backdrop of rising rates. In response to this, we remained focused on investing in growing companies with outstanding business models and competitive advantages. We were selective across sectors, looking for opportunities that we believed, from a bottom-up perspective, had the ability to stand on their own and relatively detach from the surrounding macro environment.
The Fund’s notable detractors during the period
•	Overall stock selection in the information technology sector (both in software and services as well as semiconductors) hurt performance during the period.
•	Within software and services, the biggest detractor was The Trade Desk, Inc., a technology platform company enabling real-time programmatic advertising designed to personalize digital content delivery to users. This company has been vulnerable to higher interest rates because of having cash flows further out into the future. Fears that a recession would disproportionately hurt programmatic advertising also weighed on investor sentiment.
•	Again, in the information technology sector, software and services company, Zscaler, Inc. was also a detractor. Zscaler is a cybersecurity technology company that provides a cloud-based integrated platform of services that acts as an intelligent switchboard to secure user-to-app, app-to-app and machine-to-machine communications over any network
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
and location. We believe this is a high-quality software company with a long duration growth story that is well positioned in the long term. However, in the fourth quarter, Zscaler faced short term headwinds, despite a strong earnings report, from bigger deals in their pipeline that have to undergo greater scrutiny, thus unfavorably increasing the duration of their sell-cycle.
•	Roblox Corp. is the world’s largest mobile gaming platform that connects independent video game developers with players. During the period, the stock was pressured by the broader weakness in growth stocks, as well as difficult comparisons to 2021 daily user growth numbers.
The Fund’s notable contributors during the period
•	Stock selection in the consumer discretionary sector was the largest positive contributor. Some of the names that did well were Planet Fitness, Inc, Five Below, Inc. and Churchill Downs, Inc.
•	In the health care sector, Intuitive Surgical, Inc., a global leader and pioneer of robotic-assisted surgery, had strong performance driven by better-than-expected system placements and procedures revenue, as well as positive 2023 management commentary regarding moderating expense growth.
•	Booz Allen Hamilton Holding Corp. is an American management and information technology consulting firm with a reputation for being one of the highest quality names in the defense services sector. We believe investors have been positive about the company’s strong organic growth, ability to positively maneuver COVID-related disruptions and staffing/productivity challenges, and are optimistic over their prospects to continue to grow market share given that its defense capabilities are well aligned with customer priorities now and into the future.
•	CoStar Group, Inc. is a company that provides commercial real estate information, analytics and online marketplaces. The company’s top three products, CoStar, Apartments.com and LoopNet, had strong sales growth (based off consistent, subscription based recurring revenues) that beat expectations. We believe CoStar has done a good job of articulating its strategy for moving into the residential marketplace business. Improving multi-family market conditions also provided tailwinds for CoStar during the year.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater thaninvestments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,060.00	1,020.86	4.34	4.26	0.84
Class 2	1,000.00	1,000.00	1,058.70	1,019.60	5.63	5.52	1.09
Class 3	1,000.00	1,000.00	1,059.40	1,020.26	4.96	4.86	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.3%
Issuer	Shares	Value ($)
Communication Services 3.5%
Entertainment 1.8%
Take-Two Interactive Software, Inc.(a)	72,232	7,521,518
Media 1.7%
Trade Desk, Inc. (The), Class A(a)	154,484	6,925,518
Total Communication Services		14,447,036
Consumer Discretionary 17.9%
Distributors 1.0%
Pool Corp.	13,501	4,081,757
Diversified Consumer Services 1.3%
Bright Horizons Family Solutions, Inc.(a)	84,917	5,358,263
Hotels, Restaurants & Leisure 7.9%
Chipotle Mexican Grill, Inc.(a)	9,965	13,826,338
Churchill Downs, Inc.	34,824	7,362,839
Planet Fitness, Inc., Class A(a)	144,189	11,362,093
Total		32,551,270
Internet & Direct Marketing Retail 1.5%
Etsy, Inc.(a)	50,096	6,000,499
Specialty Retail 6.2%
Five Below, Inc.(a)	68,674	12,146,370
Tractor Supply Co.	45,678	10,276,180
Williams-Sonoma, Inc.	27,310	3,138,465
Total		25,561,015
Total Consumer Discretionary		73,552,804
Energy 3.7%
Oil, Gas & Consumable Fuels 3.7%
Antero Resources Corp.(a)	64,957	2,013,017
Hess Corp.	93,619	13,277,047
Total		15,290,064
Total Energy		15,290,064
Financials 7.6%
Banks 1.6%
Pinnacle Financial Partners, Inc.	90,765	6,662,151
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 4.9%
Ares Management Corp., Class A	151,068	10,339,094
MSCI, Inc.	20,537	9,553,196
Total		19,892,290
Insurance 1.1%
Ryan Specialty Holdings, Inc., Class A(a)	111,273	4,618,942
Total Financials		31,173,383
Health Care 20.5%
Biotechnology 0.8%
Horizon Therapeutics PLC(a)	26,919	3,063,382
Health Care Equipment & Supplies 8.5%
DexCom, Inc.(a)	114,998	13,022,373
Insulet Corp.(a)	29,704	8,744,561
Intuitive Surgical, Inc.(a)	49,833	13,223,187
Total		34,990,121
Health Care Providers & Services 1.0%
Amedisys, Inc.(a)	50,394	4,209,915
Life Sciences Tools & Services 10.2%
Bio-Techne Corp.	169,113	14,016,085
IQVIA Holdings, Inc.(a)	22,436	4,596,912
Repligen Corp.(a)	62,012	10,499,252
West Pharmaceutical Services, Inc.	54,095	12,731,258
Total		41,843,507
Total Health Care		84,106,925
Industrials 14.2%
Commercial Services & Supplies 4.1%
Cintas Corp.	21,826	9,857,058
Rollins, Inc.	192,657	7,039,687
Total		16,896,745
Electrical Equipment 2.6%
AMETEK, Inc.	45,806	6,400,015
Generac Holdings, Inc.(a)	42,523	4,280,365
Total		10,680,380
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.5%
Ingersoll Rand, Inc.	80,058	4,183,031
Middleby Corp. (The)(a)	43,915	5,880,218
Total		10,063,249
Professional Services 3.5%
CoStar Group, Inc.(a)	185,911	14,367,202
Trading Companies & Distributors 1.5%
SiteOne Landscape Supply, Inc.(a)	53,298	6,252,921
Total Industrials		58,260,497
Information Technology 27.6%
Electronic Equipment, Instruments & Components 4.1%
Amphenol Corp., Class A	111,561	8,494,254
CDW Corp.	46,850	8,366,473
Total		16,860,727
IT Services 4.2%
EPAM Systems, Inc.(a)	25,714	8,427,507
MongoDB, Inc.(a)	16,623	3,272,071
VeriSign, Inc.(a)	26,530	5,450,323
Total		17,149,901
Semiconductors & Semiconductor Equipment 3.6%
Marvell Technology, Inc.	176,775	6,547,746
Monolithic Power Systems, Inc.	15,979	5,650,334
Wolfspeed, Inc.(a)	36,018	2,486,683
Total		14,684,763
Software 15.7%
ANSYS, Inc.(a)	26,585	6,422,670
Atlassian Corp., Class A(a)	45,264	5,824,572
Cadence Design Systems, Inc.(a)	68,925	11,072,112
Crowdstrike Holdings, Inc., Class A(a)	81,096	8,538,598
Common Stocks (continued)
Issuer	Shares	Value ($)
Datadog, Inc., Class A(a)	59,595	4,380,233
HubSpot, Inc.(a)	17,415	5,035,199
Paycom Software, Inc.(a)	30,208	9,373,844
ServiceNow, Inc.(a)	24,873	9,657,440
Zscaler, Inc.(a)	39,856	4,459,886
Total		64,764,554
Total Information Technology		113,459,945
Materials 2.3%
Chemicals 1.3%
Albemarle Corp.	24,790	5,375,959
Construction Materials 1.0%
Vulcan Materials Co.	23,404	4,098,275
Total Materials		9,474,234
Total Common Stocks (Cost $430,453,575)		399,764,888

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	11,388,416	11,384,999
Total Money Market Funds (Cost $11,384,877)		11,384,999
Total Investments in Securities (Cost: $441,838,452)		411,149,887
Other Assets & Liabilities, Net		(280,875)
Net Assets		410,869,012

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	19,792,615	168,194,629	(176,602,367)	122	11,384,999	(365)	185,632	11,388,416
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	14,447,036	—	—	14,447,036
Consumer Discretionary	73,552,804	—	—	73,552,804
Energy	15,290,064	—	—	15,290,064
Financials	31,173,383	—	—	31,173,383
Health Care	84,106,925	—	—	84,106,925
Industrials	58,260,497	—	—	58,260,497
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	113,459,945	—	—	113,459,945
Materials	9,474,234	—	—	9,474,234
Total Common Stocks	399,764,888	—	—	399,764,888
Money Market Funds	11,384,999	—	—	11,384,999
Total Investments in Securities	411,149,887	—	—	411,149,887
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $430,453,575)	$399,764,888
Affiliated issuers (cost $11,384,877)	11,384,999
Receivable for:
Capital shares sold	14,948
Dividends	122,839
Expense reimbursement due from Investment Manager	542
Prepaid expenses	9,108
Total assets	411,297,324
Liabilities
Payable for:
Capital shares purchased	265,562
Management services fees	9,285
Distribution and/or service fees	976
Service fees	14,141
Compensation of board members	116,103
Compensation of chief compliance officer	81
Other expenses	22,164
Total liabilities	428,312
Net assets applicable to outstanding capital stock	$410,869,012
Represented by
Trust capital	$410,869,012
Total - representing net assets applicable to outstanding capital stock	$410,869,012
Class 1
Net assets	$162,077,975
Shares outstanding	4,470,690
Net asset value per share	$36.25
Class 2
Net assets	$34,453,452
Shares outstanding	980,161
Net asset value per share	$35.15
Class 3
Net assets	$214,337,585
Shares outstanding	6,006,585
Net asset value per share	$35.68
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$1,827,864
Dividends — affiliated issuers	185,632
Interfund lending	990
Total income	2,014,486
Expenses:
Management services fees	3,687,795
Distribution and/or service fees
Class 2	93,665
Class 3	304,951
Service fees	175,314
Compensation of board members	13,015
Custodian fees	9,637
Printing and postage fees	34,006
Audit fees	29,500
Legal fees	17,875
Compensation of chief compliance officer	60
Other	13,108
Total expenses	4,378,926
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(199,846)
Total net expenses	4,179,080
Net investment loss	(2,164,594)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(24,003,755)
Investments — affiliated issuers	(365)
Net realized loss	(24,004,120)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(158,851,043)
Investments — affiliated issuers	122
Net change in unrealized appreciation (depreciation)	(158,850,921)
Net realized and unrealized loss	(182,855,041)
Net decrease in net assets resulting from operations	$(185,019,635)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment loss	$(2,164,594)	$(3,856,061)
Net realized gain (loss)	(24,004,120)	132,462,791
Net change in unrealized appreciation (depreciation)	(158,850,921)	(34,316,298)
Net increase (decrease) in net assets resulting from operations	(185,019,635)	94,290,432
Decrease in net assets from capital stock activity	(13,193,801)	(99,809,027)
Total decrease in net assets	(198,213,436)	(5,518,595)
Net assets at beginning of year	609,082,448	614,601,043
Net assets at end of year	$410,869,012	$609,082,448

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	547,523	19,218,032	59,863	3,034,482
Redemptions	(188,964)	(7,439,868)	(1,402,981)	(68,652,519)
Net increase (decrease)	358,559	11,778,164	(1,343,118)	(65,618,037)
Class 2
Subscriptions	126,812	4,887,387	191,146	9,305,333
Redemptions	(123,753)	(4,692,951)	(144,156)	(6,877,414)
Net increase	3,059	194,436	46,990	2,427,919
Class 3
Subscriptions	13,407	492,790	15,003	734,550
Redemptions	(662,447)	(25,659,191)	(764,385)	(37,353,459)
Net decrease	(649,040)	(25,166,401)	(749,382)	(36,618,909)
Total net decrease	(287,422)	(13,193,801)	(2,045,510)	(99,809,027)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$52.41	(0.15)	(16.01)	(16.16)
Year Ended 12/31/2021	$44.96	(0.27)	7.72	7.45
Year Ended 12/31/2020	$33.20	(0.11)	11.87	11.76
Year Ended 12/31/2019	$24.56	0.02	8.62	8.64
Year Ended 12/31/2018	$25.79	0.03	(1.26)	(1.23)
Class 2
Year Ended 12/31/2022	$50.95	(0.24)	(15.56)	(15.80)
Year Ended 12/31/2021	$43.82	(0.38)	7.51	7.13
Year Ended 12/31/2020	$32.44	(0.20)	11.58	11.38
Year Ended 12/31/2019	$24.06	(0.06)	8.44	8.38
Year Ended 12/31/2018	$25.32	(0.03)	(1.23)	(1.26)
Class 3
Year Ended 12/31/2022	$51.65	(0.20)	(15.77)	(15.97)
Year Ended 12/31/2021	$44.37	(0.33)	7.61	7.28
Year Ended 12/31/2020	$32.80	(0.16)	11.73	11.57
Year Ended 12/31/2019	$24.30	(0.02)	8.52	8.50
Year Ended 12/31/2018	$25.54	(0.00)(d)	(1.24)	(1.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$36.25	(30.84%)	0.88%	0.84%	(0.39%)	73%	$162,078
Year Ended 12/31/2021	$52.41	16.57%	0.88%	0.82%	(0.54%)	75%	$215,521
Year Ended 12/31/2020	$44.96	35.42%	0.88%(c)	0.77%(c)	(0.32%)	84%	$245,292
Year Ended 12/31/2019	$33.20	35.18%	0.88%	0.73%	0.06%	70%	$231,471
Year Ended 12/31/2018	$24.56	(4.77%)	0.89%	0.74%	0.12%	150%	$183,546
Class 2
Year Ended 12/31/2022	$35.15	(31.01%)	1.13%	1.09%	(0.64%)	73%	$34,453
Year Ended 12/31/2021	$50.95	16.27%	1.13%	1.07%	(0.79%)	75%	$49,778
Year Ended 12/31/2020	$43.82	35.08%	1.13%(c)	1.02%(c)	(0.58%)	84%	$40,754
Year Ended 12/31/2019	$32.44	34.83%	1.13%	0.98%	(0.19%)	70%	$28,169
Year Ended 12/31/2018	$24.06	(4.98%)	1.14%	0.99%	(0.12%)	150%	$19,966
Class 3
Year Ended 12/31/2022	$35.68	(30.92%)	1.01%	0.96%	(0.52%)	73%	$214,338
Year Ended 12/31/2021	$51.65	16.41%	1.00%	0.94%	(0.66%)	75%	$343,782
Year Ended 12/31/2020	$44.37	35.28%	1.01%(c)	0.90%(c)	(0.45%)	84%	$328,556
Year Ended 12/31/2019	$32.80	34.98%	1.01%	0.85%	(0.07%)	70%	$269,172
Year Ended 12/31/2018	$24.30	(4.86%)	1.01%	0.86%	(0.01%)	150%	$227,630
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Select Mid Cap Growth Fund (formerly known as Columbia Variable Portfolio – Mid Cap Growth Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2022, Columbia Variable Portfolio – Mid Cap Growth Fund was renamed Columbia Variable Portfolio – Select Mid Cap Growth Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
18	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.82% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates  provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to such arrangements, employees of Affiliates may serve as
20	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
“associated persons” of the Investment Manager and, in this capacity, may provide such services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Fund’s compliance policies and procedures.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.84%
Class 2	1.09
Class 3	0.965
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $327,891,423 and $334,807,122, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,614,286	2.35	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 96.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
24	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Mid Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
28	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
30	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
32	Columbia Variable Portfolio – Select Mid Cap Growth Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Select Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7017_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Select Large Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 2008
Richard Taft
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-1.84	8.11	12.11
Class 2	05/03/10	-2.06	7.84	11.83
Class 3	02/04/04	-1.95	7.98	11.97
Russell 1000 Value Index		-7.54	6.67	10.29
S&P 500 Index		-18.11	9.42	12.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	97.9
Money Market Funds	2.0
Preferred Stocks	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	3.7
Consumer Discretionary	3.6
Consumer Staples	3.5
Energy	11.3
Financials	18.1
Health Care	14.5
Industrials	9.7
Information Technology	13.9
Materials	10.7
Utilities	11.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 89.52% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio - Select Large Cap Value Fund returned -2.06%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned -7.54% for the same time period. During the same time, the broad equity market, as measured by the S&P 500 Index, returned -18.11%.
Market overview
U.S. equities declined in 2022, posting the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002. In stark contrast to the previous calendar year, in which U.S. equities accelerated to 70 record highs throughout the period and all 11 economic sectors delivered double-digit gains, 2022 saw a choppy but steady downward trajectory as investor sentiment wavered between worry and hope.  Six of the 11 sectors within the S&P 500 Index fell by double-digits.  Energy stocks performed best, continuing the post-pandemic momentum driven by rising oil prices.  Utilities stocks were the only other broad category to produce positive results, but just barely, as investors sought stability and at least some certainty about future earnings.
Results were driven largely by expectations around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which hiked rates seven times by a combined 4.25 percentage points over the course of the year. Some upside during the period was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee (FOMC) announced an anticipated 75-basis point rate hike at the end of July 2022. (A basis point is 1/100 of a percent.)  What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. We believe that takeaway evaporated a month later when Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75-basis point hike in September, along with a forecast showing no expectations for rate cuts until 2024.
A similar about-face was repeated near year-end as sentiment abruptly turned positive to start the fourth quarter but stalled in mid-December when the Fed raised rates by 50 basis points.  Although the hike was widely anticipated and marked a step down from the previous 75-basis point increases, it disappointed investors who had hoped for softening language about future increases. We believe that slowing global growth and China’s COVID-19 lockdown policy compounded rate worries, as did an increasing realization that earnings estimates had been implausibly optimistic for much of the year.
The Fund’s notable contributors during the period
•	Strong broad-based stock selection was the key driver of outperformance during the period, with the Fund benefitting from robust stock-picking across every economic sector with the exception of the consumer discretionary sector.
•	An overweight to the energy sector and underweights to the real estate and communication services sectors also helped relative results. Sector exposures are a byproduct of the portfolio’s longstanding bottom-up investment process.
•	Diversification among the Fund’s top 10 performers during the period further illustrates the breadth of the year’s success with security selection. Top contributors represented six of the 11 sectors in the benchmark. Notable holdings included:
○	Refiner Marathon Petroleum Corp., which is in the midst of buying back effectively 60% of outstanding shares, delivered strong performance thanks in part to the sale of Speedway gas stations, but also due to widening refining spreads (the price difference between crude oil and refined products), refinery efficiencies and production issues in other countries.
○	Subsea equipment and services provider TechnipFMC PLC also had a strong period of performance amid big contract wins, as offshore production entered what we believed to be its sweet spot in the cycle and capital investments started to pay off.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	California electric utility PG&E Corp. continued to execute and become what we believe to be a better company while delivering strong earnings growth. Another milestone for the utility came on the last day of the third quarter of 2022, when the stock was added as a constituent of the S&P 500 Index.
○	Managed care provider Cigna Corp. rose due to continuing positive sentiment driven by solid results and expectations for sustained long-term demand.
The Fund’s notable detractors during the period
•	Security selection in health care was a key detractor for the year.
•	Notable individual detractors included chip maker QUALCOMM, Inc. and semiconductor equipment maker Applied Materials, Inc., which were adversely affected by headwinds that buffeted most of the technology sector as investors focused on slowdowns in global growth and demand that largely centered on the COVID-19 lockdown in China.
•	An additional noteworthy detractor was multi-channel retailer Qurate Retail, Inc., which suffered from a bad retail environment, opacity in terms of a new business model and concerns about negative cash flow related to supply chain issues, a warehouse fire and tepid demand.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,105.00	1,021.56	3.69	3.55	0.70
Class 2	1,000.00	1,000.00	1,103.80	1,020.31	5.01	4.81	0.95
Class 3	1,000.00	1,000.00	1,104.20	1,020.96	4.33	4.15	0.82
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 3.6%
Diversified Telecommunication Services 3.6%
Verizon Communications, Inc.	1,856,040	73,127,976
Total Communication Services		73,127,976
Consumer Discretionary 3.4%
Internet & Direct Marketing Retail 0.3%
Qurate Retail, Inc.(a)	3,388,236	5,522,825
Specialty Retail 3.1%
Lowe’s Companies, Inc.	322,618	64,278,410
Total Consumer Discretionary		69,801,235
Consumer Staples 3.5%
Tobacco 3.5%
Philip Morris International, Inc.	701,087	70,957,015
Total Consumer Staples		70,957,015
Energy 11.1%
Energy Equipment & Services 2.2%
TechnipFMC PLC(a)	3,638,906	44,358,264
Oil, Gas & Consumable Fuels 8.9%
Chevron Corp.	259,640	46,602,784
Marathon Petroleum Corp.	629,069	73,217,341
Williams Companies, Inc. (The)	1,893,836	62,307,204
Total		182,127,329
Total Energy		226,485,593
Financials 17.8%
Banks 10.0%
Bank of America Corp.	1,557,643	51,589,136
Citigroup, Inc.	947,767	42,867,502
JPMorgan Chase & Co.	360,491	48,341,843
Wells Fargo & Co.	1,481,430	61,168,245
Total		203,966,726
Capital Markets 1.9%
Morgan Stanley	449,497	38,216,235
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 5.9%
American International Group, Inc.	885,440	55,995,225
MetLife, Inc.	891,199	64,496,072
Total		120,491,297
Total Financials		362,674,258
Health Care 14.2%
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	717,773	36,584,890
Health Care Providers & Services 9.5%
Centene Corp.(a)	689,753	56,566,643
Cigna Corp.	251,908	83,467,197
Humana, Inc.	106,094	54,340,286
Total		194,374,126
Pharmaceuticals 2.9%
Bristol-Myers Squibb Co.	826,000	59,430,700
Total Health Care		290,389,716
Industrials 9.5%
Aerospace & Defense 3.1%
Raytheon Technologies Corp.	635,252	64,109,632
Airlines 2.2%
Southwest Airlines Co.(a)	1,353,986	45,588,709
Machinery 1.6%
Caterpillar, Inc.	134,843	32,302,989
Road & Rail 2.6%
CSX Corp.	1,010,278	31,298,412
Union Pacific Corp.	101,273	20,970,600
Total		52,269,012
Total Industrials		194,270,342
Information Technology 13.6%
Communications Equipment 3.3%
Cisco Systems, Inc.	1,428,756	68,065,936
Electronic Equipment, Instruments & Components 3.0%
Corning, Inc.	1,912,127	61,073,336
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.3%
Applied Materials, Inc.	597,774	58,211,232
QUALCOMM, Inc.	458,974	50,459,602
Total		108,670,834
Software 2.0%
Teradata Corp.(a)	1,204,740	40,551,549
Total Information Technology		278,361,655
Materials 10.5%
Chemicals 3.9%
FMC Corp.	637,201	79,522,685
Metals & Mining 6.6%
Barrick Gold Corp.	3,265,975	56,109,450
Freeport-McMoRan, Inc.	2,099,217	79,770,246
Total		135,879,696
Total Materials		215,402,381
Utilities 10.8%
Electric Utilities 8.1%
FirstEnergy Corp.	2,011,915	84,379,715
PG&E Corp.(a)	5,018,495	81,600,729
Total		165,980,444
Independent Power and Renewable Electricity Producers 2.7%
AES Corp. (The)	1,889,221	54,333,995
Total Utilities		220,314,439
Total Common Stocks (Cost $1,604,610,759)		2,001,784,610
Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Consumer Discretionary 0.1%
Internet & Direct Marketing Retail 0.1%
Qurate Retail, Inc.	8.000%	77,461	2,653,814
Total Consumer Discretionary			2,653,814
Total Preferred Stocks (Cost $10,833,818)			2,653,814

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	40,499,891	40,487,742
Total Money Market Funds (Cost $40,483,945)		40,487,742
Total Investments in Securities (Cost: $1,655,928,522)		2,044,926,166
Other Assets & Liabilities, Net		(1,945,370)
Net Assets		2,042,980,796

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	45,107,980	362,000,421	(366,626,186)	5,527	40,487,742	(13,404)	673,605	40,499,891
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	73,127,976	—	—	73,127,976
Consumer Discretionary	69,801,235	—	—	69,801,235
Consumer Staples	70,957,015	—	—	70,957,015
Energy	226,485,593	—	—	226,485,593
Financials	362,674,258	—	—	362,674,258
Health Care	290,389,716	—	—	290,389,716
Industrials	194,270,342	—	—	194,270,342
Information Technology	278,361,655	—	—	278,361,655
Materials	215,402,381	—	—	215,402,381
Utilities	220,314,439	—	—	220,314,439
Total Common Stocks	2,001,784,610	—	—	2,001,784,610
Preferred Stocks
Consumer Discretionary	2,653,814	—	—	2,653,814
Total Preferred Stocks	2,653,814	—	—	2,653,814
Money Market Funds	40,487,742	—	—	40,487,742
Total Investments in Securities	2,044,926,166	—	—	2,044,926,166
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,615,444,577)	$2,004,438,424
Affiliated issuers (cost $40,483,945)	40,487,742
Receivable for:
Capital shares sold	12,901
Dividends	1,691,317
Prepaid expenses	19,589
Total assets	2,046,649,973
Liabilities
Payable for:
Capital shares purchased	3,469,975
Management services fees	38,028
Distribution and/or service fees	905
Service fees	24,701
Compensation of board members	106,110
Compensation of chief compliance officer	383
Other expenses	29,075
Total liabilities	3,669,177
Net assets applicable to outstanding capital stock	$2,042,980,796
Represented by
Trust capital	$2,042,980,796
Total - representing net assets applicable to outstanding capital stock	$2,042,980,796
Class 1
Net assets	$1,866,511,406
Shares outstanding	50,812,624
Net asset value per share	$36.73
Class 2
Net assets	$87,697,109
Shares outstanding	2,462,199
Net asset value per share	$35.62
Class 3
Net assets	$88,772,281
Shares outstanding	2,456,397
Net asset value per share	$36.14
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	11

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$50,873,698
Dividends — affiliated issuers	673,605
Interfund lending	1,719
Foreign taxes withheld	(331,998)
Total income	51,217,024
Expenses:
Management services fees	15,059,584
Distribution and/or service fees
Class 2	193,495
Class 3	104,237
Service fees	168,747
Compensation of board members	40,070
Custodian fees	13,000
Printing and postage fees	14,464
Audit fees	30,938
Legal fees	40,275
Compensation of chief compliance officer	304
Other	36,032
Total expenses	15,701,146
Net investment income	35,515,878
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	234,524,492
Investments — affiliated issuers	(13,404)
Net realized gain	234,511,088
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(324,897,786)
Investments — affiliated issuers	5,527
Net change in unrealized appreciation (depreciation)	(324,892,259)
Net realized and unrealized loss	(90,381,171)
Net decrease in net assets resulting from operations	$(54,865,293)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$35,515,878	$53,584,215
Net realized gain	234,511,088	180,145,174
Net change in unrealized appreciation (depreciation)	(324,892,259)	333,856,941
Net increase (decrease) in net assets resulting from operations	(54,865,293)	567,586,330
Increase (decrease) in net assets from capital stock activity	(517,403,308)	46,923,953
Total increase (decrease) in net assets	(572,268,601)	614,510,283
Net assets at beginning of year	2,615,249,397	2,000,739,114
Net assets at end of year	$2,042,980,796	$2,615,249,397

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	477,652	17,149,837	14,676,863	471,764,199
Redemptions	(15,457,963)	(560,216,793)	(13,484,829)	(466,074,224)
Net increase (decrease)	(14,980,311)	(543,066,956)	1,192,034	5,689,975
Class 2
Subscriptions	682,648	24,067,748	851,603	29,232,738
Redemptions	(164,030)	(5,764,146)	(86,334)	(2,917,352)
Net increase	518,618	18,303,602	765,269	26,315,386
Class 3
Subscriptions	335,088	11,855,188	552,863	18,697,162
Redemptions	(126,093)	(4,495,142)	(109,634)	(3,778,570)
Net increase	208,995	7,360,046	443,229	14,918,592
Total net increase (decrease)	(14,252,698)	(517,403,308)	2,400,532	46,923,953
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$37.42	0.58	(1.27)	(0.69)
Year Ended 12/31/2021	$29.63	0.74	7.05	7.79
Year Ended 12/31/2020	$27.67	0.64	1.32	1.96
Year Ended 12/31/2019	$21.83	0.43	5.41	5.84
Year Ended 12/31/2018	$24.87	0.40	(3.44)	(3.04)
Class 2
Year Ended 12/31/2022	$36.37	0.47	(1.22)	(0.75)
Year Ended 12/31/2021	$28.87	0.66	6.84	7.50
Year Ended 12/31/2020	$27.03	0.56	1.28	1.84
Year Ended 12/31/2019	$21.38	0.36	5.29	5.65
Year Ended 12/31/2018	$24.42	0.33	(3.37)	(3.04)
Class 3
Year Ended 12/31/2022	$36.86	0.52	(1.24)	(0.72)
Year Ended 12/31/2021	$29.22	0.71	6.93	7.64
Year Ended 12/31/2020	$27.32	0.59	1.31	1.90
Year Ended 12/31/2019	$21.59	0.39	5.34	5.73
Year Ended 12/31/2018	$24.62	0.36	(3.39)	(3.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$36.73	(1.84%)	0.69%	0.69%	1.60%	7%	$1,866,511
Year Ended 12/31/2021	$37.42	26.29%	0.68%	0.68%	2.12%	21%	$2,461,727
Year Ended 12/31/2020	$29.63	7.08%	0.71%(c)	0.71%(c)	2.59%	29%	$1,913,998
Year Ended 12/31/2019	$27.67	26.75%	0.73%(c)	0.73%(c)	1.73%	11%	$1,241,829
Year Ended 12/31/2018	$21.83	(12.22%)	0.73%	0.73%	1.60%	16%	$1,102,434
Class 2
Year Ended 12/31/2022	$35.62	(2.06%)	0.94%	0.94%	1.36%	7%	$87,697
Year Ended 12/31/2021	$36.37	25.98%	0.93%	0.93%	1.93%	21%	$70,689
Year Ended 12/31/2020	$28.87	6.81%	0.96%(c)	0.96%(c)	2.32%	29%	$34,020
Year Ended 12/31/2019	$27.03	26.43%	0.98%(c)	0.98%(c)	1.48%	11%	$32,815
Year Ended 12/31/2018	$21.38	(12.45%)	0.98%	0.98%	1.36%	16%	$24,610
Class 3
Year Ended 12/31/2022	$36.14	(1.95%)	0.81%	0.81%	1.48%	7%	$88,772
Year Ended 12/31/2021	$36.86	26.15%	0.80%	0.80%	2.04%	21%	$82,833
Year Ended 12/31/2020	$29.22	6.95%	0.83%(c)	0.83%(c)	2.40%	29%	$52,721
Year Ended 12/31/2019	$27.32	26.54%	0.86%(c)	0.86%(c)	1.61%	11%	$56,957
Year Ended 12/31/2018	$21.59	(12.31%)	0.85%	0.85%	1.48%	16%	$48,804
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	15

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	17

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.67% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
18	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.72%
Class 2	0.97
Class 3	0.845
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $163,621,918 and $644,302,150, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	5,716,667	2.22	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings
20	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 98.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	23

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
24	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	25

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
26	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
28	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2022	29

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7020_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Core Equity Fund
This Fund is closed to new investors.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Core Equity Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/04	-18.54	8.50	12.38
S&P 500 Index		-18.11	9.42	12.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio – Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	7.0
Consumer Discretionary	10.5
Consumer Staples	6.9
Energy	5.5
Financials	11.2
Health Care	15.7
Industrials	8.7
Information Technology	26.2
Materials	2.5
Real Estate	3.0
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2022, shares of Columbia Variable Portfolio – Core Equity Fund returned -18.54%. The Fund underperformed its benchmark, the S&P 500 Index, which returned -18.11%.
Market overview
Driven by aggressive U.S. Federal Reserve (Fed) interest rate hikes in response to decades-high inflation and supply-chain disruptions from Russia’s invasion of Ukraine and China’s zero-COVID-19 policy, the U.S. equity market, as measured by the benchmark, posted its worst calendar year performance since 2008 in 2022. On slowing yet relatively resilient corporate earnings reports and hopes that the pace of Fed interest rate hikes would ease, there were brief equity market rallies, such as those in July into early August and in October and November. However, as the realization that interest rates could remain higher for longer set in with investors, even as inflation decreased, albeit from high levels, in the last four months of the year, stocks ticked lower in December. Overall, the benchmark fell in each of the first three quarters of 2022 before rebounding into positive territory in the fourth quarter.
For the annual period overall, all capitalization segments within the U.S. equity market posted double-digit negative returns, with small-cap stocks the weakest, followed by large-cap stocks and then mid-cap stocks. From a style perspective, value-oriented stocks materially outperformed growth-oriented stocks across the capitalization spectrum.
The Fund’s stock selection model
At the style level, stocks characterized by high earnings before interest, taxes, depreciation and amortization (EBITDA)-to-enterprise value, high dividend yield and high operating cash flow-to-price were in favor during the annual period. Conversely, high volatility and high growth characteristics were out of favor during the annual period.
We divide the metrics for our stock selection model into three broad categories — quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, top-rated names in the quality theme did not add value, and the catalyst theme generated rather neutral results. The value theme of our stock selection model produced strong positive guidance during the annual period.
In the third quarter, we introduced an integrated energy sector model that recombined and consolidated energy names across industries in a single model that is still industry specific but now in a broader setting. As such, the portfolio now has 20 industry-specific models, 10 of which provided positive stock selection guidance during the annual period. Industrial (services), consumer discretionary (retail and apparel) and health care (products) contributed most positively to relative results. Consumer discretionary (consumer services), communication services and information technology (semiconductors) detracted most during the annual period.
The Fund’s notable detractors during the period
•	As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract, albeit modestly, from relative performance during the period.
•	Stock selection in the information technology, communication services and financials sectors detracted most from the Fund’s relative performance during the period.
•	Among the individual stocks detracting most from relative performance was Meta Platforms, Inc., the social media giant and parent company of Facebook, whose share price plummeted amid several headwinds. First, the company reported a sharp decline in profits and said it lost about a million daily users globally. Second, in October 2022, the company forecast higher capital expenditures and no headcount reductions, which contributed to a significantly growing year-over-year operating loss. Further, the company faced increased competition during the annual period from TikTok, less advertising due to a slowing macroeconomic environment and pressures driven by Apple’s privacy changes restricting the sharing of information. The portfolio’s overweight in Meta Platforms was based on its attractive value theme score and in-line quality score, but the models delivered negative stock selection guidance.
•	Advanced Micro Devices, Inc., a semiconductor company, saw its shares decline in price as the highly cyclical semiconductor industry faced negative earnings revisions and signs of higher inventory. While the company reported
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
earnings in line with consensus expectations, it lowered its forward guidance on weakness in the personal computer industry. The decision to overweight the portfolio’s position in Advanced Micro Devices was based on strong scores across all three of our investment themes — quality, value and catalyst, but the models provided negative guidance.
•	Under Armour Inc. (Class A) is an American sports clothing, footwear and accessories company. Under Armour announced a significant earnings shortfall for its March 2022 quarter and lowered its full-year forward guidance. The earnings shortfall was driven by supply-chain issues, increased freight costs and COVID-19-related lockdowns in China, which resulted in restricted store hours, low inventory and store closures in China. Shortly after this earnings miss, Under Armour’s Chief Executive Officer unexpectedly announced he was stepping down from management of the company, further pressuring its shares. The portfolio’s overweight in Under Armour (Class A) was established based on an attractive quality investment theme score, but the model provided negative guidance.
The Fund’s notable contributors during the period
•	Stock selection overall contributed positively to the Fund’s performance relative to the benchmark during the period.
•	Stock selection in the consumer discretionary, health care and industrials sectors contributed most positively to the Fund’s relative performance.
•	Among the Fund’s greatest individual positive contributors was EOG Resources, Inc., an oil and natural gas exploration and production company, whose shares rose on strong earnings given the elevated price of oil. For investors, a key focus within the exploration and production industry of the energy sector was on companies, like EOG Resources, that have been accelerating the return of cash to equity holders. This focus, in turn, resulted in these companies outperforming exploration and production companies which emphasized debt reduction instead. The portfolio’s overweight in EOG Resources was driven by our quality and catalyst themes, and the models delivered effective stock selection guidance.
•	McKesson Corp., a drug distributor and medical services provider, performed well after reporting strong results wherein the company’s profits jumped due to falling expenses and smaller charges for litigation, claims, restructuring and impairment than incurred in prior periods. The portfolio’s overweight in McKesson was based on attractive scores in our catalyst theme, and the model provided positive guidance.
•	Exxon Mobil Corp., the integrated energy producer, generated strong returns during the year, as energy stocks broadly were among the few bright spots in the market turmoil of 2022. Ongoing demand, along with elevated energy prices, boosted returns for Exxon Mobil. The portfolio’s overweight in Exxon Mobil was driven by an attractive catalyst score and an in-line value score, and the models delivered effective stock selection guidance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Core Equity Fund	1,000.00	1,000.00	1,011.90	1,023.06	2.02	2.03	0.40
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 6.9%
Entertainment 0.9%
Electronic Arts, Inc.	13,721	1,676,432
Interactive Media & Services 5.7%
Alphabet, Inc., Class A(a)	83,515	7,368,528
Meta Platforms, Inc., Class A(a)	21,119	2,541,461
Total		9,909,989
Media 0.3%
Fox Corp., Class A	18,800	570,956
Total Communication Services		12,157,377
Consumer Discretionary 10.4%
Automobiles 0.5%
Tesla, Inc.(a)	7,137	879,136
Hotels, Restaurants & Leisure 1.3%
Expedia Group, Inc.(a)	24,989	2,189,037
Household Durables 2.0%
Lennar Corp., Class A	21,425	1,938,962
PulteGroup, Inc.	36,013	1,639,672
Total		3,578,634
Internet & Direct Marketing Retail 1.1%
Amazon.com, Inc.(a)	23,616	1,983,744
Specialty Retail 4.5%
AutoZone, Inc.(a)	1,052	2,594,421
Bath & Body Works, Inc.	32,700	1,377,978
O’Reilly Automotive, Inc.(a)	3,431	2,895,867
Ulta Beauty, Inc.(a)	2,084	977,542
Total		7,845,808
Textiles, Apparel & Luxury Goods 1.0%
PVH Corp.	4,367	308,267
Ralph Lauren Corp.	13,450	1,421,261
Total		1,729,528
Total Consumer Discretionary		18,205,887
Consumer Staples 6.9%
Food & Staples Retailing 1.6%
Kroger Co. (The)	62,442	2,783,664
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.1%
General Mills, Inc.	23,412	1,963,096
Household Products 1.7%
Procter & Gamble Co. (The)	19,656	2,979,064
Tobacco 2.5%
Altria Group, Inc.	59,203	2,706,169
Philip Morris International, Inc.	15,441	1,562,784
Total		4,268,953
Total Consumer Staples		11,994,777
Energy 5.5%
Oil, Gas & Consumable Fuels 5.5%
EQT Corp.	6,001	203,014
Exxon Mobil Corp.	39,367	4,342,180
Marathon Petroleum Corp.	20,113	2,340,952
Valero Energy Corp.	21,239	2,694,379
Total		9,580,525
Total Energy		9,580,525
Financials 11.1%
Banks 2.8%
Citigroup, Inc.	28,606	1,293,849
Wells Fargo & Co.	88,772	3,665,396
Total		4,959,245
Capital Markets 2.8%
Bank of New York Mellon Corp. (The)	8,150	370,988
CME Group, Inc.	8,042	1,352,342
Morgan Stanley	32,792	2,787,976
State Street Corp.	4,900	380,093
Total		4,891,399
Consumer Finance 1.3%
Capital One Financial Corp.	23,536	2,187,907
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.2%
Aon PLC, Class A	1,569	470,920
Lincoln National Corp.	23,937	735,344
Marsh & McLennan Companies, Inc.	20,479	3,388,865
MetLife, Inc.	38,083	2,756,067
Total		7,351,196
Total Financials		19,389,747
Health Care 15.5%
Biotechnology 2.8%
AbbVie, Inc.	12,575	2,032,246
Amgen, Inc.	712	187,000
BioMarin Pharmaceutical, Inc.(a)	6,323	654,367
Regeneron Pharmaceuticals, Inc.(a)	1,143	824,663
Vertex Pharmaceuticals, Inc.(a)	4,135	1,194,105
Total		4,892,381
Health Care Equipment & Supplies 1.9%
Abbott Laboratories	21,637	2,375,526
Hologic, Inc.(a)	11,982	896,374
Total		3,271,900
Health Care Providers & Services 3.8%
Cardinal Health, Inc.	19,401	1,491,355
Centene Corp.(a)	7,600	623,276
CVS Health Corp.	23,838	2,221,463
Humana, Inc.	1,690	865,601
McKesson Corp.	4,180	1,568,002
Total		6,769,697
Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.	1,918	287,029
IQVIA Holdings, Inc.(a)	15,559	3,187,883
Total		3,474,912
Pharmaceuticals 5.0%
Bristol-Myers Squibb Co.	51,989	3,740,609
Pfizer, Inc.	92,931	4,761,784
Viatris, Inc.	28,485	317,038
Total		8,819,431
Total Health Care		27,228,321
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 8.7%
Aerospace & Defense 3.8%
General Dynamics Corp.	14,338	3,557,401
Lockheed Martin Corp.	5,303	2,579,857
Textron, Inc.	7,728	547,142
Total		6,684,400
Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	7,626	1,325,704
Airlines 0.2%
Delta Air Lines, Inc.(a)	5,077	166,830
Southwest Airlines Co.(a)	4,707	158,485
Total		325,315
Building Products 0.3%
Masco Corp.	12,100	564,707
Commercial Services & Supplies 1.3%
Cintas Corp.	5,101	2,303,714
Electrical Equipment 0.3%
Emerson Electric Co.	6,363	611,230
Machinery 1.5%
Fortive Corp.	4,100	263,425
Otis Worldwide Corp.	3,278	256,700
Parker-Hannifin Corp.	4,692	1,365,372
Snap-On, Inc.	2,907	664,220
Total		2,549,717
Professional Services 0.2%
Robert Half International, Inc.	3,613	266,748
Road & Rail 0.3%
CSX Corp.	17,195	532,701
Total Industrials		15,164,236
Information Technology 26.0%
Communications Equipment 2.2%
Cisco Systems, Inc.	81,791	3,896,523
IT Services 2.5%
MasterCard, Inc., Class A	12,697	4,415,128

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.5%
Advanced Micro Devices, Inc.(a)	40,059	2,594,622
Lam Research Corp.	4,508	1,894,712
QUALCOMM, Inc.	30,368	3,338,658
Total		7,827,992
Software 10.2%
Adobe, Inc.(a)	5,242	1,764,090
Autodesk, Inc.(a)	4,688	876,047
Fortinet, Inc.(a)	60,653	2,965,325
Microsoft Corp.	51,276	12,297,010
Total		17,902,472
Technology Hardware, Storage & Peripherals 6.6%
Apple, Inc.(b)	88,685	11,522,842
Total Information Technology		45,564,957
Materials 2.5%
Chemicals 1.1%
CF Industries Holdings, Inc.	8,718	742,774
Mosaic Co. (The)	28,499	1,250,251
Total		1,993,025
Metals & Mining 1.4%
Nucor Corp.	18,226	2,402,369
Total Materials		4,395,394
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
Host Hotels & Resorts, Inc.	94,869	1,522,647
SBA Communications Corp.	2,468	691,805
Weyerhaeuser Co.	98,183	3,043,673
Total		5,258,125
Total Real Estate		5,258,125
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.7%
Electric Utilities 2.7%
American Electric Power Co., Inc.	33,353	3,166,867
Evergy, Inc.	25,407	1,598,863
Total		4,765,730
Total Utilities		4,765,730
Total Common Stocks (Cost $156,838,171)		173,705,076

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(c),(d)	1,480,659	1,480,215
Total Money Market Funds (Cost $1,480,106)		1,480,215
Total Investments in Securities (Cost: $158,318,277)		175,185,291
Other Assets & Liabilities, Net		(48,941)
Net Assets		175,136,350

At December 31, 2022, securities and/or cash totaling $207,888 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	9	03/2023	USD	1,737,450	—	(61,556)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	3,047,987	19,667,396	(21,235,339)	171	1,480,215	(1,161)	32,222	1,480,659
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	12,157,377	—	—	12,157,377
Consumer Discretionary	18,205,887	—	—	18,205,887
Consumer Staples	11,994,777	—	—	11,994,777
Energy	9,580,525	—	—	9,580,525
Financials	19,389,747	—	—	19,389,747
Health Care	27,228,321	—	—	27,228,321
Industrials	15,164,236	—	—	15,164,236
Information Technology	45,564,957	—	—	45,564,957
Materials	4,395,394	—	—	4,395,394
Real Estate	5,258,125	—	—	5,258,125
Utilities	4,765,730	—	—	4,765,730
Total Common Stocks	173,705,076	—	—	173,705,076
Money Market Funds	1,480,215	—	—	1,480,215
Total Investments in Securities	175,185,291	—	—	175,185,291
Investments in Derivatives
Liability
Futures Contracts	(61,556)	—	—	(61,556)
Total	175,123,735	—	—	175,123,735
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $156,838,171)	$173,705,076
Affiliated issuers (cost $1,480,106)	1,480,215
Receivable for:
Dividends	198,803
Expense reimbursement due from Investment Manager	278
Prepaid expenses	6,946
Total assets	175,391,318
Liabilities
Payable for:
Capital shares purchased	169,645
Variation margin for futures contracts	4,837
Management services fees	1,925
Compensation of board members	57,771
Compensation of chief compliance officer	35
Audit fees	14,750
Other expenses	6,005
Total liabilities	254,968
Net assets applicable to outstanding capital stock	$175,136,350
Represented by
Trust capital	$175,136,350
Total - representing net assets applicable to outstanding capital stock	$175,136,350
Shares outstanding	5,694,933
Net asset value per share	30.75
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	13

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$3,365,086
Dividends — affiliated issuers	32,222
Total income	3,397,308
Expenses:
Management services fees	787,605
Compensation of board members	13,174
Custodian fees	10,884
Printing and postage fees	8,459
Audit fees	29,500
Legal fees	14,637
Compensation of chief compliance officer	29
Other	8,447
Total expenses	872,735
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(84,963)
Total net expenses	787,772
Net investment income	2,609,536
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	11,673,728
Investments — affiliated issuers	(1,161)
Futures contracts	(651,368)
Net realized gain	11,021,199
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(56,295,177)
Investments — affiliated issuers	171
Futures contracts	(150,797)
Net change in unrealized appreciation (depreciation)	(56,445,803)
Net realized and unrealized loss	(45,424,604)
Net decrease in net assets resulting from operations	$(42,815,068)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$2,609,536	$2,768,633
Net realized gain	11,021,199	36,116,585
Net change in unrealized appreciation (depreciation)	(56,445,803)	24,376,005
Net increase (decrease) in net assets resulting from operations	(42,815,068)	63,261,223
Decrease in net assets from capital stock activity	(20,320,318)	(25,991,912)
Total increase (decrease) in net assets	(63,135,386)	37,269,311
Net assets at beginning of year	238,271,736	201,002,425
Net assets at end of year	$175,136,350	$238,271,736

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	3,613	115,298	13,540	433,903
Redemptions	(621,141)	(20,435,616)	(792,952)	(26,425,815)
Total net decrease	(617,528)	(20,320,318)	(779,412)	(25,991,912)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per share data
Net asset value, beginning of period	$37.75	$28.34	$24.76	$19.78	$20.45
Income from investment operations:
Net investment income	0.43	0.41	0.40	0.38	0.36
Net realized and unrealized gain (loss)	(7.43)	9.00	3.18	4.60	(1.03)
Total from investment operations	(7.00)	9.41	3.58	4.98	(0.67)
Net asset value, end of period	$30.75	$37.75	$28.34	$24.76	$19.78
Total return	(18.54%)	33.20%	14.46%	25.18%	(3.28%)
Ratios to average net assets
Total gross expenses(a)	0.44%	0.45%	0.45%	0.45%	0.44%
Total net expenses(a),(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.33%	1.24%	1.63%	1.67%	1.67%
Supplemental data
Portfolio turnover	48%	56%	72%	66%	73%
Net assets, end of period (in thousands)	$175,136	$238,272	$201,002	$196,278	$178,338

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B, issued by RiverSource Life Insurance Company (Participating Insurance Companies), and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	17

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
18	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	61,556*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(651,368)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(150,797)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,790,431

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
20	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund did not pay any fees to the Transfer Agent during the reporting period.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $94,961,585 and $111,778,735, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
22	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
24	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
28	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
30	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
32	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7003_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Income Opportunities Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Income Opportunities Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Income Opportunities Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2004
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-10.01	2.22	3.63
Class 2	05/03/10	-10.22	1.97	3.39
Class 3	06/01/04	-10.21	2.08	3.50
ICE BofA BB-B US Cash Pay High Yield Constrained Index		-10.59	2.31	3.93
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results  reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC  and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have  been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The ICE BofA BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market. Effective July 1, 2022, the ICE BofA BB-B US Cash Pay High Yield Constrained Index includes transaction costs.
Indices are not  available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or  other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	0.0(a)
Convertible Bonds	0.8
Corporate Bonds & Notes	90.9
Foreign Government Obligations	0.6
Money Market Funds	4.5
Senior Loans	3.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2022)
BBB rating	2.5
BB rating	43.5
B rating	49.3
CCC rating	3.9
Not rated	0.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Income Opportunities Fund returned -10.22%. The Fund’s benchmark, the ICE BofA BB-B US Cash Pay High Yield Constrained Index, returned -10.59% during the same time period.
Market overview
Historically high inflation and efforts on the part of the U.S. Federal Reserve (Fed) to contain prices were the principal drivers of the broader bond market’s negative return for the 12 months that ended December 31, 2022. U.S. consumer price inflation rose above 8% in March 2022 and peaked at 9.1% in June 2022. The Fed responded by raising its benchmark overnight lending rate seven times, leaving the federal funds target range at 4.25%-4.50% at year-end, as compared to 0.0%-0.25% entering 2022.
The U.S. Treasury yield curve finished the 12-month period dramatically higher than where it began the period. The two-year Treasury note began 2022 at 0.73% and ended the year at 4.41% for an increase of 368 basis points, while the yield on the bellwether 10-year Treasury rose a more modest 236 basis points, from 1.52% to 3.88%. (A basis point is 1/100 of a percent.) As a result, the Treasury curve ended 2022 significantly inverted (meaning that short-term yields were higher than long-term yields), a development which has frequently foreshadowed recession.
The high-yield market in 2022 was characterized by heightened interest rate and credit spread volatility, and higher industry and issuer return dispersion, as compared to 2021. The asset class experienced its worst calendar year total return since 2008 and second worst year on record.  The primary driver of negative total returns was sharply higher Treasury rates, as the Fed conducted the most aggressive tightening of policy rates in 40 years.  In addition, credit spreads finished the period notably wider, given heightened macro concerns regarding the impact on overall demand from tighter monetary policy.
The Fund’s notable contributors during the period
•	Positive results, relative to the benchmark, were driven both by security selection and industry allocation over the year.
•	The Fund began the period with slightly defensive positioning, as compared to the benchmark, with a modestly lower yield and credit sensitivity.
○	Positioning became more defensive over the course of the year, with both relative yield and credit sensitivity decreasing.
○	We remain comfortable maintaining the Fund’s conservative positioning while continuing to look for what we believe to be dislocations in the market that provide idiosyncratic buying opportunities. That said, we continue to believe that, should a recession materialize, it should not cause default rates to spike to levels seen in previous recessions.
•	Security selection was strongest within support services, with notable contributions driven by overweight allocations to ratings measurement firm Nielsen, heavy equipment auctioneer Ritchie Brothers and used car auction company KAR Auction Services, in addition to smaller contributions from several other issuers within the sector.
•	Selection was also positive within pharmaceuticals, driven by an underweight allocation to and higher quality positioning within the capital structure of Canadian pharmaceutical company Bausch Health.
•	Positive selection within telecommunications-wireline was driven by shorter dated positioning within the capital structure of Lumen Technologies.
•	Selection within technology hardware and equipment also contributed, driven by an overweight allocation to headset manufacturer Plantronics, which saw its bonds move sharply higher on the announcement that the company would be acquired by Hewlett-Packard.
•	In terms of sector allocation, underweights to banking and specialty retail led positive contributions.
The Fund’s notable detractors during the period
•	Selection within cable and satellite TV was the largest detractor from performance relative to the benchmark, most notably an overweight allocation to Dish Corp.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Selection also detracted within energy exploration and production, with underperformance driven largely by overweight allocations to higher quality, more interest rate sensitive “rising stars” rather than credit deterioration.
•	In this vein, overweight positions in Occidental Petroleum and Apache Corporation, both candidates for ratings upgrades, were the two largest individual detractors.
•	Also within energy, an underweight allocation to refiners detracted, as this segment benefited from higher commodity prices.
•	Finally, selection within recreation and travel weighed on performance, with overweight allocations to cruise line operators Carnival, Royal Caribbean, and NCL Corp driving negative results.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,037.10	1,021.86	3.27	3.24	0.64
Class 2	1,000.00	1,000.00	1,036.10	1,020.61	4.54	4.51	0.89
Class 3	1,000.00	1,000.00	1,035.40	1,021.26	3.88	3.85	0.76
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c)	27,056	0
Telesat Corp.(b)	6	45
Ziff Davis Holdings, Inc.(a),(b),(c)	553	6
Total		51
Total Communication Services		51
Consumer Discretionary 0.0%
Auto Components 0.0%
Lear Corp.	216	26,788
Total Consumer Discretionary		26,788
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.(b)	1,277	5,210
Total Industrials		5,210
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	6,049,000	0
Total Utilities		0
Total Common Stocks (Cost $331,985)		32,049

Convertible Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.8%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	1,901,000	1,190,976
Total Convertible Bonds (Cost $1,686,309)			1,190,976

Corporate Bonds & Notes 89.7%

Aerospace & Defense 2.3%
Bombardier, Inc.(d)
04/15/2027	7.875%	230,000	223,920
Moog, Inc.(d)
12/15/2027	4.250%	447,000	412,948
Spirit AeroSystems, Inc.(d)
11/30/2029	9.375%	168,000	177,044
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.(d)
03/15/2026	6.250%	1,488,000	1,470,624
TransDigm, Inc.
06/15/2026	6.375%	997,000	971,610
11/15/2027	5.500%	27,000	25,354
01/15/2029	4.625%	69,000	60,629
Total			3,342,129
Airlines 2.4%
Air Canada(d)
08/15/2026	3.875%	400,000	355,358
American Airlines, Inc.(d)
07/15/2025	11.750%	176,000	189,347
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(d)
04/20/2026	5.500%	1,353,605	1,301,711
04/20/2029	5.750%	30,469	27,875
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(d)
01/20/2026	5.750%	552,635	500,021
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(d)
06/20/2027	6.500%	782,126	779,269
Spirit Loyalty Cayman Ltd.(d)
09/20/2025	8.000%	290,000	288,974
Total			3,442,555
Automotive 4.3%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	163,000	153,000
04/01/2027	6.500%	50,000	45,332
Clarios Global LP(d)
05/15/2025	6.750%	279,000	280,330
Ford Motor Co.
02/12/2032	3.250%	317,000	238,525
01/15/2043	4.750%	446,000	322,676
Ford Motor Credit Co. LLC
03/18/2024	5.584%	513,000	507,225
11/01/2024	4.063%	178,000	171,525
06/16/2025	5.125%	512,000	493,592
11/13/2025	3.375%	734,000	664,839
05/28/2027	4.950%	143,000	133,565
08/17/2027	4.125%	712,000	636,246
11/04/2027	7.350%	263,000	269,496
02/16/2028	2.900%	237,000	195,833
11/13/2030	4.000%	359,000	294,854
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	151,000	125,956
IAA Spinco, Inc.(d)
06/15/2027	5.500%	410,000	398,451
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHO Verwaltungs GmbH(d),(e)
09/15/2026	4.750%	85,000	73,671
KAR Auction Services, Inc.(d)
06/01/2025	5.125%	630,000	615,851
Panther BF Aggregator 2 LP/Finance Co., Inc.(d)
05/15/2026	6.250%	300,000	293,554
05/15/2027	8.500%	344,000	336,542
Total			6,251,063
Brokerage/Asset Managers/Exchanges 1.3%
AG Issuer LLC(d)
03/01/2028	6.250%	30,000	27,642
AG TTMT Escrow Issuer LLC(d)
09/30/2027	8.625%	549,000	554,132
NFP Corp(d)
10/01/2030	7.500%	418,000	392,920
NFP Corp.(d)
08/15/2028	4.875%	1,112,000	946,758
Total			1,921,452
Building Materials 1.0%
American Builders & Contractors Supply Co., Inc.(d)
01/15/2028	4.000%	420,000	374,429
Beacon Roofing Supply, Inc.(d)
11/15/2026	4.500%	514,000	481,775
Interface, Inc.(d)
12/01/2028	5.500%	134,000	110,361
SRS Distribution, Inc.(d)
07/01/2028	4.625%	609,000	543,987
Total			1,510,552
Cable and Satellite 6.0%
CCO Holdings LLC/Capital Corp.(d)
05/01/2027	5.125%	886,000	826,741
06/01/2029	5.375%	243,000	219,654
03/01/2030	4.750%	1,041,000	899,099
08/15/2030	4.500%	370,000	306,367
02/01/2031	4.250%	178,000	142,912
02/01/2032	4.750%	419,000	339,687
CSC Holdings LLC(d)
02/01/2028	5.375%	689,000	555,392
02/15/2031	3.375%	680,000	443,598
DISH DBS Corp.
06/01/2029	5.125%	1,038,000	669,626
DISH Network Corp.(d)
11/15/2027	11.750%	288,000	296,161
Radiate Holdco LLC/Finance, Inc.(d)
09/15/2026	4.500%	792,000	582,075
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sirius XM Radio, Inc.(d)
09/01/2026	3.125%	338,000	300,102
07/01/2030	4.125%	539,000	445,290
Videotron Ltd.(d)
06/15/2029	3.625%	370,000	312,827
Virgin Media Finance PLC(d)
07/15/2030	5.000%	790,000	634,701
Virgin Media Secured Finance PLC(d)
05/15/2029	5.500%	172,000	154,571
VZ Secured Financing BV(d)
01/15/2032	5.000%	780,000	635,957
Ziggo BV(d)
01/15/2030	4.875%	1,140,000	953,213
Total			8,717,973
Chemicals 4.1%
Avient Corp.(d)
08/01/2030	7.125%	287,000	282,297
Axalta Coating Systems LLC(d)
02/15/2029	3.375%	571,000	473,846
Cheever Escrow Issuer LLC(d)
10/01/2027	7.125%	343,000	327,082
Element Solutions, Inc.(d)
09/01/2028	3.875%	539,000	460,081
HB Fuller Co.
10/15/2028	4.250%	398,000	350,372
Herens Holdco Sarl(d)
05/15/2028	4.750%	413,000	330,297
Illuminate Buyer LLC/Holdings IV, Inc.(d)
07/01/2028	9.000%	247,000	207,876
Ingevity Corp.(d)
11/01/2028	3.875%	872,000	752,229
Innophos Holdings, Inc.(d)
02/15/2028	9.375%	462,000	452,963
Olympus Water US Holding Corp.(d)
10/01/2028	4.250%	441,000	361,337
SPCM SA(d)
03/15/2027	3.125%	35,000	30,287
Unifrax Escrow Issuer Corp.(d)
09/30/2028	5.250%	168,000	135,289
WR Grace Holdings LLC(d)
10/01/2024	5.625%	746,000	737,198
06/15/2027	4.875%	642,000	568,744
08/15/2029	5.625%	637,000	515,343
Total			5,985,241

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 1.3%
H&E Equipment Services, Inc.(d)
12/15/2028	3.875%	1,085,000	923,704
Herc Holdings, Inc.(d)
07/15/2027	5.500%	607,000	565,904
Ritchie Bros. Auctioneers, Inc.(d)
01/15/2025	5.375%	351,000	346,100
Total			1,835,708
Consumer Cyclical Services 2.1%
APX Group, Inc.(d)
02/15/2027	6.750%	269,000	259,141
Arches Buyer, Inc.(d)
06/01/2028	4.250%	609,000	477,649
Match Group, Inc.(d)
06/01/2028	4.625%	222,000	198,540
02/15/2029	5.625%	211,000	194,531
Staples, Inc.(d)
04/15/2026	7.500%	265,000	228,119
Uber Technologies, Inc.(d)
05/15/2025	7.500%	429,000	429,612
08/15/2029	4.500%	1,520,000	1,325,167
Total			3,112,759
Consumer Products 1.3%
CD&R Smokey Buyer, Inc.(d)
07/15/2025	6.750%	660,000	569,234
Newell Brands, Inc.
09/15/2027	6.375%	118,000	117,158
09/15/2029	6.625%	166,000	163,843
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	200,000	153,581
Spectrum Brands, Inc.
07/15/2025	5.750%	524,000	518,575
Spectrum Brands, Inc.(d)
10/01/2029	5.000%	201,000	175,822
07/15/2030	5.500%	25,000	22,191
Tempur Sealy International, Inc.(d)
10/15/2031	3.875%	266,000	208,235
Total			1,928,639
Diversified Manufacturing 1.2%
Chart Industries, Inc.(d)
01/01/2030	7.500%	199,000	199,826
01/01/2031	9.500%	69,000	70,765
Madison IAQ LLC(d)
06/30/2028	4.125%	294,000	244,833
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Resideo Funding, Inc.(d)
09/01/2029	4.000%	317,000	255,756
Vertical US Newco, Inc.(d)
07/15/2027	5.250%	282,000	250,851
WESCO Distribution, Inc.(d)
06/15/2028	7.250%	773,000	783,709
Total			1,805,740
Electric 5.6%
Atlantica Sustainable Infrastructure PLC(d)
06/15/2028	4.125%	265,000	235,446
Clearway Energy Operating LLC(d)
03/15/2028	4.750%	1,006,000	932,772
02/15/2031	3.750%	1,017,000	848,881
01/15/2032	3.750%	552,000	446,060
FirstEnergy Corp.
11/15/2031	7.375%	134,000	151,342
FirstEnergy Corp.(f)
07/15/2047	5.100%	153,000	136,744
Leeward Renewable Energy Operations LLC(d)
07/01/2029	4.250%	527,000	456,410
NextEra Energy Operating Partners LP(d)
09/15/2027	4.500%	2,127,000	1,957,971
NRG Energy, Inc.(d)
06/15/2029	5.250%	684,000	604,310
02/15/2031	3.625%	613,000	469,024
Pattern Energy Operations LP/Inc.(d)
08/15/2028	4.500%	286,000	256,691
PG&E Corp.
07/01/2028	5.000%	241,000	220,533
TerraForm Power Operating LLC(d)
01/31/2028	5.000%	566,000	509,395
01/15/2030	4.750%	660,000	577,029
Vistra Operations Co. LLC(d)
07/31/2027	5.000%	154,000	143,314
05/01/2029	4.375%	279,000	240,724
Total			8,186,646
Environmental 1.1%
GFL Environmental, Inc.(d)
06/01/2025	4.250%	700,000	673,086
08/01/2028	4.000%	410,000	356,693
Waste Pro USA, Inc.(d)
02/15/2026	5.500%	683,000	605,236
Total			1,635,015

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 2.2%
Navient Corp.
06/25/2025	6.750%	490,000	471,029
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	1,323,000	1,168,726
Quicken Loans LLC/Co-Issuer, Inc.(d)
03/01/2029	3.625%	380,000	301,518
03/01/2031	3.875%	90,000	69,506
Rocket Mortgage LLC/Co-Issuer, Inc.(d)
10/15/2033	4.000%	1,267,000	947,720
Springleaf Finance Corp.
03/15/2024	6.125%	220,000	212,799
Total			3,171,298
Food and Beverage 2.6%
Darling Ingredients, Inc.(d)
04/15/2027	5.250%	374,000	364,794
06/15/2030	6.000%	270,000	264,622
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	1,233,000	1,157,016
Performance Food Group, Inc.(d)
05/01/2025	6.875%	185,000	185,267
Pilgrim’s Pride Corp.(d)
04/15/2031	4.250%	316,000	268,972
03/01/2032	3.500%	93,000	72,694
Post Holdings, Inc.(d)
03/01/2027	5.750%	154,000	149,124
01/15/2028	5.625%	431,000	407,359
04/15/2030	4.625%	175,000	150,979
Primo Water Holdings, Inc.(d)
04/30/2029	4.375%	282,000	243,546
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(d)
03/01/2029	4.625%	353,000	288,837
US Foods, Inc.(d)
06/01/2030	4.625%	276,000	243,883
Total			3,797,093
Gaming 3.3%
Boyd Gaming Corp.(d)
06/15/2031	4.750%	177,000	154,055
Colt Merger Sub, Inc.(d)
07/01/2025	5.750%	702,000	687,962
07/01/2025	6.250%	759,000	738,447
International Game Technology PLC(d)
02/15/2025	6.500%	827,000	833,321
04/15/2026	4.125%	200,000	187,147
Midwest Gaming Borrower LLC(d)
05/01/2029	4.875%	550,000	469,958
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc.(d)
07/01/2029	4.125%	211,000	166,922
Scientific Games Holdings LP/US FinCo, Inc.(d)
03/01/2030	6.625%	462,000	390,116
Scientific Games International, Inc.(d)
05/15/2028	7.000%	349,000	333,706
VICI Properties LP/Note Co., Inc.(d)
12/01/2026	4.250%	569,000	530,999
Wynn Las Vegas LLC/Capital Corp.(d)
03/01/2025	5.500%	357,000	340,166
Total			4,832,799
Health Care 7.4%
Acadia Healthcare Co., Inc.(d)
07/01/2028	5.500%	151,000	143,349
04/15/2029	5.000%	205,000	189,074
AdaptHealth LLC(d)
08/01/2029	4.625%	95,000	79,629
03/01/2030	5.125%	549,000	467,264
Avantor Funding, Inc.(d)
07/15/2028	4.625%	348,000	315,996
11/01/2029	3.875%	736,000	618,450
Catalent Pharma Solutions, Inc.(d)
07/15/2027	5.000%	187,000	174,670
04/01/2030	3.500%	222,000	175,100
Charles River Laboratories International, Inc.(d)
05/01/2028	4.250%	251,000	230,962
03/15/2029	3.750%	143,000	126,432
03/15/2031	4.000%	163,000	141,046
CHS/Community Health Systems, Inc.(d)
05/15/2030	5.250%	779,000	588,367
02/15/2031	4.750%	212,000	154,296
Hologic, Inc.(d)
02/01/2028	4.625%	290,000	273,738
Indigo Merger Sub, Inc.(d)
07/15/2026	2.875%	200,000	181,094
IQVIA, Inc.(d)
05/15/2027	5.000%	669,000	638,358
Mozart Debt Merger Sub, Inc.(d)
10/01/2029	5.250%	442,000	351,293
Owens & Minor, Inc.(d)
04/01/2030	6.625%	164,000	141,021
RP Escrow Issuer LLC(d)
12/15/2025	5.250%	988,000	755,598
Select Medical Corp.(d)
08/15/2026	6.250%	1,033,000	984,494
Teleflex, Inc.
11/15/2027	4.625%	599,000	571,237

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teleflex, Inc.(d)
06/01/2028	4.250%	246,000	224,804
Tenet Healthcare Corp.(d)
01/01/2026	4.875%	1,205,000	1,148,037
02/01/2027	6.250%	1,288,000	1,237,133
11/01/2027	5.125%	304,000	283,673
01/15/2030	4.375%	180,000	155,951
US Acute Care Solutions LLC(d)
03/01/2026	6.375%	416,000	369,205
Total			10,720,271
Home Construction 0.4%
Meritage Homes Corp.(d)
04/15/2029	3.875%	197,000	167,185
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	400,000	349,534
Total			516,719
Independent Energy 5.2%
Apache Corp.
09/01/2040	5.100%	92,000	76,402
02/01/2042	5.250%	189,000	154,980
04/15/2043	4.750%	516,000	389,186
Callon Petroleum Co.
07/01/2026	6.375%	338,000	317,926
Callon Petroleum Co.(d)
06/15/2030	7.500%	156,000	143,211
CNX Resources Corp.(d)
03/14/2027	7.250%	32,000	31,902
01/15/2029	6.000%	416,000	383,962
Colgate Energy Partners III LLC(d)
07/01/2029	5.875%	533,000	458,919
Comstock Resources, Inc.(d)
03/01/2029	6.750%	194,000	175,152
CrownRock LP/Finance, Inc.(d)
05/01/2029	5.000%	141,000	126,393
Hilcorp Energy I LP/Finance Co.(d)
11/01/2028	6.250%	630,000	571,560
02/01/2029	5.750%	505,000	451,252
04/15/2030	6.000%	147,000	131,552
Matador Resources Co.
09/15/2026	5.875%	547,000	527,914
Occidental Petroleum Corp.
09/01/2030	6.625%	817,000	844,194
01/01/2031	6.125%	464,000	469,565
05/01/2031	7.500%	165,000	176,728
09/15/2036	6.450%	614,000	626,401
SM Energy Co.
07/15/2028	6.500%	629,000	601,174
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southwestern Energy Co.
02/01/2032	4.750%	1,048,000	894,816
Total			7,553,189
Leisure 2.2%
Carnival Corp.(d)
03/01/2026	7.625%	158,000	126,191
03/01/2027	5.750%	695,000	495,876
Carnival Holdings Bermuda Ltd.(d)
05/01/2028	10.375%	354,000	363,376
Cinemark USA, Inc.(d)
03/15/2026	5.875%	678,000	564,048
07/15/2028	5.250%	40,000	29,711
Live Nation Entertainment, Inc.(d)
10/15/2027	4.750%	165,000	147,090
NCL Corp., Ltd.(d)
02/15/2027	5.875%	234,000	202,542
Royal Caribbean Cruises Ltd.(d)
06/01/2025	11.500%	93,000	99,896
07/01/2026	4.250%	408,000	330,352
08/31/2026	5.500%	809,000	680,644
07/15/2027	5.375%	178,000	144,802
Total			3,184,528
Lodging 0.3%
Hilton Domestic Operating Co., Inc.(d)
05/01/2028	5.750%	380,000	369,712
Media and Entertainment 2.6%
Clear Channel International BV(d)
08/01/2025	6.625%	346,000	330,203
Clear Channel Worldwide Holdings, Inc.(d)
08/15/2027	5.125%	1,089,000	943,618
iHeartCommunications, Inc.
05/01/2026	6.375%	164,285	151,117
iHeartCommunications, Inc.(d)
08/15/2027	5.250%	65,000	55,021
01/15/2028	4.750%	266,000	216,345
Outfront Media Capital LLC/Corp.(d)
01/15/2029	4.250%	154,000	127,739
03/15/2030	4.625%	891,000	738,908
Playtika Holding Corp.(d)
03/15/2029	4.250%	728,000	571,293
Roblox Corp.(d)
05/01/2030	3.875%	473,000	372,587
Univision Communications, Inc.(d)
06/30/2030	7.375%	309,000	295,683
Total			3,802,514

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 3.1%
Allegheny Technologies, Inc.
10/01/2029	4.875%	116,000	102,468
10/01/2031	5.125%	488,000	428,177
Constellium SE(d)
06/15/2028	5.625%	334,000	308,846
04/15/2029	3.750%	1,431,000	1,165,190
Hudbay Minerals, Inc.(d)
04/01/2026	4.500%	277,000	252,905
04/01/2029	6.125%	1,567,000	1,428,157
Kaiser Aluminum Corp.(d)
03/01/2028	4.625%	63,000	55,231
06/01/2031	4.500%	524,000	420,990
Novelis Corp.(d)
11/15/2026	3.250%	284,000	254,532
08/15/2031	3.875%	143,000	117,013
Total			4,533,509
Midstream 6.3%
Cheniere Energy Partners LP
01/31/2032	3.250%	201,000	160,099
Cheniere Energy, Inc.
10/15/2028	4.625%	814,000	738,165
CNX Midstream Partners LP(d)
04/15/2030	4.750%	360,000	297,170
DCP Midstream Operating LP
04/01/2044	5.600%	336,000	312,398
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	383,000	370,542
DT Midstream, Inc.(d)
06/15/2029	4.125%	283,000	242,792
EQM Midstream Partners LP(d)
07/01/2025	6.000%	148,000	143,771
06/01/2027	7.500%	124,000	121,481
07/01/2027	6.500%	539,000	515,309
01/15/2029	4.500%	547,000	462,769
01/15/2031	4.750%	330,000	271,931
EQM Midstream Partners LP
12/01/2026	4.125%	170,000	151,366
07/15/2028	5.500%	155,000	138,462
07/15/2048	6.500%	611,000	458,259
Holly Energy Partners LP/Finance Corp.(d)
04/15/2027	6.375%	179,000	176,649
02/01/2028	5.000%	545,000	499,437
NuStar Logistics LP
10/01/2025	5.750%	596,000	575,746
06/01/2026	6.000%	430,000	415,307
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	979,000	851,509
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Venture Global Calcasieu Pass LLC(d)
08/15/2029	3.875%	496,000	434,260
08/15/2031	4.125%	773,000	658,989
11/01/2033	3.875%	423,000	345,341
Western Gas Partners LP
07/01/2026	4.650%	908,000	864,027
Total			9,205,779
Oil Field Services 0.7%
Nabors Industries, Inc.(d)
05/15/2027	7.375%	167,000	163,633
Transocean Sentry Ltd.(d)
05/15/2023	5.375%	834,854	828,222
Total			991,855
Other REIT 1.2%
Blackstone Mortgage Trust, Inc.(d)
01/15/2027	3.750%	480,000	409,300
Ladder Capital Finance Holdings LLLP/Corp.(d)
02/01/2027	4.250%	843,000	709,848
06/15/2029	4.750%	173,000	139,682
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(d)
05/15/2029	4.875%	283,000	239,552
RLJ Lodging Trust LP(d)
07/01/2026	3.750%	194,000	172,672
Total			1,671,054
Packaging 2.0%
Ardagh Metal Packaging Finance USA LLC/PLC(d)
06/15/2027	6.000%	155,000	151,864
09/01/2029	4.000%	757,000	600,471
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
04/30/2025	5.250%	399,000	381,673
BWAY Holding Co.(d)
04/15/2024	5.500%	291,000	283,130
Canpack SA/US LLC(d)
11/15/2029	3.875%	627,000	496,448
Trivium Packaging Finance BV(d)
08/15/2026	5.500%	1,051,000	982,419
Total			2,896,005
Pharmaceuticals 1.5%
Bausch Health Companies, Inc.(d)
02/01/2027	6.125%	313,000	215,324
06/01/2028	4.875%	476,000	304,530
Grifols Escrow Issuer SA(d)
10/15/2028	4.750%	142,000	122,859
Jazz Securities DAC(d)
01/15/2029	4.375%	205,000	184,017

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Organon Finance 1 LLC(d)
04/30/2028	4.125%	848,000	750,835
04/30/2031	5.125%	690,000	597,695
Total			2,175,260
Property & Casualty 1.1%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	4.250%	1,379,000	1,242,146
Lumbermens Mutual Casualty Co.(d),(g)
12/01/2097	0.000%	30,000	18
Lumbermens Mutual Casualty Co.(g)
Subordinated
07/01/2026	0.000%	645,000	378
MGIC Investment Corp.
08/15/2028	5.250%	112,000	103,440
Radian Group, Inc.
03/15/2025	6.625%	44,000	43,540
03/15/2027	4.875%	262,000	240,096
Total			1,629,618
Restaurants 1.4%
IRB Holding Corp.(d)
06/15/2025	7.000%	1,723,000	1,718,319
Yum! Brands, Inc.
04/01/2032	5.375%	361,000	334,458
Total			2,052,777
Retailers 1.4%
Asbury Automotive Group, Inc.(d)
11/15/2029	4.625%	111,000	93,653
02/15/2032	5.000%	111,000	91,571
Group 1 Automotive, Inc.(d)
08/15/2028	4.000%	131,000	111,376
L Brands, Inc.(d)
07/01/2025	9.375%	110,000	117,881
10/01/2030	6.625%	398,000	373,295
L Brands, Inc.
06/15/2029	7.500%	80,000	78,904
LCM Investments Holdings II LLC(d)
05/01/2029	4.875%	443,000	357,818
Lithia Motors, Inc.(d)
01/15/2031	4.375%	175,000	143,611
Penske Automotive Group, Inc.
09/01/2025	3.500%	208,000	193,756
PetSmart, Inc./Finance Corp.(d)
02/15/2028	4.750%	375,000	339,816
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wolverine World Wide, Inc.(d)
08/15/2029	4.000%	197,000	149,169
Total			2,050,850
Supermarkets 0.1%
SEG Holding LLC/Finance Corp.(d)
10/15/2028	5.625%	189,000	176,313
Technology 5.8%
Black Knight InfoServ LLC(d)
09/01/2028	3.625%	500,000	435,999
Block, Inc.
06/01/2031	3.500%	175,000	139,681
Boxer Parent Co., Inc.(d)
10/02/2025	7.125%	233,000	228,514
Camelot Finance SA(d)
11/01/2026	4.500%	505,000	474,768
Clarivate Science Holdings Corp.(d)
07/01/2028	3.875%	225,000	195,190
Entegris Escrow Corp.(d)
04/15/2029	4.750%	382,000	349,391
06/15/2030	5.950%	430,000	396,696
Gartner, Inc.(d)
06/15/2029	3.625%	171,000	149,897
HealthEquity, Inc.(d)
10/01/2029	4.500%	455,000	404,235
Helios Software Holdings, Inc.(d)
05/01/2028	4.625%	432,000	328,809
ION Trading Technologies Sarl(d)
05/15/2028	5.750%	436,000	363,939
Iron Mountain, Inc.(d)
09/15/2027	4.875%	268,000	246,793
Logan Merger Sub, Inc.(d)
09/01/2027	5.500%	912,000	492,252
NCR Corp.(d)
10/01/2028	5.000%	424,000	363,811
04/15/2029	5.125%	755,000	631,402
10/01/2030	5.250%	26,000	21,434
Neptune Bidco US, Inc.(d)
04/15/2029	9.290%	239,000	225,196
Picard Midco, Inc.(d)
03/31/2029	6.500%	449,000	380,190
PTC, Inc.(d)
02/15/2028	4.000%	262,000	237,133
Sabre GLBL, Inc.(d)
12/15/2027	11.250%	54,000	55,579
Sensata Technologies BV(d)
09/01/2030	5.875%	270,000	255,751

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shift4 Payments LLC/Finance Sub, Inc.(d)
11/01/2026	4.625%	648,000	611,268
Synaptics, Inc.(d)
06/15/2029	4.000%	345,000	288,719
Tempo Acquisition LLC/Finance Corp.(d)
06/01/2025	5.750%	377,000	378,213
ZoomInfo Technologies LLC/Finance Corp.(d)
02/01/2029	3.875%	827,000	696,897
Total			8,351,757
Wireless 3.1%
Altice France SA(d)
02/01/2027	8.125%	661,000	603,416
01/15/2028	5.500%	821,000	644,595
07/15/2029	5.125%	456,000	341,059
SBA Communications Corp.
02/15/2027	3.875%	922,000	834,634
Sprint Capital Corp.
11/15/2028	6.875%	1,009,000	1,049,304
03/15/2032	8.750%	120,000	142,748
Vmed O2 UK Financing I PLC(d)
01/31/2031	4.250%	438,000	354,803
07/15/2031	4.750%	665,000	541,520
Total			4,512,079
Wirelines 1.8%
Front Range BidCo, Inc.(d)
03/01/2027	4.000%	654,000	484,688
Frontier Communications Holdings LLC(d)
10/15/2027	5.875%	265,000	246,638
05/15/2030	8.750%	324,000	330,808
Iliad Holding SAS(d)
10/15/2026	6.500%	1,042,000	967,785
10/15/2028	7.000%	638,000	578,651
Total			2,608,570
Total Corporate Bonds & Notes (Cost $145,882,457)			130,479,021

Foreign Government Obligations(h) 0.6%

Canada 0.6%
NOVA Chemicals Corp.(d)
06/01/2027	5.250%	771,000	692,621
05/15/2029	4.250%	124,000	101,281
Total			793,902
Total Foreign Government Obligations (Cost $893,417)			793,902

Senior Loans 3.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.7%
8th Avenue Food & Provisions, Inc.(i),(j)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	8.134%	1,289,082	1,068,327
Health Care 0.5%
Surgery Center Holdings, Inc.(i),(j)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	8.050%	643,430	634,512
Media and Entertainment 0.5%
Cengage Learning, Inc.(i),(j)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	7.814%	817,032	733,033
Technology 1.5%
Ascend Learning LLC(i),(j)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	7.884%	796,950	752,122
UKG, Inc.(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	8.134%	408,285	392,974
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	6.998%	1,132,703	1,076,068
Total			2,221,164
Total Senior Loans (Cost $5,080,015)			4,657,036

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(k),(l)	6,449,774	6,447,839
Total Money Market Funds (Cost $6,447,204)		6,447,839
Total Investments in Securities (Cost: $160,321,387)		143,600,823
Other Assets & Liabilities, Net		1,841,181
Net Assets		145,442,004

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $6, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $107,918,426, which represents 74.20% of total net assets.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(g)	Represents a security in default.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	The stated interest rate represents the weighted average interest rate at December 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(j)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	4,419,370	31,964,151	(29,936,458)	776	6,447,839	(1,106)	95,784	6,449,774
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	45	—	6	51
Consumer Discretionary	26,788	—	—	26,788
Industrials	5,210	—	—	5,210
Utilities	—	—	0*	0*
Total Common Stocks	32,043	—	6	32,049
Convertible Bonds	—	1,190,976	—	1,190,976
Corporate Bonds & Notes	—	130,479,021	—	130,479,021
Foreign Government Obligations	—	793,902	—	793,902
Senior Loans	—	4,657,036	—	4,657,036
Money Market Funds	6,447,839	—	—	6,447,839
Total Investments in Securities	6,479,882	137,120,935	6	143,600,823

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	17

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $153,874,183)	$137,152,984
Affiliated issuers (cost $6,447,204)	6,447,839
Cash	27,569
Receivable for:
Capital shares sold	21,825
Dividends	23,302
Interest	2,144,152
Foreign tax reclaims	1,712
Expense reimbursement due from Investment Manager	596
Prepaid expenses	6,793
Total assets	145,826,772
Liabilities
Payable for:
Investments purchased	26,027
Capital shares purchased	143,007
Management services fees	2,629
Distribution and/or service fees	554
Service fees	11,125
Compensation of board members	178,027
Compensation of chief compliance officer	29
Other expenses	23,370
Total liabilities	384,768
Net assets applicable to outstanding capital stock	$145,442,004
Represented by
Paid in capital	158,353,162
Total distributable earnings (loss)	(12,911,158)
Total - representing net assets applicable to outstanding capital stock	$145,442,004
Class 1
Net assets	$15,940,139
Shares outstanding	2,656,174
Net asset value per share	$6.00
Class 2
Net assets	$32,299,881
Shares outstanding	5,427,662
Net asset value per share	$5.95
Class 3
Net assets	$97,201,984
Shares outstanding	16,081,089
Net asset value per share	$6.04
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$95,784
Interest	8,423,206
Total income	8,518,990
Expenses:
Management services fees	1,035,307
Distribution and/or service fees
Class 2	82,662
Class 3	133,303
Service fees	107,389
Compensation of board members	3,537
Custodian fees	8,570
Printing and postage fees	28,070
Audit fees	29,500
Legal fees	14,127
Compensation of chief compliance officer	23
Other	8,211
Total expenses	1,450,699
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(230,695)
Total net expenses	1,220,004
Net investment income	7,298,986
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,090,566)
Investments — affiliated issuers	(1,106)
Net realized loss	(3,091,672)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(22,177,521)
Investments — affiliated issuers	776
Net change in unrealized appreciation (depreciation)	(22,176,745)
Net realized and unrealized loss	(25,268,417)
Net decrease in net assets resulting from operations	$(17,969,431)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	19

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$7,298,986	$8,027,357
Net realized gain (loss)	(3,091,672)	14,227,477
Net change in unrealized appreciation (depreciation)	(22,176,745)	(14,291,797)
Net increase (decrease) in net assets resulting from operations	(17,969,431)	7,963,037
Distributions to shareholders
Net investment income and net realized gains
Class 1	(1,514,214)	(1,831,278)
Class 2	(2,901,842)	(3,203,673)
Class 3	(9,245,559)	(11,422,235)
Total distributions to shareholders	(13,661,615)	(16,457,186)
Decrease in net assets from capital stock activity	(3,896,840)	(173,186,005)
Total decrease in net assets	(35,527,886)	(181,680,154)
Net assets at beginning of year	180,969,890	362,650,044
Net assets at end of year	$145,442,004	$180,969,890

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	109,761	715,344	164,755	1,245,705
Distributions reinvested	248,231	1,514,214	253,289	1,831,278
Redemptions	(415,637)	(2,713,004)	(22,961,477)	(177,027,879)
Net decrease	(57,645)	(483,446)	(22,543,433)	(173,950,896)
Class 2
Subscriptions	523,046	3,394,478	450,789	3,367,312
Distributions reinvested	478,852	2,901,842	446,194	3,203,673
Redemptions	(557,326)	(3,608,498)	(577,468)	(4,319,689)
Net increase	444,572	2,687,822	319,515	2,251,296
Class 3
Subscriptions	42,500	291,923	339,536	2,628,629
Distributions reinvested	1,503,343	9,245,559	1,568,988	11,422,235
Redemptions	(2,389,613)	(15,638,698)	(2,047,398)	(15,537,269)
Net decrease	(843,770)	(6,101,216)	(138,874)	(1,486,405)
Total net decrease	(456,843)	(3,896,840)	(22,362,792)	(173,186,005)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$7.33	0.31	(1.03)	(0.72)	(0.37)	(0.24)	(0.61)
Year Ended 12/31/2021	$7.71	0.33	0.01(c)	0.34	(0.72)	—	(0.72)
Year Ended 12/31/2020	$7.64	0.35	0.08	0.43	(0.36)	—	(0.36)
Year Ended 12/31/2019	$6.91	0.36	0.76	1.12	(0.39)	—	(0.39)
Year Ended 12/31/2018	$7.56	0.37	(0.65)	(0.28)	(0.37)	—	(0.37)
Class 2
Year Ended 12/31/2022	$7.27	0.29	(1.02)	(0.73)	(0.35)	(0.24)	(0.59)
Year Ended 12/31/2021	$7.66	0.30	0.01(c)	0.31	(0.70)	—	(0.70)
Year Ended 12/31/2020	$7.59	0.33	0.08	0.41	(0.34)	—	(0.34)
Year Ended 12/31/2019	$6.87	0.34	0.75	1.09	(0.37)	—	(0.37)
Year Ended 12/31/2018	$7.51	0.35	(0.64)	(0.29)	(0.35)	—	(0.35)
Class 3
Year Ended 12/31/2022	$7.38	0.30	(1.04)	(0.74)	(0.36)	(0.24)	(0.60)
Year Ended 12/31/2021	$7.75	0.32	0.02(c)	0.34	(0.71)	—	(0.71)
Year Ended 12/31/2020	$7.68	0.34	0.08	0.42	(0.35)	—	(0.35)
Year Ended 12/31/2019	$6.95	0.35	0.76	1.11	(0.38)	—	(0.38)
Year Ended 12/31/2018	$7.60	0.36	(0.65)	(0.29)	(0.36)	—	(0.36)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$6.00	(10.01%)	0.79%	0.64%	4.79%	26%	$15,940
Year Ended 12/31/2021	$7.33	4.50%	0.77%	0.66%	4.26%	50%	$19,891
Year Ended 12/31/2020	$7.71	5.90%	0.73%	0.67%	4.74%	58%	$194,656
Year Ended 12/31/2019	$7.64	16.47%	0.75%	0.69%	4.83%	58%	$178,149
Year Ended 12/31/2018	$6.91	(3.75%)	0.74%	0.73%	5.05%	42%	$138,357
Class 2
Year Ended 12/31/2022	$5.95	(10.22%)	1.04%	0.89%	4.55%	26%	$32,300
Year Ended 12/31/2021	$7.27	4.14%	1.05%	0.90%	4.07%	50%	$36,232
Year Ended 12/31/2020	$7.66	5.67%	0.98%	0.92%	4.49%	58%	$35,700
Year Ended 12/31/2019	$7.59	16.12%	1.00%	0.94%	4.59%	58%	$37,916
Year Ended 12/31/2018	$6.87	(3.90%)	0.99%	0.98%	4.79%	42%	$32,893
Class 3
Year Ended 12/31/2022	$6.04	(10.21%)	0.91%	0.76%	4.66%	26%	$97,202
Year Ended 12/31/2021	$7.38	4.48%	0.92%	0.78%	4.19%	50%	$124,846
Year Ended 12/31/2020	$7.75	5.74%	0.86%	0.80%	4.62%	58%	$132,293
Year Ended 12/31/2019	$7.68	16.23%	0.87%	0.81%	4.72%	58%	$147,395
Year Ended 12/31/2018	$6.95	(3.86%)	0.87%	0.85%	4.90%	42%	$146,078
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	23

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close
24	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
26	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.64%
Class 2	0.89
Class 3	0.765
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
28	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and distribution reclassifications.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
51,229	(51,230)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,942,886	3,718,729	13,661,615	16,457,186	—	16,457,186
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
7,270,211	—	(3,131,831)	(16,872,753)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
160,473,576	155,938	(17,028,691)	(16,872,753)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(1,354,914)	(1,776,917)	(3,131,831)	—
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $39,634,048 and $52,277,820, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
30	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
December 31, 2022
disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 87.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
32	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Income Opportunities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, broker and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
36	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
38	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
40	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7011_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Select Mid Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Mid Cap Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-9.44	8.01	10.86
Class 2	05/03/10	-9.66	7.74	10.60
Class 3	05/02/05	-9.56	7.87	10.74
Russell Midcap Value Index		-12.03	5.72	10.11
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	5.7
Consumer Discretionary	11.1
Consumer Staples	2.9
Energy	5.4
Financials	16.6
Health Care	9.0
Industrials	15.4
Information Technology	8.3
Materials	7.8
Real Estate	9.1
Utilities	8.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 54.55% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Select Mid Cap Value Fund returned -9.66%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned -12.03% for the same time period.
Market overview
U.S. equities declined in 2022, posting the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002. In stark contrast to the previous calendar year, in which U.S. equities accelerated to 70 record highs throughout the period and all 11 economic sectors of the S&P 500 Index delivered double-digit gains, 2022 saw a choppy but steady downward trajectory as investor sentiment wavered between worry and hope.  Six of the 11 sectors within the S&P 500 Index fell by double-digits.  Energy stocks performed best, continuing the post-pandemic momentum driven by rising oil prices.  Utilities stocks were the only other broad category to produce positive results, but just barely, as investors sought stability and at least some certainty about future earnings.
Results were driven largely by expectations around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which hiked rates seven times by a combined 4.25 percentage points over the course of the year. Some upside during the period was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee (FOMC) announced an anticipated 75-basis point rate hike at the end of July.  (A basis point is 1/100 of a percent.) Many took the remarks to mean that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Powell spoke at Jackson Hole and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75-basis point hike in September, along with a forecast showing no expectations for rate cuts until 2024.
A similar about-face was repeated near year-end as sentiment abruptly turned positive at the start of the fourth quarter but stalled in mid-December when the Fed raised rates by 50 basis points.  Although the hike was widely anticipated and marked a step down from the previous 75-basis point increases, it disappointed investors who had hoped for softening language about future increases. Slowing global growth and China’s COVID-19 lockdown policy compounded rate worries, as did an increasing realization that earnings estimates had been implausibly optimistic for much of the year.
The Fund’s notable contributors during the period
•	Strong stock selection within the consumer discretionary, materials and real estate sectors was the key driver of outperformance during the year, more than offsetting weaker results in the financials and consumer staples sectors.
•	Two of the Fund’s top performers were within the energy sector, with both Marathon Petroleum Corp. and Devon Energy Corp. delivering robust gains.
○	Shares in refining company Marathon climbed as the company is in the midst of buying back effectively 60% of outstanding shares, thanks in part to the sale of Speedway gas stations, but also due to widening refining spreads, refinery efficiencies and production issues in other countries.
○	Exploration and production company Devon Energy again reported excellent quarterly results. Further, the company increased their fixed and variable dividend and continued to buy back stock.
•	Specialty materials maker Allegheny Technologies, Inc. also was a top contributor, rising after reporting results well above consensus expectations and raising forward guidance against the backdrop of recovery in aerospace, a key market for the company. The Fund sold its position in Allegheny Technologies early in the second half of the year.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The Fund’s holding in power generation company AES Corp. was a standout within utilities. The company reported strong quarterly results with earnings ahead of consensus estimates, driven in part by liquefied natural gas sales, and reaffirmed their annualized growth targets through 2025. The company also continues to focus on its renewables business, unveiling plans to build a green hydrogen production facility in Texas.
•	Within financials, life and health insurer Reinsurance Group of America rose strongly, fueled by reporting results well above expectations amid an improving industry backdrop and lack of exposure to liabilities causing investor concern.
The Fund’s notable detractors during the period
•	Overall sector allocation detracted from relative results, most notably a below-benchmark exposure to the utilities sector, which other than energy was the only sector within the benchmark to post a positive return for the period (sector exposures are a byproduct of the portfolio’s longstanding bottom-up investment process).
•	Adverse stock selection within the financials and consumer staples sectors were notable detractors from relative results during the period.
•	Individual detractors included two holdings within the financials sector, Lincoln National Corp. and SVB Financial Group.
○	Shares in insurer Lincoln National dropped after the company reported a larger-than-expected charge related to an actuarial review that revealed higher persistency in certain life insurance policies.
○	Shares in SVB Financial, a firm that primarily provides banking services for the technology and life science industries in California, dropped following lowered forward guidance impacted by lower capital markets activity within the technology and health care sectors amid higher interest rates, as well as an uncertain macroeconomic environment.
•	In health care, contract research organization Syneos Health, Inc. was a notable detractor. Shares in the company, which provides clinical trial support to the pharmaceutical and biotechnology industries, dropped following below-expectation results driven by a decline in clinical bookings owing to the challenging macroeconomic environment.
•	In communication services, interactive game maker Take-Two Interactive Software, Inc. struggled throughout the period as investors considered a slowdown in mobile gaming amid weaker economic conditions as well as tough comparisons to the company’s robust results coming out of the pandemic.
•	In information technology, semiconductor testing equipment maker Teradyne, Inc. fell as investors worried about weakening demand in key end markets such as industrial automation.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,080.60	1,020.91	4.33	4.20	0.83
Class 2	1,000.00	1,000.00	1,078.80	1,019.65	5.63	5.47	1.08
Class 3	1,000.00	1,000.00	1,079.70	1,020.31	4.95	4.81	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 5.6%
Entertainment 3.6%
Live Nation Entertainment, Inc.(a)	58,882	4,106,431
Take-Two Interactive Software, Inc.(a)	57,098	5,945,615
Total		10,052,046
Media 2.0%
Nexstar Media Group, Inc., Class A	32,805	5,741,859
Total Communication Services		15,793,905
Consumer Discretionary 11.0%
Hotels, Restaurants & Leisure 2.2%
Hyatt Hotels Corp., Class A(a)	68,259	6,174,026
Household Durables 1.6%
D.R. Horton, Inc.	50,297	4,483,475
Multiline Retail 1.4%
Dollar Tree, Inc.(a)	27,055	3,826,659
Specialty Retail 4.2%
Burlington Stores, Inc.(a)	28,031	5,683,566
O’Reilly Automotive, Inc.(a)	7,308	6,168,171
Total		11,851,737
Textiles, Apparel & Luxury Goods 1.6%
Capri Holdings Ltd.(a)	78,234	4,484,373
Total Consumer Discretionary		30,820,270
Consumer Staples 2.9%
Food & Staples Retailing 1.6%
U.S. Foods Holding Corp.(a)	131,023	4,457,402
Food Products 1.3%
Tyson Foods, Inc., Class A	58,655	3,651,274
Total Consumer Staples		8,108,676
Energy 5.3%
Oil, Gas & Consumable Fuels 5.3%
Devon Energy Corp.	110,894	6,821,090
Marathon Petroleum Corp.	68,744	8,001,114
Total		14,822,204
Total Energy		14,822,204
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 16.4%
Banks 6.2%
Popular, Inc.	90,189	5,981,334
Regions Financial Corp.	329,008	7,093,413
SVB Financial Group(a)	19,239	4,427,663
Total		17,502,410
Consumer Finance 2.4%
Discover Financial Services	68,956	6,745,966
Diversified Financial Services 2.1%
Voya Financial, Inc.	94,425	5,806,193
Insurance 5.7%
Hanover Insurance Group, Inc. (The)	45,709	6,176,657
Lincoln National Corp.	139,613	4,288,912
Reinsurance Group of America, Inc.	38,022	5,402,546
Total		15,868,115
Total Financials		45,922,684
Health Care 8.9%
Health Care Equipment & Supplies 2.4%
Zimmer Biomet Holdings, Inc.	51,878	6,614,445
Health Care Providers & Services 4.1%
Centene Corp.(a)	72,737	5,965,162
Quest Diagnostics, Inc.	36,369	5,689,566
Total		11,654,728
Life Sciences Tools & Services 2.4%
Agilent Technologies, Inc.	30,545	4,571,059
Syneos Health, Inc.(a)	57,000	2,090,760
Total		6,661,819
Total Health Care		24,930,992
Industrials 15.2%
Airlines 1.7%
Southwest Airlines Co.(a)	141,518	4,764,911
Building Products 2.9%
Trane Technologies PLC	47,724	8,021,927
Electrical Equipment 3.5%
AMETEK, Inc.	69,835	9,757,346
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 5.0%
Ingersoll Rand, Inc.	120,605	6,301,612
ITT, Inc.	94,882	7,694,930
Total		13,996,542
Professional Services 2.1%
CACI International, Inc., Class A(a)	19,755	5,938,155
Total Industrials		42,478,881
Information Technology 8.2%
Communications Equipment 2.2%
Motorola Solutions, Inc.	24,233	6,245,086
Electronic Equipment, Instruments & Components 2.1%
Corning, Inc.	178,498	5,701,226
Semiconductors & Semiconductor Equipment 3.9%
Marvell Technology, Inc.	72,008	2,667,176
ON Semiconductor Corp.(a)	63,022	3,930,682
Teradyne, Inc.	49,381	4,313,431
Total		10,911,289
Total Information Technology		22,857,601
Materials 7.7%
Chemicals 4.1%
Chemours Co. LLC (The)	145,000	4,439,900
FMC Corp.	55,374	6,910,675
Total		11,350,575
Metals & Mining 3.6%
ATI, Inc.(a)	148,905	4,446,303
Freeport-McMoRan, Inc.	151,853	5,770,414
Total		10,216,717
Total Materials		21,567,292
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 9.0%
Equity Real Estate Investment Trusts (REITS) 9.0%
First Industrial Realty Trust, Inc.	129,437	6,246,630
Gaming and Leisure Properties, Inc.	123,550	6,435,719
Lamar Advertising Co., Class A	67,152	6,339,149
Welltower, Inc.	94,785	6,213,157
Total		25,234,655
Total Real Estate		25,234,655
Utilities 8.5%
Electric Utilities 2.6%
Entergy Corp.	66,185	7,445,812
Independent Power and Renewable Electricity Producers 2.8%
AES Corp. (The)	271,075	7,796,117
Multi-Utilities 3.1%
Ameren Corp.	98,029	8,716,739
Total Utilities		23,958,668
Total Common Stocks (Cost $225,698,858)		276,495,828

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	4,007,910	4,006,708
Total Money Market Funds (Cost $4,006,293)		4,006,708
Total Investments in Securities (Cost: $229,705,151)		280,502,536
Other Assets & Liabilities, Net		(298,142)
Net Assets		280,204,394

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	3,559,678	48,409,052	(47,962,543)	521	4,006,708	(308)	50,368	4,007,910
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	15,793,905	—	—	15,793,905
Consumer Discretionary	30,820,270	—	—	30,820,270
Consumer Staples	8,108,676	—	—	8,108,676
Energy	14,822,204	—	—	14,822,204
Financials	45,922,684	—	—	45,922,684
Health Care	24,930,992	—	—	24,930,992
Industrials	42,478,881	—	—	42,478,881
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	22,857,601	—	—	22,857,601
Materials	21,567,292	—	—	21,567,292
Real Estate	25,234,655	—	—	25,234,655
Utilities	23,958,668	—	—	23,958,668
Total Common Stocks	276,495,828	—	—	276,495,828
Money Market Funds	4,006,708	—	—	4,006,708
Total Investments in Securities	280,502,536	—	—	280,502,536
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $225,698,858)	$276,495,828
Affiliated issuers (cost $4,006,293)	4,006,708
Cash	3
Receivable for:
Capital shares sold	4,797
Dividends	233,736
Expense reimbursement due from Investment Manager	457
Prepaid expenses	7,689
Total assets	280,749,218
Liabilities
Payable for:
Capital shares purchased	432,188
Management services fees	6,329
Distribution and/or service fees	558
Service fees	9,331
Compensation of board members	76,370
Compensation of chief compliance officer	54
Other expenses	19,994
Total liabilities	544,824
Net assets applicable to outstanding capital stock	$280,204,394
Represented by
Trust capital	$280,204,394
Total - representing net assets applicable to outstanding capital stock	$280,204,394
Class 1
Net assets	$166,488,337
Shares outstanding	4,984,685
Net asset value per share	$33.40
Class 2
Net assets	$48,561,369
Shares outstanding	1,496,828
Net asset value per share	$32.44
Class 3
Net assets	$65,154,688
Shares outstanding	1,979,687
Net asset value per share	$32.91
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$5,138,686
Dividends — affiliated issuers	50,368
Foreign taxes withheld	(19,842)
Total income	5,169,212
Expenses:
Management services fees	2,459,041
Distribution and/or service fees
Class 2	118,432
Class 3	83,622
Service fees	93,322
Compensation of board members	13,241
Custodian fees	5,732
Printing and postage fees	16,046
Audit fees	29,500
Legal fees	15,934
Compensation of chief compliance officer	45
Other	9,820
Total expenses	2,844,735
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(153,314)
Total net expenses	2,691,421
Net investment income	2,477,791
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	26,536,324
Investments — affiliated issuers	(308)
Net realized gain	26,536,016
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(61,235,183)
Investments — affiliated issuers	521
Net change in unrealized appreciation (depreciation)	(61,234,662)
Net realized and unrealized loss	(34,698,646)
Net decrease in net assets resulting from operations	$(32,220,855)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$2,477,791	$2,073,651
Net realized gain	26,536,016	55,160,550
Net change in unrealized appreciation (depreciation)	(61,234,662)	35,845,364
Net increase (decrease) in net assets resulting from operations	(32,220,855)	93,079,565
Decrease in net assets from capital stock activity	(33,053,649)	(78,497,952)
Total increase (decrease) in net assets	(65,274,504)	14,581,613
Net assets at beginning of year	345,478,898	330,897,285
Net assets at end of year	$280,204,394	$345,478,898

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	101,870	3,446,177	78,463	2,413,133
Redemptions	(1,152,445)	(39,237,356)	(2,556,233)	(80,412,074)
Net decrease	(1,050,575)	(35,791,179)	(2,477,770)	(77,998,941)
Class 2
Subscriptions	292,808	9,704,722	232,165	7,500,960
Redemptions	(174,208)	(5,742,927)	(121,717)	(3,808,407)
Net increase	118,600	3,961,795	110,448	3,692,553
Class 3
Subscriptions	119,998	4,008,253	93,222	2,965,606
Redemptions	(157,218)	(5,232,518)	(222,676)	(7,157,170)
Net decrease	(37,220)	(1,224,265)	(129,454)	(4,191,564)
Total net decrease	(969,195)	(33,053,649)	(2,496,776)	(78,497,952)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$36.88	0.30	(3.78)	(3.48)
Year Ended 12/31/2021	$27.87	0.22	8.79	9.01
Year Ended 12/31/2020	$25.93	0.23	1.71	1.94
Year Ended 12/31/2019	$19.70	0.29	5.94	6.23
Year Ended 12/31/2018	$22.72	0.20	(3.22)	(3.02)
Class 2
Year Ended 12/31/2022	$35.91	0.22	(3.69)	(3.47)
Year Ended 12/31/2021	$27.21	0.14	8.56	8.70
Year Ended 12/31/2020	$25.37	0.17	1.67	1.84
Year Ended 12/31/2019	$19.33	0.22	5.82	6.04
Year Ended 12/31/2018	$22.35	0.14	(3.16)	(3.02)
Class 3
Year Ended 12/31/2022	$36.39	0.26	(3.74)	(3.48)
Year Ended 12/31/2021	$27.54	0.18	8.67	8.85
Year Ended 12/31/2020	$25.64	0.20	1.70	1.90
Year Ended 12/31/2019	$19.51	0.25	5.88	6.13
Year Ended 12/31/2018	$22.53	0.16	(3.18)	(3.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$33.40	(9.44%)	0.88%	0.83%	0.89%	24%	$166,488
Year Ended 12/31/2021	$36.88	32.33%	0.88%	0.82%	0.68%	32%	$222,591
Year Ended 12/31/2020	$27.87	7.48%	0.88%	0.81%	1.03%	40%	$237,299
Year Ended 12/31/2019	$25.93	31.62%	0.88%	0.82%	1.22%	31%	$220,919
Year Ended 12/31/2018	$19.70	(13.29%)	0.89%	0.85%	0.87%	98%	$170,998
Class 2
Year Ended 12/31/2022	$32.44	(9.66%)	1.13%	1.08%	0.66%	24%	$48,561
Year Ended 12/31/2021	$35.91	31.97%	1.13%	1.07%	0.45%	32%	$49,498
Year Ended 12/31/2020	$27.21	7.25%	1.13%	1.06%	0.78%	40%	$34,497
Year Ended 12/31/2019	$25.37	31.25%	1.13%	1.07%	0.97%	31%	$34,239
Year Ended 12/31/2018	$19.33	(13.51%)	1.14%	1.10%	0.62%	98%	$25,687
Class 3
Year Ended 12/31/2022	$32.91	(9.56%)	1.01%	0.95%	0.78%	24%	$65,155
Year Ended 12/31/2021	$36.39	32.14%	1.01%	0.95%	0.57%	32%	$73,390
Year Ended 12/31/2020	$27.54	7.41%	1.01%	0.94%	0.91%	40%	$59,101
Year Ended 12/31/2019	$25.64	31.42%	1.01%	0.95%	1.08%	31%	$68,354
Year Ended 12/31/2018	$19.51	(13.40%)	1.01%	0.97%	0.73%	98%	$61,387
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
20	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.83%
Class 2	1.08
Class 3	0.955
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $72,365,731 and $103,645,504, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
22	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 95.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Mid Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
26	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
28	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
30	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2022	31

Columbia Variable Portfolio – Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7021_12_B01_(02/23

Annual Report
December 31, 2022
Columbia Variable Portfolio – Seligman Global Technology Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Seligman Global Technology Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 2006
Shekhar Pramanick
Technology Team Member
Managed Fund since 2014
Sanjay Devgan
Technology Team Member
Managed Fund since 2014
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since 2018
Sanjiv Wadhwani
Technology Team Member
Managed Fund since 2021
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	-31.72	14.63	18.70
Class 2	05/01/00	-31.86	14.35	18.39
MSCI World Information Technology Index (Net)		-30.79	13.18	16.17
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	8.5
Consumer Discretionary	2.1
Health Care	0.4
Industrials	2.8
Information Technology	86.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2022)
Information Technology
Application Software	8.1
Communications Equipment	4.5
Data Processing & Outsourced Services	5.1
Electronic Equipment & Instruments	2.1
Internet Services & Infrastructure	2.7
IT Consulting & Other Services	0.8
Semiconductor Equipment	13.5
Semiconductors	23.9
Systems Software	15.7
Technology Hardware, Storage & Peripherals	9.8
Total	86.2
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2022)
Canada	0.3
Germany	0.5
Israel	1.8
Japan	2.4
Netherlands	1.6
Sweden	0.9
United States(a)	92.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2022, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio - Seligman Global Technology Fund returned -31.86%. The Fund’s benchmark, the MSCI World Information Technology Index (Net) returned -30.79% for the same time period.
Market overview
Both U.S. and international equities finished sharply lower for the calendar year 2022. Historically high inflation and efforts on the part of the U.S. Federal Reserve (Fed) to contain prices were the principal drivers of the U.S. equity market downturn. Inflation had begun to drift upward in late 2021 but spiked in the wake of Russia’s late-February 2022 invasion of Ukraine. U.S. consumer price inflation rose above 8% in March and peaked at 9.1% in June. The Fed responded by raising its benchmark overnight lending rate seven times, leaving the fed funds target range at 4.25%-4.50% at year-end, up from 0.0%-0.25% entering 2022. The increase in interest rates generally had the largest negative impact on the most growth-oriented segments of the market, most notably the information technology sector.
Despite a tremendous rebound in the fourth quarter, developed international equity markets struggled and finished down by double-digit percentages in U.S. dollar terms over the one-year period ending December 31, 2022. Energy stocks were the only economic sector within the MSCI EAFE Index (Net) to finish with positive returns, up more than 26% for the year.  Next best were financials, which declined about 5%. All other sectors suffered double-digit losses.
Numerous concerns weighed on sentiment throughout the first three quarters of the year, particularly a toxic combination of geopolitical and financial market events that punished most asset returns except for “hard” assets such as oil, gold and other commodities. As a result of the invasion of Ukraine by Russia, many western nations imposed punitive sanctions on Russia that limited its ability to transact in global markets and access assets held outside its borders.  Combined, Russia and Ukraine provide a significant portion of many raw materials to the global economy, focused most prominently in Europe and the Middle East.  Loss of these supplies disrupted access to necessities for many countries and raised the cost of such goods precipitously in some cases.
As the war in Ukraine continued to grind on, pressure on commodity markets around the world was made even worse by lockdowns in China stemming from a zero-COVID-19 policy. Mounting inflationary pressures forced central banks globally into the unfortunate position of needing to tighten monetary policy despite deteriorating economic conditions.  These stagflationary conditions proved to be a major driver of poor returns across both stocks and bonds.
The Fund’s notable detractors during the period
•	Selections within the semiconductor, communications equipment and technology hardware industries detracted most from results versus the benchmark during the period.
•	An overweighted allocation to the semiconductor industry, an out-of-benchmark allocation to interactive media in the communication services sector and an underweight to the technology hardware industry also detracted.
•	Top individual detractors to relative performance included semiconductor companies Synaptics, Inc., Teradyne, Inc., Marvell Technology, Inc. and Lam Research Corp.
•	Not owning global payment-processing company Mastercard weighed on relative results.
The Fund’s notable contributors during the period
•	Allocation decisions, namely an overweight to communication services sector (particularly within the entertainment and media industries) and an out-of-benchmark allocation to the industrials sector contributed to Fund results versus the benchmark.
•	Within the information technology sector, an underweight to the software industry was also additive.
•	Selections within the software, IT services and electronic equipment industries contributed positively to Fund results versus the benchmark.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Top individual holdings that contributed during the period, relative to the benchmark, included software company Synopsis, Inc., semiconductor company Analog Devices, Inc., gaming company Activision Blizzard, Inc. and communications equipment company Plantronics, Inc. During the period, Plantronics was acquired by Hewlett-Packard, and it was announced that Activision Blizzard would be acquired by Microsoft.
•	Not owning software company NVIDIA Corp., e-commerce company Shopify Inc. and online payments company PayPal Holdings, Inc. also contributed versus the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	967.70	1,020.16	4.83	4.96	0.98
Class 2	1,000.00	1,000.00	967.10	1,018.90	6.07	6.23	1.23
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Canada 0.3%
Shaw Communications, Inc.	10,295	296,608
Germany 0.5%
TeamViewer AG(a)	45,115	578,714
Israel 1.8%
Check Point Software Technologies Ltd.(a)	8,800	1,110,208
CyberArk Software Ltd.(a)	4,015	520,545
Tower Semiconductor Ltd.(a)	6,459	279,029
Total		1,909,782
Japan 2.4%
Renesas Electronics Corp.(a)	251,000	2,218,404
Sumco Corp.	26,300	348,438
Total		2,566,842
Netherlands 1.6%
NXP Semiconductors NV	10,932	1,727,584
Sweden 0.8%
Telefonaktiebolaget LM Ericsson, ADR	154,396	901,673
United States 90.9%
Activision Blizzard, Inc.	22,201	1,699,487
Adeia, Inc.	88,040	834,619
Advanced Energy Industries, Inc.	23,201	1,990,182
Alphabet, Inc., Class A(a)	45,283	3,995,319
Alphabet, Inc., Class C(a)	17,969	1,594,389
Analog Devices, Inc.	20,691	3,393,945
Apple, Inc.	44,286	5,754,080
Applied Materials, Inc.	35,998	3,505,485
Arista Networks, Inc.(a)	6,609	802,002
Bloom Energy Corp., Class A(a)	141,127	2,698,348
Broadcom, Inc.	9,590	5,362,057
Cerence, Inc.(a)	16,185	299,908
Comcast Corp., Class A(b)	13,188	461,184
Dell Technologies, Inc.	27,902	1,122,219
Dropbox, Inc., Class A(a)	119,547	2,675,462
DXC Technology Co.(a)	20,567	545,026
eBay, Inc.	54,180	2,246,845
Eiger BioPharmaceuticals, Inc.(a)	74,741	88,194
Common Stocks (continued)
Issuer	Shares	Value ($)
F5, Inc.(a),(b)	10,422	1,495,661
Fidelity National Information Services, Inc.	12,410	842,019
Fiserv, Inc.(a)	12,879	1,301,681
Fortinet, Inc.(a)	39,677	1,939,809
Gen Digital, Inc.	98,605	2,113,105
GlobalFoundries, Inc.(a)	23,503	1,266,577
GoDaddy, Inc., Class A(a)	37,921	2,837,249
HireRight Holdings Corp.(a)	20,056	237,864
Intapp, Inc.(a)	5,312	132,481
Lam Research Corp.	15,407	6,475,562
Legend Biotech Corp., ADR(a)	6,532	326,077
Lumentum Holdings, Inc.(a)	23,093	1,204,762
Marvell Technology, Inc.	53,823	1,993,604
Match Group, Inc.(a)	8,145	337,936
Microchip Technology, Inc.	25,800	1,812,450
Micron Technology, Inc.(b)	10,472	523,391
Microsoft Corp.	16,226	3,891,319
National Instruments Corp.	5,571	205,570
NetApp, Inc.	36,638	2,200,478
ON Semiconductor Corp.(a)	1,774	110,644
Oracle Corp.	34,080	2,785,699
Palo Alto Networks, Inc.(a)	13,865	1,934,722
Qorvo, Inc.(a)	18,113	1,641,762
QUALCOMM, Inc.	793	87,182
Rambus, Inc.(a)	26,779	959,224
Salesforce, Inc.(a)	4,437	588,302
Skyworks Solutions, Inc.	2,167	197,479
SMART Global Holdings, Inc.(a)	46,706	694,985
Splunk, Inc.(a)	3,842	330,758
Synaptics, Inc.(a)	28,336	2,696,454
Synopsys, Inc.(a)	12,173	3,886,717
Tenable Holdings, Inc.(a)	8,199	312,792
Teradyne, Inc.	44,669	3,901,837
Thoughtworks Holding, Inc.(a)	26,673	271,798
T-Mobile US, Inc.(a)	3,638	509,320
Transphorm, Inc.(a)	26,979	146,766
Viavi Solutions, Inc.(a)	30,526	320,828
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Visa, Inc., Class A	15,563	3,233,369
VMware, Inc., Class A(a)	8,629	1,059,296
Western Digital Corp.(a)	38,697	1,220,890
Total		97,097,170
Total Common Stocks (Cost $92,103,092)		105,078,373

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(c),(d)	1,590,777	1,590,299
Total Money Market Funds (Cost $1,590,201)		1,590,299
Total Investments in Securities (Cost $93,693,293)		106,668,672
Other Assets & Liabilities, Net		213,014
Net Assets		$106,881,686
At December 31, 2022, securities and/or cash totaling $918,286 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Comcast Corp	Morgan Stanley	USD	(444,119)	(127)	45.00	1/19/2024	(12,275)	(17,336)
F5, Inc.	Morgan Stanley	USD	(14,351)	(1)	195.00	1/20/2023	(594)	(150)
Micron Technology, Inc.	Morgan Stanley	USD	(459,816)	(92)	70.00	6/16/2023	(26,941)	(8,648)
Total							(39,810)	(26,134)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	2,982,402	23,779,042	(25,171,298)	153	1,590,299	(258)	28,228	1,590,777
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Canada	296,608	—	—	296,608
Germany	—	578,714	—	578,714
Israel	1,909,782	—	—	1,909,782
Japan	—	2,566,842	—	2,566,842
Netherlands	1,727,584	—	—	1,727,584
Sweden	901,673	—	—	901,673
United States	97,097,170	—	—	97,097,170
Total Common Stocks	101,932,817	3,145,556	—	105,078,373
Money Market Funds	1,590,299	—	—	1,590,299
Total Investments in Securities	103,523,116	3,145,556	—	106,668,672
Investments in Derivatives
Liability
Options Contracts Written	(26,134)	—	—	(26,134)
Total	103,496,982	3,145,556	—	106,642,538
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $92,103,092)	$105,078,373
Affiliated issuers (cost $1,590,201)	1,590,299
Receivable for:
Investments sold	297,694
Capital shares sold	11,302
Dividends	47,842
Foreign tax reclaims	2,696
Expense reimbursement due from Investment Manager	584
Prepaid expenses	6,550
Total assets	107,035,340
Liabilities
Option contracts written, at value (premiums received $39,810)	26,134
Payable for:
Capital shares purchased	7,674
Management services fees	2,679
Distribution and/or service fees	454
Service fees	47,178
Compensation of board members	47,870
Compensation of chief compliance officer	20
Audit fees	14,750
Other expenses	6,895
Total liabilities	153,654
Net assets applicable to outstanding capital stock	$106,881,686
Represented by
Paid in capital	87,744,495
Total distributable earnings (loss)	19,137,191
Total - representing net assets applicable to outstanding capital stock	$106,881,686
Class 1
Net assets	$40,656,409
Shares outstanding	1,967,435
Net asset value per share	$20.66
Class 2
Net assets	$66,225,277
Shares outstanding	3,774,177
Net asset value per share	$17.55
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$1,002,861
Dividends — affiliated issuers	28,228
Foreign taxes withheld	(21,495)
Total income	1,009,594
Expenses:
Management services fees	1,121,743
Distribution and/or service fees
Class 2	186,449
Service fees	222,692
Compensation of board members	12,853
Custodian fees	16,047
Printing and postage fees	1,846
Audit fees	31,705
Legal fees	13,681
Interest on interfund lending	20
Compensation of chief compliance officer	19
Other	13,846
Total expenses	1,620,901
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(228,091)
Total net expenses	1,392,810
Net investment loss	(383,216)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,630,989
Investments — affiliated issuers	(258)
Foreign currency translations	(4,586)
Options contracts written	28,190
Net realized gain	6,654,335
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(58,085,465)
Investments — affiliated issuers	153
Foreign currency translations	3
Options contracts written	13,676
Net change in unrealized appreciation (depreciation)	(58,071,633)
Net realized and unrealized loss	(51,417,298)
Net decrease in net assets resulting from operations	$(51,800,514)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment loss	$(383,216)	$(273,156)
Net realized gain	6,654,335	30,061,713
Net change in unrealized appreciation (depreciation)	(58,071,633)	19,456,859
Net increase (decrease) in net assets resulting from operations	(51,800,514)	49,245,416
Distributions to shareholders
Net investment income and net realized gains
Class 1	(11,069,734)	(6,326,232)
Class 2	(18,760,666)	(10,678,214)
Total distributions to shareholders	(29,830,400)	(17,004,446)
Increase in net assets from capital stock activity	14,755,455	5,738,398
Total increase (decrease) in net assets	(66,875,459)	37,979,368
Net assets at beginning of year	173,757,145	135,777,777
Net assets at end of year	$106,881,686	$173,757,145

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	61,279	1,346,007	6,303	224,752
Distributions reinvested	466,094	11,069,734	183,475	6,326,232
Redemptions	(233,114)	(6,564,096)	(374,568)	(13,228,843)
Net increase (decrease)	294,259	5,851,645	(184,790)	(6,677,859)
Class 2
Subscriptions	651,021	13,854,015	947,366	30,645,097
Distributions reinvested	929,206	18,760,666	350,335	10,678,214
Redemptions	(914,227)	(23,710,871)	(920,024)	(28,907,054)
Net increase	666,000	8,903,810	377,677	12,416,257
Total net increase	960,259	14,755,455	192,887	5,738,398
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$39.33	(0.04)	(11.51)	(11.55)	—	(7.12)	(7.12)
Year Ended 12/31/2021	$31.55	(0.01)	11.76	11.75	(0.15)	(3.82)	(3.97)
Year Ended 12/31/2020	$23.36	0.15	10.03	10.18	—	(1.99)	(1.99)
Year Ended 12/31/2019	$17.78	0.02	9.00	9.02	—	(3.44)	(3.44)
Year Ended 12/31/2018	$21.56	0.01	(1.47)	(1.46)	—	(2.32)	(2.32)
Class 2
Year Ended 12/31/2022	$34.73	(0.10)	(10.04)	(10.14)	—	(7.04)	(7.04)
Year Ended 12/31/2021	$28.26	(0.09)	10.48	10.39	(0.10)	(3.82)	(3.92)
Year Ended 12/31/2020	$21.12	0.08	9.00	9.08	—	(1.94)	(1.94)
Year Ended 12/31/2019	$16.33	(0.03)	8.20	8.17	—	(3.38)	(3.38)
Year Ended 12/31/2018	$19.99	(0.04)	(1.35)	(1.39)	—	(2.27)	(2.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$20.66	(31.72%)	1.17%(c)	0.98%(c)	(0.16%)	15%	$40,656
Year Ended 12/31/2021	$39.33	39.03%	1.17%(c)	0.99%(c)	(0.04%)	35%	$65,802
Year Ended 12/31/2020	$31.55	46.18%	1.19%(c),(d)	0.98%(c),(d)	0.62%	46%	$58,611
Year Ended 12/31/2019	$23.36	55.31%	1.18%(c)	0.97%(c)	0.09%	56%	$44,565
Year Ended 12/31/2018	$17.78	(8.15%)	1.09%(c),(d)	1.03%(c),(d)	0.05%	44%	$32,129
Class 2
Year Ended 12/31/2022	$17.55	(31.86%)	1.42%(c)	1.23%(c)	(0.41%)	15%	$66,225
Year Ended 12/31/2021	$34.73	38.68%	1.42%(c)	1.24%(c)	(0.28%)	35%	$107,955
Year Ended 12/31/2020	$28.26	45.80%	1.44%(c),(d)	1.23%(c),(d)	0.37%	46%	$77,167
Year Ended 12/31/2019	$21.12	54.97%	1.43%(c)	1.21%(c)	(0.15%)	56%	$57,023
Year Ended 12/31/2018	$16.33	(8.45%)	1.33%(c),(d)	1.28%(c),(d)	(0.22%)	44%	$33,975
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund has written option contracts to decrease the Fund’s exposure to equity market risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
20	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	26,134
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	28,190

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	13,676
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average value ($)*
Options contracts — written	(7,629)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
Morgan Stanley ($)
Liabilities
Options contracts written	26,134
Total Financial and Derivative Net Assets	(26,134)
Total collateral received (pledged) (a)	(26,134)
Net Amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
22	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2022, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.705% as the Fund’s net assets increase. Prior to July 1, 2022, the
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.915% to 0.755% as the Fund’s net assets increased. The effective management services fee rate for the year ended December 31, 2022 was 0.915% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.18% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.98%	0.99%
Class 2	1.23	1.24
24	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
383,891	4,585	(388,476)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,022,512	25,807,888	29,830,400	2,502,622	14,501,824	17,004,446
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	6,626,195	—	12,557,496
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
94,085,042	21,118,431	(8,560,935)	12,557,496
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $18,086,515 and $32,581,760, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	450,000	0.73	2
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
26	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2022, two unaffiliated shareholders of record owned 71.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Seligman Global Technology Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Seligman Global Technology Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Dividends received deduction	Capital gain dividend
34.56%	$6,978,553
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
30	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
32	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
34	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2022	35

Columbia Variable Portfolio – Seligman Global Technology Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7072_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Limited Duration Credit Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Limited Duration Credit Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2010
Royce D. Wilson, CFA
Portfolio Manager
Managed Fund since 2012
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Shannon Rinehart, CFA
Portfolio Manager
Managed Fund since February 2022
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-6.08	1.31	1.38
Class 2	05/07/10	-6.36	1.04	1.12
Bloomberg U.S. 1-5 Year Corporate Index		-5.62	1.35	1.70
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. .
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Corporate Bonds & Notes	92.8
Money Market Funds	2.2
U.S. Treasury Obligations	5.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2022)
AAA rating	5.1
AA rating	0.4
A rating	27.1
BBB rating	62.0
BB rating	5.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 88.81% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Limited Duration Credit Fund returned -6.36%. The Fund’s benchmark, the Bloomberg U.S. 1-5 Year Corporate Index, returned -5.62% for the same time period.
Market overview
Historically high inflation, and efforts on the part of the U.S. Federal Reserve (Fed) to contain prices, were the principal drivers of the bond market’s negative return for the 12 months that ended December 31, 2022. Inflation had begun to drift upward in late 2021, but spiked in the wake of Russia’s late-February 2022 invasion of Ukraine. U.S. consumer price inflation rose above 8% in March and peaked at 9.1% in June. The Fed responded by raising its benchmark overnight lending rate seven times, leaving the federal funds target range at 4.25%-4.50% at year-end, as compared to 0.0%-0.25% entering 2022
The U.S. Treasury yield curve finished the 12-month period dramatically higher. The two-year Treasury note began 2022 at 0.73% and ended the year at 4.41%, for an increase of 368 basis points, while the yield on the bellwether 10-year Treasury rose a more modest 236 basis points, from 1.52% to 3.88%. (A basis point is 1/100 of a percent.) As a result, the Treasury curve ended 2022 significantly inverted (meaning that short-term yields were higher than long-term yields), a development which has frequently foreshadowed recession. Against this backdrop, bond market returns for the period were negative and credit spreads generally widened.
The Fund’s notable detractors during the period
•	The Fund’s positioning along the yield curve, and slightly overweight stance with respect to duration and corresponding interest rate sensitivity, detracted from performance as interest rates finished the period sharply higher. We generally seek to keep the Fund positioned relatively neutrally with respect to the yield curve and duration, rather than actively manage this exposure.
•	Security selection within financials weighed on relative performance, although, as noted below, security selection overall was a neutral factor.
The Fund’s notable contributors during the period
•	Sector allocation was the primary positive contributor to the Fund’s performance relative to the benchmark over the period, highlighted by overweight allocations to life insurance, electric, and aerospace/defense companies.
•	The Fund’s slightly overweighted stance with respect to credit risk was a neutral-to-marginally positive factor in relative performance, despite the widening of credit spreads seen during the period, due to the concentration of credit exposure within utilities and industrials relative to financials.
•	While overall security selection was essentially a neutral factor in relative performance, selection within utilities and industrials proved additive.
•	At period end, the Fund’s largest overweights were to the electric, media and entertainment and life insurance sectors, while the most significant underweights were to banking, technology and pharmaceuticals.
•	The Fund maintained a modest overweight to credit at period end.
Derivative usage
The Fund employed Treasury futures contracts during the 12-month period to seek to reduce the potentially negative impact of rising interest rates. The use of these derivatives, on a stand-alone basis, contributed to Fund performance during the period.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. As a non-diversified fund, fewer investments could have a greater effect on performance. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,005.70	1,022.81	2.26	2.28	0.45
Class 2	1,000.00	1,000.00	1,004.10	1,021.56	3.52	3.55	0.70
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 92.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 3.8%
Boeing Co. (The)
02/01/2026	2.750%	23,500,000	21,822,483
02/04/2026	2.196%	5,991,000	5,445,349
Howmet Aerospace, Inc.
01/15/2029	3.000%	9,025,000	7,627,767
Total			34,895,599
Automotive 0.8%
General Motors Financial Co., Inc.
04/09/2027	5.000%	5,287,000	5,125,571
04/10/2028	2.400%	2,731,000	2,304,736
Total			7,430,307
Banking 17.1%
Bank of America Corp.(a)
12/20/2028	3.419%	47,437,000	43,026,860
HSBC Holdings PLC(a)
11/22/2027	2.251%	25,853,000	22,395,516
JPMorgan Chase & Co.(a)
06/14/2030	4.565%	33,130,000	31,283,549
10/15/2030	2.739%	8,622,000	7,240,508
Morgan Stanley(a)
07/22/2025	2.720%	12,530,000	11,986,755
05/04/2027	1.593%	3,793,000	3,329,786
01/21/2028	2.475%	18,980,000	16,860,710
Wells Fargo & Co.(a)
06/17/2027	3.196%	8,718,000	8,093,137
06/02/2028	2.393%	14,882,000	13,124,683
Total			157,341,504
Building Materials 0.8%
Ferguson Finance PLC(b)
04/20/2027	4.250%	7,842,000	7,419,192
Cable and Satellite 3.8%
Charter Communications Operating LLC/Capital
01/15/2029	2.250%	26,045,000	20,933,962
Sky PLC(b)
09/16/2024	3.750%	14,515,000	14,171,345
Total			35,105,307
Diversified Manufacturing 0.3%
General Electric Co.(c)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	8.099%	2,465,000	2,440,975
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 21.3%
AES Corp. (The)
01/15/2026	1.375%	27,670,000	24,654,728
American Electric Power Co., Inc.
11/01/2025	1.000%	1,500,000	1,341,022
CenterPoint Energy, Inc.
09/01/2024	2.500%	2,772,000	2,659,443
CMS Energy Corp.
11/15/2025	3.600%	30,396,000	28,961,674
08/15/2027	3.450%	2,987,000	2,766,525
DTE Energy Co.
11/01/2024	4.220%	9,414,000	9,263,680
03/15/2027	3.800%	6,879,000	6,441,357
Edison International
11/15/2024	3.550%	2,150,000	2,076,283
Emera U.S. Finance LP
06/15/2024	0.833%	2,962,000	2,771,488
Emera US Finance LP
06/15/2026	3.550%	28,398,000	26,667,940
Eversource Energy
08/15/2030	1.650%	11,571,000	9,000,287
FirstEnergy Transmission LLC(b)
01/15/2025	4.350%	11,980,000	11,648,171
Georgia Power Co.
07/30/2023	2.100%	12,915,000	12,692,028
NextEra Energy Capital Holdings, Inc.(c)
SOFR + 0.400% 11/03/2023	4.700%	7,255,000	7,226,041
NextEra Energy Operating Partners LP(b)
07/15/2024	4.250%	9,550,000	9,280,973
NRG Energy, Inc.(b)
12/02/2027	2.450%	12,997,000	10,780,097
Pacific Gas and Electric Co.
06/15/2028	3.000%	13,315,000	11,542,032
Pinnacle West Capital Corp.
06/15/2025	1.300%	2,403,000	2,189,256
Public Service Enterprise Group, Inc.
11/08/2023	0.841%	3,045,000	2,932,809
Southern California Edison Co.
11/01/2027	5.850%	5,495,000	5,673,862
WEC Energy Group, Inc.
09/15/2023	0.550%	2,990,000	2,893,922
06/15/2025	3.550%	2,212,000	2,115,759
Total			195,579,377
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.6%
GFL Environmental, Inc.(b)
08/01/2025	3.750%	5,450,000	5,146,883
Food and Beverage 3.7%
Bacardi Ltd.(b)
05/15/2028	4.700%	35,171,000	33,785,881
Health Care 6.5%
GE Healthcare Holding LLC(b)
11/15/2027	5.650%	19,805,000	20,095,513
HCA, Inc.
06/15/2026	5.250%	23,535,000	23,259,851
HCA, Inc.(b)
03/15/2027	3.125%	2,933,000	2,667,993
Thermo Fisher Scientific, Inc.(c)
SOFR + 0.390% 10/18/2023	4.690%	14,166,000	14,097,940
Total			60,121,297
Healthcare Insurance 2.7%
Aetna, Inc.
11/15/2024	3.500%	2,425,000	2,357,772
Centene Corp.
12/15/2027	4.250%	4,407,000	4,138,384
07/15/2028	2.450%	22,050,000	18,604,291
Total			25,100,447
Independent Energy 0.7%
Canadian Natural Resources Ltd.
07/15/2025	2.050%	4,224,000	3,931,165
Occidental Petroleum Corp.
09/01/2028	6.375%	2,504,000	2,535,949
Total			6,467,114
Life Insurance 7.8%
CoreBridge Financial, Inc.(b)
04/05/2027	3.650%	1,508,000	1,404,790
Five Corners Funding Trust(b)
11/15/2023	4.419%	15,160,000	15,015,636
Metropolitan Life Global Funding I(b)
08/25/2025	4.050%	3,603,000	3,525,245
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	20,087,000	19,414,338
Principal Life Global Funding II(b)
11/21/2024	2.250%	17,640,000	16,678,912
08/16/2026	1.250%	15,227,000	13,209,592
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Voya Financial, Inc.
06/15/2026	3.650%	2,245,000	2,129,000
Total			71,377,513
Media and Entertainment 4.9%
Magallanes, Inc.(b)
03/15/2029	4.054%	33,215,000	28,787,686
Netflix, Inc.(b)
11/15/2029	5.375%	16,705,000	16,355,041
Total			45,142,727
Metals and Mining 0.4%
Alcoa Nederland Holding BV(b)
12/15/2027	5.500%	3,860,000	3,719,188
Midstream 3.4%
Colorado Interstate Gas Co. LLC/Issuing Corp.(b)
08/15/2026	4.150%	4,685,000	4,477,621
MPLX LP
12/01/2027	4.250%	3,880,000	3,664,906
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	16,055,000	15,436,143
Western Gas Partners LP
07/01/2026	4.650%	7,609,000	7,240,512
Total			30,819,182
Natural Gas 0.8%
NiSource, Inc.
09/01/2029	2.950%	8,370,000	7,270,617
Packaging 1.7%
Berry Global, Inc.
01/15/2026	1.570%	17,869,000	15,955,358
Technology 5.5%
Fidelity National Information Services, Inc.
03/01/2024	0.600%	1,734,000	1,641,864
07/15/2025	4.500%	8,264,000	8,111,247
Microchip Technology, Inc.
09/01/2023	2.670%	12,140,000	11,899,900
02/15/2024	0.972%	6,364,000	6,050,331
09/01/2024	0.983%	11,387,000	10,560,619
NXP BV/Funding LLC/USA, Inc.
06/01/2027	4.400%	6,697,000	6,418,488
VeriSign, Inc.
04/01/2025	5.250%	5,935,000	5,924,884
Total			50,607,333

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 1.8%
BAT Capital Corp.
08/15/2027	3.557%	12,055,000	10,977,122
Philip Morris International, Inc.
11/17/2029	5.625%	5,413,000	5,512,868
Total			16,489,990
Wireless 3.7%
Sprint Spectrum Co. I/II/III LLC(b)
03/20/2028	5.152%	16,427,000	16,207,600
T-Mobile US, Inc.
02/15/2026	2.250%	13,753,000	12,525,175
04/15/2027	3.750%	5,368,000	5,061,225
Total			33,794,000
Total Corporate Bonds & Notes (Cost $897,588,848)			846,009,791

U.S. Treasury Obligations 4.9%

U.S. Treasury
08/15/2025	3.125%	8,622,000	8,371,423
09/15/2025	3.500%	12,000,000	11,761,875
06/30/2027	3.250%	14,000,000	13,539,532
07/31/2027	2.750%	12,218,600	11,561,850
Total U.S. Treasury Obligations (Cost $46,604,661)			45,234,680
Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(d),(e)	20,555,274	20,549,107
Total Money Market Funds (Cost $20,546,087)		20,549,107
Total Investments in Securities (Cost: $964,739,596)		911,793,578
Other Assets & Liabilities, Net		7,105,224
Net Assets		918,898,802

At December 31, 2022, securities and/or cash totaling $4,150,487 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,004	03/2023	USD	205,898,439	215,125	—
U.S. Treasury 2-Year Note	218	03/2023	USD	44,707,031	—	(48,563)
Total					215,125	(48,563)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(1,021)	03/2023	USD	(114,655,109)	317,995	—
U.S. Treasury 5-Year Note	(740)	03/2023	USD	(79,867,969)	59,482	—
U.S. Treasury Ultra 10-Year Note	(18)	03/2023	USD	(2,129,063)	2,919	—
Total					380,396	—
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $253,791,697, which represents 27.62% of total net assets.
(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	23,477,596	1,350,163,615	(1,353,095,980)	3,876	20,549,107	(40,772)	723,156	20,555,274
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	846,009,791	—	846,009,791
U.S. Treasury Obligations	—	45,234,680	—	45,234,680
Money Market Funds	20,549,107	—	—	20,549,107
Total Investments in Securities	20,549,107	891,244,471	—	911,793,578
Investments in Derivatives
Asset
Futures Contracts	595,521	—	—	595,521
Liability
Futures Contracts	(48,563)	—	—	(48,563)
Total	21,096,065	891,244,471	—	912,340,536
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $944,193,509)	$891,244,471
Affiliated issuers (cost $20,546,087)	20,549,107
Cash	4
Margin deposits on:
Futures contracts	4,150,487
Receivable for:
Capital shares sold	9,124
Dividends	102,613
Interest	6,945,921
Variation margin for futures contracts	230,564
Expense reimbursement due from Investment Manager	1,254
Prepaid expenses	12,029
Total assets	923,245,574
Liabilities
Payable for:
Capital shares purchased	3,971,972
Variation margin for futures contracts	196,037
Management services fees	12,120
Distribution and/or service fees	691
Service fees	6,129
Compensation of board members	135,715
Compensation of chief compliance officer	189
Other expenses	23,919
Total liabilities	4,346,772
Net assets applicable to outstanding capital stock	$918,898,802
Represented by
Paid in capital	982,927,631
Total distributable earnings (loss)	(64,028,829)
Total - representing net assets applicable to outstanding capital stock	$918,898,802
Class 1
Net assets	$818,216,281
Shares outstanding	89,272,010
Net asset value per share	$9.17
Class 2
Net assets	$100,682,521
Shares outstanding	11,035,014
Net asset value per share	$9.12
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	13

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$723,156
Interest	30,813,432
Interfund lending	882
Total income	31,537,470
Expenses:
Management services fees	5,184,551
Distribution and/or service fees
Class 2	230,171
Service fees	61,385
Compensation of board members	20,568
Custodian fees	9,676
Printing and postage fees	8,187
Audit fees	29,500
Legal fees	26,043
Compensation of chief compliance officer	161
Other	19,574
Total expenses	5,589,816
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(386,425)
Total net expenses	5,203,391
Net investment income	26,334,079
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(43,589,756)
Investments — affiliated issuers	(40,772)
Futures contracts	8,521,668
Net realized loss	(35,108,860)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(52,652,854)
Investments — affiliated issuers	3,876
Futures contracts	962,892
Net change in unrealized appreciation (depreciation)	(51,686,086)
Net realized and unrealized loss	(86,794,946)
Net decrease in net assets resulting from operations	$(60,460,867)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$26,334,079	$9,365,945
Net realized gain (loss)	(35,108,860)	13,449,724
Net change in unrealized appreciation (depreciation)	(51,686,086)	(28,413,610)
Net decrease in net assets resulting from operations	(60,460,867)	(5,597,941)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(9,185,017)	(12,952,166)
Class 2	(477,058)	(1,249,319)
Total distributions to shareholders	(9,662,075)	(14,201,485)
Increase in net assets from capital stock activity	90,106,344	166,992,501
Total increase in net assets	19,983,402	147,193,075
Net assets at beginning of year	898,915,400	751,722,325
Net assets at end of year	$918,898,802	$898,915,400

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	82,536,420	767,606,691	17,053,409	171,251,440
Distributions reinvested	990,832	9,185,017	1,304,347	12,952,166
Redemptions	(76,228,754)	(701,071,006)	(2,663,232)	(26,594,221)
Net increase	7,298,498	75,720,702	15,694,524	157,609,385
Class 2
Subscriptions	2,904,349	26,681,242	2,347,402	23,320,621
Distributions reinvested	51,630	477,058	126,194	1,249,319
Redemptions	(1,373,476)	(12,772,658)	(1,531,476)	(15,186,824)
Net increase	1,582,503	14,385,642	942,120	9,383,116
Total net increase	8,881,001	90,106,344	16,636,644	166,992,501
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$9.84	0.23	(0.83)	(0.60)	(0.07)	(0.07)
Year Ended 12/31/2021	$10.06	0.11	(0.17)	(0.06)	(0.16)	(0.16)
Year Ended 12/31/2020	$9.76	0.19	0.38	0.57	(0.27)	(0.27)
Year Ended 12/31/2019	$9.28	0.25	0.46	0.71	(0.23)	(0.23)
Year Ended 12/31/2018	$9.44	0.21	(0.19)	0.02	(0.18)	(0.18)
Class 2
Year Ended 12/31/2022	$9.79	0.20	(0.82)	(0.62)	(0.05)	(0.05)
Year Ended 12/31/2021	$10.01	0.08	(0.16)	(0.08)	(0.14)	(0.14)
Year Ended 12/31/2020	$9.72	0.16	0.38	0.54	(0.25)	(0.25)
Year Ended 12/31/2019	$9.24	0.22	0.47	0.69	(0.21)	(0.21)
Year Ended 12/31/2018	$9.40	0.19	(0.19)	0.00(c)	(0.16)	(0.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$9.17	(6.08%)	0.49%	0.46%	2.45%	110%	$818,216
Year Ended 12/31/2021	$9.84	(0.59%)	0.50%	0.48%	1.08%	88%	$806,365
Year Ended 12/31/2020	$10.06	5.90%	0.50%	0.49%	1.92%	92%	$666,530
Year Ended 12/31/2019	$9.76	7.69%	0.50%	0.49%	2.58%	110%	$684,486
Year Ended 12/31/2018	$9.28	0.24%	0.50%	0.50%	2.30%	62%	$707,421
Class 2
Year Ended 12/31/2022	$9.12	(6.36%)	0.74%	0.71%	2.18%	110%	$100,683
Year Ended 12/31/2021	$9.79	(0.84%)	0.75%	0.73%	0.83%	88%	$92,550
Year Ended 12/31/2020	$10.01	5.57%	0.75%	0.74%	1.63%	92%	$85,193
Year Ended 12/31/2019	$9.72	7.47%	0.75%	0.74%	2.32%	110%	$54,988
Year Ended 12/31/2018	$9.24	(0.02%)	0.75%	0.75%	2.06%	62%	$46,253
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
18	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	595,521*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	48,563*

20	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	8,521,668
Total	8,521,668

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	962,892
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	210,116,614
Futures contracts — short	167,899,805

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.33% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.48% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
22	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.45%	0.48%
Class 2	0.70	0.73
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, principal and/or interest from fixed income securities, capital loss carryforwards and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
357,257	(357,257)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,662,075	—	9,662,075	14,201,485	—	14,201,485
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
26,478,840	—	(37,026,700)	(53,346,613)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
965,687,149	708,019	(54,054,632)	(53,346,613)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(14,973,388)	(22,053,312)	(37,026,700)	—
24	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,244,918,160 and $1,126,467,629, respectively, for the year ended December 31, 2022, of which $148,113,711 and $171,542,821, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,825,000	4.35	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain;
26	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 99.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
(10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Limited Duration Credit Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	29

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
30	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
32	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
34	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2022	35

Columbia Variable Portfolio – Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7015_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Emerging Markets Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Adrian Hilton
Lead Portfolio Manager
Managed Fund since 2020
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	04/30/12	-16.03	-1.63	0.67
Class 2	04/30/12	-16.16	-1.87	0.43
JPMorgan Emerging Markets Bond Index-Global		-16.45	-1.00	1.35
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2022)
AA rating	9.2
A rating	7.6
BBB rating	28.3
BB rating	26.7
B rating	16.6
CCC rating	5.8
CC rating	0.4
C rating	0.1
Not rated	5.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
4	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Country breakdown (%) (at December 31, 2022)
Angola	1.3
Argentina	1.7
Azerbaijan	0.6
Bahrain	1.6
Belarus	0.1
Brazil	2.3
Canada	0.4
Chile	0.3
China	0.3
Colombia	5.8
Croatia	0.2
Dominican Republic	3.2
Ecuador	1.1
Egypt	2.9
Ghana	0.4
Guatemala	1.3
Hong Kong	2.5
Hungary	0.9
India	2.1
Indonesia	6.3
Ireland	0.4
Isle of Man	0.2
Ivory Coast	1.9
Jersey	1.3
Kazakhstan	2.0
Malaysia	0.5
Mexico	9.2
Country breakdown (%) (at December 31, 2022)
Mongolia	0.3
Netherlands	0.5
Oman	1.2
Pakistan	0.3
Panama	2.1
Paraguay	1.8
Peru	0.3
Philippines	1.2
Qatar	5.4
Romania	2.1
Russian Federation	0.4
Saudi Arabia	4.7
South Africa	2.4
Turkey	4.1
Ukraine	0.7
United Arab Emirates	3.8
United Kingdom	0.4
United States(a)	14.0
Venezuela	0.2
Virgin Islands	3.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 35.11% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Emerging Markets Bond Fund returned -16.16%. While absolute returns disappointed, the Fund modestly outperformed its benchmark, the JPMorgan Emerging Markets Bond Index–Global, which returned -16.45% for the same period.
Market overview
In a challenging period for fixed-income assets in general, emerging market bonds suffered declines in 2022. Investor sentiment was dominated by concerns around accelerating global inflation, related expectations and then implementation of tighter monetary policy from the U.S. Federal Reserve (Fed) and other major central banks, the course of the war in Ukraine and the economic impact of COVID-related lockdowns in China.
In the early months of 2022, financial markets endured heightened volatility and risk assets weakened amid the ensuing flight to safety following Russia’s late-February invasion of Ukraine, with investors contemplating the impact of sanctions and supply disruptions on global commodity prices and inflation overall. Oil prices surged on fears the conflict could disrupt supply, supporting the markets of emerging market oil producers. But uncertainty dominated sentiment, and emerging market bond prices trended lower, with bonds in Russia, Belarus and Ukraine suffering the greatest falls. Notably, JPMorgan made the decision to remove Russian debt from all its fixed-income indices, including the Fund’s benchmark, effective March 31, 2022.
As the year progressed, there were brief respites of rebounds, such as those in May and July.  But overall, the sell-off in emerging market bonds persisted against a backdrop of plunging global equities, surging government bond yields and widening credit spreads. Economic growth fears mounted and inflation remained at or close to multi-decade highs in many countries. Major central banks raised interest rates steeply, several countries experienced uncertainties around domestic political elections and the U.S. dollar strengthened. In the fourth quarter, emerging market bonds generally posted gains. Indeed, the benchmark posted its best monthly return in more than two decades in November 2022. Amid growing indications of a recession, particularly in the U.S., and ongoing geopolitical risks, investors in certain emerging market asset classes, including developed market equities and core government bonds, took to interpreting bad news as positive. It seemed such data promoted hopes the Fed would slow its pace of interest rate hikes. Sentiment towards emerging markets assets was further boosted by an apparent thaw in U.S./China relations and hopes that Beijing was relaxing its hardline approach to managing COVID-19. A weakening of the U.S. dollar in the fourth quarter was also supportive.
Throughout the period, a trend towards tighter monetary policy was widespread within the emerging markets. Among those hiking their respective interest rates at various points were the central banks of Argentina, Brazil, Chile, Colombia, Hungary, India, Indonesia, Malaysia, Mexico, Nigeria, Peru, Poland, Romania, Russia, South Africa, Sri Lanka and Thailand. Turkey was a notable outlier, despite escalating inflation, and slashed its rates significantly. The People’s Bank of China left its main interest rate unchanged but tightened regulations around currency trading after the renminbi slid to a 14-year low against the U.S. dollar. Russia lowered its rates from April through July 2022, unwinding the severe tightening of policy it had imposed in February following its invasion of Ukraine and the imposition of Western sanctions.
The Fund’s notable contributors during the period
•	Overall, duration positioning contributed most positively to the Fund’s relative performance, as the Fund maintained a shorter duration than that of its benchmark during a period when U.S. Treasury and other government bond yields rose.
•	Having an allocation to cash and cash equivalents during a period when the benchmark experienced a double-digit decline amid volatile markets and risk-averse investor sentiment proved beneficial.
•	Security selection overall added value, primarily as a result of holding some exposure to Russian bonds when Russia was removed from the benchmark at the end of March 2022.
6	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	JPMorgan marked Russian bonds to zero upon removing them from its indices, thereby decreasing the benchmark’s overall value.
○	By default, the Russian bonds in the Fund’s portfolio contributed positively to relative results as they were still priced higher than zero.
•	The Fund’s underweight to Sri Lanka contributed positively, given its debt market’s poor performance during the period.
○	In April 2022, we exited the Fund’s position in Sri Lanka completely, as we believed the risk of its default had risen.
○	This action proved prudent, as Sri Lanka subsequently announced it would halt payments on external debt to save U.S. dollar reserves, plunging the country into default.
•	The Fund’s overweight to Colombia boosted relative results, as spreads (the differential in yields to U.S. Treasuries) narrowed after leftist candidate Gustavo Petro’s victory in the final round of Colombian presidential elections and the subsequent moderation of his campaign agenda.
•	An out-of-benchmark position in the bonds of Macau gaming company Studio City contributed positively to the Fund’s relative returns.
○	The company’s bond prices rallied toward the end of the calendar year, as the easing of zero-COVID policies in China benefited gaming operators in Macau. Moreover, as expected, the company retained its casino license.
The Fund’s notable detractors during the period
•	Country positioning overall detracted most from relative results, attributable primarily to an overweight to Ukraine, as Ukrainian bonds sold off following the invasion by Russia.
•	Having an underweight to Turkey detracted, as its bond market outperformed the benchmark during the period, despite the country’s weakening fundamentals.
○	Turkey’s fundamentals weakened amid spiraling inflation and a deteriorating lira, its currency.
○	Still, Turkey’s central bank not only refused to raise its interest rates but, on the contrary, implemented several rate cuts during the annual period.
•	The Fund’s underweight to the Middle East region overall detracted, as spreads in the region tightened, aided by elevated oil prices.
○	The Fund maintained an underweight to the region due to what we considered to be rich valuations, expressing our Middle East view via Qatari sovereign and quasi-sovereign bonds.
○	Positioning in the bonds of Qatar Petroleum generated positive performance during the period, but it was not enough to offset the negative effect of positioning in the region as a whole.
•	The Fund held a small position in Mexican local currency bonds as well as some Indonesian rupiah, each of which detracted as inflationary pressures persisted.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,038.80	1,021.26	3.88	3.85	0.76
Class 2	1,000.00	1,000.00	1,037.50	1,020.00	5.16	5.11	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	9

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 12.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 0.5%
Hidrovias International Finance Sarl(a)
02/08/2031	4.950%	2,472,000	1,844,662
02/08/2031	4.950%	200,000	149,244
Total			1,993,906
Colombia 1.0%
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%	535,000	524,333
Millicom International Cellular SA(a)
01/15/2028	5.125%	1,800,000	1,674,838
03/25/2029	6.250%	1,080,000	1,035,969
03/25/2029	6.250%	810,000	776,977
Total			4,012,117
Guatemala 0.5%
Energuate Trust(a)
05/03/2027	5.875%	1,650,000	1,569,198
05/03/2027	5.875%	650,000	618,169
Total			2,187,367
Hong Kong 2.4%
Lenovo Group Ltd.(a)
04/24/2025	5.875%	4,600,000	4,521,055
07/27/2032	6.536%	3,744,000	3,610,018
Xiaomi Best Time International Ltd.(a)
07/14/2031	2.875%	2,800,000	2,017,116
Total			10,148,189
India 1.1%
Adani Electricity Mumbai Ltd.(a)
02/12/2030	3.949%	2,600,000	1,971,473
Adani Ports & Special Economic Zone Ltd.(a)
08/04/2027	4.200%	2,900,000	2,552,098
Total			4,523,571
Ireland 0.4%
Phosagro OAO Via Phosagro Bond Funding DAC(a)
09/16/2028	2.600%	2,128,000	1,480,513
Isle of Man 0.1%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%	735,000	641,842
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jersey 1.3%
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	2,600,000	2,092,280
09/30/2040	2.940%	4,059,426	3,268,301
Total			5,360,581
Netherlands 0.1%
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	430,000	358,291
Philippines 0.6%
SMC Global Power Holdings Corp.(a),(b)
12/31/2049	5.700%	900,000	631,456
12/31/2049	5.950%	2,500,000	1,821,556
Total			2,453,012
Turkey 0.5%
Turk Telekomunikasyon AS(a)
02/28/2025	6.875%	2,300,000	2,167,392
United Kingdom 0.4%
Tullow Oil PLC(a)
03/01/2025	7.000%	2,900,000	1,772,414
Virgin Islands 3.2%
Gold Fields Orogen Holdings BVI Ltd.(a)
05/15/2029	6.125%	2,900,000	2,943,171
JGSH Philippines Ltd.(a)
07/09/2030	4.125%	8,700,000	7,638,761
Studio City Finance Ltd.(a)
01/15/2029	5.000%	3,880,000	2,870,640
Total			13,452,572
Total Corporate Bonds & Notes (Cost $56,731,607)			50,551,767

Foreign Government Obligations(c),(d) 72.4%

Angola 1.3%
Angolan Government International Bond(a)
11/26/2029	8.000%	4,500,000	3,959,124
05/08/2048	9.375%	1,900,000	1,505,758
Total			5,464,882
Argentina 1.7%
Argentine Republic Government International Bond(b)
07/09/2035	0.500%	26,500,000	6,749,765
07/09/2046	0.500%	720,000	183,836
Total			6,933,601
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Azerbaijan 0.6%
Republic of Azerbaijan International Bond(a)
09/01/2032	3.500%	2,900,000	2,419,414
Bahrain 1.5%
Bahrain Government International Bond(a)
05/18/2034	5.625%	3,480,000	3,004,841
CBB International Sukuk Programme Co. WLL(a)
05/18/2029	3.875%	3,867,000	3,442,462
Total			6,447,303
Belarus 0.1%
Republic of Belarus International Bond(a),(e)
02/28/2030	0.000%	750,000	253,864
Brazil 1.8%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%	180,000	174,718
Brazilian Government International Bond
06/12/2030	3.875%	6,196,000	5,382,225
01/07/2041	5.625%	446,000	377,086
01/27/2045	5.000%	1,900,000	1,408,742
Total			7,342,771
Canada 0.4%
MEGlobal Canada ULC(a)
05/18/2025	5.000%	1,600,000	1,571,656
Chile 0.3%
Chile Government International Bond
01/25/2050	3.500%	1,750,000	1,270,421
China 0.3%
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%	1,300,000	1,240,969
Colombia 4.7%
Colombia Government International Bond
01/30/2030	3.000%	9,800,000	7,497,435
04/15/2031	3.125%	6,640,000	4,934,508
04/22/2032	3.250%	2,800,000	2,035,585
Ecopetrol SA
04/29/2030	6.875%	5,800,000	5,265,286
Total			19,732,814
Croatia 0.2%
Croatia Government International Bond(a)
01/26/2024	6.000%	861,000	866,569
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Dominican Republic 3.1%
Dominican Republic International Bond(a)
01/25/2027	5.950%		4,035,000	3,951,779
01/30/2030	4.500%		4,845,000	4,130,387
09/23/2032	4.875%		1,650,000	1,372,894
01/27/2045	6.850%		271,000	235,522
06/05/2049	6.400%		2,500,000	2,023,155
01/30/2060	5.875%		1,650,000	1,212,091
Total				12,925,828
Ecuador 1.1%
Ecuador Government International Bond(a),(b)
07/31/2030	5.500%		4,550,000	2,931,153
07/31/2035	2.500%		1,708,842	791,055
07/31/2040	1.500%		2,342,250	959,284
Total				4,681,492
Egypt 2.9%
Egypt Government International Bond(a)
04/16/2030	5.625%	EUR	2,200,000	1,631,864
04/11/2031	6.375%	EUR	3,300,000	2,452,593
05/29/2032	7.625%		2,585,000	1,914,100
09/30/2033	7.300%		5,000,000	3,544,681
02/21/2048	7.903%		2,100,000	1,326,210
03/01/2049	8.700%		1,550,000	1,033,556
Total				11,903,004
Ghana 0.4%
Ghana Government International Bond(a),(e)
03/26/2051	0.000%		4,300,000	1,498,641
Guatemala 0.8%
Guatemala Government Bond(a)
10/07/2033	3.700%		1,109,000	914,590
06/01/2050	6.125%		2,350,000	2,213,804
Total				3,128,394
Hungary 0.9%
Hungary Government International Bond(a)
09/22/2031	2.125%		2,780,000	2,056,097
09/21/2051	3.125%		2,800,000	1,688,792
Total				3,744,889
India 1.0%
Export-Import Bank of India(a)
01/15/2030	3.250%		4,800,000	4,172,755
Indonesia 6.2%
Indonesia Asahan Aluminium Persero PT(a)
05/15/2050	5.800%		1,800,000	1,507,892

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia Government International Bond
09/18/2029	3.400%		1,900,000	1,750,618
10/30/2049	3.700%		3,800,000	2,940,147
03/31/2052	4.300%		751,000	635,741
Indonesia Government International Bond(a)
01/15/2045	5.125%		3,000,000	2,907,722
Indonesia Treasury Bond
04/15/2032	6.375%	IDR	67,700,000,000	4,187,898
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2025	2.300%		1,455,000	1,377,280
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(a)
06/30/2050	4.000%		700,000	503,211
PT Indonesia Asahan Aluminium Persero(a)
05/15/2030	5.450%		6,000,000	5,715,038
PT Perusahaan Listrik Negara(a)
07/17/2049	4.875%		2,100,000	1,652,089
PT Saka Energi Indonesia(a)
05/05/2024	4.450%		2,765,000	2,627,547
Total				25,805,183
Ivory Coast 1.9%
Ivory Coast Government International Bond(a)
07/23/2024	5.375%		300,000	288,026
10/17/2031	5.875%	EUR	5,300,000	4,756,231
06/15/2033	6.125%		3,000,000	2,670,700
Total				7,714,957
Kazakhstan 2.0%
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		5,550,000	5,109,499
04/24/2030	5.375%		2,300,000	2,061,084
04/19/2047	5.750%		1,573,000	1,219,253
Total				8,389,836
Malaysia 0.4%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		2,055,000	1,878,017
Mexico 9.1%
Comision Federal de Electricidad(a)
07/26/2033	3.875%		4,325,000	3,261,940
Mexican Bonos
05/31/2029	8.500%	MXN	15,000,000	747,906
Mexico Government International Bond
04/16/2030	3.250%		6,950,000	6,060,946
01/15/2047	4.350%		2,300,000	1,724,191
02/10/2048	4.600%		2,000,000	1,547,925
Petroleos Mexicanos(a)
09/12/2024	7.190%	MXN	600,000	28,520
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Petroleos Mexicanos
11/12/2026	7.470%	MXN	4,700,000	207,124
01/28/2031	5.950%		9,600,000	7,284,656
02/16/2032	6.700%		11,949,000	9,407,437
01/23/2045	6.375%		6,900,000	4,273,116
09/21/2047	6.750%		2,893,000	1,851,621
01/23/2050	7.690%		2,029,000	1,405,846
Total				37,801,228
Mongolia 0.3%
Mongolia Government International Bond(a)
07/07/2031	4.450%		1,500,000	1,164,802
Netherlands 0.4%
Syngenta Finance NV(a)
04/24/2023	4.441%		1,750,000	1,742,679
Oman 1.2%
Oman Government International Bond(a)
01/25/2031	6.250%		1,846,000	1,859,669
01/17/2048	6.750%		3,200,000	2,994,850
Total				4,854,519
Pakistan 0.3%
Pakistan Government International Bond(a)
09/30/2025	8.250%		529,000	253,116
12/05/2027	6.875%		1,400,000	539,569
04/08/2031	7.375%		1,395,000	491,173
Total				1,283,858
Panama 2.1%
Panama Government International Bond
03/16/2025	3.750%		950,000	918,800
09/29/2032	2.252%		2,800,000	2,076,921
01/19/2033	3.298%		2,978,000	2,421,607
02/14/2035	6.400%		1,428,000	1,452,795
01/19/2063	4.500%		2,435,000	1,724,029
Total				8,594,152
Paraguay 1.7%
Paraguay Government International Bond(a)
06/28/2033	3.849%		4,560,000	4,005,393
08/11/2044	6.100%		2,700,000	2,594,371
03/30/2050	5.400%		675,000	583,875
Total				7,183,639
Peru 0.3%
Peruvian Government International Bond
01/15/2034	3.000%		1,519,000	1,200,679

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Philippines 0.6%
Philippine Government International Bond
07/06/2046	3.200%	3,540,000	2,584,247
Qatar 5.3%
Ooredoo International Finance Ltd.(a)
04/08/2031	2.625%	1,367,000	1,175,812
Qatar Government International Bond(a)
04/23/2028	4.500%	200,000	201,216
03/14/2029	4.000%	7,350,000	7,227,957
04/16/2030	3.750%	4,600,000	4,450,192
04/23/2048	5.103%	2,000,000	2,008,544
03/14/2049	4.817%	3,490,000	3,391,380
04/16/2050	4.400%	600,000	548,453
Qatar Petroleum(a)
07/12/2031	2.250%	3,738,000	3,098,972
Total			22,102,526
Romania 2.1%
Romanian Government International Bond(a)
02/27/2027	3.000%	3,116,000	2,759,345
11/25/2027	5.250%	3,284,000	3,156,842
02/14/2051	4.000%	4,200,000	2,787,856
Total			8,704,043
Russian Federation 0.4%
Gazprom PJSC via Gaz Finance PLC(a)
02/25/2030	3.250%	2,254,000	1,527,718
Saudi Arabia 4.6%
KSA Sukuk Ltd.(a)
10/29/2029	2.969%	1,750,000	1,584,703
Saudi Arabian Oil Co.(a)
11/24/2030	2.250%	4,000,000	3,294,719
Saudi Government International Bond(a)
04/17/2049	5.000%	500,000	470,401
01/21/2055	3.750%	8,000,000	6,296,360
01/21/2055	3.750%	5,400,000	4,250,043
02/02/2061	3.450%	4,500,000	3,219,647
Total			19,115,873
South Africa 2.3%
Eskom Holdings SOC Ltd.(a)
02/11/2025	7.125%	3,100,000	2,816,064
Republic of South Africa Government International Bond
09/30/2029	4.850%	1,760,000	1,567,423
09/30/2049	5.750%	5,700,000	4,184,768
04/20/2052	7.300%	1,400,000	1,204,699
Total			9,772,954
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Turkey 3.5%
Turkey Government International Bond
04/14/2026	4.250%	3,300,000	2,931,966
02/17/2028	5.125%	8,800,000	7,612,084
04/26/2029	7.625%	3,800,000	3,575,104
05/11/2047	5.750%	500,000	340,066
Total			14,459,220
Ukraine 0.7%
Ukraine Government International Bond(a)
09/01/2028	7.750%	9,400,000	1,998,040
05/21/2031	6.876%	5,109,000	975,040
Total			2,973,080
United Arab Emirates 3.7%
Abu Dhabi Government International Bond(a)
09/30/2029	2.500%	1,600,000	1,433,920
09/30/2049	3.125%	3,000,000	2,220,524
04/16/2050	3.875%	490,000	414,266
Abu Dhabi Ports Co. PJSC(a)
05/06/2031	2.500%	2,500,000	2,074,875
DP World Crescent Ltd.(a)
09/26/2028	4.848%	1,250,000	1,234,817
DP World PLC(a)
07/02/2037	6.850%	5,900,000	6,267,391
MDGH GMTN (RSC), Ltd.(a)
04/28/2033	5.500%	1,808,000	1,912,845
Total			15,558,638
Venezuela 0.2%
Petroleos de Venezuela SA(a),(e)
05/16/2024	0.000%	12,559,928	594,855
Venezuela Government International Bond(a),(e)
10/13/2024	0.000%	4,300,000	359,058
Total			953,913
Total Foreign Government Obligations (Cost $383,239,275)			300,965,028

Money Market Funds 13.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(f),(g)	57,392,587	57,375,369
Total Money Market Funds (Cost $57,363,805)		57,375,369
Total Investments in Securities (Cost $497,334,687)		408,892,164
Other Assets & Liabilities, Net		7,067,230
Net Assets		$415,959,394

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
160,000 EUR	170,794 USD	Citi	01/18/2023	—	(653)
30,000,000 MXN	1,518,295 USD	Goldman Sachs International	01/18/2023	—	(16,878)
7,794,632 EUR	8,320,848 USD	UBS	01/18/2023	—	(31,428)
Total				—	(48,959)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $237,949,704, which represents 57.21% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Represents a security in default.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	49,304,728	102,079,295	(94,023,763)	15,109	57,375,369	(14,489)	1,022,340	57,392,587
Currency Legend
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	50,551,767	—	50,551,767
Foreign Government Obligations	—	300,965,028	—	300,965,028
Money Market Funds	57,375,369	—	—	57,375,369
Total Investments in Securities	57,375,369	351,516,795	—	408,892,164
Investments in Derivatives
Liability
Forward Foreign Currency Exchange Contracts	—	(48,959)	—	(48,959)
Total	57,375,369	351,467,836	—	408,843,205
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	15

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $439,970,882)	$351,516,795
Affiliated issuers (cost $57,363,805)	57,375,369
Cash	125,757
Foreign currency (cost $924,253)	937,355
Receivable for:
Capital shares sold	827
Dividends	211,832
Interest	6,179,287
Foreign tax reclaims	10,435
Prepaid expenses	8,369
Total assets	416,366,026
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	48,959
Payable for:
Capital shares purchased	202,709
Management services fees	6,780
Distribution and/or service fees	1,355
Service fees	64,420
Compensation of board members	55,772
Compensation of chief compliance officer	78
Other expenses	26,559
Total liabilities	406,632
Net assets applicable to outstanding capital stock	$415,959,394
Represented by
Paid in capital	541,829,683
Total distributable earnings (loss)	(125,870,289)
Total - representing net assets applicable to outstanding capital stock	$415,959,394
Class 1
Net assets	$216,467,182
Shares outstanding	28,766,880
Net asset value per share	$7.52
Class 2
Net assets	$199,492,212
Shares outstanding	26,529,984
Net asset value per share	$7.52
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$1,022,340
Interest	21,025,073
Interfund lending	665
Foreign taxes withheld	(9,922)
Total income	22,038,156
Expenses:
Management services fees	2,582,015
Distribution and/or service fees
Class 2	528,457
Service fees	539,642
Compensation of board members	16,841
Custodian fees	26,788
Printing and postage fees	11,607
Audit fees	35,445
Legal fees	17,560
Compensation of chief compliance officer	64
Other	11,458
Total expenses	3,769,877
Net investment income	18,268,279
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(23,072,956)
Investments — affiliated issuers	(14,489)
Foreign currency translations	(61,129)
Forward foreign currency exchange contracts	363,694
Futures contracts	433,633
Net realized loss	(22,351,247)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(77,464,030)
Investments — affiliated issuers	15,109
Foreign currency translations	26,394
Forward foreign currency exchange contracts	4,341
Futures contracts	279,526
Foreign capital gains tax	1
Net change in unrealized appreciation (depreciation)	(77,138,659)
Net realized and unrealized loss	(99,489,906)
Net decrease in net assets resulting from operations	$(81,221,627)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	17

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$18,268,279	$17,632,396
Net realized gain (loss)	(22,351,247)	3,276,739
Net change in unrealized appreciation (depreciation)	(77,138,659)	(31,869,701)
Net decrease in net assets resulting from operations	(81,221,627)	(10,960,566)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(9,636,284)	(9,225,316)
Class 2	(8,650,294)	(9,066,729)
Total distributions to shareholders	(18,286,578)	(18,292,045)
Increase in net assets from capital stock activity	15,967,722	50,006,632
Total increase (decrease) in net assets	(83,540,483)	20,754,021
Net assets at beginning of year	499,499,877	478,745,856
Net assets at end of year	$415,959,394	$499,499,877

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,957,970	23,863,112	6,237,833	59,984,146
Distributions reinvested	1,270,433	9,636,284	976,525	9,225,316
Redemptions	(2,023,042)	(15,900,645)	(4,485,763)	(43,450,596)
Net increase	2,205,361	17,598,751	2,728,595	25,758,866
Class 2
Subscriptions	1,160,162	9,490,508	2,474,868	23,735,038
Distributions reinvested	1,141,046	8,650,294	959,918	9,066,729
Redemptions	(2,533,299)	(19,771,831)	(888,694)	(8,554,001)
Net increase (decrease)	(232,091)	(1,631,029)	2,546,092	24,247,766
Total net increase	1,973,270	15,967,722	5,274,687	50,006,632
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$9.37	0.34	(1.85)	(1.51)	(0.34)	(0.34)
Year Ended 12/31/2021	$9.97	0.37	(0.59)	(0.22)	(0.38)	(0.38)
Year Ended 12/31/2020	$9.62	0.37	0.31	0.68	(0.33)	(0.33)
Year Ended 12/31/2019	$9.01	0.50	0.60	1.10	(0.49)	(0.49)
Year Ended 12/31/2018	$10.15	0.53	(1.23)	(0.70)	(0.44)	(0.44)
Class 2
Year Ended 12/31/2022	$9.36	0.32	(1.83)	(1.51)	(0.33)	(0.33)
Year Ended 12/31/2021	$9.96	0.34	(0.59)	(0.25)	(0.35)	(0.35)
Year Ended 12/31/2020	$9.61	0.35	0.31	0.66	(0.31)	(0.31)
Year Ended 12/31/2019	$9.00	0.47	0.61	1.08	(0.47)	(0.47)
Year Ended 12/31/2018	$10.15	0.51	(1.25)	(0.74)	(0.41)	(0.41)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$7.52	(16.03%)	0.75%	0.75%	4.37%	22%	$216,467
Year Ended 12/31/2021	$9.37	(2.20%)	0.76%	0.76%	3.81%	41%	$248,905
Year Ended 12/31/2020	$9.97	7.43%	0.75%(c)	0.75%(c)	4.01%	114%	$237,553
Year Ended 12/31/2019	$9.62	12.35%	0.76%	0.76%	5.21%	137%	$117,692
Year Ended 12/31/2018	$9.01	(7.04%)	0.76%(c)	0.76%(c)	5.53%	64%	$103,590
Class 2
Year Ended 12/31/2022	$7.52	(16.16%)	1.00%	1.00%	4.11%	22%	$199,492
Year Ended 12/31/2021	$9.36	(2.45%)	1.01%	1.01%	3.56%	41%	$250,595
Year Ended 12/31/2020	$9.96	7.16%	1.00%(c)	1.00%(c)	3.76%	114%	$241,193
Year Ended 12/31/2019	$9.61	12.09%	1.01%	1.01%	4.94%	137%	$203,064
Year Ended 12/31/2018	$9.00	(7.38%)	1.02%(c)	1.02%(c)	5.32%	64%	$121,570
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	21

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
22	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
24	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	48,959
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	363,694	—	363,694
Interest rate risk	—	433,633	433,633
Total	363,694	433,633	797,327

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	4,341	—	4,341
Interest rate risk	—	279,526	279,526
Total	4,341	279,526	283,867
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	2,064,991

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	85,292	(64,525)

*	Based on the ending daily outstanding amounts for the year ended December 31, 2022.
**	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
	Citi ($)	Goldman Sachs International ($)	UBS ($)	Total ($)
Liabilities
Forward foreign currency exchange contracts	653	16,878	31,428	48,959
Total financial and derivative net assets	(653)	(16,878)	(31,428)	(48,959)
Total collateral received (pledged) (a)	—	—	—	—
Net amount (b)	(653)	(16,878)	(31,428)	(48,959)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.60% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.13% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
28	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.80%
Class 2	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
104,893	(104,893)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
December 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
18,286,578	—	18,286,578	18,292,045	—	18,292,045
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,439,567	—	(37,034,031)	(90,247,027)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
499,090,232	1,189,913	(91,436,940)	(90,247,027)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(13,682,894)	(23,351,137)	(37,034,031)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $89,041,734 and $81,310,035, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
30	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,742,857	1.93	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
December 31, 2022
be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Latin America Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
32	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2022, two unaffiliated shareholders of record owned 59.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 37.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
December 31, 2022
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$9,922	$0.0002	$20,547,427	$0.37
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
36	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
38	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
40	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2022	41

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7006_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Balanced Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Balanced Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Balanced Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks maximum total investment return through a combination of capital growth and current income.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 2011
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1*	06/25/14	-16.65	5.50	8.10
Class 2*	06/25/14	-16.87	5.24	7.84
Class 3	04/30/86	-16.74	5.35	7.96
Blended Benchmark		-15.79	5.96	8.08
S&P 500 Index		-18.11	9.42	12.56
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Asset-Backed Securities — Non-Agency	6.3
Commercial Mortgage-Backed Securities - Non-Agency	6.1
Common Stocks	50.7
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	6.4
Exchange-Traded Equity Funds	0.8
Foreign Government Obligations	0.0(a)
Money Market Funds	7.7
Residential Mortgage-Backed Securities - Agency	11.6
Residential Mortgage-Backed Securities - Non-Agency	10.1
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2022, Class 3 shares of Columbia Variable Portfolio – Balanced Fund returned -16.74%. The Fund underperformed its Blended Benchmark, which returned -15.79% for the same time period. The Fund’s equity benchmark, the S&P 500 Index, returned -18.11% and the Fund’s fixed-income benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -13.01% for the 12-month period.
Market overview
U.S. equities declined in 2022, posting the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002. In stark contrast to the previous calendar year, in which U.S. equities accelerated to 70 record highs throughout the period and all 11 economic sectors delivered double-digit gains, 2022 saw a choppy but steady downward trajectory as investor sentiment wavered between worry and hope.  Six of the 11 sectors within the S&P 500 Index fell by double-digits.  Energy stocks performed best, continuing the post-pandemic momentum driven by rising oil prices.  Utilities stocks were the only other broad category to produce positive results, but just barely, as investors sought stability and at least some certainty about future earnings.
Results were driven largely by expectations around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which hiked rates seven times for a combined 4.25 percentage point increase over the course of the year. Some upside during the period was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee (FOMC) announced an anticipated 75-basis point rate hike at the end of July 2022. (A basis point is 1/100 of a percent.)  What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75-basis point hike in September, along with a forecast showing no expectations for rate cuts until 2024.
A similar about-face was repeated near year-end as sentiment abruptly turned positive to start the fourth quarter but stalled in mid-December when the Fed raised rates by 50 basis points.  Although the hike was widely anticipated and marked a step down from the previous 75-basis point increases, it disappointed investors who had hoped for softening language about future increases. Slowing global growth and China’s COVID-19 lockdown policy compounded rate worries, as did an increasing realization that earnings estimates had been implausibly optimistic for much of the year.
Credit-related sectors produced negative absolute returns and negative excess returns relative to U.S Treasuries during the 12-month period that ended December 31, 2022. On an excess returns basis, high-yield corporates performed the worst, followed by emerging market bonds and agency mortgage-backed securities (MBS). Asset-backed securities (ABS), federal agencies, and commercial mortgage-backed securities (CMBS) outperformed other sectors, although those sectors still generated negative excess returns. Shorter duration bonds outperformed longer duration bonds.
Within the short-term investment-grade corporate market, lower rated securities generated positive excess returns and outperformed higher quality securities. The trend was reversed in the longer term investment-grade corporate market, with higher rated securities outperforming lower quality securities and excess returns for all ratings buckets being negative.
The Fund’s notable detractors during the period
In the equity portion
•	Stock selections within the consumer discretionary and energy sectors detracted most from performance in the equity portfolio relative to the Fund’s equity benchmark during the period.
•	Overweighted allocations to the communication services and information technology sectors were the top detracting allocations for the equity portion of the Fund versus its benchmark.
•	Top individual detractors versus the equity benchmark during the period included Amazon.com, Inc., Snap, Inc., Take-Two Interactive Software, Inc., Lam Research Corp. and Uber Technologies, Inc. We sold the Fund’s position in Snap during the second half of the period.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
In the fixed-income portion
•	All credit-related sectors generated negative excess returns during the period. The Fund’s overweight exposure to credit sectors, such as non-agency MBS, CMBS, ABS, and high-yield corporates, hurt relative performance.
•	The Fund was long duration, relative to the fixed-income benchmark, as we believed that the Fed’s rapid pace of interest rate hikes increased the probability of recession. The level of interest rates moved up significantly during the year, leading to negative contribution to relative performance from duration positioning.
The Fund’s notable contributors during the period
In the equity portion
•	Performance in the Fund’s equity portion was driven primarily by stock selection, particularly within the health care, consumer staples and communication services sectors.
•	Allocations were also positive for the Fund versus the benchmark during the period, with contributions coming from the Fund’s cash position and an underweight to the poor-performing consumer discretionary sector.
•	Top individual contributors to performance in the equity portion of the Fund, relative to the equity benchmark, included Raytheon Technologies Corp., Chevron Corp., Eli Lily & Co., EOG Resources, Inc. and Tesla, Inc.
In the fixed-income portion
•	Yield curve positioning was the largest contributor to relative performance in the fixed-income portion of the Fund.
○	As the Fed’s hiking campaign progressed, we believed the chances of recession were increasing. We decreased the Fund’s exposure to the front end of the yield curve and added to longer maturities.
○	Compared to December 31, 2021, the 2-year Treasury yield increased 370 bps from 0.73% to 4.43% while the 10-year Treasury yield rose 237 bps from 1.51% to 3.88%. The slope of the yield curve flattened considerably, and inverted between certain tenors, as economic growth concerns increased. The yield difference between the 10-year Treasury and the 2-year Treasury was -55 bps in December 2022 versus 78 bps in the prior year.
•	The Fund’s agency MBS and investment-grade corporate holdings were additive to relative performance.
○	We were underweight agency MBS, which was additive to relative performance as the sector generated negative excess returns. Going into the year, we believed agency MBS faced headwinds, such as increased interest rate volatility and lack of Fed purchases, and that other securitized sectors offered more value. The sector’s valuation cheapened throughout the year to levels that were close to the pandemic-era levels. We viewed this as an attractive opportunity to decrease the Fund’s underweight allocation by adding exposure to higher coupons.
○	Investment-grade corporates’ performance trailed U.S.Treasuries in 2022. The Fund had less exposure to the sector than the fixed-income benchmark, which was beneficial to relative performance, as we believed opportunities in structured products were more attractive. However, security selection within financials partially offset the positive relative performance from sector allocation.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	988.50	1,021.26	3.79	3.85	0.76
Class 2	1,000.00	1,000.00	987.10	1,020.00	5.03	5.11	1.01
Class 3	1,000.00	1,000.00	987.80	1,020.61	4.43	4.51	0.89
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACM Auto Trust(a)
Subordinated Series 2022-1A Class C
04/20/2029	5.480%	1,650,000	1,609,340
ALM Ltd.(a),(b)
Series 2022-20A Class A2
3-month Term SOFR + 2.000% Floor 2.000% 07/15/2037	5.864%	1,300,000	1,276,189
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	2,440,641	2,413,470
Subordinated Series 2021-1 Class C
03/15/2027	0.830%	936,337	922,049
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	600,000	553,201
Apidos CLO XI(a),(b)
Series 2012-11A Class BR3
3-month USD LIBOR + 1.650% Floor 1.650% 04/17/2034	5.729%	1,925,000	1,839,497
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	5.393%	900,000	867,192
Aqua Finance Trust(a)
Series 2021-A Class A
07/17/2046	1.540%	576,899	525,099
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class DR
3-month Term SOFR + 3.200% Floor 3.200% 01/15/2035	7.064%	475,000	410,233
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	5.529%	550,000	529,514
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	325,000	295,622
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-7A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 01/22/2035	5.975%	2,425,000	2,292,129
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A1
3-month USD LIBOR + 1.000% 04/20/2031	5.243%	550,000	540,965
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	5.779%	3,450,000	3,345,900
Basswood Park CLO Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.000% Floor 1.000% 04/20/2034	5.243%	1,025,000	998,139
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% Floor 1.140% 01/20/2031	5.383%	2,350,000	2,315,166
Carlyle CLO Ltd.(a),(b)
Series C17A Class CR
3-month USD LIBOR + 2.800% Floor 2.800% 04/30/2031	7.215%	500,000	457,453
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	5.693%	3,425,000	3,327,984
Carmax Auto Owner Trust
Subordinated Series 2021-1 Class C
12/15/2026	0.940%	275,000	249,721
Cascade Funding Mortgage Trust(a)
CMO Series 2021-GRN1 Class A
03/20/2041	1.100%	584,414	537,967
Crossroads Asset Trust(a)
Subordinated Series 2021-A Class B
06/20/2025	1.120%	175,000	171,261
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	575,000	562,385
Subordinated Series 2021-2 Class D
03/15/2029	1.390%	3,410,000	3,109,097
Dryden CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	5.099%	1,300,000	1,282,822
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	5.049%	2,100,000	2,063,403
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	5.629%	950,000	916,259
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	1,230,373	1,212,756
Series 2020-2A Class D
03/16/2026	4.730%	125,000	122,686
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	1,400,000	1,365,962
Subordinated Series 2020-3A Class D
06/15/2026	1.840%	975,000	909,384
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	1,151,930	1,128,452
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	1,091,056	1,068,933
Subordinated Series 2020-2A Class D
04/15/2026	4.730%	350,000	346,424
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	600,000	577,669
Subordinated Series 2021-1A Class D
11/16/2026	1.080%	1,225,000	1,135,042
Subordinated Series 2021-3A Class D
06/15/2027	1.550%	3,960,000	3,594,167
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	179,349	175,628
Foursight Capital Automobile Receivables Trust(a)
Subordinated Series 2021-1 Class D
03/15/2027	1.320%	800,000	746,231
Freed ABS Trust(a)
Subordinated Series 2021-1CP Class C
03/20/2028	2.830%	100,000	98,654
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	1,500,000	1,472,605
GoldentTree Loan Management US CLO 1 Ltd.(a),(b)
Series 2021-10A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 07/20/2034	5.343%	1,425,000	1,391,303
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton Grand Vacations Trust(a)
Series 2018-AA Class A
02/25/2032	3.540%	181,542	174,115
Series 2019-AA Class A
07/25/2033	2.340%	416,893	389,109
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	5.693%	2,775,000	2,722,905
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2020-REV1 Class B
10/15/2028	4.494%	1,575,000	1,532,960
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	319,760	308,759
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	5.377%	475,000	467,077
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class BR
3-month Term SOFR + 1.800% Floor 1.800% 10/15/2032	4.128%	3,600,000	3,436,502
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% Floor 1.100% 10/15/2031	5.179%	2,150,000	2,117,032
MVW Owner Trust(a)
Series 2017-1A Class A
12/20/2034	2.420%	366,724	358,371
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.850% Floor 1.650% 10/20/2030	6.093%	3,525,000	3,411,692
OHA Credit Funding Ltd.(a),(b)
Series 2019-4A Class AR
3-month USD LIBOR + 1.150% Floor 1.150% 10/22/2036	5.475%	1,375,000	1,342,807
Series 2021-8A Class A
3-month USD LIBOR + 1.190% Floor 1.190% 01/18/2034	3.930%	650,000	637,218
Pagaya AI Debt Selection Trust(a)
Series 2021-5 Class A
08/15/2029	1.530%	913,065	880,603

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pagaya AI Debt Trust(a)
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	674,911	608,116
Race Point IX CLO Ltd.(a),(b)
Series 2015-9A Class A2R
3-month USD LIBOR + 0.450% Floor 1.450% 10/15/2030	4.529%	1,900,000	1,806,421
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	807,779	710,328
Santander Consumer Auto Receivables Trust(a)
Subordinated Series 2021-AA Class C
11/16/2026	1.030%	200,000	182,310
Subordinated Series 2021-AA Class D
01/15/2027	1.570%	175,000	158,468
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	925,000	899,309
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	6,578,000	6,299,772
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	1,275,000	1,229,717
Series 2020-1A Class C
08/21/2028	2.600%	800,000	726,186
Sierra Timeshare Receivables Funding LLC(a)
Series 2018-2A Class A
06/20/2035	3.500%	121,573	119,990
Series 2018-3A Class A
09/20/2035	3.690%	82,594	81,665
Theorem Funding Trust(a)
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	700,000	651,831
Upstart Pass-Through Trust(a)
Series 2021-ST10 Class A
01/20/2030	2.250%	2,016,835	1,910,608
Series 2021-ST2 Class A
04/20/2027	2.500%	137,848	128,875
Series 2021-ST7 Class A
09/20/2029	1.850%	423,847	394,714
Series 2021-ST9 Class A
11/20/2029	1.700%	248,566	235,832
Upstart Securitization Trust(a)
Series 2020-2 Class A
11/20/2030	2.309%	277,918	271,824
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	425,000	404,435
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	425,000	395,780
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	199,692	193,188
Total Asset-Backed Securities — Non-Agency (Cost $87,446,649)			83,946,472

Commercial Mortgage-Backed Securities - Non-Agency 6.9%

1211 Avenue of the Americas Trust(a)
Series 2015-1211 Class A1A2
08/10/2035	3.901%	1,275,000	1,179,882
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	1,112,941	1,064,371
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,228,630	1,177,695
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,135,917	1,071,854
Series 2015-SFR2 Class A
10/17/2052	3.732%	677,448	641,805
AMSR Trust(a)
Subordinated Series 2020-SFR2 Class C
07/17/2037	2.533%	500,000	452,878
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.450% Floor 1.450% 05/15/2035	5.768%	2,625,000	2,533,473
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	5.568%	1,150,000	1,088,003
Subordinated Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	5.818%	625,000	590,008
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	1,325,000	1,232,902
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	5.568%	2,375,000	2,289,239
BX Commercial Mortgage Trust(a),(c)
Series 2019-XL Class C
10/15/2036	5.700%	977,500	953,109

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Mortgage Trust(a),(b)
Series 2021-PAC Class D
1-month USD LIBOR + 1.298% Floor 1.298% 10/15/2036	5.616%	2,175,000	2,024,459
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	5.905%	699,000	671,094
Subordinated Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	6.205%	622,000	584,751
CIM Retail Portfolio Trust(a),(b)
Series 2021-RETL Class D
1-month USD LIBOR + 3.050% Floor 3.050% 08/15/2036	7.368%	2,868,750	2,802,303
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	6.343%	1,900,000	1,757,692
COMM Mortgage Trust(a),(c)
Subordinated Series 2020-CBM Class D
02/10/2037	3.633%	475,000	418,486
COMM Mortgage Trust(a)
Subordinated Series 2020-CX Class B
11/10/2046	2.446%	525,000	394,674
CSAIL Commercial Mortgage Trust
Series 2015-C4 Class A4
11/15/2048	3.808%	2,010,000	1,913,969
Series 2019-C16 Class A3
06/15/2052	3.329%	3,675,000	3,188,007
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	7.168%	292,858	278,965
Series 2021-ESH Class F
1-month USD LIBOR + 3.700% Floor 3.700% 07/15/2038	7.575%	292,858	275,185
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
08/17/2037	2.241%	675,000	602,828
Subordinated Series 2020-SFR2 Class D
10/19/2037	1.968%	2,975,000	2,625,548
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Corp II(a),(b)
Series 2022-ECI Class A
1-month Term SOFR + 2.195% Floor 2.195% 08/15/2039	5.040%	1,425,000	1,415,965
GS Mortgage Securities Corp. Trust(a)
Series 2017-485L Class A
02/10/2037	3.721%	625,000	539,629
GS Mortgage Securities Corp. Trust(a),(b)
Subordinated CMO Series 2021-IP Class D
1-month USD LIBOR + 2.100% Floor 2.100% 10/15/2036	6.418%	825,000	753,217
Home Partners of America Trust(a)
Subordinated Series 2019-2 Class D
10/19/2039	3.121%	1,039,293	870,939
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	6,319,491	5,398,333
ILPT Commercial Mortgage Trust(a),(b)
Series 2022-LPF2 Class A
1-month Term SOFR + 2.245% Floor 2.245% 10/15/2039	5.621%	2,200,000	2,200,528
Invitation Homes Trust(a),(b)
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	5.439%	3,014,632	2,984,991
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2021-2NU Class B
01/05/2040	2.077%	600,000	459,961
Subordinated Series 2021-2NU Class C
01/05/2040	2.077%	250,000	187,350
KKR Industrial Portfolio Trust(a),(b)
Subordinated Series 2021-KDIP Class D
1-month USD LIBOR + 1.250% Floor 1.250% 12/15/2037	5.568%	375,000	353,230
Life Mortgage Trust(a),(b)
Subordinated Series 2021-BMR Class D
1-month USD LIBOR + 1.400% Floor 1.400% 03/15/2038	5.718%	688,079	651,817
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C29 Class A3
05/15/2049	3.058%	945,096	878,554
Series 2017-C34 Class A3
11/15/2052	3.276%	2,250,000	2,049,922
Morgan Stanley Capital I Trust
Series 2015-UBS8 Class A3
12/15/2048	3.540%	1,721,472	1,618,177

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-HR2 Class A3
12/15/2050	3.330%	1,040,995	947,602
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	1,175,000	1,016,125
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2036	6.518%	1,100,000	1,026,607
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2036	7.068%	425,000	386,735
Progress Residential Trust(a)
Series 2019-SFR3 Class C
09/17/2036	2.721%	750,000	706,071
Series 2019-SFR3 Class D
09/17/2036	2.871%	1,125,000	1,058,020
Series 2019-SFR4 Class C
10/17/2036	3.036%	2,850,000	2,655,942
Series 2020-SFR1 Class C
04/17/2037	2.183%	325,000	297,172
Series 2020-SFR1 Class D
04/17/2037	2.383%	675,000	615,712
Series 2020-SFR2 Class A
06/17/2037	2.078%	424,476	388,297
Series 2022-SFR5 Class A
06/17/2039	4.451%	2,019,642	1,894,163
Subordinated Series 2020-SFR2 Class C
06/17/2037	3.077%	100,000	92,093
Subordinated Series 2020-SFR2 Class D
06/17/2037	3.874%	125,000	115,853
Subordinated Series 2021-SFR8 Class D
10/17/2038	2.082%	1,830,000	1,505,599
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.834%	1,100,000	1,058,720
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class E
1-month USD LIBOR + 2.900% Floor 2.900% 05/15/2038	7.218%	475,000	371,793
SPGN TFLM Mortgage Trust(a),(b)
Series 2022 Class A
1-month Term SOFR + 1.550% Floor 1.550% 02/15/2039	5.886%	4,725,000	4,463,918
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
STAR Trust(a),(b)
Series 2022-SFR3 Class A
1-month Term SOFR + 1.650% Floor 1.650% 05/17/2024	5.971%	2,641,885	2,623,898
Subordinated Series 2022-SFR3 Class B
1-month Term SOFR + 1.950% Floor 1.950% 05/17/2024	6.271%	1,900,000	1,878,830
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	650,000	564,806
Tricon American Homes Trust(a)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	1,075,000	885,497
Wells Fargo Commercial Mortgage Trust
Series 2015-C28 Class A3
05/15/2048	3.290%	1,067,263	1,017,197
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090%, Cap 4.500% 02/15/2037	6.408%	500,000	472,026
Series 2021-FCMT Class A
1-month USD LIBOR + 1.200% Floor 1.200% 05/15/2031	5.518%	750,000	697,932
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	7.818%	625,000	559,890
WFRBS Commercial Mortgage Trust
Series 2014-C22 Class A5
09/15/2057	3.752%	425,000	410,121
WF-RBS Commercial Mortgage Trust
Series 2013-C15 Class A3
08/15/2046	3.881%	491,563	488,022
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $87,759,271)			80,374,434

Common Stocks 57.2%
Issuer	Shares	Value ($)
Communication Services 6.7%
Entertainment 1.8%
Endeavor Group Holdings, Inc., Class A(d)	159,034	3,584,626
Take-Two Interactive Software, Inc.(d)	99,314	10,341,567
Walt Disney Co. (The)(d)	78,222	6,795,928
Total		20,722,121

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Interactive Media & Services 3.3%
Alphabet, Inc., Class A(d)	122,131	10,775,618
Alphabet, Inc., Class C(d)	123,457	10,954,339
Match Group, Inc.(d)	124,335	5,158,659
Meta Platforms, Inc., Class A(d)	63,364	7,625,224
ZoomInfo Technologies, Inc.(d)	126,507	3,809,126
Total		38,322,966
Media 0.7%
Comcast Corp., Class A	254,265	8,891,647
Wireless Telecommunication Services 0.9%
T-Mobile US, Inc.(d)	72,449	10,142,860
Total Communication Services		78,079,594
Consumer Discretionary 3.9%
Automobiles 0.3%
Tesla, Inc.(d)	29,145	3,590,081
Hotels, Restaurants & Leisure 0.6%
McDonald’s Corp.	25,753	6,786,688
Internet & Direct Marketing Retail 1.7%
Amazon.com, Inc.(d)	237,239	19,928,076
Specialty Retail 0.8%
Lowe’s Companies, Inc.	16,270	3,241,635
TJX Companies, Inc. (The)	74,959	5,966,737
Total		9,208,372
Textiles, Apparel & Luxury Goods 0.5%
Tapestry, Inc.	148,477	5,654,004
Total Consumer Discretionary		45,167,221
Consumer Staples 4.3%
Beverages 0.2%
Monster Beverage Corp.(d)	23,010	2,336,205
Food & Staples Retailing 1.2%
Sysco Corp.	69,826	5,338,198
Walmart, Inc.	64,429	9,135,388
Total		14,473,586
Food Products 1.0%
Mondelez International, Inc., Class A	179,763	11,981,204
Household Products 1.6%
Procter & Gamble Co. (The)	121,041	18,344,974
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.3%
Coty, Inc., Class A(d)	343,179	2,937,612
Total Consumer Staples		50,073,581
Energy 3.1%
Oil, Gas & Consumable Fuels 3.1%
Canadian Natural Resources Ltd.	144,574	8,028,194
Chevron Corp.	102,813	18,453,905
EOG Resources, Inc.	78,365	10,149,835
Total		36,631,934
Total Energy		36,631,934
Financials 6.1%
Banks 2.2%
Bank of America Corp.	182,171	6,033,504
JPMorgan Chase & Co.	45,827	6,145,401
Wells Fargo & Co.	319,236	13,181,254
Total		25,360,159
Capital Markets 1.5%
BlackRock, Inc.	6,811	4,826,479
MSCI, Inc.	7,261	3,377,599
State Street Corp.	122,982	9,539,714
Total		17,743,792
Consumer Finance 0.0%
American Express Co.	5,066	748,501
Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class B(d)	71,522	22,093,146
Insurance 0.5%
Aon PLC, Class A	19,735	5,923,263
Total Financials		71,868,861
Health Care 9.1%
Biotechnology 1.4%
BioMarin Pharmaceutical, Inc.(d)	63,405	6,561,784
Vertex Pharmaceuticals, Inc.(d)	35,608	10,282,878
Total		16,844,662
Health Care Equipment & Supplies 1.6%
Abbott Laboratories	97,192	10,670,710
Boston Scientific Corp.(d)	162,391	7,513,831
Total		18,184,541

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.8%
CVS Health Corp.	104,816	9,767,803
Elevance Health, Inc.	21,613	11,086,821
Total		20,854,624
Life Sciences Tools & Services 0.8%
IQVIA Holdings, Inc.(d)	16,946	3,472,066
Thermo Fisher Scientific, Inc.	11,076	6,099,442
Total		9,571,508
Pharmaceuticals 3.5%
Eli Lilly & Co.	43,516	15,919,894
Johnson & Johnson	139,537	24,649,211
Total		40,569,105
Total Health Care		106,024,440
Industrials 4.7%
Aerospace & Defense 1.3%
Raytheon Technologies Corp.	147,016	14,836,854
Airlines 0.2%
Southwest Airlines Co.(d)	91,988	3,097,236
Industrial Conglomerates 1.2%
General Electric Co.	97,937	8,206,141
Honeywell International, Inc.	28,012	6,002,972
Total		14,209,113
Machinery 0.7%
Parker-Hannifin Corp.	27,981	8,142,471
Road & Rail 1.3%
Uber Technologies, Inc.(d)	356,881	8,825,667
Union Pacific Corp.	30,483	6,312,115
Total		15,137,782
Total Industrials		55,423,456
Information Technology 15.3%
Electronic Equipment, Instruments & Components 0.8%
TE Connectivity Ltd.	59,162	6,791,797
Zebra Technologies Corp., Class A(d)	7,990	2,048,716
Total		8,840,513
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.9%
Accenture PLC, Class A	19,055	5,084,636
Fidelity National Information Services, Inc.	46,288	3,140,641
International Business Machines Corp.	22,049	3,106,484
MasterCard, Inc., Class A	32,948	11,457,008
Visa, Inc., Class A	55,663	11,564,545
Total		34,353,314
Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.(d)	67,821	4,392,766
Lam Research Corp.	15,391	6,468,837
Marvell Technology, Inc.	57,990	2,147,950
Microchip Technology, Inc.	50,992	3,582,188
NVIDIA Corp.	67,964	9,932,259
QUALCOMM, Inc.	26,787	2,944,963
Total		29,468,963
Software 6.0%
Adobe, Inc.(d)	34,475	11,601,872
Intuit, Inc.	29,309	11,407,649
Microsoft Corp.	184,641	44,280,604
Palo Alto Networks, Inc.(d)	22,216	3,100,021
Total		70,390,146
Technology Hardware, Storage & Peripherals 3.1%
Apple, Inc.	276,873	35,974,109
Total Information Technology		179,027,045
Materials 1.5%
Chemicals 1.5%
Corteva, Inc.	56,692	3,332,356
International Flavors & Fragrances, Inc.	68,427	7,173,887
Sherwin-Williams Co. (The)	27,832	6,605,368
Total		17,111,611
Total Materials		17,111,611
Real Estate 0.9%
Equity Real Estate Investment Trusts (REITS) 0.9%
American Tower Corp.	50,678	10,736,641
Total Real Estate		10,736,641
Utilities 1.6%
Electric Utilities 0.9%
American Electric Power Co., Inc.	117,205	11,128,615

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.7%
Public Service Enterprise Group, Inc.	132,383	8,111,106
Total Utilities		19,239,721
Total Common Stocks (Cost $605,259,587)		669,384,105

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	69,000	43,228
Total Convertible Bonds (Cost $65,851)			43,228

Corporate Bonds & Notes 7.2%

Aerospace & Defense 0.3%
BAE Systems PLC(a)
04/15/2030	3.400%	1,200,000	1,056,398
Boeing Co. (The)
05/01/2040	5.705%	1,650,000	1,570,823
Bombardier, Inc.(a)
04/15/2027	7.875%	45,000	43,811
Northrop Grumman Corp.
02/15/2031	7.750%	375,000	435,142
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	17,000	17,915
TransDigm, Inc.(a)
12/15/2025	8.000%	54,000	54,702
03/15/2026	6.250%	161,000	159,120
TransDigm, Inc.
11/15/2027	5.500%	57,000	53,526
05/01/2029	4.875%	41,000	35,747
Total			3,427,184
Airlines 0.0%
Air Canada(a)
08/15/2026	3.875%	29,000	25,763
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	128,934	123,991
04/20/2029	5.750%	36,290	33,200
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	45,737	41,383
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Airlines, Inc.(a)
04/15/2026	4.375%	38,000	35,392
04/15/2029	4.625%	40,000	34,909
Total			294,638
Automotive 0.1%
Ford Motor Co.
02/12/2032	3.250%	31,000	23,326
Ford Motor Credit Co. LLC
02/10/2025	2.300%	35,000	31,951
06/16/2025	5.125%	10,000	9,640
11/13/2025	3.375%	65,000	58,875
01/09/2027	4.271%	55,000	49,866
05/28/2027	4.950%	55,000	51,371
08/17/2027	4.125%	45,000	40,212
11/04/2027	7.350%	30,000	30,741
02/16/2028	2.900%	25,000	20,657
11/13/2030	4.000%	31,000	25,461
IAA Spinco, Inc.(a)
06/15/2027	5.500%	112,500	109,331
IHO Verwaltungs GmbH(a),(e)
09/15/2026	4.750%	42,827	37,119
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	90,000	87,979
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	15,000	14,678
05/15/2027	8.500%	55,000	53,808
Total			645,015
Banking 1.9%
Bank of America Corp.(f)
04/23/2040	4.078%	4,675,000	3,887,203
Citigroup, Inc.(f)
01/25/2033	3.057%	2,800,000	2,260,868
Discover Bank
09/13/2028	4.650%	925,000	866,783
Goldman Sachs Group, Inc. (The)(f)
02/24/2033	3.102%	3,500,000	2,854,041
HSBC Holdings PLC(f)
05/24/2032	2.804%	2,600,000	2,007,002
JPMorgan Chase & Co.(f)
Subordinated
05/13/2031	2.956%	4,725,000	3,890,301
Morgan Stanley(f)
01/22/2031	2.699%	2,575,000	2,131,016
PNC Financial Services Group, Inc. (The)(f)
Subordinated
06/06/2033	4.626%	700,000	648,040

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
State Street Corp.
Subordinated
03/03/2031	2.200%	716,000	572,379
Wells Fargo & Co.(f)
04/30/2041	3.068%	3,625,000	2,591,466
Total			21,709,099
Brokerage/Asset Managers/Exchanges 0.0%
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	35,000	35,327
Hightower Holding LLC(a)
04/15/2029	6.750%	45,000	37,669
NFP Corp(a)
10/01/2030	7.500%	41,000	38,540
NFP Corp.(a)
08/15/2028	4.875%	46,000	39,164
08/15/2028	6.875%	135,000	111,779
Total			262,479
Building Materials 0.0%
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	51,000	47,803
05/15/2029	4.125%	29,000	24,207
Interface, Inc.(a)
12/01/2028	5.500%	23,000	18,943
James Hardie International Finance DAC(a)
01/15/2028	5.000%	37,000	34,385
SRS Distribution, Inc.(a)
07/01/2028	4.625%	23,000	20,545
07/01/2029	6.125%	43,000	34,901
12/01/2029	6.000%	53,000	42,388
Standard Industries, Inc.(a)
02/15/2027	5.000%	10,000	9,249
White Cap Buyer LLC(a)
10/15/2028	6.875%	61,000	53,153
Total			285,574
Cable and Satellite 0.2%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	68,000	63,452
02/01/2028	5.000%	24,000	21,810
03/01/2030	4.750%	103,000	88,960
08/15/2030	4.500%	105,000	86,942
02/01/2032	4.750%	43,000	34,860
CSC Holdings LLC(a)
02/01/2028	5.375%	40,000	32,243
02/01/2029	6.500%	57,000	46,767
01/15/2030	5.750%	54,000	30,533
12/01/2030	4.125%	47,000	33,174
02/15/2031	3.375%	36,000	23,485
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	32,000	28,697
DISH DBS Corp.
03/15/2023	5.000%	4,000	3,982
06/01/2029	5.125%	50,000	32,256
DISH DBS Corp.(a)
12/01/2028	5.750%	61,000	48,725
DISH Network Corp.(a)
11/15/2027	11.750%	40,000	41,133
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	49,000	36,012
09/15/2028	6.500%	66,000	27,661
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	32,000	28,412
07/01/2029	5.500%	36,000	32,890
Time Warner Cable LLC
05/01/2037	6.550%	1,300,000	1,232,787
Videotron Ltd.(a)
06/15/2029	3.625%	31,000	26,210
Virgin Media Finance PLC(a)
07/15/2030	5.000%	47,000	37,761
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	51,000	45,832
08/15/2030	4.500%	31,000	25,906
VZ Secured Financing BV(a)
01/15/2032	5.000%	76,000	61,965
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	38,000	30,828
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	53,000	49,337
Ziggo BV(a)
01/15/2030	4.875%	50,000	41,808
Total			2,294,428
Chemicals 0.1%
Avient Corp.(a)
08/01/2030	7.125%	34,000	33,443
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	19,000	15,767
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	89,000	82,243
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	33,000	31,469
Dow Chemical Co. (The)
10/01/2034	4.250%	550,000	494,295
Element Solutions, Inc.(a)
09/01/2028	3.875%	60,000	51,215

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HB Fuller Co.
10/15/2028	4.250%	79,000	69,546
Herens Holdco Sarl(a)
05/15/2028	4.750%	40,000	31,990
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	25,000	22,613
Ingevity Corp.(a)
11/01/2028	3.875%	31,000	26,742
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	44,000	43,139
Iris Holdings, Inc.(a),(e)
02/15/2026	8.750%	22,000	19,156
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	73,000	59,813
10/01/2029	6.250%	28,000	21,277
SPCM SA(a)
03/15/2027	3.125%	21,000	18,172
WR Grace Holdings LLC(a)
10/01/2024	5.625%	22,000	21,740
06/15/2027	4.875%	67,000	59,355
08/15/2029	5.625%	95,000	76,856
Total			1,178,831
Construction Machinery 0.0%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	17,000	14,473
Herc Holdings, Inc.(a)
07/15/2027	5.500%	18,000	16,781
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	6,000	5,916
United Rentals North America, Inc.
01/15/2030	5.250%	32,000	30,054
Total			67,224
Consumer Cyclical Services 0.0%
Arches Buyer, Inc.(a)
06/01/2028	4.250%	67,000	52,549
12/01/2028	6.125%	59,000	47,345
Match Group, Inc.(a)
02/15/2029	5.625%	31,000	28,580
Staples, Inc.(a)
04/15/2026	7.500%	19,000	16,356
Uber Technologies, Inc.(a)
05/15/2025	7.500%	56,000	56,080
01/15/2028	6.250%	39,000	37,574
08/15/2029	4.500%	88,000	76,720
Total			315,204
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.0%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	75,000	64,686
Mattel, Inc.(a)
04/01/2026	3.375%	18,000	16,585
04/01/2029	3.750%	35,000	30,763
Newell Brands, Inc.
09/15/2027	6.375%	12,000	11,914
09/15/2029	6.625%	17,000	16,779
Prestige Brands, Inc.(a)
01/15/2028	5.125%	64,000	60,453
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	20,000	15,358
02/01/2032	4.375%	21,000	16,056
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	20,000	17,495
07/15/2030	5.500%	2,000	1,775
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	33,000	25,834
Total			277,698
Diversified Manufacturing 0.1%
Carrier Global Corp.
04/05/2040	3.377%	850,000	643,986
Chart Industries, Inc.(a)
01/01/2030	7.500%	21,000	21,087
01/01/2031	9.500%	7,000	7,179
Gates Global LLC/Co.(a)
01/15/2026	6.250%	82,000	79,079
Madison IAQ LLC(a)
06/30/2028	4.125%	32,000	26,649
06/30/2029	5.875%	33,000	22,699
Resideo Funding, Inc.(a)
09/01/2029	4.000%	86,000	69,385
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	12,000	12,090
Vertical Holdco GmbH(a)
07/15/2028	7.625%	28,000	22,945
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	34,000	30,244
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	43,000	43,588
06/15/2028	7.250%	46,000	46,637
Total			1,025,568
Electric 0.6%
Calpine Corp.(a)
02/15/2028	4.500%	29,000	25,918

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	58,000	53,778
02/15/2031	3.750%	75,000	62,602
01/15/2032	3.750%	16,000	12,929
CMS Energy Corp.
03/01/2044	4.875%	262,000	238,404
Emera US Finance LP
06/15/2046	4.750%	1,150,000	894,700
Eversource Energy
03/01/2032	3.375%	525,000	456,535
Exelon Corp.(a)
03/15/2052	4.100%	875,000	703,735
Indiana Michigan Power Co.
03/15/2037	6.050%	600,000	624,075
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	13,000	11,259
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	16,000	15,549
09/15/2027	4.500%	48,000	44,186
NRG Energy, Inc.(a)
02/15/2029	3.375%	28,000	22,607
06/15/2029	5.250%	24,000	21,204
02/15/2031	3.625%	42,000	32,135
02/15/2032	3.875%	75,000	56,546
Ohio Edison Co.(a)
01/15/2033	5.500%	900,000	896,294
PG&E Corp.
07/01/2030	5.250%	33,000	30,029
Progress Energy, Inc.
03/01/2031	7.750%	800,000	906,532
Southern Co. (The)
07/01/2046	4.400%	1,200,000	1,003,641
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	10,000	9,646
02/15/2027	5.625%	55,000	52,527
07/31/2027	5.000%	61,000	56,767
05/01/2029	4.375%	18,000	15,531
Xcel Energy, Inc.
06/01/2030	3.400%	900,000	802,752
Total			7,049,881
Environmental 0.1%
GFL Environmental, Inc.(a)
12/15/2026	5.125%	51,000	49,018
Waste Connections, Inc.
01/15/2033	4.200%	1,000,000	929,001
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	81,000	71,778
Total			1,049,797
Finance Companies 0.0%
Navient Corp.
01/25/2023	5.500%	60,000	59,911
06/25/2025	6.750%	31,000	29,800
OneMain Finance Corp.
09/15/2030	4.000%	2,000	1,495
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	45,000	39,753
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	55,000	42,476
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	92,000	68,816
Springleaf Finance Corp.
03/15/2024	6.125%	34,000	32,887
Total			275,138
Food and Beverage 0.3%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	1,200,000	1,124,807
Bacardi Ltd.(a)
05/15/2038	5.150%	1,300,000	1,178,783
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	43,000	42,144
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	81,000	76,008
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	30,000	24,473
Kraft Heinz Foods Co.
06/01/2046	4.375%	1,100,000	898,525
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	78,000	66,392
03/01/2032	3.500%	87,000	68,004
Post Holdings, Inc.(a)
03/01/2027	5.750%	28,000	27,114
01/15/2028	5.625%	24,000	22,684
04/15/2030	4.625%	52,000	44,862
09/15/2031	4.500%	18,000	15,204
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	97,000	83,773
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	23,000	18,819

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Foods, Inc.(a)
04/15/2025	6.250%	8,000	7,935
02/15/2029	4.750%	45,000	39,960
06/01/2030	4.625%	27,000	23,858
Total			3,763,345
Gaming 0.0%
Boyd Gaming Corp.
12/01/2027	4.750%	39,000	36,315
Boyd Gaming Corp.(a)
06/15/2031	4.750%	26,000	22,630
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	93,000	75,628
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	50,000	49,000
07/01/2025	6.250%	59,000	57,402
07/01/2027	8.125%	42,000	41,305
International Game Technology PLC(a)
02/15/2025	6.500%	16,000	16,122
04/15/2026	4.125%	19,000	17,779
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	41,000	35,033
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	68,000	57,420
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	26,000	25,887
Total			434,521
Health Care 0.4%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	60,000	56,960
04/15/2029	5.000%	25,000	23,058
AdaptHealth LLC(a)
03/01/2030	5.125%	97,000	82,558
Avantor Funding, Inc.(a)
07/15/2028	4.625%	45,000	40,861
11/01/2029	3.875%	53,000	44,535
Becton Dickinson and Co.
12/15/2044	4.685%	700,000	622,901
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%	21,000	16,564
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	25,000	23,004
03/15/2029	3.750%	19,000	16,799
CHS/Community Health Systems, Inc.(a)
03/15/2027	5.625%	12,000	10,296
04/15/2029	6.875%	38,000	19,703
05/15/2030	5.250%	94,000	70,997
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CVS Health Corp.
03/25/2048	5.050%	1,000,000	902,669
GE Healthcare Holding LLC(a)
11/22/2052	6.377%	684,000	733,393
HCA, Inc.(a)
03/15/2052	4.625%	1,625,000	1,272,607
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	9,000	7,254
10/01/2029	5.250%	66,000	52,455
Select Medical Corp.(a)
08/15/2026	6.250%	104,000	99,116
Tenet Healthcare Corp.
07/15/2024	4.625%	15,000	14,660
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	56,000	53,788
11/01/2027	5.125%	37,000	34,526
06/15/2028	4.625%	11,000	9,859
10/01/2028	6.125%	51,000	45,766
01/15/2030	4.375%	22,000	19,061
06/15/2030	6.125%	27,000	25,715
Total			4,299,105
Healthcare Insurance 0.1%
Anthem, Inc.
03/01/2028	4.101%	235,000	225,244
Centene Corp.
12/15/2029	4.625%	75,000	68,771
UnitedHealth Group, Inc.
05/15/2062	4.950%	1,323,000	1,244,986
Total			1,539,001
Home Construction 0.0%
Meritage Homes Corp.
06/01/2025	6.000%	46,000	45,674
Meritage Homes Corp.(a)
04/15/2029	3.875%	43,000	36,492
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	27,000	23,594
Taylor Morrison Communities, Inc.(a)
06/15/2027	5.875%	10,000	9,623
08/01/2030	5.125%	32,000	27,844
Total			143,227
Independent Energy 0.1%
Apache Corp.
09/01/2040	5.100%	28,000	23,253
02/01/2042	5.250%	11,000	9,020
Callon Petroleum Co.
07/01/2026	6.375%	92,000	86,536

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNX Resources Corp.(a)
03/14/2027	7.250%	5,000	4,985
01/15/2029	6.000%	28,000	25,844
01/15/2031	7.375%	10,000	9,595
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	62,000	53,383
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	51,000	49,215
05/01/2029	5.000%	42,000	37,649
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	55,000	52,664
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	65,000	58,970
02/01/2029	5.750%	11,000	9,829
04/15/2030	6.000%	21,000	18,793
04/15/2032	6.250%	19,000	16,323
Matador Resources Co.
09/15/2026	5.875%	67,000	64,662
Occidental Petroleum Corp.
09/01/2030	6.625%	225,000	232,489
09/15/2036	6.450%	102,000	104,060
SM Energy Co.
09/15/2026	6.750%	40,000	38,990
Southwestern Energy Co.
02/01/2032	4.750%	88,000	75,137
Total			971,397
Integrated Energy 0.0%
Cenovus Energy, Inc.
02/15/2052	3.750%	710,000	500,729
Leisure 0.1%
Carnival Corp.(a)
03/01/2026	7.625%	17,000	13,578
03/01/2027	5.750%	108,000	77,057
08/01/2028	4.000%	54,000	43,993
05/01/2029	6.000%	43,000	28,814
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	27,000	27,715
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	23,000	22,727
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	45,000	43,774
Cinemark USA, Inc.(a)
05/01/2025	8.750%	15,000	15,225
03/15/2026	5.875%	56,000	46,588
07/15/2028	5.250%	6,000	4,457
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	44,000	41,779
05/15/2027	6.500%	33,000	32,294
10/15/2027	4.750%	17,000	15,155
NCL Corp., Ltd.(a)
03/15/2026	5.875%	24,000	18,889
NCL Finance Ltd.(a)
03/15/2028	6.125%	12,000	8,908
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	62,000	50,200
08/31/2026	5.500%	19,000	15,985
07/15/2027	5.375%	18,000	14,643
04/01/2028	5.500%	39,000	31,154
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	33,000	24,489
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	52,000	50,114
Total			627,538
Life Insurance 0.3%
CoreBridge Financial, Inc.(a)
04/05/2052	4.400%	900,000	717,512
Five Corners Funding Trust II(a)
05/15/2030	2.850%	1,650,000	1,384,592
MetLife, Inc.
07/15/2052	5.000%	197,000	189,034
Pacific LifeCorp(a)
09/15/2052	5.400%	900,000	862,904
Voya Financial, Inc.
06/15/2046	4.800%	818,000	667,077
Total			3,821,119
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2028	5.750%	33,000	32,107
Media and Entertainment 0.2%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	27,000	25,716
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	49,000	35,963
06/01/2029	7.500%	43,000	31,277
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	88,000	76,252
iHeartCommunications, Inc.
05/01/2026	6.375%	6,440	5,924
05/01/2027	8.375%	86,366	73,558

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	27,000	22,855
01/15/2028	4.750%	49,000	39,853
Magallanes, Inc.(a)
03/15/2062	5.391%	2,091,000	1,531,774
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	45,000	40,666
03/15/2030	4.625%	31,000	25,708
Roblox Corp.(a)
05/01/2030	3.875%	59,000	46,475
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	7,000	5,695
01/15/2031	5.375%	15,000	12,072
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	11,000	9,852
Univision Communications, Inc.(a)
05/01/2029	4.500%	25,000	20,895
06/30/2030	7.375%	30,000	28,707
Total			2,033,242
Metals and Mining 0.1%
Allegheny Technologies, Inc.
10/01/2029	4.875%	32,000	28,267
10/01/2031	5.125%	46,000	40,361
Constellium NV(a)
02/15/2026	5.875%	35,000	33,749
Constellium SE(a)
06/15/2028	5.625%	86,000	79,523
04/15/2029	3.750%	145,000	118,066
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	125,000	114,127
04/01/2029	6.125%	42,000	38,279
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	27,000	23,670
06/01/2031	4.500%	75,000	60,256
Novelis Corp.(a)
11/15/2026	3.250%	28,000	25,095
01/30/2030	4.750%	52,000	45,974
08/15/2031	3.875%	26,000	21,275
Total			628,642
Midstream 0.6%
Cheniere Energy Partners LP
10/01/2029	4.500%	19,000	17,100
03/01/2031	4.000%	37,000	31,692
01/31/2032	3.250%	64,000	50,977
Cheniere Energy, Inc.
10/15/2028	4.625%	25,000	22,671
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNX Midstream Partners LP(a)
04/15/2030	4.750%	35,000	28,891
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	31,000	29,992
DT Midstream, Inc.(a)
06/15/2029	4.125%	32,000	27,453
06/15/2031	4.375%	36,000	30,109
Energy Transfer Partners LP
02/01/2042	6.500%	500,000	494,007
EQM Midstream Partners LP
08/01/2024	4.000%	23,000	22,132
EQM Midstream Partners LP(a)
07/01/2025	6.000%	56,000	54,400
06/01/2027	7.500%	14,000	13,716
07/01/2027	6.500%	33,000	31,550
06/01/2030	7.500%	17,000	16,388
01/15/2031	4.750%	126,000	103,828
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	36,000	35,527
02/01/2028	5.000%	41,000	37,572
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	1,100,000	998,153
MPLX LP
02/15/2049	5.500%	1,100,000	973,020
NuStar Logistics LP
06/01/2026	6.000%	35,000	33,804
04/28/2027	5.625%	40,000	37,602
10/01/2030	6.375%	30,000	27,831
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	1,575,000	1,553,408
Targa Resources Partners LP/Finance Corp.
03/01/2030	5.500%	40,000	37,695
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	38,000	33,051
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	49,000	42,901
08/15/2031	4.125%	80,000	68,201
11/01/2033	3.875%	41,000	33,473
Western Gas Partners LP
08/15/2048	5.500%	28,000	23,255
Western Midstream Operating LP
03/01/2028	4.500%	51,000	46,735
Western Midstream Operating LP(f)
02/01/2050	5.500%	1,000,000	826,856
Williams Companies, Inc. (The)
09/15/2045	5.100%	1,000,000	874,683
Total			6,658,673

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natural Gas 0.1%
NiSource, Inc.
02/15/2044	4.800%	1,300,000	1,147,805
Oil Field Services 0.0%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	26,000	23,897
Nabors Industries, Inc.(a)
05/15/2027	7.375%	2,000	1,960
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	55,569	55,127
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	26,000	24,384
Total			105,368
Other Industry 0.0%
Picasso Finance Sub, Inc.(a)
06/15/2025	6.125%	34,000	33,896
Other REIT 0.0%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	27,000	23,023
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	81,000	76,297
02/01/2027	4.250%	26,000	21,893
06/15/2029	4.750%	80,000	64,593
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	45,000	40,985
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	23,000	19,469
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	22,000	19,581
09/15/2029	4.000%	20,000	16,327
Total			282,168
Packaging 0.0%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	55,000	53,887
09/01/2029	4.000%	94,000	74,563
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	35,000	30,341
Canpack SA/US LLC(a)
11/15/2029	3.875%	65,000	51,466
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	62,000	57,954
Total			268,211
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.3%
1375209 BC Ltd.(a)
01/30/2028	9.000%	6,000	5,845
AbbVie, Inc.
11/06/2042	4.400%	1,270,000	1,102,819
Amgen, Inc.
09/01/2053	2.770%	1,917,000	1,158,019
AstraZeneca Finance LLC
05/28/2031	2.250%	525,000	436,909
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	20,000	13,759
08/15/2027	5.750%	28,000	19,058
06/01/2028	4.875%	15,000	9,597
09/30/2028	11.000%	11,000	8,626
10/15/2030	14.000%	1,000	594
Bristol Myers Squibb Co.
02/20/2048	4.550%	562,000	510,537
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	28,000	24,226
Organon Finance 1 LLC(a)
04/30/2028	4.125%	22,000	19,479
04/30/2031	5.125%	64,000	55,438
Total			3,364,906
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	72,000	64,855
10/15/2027	6.750%	110,000	99,114
11/01/2029	5.875%	31,000	25,525
AssuredPartners, Inc.(a)
08/15/2025	7.000%	20,000	19,444
01/15/2029	5.625%	58,000	48,185
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	1,450,000	1,170,281
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	66,000	56,735
HUB International Ltd.(a)
05/01/2026	7.000%	45,000	44,173
12/01/2029	5.625%	59,000	51,741
Loews Corp.
05/15/2030	3.200%	665,000	586,485
Radian Group, Inc.
03/15/2027	4.875%	25,000	22,910
Ryan Specialty Group LLC(a)
02/01/2030	4.375%	7,000	6,118
USI, Inc.(a)
05/01/2025	6.875%	38,000	36,475
Total			2,232,041

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	800,000	669,644
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	57,000	51,339
10/15/2030	4.000%	18,000	14,617
IRB Holding Corp.(a)
06/15/2025	7.000%	58,000	57,842
Total			123,798
Retailers 0.1%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	39,000	32,905
02/15/2032	5.000%	41,000	33,823
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	46,000	39,109
L Brands, Inc.(a)
07/01/2025	9.375%	6,000	6,430
10/01/2030	6.625%	60,000	56,276
L Brands, Inc.
06/15/2029	7.500%	23,000	22,685
Lithia Motors, Inc.(a)
01/15/2031	4.375%	20,000	16,413
Lowe’s Companies, Inc.
04/01/2052	4.250%	1,600,000	1,281,392
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	41,000	37,153
02/15/2029	7.750%	34,000	31,718
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	22,000	16,658
Total			1,574,562
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	15,000	15,355
02/15/2028	5.875%	25,000	23,784
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	30,000	27,385
Total			66,524
Technology 0.4%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	39,000	34,008
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	14,000	13,730
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Broadcom, Inc.(a)
02/15/2051	3.750%	1,559,000	1,087,593
Camelot Finance SA(a)
11/01/2026	4.500%	19,000	17,863
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	25,000	21,688
07/01/2029	4.875%	73,000	62,071
CommScope Technologies LLC(a)
06/15/2025	6.000%	27,000	24,572
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	66,000	53,300
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	36,000	31,021
Entegris Escrow Corp.(a)
06/15/2030	5.950%	51,000	47,050
Gartner, Inc.(a)
10/01/2030	3.750%	42,000	36,417
HealthEquity, Inc.(a)
10/01/2029	4.500%	26,000	23,099
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	29,000	22,073
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	32,000	26,711
Iron Mountain, Inc.(a)
09/15/2027	4.875%	14,000	12,892
03/15/2028	5.250%	25,000	22,997
07/15/2028	5.000%	54,000	48,537
07/15/2030	5.250%	26,000	22,580
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	83,000	44,799
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	64,000	47,413
NCR Corp.(a)
09/01/2027	5.750%	25,000	23,962
10/01/2028	5.000%	80,000	68,644
04/15/2029	5.125%	60,000	50,178
10/01/2030	5.250%	4,000	3,297
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	53,000	49,939
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	1,500,000	1,294,436
Oracle Corp.
04/15/2038	6.500%	700,000	727,183
Picard Midco, Inc.(a)
03/31/2029	6.500%	58,000	49,111
RELX Capital, Inc.
05/20/2032	4.750%	439,000	421,016

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sensata Technologies BV(a)
09/01/2030	5.875%	32,000	30,311
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	55,000	51,882
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	45,000	45,145
Verscend Escrow Corp.(a)
08/15/2026	9.750%	64,000	62,692
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	90,000	75,841
Total			4,654,051
Transportation Services 0.1%
ERAC USA Finance LLC(a)
10/15/2037	7.000%	725,000	789,921
Wireless 0.2%
Altice France Holding SA(a)
02/15/2028	6.000%	85,000	50,187
Altice France SA(a)
02/01/2027	8.125%	33,000	30,125
01/15/2028	5.500%	93,000	73,017
07/15/2029	5.125%	32,000	23,934
American Tower Corp.
08/15/2029	3.800%	740,000	672,935
Sprint Capital Corp.
03/15/2032	8.750%	38,000	45,204
Sprint Corp.
03/01/2026	7.625%	44,000	46,302
T-Mobile US, Inc.
01/15/2053	5.650%	1,125,000	1,094,252
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	27,000	21,871
07/15/2031	4.750%	52,000	42,344
Total			2,100,171
Wirelines 0.1%
AT&T, Inc.
09/15/2053	3.500%	1,900,000	1,292,702
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	39,000	28,904
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	24,000	24,504
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Iliad Holding SAS(a)
10/15/2026	6.500%	53,000	49,225
10/15/2028	7.000%	79,000	71,651
Total			1,466,986
Total Corporate Bonds & Notes (Cost $99,810,029)			84,490,456

Exchange-Traded Equity Funds 0.9%
	Shares	Value ($)
International Mid Large Cap 0.9%
iShares Core MSCI EAFE ETF	168,620	10,393,737
Total Exchange-Traded Equity Funds (Cost $11,306,141)		10,393,737

Foreign Government Obligations(g) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	25,000	24,219
06/01/2027	5.250%	34,000	30,544
05/15/2029	4.250%	45,000	36,755
Total			91,518
Total Foreign Government Obligations (Cost $101,238)			91,518

Residential Mortgage-Backed Securities - Agency 13.1%

Federal Home Loan Mortgage Corp.
04/01/2032	6.000%	28,172	28,642
04/01/2032	7.000%	18,233	18,751
07/01/2032	6.500%	10,718	10,998
01/01/2033	3.000%	546,814	519,514
01/01/2034- 05/01/2041	5.000%	267,324	272,395
04/01/2041	4.500%	47,496	47,138
Federal Home Loan Mortgage Corp.(h)
05/01/2032	6.500%	96,598	99,065
06/01/2037	6.000%	24,590	25,337
02/01/2038	5.500%	162,861	169,074
03/01/2038- 03/01/2040	5.000%	64,785	65,971
05/01/2039- 08/01/2041	4.500%	494,751	490,943
07/01/2043	3.000%	130,302	118,696
Federal Home Loan Mortgage Corp.(i)
12/01/2051	2.500%	4,876,179	4,133,444

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
05/01/2024- 12/01/2028	6.000%	8,544	8,691
03/01/2026- 12/01/2032	7.000%	254,350	255,515
10/01/2026- 12/01/2045	3.500%	199,908	192,152
11/01/2026- 01/01/2029	4.000%	166,383	163,336
08/01/2028- 09/01/2032	6.500%	49,237	50,833
02/01/2038- 03/01/2038	5.500%	81,363	82,849
Federal National Mortgage Association(h)
02/01/2031	3.500%	115,466	112,444
10/01/2040	4.500%	115,292	114,293
Uniform Mortgage-Backed Security TBA(j)
01/17/2038- 01/12/2053	3.000%	26,075,000	22,985,397
01/17/2038- 01/12/2053	3.500%	24,425,000	22,407,397
01/12/2053	2.000%	8,950,000	7,280,469
01/12/2053	2.500%	22,825,000	19,321,689
01/12/2053	4.000%	33,825,000	31,716,347
01/12/2053	4.500%	26,825,000	25,812,525
01/12/2053	5.000%	16,600,000	16,354,675
Total Residential Mortgage-Backed Securities - Agency (Cost $155,369,082)			152,858,580

Residential Mortgage-Backed Securities - Non-Agency 11.4%

510 Asset Backed Trust(a),(c)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	1,380,476	1,278,831
Ajax Mortgage Loan Trust(a),(c)
CMO Series 2021-A Class A1
09/25/2065	1.065%	2,369,602	2,055,698
CMO Series 2021-B Class A
06/25/2066	2.239%	1,108,647	1,022,733
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	134,980	113,403
CMO Series 2020-6 Class M1
05/25/2065	2.805%	400,000	288,979
CMO Series 2020-R1 Class A1
04/25/2053	0.990%	615,518	544,326
CMO Series 2022-6 Class A1
07/25/2067	4.300%	4,448,291	4,257,438
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	9,674	9,610
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bellemeade Re Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	6.497%	800,000	765,007
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	4.928%	1,544,055	1,512,648
BRAVO Residential Funding Trust(a),(c)
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	195,416	180,060
CMO Series 2020-RPL1 Class A1
05/26/2059	2.500%	633,596	583,196
CMO Series 2021-A Class A1
10/25/2059	1.991%	1,263,754	1,199,434
CMO Series 2021-B Class A1
04/01/2069	2.115%	888,286	829,327
CMO Series 2021-NQM1 Class A1
02/25/2049	0.941%	1,215,266	1,044,940
CMO Series 2021-NQM1 Class A3
02/25/2049	1.332%	495,112	420,240
CMO Series 2021-NQM2 Class A3
03/25/2060	1.435%	321,264	301,045
CMO Series 2022-NQM3 Class A1
07/25/2062	5.108%	1,080,871	1,077,924
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	425,000	334,381
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	2,253,711	2,056,140
CMO Series 2022-NQM1 Class A1
06/25/2067	5.189%	927,330	897,400
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.076% 09/25/2058	5.445%	1,057,537	1,032,792
CIM Trust(a),(c)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	878,440	827,127
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	646,690	595,023
COLT Mortgage Loan Trust(a),(c)
CMO Series 2020-2 Class A1
03/25/2065	1.853%	31,880	31,179
CMO Series 2022-1 Class A1
12/27/2066	2.284%	2,263,215	1,968,895

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-4 Class A1
03/25/2067	4.301%	1,989,338	1,917,184
COLT Mortgage Loan Trust(a)
CMO Series 2021-2R Class A1
07/27/2054	0.798%	384,998	320,860
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% 01/25/2040	6.439%	508,040	504,536
CMO Series 2022-R04 Class 1M2
30-day Average SOFR + 3.100% 03/25/2042	7.028%	975,000	971,360
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-AFC1 Class A1
03/25/2056	0.830%	695,054	520,100
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	253,645	213,430
CMO Series 2021-NQM1 Class M1
05/25/2065	2.130%	175,000	121,639
CMO Series 2021-RPL1 Class A1
09/27/2060	1.668%	1,703,544	1,607,158
CMO Series 2021-RPL2 Class M1
01/25/2060	2.750%	751,019	532,741
CMO Series 2021-RPL2 Class M2
01/25/2060	3.250%	375,000	260,639
CMO Series 2022-ATH3 Class A1
08/25/2067	4.991%	1,126,966	1,093,772
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	1,542,080	1,440,620
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	1,111,137	981,074
CMO Series 2022-NQM5 Class A1
05/25/2067	5.169%	1,585,038	1,584,851
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	821,235	766,785
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	671,827	595,688
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	438,456	407,387
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	6.247%	425,000	415,037
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 04/25/2034	5.994%	1,900,000	1,829,308
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	115,847	105,938
CMO Series 2020-1 Class A1
05/25/2065	2.006%	36,762	34,842
CMO Series 2022-2 Class A1
04/25/2067	4.299%	5,382,322	5,157,889
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA1 Class M2
1-month USD LIBOR + 1.700% 01/25/2050	6.089%	548,540	546,842
CMO Series 2021-DNA1 Class M2
30-day Average SOFR + 1.800% 01/25/2051	5.728%	563,198	549,851
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	5.578%	466,379	459,166
CMO Series 2021-HQA1 Class M1
30-day Average SOFR + 0.700% 08/25/2033	4.628%	75,816	75,504
CMO Series 2022-DNA3 Class M1B
30-day Average SOFR + 2.900% 04/25/2042	6.828%	1,100,000	1,087,338
CMO Series 2022-DNA4 Class M1A
30-day Average SOFR + 2.200% 05/25/2042	6.128%	5,171,261	5,170,003
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	6.078%	558,632	558,629
Freddie Mac STACR Trust(a),(b)
CMO Series 2019-DNA4 Class M2
1-month USD LIBOR + 1.950% 10/25/2049	6.339%	128,346	128,346
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2022-DNA2 Class M1B
30-day Average SOFR + 2.400% 02/25/2042	6.328%	2,500,000	2,430,414
CMO Series 2022-DNA5 Class M1A
30-day Average SOFR + 2.950% 06/25/2042	6.878%	1,928,645	1,949,853
Subordinated CMO Series 2021-DNA7 Class M1
30-day Average SOFR + 0.850% 11/25/2041	4.371%	4,051,712	3,978,232
GCAT LLC(a),(c)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	1,008,285	973,528

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	27

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT Trust(a),(c)
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	847,066	794,422
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	2,988,490	2,692,363
CMO Series 2022-NQM3 Class A1
04/25/2067	4.349%	5,342,903	5,158,847
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2019-SL1 Class A1
01/25/2059	2.625%	125,846	125,199
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	386,529	347,041
Home Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 1.550% 07/25/2033	5.939%	984,110	977,433
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2020-2 Class A3
05/25/2065	3.196%	550,000	495,930
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	1,200,323	1,094,618
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	2,327,652	2,103,944
MetLife Securitization Trust(a),(c)
CMO Series 2018-1A Class A
03/25/2057	3.750%	380,376	357,164
MFA Trust(a),(c)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	475,000	372,677
CMO Series 2021-NQM1 Class A1
04/25/2065	1.153%	726,577	622,962
CMO Series 2022-NQM2 Class A1
05/25/2067	4.000%	5,137,529	4,834,412
MFRA Trust(a),(c)
CMO Series 2021-INV1 Class A1
01/25/2056	0.852%	251,255	222,501
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	46,547	40,955
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	77,828	67,808
Mill City Mortgage Loan Trust(a),(c)
CMO Series 2018-3 Class A1
08/25/2058	3.472%	791,190	750,271
CMO Series 2021-NMR1 Class M1
11/25/2060	1.850%	1,150,000	962,895
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	150,234	137,724
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	443,563	404,235
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	5.978%	825,000	807,771
OBX Trust(a),(b)
CMO Series 2020-EXP3 Class 2A1A
1-month USD LIBOR + 0.950% 01/25/2060	4.944%	185,507	182,989
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	319,932	283,893
Preston Ridge Partners Mortgage(a),(c)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	2,368,500	2,120,838
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	599,032	552,310
CMO Series 2021-1 Class A1
01/25/2026	2.115%	998,427	906,952
CMO Series 2021-10 Class A1
10/25/2026	2.487%	1,333,974	1,199,493
CMO Series 2021-3 Class A1
04/25/2026	1.867%	1,395,309	1,260,401
CMO Series 2021-9 Class A1
10/25/2026	2.363%	2,133,778	1,920,851
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	3,395,833	3,137,283
PRKCM Trust(a),(c)
CMO Series 2021-AFC2 Class A3
11/25/2056	2.893%	2,000,000	1,150,952
CMO Series 2021-AFC2 Class M1
11/25/2056	3.443%	1,475,000	887,457
Subordinated CMO Series 2021-AFC2 Class B1
11/25/2056	3.701%	1,300,000	761,559
PRPM LLC(a),(c)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	607,298	534,582

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 01/25/2030	5.339%	125,315	123,654
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	5.371%	397,412	393,312
Subordinated CMO Series 2021-2 Class M1B
30-day Average SOFR + 3.700% Floor 3.700% 11/25/2031	7.221%	725,000	684,750
Residential Mortgage Loan Trust(a),(c)
CMO Series 2020-1 Class A3
01/26/2060	2.684%	156,790	145,497
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	557,774	523,910
CMO Series 2020-2 Class A3
04/25/2060	3.000%	975,000	923,382
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	150,506	132,815
CMO Series 2021-4 Class M1
08/25/2056	2.400%	525,000	302,296
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2020-1 Class A1
03/25/2023	2.734%	1,715,147	1,656,584
CMO Series 2021-1 Class A1
06/25/2024	2.240%	900,000	861,667
Towd Point HE Trust(a),(c)
CMO Series 2021-HE1 Class M2
02/25/2063	2.500%	450,000	375,155
Towd Point Mortgage Trust(a),(c)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	153,030	147,554
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	588,567	565,261
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	5.016%	472,929	469,121
CMO Series 2019-HY2 Class A1
1-month USD LIBOR + 1.000% Floor 1.000% 05/25/2058	5.389%	580,642	573,518
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	87,835	87,631
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VCAT Asset Securitization LLC(a),(c)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	4,024,908	3,503,949
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	159,440	150,308
Vericrest Opportunity Loan Transferee(a),(c)
CMO Series 2021-NP11 Class A1
08/25/2051	1.868%	2,084,359	1,827,093
Vericrest Opportunity Loan Transferee XCII LLC(a),(c)
CMO Series 2021-NPL1 Class A1
02/27/2051	1.893%	1,536,255	1,315,127
Vericrest Opportunity Loan Transferee XCIII LLC(a),(c)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	1,281,152	1,144,456
Vericrest Opportunity Loan Transferee XCIV LLC(a),(c)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	1,505,945	1,350,353
Vericrest Opportunity Loan Transferee XCIX LLC(a),(c)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	982,529	867,884
Vericrest Opportunity Loan Transferee XCVI LLC(a),(c)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	916,679	831,018
Vericrest Opportunity Loan Transferee XCVII LLC(a),(c)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	3,757,105	3,304,817
Vericrest Opportunity Loan Trust CI LLC(a),(c)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	2,687,446	2,400,617
Verus Securitization Trust(a),(c)
CMO Series 2019-4 Class A3
11/25/2059	3.000%	583,361	549,335
CMO Series 2020-1 Class M1
01/25/2060	3.021%	1,000,000	737,885
CMO Series 2020-2 Class A1
05/25/2060	2.226%	113,433	109,151
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	44,957	43,615
CMO Series 2021-R1 Class A2
10/25/2063	1.057%	201,391	176,391
CMO Series 2021-R1 Class A3
10/25/2063	1.262%	255,096	220,924
CMO Series 2022-1 Class A1
01/25/2067	2.724%	3,591,885	3,188,927
CMO Series 2022-4 Class A1
04/25/2067	4.474%	461,218	448,515

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	29

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	327,730	302,254
Visio Trust(a)
CMO Series 2020-1R Class A2
11/25/2055	1.567%	177,767	160,279
CMO Series 2020-1R Class A3
11/25/2055	1.873%	207,395	186,017
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $145,876,387)			133,574,074

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace Holdings LLC(b),(k)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	8.500%	33,660	32,966
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	12.134%	4,859	2,633
Media and Entertainment 0.0%
Cengage Learning, Inc.(b),(k)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	7.814%	55,304	49,618
Technology 0.0%
Ascend Learning LLC(b),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	7.884%	38,610	36,438
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	10.134%	23,000	19,636
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DCert Buyer, Inc.(b),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	11.696%	36,000	32,724
Epicore Software Corp.(b),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	12.134%	17,000	16,720
UKG, Inc.(b),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	6.998%	22,953	21,806
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	8.998%	45,000	41,197
Total			168,521
Total Senior Loans (Cost $275,749)			253,738

U.S. Treasury Obligations 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(h)
02/15/2045	2.500%	5,750,000	4,343,047
Total U.S. Treasury Obligations (Cost $6,229,056)			4,343,047

Money Market Funds 8.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(l),(m)	101,792,055	101,761,518
Total Money Market Funds (Cost $101,755,593)		101,761,518
Total Investments in Securities (Cost: $1,301,254,633)		1,321,514,907
Other Assets & Liabilities, Net		(151,763,632)
Net Assets		1,169,751,275

At December 31, 2022, securities and/or cash totaling $4,769,091 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	783	03/2023	USD	87,928,453	—	(691,573)
U.S. Treasury 5-Year Note	337	03/2023	USD	36,372,305	—	(231,307)
U.S. Treasury Ultra Bond	32	03/2023	USD	4,298,000	19,659	—
Total					19,659	(922,880)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(184)	03/2023	USD	(37,734,375)	107,055	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $293,536,939, which represents 25.09% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2022.
(d)	Non-income producing investment.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Represents a security purchased on a forward commitment basis.
(j)	Represents a security purchased on a when-issued basis.
(k)	The stated interest rate represents the weighted average interest rate at December 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(l)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(m)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	89,970,020	427,555,192	(415,775,626)	11,932	101,761,518	(22,988)	1,418,081	101,792,055
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	31

Portfolio of Investments  (continued)
December 31, 2022
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	83,946,472	—	83,946,472
Commercial Mortgage-Backed Securities - Non-Agency	—	80,374,434	—	80,374,434
Common Stocks
Communication Services	78,079,594	—	—	78,079,594
Consumer Discretionary	45,167,221	—	—	45,167,221
Consumer Staples	50,073,581	—	—	50,073,581
Energy	36,631,934	—	—	36,631,934
Financials	71,868,861	—	—	71,868,861
Health Care	106,024,440	—	—	106,024,440
Industrials	55,423,456	—	—	55,423,456
Information Technology	179,027,045	—	—	179,027,045
Materials	17,111,611	—	—	17,111,611
Real Estate	10,736,641	—	—	10,736,641
Utilities	19,239,721	—	—	19,239,721
Total Common Stocks	669,384,105	—	—	669,384,105
Convertible Bonds	—	43,228	—	43,228
Corporate Bonds & Notes	—	84,490,456	—	84,490,456
Exchange-Traded Equity Funds	10,393,737	—	—	10,393,737
Foreign Government Obligations	—	91,518	—	91,518
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Residential Mortgage-Backed Securities - Agency	—	152,858,580	—	152,858,580
Residential Mortgage-Backed Securities - Non-Agency	—	133,574,074	—	133,574,074
Senior Loans	—	253,738	—	253,738
U.S. Treasury Obligations	—	4,343,047	—	4,343,047
Money Market Funds	101,761,518	—	—	101,761,518
Total Investments in Securities	781,539,360	539,975,547	—	1,321,514,907
Investments in Derivatives
Asset
Futures Contracts	126,714	—	—	126,714
Liability
Futures Contracts	(922,880)	—	—	(922,880)
Total	780,743,194	539,975,547	—	1,320,718,741
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2022 ($)
Asset-Backed Securities — Non-Agency	5,177,435	—	—	—	—	—	—	(5,177,435)	—
Residential Mortgage-Backed Securities — Non-Agency	9,425,000	—	—	—	—	(4,450,000)	—	(4,975,000)	—
Senior Loans	4,616	—	—	—	—	—	—	(4,616)	—
Total	14,607,051	—	—	—	—	(4,450,000)	—	(10,157,051)	—
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	33

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,199,499,040)	$1,219,753,389
Affiliated issuers (cost $101,755,593)	101,761,518
Cash	474,881
Cash collateral held at broker for:
TBA	1,734,000
Receivable for:
Investments sold	27,057
Capital shares sold	13,747
Dividends	780,515
Interest	2,331,424
Foreign tax reclaims	9,400
Variation margin for futures contracts	28,750
Expense reimbursement due from Investment Manager	27
Prepaid expenses	13,424
Total assets	1,326,928,132
Liabilities
Payable for:
Investments purchased	3,134,862
Investments purchased on a delayed delivery basis	152,579,968
Capital shares purchased	1,051,043
Variation margin for futures contracts	155,070
Management services fees	21,986
Distribution and/or service fees	4,244
Service fees	61,355
Compensation of board members	126,355
Compensation of chief compliance officer	231
Other expenses	41,743
Total liabilities	157,176,857
Net assets applicable to outstanding capital stock	$1,169,751,275
Represented by
Trust capital	$1,169,751,275
Total - representing net assets applicable to outstanding capital stock	$1,169,751,275
Class 1
Net assets	$15,285,430
Shares outstanding	434,908
Net asset value per share	$35.15
Class 2
Net assets	$81,460,742
Shares outstanding	2,367,118
Net asset value per share	$34.41
Class 3
Net assets	$1,073,005,103
Shares outstanding	30,827,135
Net asset value per share	$34.81
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$10,744,525
Dividends — affiliated issuers	1,418,081
Interest	13,526,475
Interfund lending	5,810
Foreign taxes withheld	(79,971)
Total income	25,614,920
Expenses:
Management services fees	8,633,179
Distribution and/or service fees
Class 2	152,499
Class 3	1,496,773
Service fees	774,113
Compensation of board members	23,912
Custodian fees	50,191
Printing and postage fees	42,818
Audit fees	42,000
Legal fees	28,298
Interest on collateral	822
Compensation of chief compliance officer	191
Other	22,944
Total expenses	11,267,740
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(695)
Total net expenses	11,267,045
Net investment income	14,347,875
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	38,561,850
Investments — affiliated issuers	(22,988)
Foreign currency translations	(2,848)
Futures contracts	(22,521,617)
Net realized gain	16,014,397
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(271,689,559)
Investments — affiliated issuers	11,932
Foreign currency translations	291
Futures contracts	(1,056,692)
Net change in unrealized appreciation (depreciation)	(272,734,028)
Net realized and unrealized loss	(256,719,631)
Net decrease in net assets resulting from operations	$(242,371,756)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	35

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$14,347,875	$9,510,880
Net realized gain	16,014,397	172,269,163
Net change in unrealized appreciation (depreciation)	(272,734,028)	6,675,098
Net increase (decrease) in net assets resulting from operations	(242,371,756)	188,455,141
Decrease in net assets from capital stock activity	(39,542,359)	(27,044,181)
Total increase (decrease) in net assets	(281,914,115)	161,410,960
Net assets at beginning of year	1,451,665,390	1,290,254,430
Net assets at end of year	$1,169,751,275	$1,451,665,390

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	177,490	6,692,596	190,375	7,621,888
Redemptions	(20,895)	(796,656)	(9,891)	(401,576)
Net increase	156,595	5,895,940	180,484	7,220,312
Class 2
Subscriptions	1,740,344	64,385,668	822,232	33,120,788
Redemptions	(175,076)	(6,308,994)	(20,503)	(833,012)
Net increase	1,565,268	58,076,674	801,729	32,287,776
Class 3
Subscriptions	135,064	5,137,208	587,750	22,773,586
Redemptions	(2,950,006)	(108,652,181)	(2,251,153)	(89,325,855)
Net decrease	(2,814,942)	(103,514,973)	(1,663,403)	(66,552,269)
Total net decrease	(1,093,079)	(39,542,359)	(681,190)	(27,044,181)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$42.17	0.49	(7.51)	(7.02)
Year Ended 12/31/2021	$36.71	0.33	5.13	5.46
Year Ended 12/31/2020	$31.17	0.40	5.14	5.54
Year Ended 12/31/2019	$25.35	0.48	5.34	5.82
Year Ended 12/31/2018	$26.90	0.42	(1.97)	(1.55)
Class 2
Year Ended 12/31/2022	$41.39	0.40	(7.38)	(6.98)
Year Ended 12/31/2021	$36.11	0.24	5.04	5.28
Year Ended 12/31/2020	$30.74	0.33	5.04	5.37
Year Ended 12/31/2019	$25.06	0.41	5.27	5.68
Year Ended 12/31/2018	$26.66	0.34	(1.94)	(1.60)
Class 3
Year Ended 12/31/2022	$41.81	0.42	(7.42)	(7.00)
Year Ended 12/31/2021	$36.44	0.27	5.10	5.37
Year Ended 12/31/2020	$30.99	0.36	5.09	5.45
Year Ended 12/31/2019	$25.24	0.45	5.30	5.75
Year Ended 12/31/2018	$26.82	0.38	(1.96)	(1.58)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$35.15	(16.65%)	0.76%(c)	0.76%(c)	1.31%	134%	$15,285
Year Ended 12/31/2021	$42.17	14.88%	0.75%(c)	0.75%(c)	0.82%	118%	$11,736
Year Ended 12/31/2020	$36.71	17.77%	0.78%	0.77%	1.21%	145%	$3,591
Year Ended 12/31/2019	$31.17	22.96%	0.79%	0.76%	1.63%	126%	$741
Year Ended 12/31/2018	$25.35	(5.76%)	0.78%	0.75%	1.53%	81%	$3
Class 2
Year Ended 12/31/2022	$34.41	(16.87%)	1.01%(c)	1.01%(c)	1.12%	134%	$81,461
Year Ended 12/31/2021	$41.39	14.62%	1.00%(c)	1.00%(c)	0.60%	118%	$33,191
Year Ended 12/31/2020	$36.11	17.47%	1.00%	1.00%	1.04%	145%	$4
Year Ended 12/31/2019	$30.74	22.66%	1.03%	1.01%	1.43%	126%	$4
Year Ended 12/31/2018	$25.06	(6.00%)	1.03%	1.00%	1.27%	81%	$3
Class 3
Year Ended 12/31/2022	$34.81	(16.74%)	0.88%(c)	0.88%(c)	1.13%	134%	$1,073,005
Year Ended 12/31/2021	$41.81	14.74%	0.88%(c)	0.88%(c)	0.69%	118%	$1,406,738
Year Ended 12/31/2020	$36.44	17.58%	0.90%	0.89%	1.13%	145%	$1,286,659
Year Ended 12/31/2019	$30.99	22.78%	0.91%	0.88%	1.57%	126%	$1,137,620
Year Ended 12/31/2018	$25.24	(5.89%)	0.91%	0.87%	1.40%	81%	$1,004,017
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	39

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Balanced Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
40	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
December 31, 2022
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
42	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	126,714*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	922,880*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
December 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(22,521,617)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,056,692)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	137,582,793
Futures contracts — short	28,534,278

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
44	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
December 31, 2022
recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
46	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2022, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.5075% as the Fund’s net assets increase. Prior to July 1, 2022, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.72% to 0.52% as the Fund’s net assets increased. The effective management services fee rate for the year ended December 31, 2022 was 0.6788% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	47

Notes to Financial Statements  (continued)
December 31, 2022
Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2022 through April 30, 2023	Voluntary expense cap May 1, 2022 through June 30, 2022	Contractual expense cap prior to May 1, 2022
Class 1	0.76%	0.76%	0.76%
Class 2	1.01	1.01	1.01
Class 3	0.885	0.885	0.885
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,739,670,590 and $1,722,268,454, respectively, for the year ended December 31, 2022, of which $1,224,066,481 and $1,129,327,166, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
48	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	14,525,000	3.60	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	49

Notes to Financial Statements  (continued)
December 31, 2022
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
50	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 99.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	51

Notes to Financial Statements  (continued)
December 31, 2022
affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
52	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Balanced Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	53

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
54	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
56	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	57

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
58	Columbia Variable Portfolio – Balanced Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2022	59

Columbia Variable Portfolio – Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7000_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Select Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Small Cap Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-14.71	4.65	9.39
Class 2	05/03/10	-14.93	4.38	9.12
Class 3	09/15/99	-14.82	4.52	9.26
Russell 2000 Value Index		-14.48	4.13	8.48
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	96.1
Money Market Funds	3.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	1.6
Consumer Discretionary	10.2
Consumer Staples	1.5
Energy	5.0
Financials	25.8
Health Care	6.6
Industrials	17.9
Information Technology	11.2
Materials	8.8
Real Estate	9.3
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Select Small Cap Value Fund returned -14.93%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned -14.48% for the same time period.
Market overview
U.S. equities declined in 2022, posting the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002. In stark contrast to the previous calendar year 2021, in which U.S. equities accelerated to 70 record highs throughout the period and all 11 economic sectors delivered double-digit gains, 2022 saw a choppy but steady downward trajectory as investor sentiment wavered between worry and hope. Six of the 11 sectors within the S&P 500 Index fell by double-digits. Energy stocks performed best, continuing the post-pandemic momentum driven by rising oil prices. Utilities stocks were the only other broad category to produce positive results, but just barely, as investors sought stability and at least some certainty about future earnings.
Results were driven largely by expectations around the course of inflation and corresponding action by the U.S. Federal Reserve (Fed), which hiked rates seven times by a combined 4.25 percentage points over the course of 2022. Some upside during the period was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee (FOMC) announced an anticipated 75-basis point rate hike at the end of July 2022. (A basis point is 1/100 of a percent.) What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Powell spoke at Jackson Hole and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75-basis point hike in September 2022, along with a forecast showing no expectations for rate cuts until 2024.
A similar about-face was repeated near year-end as sentiment abruptly turned positive to start the fourth quarter of 2022 but stalled in mid-December when the Fed raised rates by 50 basis points. Although the hike was widely anticipated and marked a step down from the previous 75-basis point increases, it disappointed investors who had hoped for softening language about future increases. Slowing global growth and China’s COVID-19 lockdown policy compounded rate worries, as did an increasing realization that earnings estimates had been implausibly optimistic for much of the year 2022.
The Fund’s notable detractors during the period
•	As noted above, adverse stock selection within the financials and health care sectors was the key driver of underperformance during the year.
•	A notable individual detractor was insurer Lincoln National Corp., which disappointed investors with a loss owing to a significant charge associated with its annual actuarial assumption review.
•	Mass media company iHeartMedia, Inc. also detracted, falling after reporting earnings and margins below expectations which overshadowed strong growth in its podcast business.
•	Within health care, Syneos Health, Inc. was a notable detractor. The company, which provides outsourced clinical and commercial services for biopharmaceutical companies, declined as the challenging macro environment and higher interest rates weighed on results.
The Fund’s notable contributors during the period
•	Adverse stock selection within the financials and health care sectors was the key driver of underperformance during the year, narrowly offsetting stronger results in the materials, consumer discretionary, information technology and real estate sectors.
•	An underweight to the energy sector and an overweight to the information technology sector also hurt relative results and offset benefits realized from underweights in the health care and real estate sectors. Sector exposures are a byproduct of the portfolio’s longstanding bottom-up investment process.
•	Top individual contributors included two energy holdings. Equipment and services provider Patterson-UTI Energy, Inc. and exploration and production company Devon Energy Corp. each pleased investors with solid results and a focus on returning cash to shareholders.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	In addition, specialty materials maker Allegheny Technologies, Inc. rose after reporting results well above consensus expectations and raising forward guidance against the backdrop of recovery in aerospace, a key market for the company. We sold the Fund’s position in Allegheny Technologies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,059.40	1,020.81	4.39	4.31	0.85
Class 2	1,000.00	1,000.00	1,057.90	1,019.55	5.67	5.57	1.10
Class 3	1,000.00	1,000.00	1,058.80	1,020.21	5.01	4.91	0.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.0%
Issuer	Shares	Value ($)
Communication Services 1.6%
Media 0.6%
iHeartMedia, Inc., Class A(a)	96,778	593,249
Wireless Telecommunication Services 1.0%
Telephone and Data Systems, Inc.	88,747	930,956
Total Communication Services		1,524,205
Consumer Discretionary 9.8%
Auto Components 2.7%
Visteon Corp.(a)	20,000	2,616,600
Hotels, Restaurants & Leisure 4.4%
Penn Entertainment, Inc.(a)	17,536	520,819
Six Flags Entertainment Corp.(a)	62,759	1,459,147
Texas Roadhouse, Inc.	25,239	2,295,487
Total		4,275,453
Household Durables 1.2%
KB Home	35,494	1,130,484
Textiles, Apparel & Luxury Goods 1.5%
Kontoor Brands, Inc.	37,022	1,480,510
Total Consumer Discretionary		9,503,047
Consumer Staples 1.4%
Food Products 1.4%
Nomad Foods Ltd.(a)	79,968	1,378,648
Total Consumer Staples		1,378,648
Energy 4.8%
Energy Equipment & Services 2.6%
Patterson-UTI Energy, Inc.	149,387	2,515,677
Oil, Gas & Consumable Fuels 2.2%
Devon Energy Corp.	35,054	2,156,172
Total Energy		4,671,849
Financials 24.8%
Banks 12.9%
First Hawaiian, Inc.	71,929	1,873,031
Huntington Bancshares, Inc.	136,580	1,925,778
OceanFirst Financial Corp.	89,044	1,892,185
Pacific Premier Bancorp, Inc.	84,030	2,651,987
Common Stocks (continued)
Issuer	Shares	Value ($)
Popular, Inc.	31,922	2,117,067
Stock Yards Bancorp, Inc.	31,733	2,062,010
Total		12,522,058
Consumer Finance 0.5%
PROG Holdings, Inc.(a)	29,618	500,248
Insurance 5.1%
CNO Financial Group, Inc.	72,987	1,667,753
Hanover Insurance Group, Inc. (The)	16,876	2,280,454
Lincoln National Corp.	33,108	1,017,077
Total		4,965,284
Mortgage Real Estate Investment Trusts (REITS) 0.7%
Ladder Capital Corp., Class A	70,273	705,541
Thrifts & Mortgage Finance 5.6%
Axos Financial, Inc.(a)	73,369	2,804,163
Radian Group, Inc.	134,721	2,569,130
Total		5,373,293
Total Financials		24,066,424
Health Care 6.3%
Biotechnology —%
OmniAb, Inc.(a),(b),(c),(d)	1,403	—
OmniAb, Inc.(a),(b),(c),(d)	1,403	—
Total		—
Health Care Equipment & Supplies 3.4%
CONMED Corp.	21,691	1,922,690
LivaNova PLC(a)	24,656	1,369,394
Total		3,292,084
Health Care Providers & Services 1.5%
Tenet Healthcare Corp.(a)	29,000	1,414,910
Life Sciences Tools & Services 1.2%
Syneos Health, Inc.(a)	32,791	1,202,774
Pharmaceuticals 0.2%
Ligand Pharmaceuticals, Inc.(a)	3,702	247,294
Total Health Care		6,157,062
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 17.2%
Aerospace & Defense 2.9%
Curtiss-Wright Corp.	16,898	2,821,797
Airlines 1.0%
Spirit Airlines, Inc.(a)	48,658	947,858
Building Products 1.3%
Zurn Elkay Water Solutions Corp.	56,768	1,200,643
Commercial Services & Supplies 1.9%
Waste Connections, Inc.	14,068	1,864,854
Construction & Engineering 1.6%
Primoris Services Corp.	70,573	1,548,372
Electrical Equipment 2.4%
Bloom Energy Corp., Class A(a)	42,700	816,424
Regal Rexnord Corp.	12,657	1,518,587
Total		2,335,011
Machinery 1.9%
ITT, Inc.	23,098	1,873,248
Professional Services 1.7%
CACI International, Inc., Class A(a)	5,487	1,649,337
Road & Rail 2.5%
Knight-Swift Transportation Holdings, Inc.	46,902	2,458,134
Total Industrials		16,699,254
Information Technology 10.8%
Communications Equipment 5.5%
Extreme Networks, Inc.(a)	218,400	3,998,904
Viavi Solutions, Inc.(a)	132,200	1,389,422
Total		5,388,326
IT Services 1.1%
EPAM Systems, Inc.(a)	3,175	1,040,575
Semiconductors & Semiconductor Equipment 4.2%
Kulicke & Soffa Industries, Inc.	34,577	1,530,378
MACOM Technology Solutions Holdings, Inc.(a)	40,000	2,519,200
Total		4,049,578
Total Information Technology		10,478,479
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 8.4%
Chemicals 1.5%
Minerals Technologies, Inc.	23,531	1,428,802
Construction Materials 2.0%
Summit Materials, Inc., Class A(a)	70,747	2,008,524
Containers & Packaging 2.4%
O-I Glass, Inc.(a)	142,884	2,367,588
Metals & Mining 2.5%
ATI, Inc.(a)	80,752	2,411,255
Total Materials		8,216,169
Real Estate 8.9%
Equity Real Estate Investment Trusts (REITS) 8.9%
Apple Hospitality REIT, Inc.	130,000	2,051,400
First Industrial Realty Trust, Inc.	31,733	1,531,435
Gaming and Leisure Properties, Inc.	37,990	1,978,899
Outfront Media, Inc.	90,000	1,492,200
Physicians Realty Trust	113,467	1,641,867
Total		8,695,801
Total Real Estate		8,695,801
Utilities 2.0%
Electric Utilities 2.0%
Portland General Electric Co.	39,897	1,954,953
Total Utilities		1,954,953
Total Common Stocks (Cost $76,048,091)		93,345,891

Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(e),(f)	3,776,823	3,775,690
Total Money Market Funds (Cost $3,775,130)		3,775,690
Total Investments in Securities (Cost: $79,823,221)		97,121,581
Other Assets & Liabilities, Net		74,485
Net Assets		97,196,066

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2022, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
OmniAb, Inc.	03/05/2015-06/10/2021	1,403	—	—
OmniAb, Inc.	03/05/2015-06/10/2021	1,403	—	—
			—	—

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	2,079,185	13,248,427	(11,552,552)	630	3,775,690	(734)	66,442	3,776,823
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,524,205	—	—	1,524,205
Consumer Discretionary	9,503,047	—	—	9,503,047
Consumer Staples	1,378,648	—	—	1,378,648
Energy	4,671,849	—	—	4,671,849
Financials	24,066,424	—	—	24,066,424
Health Care	6,157,062	—	0*	6,157,062
Industrials	16,699,254	—	—	16,699,254
Information Technology	10,478,479	—	—	10,478,479
Materials	8,216,169	—	—	8,216,169
Real Estate	8,695,801	—	—	8,695,801
Utilities	1,954,953	—	—	1,954,953
Total Common Stocks	93,345,891	—	0*	93,345,891
Money Market Funds	3,775,690	—	—	3,775,690
Total Investments in Securities	97,121,581	—	0*	97,121,581

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $76,048,091)	$93,345,891
Affiliated issuers (cost $3,775,130)	3,775,690
Receivable for:
Investments sold	65,495
Capital shares sold	6,404
Dividends	133,507
Expense reimbursement due from Investment Manager	470
Prepaid expenses	6,301
Total assets	97,333,758
Liabilities
Payable for:
Capital shares purchased	54,109
Management services fees	2,330
Distribution and/or service fees	436
Service fees	10,658
Compensation of board members	51,447
Compensation of chief compliance officer	19
Audit fees	14,750
Other expenses	3,943
Total liabilities	137,692
Net assets applicable to outstanding capital stock	$97,196,066
Represented by
Trust capital	$97,196,066
Total - representing net assets applicable to outstanding capital stock	$97,196,066
Class 1
Net assets	$7,735,287
Shares outstanding	253,529
Net asset value per share	$30.51
Class 2
Net assets	$37,260,865
Shares outstanding	1,259,537
Net asset value per share	$29.58
Class 3
Net assets	$52,199,914
Shares outstanding	1,736,605
Net asset value per share	$30.06
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$1,882,585
Dividends — affiliated issuers	66,442
Foreign taxes withheld	(8,763)
Total income	1,940,264
Expenses:
Management services fees	872,657
Distribution and/or service fees
Class 2	96,038
Class 3	68,946
Service fees	76,408
Compensation of board members	12,189
Custodian fees	4,032
Printing and postage fees	15,167
Audit fees	29,500
Legal fees	13,408
Compensation of chief compliance officer	15
Other	7,203
Total expenses	1,195,563
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(177,961)
Total net expenses	1,017,602
Net investment income	922,662
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	716,739
Investments — affiliated issuers	(734)
Net realized gain	716,005
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(18,256,611)
Investments — affiliated issuers	630
Net change in unrealized appreciation (depreciation)	(18,255,981)
Net realized and unrealized loss	(17,539,976)
Net decrease in net assets resulting from operations	$(16,617,314)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$922,662	$435,053
Net realized gain	716,005	6,705,393
Net change in unrealized appreciation (depreciation)	(18,255,981)	18,264,894
Net increase (decrease) in net assets resulting from operations	(16,617,314)	25,405,340
Increase in net assets from capital stock activity	3,994,370	1,637,478
Total increase (decrease) in net assets	(12,622,944)	27,042,818
Net assets at beginning of year	109,819,010	82,776,192
Net assets at end of year	$97,196,066	$109,819,010

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	135,862	4,408,779	226,494	7,733,265
Redemptions	(60,230)	(1,992,164)	(208,193)	(7,074,331)
Net increase	75,632	2,416,615	18,301	658,934
Class 2
Subscriptions	194,379	6,051,296	253,344	8,281,484
Redemptions	(117,589)	(3,612,649)	(175,559)	(5,714,130)
Net increase	76,790	2,438,647	77,785	2,567,354
Class 3
Subscriptions	98,522	3,174,445	112,840	3,719,235
Redemptions	(128,382)	(4,035,337)	(162,272)	(5,308,045)
Net decrease	(29,860)	(860,892)	(49,432)	(1,588,810)
Total net increase	122,562	3,994,370	46,654	1,637,478
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$35.77	0.36	(5.62)	(5.26)
Year Ended 12/31/2021	$27.32	0.20	8.25	8.45
Year Ended 12/31/2020	$25.02	0.11	2.19	2.30
Year Ended 12/31/2019	$21.25	0.16	3.61	3.77
Year Ended 12/31/2018	$24.31	0.11	(3.17)	(3.06)
Class 2
Year Ended 12/31/2022	$34.77	0.26	(5.45)	(5.19)
Year Ended 12/31/2021	$26.62	0.11	8.04	8.15
Year Ended 12/31/2020	$24.44	0.05	2.13	2.18
Year Ended 12/31/2019	$20.81	0.10	3.53	3.63
Year Ended 12/31/2018	$23.87	0.05	(3.11)	(3.06)
Class 3
Year Ended 12/31/2022	$35.29	0.30	(5.53)	(5.23)
Year Ended 12/31/2021	$26.98	0.15	8.16	8.31
Year Ended 12/31/2020	$24.74	0.08	2.16	2.24
Year Ended 12/31/2019	$21.04	0.14	3.56	3.70
Year Ended 12/31/2018	$24.10	0.08	(3.14)	(3.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$30.51	(14.71%)	1.03%	0.85%	1.14%	7%	$7,735
Year Ended 12/31/2021	$35.77	30.93%	1.04%	0.85%	0.59%	16%	$6,364
Year Ended 12/31/2020	$27.32	9.19%	1.09%	0.86%	0.49%	28%	$4,360
Year Ended 12/31/2019	$25.02	17.74%	1.05%	0.88%	0.68%	21%	$4,280
Year Ended 12/31/2018	$21.25	(12.59%)	1.04%	0.88%	0.43%	13%	$3,163
Class 2
Year Ended 12/31/2022	$29.58	(14.93%)	1.28%	1.10%	0.84%	7%	$37,261
Year Ended 12/31/2021	$34.77	30.62%	1.29%	1.10%	0.34%	16%	$41,125
Year Ended 12/31/2020	$26.62	8.92%	1.34%	1.11%	0.25%	28%	$29,417
Year Ended 12/31/2019	$24.44	17.44%	1.30%	1.13%	0.44%	21%	$26,851
Year Ended 12/31/2018	$20.81	(12.82%)	1.29%	1.13%	0.20%	13%	$24,086
Class 3
Year Ended 12/31/2022	$30.06	(14.82%)	1.15%	0.97%	0.95%	7%	$52,200
Year Ended 12/31/2021	$35.29	30.80%	1.16%	0.98%	0.45%	16%	$62,331
Year Ended 12/31/2020	$26.98	9.05%	1.21%	0.99%	0.37%	28%	$48,999
Year Ended 12/31/2019	$24.74	17.59%	1.18%	1.00%	0.57%	21%	$52,643
Year Ended 12/31/2018	$21.04	(12.70%)	1.17%	1.01%	0.33%	13%	$51,927
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
20	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.08% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.85%
Class 2	1.10
Class 3	0.975
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,823,435 and $6,647,082, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
22	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 8. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 83.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
26	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
28	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
30	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2022	31

Columbia Variable Portfolio – Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7022_12_B01_(02/23

Annual Report
December 31, 2022
Variable Portfolio – Managed Volatility Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Moderate Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	-17.94	1.64	4.13
Class 2	04/19/12	-18.15	1.44	4.03
Blended Benchmark		-15.11	3.66	5.66
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2022)
Allocations to Underlying Funds
Equity Funds	43.5
International	12.6
U.S. Large Cap	25.3
U.S. Mid Cap	2.0
U.S. Small Cap	3.6
Exchange-Traded Equity Funds	4.0
International Mid Large Cap	1.5
U.S. Large Cap	2.5
Exchange-Traded Fixed Income Funds	5.0
Investment Grade	5.0
Fixed Income Funds	23.4
Investment Grade	23.4
Allocations to Tactical Assets
Corporate Bonds & Notes	0.3
Money Market Funds(a)	13.6
Options Purchased Puts	0.7
Residential Mortgage-Backed Securities - Agency	9.5
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its principal investment strategies. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2022, Class 2 shares of Variable Portfolio – Managed Volatility Moderate Growth Fund returned -18.15%. For the same time period, the Fund’s Blended Benchmark returned -15.11% and the broad U.S. fixed-income market, as measured by Bloomberg U.S. Aggregate Bond Index, returned -13.01%.
Market overview
Global equities gave back some of the gains from 2020 and 2021 in calendar year 2022. The S&P 500 Index was down 18.11%, its worst calendar year return since 2008 when it fell 37.00%. The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small and large capitalization companies, ended the full 12-month period down 19.21%.
The “everything bubble” that corresponded with inflated markets and asset prices hit a crescendo in 2021, and it was built on 0% interest rates and quantitative easing by the U.S. Federal Reserve (Fed). With investors confronted in 2022 with near 5% short-term interest rates and quantitative tightening by the Fed, the pressure on large parts of the market was palpable. Markets slowed in 2022, and multi-asset investors experienced the formidable challenge of stocks and bonds falling in unison. During most cyclical bear markets, risk-off assets, such as U.S. Treasury bonds, usually offer some safety, or at least relative strength. However, that was largely not the case during the 12 months that ended December 31, 2022. The Bloomberg U.S. Long Treasury Index shed 29.26% during the annual period and the Bloomberg U.S. Aggregate Bond Index was down 13.01% for the 12-month period.
Commodity markets served as one of the only positive areas within global capital markets during the year. A broad-based index covering the commodity markets, the S&P GSCI, rose by 25.99% over the 12-month period.
The dynamic algorithm, a quantitative tool used by the portfolio managers to help direct equity exposure, steered the managers to start the 12-month period with a slight overweight directed at equity exposures within the Fund. However, as equity volatility rose during the early parts of the annual period, the algorithm began to shift to recommend an underweight allocation to equity exposure versus static benchmark equity weights. This underweight positioning was applied to the Fund during a significant majority of the annual period, as levels of equity volatility remained elevated throughout the 12-month period.
The Fund’s notable detractors during the period
•	The managers tactically adjusted actual equity exposure to maintain levels of equity exposure, on average, slightly greater than what the dynamic algorithm called for throughout the 12-month period. This tactical discretion detracted from relative performance during the period.
•	Overall, underlying fixed-income fund manager performance results detracted from relative performance during the period as rising interest rates challenged bond managers’ positioning. Core-oriented fixed-income managers struggled the most during the 12-month period.
The Fund’s notable contributors during the period
•	Underlying U.S. equity fund managers that utilized a valuation-sensitive investment approach, or value discipline, contributed favorably to relative performance during the period.
Derivatives usage
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options and hedging strategies, which are used to help shield investors from outsized losses during periods of steep equity market declines, detracted from relative returns as time-value decay (the reduction in value of an options contract as it reaches its expiration date) and hedging instruments experienced headwinds over the course of the 12-month period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Quantitative models used by the Fund may not be effective in selecting the most favorable securities for inclusion and may cause the Fund to underperform other investment strategies. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	989.10	1,023.82	1.25	1.27	0.25	3.64	3.70	0.73
Class 2	1,000.00	1,000.00	987.70	1,022.56	2.49	2.54	0.50	4.88	4.97	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
Arconic, Inc.
02/01/2037	5.950%	230,000	223,364
BAE Systems PLC(a)
02/15/2031	1.900%	670,000	518,774
Boeing Co. (The)
05/01/2034	3.600%	277,000	221,042
08/01/2059	3.950%	770,000	516,865
Northrop Grumman Corp.
06/01/2043	4.750%	65,000	60,086
10/15/2047	4.030%	295,000	244,505
United Technologies Corp.
07/15/2038	6.125%	230,000	245,365
11/01/2046	3.750%	550,000	428,273
Total			2,458,274
Automotive 0.0%
General Motors Co.
04/01/2048	5.400%	145,000	119,276
Banking 0.1%
Bank of America Corp.(b)
07/23/2031	1.898%	520,000	399,800
10/24/2031	1.922%	300,000	228,992
02/04/2033	2.972%	1,616,000	1,303,005
Subordinated
09/21/2036	2.482%	200,000	147,443
Citigroup, Inc.(b)
06/03/2031	2.572%	724,000	585,616
01/25/2033	3.057%	521,000	420,683
Goldman Sachs Group, Inc. (The)(b)
07/21/2032	2.383%	1,561,000	1,210,079
HSBC Holdings PLC(b)
05/24/2032	2.804%	537,000	414,523
11/22/2032	2.871%	538,000	411,987
JPMorgan Chase & Co.(b)
04/22/2032	2.580%	545,000	436,022
11/15/2048	3.964%	573,000	448,582
Morgan Stanley(b)
07/21/2032	2.239%	530,000	406,071
10/20/2032	2.511%	86,000	67,216
Subordinated
09/16/2036	2.484%	70,000	51,060
04/20/2037	5.297%	310,000	283,651
Wells Fargo & Co.(b)
04/25/2053	4.611%	1,021,000	868,201
Total			7,682,931
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	940,000	740,672
12/01/2061	4.400%	55,000	35,338
06/30/2062	3.950%	386,000	228,046
Comcast Corp.
11/01/2056	2.937%	635,000	398,288
NBCUniversal Media LLC
01/15/2043	4.450%	436,000	382,444
Total			1,784,788
Construction Machinery 0.0%
Caterpillar, Inc.
09/19/2049	3.250%	135,000	102,426
United Rentals North America, Inc.
02/15/2031	3.875%	190,000	159,904
Total			262,330
Diversified Manufacturing 0.0%
Carrier Global Corp.
04/05/2050	3.577%	467,000	334,492
General Electric Co.(c)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	8.099%	55,000	54,464
Total			388,956
Electric 0.1%
AEP Texas, Inc.
01/15/2050	3.450%	652,000	461,685
AES Corp. (The)
01/15/2031	2.450%	220,000	174,380
Berkshire Hathaway Energy Co.(a)
05/01/2053	4.600%	260,000	228,619
CenterPoint Energy, Inc.
09/01/2049	3.700%	203,000	152,075
Dominion Energy, Inc.
08/15/2052	4.850%	40,000	34,740
Dominion Resources, Inc.
12/01/2044	4.700%	250,000	212,888
DTE Energy Co.
06/15/2029	3.400%	235,000	209,011
Duke Energy Corp.
08/15/2052	5.000%	1,005,000	901,630
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Emera US Finance LP
06/15/2046	4.750%	354,000	275,412
Eversource Energy
08/15/2030	1.650%	342,000	266,018
01/15/2050	3.450%	229,000	167,483
Exelon Corp.(a)
03/15/2052	4.100%	418,000	336,184
Georgia Power Co.
03/15/2042	4.300%	660,000	565,740
Jersey Central Power & Light Co.(a)
03/01/2032	2.750%	61,000	48,988
Northern States Power Co.
05/15/2044	4.125%	115,000	97,600
Pacific Gas and Electric Co.
07/01/2050	4.950%	450,000	352,555
Southern California Edison Co.
10/01/2043	4.650%	30,000	25,941
04/01/2047	4.000%	320,000	251,255
03/01/2048	4.125%	110,000	87,878
Southern Co. (The)
07/01/2046	4.400%	90,000	75,273
Xcel Energy, Inc.
12/01/2049	3.500%	460,000	336,292
Total			5,261,647
Environmental 0.0%
GFL Environmental, Inc.(a)
09/01/2028	3.500%	280,000	246,351
Food and Beverage 0.0%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	946,000	865,684
Bacardi Ltd.(a)
05/15/2038	5.150%	536,000	486,021
05/15/2048	5.300%	130,000	116,592
Kraft Heinz Foods Co.
06/01/2046	4.375%	421,000	343,890
Total			1,812,187
Health Care 0.0%
Becton Dickinson and Co.
05/20/2050	3.794%	72,000	55,363
Cigna Corp.
03/15/2050	3.400%	420,000	298,012
CVS Health Corp.
07/20/2045	5.125%	535,000	487,480
03/25/2048	5.050%	80,000	72,214
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Healthcare Holding LLC(a)
11/22/2052	6.377%	181,000	194,070
HCA, Inc.(a)
03/15/2052	4.625%	626,000	490,247
Total			1,597,386
Healthcare Insurance 0.0%
Aetna, Inc.
11/15/2042	4.125%	200,000	164,195
Anthem, Inc.
08/15/2044	4.650%	135,000	120,440
Centene Corp.
02/15/2030	3.375%	185,000	156,574
03/01/2031	2.500%	580,000	453,776
UnitedHealth Group, Inc.
08/15/2039	3.500%	208,000	170,575
02/15/2063	6.050%	760,000	836,873
Total			1,902,433
Independent Energy 0.0%
Canadian Natural Resources Ltd.
02/15/2037	6.500%	105,000	104,601
Integrated Energy 0.0%
BP Capital Markets America, Inc.
03/17/2052	3.001%	85,000	56,601
Cenovus Energy, Inc.
02/15/2052	3.750%	321,000	226,386
Total Capital International SA
06/29/2060	3.386%	80,000	56,206
Total			339,193
Life Insurance 0.0%
MetLife, Inc.
07/15/2052	5.000%	284,000	272,516
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	270,000	206,618
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	459,000	317,963
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	190,000	173,822
05/15/2050	3.300%	220,000	154,377
Voya Financial, Inc.
06/15/2046	4.800%	80,000	65,240
Total			1,190,536

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.0%
Magallanes, Inc.(a)
03/15/2042	5.050%	533,000	409,878
03/15/2062	5.391%	712,000	521,580
Netflix, Inc.(a)
11/15/2029	5.375%	460,000	450,363
Total			1,381,821
Midstream 0.0%
Enterprise Products Operating LLC
03/15/2044	4.850%	121,000	106,266
01/31/2060	3.950%	290,000	210,882
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	100,000	82,839
03/01/2043	5.000%	320,000	273,949
Kinder Morgan, Inc.
02/15/2046	5.050%	231,000	196,900
MPLX LP
04/15/2048	4.700%	70,000	55,845
03/14/2052	4.950%	311,000	255,383
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	439,000	332,244
Western Gas Partners LP
03/01/2048	5.300%	20,000	16,560
08/15/2048	5.500%	190,000	157,802
Williams Companies, Inc. (The)
06/24/2044	5.750%	330,000	314,463
Williams Cos, Inc. (The)
08/15/2052	5.300%	121,000	109,000
Total			2,112,133
Natural Gas 0.0%
NiSource, Inc.
02/15/2043	5.250%	133,000	125,902
02/15/2044	4.800%	249,000	219,849
05/15/2047	4.375%	225,000	189,270
Sempra Energy
02/01/2048	4.000%	180,000	141,519
Total			676,540
Pharmaceuticals 0.0%
AbbVie, Inc.
06/15/2044	4.850%	337,000	308,648
Amgen, Inc.
03/01/2053	4.875%	439,000	390,924
02/22/2062	4.400%	307,000	246,281
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bristol-Myers Squibb Co.
03/15/2062	3.900%	290,000	226,472
Total			1,172,325
Property & Casualty 0.0%
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	735,000	593,211
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	180,000	126,777
Total			719,988
Railroads 0.0%
CSX Corp.
11/01/2046	3.800%	477,000	375,784
Norfolk Southern Corp.
08/15/2052	4.050%	190,000	152,993
Union Pacific Corp.
01/20/2063	5.150%	355,000	344,477
Total			873,254
Retailers 0.0%
Amazon.com, Inc.
04/13/2062	4.100%	545,000	450,469
Lowe’s Companies, Inc.
04/01/2062	4.450%	594,000	465,100
09/15/2062	5.800%	241,000	232,385
Total			1,147,954
Technology 0.1%
Apple, Inc.
08/08/2062	4.100%	459,000	387,513
Broadcom, Inc.(a)
11/15/2036	3.187%	743,000	536,252
Fidelity National Information Services, Inc.
03/01/2041	3.100%	80,000	55,403
07/15/2052	5.625%	89,000	82,408
Intel Corp.
08/12/2051	3.050%	405,000	263,232
08/05/2062	5.050%	15,000	13,236
International Business Machines Corp.
07/27/2052	4.900%	200,000	182,874
MSCI, Inc.(a)
11/01/2031	3.625%	260,000	216,341
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	65,000	56,092
01/15/2033	5.000%	264,000	249,102
02/15/2042	3.125%	169,000	113,899

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oracle Corp.
07/15/2046	4.000%	385,000	282,742
04/01/2050	3.600%	319,000	217,626
03/25/2061	4.100%	62,000	43,293
VeriSign, Inc.
06/15/2031	2.700%	166,000	135,805
Total			2,835,818
Tobacco 0.0%
Reynolds American, Inc.
08/15/2035	5.700%	210,000	189,989
Wireless 0.0%
American Tower Corp.
06/15/2030	2.100%	370,000	293,322
Crown Castle International Corp.
01/15/2051	3.250%	75,000	48,993
T-Mobile US, Inc.
04/15/2050	4.500%	70,000	57,799
11/15/2060	3.600%	380,000	249,997
Vodafone Group PLC
02/19/2043	4.375%	165,000	131,652
Total			781,763
Wirelines 0.0%
AT&T, Inc.
12/01/2057	3.800%	1,451,000	1,005,671
Telefonica Emisiones SAU
03/06/2048	4.895%	300,000	231,438
Verizon Communications, Inc.
03/22/2041	3.400%	645,000	485,721
03/22/2051	3.550%	330,000	236,231
Total			1,959,061
Total Corporate Bonds & Notes (Cost $47,002,586)			39,001,535

Equity Funds 47.5%
	Shares	Value ($)
International 13.7%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(d)	64,586,384	760,181,744
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(d)	45,232,104	398,042,512
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(d),(e)	25,361,489	255,136,579
Variable Portfolio – Partners International Value Fund, Class 1 Shares(d)	30,142,837	264,051,256
Total		1,677,412,091
Equity Funds (continued)
	Shares	Value ($)
U.S. Large Cap 27.6%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(d),(e)	5,937,901	196,544,525
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(d),(e)	8,503,686	612,605,565
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(d),(e)	11,656,826	303,543,743
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(d),(e)	41,461,246	614,041,050
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(d),(e)	8,866,331	325,660,340
CTIVP® – MFS® Value Fund, Class 1 Shares(d),(e)	7,956,542	283,014,178
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(d),(e)	5,327,140	188,367,668
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(d),(e)	6,375,438	269,617,274
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(d),(e)	8,773,607	280,930,908
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(d),(e)	10,264,678	306,605,925
Total		3,380,931,176
U.S. Mid Cap 2.2%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(d),(e)	1,836,468	66,571,948
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(d),(e)	2,061,922	68,868,202
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(d),(e)	1,651,892	69,412,523
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(d),(e)	1,887,786	67,261,811
Total		272,114,484
U.S. Small Cap 4.0%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(d)	5,998,628	68,984,214
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(d),(e)	6,041,437	55,581,221
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(d),(e)	6,558,366	177,666,143
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(d),(e)	5,551,615	181,482,290
Total		483,713,868
Total Equity Funds (Cost $4,808,002,623)		5,814,171,619

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Exchange-Traded Equity Funds 4.4%
	Shares	Value ($)
International Mid Large Cap 1.6%
iShares MSCI EAFE ETF	3,018,292	198,120,687
U.S. Large Cap 2.8%
SPDR S&P 500 ETF Trust	890,200	340,439,186
Total Exchange-Traded Equity Funds (Cost $411,266,133)		538,559,873

Exchange-Traded Fixed Income Funds 5.4%

Investment Grade 5.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,432,790	361,919,049
Vanguard Intermediate-Term Corporate Bond ETF	3,906,000	302,754,060
Total		664,673,109
Total Exchange-Traded Fixed Income Funds (Cost $780,915,507)		664,673,109

Fixed Income Funds 25.5%

Investment Grade 25.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(d)	73,374,733	606,809,046
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(d)	20,915,538	191,795,483
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(d)	47,067,661	359,596,930
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(d)	21,604,505	187,743,146
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(d)	51,826,623	465,921,345
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(d)	67,146,232	611,702,171
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(d)	74,774,184	703,625,071
Total		3,127,193,192
Total Fixed Income Funds (Cost $3,772,100,753)		3,127,193,192
Residential Mortgage-Backed Securities - Agency 10.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(f)
01/17/2038- 01/12/2053	3.000%	748,302,000	667,070,203
01/17/2038- 01/12/2053	3.500%	340,500,000	314,129,556
01/12/2053	4.000%	186,830,000	175,183,006
01/12/2053	4.500%	120,000,000	115,470,755
Total Residential Mortgage-Backed Securities - Agency (Cost $1,291,245,437)			1,271,853,520

Options Purchased Puts 0.8%
Value ($)
(Cost $97,562,871)	94,341,500

Money Market Funds 14.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(d),(g)	1,817,132,361	1,816,587,221
Total Money Market Funds (Cost $1,816,333,555)		1,816,587,221
Total Investments in Securities (Cost: $13,024,429,465)		13,366,381,569
Other Assets & Liabilities, Net		(1,115,331,038)
Net Assets		12,251,050,531

At December 31, 2022, securities and/or cash totaling $170,126,269 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
40,000,000 CAD	29,432,497 USD	Barclays	02/03/2023	—	(113,964)
110,000,000 EUR	116,223,250 USD	Barclays	02/03/2023	—	(1,783,650)
29,366,419 USD	40,000,000 CAD	Barclays	02/03/2023	180,042	—
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
10,702,454 USD	10,000,000 EUR	Barclays	02/03/2023	25,446	—
98,125,000 CHF	105,198,551 USD	Citi	02/03/2023	—	(1,298,155)
19,700,000,000 JPY	145,421,260 USD	Citi	02/03/2023	—	(5,313,899)
27,266,382 USD	25,000,000 CHF	Citi	02/03/2023	—	(133,463)
90,781,330 USD	12,000,000,000 JPY	Citi	02/03/2023	1,037,041	—
63,448,500 USD	100,000,000 NZD	Goldman Sachs International	02/03/2023	71,500	—
37,023,841 USD	380,000,000 SEK	Goldman Sachs International	02/03/2023	—	(540,070)
50,000,000 AUD	33,675,250 USD	UBS	02/03/2023	—	(412,250)
35,000,000 GBP	42,934,325 USD	UBS	02/03/2023	584,675	—
17,203,750 USD	25,000,000 AUD	UBS	02/03/2023	—	(160,000)
Total				1,898,704	(9,755,451)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	2,051	03/2023	USD	395,945,550	—	(8,941,311)
U.S. Long Bond	60	03/2023	USD	7,520,625	1,040	—
U.S. Long Bond	1,056	03/2023	USD	132,363,000	—	(1,060,729)
U.S. Treasury 10-Year Note	2,993	03/2023	USD	336,104,547	—	(2,042,900)
U.S. Treasury 2-Year Note	2,801	03/2023	USD	574,423,831	804,660	—
U.S. Treasury 5-Year Note	3	03/2023	USD	323,789	18	—
U.S. Treasury 5-Year Note	5,391	03/2023	USD	581,848,948	—	(138,424)
U.S. Treasury Ultra Bond	835	03/2023	USD	112,150,937	—	(778,536)
Total					805,718	(12,961,900)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(4,242)	03/2023	EUR	(160,559,700)	6,970,866	—
FTSE 100 Index	(430)	03/2023	GBP	(32,103,800)	64,139	—
MSCI Singapore Index	(175)	01/2023	SGD	(5,084,625)	—	(27,074)
OMXS30 Index	(3,150)	01/2023	SEK	(643,230,000)	3,345,972	—
Russell 2000 Index E-mini	(1,710)	03/2023	USD	(151,411,950)	5,375,080	—
S&P 500 Index E-mini	(4,342)	03/2023	USD	(838,223,100)	29,652,891	—
SPI 200 Index	(239)	03/2023	AUD	(41,777,200)	704,983	—
TOPIX Index	(499)	03/2023	JPY	(9,438,585,000)	1,993,727	—
U.S. Treasury 10-Year Note	(57)	03/2023	USD	(6,400,922)	28,546	—
U.S. Treasury Ultra 10-Year Note	(13)	03/2023	USD	(1,537,656)	2,108	—
Total					48,138,312	(27,074)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	863,887,500	2,250	3,200.00	06/21/2024	40,713,860	35,055,000
S&P 500 Index	JPMorgan	USD	691,110,000	1,800	3,300.00	12/20/2024	35,294,469	38,403,000
S&P 500 Index	JPMorgan	USD	422,345,000	1,100	3,200.00	12/20/2024	21,554,542	20,883,500
Total							97,562,871	94,341,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 39	Morgan Stanley	12/20/2027	1.000	Quarterly	0.820	USD	200,000,000	1,432,451	—	—	1,432,451	—
Markit CDX North America Investment Grade Index, Series 39	Morgan Stanley	12/20/2027	1.000	Quarterly	0.820	USD	100,000,000	(168,300)	—	—	—	(168,300)
Total								1,264,151	—	—	1,432,451	(168,300)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $5,779,817, which represents 0.05% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	2,693,409,348	3,158,648,714	(4,035,979,366)	508,525	1,816,587,221	—	(885,747)	33,212,105	1,817,132,361
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	268,192,699	—	(9,703,684)	(61,944,490)	196,544,525	—	14,025,711	—	5,937,901
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	847,899,756	—	(37,763,578)	(197,530,613)	612,605,565	—	44,970,353	—	8,503,686
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	764,704,221	21,728,469	(32,748,612)	(146,875,032)	606,809,046	439,167	(3,511,054)	21,272,952	73,374,733
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	421,739,430	21,424,524	(2,979,204)	(136,641,007)	303,543,743	—	3,778,455	—	11,656,826
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	233,965,697	1,619,767	(31,856,795)	(11,933,186)	191,795,483	—	(3,923,200)	1,615,106	20,915,538
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	473,921,343	41,177,309	(900,005)	(154,601,717)	359,596,930	12,144,567	(8,776)	11,084,756	47,067,661
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	949,199,562	68,101,098	(47,965,325)	(209,153,591)	760,181,744	59,535,217	4,588,521	6,637,881	64,586,384
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	841,891,835	—	(42,518,163)	(185,332,622)	614,041,050	—	26,084,805	—	41,461,246
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	427,523,128	—	(45,377,232)	(56,485,556)	325,660,340	—	48,089,434	—	8,866,331
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	87,490,110	9,679,830	(2,307,660)	(28,290,332)	66,571,948	—	2,070,550	—	1,836,468
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	93,893,786	—	(8,699,391)	(16,326,193)	68,868,202	—	7,768,293	—	2,061,922
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	89,260,091	29,731,202	(13,254,739)	(36,752,340)	68,984,214	29,160,554	(596,733)	570,646	5,998,628
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	86,528,918	24,513,227	—	(55,460,924)	55,581,221	24,513,227	—	—	6,041,437
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	230,939,247	4,389,022	(12,555,150)	(35,029,973)	187,743,146	—	(1,435,165)	4,378,471	21,604,505
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	174,346,658	1,278,369	(181,348,532)	5,723,505	—	888,458	(12,789,225)	385,698	—
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	590,657,072	29,255,516	(40,234,434)	(113,756,809)	465,921,345	13,337,527	(4,082,906)	15,909,754	51,826,623
CTIVP® – MFS® Value Fund, Class 1 Shares
	373,510,429	—	(33,663,371)	(56,832,880)	283,014,178	—	32,680,466	—	7,956,542
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	319,514,125	106,406	—	(131,252,863)	188,367,668	—	—	—	5,327,140
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	363,066,503	17,468,000	(4,296,928)	(106,620,301)	269,617,274	—	5,376,944	—	6,375,438
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	371,736,211	—	(41,576,053)	(49,229,250)	280,930,908	—	31,538,234	—	8,773,607
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	764,707,694	7,726,135	(50,782,791)	(109,948,867)	611,702,171	—	(4,327,777)	7,709,224	67,146,232
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	92,024,794	—	(9,847,830)	(12,764,441)	69,412,523	—	9,947,803	—	1,651,892
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	90,240,155	4,326,524	(2,184,689)	(25,120,179)	67,261,811	—	2,233,537	—	1,887,786
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	883,709,552	18,492,437	(71,202,241)	(127,374,677)	703,625,071	5,620,606	(6,412,427)	12,856,710	74,774,184
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	416,501,598	—	(16,869,468)	(93,026,205)	306,605,925	—	22,880,378	—	10,264,678
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	512,808,164	86,820,586	(23,960,351)	(177,625,887)	398,042,512	72,163,236	(2,614,845)	8,722,349	45,232,104
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	329,760,663	37,428,971	(9,964,868)	(102,088,187)	255,136,579	16,004,082	(1,422,713)	—	25,361,489
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	331,970,001	6,979,962	(31,054,793)	(43,843,914)	264,051,256	—	(150,128)	6,979,962	30,142,837
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	225,841,833	23,974,550	(4,607,702)	(67,542,538)	177,666,143	—	2,824,737	—	6,558,366
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	242,339,116	—	(20,165,747)	(40,691,079)	181,482,290	—	10,513,624	—	5,551,615
Total	14,593,293,739			(2,583,843,623)	10,757,952,032	233,806,641	227,211,149	131,335,614

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments  (continued)
(e)	Non-income producing investment.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2022.
Abbreviation Legend
LIBOR	London Interbank Offered Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies;
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	39,001,535	—	—	39,001,535
Equity Funds	—	—	—	5,814,171,619	5,814,171,619
Exchange-Traded Equity Funds	538,559,873	—	—	—	538,559,873
Exchange-Traded Fixed Income Funds	664,673,109	—	—	—	664,673,109
Fixed Income Funds	—	—	—	3,127,193,192	3,127,193,192
Residential Mortgage-Backed Securities - Agency	—	1,271,853,520	—	—	1,271,853,520
Options Purchased Puts	94,341,500	—	—	—	94,341,500
Money Market Funds	1,816,587,221	—	—	—	1,816,587,221
Total Investments in Securities	3,114,161,703	1,310,855,055	—	8,941,364,811	13,366,381,569
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,898,704	—	—	1,898,704
Futures Contracts	48,944,030	—	—	—	48,944,030
Swap Contracts	—	1,432,451	—	—	1,432,451
Liability
Forward Foreign Currency Exchange Contracts	—	(9,755,451)	—	—	(9,755,451)
Futures Contracts	(12,988,974)	—	—	—	(12,988,974)
Swap Contracts	—	(168,300)	—	—	(168,300)
Total	3,150,116,759	1,304,262,459	—	8,941,364,811	13,395,744,029
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	17

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,530,429,663)	$2,514,088,037
Affiliated issuers (cost $10,396,436,931)	10,757,952,032
Options purchased (cost $97,562,871)	94,341,500
Cash	3,182,000
Cash collateral held at broker for:
TBA	15,730,000
Margin deposits on:
Futures contracts	145,591,264
Swap contracts	8,805,005
Unrealized appreciation on forward foreign currency exchange contracts	1,898,704
Receivable for:
Investments sold	12,573,147
Investments sold on a delayed delivery basis	203,769,819
Capital shares sold	1,525
Dividends	7,822,187
Interest	2,085,063
Foreign tax reclaims	891
Variation margin for futures contracts	7,299,791
Prepaid expenses	95,913
Total assets	13,775,236,878
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	9,755,451
Payable for:
Investments purchased on a delayed delivery basis	1,497,211,129
Capital shares purchased	12,361,863
Variation margin for futures contracts	3,387,021
Variation margin for swap contracts	43,813
Management services fees	60,722
Distribution and/or service fees	84,245
Service fees	611,251
Compensation of board members	578,486
Compensation of chief compliance officer	2,415
Other expenses	89,951
Total liabilities	1,524,186,347
Net assets applicable to outstanding capital stock	$12,251,050,531
Represented by
Trust capital	$12,251,050,531
Total - representing net assets applicable to outstanding capital stock	$12,251,050,531
Class 1
Net assets	$13,441,780
Shares outstanding	874,740
Net asset value per share	$15.37
Class 2
Net assets	$12,237,608,751
Shares outstanding	802,851,690
Net asset value per share	$15.24
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$30,615,289
Dividends — affiliated issuers	131,335,614
Interest	3,295,399
Total income	165,246,302
Expenses:
Management services fees	24,800,876
Distribution and/or service fees
Class 2	34,039,749
Service fees	8,160,140
Compensation of board members	176,363
Custodian fees	56,654
Printing and postage fees	69,606
Audit fees	32,000
Legal fees	184,958
Interest on collateral	110,038
Compensation of chief compliance officer	1,913
Other	166,741
Total expenses	67,799,038
Net investment income	97,447,264
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(164,648,064)
Investments — affiliated issuers	227,211,149
Capital gain distributions from underlying affiliated funds	233,806,641
Foreign currency translations	(8,513,795)
Forward foreign currency exchange contracts	(3,980,467)
Futures contracts	(430,079,200)
Options purchased	(32,538,309)
Swap contracts	(1,258,413)
Net realized loss	(180,000,458)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(327,487,956)
Investments — affiliated issuers	(2,583,843,623)
Forward foreign currency exchange contracts	(7,856,747)
Futures contracts	11,719,836
Options purchased	72,929,443
Swap contracts	809,232
Net change in unrealized appreciation (depreciation)	(2,833,729,815)
Net realized and unrealized loss	(3,013,730,273)
Net decrease in net assets resulting from operations	$(2,916,283,009)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	19

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$97,447,264	$76,606,444
Net realized gain (loss)	(180,000,458)	1,348,344,067
Net change in unrealized appreciation (depreciation)	(2,833,729,815)	(70,623,358)
Net increase (decrease) in net assets resulting from operations	(2,916,283,009)	1,354,327,153
Decrease in net assets from capital stock activity	(1,208,759,648)	(824,111,038)
Total increase (decrease) in net assets	(4,125,042,657)	530,216,115
Net assets at beginning of year	16,376,093,188	15,845,877,073
Net assets at end of year	$12,251,050,531	$16,376,093,188

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	295,945	4,823,818	362,865	6,635,428
Redemptions	(16,828)	(271,676)	(15,595)	(287,069)
Net increase	279,117	4,552,142	347,270	6,348,359
Class 2
Subscriptions	308,609	5,351,316	2,671,476	47,602,993
Redemptions	(76,205,282)	(1,218,663,106)	(48,622,556)	(878,062,390)
Net decrease	(75,896,673)	(1,213,311,790)	(45,951,080)	(830,459,397)
Total net decrease	(75,617,556)	(1,208,759,648)	(45,603,810)	(824,111,038)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$18.73	0.16	(3.52)	(3.36)
Year Ended 12/31/2021	$17.18	0.13	1.42	1.55
Year Ended 12/31/2020	$15.53	0.13	1.52	1.65
Year Ended 12/31/2019(d)	$14.19	0.13	1.21	1.34
Class 2
Year Ended 12/31/2022	$18.62	0.12	(3.50)	(3.38)
Year Ended 12/31/2021	$17.13	0.08	1.41	1.49
Year Ended 12/31/2020	$15.52	0.08	1.53	1.61
Year Ended 12/31/2019	$13.36	0.18	1.98	2.16
Year Ended 12/31/2018	$14.19	0.13	(0.96)	(0.83)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$15.37	(17.94%)	0.25%(c)	0.25%(c)	1.00%	149%	$13,442
Year Ended 12/31/2021	$18.73	9.02%	0.25%(c)	0.25%(c)	0.69%	184%	$11,155
Year Ended 12/31/2020	$17.18	10.63%	0.25%	0.25%	0.82%	163%	$4,268
Year Ended 12/31/2019(d)	$15.53	9.44%	0.24%(e)	0.24%(e)	1.01%(e)	138%	$1,093
Class 2
Year Ended 12/31/2022	$15.24	(18.15%)	0.50%(c)	0.50%(c)	0.71%	149%	$12,237,609
Year Ended 12/31/2021	$18.62	8.70%	0.49%(c)	0.49%(c)	0.47%	184%	$16,364,939
Year Ended 12/31/2020	$17.13	10.37%	0.50%	0.50%	0.51%	163%	$15,841,609
Year Ended 12/31/2019	$15.52	16.17%	0.49%	0.49%	1.25%	138%	$15,229,993
Year Ended 12/31/2018	$13.36	(5.85%)	0.49%	0.49%	0.90%	92%	$13,743,943
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	23

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may
24	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
26	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
28	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	1,432,451*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	48,107,658*
Equity risk	Investments, at value — Options Purchased	94,341,500
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,898,704
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	836,372*
Total		146,616,685

Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
December 31, 2022
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital - unrealized depreciation on swap contracts	168,300*
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	8,968,385*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	9,755,451
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	4,020,589*
Total		22,912,725

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(1,258,413)	(1,258,413)
Equity risk	—	(193,250,079)	(32,538,309)	—	(225,788,388)
Foreign exchange risk	(3,980,467)	670,826	—	—	(3,309,641)
Interest rate risk	—	(237,499,947)	—	—	(237,499,947)
Total	(3,980,467)	(430,079,200)	(32,538,309)	(1,258,413)	(467,856,389)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	809,232	809,232
Equity risk	—	23,953,982	72,929,443	—	96,883,425
Foreign exchange risk	(7,856,747)	(1,806,915)	—	—	(9,663,662)
Interest rate risk	—	(10,427,231)	—	—	(10,427,231)
Total	(7,856,747)	11,719,836	72,929,443	809,232	77,601,764
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,466,234,226
Futures contracts — short	1,021,971,777
Credit default swap contracts — sell protection	225,000,000

Derivative instrument	Average value ($)*
Options contracts — purchased	141,460,300

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	9,597,444	(7,317,191)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
30	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
December 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	205,488	1,037,041	71,500	-	-	584,675	1,898,704
Options purchased puts	-	-	-	94,341,500	-	-	94,341,500
Total assets	205,488	1,037,041	71,500	94,341,500	-	584,675	96,240,204
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	-	43,813	-	43,813
Forward foreign currency exchange contracts	1,897,614	6,745,517	540,070	-	-	572,250	9,755,451
Total liabilities	1,897,614	6,745,517	540,070	-	43,813	572,250	9,799,264
Total financial and derivative net assets	(1,692,126)	(5,708,476)	(468,570)	94,341,500	(43,813)	12,425	86,440,940
Total collateral received (pledged) (b)	-	-	-	-	(43,813)	-	(43,813)
Net amount (c)	(1,692,126)	(5,708,476)	(468,570)	94,341,500	-	12,425	86,484,753

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
32	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
December 31, 2022
certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2022 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.06% of the Fund’s average daily net assets.
34	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.79%	0.80%
Class 2	1.04	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $18,777,684,168 and $19,361,237,578, respectively, for the year ended December 31, 2022, of which $17,842,680,777 and $17,807,616,923, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
December 31, 2022
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
36	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
December 31, 2022
(10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
38	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Managed Volatility Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	39

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
40	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
42	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
44	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2022	45

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – Managed Volatility Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7048_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Emerging Markets Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Emerging Markets Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2012
Robert Cameron
Portfolio Manager
Managed Fund since 2012
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin, CFA
Portfolio Manager
Managed Fund since 2020
Darren Powell, CFA
Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-32.90	-3.03	1.55
Class 2	05/03/10	-33.07	-3.27	1.29
Class 3	05/01/00	-32.98	-3.15	1.42
MSCI Emerging Markets Index (Net)		-20.09	-1.40	1.44
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	8.7
Consumer Discretionary	20.9
Consumer Staples	5.3
Energy	4.5
Financials	27.5
Health Care	4.0
Industrials	6.0
Information Technology	22.0
Materials	0.4
Real Estate	0.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2022)
Argentina	1.6
Brazil	8.1
Canada	0.7
China	29.1
Hong Kong	1.9
India	14.8
Indonesia	7.8
Kazakhstan	0.6
Malaysia	0.7
Mexico	3.0
Philippines	0.7
Poland	1.0
Russian Federation	0.0(a)
South Africa	2.6
South Korea	11.4
Taiwan	10.0
Thailand	2.1
United States(b)	3.9
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Emerging Markets Fund returned -33.07%. The Fund’s benchmark, the MSCI Emerging Markets Index (Net), returned -20.09% during the same time period.
Market overview
Global markets faced many headwinds over the 12-month period, with the U.S. Federal Reserve’s (Fed’s) tightening cycle in the face of rising inflation, escalating geopolitical risks and China’s COVID-19 containment efforts all contributing to a slowing global economy.
Historically high inflation, and efforts on the part of the Fed, to contain prices were among the principal drivers of the market downturn. Inflation had begun to drift upward in late 2021, but spiked in the wake of Russia’s late February 2022 invasion of Ukraine, which particularly impacted food and energy costs. U.S. consumer price inflation rose above 8% in March and peaked at 9.1% in June. The Fed responded by raising its benchmark overnight lending rate seven times, leaving the federal funds target range at 4.25%-4.50% at year-end, up from 0.0%-0.25% entering 2022. However, leading emerging market central banks raised their reference rates earlier, in anticipation of Fed action, in the effort to defend their domestic currencies.
Developments with respect to China raised a range of concerns, including the government’s continued heightened regulatory scrutiny of certain sectors, the over-leveraged property market and saber-rattling around Taiwan. Renewed lockdowns as part of China’s zero-COVID policy compounded supply-side shortages for the manufacturing sector and dented domestic demand. Late in the period, China abruptly relaxed its COVID containment measures which, along with a policy pivot towards growth, we believe should boost emerging markets, most notably North Asian economies.
Elsewhere, Southeast Asian economies demonstrated resilience and are positioned, in our view, to benefit from the reconfiguration of Asia’s supply chains. Indonesia saw economic momentum, given strong consumer demand and commodity prices. India continued to expand its manufacturing sector and investment in infrastructure to encourage foreign direct investment. The economies of Korea and Taiwan were negatively impacted by a slowdown in global demand for semiconductors.
In Brazil, inflation began to ease, and the central bank signaled its tightening cycle may soon be concluded. In addition, a source of uncertainty was removed following Luiz Inácio Lula da Silva’s victory in the presidential election, although there are now market concerns around fiscal policy and future inflation. Mexico continued to benefit from the “nearshoring” theme as a result of deglobalization and supply chain management challenges.
The Fund’s notable detractors during the period
•	The Fund’s country allocation detracted from performance, relative to the benchmark, for the 12-month period ended December 31, 2022, most notably the Fund’s out-of-benchmark exposure to Argentina.
•	In country terms, security selection was most detrimental within China, Taiwan and Brazil. Viewed on a sector basis, selection within information technology, communication services and consumer discretionary weighed most heavily on return.
•	Individual names that detracted most significantly for the Fund included Singapore-based internet technology company Sea Ltd. The company was impacted by the rotation away from growth stocks, as the market focused on profitability and cash flow, given the rise in interest rates as central banks sought to counter inflation. In addition, slowing growth in Sea Ltd.’s gaming business, and loss of access to India as a result of minority owner Chinese internet giant Tencent being banned in that country, were stock-specific headwinds.
•	Similarly, sentiment with respect to Wuxi Biologics, a China-based global contract research organization, was negatively impacted by the market’s rotation away from growth and toward current cash flow given a higher interest-rate regime. Wuxi was also impacted by President Biden’s executive order designed to reduce U.S. dependence on drugs manufactured overseas to, in turn, boost the U.S. biotech sector.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Finally, exposure to Russian energy company Lukoil, Russian search engine provider Yandex, and Russian online financial services company TCS Group, weighed on performance during the period. The Fund sold the position in Lukoil early in the period.
The Fund’s notable contributors during the period
•	While the Fund’s country allocation detracted overall from performance relative to the benchmark, an overweight to Indonesia proved additive.
•	Individual names held that contributed most positively to relative performance included Bank Rakyat, Indonesia’s second largest bank, which reported higher demand for loans and announced that margins had benefited from lower wholesale credit costs. In addition, Indonesia’s central bank unexpectedly raised interest rates by 50 basis points in September, providing a tailwind for the country’s banking sector. (A basis point is 1/100 of a percent.)
•	Brazilian oil and gas exploration and production company Petro Rio contributed as oil price strength during the year supported the company’s margins.
•	Growth for the Chinese e-commerce platform Pinduoduo was driven by the company’s ability to provide economies of scale by enabling group purchases. The company also benefited from its emergence as a social platform through the “gamification” of the buying process. Pinduoduo has strong appeal for lower middle- and working-class consumers on the hunt for bargains.
•	Finally, a lack of exposure to a pair of Russian state-controlled enterprises, oil company Gazprom and bank Sberbank, proved beneficial in the wake of Russia’s invasion of Ukraine and the resulting sanctions.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events.The Fund has investment exposure to Chinese companies through legal structures known as variable interest entities (VIEs) in which the Fund holds only contractual rights (rather than equity ownership) in the company. VIEs are subject to breach of such contract and uncertainty over the legitimacy and regulation of VIEs which could adversely affect the value of VIE investments. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	957.40	1,019.45	5.50	5.67	1.12
Class 2	1,000.00	1,000.00	955.50	1,018.20	6.72	6.93	1.37
Class 3	1,000.00	1,000.00	957.10	1,018.85	6.08	6.28	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.0%
Issuer	Shares	Value ($)
Argentina 1.6%
Globant SA(a)	7,575	1,273,812
MercadoLibre, Inc.(a)	3,115	2,636,037
Total		3,909,849
Brazil 8.1%
Afya Ltd., Class A(a)	74,563	1,164,674
B3 SA - Brasil Bolsa Balcao	1,254,200	3,138,024
Banco BTG Pactual SA	357,121	1,619,296
Banco do Brasil SA	104,503	687,417
Itaú Unibanco Holding SA, ADR	626,378	2,950,240
Localiza Rent a Car SA	253,767	2,557,016
NU Holdings Ltd., Class A(a)	239,270	973,829
Petro Rio SA(a)	403,532	2,843,965
Sendas Distribuidora SA	533,549	1,967,555
WEG SA	102,458	747,319
XP, Inc., Class A(a)	49,364	757,244
Total		19,406,579
Canada 0.7%
Parex Resources, Inc.	118,123	1,757,887
China 29.2%
Bafang Electric Suzhou Co., Ltd., Class A	45,269	694,604
Beijing Kingsoft Office Software, Inc., Class A	27,178	1,030,632
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	211,900	1,018,077
China Animal Healthcare Ltd.(a),(b),(c)	4,603,000	1
China Tourism Group Duty Free Corp., Ltd., Class A	88,700	2,745,590
Contemporary Amperex Technology Co., Ltd., Class A	19,600	1,104,418
Full Truck Alliance Co., Ltd., ADR(a)	182,755	1,462,040
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	625,500	2,781,372
JD.com, Inc., ADR	112,335	6,305,364
JD.com, Inc., Class A	43,714	1,220,348
Kingdee International Software Group Co., Ltd.(a)	627,150	1,330,873
Kuaishou Technology(a)	110,500	993,314
Li Ning Co., Ltd.	473,000	4,067,330
Medlive Technology Co., Ltd.(d)	216,754	235,122
Meituan, Class B(a)	451,200	9,996,713
Midea Group Co., Ltd., Class A	377,500	2,801,539
Common Stocks (continued)
Issuer	Shares	Value ($)
NetEase, Inc.	315,640	4,578,047
Pinduoduo, Inc., ADR(a)	42,328	3,451,848
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	61,800	2,802,492
Shenzhou International Group Holdings Ltd.	118,400	1,320,380
Silergy Corp.	60,000	847,495
Songcheng Performance Development Co., Ltd., Class A	969,000	2,033,171
Sungrow Power Supply Co., Ltd., Class A	68,400	1,097,558
Tencent Holdings Ltd.	329,201	13,958,242
WuXi Biologics Cayman, Inc.(a)	155,500	1,177,743
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	186,100	566,871
Total		69,621,184
Hong Kong 1.9%
AIA Group Ltd.	265,000	2,926,499
Hong Kong Exchanges and Clearing Ltd.	13,700	588,692
Techtronic Industries Co., Ltd.	101,003	1,121,825
Total		4,637,016
India 14.9%
Apollo Hospitals Enterprise Ltd.	68,037	3,676,592
Astral Ltd.	23,871	565,726
AU Small Finance Bank Ltd.	220,006	1,737,810
Balkrishna Industries Ltd.	68,938	1,772,438
Cholamandalam Investment and Finance Co., Ltd.	286,411	2,497,857
Dixon Technologies India Ltd.	13,953	657,190
Eicher Motors Ltd.	39,021	1,517,495
HDFC Bank Ltd., ADR	76,497	5,233,160
ICICI Bank Ltd., ADR	309,611	6,777,385
Infosys Ltd., ADR	110,324	1,986,935
Larsen & Toubro Ltd.	129,964	3,266,558
Mahindra & Mahindra Ltd.	113,559	1,709,601
Reliance Industries Ltd.	132,461	4,066,634
Total		35,465,381
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Indonesia 7.9%
Bank Negara Indonesia Persero Tbk PT	3,372,000	1,997,801
PT Astra International Tbk	6,455,500	2,362,389
PT Bank BTPN Syariah Tbk	7,985,800	1,429,935
PT Bank Central Asia Tbk	10,691,000	5,862,284
PT Bank Rakyat Indonesia Persero Tbk	22,361,939	7,089,859
Total		18,742,268
Kazakhstan 0.6%
Kaspi.KZ JSC, GDR(b),(c),(d)	19,550	1,404,160
Malaysia 0.7%
CIMB Group Holdings Bhd	596,900	785,502
Public Bank Bhd	867,900	851,022
Total		1,636,524
Mexico 3.0%
Grupo Aeroportuario del Centro Norte SAB de CV	70,856	544,769
Grupo Aeroportuario del Pacifico SAB de CV	50,113	718,527
Grupo Financiero Banorte SAB de CV, Class O	451,559	3,249,769
Wal-Mart de Mexico SAB de CV, Class V	764,245	2,701,419
Total		7,214,484
Philippines 0.7%
Ayala Land, Inc.	2,859,200	1,587,167
Poland 1.0%
Dino Polska SA(a)	26,266	2,255,837
Russian Federation 0.0%
Detsky Mir PJSC(a),(b),(c),(e)	911,435	0
Fix Price Group PLC, GDR(a),(b),(c),(d),(e)	502,952	1
Ozon Holdings PLC, ADR(a),(b),(c),(e)	58,548	0
TCS Group Holding PLC, GDR(a),(b),(c),(e)	26,653	0
Yandex NV, Class A(a),(b),(c),(e)	73,098	0
Total		1
South Africa 2.6%
Absa Group Ltd.	170,466	1,935,747
Capitec Bank Holdings Ltd.	16,405	1,785,795
Clicks Group Ltd.	43,489	691,268
Shoprite Holdings Ltd.	131,541	1,743,774
Total		6,156,584
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 10.0%
Coupang, Inc.(a)	115,269	1,695,607
Hana Financial Group, Inc.	77,783	2,590,105
Samsung Biologics Co., Ltd.(a)	2,096	1,362,851
Samsung Electro-Mechanics Co., Ltd.(a)	17,173	1,783,464
Samsung Electronics Co., Ltd.	230,508	10,117,744
Samsung SDI Co., Ltd.(a)	6,506	3,054,844
SK Hynix, Inc.	55,969	3,339,337
Total		23,943,952
Taiwan 10.0%
Chailease Holding Co., Ltd.	113,400	798,924
Delta Electronics	212,000	1,965,238
MediaTek, Inc.	88,000	1,779,267
Sea Ltd. ADR(a)	9,994	519,988
Taiwan Semiconductor Manufacturing Co., Ltd.	1,184,838	17,207,951
Unimicron Technology Corp.	394,356	1,530,963
Total		23,802,331
Thailand 2.1%
Kasikornbank PCL, Foreign Registered Shares	592,500	2,518,865
Muangthai Capital PCL, Foreign Registered Shares	923,800	1,012,052
PTT Exploration & Production PCL	307,100	1,563,943
Total		5,094,860
Total Common Stocks (Cost $230,416,181)		226,636,064

Preferred Stocks 1.4%
Issuer	Shares	Value ($)
South Korea 1.4%
Samsung Electronics Co., Ltd.	80,792	3,237,607
Total Preferred Stocks (Cost $2,092,325)		3,237,607

Rights 0.0%
Issuer	Shares	Value ($)
Brazil 0.0%
Localiza Rent a Car SA(a)	1,109	2,260
Total Rights (Cost $—)		2,260

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(f),(g)	9,347,151	9,344,347
Total Money Market Funds (Cost $9,343,608)		9,344,347
Total Investments in Securities (Cost $241,852,114)		239,220,278
Other Assets & Liabilities, Net		(621,737)
Net Assets		$238,598,541
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $1,404,162, which represents 0.59% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $1,639,283, which represents 0.69% of total net assets.
(e)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2022, the total market value of these securities amounted to $1, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Detsky Mir PJSC	02/08/2017-09/21/2020	911,435	1,345,538	—
Fix Price Group PLC, GDR	03/05/2021-03/08/2021	502,952	4,907,336	1
Ozon Holdings PLC, ADR	12/17/2020-09/21/2021	58,548	2,951,530	—
TCS Group Holding PLC, GDR	01/10/2018-01/25/2022	26,653	726,918	—
Yandex NV, Class A	09/01/2017-04/02/2020	73,098	2,575,554	—
			12,506,876	1

(f)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	11,904,161	76,224,985	(78,786,124)	1,325	9,344,347	(2,778)	128,805	9,347,151
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	3,909,849	—	—	3,909,849
Brazil	19,406,579	—	—	19,406,579
Canada	1,757,887	—	—	1,757,887
China	11,219,252	58,401,931	1	69,621,184
Hong Kong	—	4,637,016	—	4,637,016
India	13,997,480	21,467,901	—	35,465,381
Indonesia	—	18,742,268	—	18,742,268
Kazakhstan	—	—	1,404,160	1,404,160
Malaysia	—	1,636,524	—	1,636,524
Mexico	7,214,484	—	—	7,214,484
Philippines	—	1,587,167	—	1,587,167
Poland	—	2,255,837	—	2,255,837
Russian Federation	—	—	1	1
South Africa	—	6,156,584	—	6,156,584
South Korea	1,695,607	22,248,345	—	23,943,952
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Taiwan	519,988	23,282,343	—	23,802,331
Thailand	—	5,094,860	—	5,094,860
Total Common Stocks	59,721,126	165,510,776	1,404,162	226,636,064
Preferred Stocks
South Korea	—	3,237,607	—	3,237,607
Total Preferred Stocks	—	3,237,607	—	3,237,607
Rights
Brazil	2,260	—	—	2,260
Total Rights	2,260	—	—	2,260
Money Market Funds	9,344,347	—	—	9,344,347
Total Investments in Securities	69,067,733	168,748,383	1,404,162	239,220,278
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $232,508,506)	$229,875,931
Affiliated issuers (cost $9,343,608)	9,344,347
Cash	13
Receivable for:
Capital shares sold	7,984
Dividends	440,792
Foreign tax reclaims	30,185
Expense reimbursement due from Investment Manager	633
Prepaid expenses	8,271
Total assets	239,708,156
Liabilities
Foreign currency (cost $1,279)	1,282
Payable for:
Capital shares purchased	75,698
Foreign capital gains taxes deferred	863,918
Management services fees	7,279
Distribution and/or service fees	816
Service fees	9,542
Compensation of board members	109,482
Compensation of chief compliance officer	44
Other expenses	41,554
Total liabilities	1,109,615
Net assets applicable to outstanding capital stock	$238,598,541
Represented by
Paid in capital	256,274,688
Total distributable earnings (loss)	(17,676,147)
Total - representing net assets applicable to outstanding capital stock	$238,598,541
Class 1
Net assets	$60,002,988
Shares outstanding	6,668,426
Net asset value per share	$9.00
Class 2
Net assets	$56,612,289
Shares outstanding	6,423,685
Net asset value per share	$8.81
Class 3
Net assets	$121,983,264
Shares outstanding	13,679,340
Net asset value per share	$8.92
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	13

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$4,093,069
Dividends — affiliated issuers	128,805
Interfund lending	223
Foreign taxes withheld	(683,365)
Total income	3,538,732
Expenses:
Management services fees	2,952,724
Distribution and/or service fees
Class 2	156,434
Class 3	176,008
Service fees	126,671
Compensation of board members	10,278
Custodian fees	90,248
Printing and postage fees	49,149
Audit fees	72,239
Legal fees	15,474
Compensation of chief compliance officer	28
Other	54,892
Total expenses	3,704,145
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(356,155)
Total net expenses	3,347,990
Net investment income	190,742
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(12,604,024)
Investments — affiliated issuers	(2,778)
Foreign currency translations	(136,475)
Net realized loss	(12,743,277)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(108,181,138)
Investments — affiliated issuers	1,325
Foreign currency translations	(643)
Foreign capital gains tax	1,286,807
Net change in unrealized appreciation (depreciation)	(106,893,649)
Net realized and unrealized loss	(119,636,926)
Net decrease in net assets resulting from operations	$(119,446,184)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income (loss)	$190,742	$(1,132,869)
Net realized gain (loss)	(12,743,277)	80,156,583
Net change in unrealized appreciation (depreciation)	(106,893,649)	(104,820,839)
Net decrease in net assets resulting from operations	(119,446,184)	(25,797,125)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(19,236,412)	(6,131,794)
Class 2	(18,957,219)	(3,847,632)
Class 3	(41,600,090)	(10,278,225)
Total distributions to shareholders	(79,793,721)	(20,257,651)
Increase (decrease) in net assets from capital stock activity	76,822,229	(61,812,019)
Total decrease in net assets	(122,417,676)	(107,866,795)
Net assets at beginning of year	361,016,217	468,883,012
Net assets at end of year	$238,598,541	$361,016,217

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	291,546	3,531,729	185,706	4,005,276
Distributions reinvested	2,022,756	19,236,412	272,325	6,131,794
Redemptions	(56,091)	(716,777)	(3,867,668)	(86,223,548)
Net increase (decrease)	2,258,211	22,051,364	(3,409,637)	(76,086,478)
Class 2
Subscriptions	629,221	8,331,063	787,974	17,403,719
Distributions reinvested	2,034,037	18,957,219	172,269	3,847,632
Redemptions	(444,092)	(4,855,266)	(242,592)	(5,172,823)
Net increase	2,219,166	22,433,016	717,651	16,078,528
Class 3
Subscriptions	360,342	4,375,474	273,093	5,991,387
Distributions reinvested	4,411,462	41,600,090	457,739	10,278,225
Redemptions	(1,173,119)	(13,637,715)	(840,148)	(18,073,681)
Net increase (decrease)	3,598,685	32,337,849	(109,316)	(1,804,069)
Total net increase (decrease)	8,076,062	76,822,229	(2,801,302)	(61,812,019)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$19.42	0.02	(6.18)	(6.16)	—	(4.26)	(4.26)
Year Ended 12/31/2021	$21.90	(0.03)	(1.41)	(1.44)	(0.24)	(0.80)	(1.04)
Year Ended 12/31/2020	$18.98	(0.01)	5.36	5.35	(0.12)	(2.31)	(2.43)
Year Ended 12/31/2019	$16.38	0.09	4.79	4.88	(0.04)	(2.25)	(2.29)
Year Ended 12/31/2018	$21.04	0.14	(4.67)	(4.53)	(0.13)	—	(0.13)
Class 2
Year Ended 12/31/2022	$19.18	(0.01)	(6.10)	(6.11)	—	(4.26)	(4.26)
Year Ended 12/31/2021	$21.66	(0.08)	(1.40)	(1.48)	(0.20)	(0.80)	(1.00)
Year Ended 12/31/2020	$18.78	(0.05)	5.32	5.27	(0.08)	(2.31)	(2.39)
Year Ended 12/31/2019	$16.26	0.06	4.73	4.79	(0.02)	(2.25)	(2.27)
Year Ended 12/31/2018	$20.84	0.06	(4.59)	(4.53)	(0.05)	—	(0.05)
Class 3
Year Ended 12/31/2022	$19.32	0.01	(6.15)	(6.14)	—	(4.26)	(4.26)
Year Ended 12/31/2021	$21.80	(0.06)	(1.40)	(1.46)	(0.22)	(0.80)	(1.02)
Year Ended 12/31/2020	$18.89	(0.03)	5.35	5.32	(0.10)	(2.31)	(2.41)
Year Ended 12/31/2019	$16.33	0.08	4.76	4.84	(0.03)	(2.25)	(2.28)
Year Ended 12/31/2018	$20.96	0.09	(4.63)	(4.54)	(0.09)	—	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(f)	Rounds to zero.
(g)	The Fund received a payment from an affiliate which had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Financial Highlights  (continued)
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	—	$9.00	(32.90%)	1.26%	1.12%	0.20%	51%	$60,003
Year Ended 12/31/2021	—	$19.42	(7.20%)	1.22%(c)	1.14%(c)	(0.16%)	28%	$85,630
Year Ended 12/31/2020	—	$21.90	33.61%	1.23%(c),(d)	1.14%(c),(d)	(0.05%)	26%	$171,261
Year Ended 12/31/2019	0.01	$18.98	31.50%(e)	1.22%(c)	1.17%(c)	0.53%	26%	$133,990
Year Ended 12/31/2018	—	$16.38	(21.62%)	1.20%(c)	1.20%(c)	0.70%	41%	$196,720
Class 2
Year Ended 12/31/2022	—	$8.81	(33.07%)	1.51%	1.37%	(0.05%)	51%	$56,612
Year Ended 12/31/2021	—	$19.18	(7.47%)	1.48%(c)	1.39%(c)	(0.39%)	28%	$80,663
Year Ended 12/31/2020	—	$21.66	33.31%	1.48%(c),(d)	1.39%(c),(d)	(0.30%)	26%	$75,522
Year Ended 12/31/2019	0.00(f)	$18.78	31.13%(g)	1.47%(c)	1.42%(c)	0.33%	26%	$55,859
Year Ended 12/31/2018	—	$16.26	(21.78%)	1.47%(c)	1.46%(c)	0.33%	41%	$42,531
Class 3
Year Ended 12/31/2022	—	$8.92	(32.98%)	1.38%	1.25%	0.06%	51%	$121,983
Year Ended 12/31/2021	—	$19.32	(7.33%)	1.35%(c)	1.26%(c)	(0.27%)	28%	$194,723
Year Ended 12/31/2020	—	$21.80	33.51%	1.35%(c),(d)	1.27%(c),(d)	(0.18%)	26%	$222,100
Year Ended 12/31/2019	0.00(f)	$18.89	31.29%(g)	1.34%(c)	1.29%(c)	0.45%	26%	$196,505
Year Ended 12/31/2018	—	$16.33	(21.73%)	1.34%(c)	1.33%(c)	0.44%	41%	$173,529
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
20	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 1.10% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.05% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	1.12%	1.13%
Class 2	1.37	1.38
Class 3	1.245	1.255
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications, foreign capital gains tax and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
740,267	(756,117)	15,850
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
65,915	79,727,806	79,793,721	4,405,469	15,852,182	20,257,651
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
22	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,901	—	(13,707,916)	(2,999,538)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
242,219,817	36,085,645	(39,085,183)	(2,999,538)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(13,707,916)	—	(13,707,916)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $135,080,889 and $136,258,876, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	800,000	2.60	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Consumer discretionary sector risk
The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are
24	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
26	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 99.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable interest entity risk
Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and such legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risks that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements and that the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, however, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
(10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Emerging Markets Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$1,695,422	$0.06	$4,092,160	$0.15
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2023.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
30	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
32	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
34	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2022	35

Columbia Variable Portfolio – Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7007_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Disciplined Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Disciplined Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Disciplined Core Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-18.72	8.17	11.98
Class 2	05/03/10	-18.94	7.90	11.70
Class 3	10/13/81	-18.82	8.04	11.84
S&P 500 Index		-18.11	9.42	12.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	7.0
Consumer Discretionary	10.5
Consumer Staples	6.9
Energy	5.5
Financials	11.2
Health Care	15.6
Industrials	8.7
Information Technology	26.2
Materials	2.6
Real Estate	3.0
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 66.15% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio - Disciplined Core Fund returned -18.94%. The Fund modestly underperformed its benchmark, the S&P 500 Index, which returned -18.11%.
Market overview
Driven by aggressive U.S. Federal Reserve (Fed) interest rate hikes in response to decades-high inflation and supply-chain disruptions from Russia’s invasion of Ukraine and China’s zero-COVID policy, the U.S. equity market, as measured by the benchmark, posted its worst calendar year performance since 2008 in 2022. On slowing yet relatively resilient corporate earnings reports and hopes that the pace of Fed interest rate hikes would ease, there were brief equity market rallies, such as those in July into early August and in October and November. However, as the realization that interest rates could remain higher for longer set in with investors, even as inflation decreased, albeit from high levels, in the last four months of the year, stocks ticked lower in December. Overall, the benchmark fell in each of the first three quarters of 2022 before rebounding into positive territory in the fourth quarter.
For the annual period overall, all capitalization segments within the U.S. equity market posted double-digit negative returns, with small-cap stocks the weakest, followed by large-cap stocks and then mid-cap stocks. From a style perspective, value-oriented stocks materially outperformed growth-oriented stocks across the capitalization spectrum.
The Fund’s stock selection model
At the style level, stocks characterized by high earnings before interest, taxes, depreciation and amortization (EBITDA)-to-enterprise value, high dividend yield and high operating cash flow-to-price were in favor during the annual period. Conversely, high volatility and high growth characteristics were out of favor during the annual period.
We divide the metrics for our stock selection model into three broad categories — quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, top-rated names in the quality theme did not add value, and the catalyst theme generated rather neutral results. The value theme of our stock selection model produced strong positive guidance during the annual period.
In the third calendar quarter, we had introduced an integrated energy sector model that recombined and consolidated energy names across industries in a single model that is still industry specific but now in a broader setting. As such, the portfolio now has 20 industry-specific models, 10 of which provided positive stock selection guidance during the annual period. Industrials (services), consumer discretionary (retail and apparel) and health care (products) contributed most positively to relative results. Consumer discretionary (consumer services), communication services and information technology (semiconductors) detracted most during the annual period.
The Fund’s notable detractors during the period
•	As usual, the Fund maintained a relatively neutral stance on sector allocation as compared to the benchmark, though sector allocation did detract, albeit modestly, from relative performance during the period.
•	Stock selection in the information technology, communication services and financials sectors detracted most from the Fund’s relative performance during the period.
•	Among the individual stocks detracting most from relative performance was Meta Platforms, Inc., the social media giant and parent company of Facebook, whose share price plummeted amid several headwinds. First, the company reported a sharp decline in profits and said it lost about a million daily users globally. Second, in October 2022, the company forecast higher capital expenditures and no headcount reductions, which contributed to a significantly growing
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
year-over-year operating loss. Further, the company faced increased competition during the annual period from TikTok, less advertising due to a slowing macroeconomic environment and pressures driven by Apple’s privacy changes restricting the sharing of information. The portfolio’s overweight in Meta Platforms was based on its attractive value theme score and in-line quality score, but the models delivered negative stock selection guidance.
•	Advanced Micro Devices, Inc., a semiconductor company, saw its shares decline in price as the highly cyclical semiconductor industry faced negative earnings revisions and signs of higher inventory. While the company reported earnings in line with consensus expectations, it lowered its forward guidance on weakness in the personal computer industry. The decision to overweight the portfolio’s position in Advanced Micro Devices was based on strong scores across all three of our investment themes — quality, value and catalyst, but the models provided negative guidance.
•	Under Armour Inc. (Class A) is an American sports clothing, footwear and accessories company. Under Armour announced a significant earnings shortfall for its March 2022 quarter and lowered its full-year forward guidance. The earnings shortfall was driven by supply-chain issues, increased freight costs and COVID-19-related lockdowns in China, which resulted in restricted store hours, low inventory and store closures in China. Shortly after this earnings miss, Under Armour’s Chief Executive Officer unexpectedly announced he was stepping down from management of the company, further pressuring its shares. The portfolio’s overweight in Under Armour (Class A) was established based on an attractive quality investment theme score, but the model provided negative guidance.
The Fund’s notable contributors during the period
•	Stock selection overall contributed positively to the Fund’s performance relative to the benchmark during the period.
•	Stock selection in the consumer discretionary, health care and industrials sectors contributed most positively to the Fund’s relative performance.
•	Among the Fund’s greatest individual positive contributors was EOG Resources, Inc., an oil and natural gas exploration and production company, whose shares rose on strong earnings given the elevated price of oil. For investors, a key focus within the exploration and production industry of the energy sector was on companies, like EOG Resources, which have been accelerating the return of cash to equity holders. This focus, in turn, resulted in these companies outperforming exploration and production companies which emphasized debt reduction instead. The portfolio’s overweight in EOG Resources was driven by our quality and catalyst themes, and the models delivered effective stock selection guidance.
•	McKesson Corp., a drug distributor and medical services provider, performed well after reporting strong results wherein the company’s profits jumped due to falling expenses and smaller charges for litigation, claims, restructuring and impairment than incurred in prior periods. The portfolio’s overweight in McKesson was based on attractive scores in our catalyst theme, and the model provided positive guidance.
•	Exxon Mobil Corp., the integrated energy producer, generated strong returns during the year, as energy stocks broadly were among the few bright spots in the market turmoil of 2022. Ongoing demand, along with elevated energy prices, boosted returns for Exxon Mobil. The portfolio’s overweight in Exxon Mobil was driven by an attractive catalyst score and an in-line value score, and the models delivered effective stock selection guidance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,010.50	1,021.66	3.43	3.45	0.68
Class 2	1,000.00	1,000.00	1,009.10	1,020.41	4.68	4.71	0.93
Class 3	1,000.00	1,000.00	1,010.00	1,021.06	4.03	4.05	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 6.9%
Entertainment 1.0%
Electronic Arts, Inc.	277,475	33,901,896
Interactive Media & Services 5.6%
Alphabet, Inc., Class A(a)	1,698,230	149,834,833
Meta Platforms, Inc., Class A(a)	427,068	51,393,363
Total		201,228,196
Media 0.3%
Fox Corp., Class A	383,000	11,631,710
Total Communication Services		246,761,802
Consumer Discretionary 10.4%
Automobiles 0.5%
Tesla, Inc.(a)	145,297	17,897,684
Hotels, Restaurants & Leisure 1.3%
Expedia Group, Inc.(a)	510,281	44,700,616
Household Durables 2.0%
Lennar Corp., Class A	436,335	39,488,318
PulteGroup, Inc.	723,148	32,924,928
Total		72,413,246
Internet & Direct Marketing Retail 1.1%
Amazon.com, Inc.(a)	476,985	40,066,740
Specialty Retail 4.5%
AutoZone, Inc.(a)	21,244	52,391,528
Bath & Body Works, Inc.	662,100	27,900,894
O’Reilly Automotive, Inc.(a)	70,018	59,097,293
Ulta Beauty, Inc.(a)	42,446	19,910,145
Total		159,299,860
Textiles, Apparel & Luxury Goods 1.0%
PVH Corp.	88,277	6,231,473
Ralph Lauren Corp.	274,461	29,002,294
Total		35,233,767
Total Consumer Discretionary		369,611,913
Consumer Staples 6.8%
Food & Staples Retailing 1.6%
Kroger Co. (The)	1,263,268	56,316,487
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.1%
General Mills, Inc.	478,841	40,150,818
Household Products 1.7%
Procter & Gamble Co. (The)	398,075	60,332,247
Tobacco 2.4%
Altria Group, Inc.	1,172,755	53,606,631
Philip Morris International, Inc.	308,379	31,211,039
Total		84,817,670
Total Consumer Staples		241,617,222
Energy 5.4%
Oil, Gas & Consumable Fuels 5.4%
EQT Corp.	122,359	4,139,405
Exxon Mobil Corp.	799,537	88,188,931
Marathon Petroleum Corp.	404,243	47,049,843
Valero Energy Corp.	433,146	54,948,901
Total		194,327,080
Total Energy		194,327,080
Financials 11.0%
Banks 2.8%
Citigroup, Inc.	583,671	26,399,439
Wells Fargo & Co.	1,772,365	73,180,951
Total		99,580,390
Capital Markets 2.8%
Bank of New York Mellon Corp. (The)	165,161	7,518,129
CME Group, Inc.	163,781	27,541,413
Morgan Stanley	665,270	56,561,255
State Street Corp.	99,400	7,710,458
Total		99,331,255
Consumer Finance 1.2%
Capital One Financial Corp.	474,757	44,133,411
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.2%
Aon PLC, Class A	31,249	9,379,075
Lincoln National Corp.	485,779	14,923,131
Marsh & McLennan Companies, Inc.	411,668	68,122,821
MetLife, Inc.	774,896	56,079,223
Total		148,504,250
Total Financials		391,549,306
Health Care 15.4%
Biotechnology 2.7%
AbbVie, Inc.	248,926	40,228,931
Amgen, Inc.	14,423	3,788,057
BioMarin Pharmaceutical, Inc.(a)	124,954	12,931,489
Regeneron Pharmaceuticals, Inc.(a)	22,636	16,331,647
Vertex Pharmaceuticals, Inc.(a)	81,101	23,420,347
Total		96,700,471
Health Care Equipment & Supplies 1.9%
Abbott Laboratories	439,741	48,279,165
Hologic, Inc.(a)	244,751	18,309,822
Total		66,588,987
Health Care Providers & Services 3.8%
Cardinal Health, Inc.	392,148	30,144,417
Centene Corp.(a)	154,100	12,637,741
CVS Health Corp.	479,521	44,686,562
Humana, Inc.	34,100	17,465,679
McKesson Corp.	84,620	31,742,654
Total		136,677,053
Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.	39,076	5,847,724
IQVIA Holdings, Inc.(a)	311,744	63,873,228
Total		69,720,952
Pharmaceuticals 5.0%
Bristol-Myers Squibb Co.	1,061,658	76,386,293
Pfizer, Inc.	1,877,302	96,192,954
Viatris, Inc.	569,506	6,338,602
Total		178,917,849
Total Health Care		548,605,312
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 8.6%
Aerospace & Defense 3.8%
General Dynamics Corp.	288,036	71,464,612
Lockheed Martin Corp.	108,282	52,678,110
Textron, Inc.	155,885	11,036,658
Total		135,179,380
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	153,698	26,718,860
Airlines 0.2%
Delta Air Lines, Inc.(a)	100,212	3,292,967
Southwest Airlines Co.(a)	92,593	3,117,606
Total		6,410,573
Building Products 0.3%
Masco Corp.	246,300	11,494,821
Commercial Services & Supplies 1.3%
Cintas Corp.	103,013	46,522,731
Electrical Equipment 0.3%
Emerson Electric Co.	129,685	12,457,541
Machinery 1.5%
Fortive Corp.	84,100	5,403,425
Otis Worldwide Corp.	67,393	5,277,546
Parker-Hannifin Corp.	95,411	27,764,601
Snap-On, Inc.	58,194	13,296,747
Total		51,742,319
Professional Services 0.2%
Robert Half International, Inc.	72,293	5,337,392
Road & Rail 0.3%
CSX Corp.	348,282	10,789,777
Total Industrials		306,653,394
Information Technology 25.7%
Communications Equipment 2.2%
Cisco Systems, Inc.	1,645,511	78,392,144
IT Services 2.5%
MasterCard, Inc., Class A	256,862	89,318,623

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices, Inc.(a)	813,278	52,676,016
Lam Research Corp.	92,076	38,699,543
QUALCOMM, Inc.	613,637	67,463,252
Total		158,838,811
Software 10.2%
Adobe, Inc.(a)	106,573	35,865,012
Autodesk, Inc.(a)	94,219	17,606,704
Fortinet, Inc.(a)	1,226,129	59,945,447
Microsoft Corp.	1,041,128	249,683,317
Total		363,100,480
Technology Hardware, Storage & Peripherals 6.4%
Apple, Inc.(b)	1,755,863	228,139,279
Total Information Technology		917,789,337
Materials 2.5%
Chemicals 1.1%
CF Industries Holdings, Inc.	177,634	15,134,417
Mosaic Co. (The)	581,001	25,488,514
Total		40,622,931
Metals & Mining 1.4%
Nucor Corp.	371,263	48,936,176
Total Materials		89,559,107
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
Host Hotels & Resorts, Inc.	1,927,794	30,941,094
SBA Communications Corp.	50,334	14,109,123
Weyerhaeuser Co.	1,996,400	61,888,400
Total		106,938,617
Total Real Estate		106,938,617
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.7%
Electric Utilities 2.7%
American Electric Power Co., Inc.	674,301	64,024,880
Evergy, Inc.	517,649	32,575,652
Total		96,600,532
Total Utilities		96,600,532
Total Common Stocks (Cost $3,261,620,117)		3,510,013,622

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(c),(d)	55,481,451	55,464,807
Total Money Market Funds (Cost $55,459,961)		55,464,807
Total Investments in Securities (Cost: $3,317,080,078)		3,565,478,429
Other Assets & Liabilities, Net		2,131,627
Net Assets		3,567,610,056

At December 31, 2022, securities and/or cash totaling $5,716,920 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	320	03/2023	USD	61,776,000	—	(2,188,680)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	65,296,168	339,780,988	(349,617,195)	4,846	55,464,807	(18,340)	675,351	55,481,451
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	246,761,802	—	—	246,761,802
Consumer Discretionary	369,611,913	—	—	369,611,913
Consumer Staples	241,617,222	—	—	241,617,222
Energy	194,327,080	—	—	194,327,080
Financials	391,549,306	—	—	391,549,306
Health Care	548,605,312	—	—	548,605,312
Industrials	306,653,394	—	—	306,653,394
Information Technology	917,789,337	—	—	917,789,337
Materials	89,559,107	—	—	89,559,107
Real Estate	106,938,617	—	—	106,938,617
Utilities	96,600,532	—	—	96,600,532
Total Common Stocks	3,510,013,622	—	—	3,510,013,622
Money Market Funds	55,464,807	—	—	55,464,807
Total Investments in Securities	3,565,478,429	—	—	3,565,478,429
Investments in Derivatives
Liability
Futures Contracts	(2,188,680)	—	—	(2,188,680)
Total	3,563,289,749	—	—	3,563,289,749
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,261,620,117)	$3,510,013,622
Affiliated issuers (cost $55,459,961)	55,464,807
Receivable for:
Capital shares sold	4,021
Dividends	4,063,630
Prepaid expenses	32,623
Total assets	3,569,578,703
Liabilities
Payable for:
Capital shares purchased	1,354,659
Variation margin for futures contracts	172,000
Management services fees	63,522
Distribution and/or service fees	4,251
Service fees	60,421
Compensation of board members	270,280
Compensation of chief compliance officer	705
Other expenses	42,809
Total liabilities	1,968,647
Net assets applicable to outstanding capital stock	$3,567,610,056
Represented by
Trust capital	$3,567,610,056
Total - representing net assets applicable to outstanding capital stock	$3,567,610,056
Class 1
Net assets	$2,376,866,266
Shares outstanding	32,995,980
Net asset value per share	$72.04
Class 2
Net assets	$46,623,368
Shares outstanding	667,813
Net asset value per share(a)	$69.81
Class 3
Net assets	$1,144,120,422
Shares outstanding	16,142,788
Net asset value per share	$70.88

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	13

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$67,262,275
Dividends — affiliated issuers	675,351
Total income	67,937,626
Expenses:
Management services fees	25,331,160
Distribution and/or service fees
Class 2	122,977
Class 3	1,598,468
Service fees	798,294
Compensation of board members	53,018
Custodian fees	25,620
Printing and postage fees	63,051
Audit fees	29,500
Legal fees	62,214
Interest on collateral	1,123
Compensation of chief compliance officer	596
Other	61,305
Total expenses	28,147,326
Net investment income	39,790,300
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	219,601,099
Investments — affiliated issuers	(18,340)
Foreign currency translations	(151)
Futures contracts	(5,198,967)
Net realized gain	214,383,641
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,109,906,405)
Investments — affiliated issuers	4,846
Futures contracts	(4,107,967)
Net change in unrealized appreciation (depreciation)	(1,114,009,526)
Net realized and unrealized loss	(899,625,885)
Net decrease in net assets resulting from operations	$(859,835,585)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$39,790,300	$42,506,234
Net realized gain	214,383,641	1,047,675,021
Net change in unrealized appreciation (depreciation)	(1,114,009,526)	204,271,682
Net increase (decrease) in net assets resulting from operations	(859,835,585)	1,294,452,937
Decrease in net assets from capital stock activity	(281,067,397)	(1,627,511,802)
Total decrease in net assets	(1,140,902,982)	(333,058,865)
Net assets at beginning of year	4,708,513,038	5,041,571,903
Net assets at end of year	$3,567,610,056	$4,708,513,038

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	288,893	21,301,846	157,955	12,007,746
Redemptions	(2,396,312)	(189,159,514)	(20,676,360)	(1,495,894,104)
Net decrease	(2,107,419)	(167,857,668)	(20,518,405)	(1,483,886,358)
Class 2
Subscriptions	93,482	7,076,086	75,216	5,837,666
Redemptions	(63,257)	(4,677,754)	(74,199)	(5,692,992)
Net increase	30,225	2,398,332	1,017	144,674
Class 3
Subscriptions	2,954	220,119	16,044	1,225,611
Redemptions	(1,524,044)	(115,828,180)	(1,884,721)	(144,995,729)
Net decrease	(1,521,090)	(115,608,061)	(1,868,677)	(143,770,118)
Total net decrease	(3,598,284)	(281,067,397)	(22,386,065)	(1,627,511,802)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$88.63	0.81	(17.40)	(16.59)
Year Ended 12/31/2021	$66.77	0.75	21.11	21.86
Year Ended 12/31/2020	$58.51	0.79	7.47	8.26
Year Ended 12/31/2019	$46.89	0.76	10.86	11.62
Year Ended 12/31/2018	$48.64	0.72	(2.47)	(1.75)
Class 2
Year Ended 12/31/2022	$86.12	0.60	(16.91)	(16.31)
Year Ended 12/31/2021	$65.04	0.55	20.53	21.08
Year Ended 12/31/2020	$57.13	0.63	7.28	7.91
Year Ended 12/31/2019	$45.90	0.61	10.62	11.23
Year Ended 12/31/2018	$47.74	0.60	(2.44)	(1.84)
Class 3
Year Ended 12/31/2022	$87.31	0.70	(17.13)	(16.43)
Year Ended 12/31/2021	$65.86	0.65	20.80	21.45
Year Ended 12/31/2020	$57.78	0.71	7.37	8.08
Year Ended 12/31/2019	$46.36	0.68	10.74	11.42
Year Ended 12/31/2018	$48.16	0.65	(2.45)	(1.80)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$72.04	(18.72%)	0.67%(c)	0.67%(c)	1.05%	50%	$2,376,866
Year Ended 12/31/2021	$88.63	32.74%	0.67%(c)	0.67%(c)	0.96%	58%	$3,111,300
Year Ended 12/31/2020	$66.77	14.12%	0.66%	0.66%	1.36%	74%	$3,713,795
Year Ended 12/31/2019	$58.51	24.78%	0.66%	0.66%	1.41%	69%	$4,290,429
Year Ended 12/31/2018	$46.89	(3.60%)	0.66%	0.66%	1.42%	74%	$3,650,498
Class 2
Year Ended 12/31/2022	$69.81	(18.94%)	0.92%(c)	0.92%(c)	0.80%	50%	$46,623
Year Ended 12/31/2021	$86.12	32.41%	0.92%(c)	0.92%(c)	0.73%	58%	$54,906
Year Ended 12/31/2020	$65.04	13.85%	0.91%	0.91%	1.12%	74%	$41,400
Year Ended 12/31/2019	$57.13	24.46%	0.91%	0.91%	1.17%	69%	$39,356
Year Ended 12/31/2018	$45.90	(3.85%)	0.91%	0.91%	1.21%	74%	$28,322
Class 3
Year Ended 12/31/2022	$70.88	(18.82%)	0.80%(c)	0.80%(c)	0.93%	50%	$1,144,120
Year Ended 12/31/2021	$87.31	32.57%	0.79%(c)	0.79%(c)	0.85%	58%	$1,542,306
Year Ended 12/31/2020	$65.86	13.98%	0.79%	0.79%	1.24%	74%	$1,286,377
Year Ended 12/31/2019	$57.78	24.63%	0.78%	0.78%	1.29%	69%	$1,260,116
Year Ended 12/31/2018	$46.36	(3.74%)	0.78%	0.78%	1.29%	74%	$1,139,339
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Disciplined Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
20	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	2,188,680*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(5,198,967)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(4,107,967)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	47,301,381

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that
22	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2022 through April 30, 2023	Voluntary expense cap May 1, 2022 through June 30, 2022	Contractual expense cap prior to May 1, 2022
Class 1	0.69%	0.69%	0.69%
Class 2	0.94	0.94	0.94
Class 3	0.815	0.815	0.815
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,945,621,548 and $2,190,030,862, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
24	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
26	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Disciplined Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
30	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
32	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
34	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7004_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Select Large Cap Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Equity Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2018
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	Life
Class 1	01/04/18	-19.56	8.19
Class 2	01/04/18	-19.80	7.91
S&P 500 Index		-18.11	9.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (January 04, 2018 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	8.8
Consumer Discretionary	7.6
Consumer Staples	8.2
Energy	4.7
Financials	10.4
Health Care	17.1
Industrials	10.9
Information Technology	26.2
Real Estate	2.4
Utilities	3.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 99.98% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Select Large Cap Equity Fund returned -19.80% for the 12-month period that ended December 31, 2022. The Fund underperformed its benchmark, the S&P 500 Index, which returned -18.11% during the period.
Market Overview
U.S. equities, including large-capitalization stocks, finished in negative territory for the calendar year 2022. Historically high inflation and efforts on the part of the U.S. Federal Reserve (Fed) to contain prices were the principal drivers of the market downturn. Inflation had begun to drift upward in late 2021 but spiked in the wake of Russia’s late-February 2022 invasion of Ukraine. U.S. consumer price inflation rose above 8% in March and peaked at 9.1% in June. The Fed responded by raising its benchmark overnight lending rate seven times, leaving the federal funds target range at 4.25%-4.50% at year-end, up from 0.0%-0.25% entering 2022. The dramatic rise in rates initially put downward pressure on equity valuation multiples and ultimately fueled heightened recession fears and concerns about the potential for weaker corporate earnings in 2023. A higher interest rate regime also made bonds a more compelling investment relative to equities. The increase in interest rates generally had the largest negative impact on the most growth-oriented segments of the market, most notably the information technology sector.
The Fund’s notable detractors during the period
•	Stock selection within consumer discretionary, information technology and financials weighed most heavily on return.
•	Within consumer discretionary, Target Corp. was a leading laggard on disappointing quarterly results and a weaker outlook as consumer preferences shifted from pandemic-driven categories toward less discretionary items. Target was forced to pursue markdowns against an excess of inventory in those categories customers began to rotate away from as the effects of the pandemic waned. These markdowns created significant pressure on margins that is likely to continue in 2023. We exited our position in Target during the year.
•	Shares of General Motors Co. underperformed on concerns that higher prices for gasoline and other goods will hurt auto demand. We exited our position in General Motors during the year.
•	Shares of Amazon.com, Inc. lagged, along with other growth-oriented stocks, against the backdrop of rising interest rates. The company has also faced tough post-pandemic shutdown comparisons. In addition, Amazon has been investing heavily to meet demand, which has weighed on margins. As with prior investment cycles, while creating near term pressure on margins, we expect Amazon’s elevated investment will leave the company even better positioned to continue to grow and take market share.
•	Within information technology, shares of Adobe, Inc. dropped after the company announced its acquisition of Figma, a software application that enables online collaborative design. The market reacted negatively to the price paid for Figma given the uncertain macro backdrop, and questions arose about Adobe’s underlying growth trajectory. We continue to believe Adobe has a strong product “moat” with a good growth opportunity going forward, reinforced by the company’s positive growth update at its following Analyst Day. We also think it is likely that over time the integration of Figma will prove to be significantly accretive to Adobe’s earnings and expand the company’s growth avenues.
•	ServiceNow, Inc. underperformed significantly after the CEO was the first within the software sector to reference longer deal cycles. This has been a common theme among software companies and ServiceNow’s earnings do not suggest that the company is being impacted any more than its peers.
•	A number of semiconductor holdings posted weak returns, including NVIDIA Corp. and Applied Materials, Inc. The group is highly cyclical and softening demand in certain consumer-end markets beginning in the middle of the year, such as cell phones and PCs, along with rising inventory levels weighed on performance.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Within financials, State Street Corp. and Bank of America Corp. were negative contributors. Banks underperformed during the year as the focus of investors shifted away from the benefit to net interest margins from rising interest rates and towards the negative impact on earnings of a potential recession. State Street also was challenged by regulatory issues around its proposed and ultimately abandoned acquisition of Brown Brothers Harriman.
•	Finally, debt rating service S&P Global, Inc. was negatively impacted by weak capital markets and lower debt issuance levels.
The Fund’s notable contributors during the period
•	Positive contributions to the Fund’s performance were led by selections within the healthcare, communication services and industrials sectors.
•	Within healthcare, AbbVie, Inc. received FDA approval for use of its arthritis drug Rinvoq in a new indication for atopic dermatitis. The ability for Rinvoq to be approved for new indications was uncertain after the FDA required “black box” label warnings for all drugs in its classification. The approval sent a positive message for the growth potential of the Rinvoq franchise.
•	Shares of Eli Lily & Co. were boosted as competitor Biogen reported trial results for its Alzheimer’s drug that showed significant slowing in disease progression. Eli Lily has a similar drug in development and the results from Biogen bode well for its efficacy. In addition, Eli Lily’s diabetes drug Tirzepatide has shown positive indications as a weight loss drug.
•	Overweights to Elevance Health, Inc. and UnitedHealth Group, Inc. also proved beneficial as we believe managed care companies are viewed by the market as relatively defensive.
•	Within communication services, Comcast Corp. outperformed on results which were better than – admittedly low – expectations. The company has managed to grow broadband revenues, despite slowing or negative growth in subscriptions, driven in part by reduced housing market turnover which has recently constrained opportunities to acquire customers. The stock is viewed as a relatively defensive holding which also helped support the share price.
•	An overweight to video game company Electronic Arts, Inc. also contributed. The company is in a relatively stable business that we view as attractive in a weaker economic environment, and also raised guidance early in the year based on strong engagement in live services.
•	Within industrials, sentiment with respect to aerospace and defense company Raytheon Technologies Corp. benefited as international air travel resumed and the outlook for defense spending globally strengthened in the wake of Russia’s invasion of Ukraine.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,008.90	1,021.66	3.42	3.45	0.68
Class 2	1,000.00	1,000.00	1,007.60	1,020.36	4.73	4.76	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 8.7%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	2,497,401	45,977,152
Entertainment 1.2%
Electronic Arts, Inc.	300,666	36,735,372
Interactive Media & Services 4.2%
Alphabet, Inc., Class C(a)	1,411,515	125,243,726
Media 1.7%
Comcast Corp., Class A	1,427,879	49,932,929
Total Communication Services		257,889,179
Consumer Discretionary 7.6%
Automobiles 0.6%
Tesla, Inc.(a)	137,644	16,954,988
Hotels, Restaurants & Leisure 1.4%
Hilton Worldwide Holdings, Inc.	314,115	39,691,571
Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc.(a)	1,210,055	101,644,620
Specialty Retail 2.2%
Home Depot, Inc. (The)	208,663	65,908,295
Total Consumer Discretionary		224,199,474
Consumer Staples 8.1%
Beverages 1.7%
Constellation Brands, Inc., Class A	215,511	49,944,674
Food & Staples Retailing 2.0%
Walmart, Inc.	430,850	61,090,222
Food Products 1.6%
Hershey Co. (The)	205,486	47,584,393
Household Products 2.8%
Procter & Gamble Co. (The)	541,618	82,087,624
Total Consumer Staples		240,706,913
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.7%
Oil, Gas & Consumable Fuels 4.7%
ConocoPhillips Co.	483,011	56,995,298
Exxon Mobil Corp.	747,579	82,457,964
Total		139,453,262
Total Energy		139,453,262
Financials 10.4%
Banks 2.6%
Bank of America Corp.	1,760,359	58,303,090
Popular, Inc.	270,771	17,957,533
Total		76,260,623
Capital Markets 4.7%
Morgan Stanley	589,740	50,139,695
S&P Global, Inc.	134,191	44,945,933
State Street Corp.	578,654	44,886,191
Total		139,971,819
Consumer Finance 1.3%
Discover Financial Services	402,028	39,330,399
Insurance 1.8%
MetLife, Inc.	707,697	51,216,032
Total Financials		306,778,873
Health Care 17.0%
Biotechnology 3.9%
AbbVie, Inc.	406,460	65,688,001
BioMarin Pharmaceutical, Inc.(a)	220,392	22,808,368
Vertex Pharmaceuticals, Inc.(a)	90,582	26,158,270
Total		114,654,639
Health Care Equipment & Supplies 3.1%
Boston Scientific Corp.(a)	954,484	44,163,975
Intuitive Surgical, Inc.(a)	175,478	46,563,087
Total		90,727,062
Health Care Providers & Services 4.3%
Elevance Health, Inc.	95,980	49,234,860
UnitedHealth Group, Inc.	148,971	78,981,445
Total		128,216,305
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 5.7%
Eli Lilly & Co.	176,121	64,432,107
Merck & Co., Inc.	567,519	62,966,233
Zoetis, Inc.	289,199	42,382,113
Total		169,780,453
Total Health Care		503,378,459
Industrials 10.9%
Aerospace & Defense 1.7%
Raytheon Technologies Corp.	478,498	48,290,018
Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	241,053	41,904,654
Building Products 1.3%
Trane Technologies PLC	232,159	39,023,606
Commercial Services & Supplies 2.5%
Cintas Corp.	83,104	37,531,428
Republic Services, Inc.	278,428	35,914,428
Total		73,445,856
Construction & Engineering 1.2%
MasTec, Inc.(a)	405,129	34,569,658
Machinery 1.3%
Parker-Hannifin Corp.	132,094	38,439,354
Road & Rail 1.5%
Union Pacific Corp.	218,561	45,257,426
Total Industrials		320,930,572
Information Technology 26.0%
Communications Equipment 1.9%
Cisco Systems, Inc.	1,147,336	54,659,087
Electronic Equipment, Instruments & Components 1.2%
TE Connectivity Ltd.	317,711	36,473,223
IT Services 2.1%
MasterCard, Inc., Class A	181,881	63,245,480
Semiconductors & Semiconductor Equipment 5.0%
Applied Materials, Inc.	418,122	40,716,720
Broadcom, Inc.	104,066	58,186,423
NVIDIA Corp.	335,466	49,025,001
Total		147,928,144
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 10.8%
Adobe, Inc.(a)	148,816	50,081,048
Microsoft Corp.	835,730	200,424,769
Palo Alto Networks, Inc.(a)	215,176	30,025,659
ServiceNow, Inc.(a)	101,508	39,412,511
Total		319,943,987
Technology Hardware, Storage & Peripherals 5.0%
Apple, Inc.	1,128,932	146,682,135
Total Information Technology		768,932,056
Real Estate 2.3%
Equity Real Estate Investment Trusts (REITS) 2.3%
Invitation Homes, Inc.	995,692	29,512,311
Prologis, Inc.	351,975	39,678,142
Total		69,190,453
Total Real Estate		69,190,453
Utilities 3.7%
Electric Utilities 1.9%
American Electric Power Co., Inc.	586,102	55,650,385
Multi-Utilities 1.8%
Ameren Corp.	596,951	53,080,883
Total Utilities		108,731,268
Total Common Stocks (Cost $2,679,521,368)		2,940,190,509

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	18,101,861	18,096,430
Total Money Market Funds (Cost $18,092,799)		18,096,430
Total Investments in Securities (Cost: $2,697,614,167)		2,958,286,939
Other Assets & Liabilities, Net		1,037,517
Net Assets		2,959,324,456

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	5,247,185	472,342,595	(459,496,962)	3,612	18,096,430	5,341	480,439	18,101,861
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	257,889,179	—	—	257,889,179
Consumer Discretionary	224,199,474	—	—	224,199,474
Consumer Staples	240,706,913	—	—	240,706,913
Energy	139,453,262	—	—	139,453,262
Financials	306,778,873	—	—	306,778,873
Health Care	503,378,459	—	—	503,378,459
Industrials	320,930,572	—	—	320,930,572
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	768,932,056	—	—	768,932,056
Real Estate	69,190,453	—	—	69,190,453
Utilities	108,731,268	—	—	108,731,268
Total Common Stocks	2,940,190,509	—	—	2,940,190,509
Money Market Funds	18,096,430	—	—	18,096,430
Total Investments in Securities	2,958,286,939	—	—	2,958,286,939
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,679,521,368)	$2,940,190,509
Affiliated issuers (cost $18,092,799)	18,096,430
Cash	1
Receivable for:
Capital shares sold	15,046
Dividends	1,693,222
Prepaid expenses	21,555
Total assets	2,960,016,763
Liabilities
Payable for:
Capital shares purchased	535,130
Management services fees	54,527
Distribution and/or service fees	3
Compensation of board members	68,825
Compensation of chief compliance officer	581
Other expenses	33,241
Total liabilities	692,307
Net assets applicable to outstanding capital stock	$2,959,324,456
Represented by
Trust capital	$2,959,324,456
Total - representing net assets applicable to outstanding capital stock	$2,959,324,456
Class 1
Net assets	$2,958,819,558
Shares outstanding	199,826,418
Net asset value per share	$14.81
Class 2
Net assets	$504,898
Shares outstanding	34,528
Net asset value per share	$14.62
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$49,793,777
Dividends — affiliated issuers	480,439
Interfund lending	2,389
Foreign taxes withheld	(64,862)
Total income	50,211,743
Expenses:
Management services fees	21,705,514
Distribution and/or service fees
Class 2	206
Service fees	17
Compensation of board members	58,705
Custodian fees	16,760
Printing and postage fees	7,412
Audit fees	29,500
Legal fees	53,663
Interest on interfund lending	62
Compensation of chief compliance officer	475
Other	46,568
Total expenses	21,918,882
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4)
Total net expenses	21,918,878
Net investment income	28,292,865
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	77,858,999
Investments — affiliated issuers	5,341
Net realized gain	77,864,340
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(855,802,834)
Investments — affiliated issuers	3,612
Net change in unrealized appreciation (depreciation)	(855,799,222)
Net realized and unrealized loss	(777,934,882)
Net decrease in net assets resulting from operations	$(749,642,017)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$28,292,865	$25,211,560
Net realized gain	77,864,340	152,248,817
Net change in unrealized appreciation (depreciation)	(855,799,222)	721,257,304
Net increase (decrease) in net assets resulting from operations	(749,642,017)	898,717,681
Increase (decrease) in net assets from capital stock activity	(251,251,689)	991,765,438
Total increase (decrease) in net assets	(1,000,893,706)	1,890,483,119
Net assets at beginning of year	3,960,218,162	2,069,735,043
Net assets at end of year	$2,959,324,456	$3,960,218,162

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,554,957	23,506,671	95,447,317	1,434,389,211
Redemptions	(16,827,315)	(275,260,145)	(25,798,421)	(442,623,773)
Net increase (decrease)	(15,272,358)	(251,753,474)	69,648,896	991,765,438
Class 2
Subscriptions	34,315	502,352	—	—
Redemptions	(37)	(567)	—	—
Net increase	34,278	501,785	—	—
Total net increase (decrease)	(15,238,080)	(251,251,689)	69,648,896	991,765,438
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$18.41	0.14	(3.74)	(3.60)
Year Ended 12/31/2021	$14.23	0.12	4.06	4.18
Year Ended 12/31/2020	$11.89	0.19	2.15	2.34
Year Ended 12/31/2019	$9.29	0.13	2.47	2.60
Year Ended 12/31/2018(d)	$10.00	0.13	(0.84)	(0.71)
Class 2
Year Ended 12/31/2022	$18.23	0.14	(3.75)	(3.61)
Year Ended 12/31/2021	$14.12	0.07	4.04	4.11
Year Ended 12/31/2020	$11.83	0.16	2.13	2.29
Year Ended 12/31/2019	$9.27	0.10	2.46	2.56
Year Ended 12/31/2018(d)	$10.00	0.09	(0.82)	(0.73)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The Fund commenced operations on January 4, 2018. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$14.81	(19.56%)	0.67%(c)	0.67%(c)	0.87%	44%	$2,958,820
Year Ended 12/31/2021	$18.41	29.37%	0.66%(c)	0.66%(c)	0.71%	60%	$3,960,214
Year Ended 12/31/2020	$14.23	19.68%	0.73%	0.69%	1.59%	65%	$2,069,732
Year Ended 12/31/2019	$11.89	27.99%	0.74%	0.69%	1.25%	59%	$1,347,827
Year Ended 12/31/2018(d)	$9.29	(7.10%)	0.75%(e)	0.69%(e)	1.27%(e)	58%	$1,070,480
Class 2
Year Ended 12/31/2022	$14.62	(19.80%)	0.95%(c)	0.94%(c)	0.98%	44%	$505
Year Ended 12/31/2021	$18.23	29.11%	0.91%(c)	0.91%(c)	0.45%	60%	$5
Year Ended 12/31/2020	$14.12	19.36%	0.97%	0.94%	1.32%	65%	$4
Year Ended 12/31/2019	$11.83	27.62%	0.97%	0.94%	0.97%	59%	$3
Year Ended 12/31/2018(d)	$9.27	(7.30%)	0.97%(e)	0.94%(e)	0.84%(e)	58%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
20	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. For the year ended December 31, 2022, there were no assets subject to the service fee.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2022 through April 30, 2023	Voluntary expense cap May 1, 2022 through June 30, 2022	Contractual expense cap prior to May 1, 2022
Class 1	0.69%	0.69%	0.69%
Class 2	0.94	0.94	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,453,720,560 and $1,674,182,769, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,700,000	0.61	1
Lender	8,200,000	2.10	5
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
22	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 and for the period January 4, 2018 (commencement of operations) through December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 and for the period January 4, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
26	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
28	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
30	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2022	31

Columbia Variable Portfolio – Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7071_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Global Strategic Income Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Global Strategic Income Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Global Strategic Income Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high total return through income and growth of capital.
Portfolio management
Adrian Hilton
Co-Portfolio Manager
Managed Fund since 2020
Ryan Staszewski, CFA
Co-Portfolio Manager
Managed Fund since 2018
David Janssen, CFA
Co-Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-13.49	-0.67	-1.19
Class 2	05/03/10	-13.63	-0.91	-1.43
Class 3	05/01/96	-13.60	-0.81	-1.32
Bloomberg Global Aggregate Hedged USD Index		-11.22	0.36	1.70
Bloomberg Global Credit Hedged USD Index		-14.22	0.39	1.95
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Global Aggregate Hedged USD Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury, and it is hedged back to the US dollar.
The Bloomberg Global Credit Hedged USD Index measures the global investment grade local currency corporate and government-related bond markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Global Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2022)
AAA rating	4.0
AA rating	3.7
A rating	11.7
BBB rating	37.8
BB rating	20.3
B rating	10.8
CCC rating	2.1
Not rated	9.6
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
4	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Country breakdown (%) (at December 31, 2022)
Angola	0.2
Australia	0.5
Azerbaijan	0.2
Belarus	0.1
Belgium	0.3
Bermuda	1.0
Canada	0.6
Cayman Islands	0.6
China	0.2
Colombia	1.3
Denmark	0.1
Dominican Republic	1.2
Egypt	0.5
Finland	0.1
France	2.5
Germany	3.5
Guatemala	0.2
Hungary	0.4
India	1.2
Indonesia	1.0
Ireland	0.5
Isle of Man	0.3
Italy	0.8
Ivory Coast	0.5
Jersey	0.7
Liberia	0.1
Luxembourg	1.3
Malaysia	0.2
Mauritius	0.6
Mexico	0.9
Netherlands	4.1
Oman	0.2
Panama	0.8
Paraguay	0.2
Poland	0.3
Qatar	1.3
Romania	0.7
Saudi Arabia	1.0
South Africa	0.4
Spain	0.7
Sweden	1.1
Switzerland	0.6
Turkey	0.8
Ukraine	0.1
United Arab Emirates	1.0
United Kingdom	8.5
United States(a)	56.3
Virgin Islands	0.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2022, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Global Strategic Income Fund returned -13.63%. The Fund underperformed its benchmark, the Bloomberg Global Aggregate Hedged USD Index, which returned -11.22% for the same period. However, the Fund outperformed its secondary benchmark, the Bloomberg Global Credit Hedged USD Index, which returned -14.22% for the same period.
Market overview
For a second consecutive year, fixed-income markets experienced weakness in 2022, with all major sectors within the U.S. and global bond markets posting negative returns. Such broad underperformance, explained by rising U.S. Treasury and other government bond yields across the maturity spectrum, was driven by high global inflation, a series of seven interest rate hikes by the U.S. Federal Reserve (Fed), and similarly tightening monetary policies by other leading central banks around the world that left bond investors with few places to hide.
Entering 2022, the market was anticipating a gradual normalization in monetary policy as the economy rebounded from COVID-19-related challenges. Reaccelerating inflation, which was exacerbated by Russia’s late-February invasion of Ukraine, forced the Fed to pull forward this process. Indeed, in March 2022, the Fed implemented its first interest rate hike since December 2018 and also ended the bond purchase program it had used to keep longer term borrowing costs low. As the year progressed, other geopolitical concerns further roiled risk sentiment, including the European energy crisis caused by the ongoing Russia/Ukraine war, the shuttering of China’s economy under its government’s zero-COVID policy, and spiking U.S./China tensions over Taiwan. Heightened concerns around a U.S. recession also weighed on credit sectors.
For its part, the European Central Bank surprised observers by raising interest rates by 50 basis points in July, followed by another 75 basis points in September. (A basis point is 1/100 of a percent.) Toward the end of the third quarter, the new U.K. Prime Minister announced a large, unfunded stimulus plan that caused a near implosion in the U.K. government bond market and sent shockwaves across other markets. The monetary tightening delivered by the Fed in 2022 proved to be the most aggressive since the Paul Volcker* era in the 1980s and eventually led to a downshift in inflation momentum. This allowed the Fed to slow the pace of interest rate hikes with a 50 basis point rate increase at its December meeting, igniting hopes of smaller interest rate hikes on the horizon. This promoted positive performance for the U.S. and global fixed-income markets and tightened credit spreads for the fourth quarter.
For the annual period as a whole, investment-grade corporate bonds were among the weakest sectors of the fixed-income market, given their longer durations. Performance for developed market overseas government bonds was poor, as leading international central banks implemented aggressive policy tightening, and emerging markets debt returns softened in view of the outlook for higher interest rates and U.S. dollar strength. As short- to intermediate-term maturity yields rose more than longer-term maturity yields, the U.S. Treasury yield curve flattened substantially during the annual period, meaning the differential in yields between shorter-term and longer-term maturities narrowed. Indeed, in the last months of 2022, the U.S. Treasury yield curve actually inverted, with shorter- term maturity yields higher than longer-term maturity yields.
The Fund’s notable detractors during the period
•	Positioning in U.S. high-yield corporate bonds and U.S. investment-grade corporate bonds detracted from the Fund’s performance during the annual period. The Fund began the annual period with a diversified exposure to credit sectors, as most valuations, in our view, were fair to attractive at the start of the year.
•	Among structured securities, positioning in agency securities, asset-backed securities, commercial mortgage-backed securities and non-agency residential mortgage-backed securities all detracted from the Fund’s relative results.
The Fund’s notable contributors during the period
•	The Fund’s duration positioning overall contributed significantly to relative performance. The Fund held a shorter duration than the benchmark throughout the annual period, which helped as interest rates rose. A shorter duration means that a fund is less sensitive to changes in interest rates.
•	During a challenging annual period for fixed income, wherein nearly every sector posted a negative return, having a modest allocation to cash instruments added value, as risk-free rates increased.
6	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Derivatives usage
The Fund utilized U.S. Treasury futures, German bund futures and European government bond, or gilt, futures to manage and adjust its duration positioning. The Fund used CMBX, CDX (a U.S. high-yield credit default swap index) and European credit default swap indices to hedge its credit exposure and, at times, create a synthetic long exposure. The Fund also used currency forwards and swaptions to maintain and modify target duration, yield curve, credit and currency positioning. On a stand-alone basis, the use of these derivatives had a positive impact on Fund performance during the period.
* Paul Volcker was the Chair of the U.S. Federal Reserve from 1979 to 1987.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	994.60	1,021.76	3.30	3.35	0.66
Class 2	1,000.00	1,000.00	994.50	1,020.51	4.55	4.61	0.91
Class 3	1,000.00	1,000.00	993.20	1,021.16	3.90	3.95	0.78
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 2.8%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cayman Islands 0.6%
Octagon Investment Partners Ltd.(a),(b)
Series 2018-18A Class A2
3-month USD LIBOR + 1.470% 04/16/2031	5.549%		500,000	480,673
United States 2.2%
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%		600,000	523,013
FREED ABS Trust(a)
Subordinated Series 2021-1CP Class B
03/20/2028	1.410%		200,226	199,128
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%		88,822	85,766
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%		400,000	362,066
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% Floor 1.090% 01/15/2030	5.169%		250,000	246,667
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%		369,227	344,282
Total				1,760,922
Total Asset-Backed Securities — Non-Agency (Cost $2,394,784)				2,241,595

Commercial Mortgage-Backed Securities - Non-Agency(c) 4.3%

United Kingdom 0.4%
Tesco Property Finance 3 PLC(a)
04/13/2040	5.744%	GBP	271,635	307,119
United States 3.9%
BAMLL Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-DSNY Class D
1-month USD LIBOR + 1.700% Floor 1.700% 09/15/2034	6.018%		500,000	472,442
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	5.568%		500,000	481,945
Commercial Mortgage-Backed Securities - Non-Agency(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%		600,000	503,635
BX Trust(a),(d)
Subordinated Series 2019-OC11 Class D
12/09/2041	3.944%		500,000	398,458
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%		750,000	415,727
Subordinated Series 2014-USA Class F
09/15/2037	4.373%		160,000	80,461
CSMC Trust(a),(d)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%		300,000	212,150
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%		550,000	508,336
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%		100,000	90,629
Total				3,163,783
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $4,193,922)				3,470,902

Convertible Bonds 0.0%

United States 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%		28,000	17,542
Total Convertible Bonds (Cost $26,732)				17,542

Corporate Bonds & Notes(c) 55.0%

Australia 0.5%
APT Pipelines Ltd.(a)
07/15/2030	2.000%	EUR	300,000	265,331
Ausgrid Finance Pty, Ltd.(a)
10/07/2031	0.875%	EUR	200,000	158,538
Total				423,869
Belgium 0.3%
Anheuser-Busch InBev SA/NV(a)
04/02/2040	3.700%	EUR	150,000	147,369
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Telenet Finance Luxembourg Notes Sarl(a)
03/01/2028	3.500%	EUR	100,000	96,678
Total				244,047
Bermuda 1.0%
Bacardi Ltd.(a)
07/03/2023	2.750%	EUR	450,000	480,346
05/15/2048	5.300%		345,000	309,417
Total				789,763
Canada 0.5%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%		14,000	13,930
1375209 BC Ltd.(a)
01/30/2028	9.000%		5,000	4,871
Air Canada(a)
08/15/2026	3.875%		14,000	12,438
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%		19,000	13,071
06/01/2028	4.875%		7,000	4,478
09/30/2028	11.000%		9,000	7,058
10/15/2030	14.000%		1,000	594
GFL Environmental, Inc.(a)
08/01/2025	3.750%		18,000	16,999
12/15/2026	5.125%		10,000	9,611
08/01/2028	4.000%		41,000	35,669
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%		5,000	4,565
04/01/2029	6.125%		22,000	20,051
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%		26,000	25,436
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%		6,000	5,916
Videotron Ltd.(a)
06/15/2029	3.625%		124,000	104,840
Waste Connections, Inc.
01/15/2033	4.200%		150,000	139,350
Total				418,877
Cayman Islands 0.0%
Global Aircraft Leasing Co., Ltd.(a),(e)
09/15/2024	6.500%		23,382	19,930
China 0.2%
JD.com, Inc.
01/14/2030	3.375%		200,000	175,162
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Denmark 0.1%
Danske Bank A/S(a),(f)
Subordinated
05/15/2031	1.000%	EUR	100,000	92,563
Finland 0.1%
Teollisuuden Voima OYJ(a)
02/04/2025	2.125%	EUR	100,000	101,611
France 2.1%
Altice France SA(a)
02/01/2027	8.125%		16,000	14,606
01/15/2028	5.500%		24,000	18,843
07/15/2029	5.125%		23,000	17,203
Cab SELAS(a)
02/01/2028	3.375%	EUR	100,000	85,945
Casino Guichard Perrachon SA(a)
01/15/2026	6.625%	EUR	100,000	58,150
Credit Agricole SA(a)
02/24/2029	1.125%	EUR	200,000	182,485
07/03/2029	1.000%	EUR	200,000	179,161
Crown European Holdings SA(a)
09/30/2024	2.625%	EUR	100,000	104,633
Elis SA(a)
04/11/2024	1.750%	EUR	100,000	103,916
Faurecia SE(a)
06/15/2027	2.375%	EUR	100,000	89,434
Foncia Management SASU(a)
03/31/2028	3.375%	EUR	100,000	89,089
Getlink SE(a)
10/30/2025	3.500%	EUR	100,000	104,139
Iliad Holding SA(a)
10/15/2026	5.125%	EUR	100,000	99,017
Iliad Holding SAS(a)
10/15/2026	6.500%		36,000	33,436
10/15/2028	7.000%		37,000	33,558
iliad SA(a)
06/17/2026	2.375%	EUR	100,000	96,533
Rexel SA(a)
06/15/2028	2.125%	EUR	100,000	94,040
SANEF SA(a)
03/16/2026	1.875%	EUR	200,000	198,873
Verallia SA(a)
11/10/2031	1.875%	EUR	100,000	83,123
Total				1,686,184

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Germany 2.9%
Amprion GmbH(a)
09/23/2033	0.625%	EUR	300,000	224,345
Aroundtown SA(a)
01/31/2028	1.625%	EUR	300,000	210,614
Bayer AG(a)
01/06/2030	1.125%	EUR	300,000	264,066
Cheplapharm Arzneimittel GmbH(a)
02/11/2027	3.500%	EUR	100,000	93,665
Commerzbank AG(a)
12/04/2026	0.500%	EUR	350,000	330,350
Deutsche Bank AG(a),(f)
11/19/2030	1.750%	EUR	100,000	83,749
Deutsche Lufthansa AG(a)
02/11/2025	2.875%	EUR	100,000	100,819
Eurogrid GmbH(a)
04/21/2033	0.741%	EUR	200,000	155,577
Grand City Properties SA(a)
01/11/2028	0.125%	EUR	100,000	71,511
Gruenenthal GmbH(a)
11/15/2026	3.625%	EUR	100,000	97,917
Mahle GmbH(a)
05/14/2028	2.375%	EUR	100,000	76,886
Schaeffler AG(a)
10/12/2025	2.750%	EUR	100,000	101,719
Techem Verwaltungsgesellschaft 674 mbH(a)
07/30/2026	6.000%	EUR	87,920	88,301
thyssenkrupp AG(a)
02/22/2024	2.875%	EUR	100,000	105,302
Vertical Holdco GmbH(a)
07/15/2028	7.625%		10,000	8,195
Vier Gas Transport GmbH(a)
09/10/2029	0.125%	EUR	100,000	80,899
Vonovia SE(a)
06/28/2028	1.875%	EUR	200,000	182,009
ZF Finance GmbH(a)
05/03/2028	2.250%	EUR	100,000	83,577
Total				2,359,501
India 0.8%
Adani Ports & Special Economic Zone Ltd.(a)
07/30/2027	4.000%		400,000	349,248
GMR Hyderabad International Airport Ltd.(a)
10/27/2027	4.250%		300,000	260,053
Total				609,301
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ireland 0.5%
AIB Group PLC(a),(f)
Subordinated
05/30/2031	2.875%	EUR	120,000	115,343
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%		25,000	21,672
eircom Finance DAC(a)
05/15/2026	3.500%	EUR	100,000	96,709
Endo Dac/Finance LLC/Finco, Inc.(a),(g)
06/30/2028	0.000%		11,000	627
Experian Europe DAC(a)
05/16/2031	1.560%	EUR	200,000	176,429
Total				410,780
Isle of Man 0.3%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%		200,000	174,651
Playtech PLC(a)
10/12/2023	3.750%	EUR	37,736	39,997
Total				214,648
Italy 0.8%
Autostrade per l’Italia SpA(a)
02/01/2027	1.750%	EUR	100,000	93,339
12/04/2028	2.000%	EUR	200,000	176,279
09/26/2029	1.875%	EUR	200,000	169,952
Nexi SpA(a)
04/30/2029	2.125%	EUR	100,000	86,965
Telecom Italia SpA(a)
01/19/2024	3.625%	EUR	100,000	104,395
Total				630,930
Jersey 0.6%
Adient Global Holdings Ltd.(a)
08/15/2024	3.500%	EUR	100,000	102,799
Avis Budget Finance PLC(a)
05/15/2025	4.500%	EUR	100,000	101,412
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%		400,000	321,889
Total				526,100
Liberia 0.1%
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%		19,000	15,384
08/31/2026	5.500%		20,000	16,827
07/15/2027	5.375%		11,000	8,949
04/01/2028	5.500%		19,000	15,177
01/15/2029	8.250%		20,000	20,114

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%		33,000	24,489
Total				100,940
Luxembourg 1.3%
Altice Financing SA(a)
01/15/2025	2.250%	EUR	100,000	98,439
Altice France Holding SA(a)
05/15/2027	8.000%	EUR	100,000	79,167
02/15/2028	6.000%		50,000	29,522
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%		45,000	42,227
Garfunkelux Holdco 3 SA(a)
11/01/2025	6.750%	EUR	100,000	86,034
Herens Holdco Sarl(a)
05/15/2028	4.750%		19,000	15,195
ION Trading Technologies Sarl(a)
05/15/2028	5.750%		19,000	15,860
Loarre Investments Sarl(a)
05/15/2029	6.500%	EUR	100,000	99,112
P3 Group Sarl(a)
01/26/2029	1.625%	EUR	350,000	274,591
Prologis International Funding II SA(a)
03/23/2033	0.750%	EUR	250,000	177,614
Sani/Ikos Financial Holdings 1 Sarl(a)
12/15/2026	5.625%	EUR	100,000	99,565
Total				1,017,326
Mauritius 0.5%
Network i2i Ltd.(a),(f)
12/31/2049	5.650%		450,000	428,643
Netherlands 3.4%
Braskem Netherlands Finance BV(a)
01/31/2050	5.875%		200,000	155,133
Clear Channel International BV(a)
08/01/2025	6.625%		30,000	28,630
Constellium SE(a)
02/15/2026	4.250%	EUR	100,000	103,086
06/15/2028	5.625%		9,000	8,322
04/15/2029	3.750%		43,000	35,013
Darling Global Finance BV(a)
05/15/2026	3.625%	EUR	100,000	104,046
Diageo Capital BV(a)
06/08/2034	1.875%	EUR	100,000	89,038
Digital Dutch Finco BV(a)
03/15/2030	1.500%	EUR	200,000	167,019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
E.ON International Finance BV(a)
06/03/2030	6.250%	GBP	315,000	396,467
ING Groep NV(a),(f)
02/01/2030	0.250%	EUR	200,000	166,380
LKQ European Holdings BV(a)
04/01/2028	4.125%	EUR	100,000	101,210
Nobel Bidco BV(a)
06/15/2028	3.125%	EUR	100,000	72,002
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%		30,000	25,889
OCI NV(a)
10/15/2025	3.625%	EUR	90,000	95,292
Phoenix PIB Dutch Finance BV(a)
08/05/2025	2.375%	EUR	100,000	100,309
PPF Telecom Group BV(a)
03/27/2026	3.125%	EUR	100,000	100,170
Repsol International Finance BV(a),(f)
12/31/2049	3.750%	EUR	100,000	99,266
Sensata Technologies BV(a)
09/01/2030	5.875%		16,000	15,156
Stichting AK Rabobank Certificaten(a),(f)
12/31/2049	6.500%	EUR	150,000	154,137
Telefonica Europe BV(a),(f)
12/31/2049	3.875%	EUR	100,000	97,082
Teva Pharmaceutical Finance Netherlands II BV
03/01/2025	4.500%	EUR	100,000	102,434
Thermo Fisher Scientific Finance I BV
10/18/2041	1.625%	EUR	100,000	71,099
Trivium Packaging Finance BV(a)
08/15/2026	5.500%		15,000	14,021
08/15/2027	8.500%		14,000	12,873
United Group BV(a)
07/01/2024	4.875%	EUR	100,000	99,552
Volkswagen International Finance NV(a)
11/16/2038	4.125%	EUR	100,000	97,147
Vonovia Finance BV(a)
10/07/2039	1.625%	EUR	200,000	126,138
VZ Secured Financing BV(a)
01/15/2032	5.000%		35,000	28,537
Ziggo Bond Co. BV(a)
02/28/2030	5.125%		28,000	22,715
Ziggo Bond Finance BV(a)
01/15/2027	6.000%		15,000	13,963
Ziggo BV(a)
01/15/2030	4.875%		35,000	29,265
Total				2,731,391

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Panama 0.2%
Carnival Corp.(a)
02/01/2026	10.125%	EUR	100,000	106,510
03/01/2026	7.625%		25,000	19,967
03/01/2027	5.750%		25,000	17,837
08/01/2028	4.000%		19,000	15,479
Total				159,793
Poland 0.3%
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%		9,000	7,875
Canpack SA/US LLC(a)
11/01/2027	2.375%	EUR	100,000	83,977
11/15/2029	3.875%		33,000	26,129
InPost SA(a)
07/15/2027	2.250%	EUR	100,000	87,731
Total				205,712
Spain 0.7%
Cellnex Telecom SA(a)
04/20/2027	1.000%	EUR	100,000	91,147
Cirsa Finance International Sarl(a)
12/20/2023	6.250%	EUR	24,132	25,642
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%		8,000	6,921
Grifols SA(a)
11/15/2027	2.250%	EUR	100,000	93,478
Lorca Telecom Bondco SA(a)
09/18/2027	4.000%	EUR	100,000	95,792
NorteGas Energia Distribucion SA(a)
09/28/2027	2.065%	EUR	235,000	223,243
Total				536,223
Sweden 1.1%
Heimstaden Bostad AB(a),(f)
12/31/2049	3.375%	EUR	100,000	61,176
Intrum AB(a)
08/15/2025	4.875%	EUR	100,000	97,445
Sagax AB(a)
01/17/2024	2.000%	EUR	365,000	374,265
01/30/2027	1.125%	EUR	300,000	258,741
Verisure Holding AB(a)
02/15/2027	3.250%	EUR	100,000	92,696
Total				884,323
Switzerland 0.6%
Credit Suisse Group AG(a)
01/18/2033	0.625%	EUR	450,000	264,227
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Peach Property Finance GmbH(a)
11/15/2025	4.375%	EUR	100,000	79,357
SIG Combibloc PurchaseCo Sarl(a)
06/18/2025	2.125%	EUR	100,000	103,020
Total				446,604
United Kingdom 7.8%
B&M European Value Retail SA(a)
07/15/2025	3.625%	GBP	100,000	112,155
BAE Systems PLC(a)
02/15/2031	1.900%		350,000	271,001
BAT International Finance PLC(a)
03/25/2025	2.750%	EUR	200,000	208,646
Boparan Finance PLC(a)
11/30/2025	7.625%	GBP	100,000	81,417
BP Capital Markets PLC(a),(f)
12/31/2049	3.250%	EUR	200,000	196,675
BUPA Finance PLC(a)
Subordinated
12/08/2026	5.000%	GBP	200,000	229,961
Cadent Finance PLC(a)
09/22/2024	0.625%	EUR	330,000	334,268
03/11/2032	0.750%	EUR	100,000	79,390
Cadent Finance, PLC(a)
03/19/2030	0.625%	EUR	200,000	168,004
Co-operative Group Holdings Ltd.(a),(f)
07/08/2026	7.500%	GBP	100,000	107,799
DS Smith PLC(a)
07/26/2029	2.875%	GBP	270,000	269,480
HBOS PLC(f)
Subordinated
03/18/2030	4.500%	EUR	255,000	261,663
HSBC Holdings PLC(f)
05/24/2032	2.804%		225,000	173,683
11/22/2032	2.871%		32,000	24,505
Imperial Brands Finance PLC(a)
02/26/2026	3.375%	EUR	425,000	441,658
INEOS Finance PLC(a)
05/01/2026	2.875%	EUR	100,000	92,128
International Game Technology PLC(a)
02/15/2025	6.500%		8,000	8,061
06/15/2026	3.500%	EUR	100,000	101,826
Jaguar Land Rover Automotive PLC(a)
01/15/2026	4.500%	EUR	100,000	92,102
Marks & Spencer PLC(a)
05/19/2026	3.750%	GBP	100,000	105,355
National Grid Electricity Transmission PLC(a)
07/07/2032	0.823%	EUR	200,000	159,505

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
NGG Finance PLC(a),(f)
09/05/2082	2.125%	EUR	250,000	221,279
Pinewood Finance Co., Ltd.(a)
09/30/2025	3.250%	GBP	100,000	111,315
Pinnacle Bidco PLC(a)
02/15/2025	5.500%	EUR	100,000	93,692
Premier Foods Finance PLC(a)
10/15/2026	3.500%	GBP	100,000	105,723
Rolls-Royce PLC(a)
02/16/2026	4.625%	EUR	100,000	103,566
Royal Bank of Scotland Group PLC(a),(f)
03/02/2026	1.750%	EUR	335,000	337,471
Sherwood Financing, PLC(a)
11/15/2026	4.500%	EUR	100,000	86,170
Southern Water Services Finance Ltd.(a)
05/28/2028	2.375%	GBP	200,000	203,984
Synthomer PLC(a)
07/01/2025	3.875%	EUR	100,000	98,267
Thames Water Utilities Finance PLC(a)
01/31/2028	0.875%	EUR	400,000	364,525
UBS AG(a)
03/31/2031	0.500%	EUR	200,000	162,192
Victoria PLC(a)
08/24/2026	3.625%	EUR	100,000	87,786
Virgin Media Finance PLC(a)
07/15/2030	5.000%		21,000	16,872
Virgin Media Secured Finance PLC(a)
04/15/2027	5.000%	GBP	100,000	108,044
05/15/2029	5.500%		19,000	17,075
Virgin Money UK PLC(a),(f)
06/24/2025	2.875%	EUR	200,000	205,020
Vmed O2 UK Financing I PLC(a)
01/31/2029	4.000%	GBP	100,000	93,971
01/31/2031	4.250%		33,000	26,732
07/15/2031	4.750%		38,000	30,944
Vodafone Group PLC(a),(f)
10/03/2078	4.200%	EUR	100,000	96,902
Western Power Distribution PLC(a)
10/16/2026	3.500%	GBP	205,000	231,169
Total				6,321,981
United States 28.3%
AbbVie, Inc.
06/01/2029	2.125%	EUR	350,000	340,308
06/15/2044	4.850%		70,000	64,111
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%		4,000	3,797
04/15/2029	5.000%		5,000	4,612
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
AdaptHealth LLC(a)
08/01/2029	4.625%		6,000	5,029
03/01/2030	5.125%		29,000	24,682
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%		18,000	18,168
Allegheny Technologies, Inc.
10/01/2029	4.875%		5,000	4,417
10/01/2031	5.125%		25,000	21,935
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%		16,000	14,412
10/15/2027	6.750%		33,000	29,734
11/01/2029	5.875%		23,000	18,938
American Airlines, Inc.(a)
07/15/2025	11.750%		27,000	29,048
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%		44,120	42,429
04/20/2029	5.750%		32,343	29,589
American Axle & Manufacturing, Inc.
04/01/2027	6.500%		2,000	1,813
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%		38,000	33,877
American Tower Corp.
08/15/2029	3.800%		53,000	48,197
06/15/2030	2.100%		15,000	11,891
Amgen, Inc.
03/01/2053	4.875%		173,000	154,054
02/22/2062	4.400%		117,000	93,860
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%		95,000	86,934
Apache Corp.
02/01/2042	5.250%		9,000	7,380
04/15/2043	4.750%		19,000	14,331
APX Group, Inc.(a)
07/15/2029	5.750%		21,000	17,411
Arches Buyer, Inc.(a)
06/01/2028	4.250%		35,000	27,451
12/01/2028	6.125%		25,000	20,061
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%		15,000	13,787
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%		20,000	19,595
09/01/2028	2.000%	EUR	100,000	86,171
09/01/2029	4.000%		43,000	34,109
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%		14,000	11,530
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%		6,000	5,062

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ashland Services BV(a)
01/30/2028	2.000%	EUR	100,000	91,188
AssuredPartners, Inc.(a)
08/15/2025	7.000%		15,000	14,583
01/15/2029	5.625%		32,000	26,585
AT&T, Inc.
03/01/2029	4.350%		174,000	165,593
09/04/2036	3.150%	EUR	100,000	91,909
12/01/2057	3.800%		157,000	108,815
Avantor Funding, Inc.(a)
11/01/2025	2.625%	EUR	100,000	100,944
07/15/2028	4.625%		21,000	19,069
11/01/2029	3.875%		39,000	32,771
Avient Corp.(a)
08/01/2030	7.125%		18,000	17,705
Axalta Coating Systems LLC(a)
02/15/2029	3.375%		14,000	11,618
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%		8,000	7,393
Bank of America Corp.(a),(f)
03/22/2031	0.694%	EUR	700,000	577,476
Bank of America Corp.(f)
07/21/2032	2.299%		600,000	461,913
02/04/2033	2.972%		120,000	96,758
Bausch Health Companies, Inc.(a)
11/01/2025	5.500%		22,000	18,731
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%		12,000	11,248
Becton Dickinson and Co.
12/15/2026	1.900%	EUR	300,000	298,811
02/11/2031	1.957%		225,000	177,769
Berkshire Hathaway Finance Corp.
03/18/2030	1.500%	EUR	150,000	135,485
03/15/2052	3.850%		90,000	72,638
Berkshire Hathaway, Inc.
01/15/2041	0.500%	EUR	100,000	57,774
Block, Inc.
06/01/2026	2.750%		8,000	7,151
Boeing Co. (The)
03/01/2029	3.200%		98,000	86,221
08/01/2059	3.950%		197,000	132,237
Boyd Gaming Corp.(a)
06/15/2031	4.750%		23,000	20,018
Broadcom, Inc.(a)
04/15/2034	3.469%		60,000	47,571
11/15/2036	3.187%		51,000	36,809
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%		32,000	27,508
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%		51,000	41,473
Callon Petroleum Co.
07/01/2026	6.375%		44,000	41,387
Camelot Finance SA(a)
11/01/2026	4.500%		12,000	11,282
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%		14,000	14,371
Carrier Global Corp.
02/15/2030	2.722%		487,000	410,412
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%		8,000	7,473
03/01/2028	2.375%	EUR	100,000	87,284
02/15/2029	3.125%		6,000	4,779
04/01/2030	3.500%		12,000	9,465
CCO Holdings LLC/Capital Corp.(a)
03/01/2030	4.750%		34,000	29,365
08/15/2030	4.500%		21,000	17,388
02/01/2032	4.750%		50,000	40,535
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%		36,000	31,049
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%		25,000	24,703
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%		8,000	7,782
Cengage Learning, Inc.(a)
06/15/2024	9.500%		23,000	21,906
Centene Corp.
12/15/2029	4.625%		16,000	14,671
02/15/2030	3.375%		16,000	13,542
10/15/2030	3.000%		32,000	26,216
08/01/2031	2.625%		51,000	40,058
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%		6,000	5,521
03/15/2029	3.750%		13,000	11,494
03/15/2031	4.000%		9,000	7,788
Chart Industries, Inc.(a)
01/01/2030	7.500%		11,000	11,046
01/01/2031	9.500%		3,000	3,077
Charter Communications Operating LLC/Capital
05/01/2047	5.375%		155,000	122,132
06/30/2062	3.950%		215,000	127,020
04/01/2063	5.500%		147,000	113,185
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%		20,000	19,072
Cheniere Energy Partners LP
01/31/2032	3.250%		8,000	6,372

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%	24,000	12,444
05/15/2030	5.250%	48,000	36,254
Cinemark USA, Inc.(a)
03/15/2026	5.875%	28,000	23,294
07/15/2028	5.250%	11,000	8,171
Citigroup, Inc.(f)
06/03/2031	2.572%	170,000	137,506
01/25/2033	3.057%	170,000	137,267
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	12,000	10,410
07/01/2029	4.875%	39,000	33,161
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	19,000	13,945
06/01/2029	7.500%	33,000	24,003
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	19,000	16,463
Clearway Energy Operating LLC(a)
02/15/2031	3.750%	35,000	29,214
01/15/2032	3.750%	9,000	7,273
CMS Energy Corp.
11/15/2025	3.600%	682,000	649,818
CNX Midstream Partners LP(a)
04/15/2030	4.750%	20,000	16,509
CNX Resources Corp.(a)
03/14/2027	7.250%	2,000	1,994
01/15/2029	6.000%	13,000	11,999
01/15/2031	7.375%	5,000	4,797
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	31,000	26,691
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	25,000	24,500
07/01/2025	6.250%	42,000	40,863
07/01/2027	8.125%	23,000	22,620
Commercial Metals Co.
02/15/2031	3.875%	5,000	4,216
CommScope Technologies LLC(a)
06/15/2025	6.000%	12,000	10,921
Comstock Resources, Inc.(a)
03/01/2029	6.750%	12,000	10,834
01/15/2030	5.875%	12,000	10,377
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	25,000	20,190
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	12,000	10,757
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
02/01/2028	5.375%	39,000	31,437
01/15/2030	5.750%	14,000	7,916
12/01/2030	4.125%	26,000	18,352
12/01/2030	4.625%	24,000	13,207
11/15/2031	5.000%	5,000	2,794
CVS Health Corp.
03/25/2048	5.050%	270,000	243,721
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	26,000	25,482
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	5,000	4,837
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%	20,000	18,838
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	12,000	10,761
DISH DBS Corp.
07/01/2026	7.750%	18,000	14,526
06/01/2029	5.125%	49,000	31,610
DISH Network Corp.(a)
11/15/2027	11.750%	25,000	25,708
DT Midstream, Inc.(a)
06/15/2029	4.125%	14,000	12,011
DTE Energy Co.
10/01/2026	2.850%	490,000	451,534
Duke Energy Corp.
09/01/2046	3.750%	345,000	257,062
Element Solutions, Inc.(a)
09/01/2028	3.875%	29,000	24,754
Emera US Finance LP
06/15/2046	4.750%	620,000	482,360
Encompass Health Corp.
02/01/2028	4.500%	13,000	11,802
Entegris Escrow Corp.(a)
04/15/2029	4.750%	7,000	6,402
06/15/2030	5.950%	26,000	23,986
Enterprise Products Operating LLC
03/15/2044	4.850%	36,000	31,616
01/31/2060	3.950%	87,000	63,265
EQM Midstream Partners LP(a)
07/01/2025	6.000%	14,000	13,600
07/01/2027	6.500%	16,000	15,297
01/15/2029	4.500%	24,000	20,304
01/15/2031	4.750%	73,000	60,154
EQM Midstream Partners LP
07/15/2048	6.500%	48,000	36,001
Exelon Corp.(a)
03/15/2052	4.100%	17,000	13,673

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%		31,000	25,024
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	271,000	260,081
Five Corners Funding Trust(a)
11/15/2023	4.419%		1,200,000	1,188,573
Ford Motor Co.
02/12/2032	3.250%		38,000	28,593
01/15/2043	4.750%		16,000	11,576
Ford Motor Credit Co. LLC
09/08/2024	3.664%		91,000	86,925
11/25/2025	2.330%	EUR	100,000	98,376
01/08/2026	4.389%		22,000	20,579
08/17/2027	4.125%		63,000	56,297
02/16/2028	2.900%		12,000	9,916
11/13/2030	4.000%		6,000	4,928
Freeport-McMoRan, Inc.
09/01/2029	5.250%		36,000	34,719
03/15/2043	5.450%		214,000	192,863
Front Range BidCo, Inc.(a)
03/01/2027	4.000%		26,000	19,269
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%		12,000	12,252
Gartner, Inc.(a)
07/01/2028	4.500%		16,000	14,931
06/15/2029	3.625%		9,000	7,889
10/01/2030	3.750%		64,000	55,492
Gates Global LLC/Co.(a)
01/15/2026	6.250%		38,000	36,646
GE Healthcare Holding LLC(a)
11/15/2027	5.650%		200,000	202,934
General Electric Co.(b)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	8.099%		35,000	34,659
Georgia Power Co.
03/15/2042	4.300%		195,000	167,150
Goldman Sachs Group, Inc. (The)(f)
07/21/2032	2.383%		158,000	122,481
02/24/2033	3.102%		127,000	103,561
Goldman Sachs Group, Inc. (The)(a)
03/18/2033	1.000%	EUR	150,000	115,129
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%		17,000	14,181
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%		25,000	21,284
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%		30,741	27,814
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
HB Fuller Co.
10/15/2028	4.250%		34,000	29,931
HCA, Inc.(a)
03/15/2052	4.625%		179,000	140,183
HealthEquity, Inc.(a)
10/01/2029	4.500%		24,000	21,322
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%		22,000	16,745
Herc Holdings, Inc.(a)
07/15/2027	5.500%		19,000	17,714
Hess Midstream Operations LP(a)
02/15/2030	4.250%		10,000	8,575
Hightower Holding LLC(a)
04/15/2029	6.750%		14,000	11,719
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%		11,000	9,980
02/01/2029	5.750%		7,000	6,255
04/15/2030	6.000%		15,000	13,424
02/01/2031	6.000%		22,000	18,675
04/15/2032	6.250%		9,000	7,732
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%		14,000	13,879
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%		11,000	10,856
02/01/2028	5.000%		21,000	19,244
Honeywell International, Inc.
11/02/2034	4.125%	EUR	234,000	245,203
HT Troplast GmbH(a)
07/15/2025	9.250%	EUR	100,000	97,499
HUB International Ltd.(a)
05/01/2026	7.000%		60,000	58,897
12/01/2029	5.625%		29,000	25,432
IAA Spinco, Inc.(a)
06/15/2027	5.500%		25,000	24,296
iHeartCommunications, Inc.
05/01/2026	6.375%		10,082	9,274
05/01/2027	8.375%		25,385	21,621
iHeartCommunications, Inc.(a)
01/15/2028	4.750%		25,000	20,333
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%		31,000	26,090
Ingevity Corp.(a)
11/01/2028	3.875%		15,000	12,940
Innophos Holdings, Inc.(a)
02/15/2028	9.375%		12,000	11,765
IQVIA, Inc.(a)
01/15/2028	2.250%	EUR	100,000	94,068

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
IRB Holding Corp.(a)
06/15/2025	7.000%		16,000	15,957
Iris Holdings, Inc.(a),(e)
02/15/2026	8.750%		10,000	8,707
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%		19,000	15,500
JPMorgan Chase & Co.(a),(f)
07/25/2031	1.001%	EUR	600,000	506,197
JPMorgan Chase & Co.(f)
04/22/2032	2.580%		311,000	248,812
11/08/2032	2.545%		173,000	136,709
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%		4,000	3,507
06/01/2031	4.500%		30,000	24,103
KAR Auction Services, Inc.(a)
06/01/2025	5.125%		11,000	10,753
Kinder Morgan Energy Partners LP
03/01/2043	5.000%		105,000	89,890
Kinder Morgan, Inc.
02/15/2046	5.050%		47,000	40,062
08/01/2052	5.450%		38,000	34,319
Kraft Heinz Foods Co.(a)
05/25/2028	2.250%	EUR	400,000	392,834
Kraft Heinz Foods Co.
06/01/2046	4.375%		55,000	44,926
L Brands, Inc.(a)
07/01/2025	9.375%		5,000	5,358
10/01/2030	6.625%		6,000	5,628
L Brands, Inc.
06/15/2029	7.500%		9,000	8,877
11/01/2035	6.875%		20,000	17,779
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%		50,000	47,097
02/01/2027	4.250%		13,000	10,947
06/15/2029	4.750%		33,000	26,644
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%		20,000	17,696
01/31/2032	4.375%		14,000	12,228
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%		6,000	5,196
Lithia Motors, Inc.(a)
01/15/2031	4.375%		10,000	8,206
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%		35,000	18,891
Lowe’s Companies, Inc.
04/01/2062	4.450%		139,000	108,836
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Madison IAQ LLC(a)
06/30/2028	4.125%		41,000	34,143
06/30/2029	5.875%		16,000	11,005
Magallanes, Inc.(a)
03/15/2062	5.391%		249,000	182,406
Matador Resources Co.
09/15/2026	5.875%		22,000	21,232
Mattel, Inc.(a)
04/01/2026	3.375%		8,000	7,371
04/01/2029	3.750%		43,000	37,795
Mattel, Inc.
10/01/2040	6.200%		25,000	21,601
11/01/2041	5.450%		14,000	11,423
Medtronic Global Holdings SCA
10/15/2040	1.375%	EUR	250,000	172,323
Meritage Homes Corp.(a)
04/15/2029	3.875%		58,000	49,222
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%		27,000	23,071
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%		29,000	21,484
Morgan Stanley(f)
10/20/2032	2.511%		136,000	106,296
Subordinated
09/16/2036	2.484%		100,000	72,943
04/20/2037	5.297%		85,000	77,775
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%		8,000	6,448
10/01/2029	5.250%		24,000	19,075
Nabors Industries, Inc.(a)
05/15/2027	7.375%		10,000	9,798
NCR Corp.(a)
09/01/2027	5.750%		21,000	20,128
10/01/2028	5.000%		25,000	21,451
04/15/2029	5.125%		7,000	5,854
10/01/2030	5.250%		4,000	3,298
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%		12,000	11,307
Netflix, Inc.
04/15/2028	4.875%		56,000	54,412
11/15/2028	5.875%		17,000	17,250
05/15/2029	4.625%	EUR	550,000	575,131
05/15/2029	6.375%		3,000	3,101
Netflix, Inc.(a)
11/15/2029	5.375%		24,000	23,497
06/15/2030	4.875%		40,000	37,408

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newell Brands, Inc.
06/01/2025	4.875%	11,000	10,731
09/15/2027	6.375%	6,000	5,957
09/15/2029	6.625%	9,000	8,883
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	18,000	16,570
NFP Corp(a)
10/01/2030	7.500%	25,000	23,500
NFP Corp.(a)
08/15/2028	4.875%	22,000	18,731
08/15/2028	6.875%	55,000	45,539
NiSource, Inc.
05/15/2047	4.375%	93,000	78,231
Novelis Corp.(a)
11/15/2026	3.250%	12,000	10,755
01/30/2030	4.750%	25,000	22,103
08/15/2031	3.875%	15,000	12,274
NRG Energy, Inc.(a)
02/15/2029	3.375%	12,000	9,689
02/15/2031	3.625%	102,000	78,043
NuStar Logistics LP
10/01/2025	5.750%	11,000	10,626
06/01/2026	6.000%	10,000	9,658
04/28/2027	5.625%	20,000	18,801
Occidental Petroleum Corp.
09/01/2030	6.625%	56,000	57,864
01/01/2031	6.125%	53,000	53,636
05/01/2031	7.500%	13,000	13,924
09/15/2036	6.450%	45,000	45,909
03/15/2046	6.600%	40,000	41,166
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	30,000	24,581
10/01/2029	6.250%	8,000	6,079
OneMain Finance Corp.
09/15/2030	4.000%	2,000	1,495
Organon Finance 1 LLC(a)
04/30/2028	4.125%	44,000	38,958
04/30/2031	5.125%	36,000	31,184
Outfront Media Capital LLC/Corp.(a)
01/15/2029	4.250%	9,000	7,465
03/15/2030	4.625%	8,000	6,634
Owens & Minor, Inc.(a)
04/01/2030	6.625%	19,000	16,338
Pacific Gas and Electric Co.
07/01/2050	4.950%	75,000	58,759
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	15,000	12,697
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,100,000	1,063,164
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	19,000	15,031
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	19,000	17,217
02/15/2029	7.750%	22,000	20,524
Picard Midco, Inc.(a)
03/31/2029	6.500%	28,000	23,709
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	29,000	28,418
04/15/2031	4.250%	97,000	82,564
03/01/2032	3.500%	32,000	25,013
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	475,000	359,490
Playtika Holding Corp.(a)
03/15/2029	4.250%	44,000	34,529
Post Holdings, Inc.(a)
03/01/2027	5.750%	9,000	8,715
04/15/2030	4.625%	18,000	15,529
09/15/2031	4.500%	28,000	23,651
Prestige Brands, Inc.(a)
01/15/2028	5.125%	14,000	13,224
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	24,000	20,727
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	15,000	11,902
03/01/2031	3.875%	52,000	40,159
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	23,000	16,904
09/15/2028	6.500%	35,000	14,669
Resideo Funding, Inc.(a)
09/01/2029	4.000%	16,000	12,909
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	10,000	8,901
09/15/2029	4.000%	11,000	8,980
Roblox Corp.(a)
05/01/2030	3.875%	23,000	18,117
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	54,000	40,392
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	14,000	13,214
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	22,000	16,825
Ryan Specialty Group LLC(a)
02/01/2030	4.375%	3,000	2,622
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	4,000	4,010
12/15/2027	11.250%	3,000	3,088

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%		48,000	40,532
Scientific Games International, Inc.(a)
05/15/2028	7.000%		13,000	12,430
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%		10,000	7,679
Scripps Escrow, Inc.(a)
07/15/2027	5.875%		15,000	13,434
Select Medical Corp.(a)
08/15/2026	6.250%		33,000	31,450
Sempra Energy
06/15/2027	3.250%		260,000	240,418
Service Properties Trust
03/15/2024	4.650%		9,000	8,639
Shea Homes LP/Funding Corp.
02/15/2028	4.750%		38,000	33,206
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%		16,000	15,093
Silgan Holdings, Inc.
06/01/2028	2.250%	EUR	100,000	90,872
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%		20,000	16,365
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%		18,000	15,982
07/01/2030	4.125%		25,000	20,654
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%		21,000	20,238
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%		7,000	7,059
Southern Co. (The)(f)
09/15/2081	1.875%	EUR	100,000	83,537
Southwestern Energy Co.
02/01/2029	5.375%		9,000	8,336
02/01/2032	4.750%		46,000	39,276
Spectrum Brands, Inc.
07/15/2025	5.750%		28,000	27,710
Spectrum Brands, Inc.(a)
10/01/2026	4.000%	EUR	100,000	100,180
10/01/2029	5.000%		12,000	10,497
07/15/2030	5.500%		2,000	1,775
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%		9,000	9,484
Springleaf Finance Corp.
03/15/2024	6.125%		30,000	29,018
03/15/2025	6.875%		15,000	14,420
Sprint Capital Corp.
11/15/2028	6.875%		38,000	39,518
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.
03/01/2026	7.625%	29,000	30,517
SRS Distribution, Inc.(a)
07/01/2028	4.625%	22,000	19,651
07/01/2029	6.125%	15,000	12,175
12/01/2029	6.000%	22,000	17,595
Standard Industries, Inc.(a)
02/15/2027	5.000%	10,000	9,249
Staples, Inc.(a)
04/15/2026	7.500%	14,000	12,052
Sunoco LP/Finance Corp.
05/15/2029	4.500%	10,000	8,747
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	8,000	7,929
04/15/2027	10.000%	5,000	5,082
Targa Resources Partners LP/Finance Corp.
03/01/2030	5.500%	36,000	33,925
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	240,000	219,565
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	9,000	9,029
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	7,000	5,480
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	18,000	17,289
11/01/2027	5.125%	18,000	16,796
06/15/2028	4.625%	10,000	8,963
10/01/2028	6.125%	32,000	28,716
01/15/2030	4.375%	21,000	18,194
TerraForm Power Operating LLC(a)
01/15/2030	4.750%	28,000	24,480
T-Mobile US, Inc.
02/15/2029	2.625%	26,000	22,068
02/15/2031	2.875%	229,000	189,062
04/15/2031	3.500%	373,000	323,042
TransDigm, Inc.(a)
12/15/2025	8.000%	18,000	18,234
03/15/2026	6.250%	63,000	62,264
TransDigm, Inc.
11/15/2027	5.500%	23,000	21,598
01/15/2029	4.625%	17,000	14,938
05/01/2029	4.875%	17,000	14,822
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	45,000	39,140
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	11,399	11,168
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	56,892	56,440

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Uber Technologies, Inc.(a)
05/15/2025	7.500%		16,000	16,023
01/15/2028	6.250%		12,000	11,561
08/15/2029	4.500%		45,000	39,232
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%		15,000	12,079
United Airlines, Inc.(a)
04/15/2026	4.375%		10,000	9,314
Univision Communications, Inc.(a)
06/30/2030	7.375%		16,000	15,310
US Foods, Inc.(a)
06/01/2030	4.625%		16,000	14,138
USI, Inc.(a)
05/01/2025	6.875%		25,000	23,997
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%		35,000	30,643
08/15/2031	4.125%		46,000	39,215
11/01/2033	3.875%		25,000	20,410
Verizon Communications, Inc.
03/21/2031	2.550%		280,000	230,439
Verscend Escrow Corp.(a)
08/15/2026	9.750%		28,000	27,428
Vistra Operations Co. LLC(a)
09/01/2026	5.500%		14,000	13,504
05/01/2029	4.375%		14,000	12,079
Waste Pro USA, Inc.(a)
02/15/2026	5.500%		33,000	29,243
Wells Fargo & Co.(a),(f)
05/04/2030	1.741%	EUR	200,000	181,299
Wells Fargo & Co.(f)
02/11/2031	2.572%		405,000	334,970
WESCO Distribution, Inc.(a)
06/15/2025	7.125%		19,000	19,260
06/15/2028	7.250%		17,000	17,236
White Cap Buyer LLC(a)
10/15/2028	6.875%		24,000	20,913
Williams Companies, Inc. (The)
09/15/2045	5.100%		79,000	69,100
Williams Cos, Inc. (The)
08/15/2052	5.300%		75,000	67,562
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%		12,000	9,086
WR Grace Holdings LLC(a)
06/15/2027	4.875%		37,000	32,778
08/15/2029	5.625%		50,000	40,451
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%		30,000	28,585
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	9,000	7,718
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	29,000	24,438
Total			22,811,044
Total Corporate Bonds & Notes (Cost $51,942,082)			44,347,246

Foreign Government Obligations(c),(h) 14.8%

Angola 0.2%
Angolan Government International Bond(a)
11/26/2049	9.125%	200,000	156,510
Azerbaijan 0.2%
Republic of Azerbaijan International Bond(a)
09/01/2032	3.500%	150,000	125,142
Belarus 0.1%
Republic of Belarus International Bond(a),(g)
06/29/2027	0.000%	200,000	84,319
Canada 0.1%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	6,000	5,665
06/01/2027	5.250%	22,000	19,763
05/15/2029	4.250%	24,000	19,603
Total			45,031
Colombia 1.3%
Colombia Government International Bond
01/30/2030	3.000%	600,000	459,026
04/15/2031	3.125%	200,000	148,630
Ecopetrol SA
04/29/2030	6.875%	448,000	406,698
Total			1,014,354
Dominican Republic 1.1%
Dominican Republic International Bond(a)
04/20/2027	8.625%	642,000	668,411
09/23/2032	4.875%	150,000	124,809
01/30/2060	5.875%	150,000	110,190
Total			903,410
Egypt 0.5%
Egypt Government International Bond(a)
05/29/2032	7.625%	200,000	148,093
03/01/2049	8.700%	355,000	236,718
Total			384,811

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
France 0.3%
Electricite de France SA(a),(f)
12/31/2049	3.375%	EUR	200,000	154,680
12/31/2049	6.000%	GBP	100,000	108,116
Total				262,796
Germany 0.5%
Bundesrepublik Deutschland Bundesanleihe(a)
02/15/2026	0.500%	EUR	400,000	402,340
Guatemala 0.2%
Guatemala Government Bond(a)
06/01/2050	6.125%		200,000	188,409
Hungary 0.4%
Hungary Government Bond
10/27/2038	3.000%	HUF	17,990,000	25,494
Hungary Government International Bond(a)
09/22/2031	2.125%		375,000	277,351
Total				302,845
India 0.4%
Export-Import Bank of India(a)
01/15/2030	3.250%		200,000	173,865
Indian Railway Finance Corp., Ltd.(a)
02/13/2030	3.249%		200,000	172,687
Total				346,552
Indonesia 1.0%
Indonesia Government International Bond(a)
01/08/2027	4.350%		400,000	395,101
01/15/2045	5.125%		200,000	193,848
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2025	2.300%		200,000	189,317
Total				778,266
Ivory Coast 0.5%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		250,000	241,786
06/15/2033	6.125%		200,000	178,047
Total				419,833
Malaysia 0.2%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		200,000	182,775
Mexico 0.9%
Mexico Government International Bond
05/29/2031	7.750%	MXN	1,010,000	47,842
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Petroleos Mexicanos
02/16/2032	6.700%		587,000	462,145
01/23/2050	7.690%		273,000	189,155
Total				699,142
Netherlands 0.6%
Stedin Holding NV(a),(f)
12/31/2049	1.500%	EUR	250,000	221,858
TenneT Holding BV(a),(f)
12/31/2049	2.374%	EUR	250,000	246,545
Total				468,403
Oman 0.2%
Oman Government International Bond(a)
01/17/2048	6.750%		200,000	187,178
Panama 0.5%
Panama Government International Bond
01/23/2030	3.160%		200,000	172,108
07/23/2060	3.870%		400,000	258,821
Total				430,929
Paraguay 0.2%
Paraguay Government International Bond(a)
03/30/2050	5.400%		200,000	173,000
Qatar 1.2%
Qatar Government International Bond(a)
03/14/2029	4.000%		400,000	393,358
04/16/2030	3.750%		200,000	193,487
04/23/2048	5.103%		250,000	251,068
Qatar Petroleum(a)
07/12/2031	2.250%		200,000	165,809
Total				1,003,722
Romania 0.7%
Romanian Government International Bond(a)
01/22/2024	4.875%		232,000	230,724
02/27/2027	3.000%		128,000	113,349
02/14/2051	4.000%		342,000	227,011
Total				571,084
Saudi Arabia 1.0%
Saudi Arabian Oil Co.(a)
04/16/2029	3.500%		300,000	275,421
Saudi Government International Bond(a)
01/21/2055	3.750%		625,000	491,903
Total				767,324

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Africa 0.4%
Eskom Holdings SOC Ltd.(a)
02/11/2025	7.125%	200,000	181,682
Republic of South Africa Government International Bond
09/30/2049	5.750%	200,000	146,834
Total			328,516
Turkey 0.8%
Turkey Government International Bond
03/25/2027	6.000%	250,000	228,240
02/17/2028	5.125%	300,000	259,503
01/14/2041	6.000%	200,000	144,731
Total			632,474
Ukraine 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
11/08/2026	7.625%	200,000	33,391
Ukraine Government International Bond(a)
09/01/2028	7.750%	100,000	21,256
Total			54,647
United Arab Emirates 1.0%
Abu Dhabi Government International Bond(a)
09/30/2049	3.125%	250,000	185,044
04/16/2050	3.875%	200,000	169,088
DP World PLC(a)
07/02/2037	6.850%	400,000	424,908
Total			779,040
Virgin Islands 0.2%
State Grid Overseas Investment Ltd.(a)
05/04/2027	3.500%	200,000	190,918
Total Foreign Government Obligations (Cost $14,035,938)			11,883,770

Residential Mortgage-Backed Securities - Agency 0.9%

United States 0.9%
Federal National Mortgage Association(b),(i)
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	1.661%	135,899	14,469
Federal National Mortgage Association(i)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	540,848	88,299
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	9.378%	500,000	383,175
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(i)
CMO Series 2017-141 Class ES
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2047	1.847%	93,433	10,591
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	1.747%	68,645	5,653
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	1.697%	291,018	28,914
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	1.697%	315,868	40,919
CMO Series 2021-46 Class SE
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 03/20/2051	1.947%	311,316	32,320
Government National Mortgage Association(i)
CMO Series 2020-153 Class CI
10/20/2050	2.500%	790,413	120,608
Total			724,948
Total Residential Mortgage-Backed Securities - Agency (Cost $894,196)			724,948

Residential Mortgage-Backed Securities - Non-Agency 12.8%

United States 12.8%
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	6.139%	16,719	16,701
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	5.989%	26,057	26,023
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	7.989%	225,613	225,350
BVRT Financing Trust(a),(b),(j)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	500,000	500,000
CIM Trust(a),(d)
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	293,950	270,465

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut Avenue Securities Trust(a),(b)
Subordinated CMO Series 2019-R01 Class 2B1
1-month USD LIBOR + 4.350% 07/25/2031	8.739%	700,000	714,509
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	9.928%	500,000	427,785
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	6.189%	421,095	412,210
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	6.189%	797,000	764,264
Freddie Mac STACR(a),(b)
Subordinated CMO Series 2019-HQA3 Class B1
1-month USD LIBOR + 3.000% 09/25/2049	7.389%	400,000	386,643
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2020-HQA1 Class B1
1-month USD LIBOR + 2.350% 01/25/2050	6.739%	700,000	650,143
Freddie Mac STACR Trust(a),(b)
Subordinated CMO Series 2019-DNA4 Class B1
1-month USD LIBOR + 2.700% 10/25/2049	7.089%	600,000	590,658
Subordinated CMO Series 2019-HQA2 Class B1
1-month USD LIBOR + 4.100% 04/25/2049	8.489%	500,000	507,427
Homeward Opportunities Fund I Trust(a),(d)
Subordinated CMO Series 2020-2 Class B1
05/25/2065	5.450%	389,000	343,465
Oaktown Re II Ltd.(a),(b)
Subordinated CMO Series 2018-1A Class M2
1-month USD LIBOR + 2.850% 07/25/2028	7.239%	500,000	498,726
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	9.639%	500,000	498,241
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	6.694%	1,000,000	981,517
Preston Ridge Partners Mortgage Trust(a),(d)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	105,097	95,469
Pretium Mortgage Credit Partners(a),(d)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	407,765	364,133
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SG Residential Mortgage Trust(a),(d)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	400,000	352,897
Triangle Re Ltd.(a),(b)
Subordinated CMO Series 2021-1 Class B1
1-month USD LIBOR + 4.500% Floor 4.500% 08/25/2033	8.889%	500,000	495,442
Verus Securitization Trust(a),(d)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	400,000	295,154
CMO Series 2020-NPL1 Class A2
08/25/2050	5.682%	409,265	405,425
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class M1
03/25/2060	5.500%	500,000	460,348
Total			10,282,995
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $10,842,765)			10,282,995

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.2%
Ascend Learning LLC(b),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	7.884%	32,670	30,832
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	10.134%	20,000	17,075
Cengage Learning, Inc.(b),(k)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	7.814%	34,965	31,370
SWF Holdings I Corp.(b),(k)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	8.753%	48,755	39,711
UKG, Inc.(b),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	6.998%	19,478	18,504

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	8.998%	38,000	34,789
Total			172,281
Total Senior Loans (Cost $193,231)			172,281

Treasury Bills 1.2%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 1.2%
U.S. Treasury Bills
06/15/2023	4.470%	1,000,000	979,949
Total Treasury Bills (Cost $986,466)			979,949
Money Market Funds 5.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(l),(m)	4,090,172	4,088,945
Total Money Market Funds (Cost $4,088,449)		4,088,945
Total Investments in Securities (Cost $89,598,565)		78,210,173
Other Assets & Liabilities, Net		2,353,984
Net Assets		$80,564,157

At December 31, 2022, securities and/or cash totaling $630,436 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
10,000,000 HUF	25,767 USD	HSBC	01/18/2023	—	(925)
20,712,000 EUR	22,110,267 USD	UBS	01/18/2023	—	(83,511)
2,910,000 GBP	3,615,209 USD	UBS	01/18/2023	95,752	—
Total				95,752	(84,436)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	95	03/2023	USD	10,668,203	—	(67,352)
U.S. Treasury Ultra Bond	35	03/2023	USD	4,700,938	—	(109,002)
Total					—	(176,354)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 39	Morgan Stanley	12/20/2027	5.000	Quarterly	USD	1,600,000	(87,023)	—	—	—	(87,023)
Markit iTraxx Europe Crossover Index, Series 38	Morgan Stanley	12/20/2027	5.000	Quarterly	EUR	1,700,000	(87,038)	—	—	—	(87,038)
Total							(174,061)	—	—	—	(174,061)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $56,051,008, which represents 69.57% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2022.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(g)	Represents a security in default.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	Valuation based on significant unobservable inputs.
(k)	The stated interest rate represents the weighted average interest rate at December 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(l)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(m)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	2,760,780	47,054,519	(45,726,966)	612	4,088,945	(1,275)	87,571	4,090,172
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	2,241,595	—	2,241,595
Commercial Mortgage-Backed Securities - Non-Agency	—	3,470,902	—	3,470,902
Convertible Bonds	—	17,542	—	17,542
Corporate Bonds & Notes	—	44,347,246	—	44,347,246
Foreign Government Obligations	—	11,883,770	—	11,883,770
Residential Mortgage-Backed Securities - Agency	—	724,948	—	724,948
Residential Mortgage-Backed Securities - Non-Agency	—	9,782,995	500,000	10,282,995
Senior Loans	—	172,281	—	172,281
Treasury Bills	—	979,949	—	979,949
Money Market Funds	4,088,945	—	—	4,088,945
Total Investments in Securities	4,088,945	73,621,228	500,000	78,210,173
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	95,752	—	95,752
Liability
Forward Foreign Currency Exchange Contracts	—	(84,436)	—	(84,436)
Futures Contracts	(176,354)	—	—	(176,354)
Swap Contracts	—	(174,061)	—	(174,061)
Total	3,912,591	73,458,483	500,000	77,871,074
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	27

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $85,510,116)	$74,121,228
Affiliated issuers (cost $4,088,449)	4,088,945
Cash	593
Foreign currency (cost $1,509,188)	1,560,839
Margin deposits on:
Futures contracts	436,500
Swap contracts	193,936
Unrealized appreciation on forward foreign currency exchange contracts	95,752
Receivable for:
Dividends	17,436
Interest	819,630
Foreign tax reclaims	2,890
Variation margin for swap contracts	1,234
Expense reimbursement due from Investment Manager	534
Prepaid expenses	6,352
Total assets	81,345,869
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	84,436
Payable for:
Investments purchased	477,113
Capital shares purchased	26,958
Variation margin for futures contracts	30,859
Variation margin for swap contracts	2,847
Management services fees	1,438
Distribution and/or service fees	311
Service fees	4,010
Compensation of board members	120,795
Compensation of chief compliance officer	16
Other expenses	32,929
Total liabilities	781,712
Net assets applicable to outstanding capital stock	$80,564,157
Represented by
Paid in capital	97,652,971
Total distributable earnings (loss)	(17,088,814)
Total - representing net assets applicable to outstanding capital stock	$80,564,157
Class 1
Net assets	$9,345
Shares outstanding	1,273
Net asset value per share	$7.34
Class 2
Net assets	$9,953,274
Shares outstanding	1,381,306
Net asset value per share	$7.21
Class 3
Net assets	$70,601,538
Shares outstanding	9,693,506
Net asset value per share	$7.28
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$87,571
Interest	3,468,010
Total income	3,555,581
Expenses:
Management services fees	571,943
Distribution and/or service fees
Class 2	25,711
Class 3	97,123
Service fees	52,704
Compensation of board members	6,458
Custodian fees	43,245
Printing and postage fees	27,614
Audit fees	42,000
Legal fees	13,247
Interest on collateral	897
Compensation of chief compliance officer	13
Other	7,109
Total expenses	888,064
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(206,768)
Total net expenses	681,296
Net investment income	2,874,285
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,855,767)
Investments — affiliated issuers	(1,275)
Foreign currency translations	(207,272)
Forward foreign currency exchange contracts	2,226,391
Futures contracts	(927,368)
Swap contracts	88,200
Net realized loss	(2,677,091)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(13,604,299)
Investments — affiliated issuers	612
Foreign currency translations	80,447
Forward foreign currency exchange contracts	16,394
Futures contracts	(42,161)
Swap contracts	(171,823)
Net change in unrealized appreciation (depreciation)	(13,720,830)
Net realized and unrealized loss	(16,397,921)
Net decrease in net assets resulting from operations	$(13,523,636)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	29

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$2,874,285	$2,900,582
Net realized gain (loss)	(2,677,091)	3,790,059
Net change in unrealized appreciation (depreciation)	(13,720,830)	(5,484,633)
Net increase (decrease) in net assets resulting from operations	(13,523,636)	1,206,008
Distributions to shareholders
Net investment income and net realized gains
Class 1	(332)	(422)
Class 2	(326,275)	(409,583)
Class 3	(2,643,493)	(3,703,346)
Total distributions to shareholders	(2,970,100)	(4,113,351)
Decrease in net assets from capital stock activity	(5,573,683)	(2,602,044)
Total decrease in net assets	(22,067,419)	(5,509,387)
Net assets at beginning of year	102,631,576	108,140,963
Net assets at end of year	$80,564,157	$102,631,576

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Distributions reinvested	42	332	49	422
Net increase	42	332	49	422
Class 2
Subscriptions	180,558	1,368,299	251,111	2,174,426
Distributions reinvested	41,458	326,275	48,357	409,583
Redemptions	(153,890)	(1,164,857)	(201,814)	(1,751,121)
Net increase	68,126	529,717	97,654	832,888
Class 3
Subscriptions	102,644	770,494	348,257	3,057,713
Distributions reinvested	332,515	2,643,493	433,140	3,703,346
Redemptions	(1,242,935)	(9,517,719)	(1,163,505)	(10,196,413)
Net decrease	(807,776)	(6,103,732)	(382,108)	(3,435,354)
Total net decrease	(739,608)	(5,573,683)	(284,405)	(2,602,044)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$8.77	0.26	(1.42)	—	(1.16)	(0.27)	(0.27)
Year Ended 12/31/2021	$9.01	0.25	(0.13)	—	0.12	(0.36)	(0.36)
Year Ended 12/31/2020	$9.11	0.27	0.09	—	0.36	(0.46)	(0.46)
Year Ended 12/31/2019	$8.21	0.29	0.61	0.00(d)	0.90	—	—
Year Ended 12/31/2018	$9.03	0.29	(0.74)	—	(0.45)	(0.37)	(0.37)
Class 2
Year Ended 12/31/2022	$8.61	0.24	(1.39)	—	(1.15)	(0.25)	(0.25)
Year Ended 12/31/2021	$8.86	0.23	(0.14)	—	0.09	(0.34)	(0.34)
Year Ended 12/31/2020	$8.96	0.24	0.10	—	0.34	(0.44)	(0.44)
Year Ended 12/31/2019	$8.09	0.26	0.61	0.00(d)	0.87	—	—
Year Ended 12/31/2018	$8.91	0.26	(0.73)	—	(0.47)	(0.35)	(0.35)
Class 3
Year Ended 12/31/2022	$8.70	0.25	(1.41)	—	(1.16)	(0.26)	(0.26)
Year Ended 12/31/2021	$8.95	0.24	(0.14)	—	0.10	(0.35)	(0.35)
Year Ended 12/31/2020	$9.05	0.26	0.09	—	0.35	(0.45)	(0.45)
Year Ended 12/31/2019	$8.16	0.27	0.62	0.00(d)	0.89	—	—
Year Ended 12/31/2018	$8.98	0.28	(0.74)	—	(0.46)	(0.36)	(0.36)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$7.34	(13.49%)	0.87%(c)	0.64%(c)	3.42%	31%	$9
Year Ended 12/31/2021	$8.77	1.37%	0.89%(c)	0.61%(c)	2.87%	42%	$11
Year Ended 12/31/2020	$9.01	4.79%	0.87%	0.60%	3.11%	53%	$11
Year Ended 12/31/2019	$9.11	10.96%(e)	0.87%	0.59%	3.27%	57%	$10
Year Ended 12/31/2018	$8.21	(5.20%)	0.86%(c)	0.64%(c)	3.34%	86%	$9
Class 2
Year Ended 12/31/2022	$7.21	(13.63%)	1.12%(c)	0.89%(c)	3.17%	31%	$9,953
Year Ended 12/31/2021	$8.61	1.03%	1.14%(c)	0.86%(c)	2.62%	42%	$11,301
Year Ended 12/31/2020	$8.86	4.59%	1.12%	0.85%	2.87%	53%	$10,766
Year Ended 12/31/2019	$8.96	10.75%(e)	1.12%	0.84%	3.01%	57%	$10,750
Year Ended 12/31/2018	$8.09	(5.51%)	1.10%(c)	0.89%(c)	3.08%	86%	$9,512
Class 3
Year Ended 12/31/2022	$7.28	(13.60%)	0.99%(c)	0.76%(c)	3.28%	31%	$70,602
Year Ended 12/31/2021	$8.70	1.14%	1.01%(c)	0.74%(c)	2.74%	42%	$91,320
Year Ended 12/31/2020	$8.95	4.68%	0.99%	0.73%	2.99%	53%	$97,365
Year Ended 12/31/2019	$9.05	10.91%(e)	1.00%	0.72%	3.14%	57%	$102,668
Year Ended 12/31/2018	$8.16	(5.34%)	0.97%(c)	0.76%(c)	3.25%	86%	$104,256
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	33

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Global Strategic Income Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
34	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
December 31, 2022
and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
36	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
December 31, 2022
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	95,752

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	174,061*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	84,436
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	176,354*
Total		434,851

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
38	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	88,200	88,200
Foreign exchange risk	2,226,391	—	—	2,226,391
Interest rate risk	—	(927,368)	—	(927,368)
Total	2,226,391	(927,368)	88,200	1,387,223

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(171,823)	(171,823)
Foreign exchange risk	16,394	—	—	16,394
Interest rate risk	—	(42,161)	—	(42,161)
Total	16,394	(42,161)	(171,823)	(197,590)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	11,329,273*
Futures contracts — short	2,462,688**
Credit default swap contracts — buy protection	2,343,963*

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	310,999	(34,774)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2022.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
December 31, 2022
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
40	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
	HSBC ($)	Morgan Stanley ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	—	1,234	—	1,234
Forward foreign currency exchange contracts	—	—	95,752	95,752
Total assets	—	1,234	95,752	96,986
Liabilities
Centrally cleared credit default swap contracts (a)	—	2,847	—	2,847
Forward foreign currency exchange contracts	925	—	83,511	84,436
Total liabilities	925	2,847	83,511	87,283
Total financial and derivative net assets	(925)	(1,613)	12,241	9,703
Total collateral received (pledged) (b)	—	(1,613)	—	(1,613)
Net amount (c)	(925)	—	12,241	11,316

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
42	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.65% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
December 31, 2022
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap May 1, 2022 through April 30, 2023	Voluntary expense cap May 1, 2022 through June 30, 2022	Contractual expense cap prior to May 1, 2022
Class 1	0.66%	0.61%	0.61%
Class 2	0.91	0.86	0.86
Class 3	0.785	0.735	0.735
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
44	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
441,216	(441,216)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,970,100	—	2,970,100	4,113,351	—	4,113,351
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,527,432	—	(8,041,911)	(11,515,417)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
89,386,491	277,774	(11,793,191)	(11,515,417)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(2,202,288)	(5,839,623)	(8,041,911)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $25,211,166 and $32,056,940, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
December 31, 2022
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
46	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	47

Notes to Financial Statements  (continued)
December 31, 2022
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks
48	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	49

Notes to Financial Statements  (continued)
December 31, 2022
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
50	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Global Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Global Strategic Income Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	51

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
52	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
54	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
56	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2022	57

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Global Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7008_12_B01_(02/23)

Annual Report
December 31, 2022
Columbia Variable Portfolio – Intermediate Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Intermediate Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Intermediate Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-17.06	0.43	1.39
Class 2	05/03/10	-17.20	0.20	1.15
Class 3	10/13/81	-17.17	0.31	1.26
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
4	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at December 31, 2022)
Asset-Backed Securities — Agency	0.0(a)
Asset-Backed Securities — Non-Agency	12.5
Commercial Mortgage-Backed Securities - Agency	1.4
Commercial Mortgage-Backed Securities - Non-Agency	5.9
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	18.4
Foreign Government Obligations	2.2
Money Market Funds	7.3
Municipal Bonds	0.4
Options Purchased Calls	0.3
Residential Mortgage-Backed Securities - Agency	32.1
Residential Mortgage-Backed Securities - Non-Agency	18.4
Senior Loans	0.2
U.S. Treasury Obligations	0.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2022)
AAA rating	40.1
AA rating	9.3
A rating	13.8
BBB rating	19.5
BB rating	5.5
B rating	2.8
CCC rating	1.0
Not rated	8.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2022)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	150.9	(49.4)	101.5
Foreign Currency Derivative Contracts	—	(1.5)	(1.5)
Total Notional Market Value of Derivative Contracts	150.9	(50.9)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 86.04% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund also may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2022, Class 2 shares of Columbia Variable Portfolio – Intermediate Bond Fund returned -17.20%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -13.01% during the same time period.
Market overview
Historically high inflation, and efforts on the part of the U.S. Federal Reserve (Fed) to contain prices, were the principal drivers of the bond market’s negative returns for the 12-month period that ended December 31, 2022. Inflation had begun to drift upward in late 2021 but spiked in the wake of Russia’s late-February 2022 invasion of Ukraine. U.S. consumer price inflation rose above 8% in March 2022 and peaked at 9.1% in June 2022. The Fed responded by raising its benchmark overnight lending rate seven times, leaving the fed funds target range at 4.25%-4.50% at year-end, as compared to 0.0%-0.25% entering 2022.
The U.S. Treasury yield curve finished the 12-month period dramatically higher. The two-year U.S. Treasury note began 2022 at 0.73% and ended the year at 4.41% for an increase of 368 basis points, while the yield on the bellwether 10-year U.S. Treasury rose a more modest 236 basis points, from 1.52% to 3.88%. (A basis point is 1/100 of a percent.) As a result, the U.S. Treasury curve ended 2022 significantly inverted (meaning that short-term yields were higher than long-term yields), a development which has frequently foreshadowed recession. Against this backdrop, credit spreads widened notably, and overall bond market returns for the period were in record negative territory for the calendar year.
The Fund’s notable contributors during the period
•	The Fund’s performance, relative to the benchmark, for the 12-month period that ended December 31, 2022 was helped by its positioning within agency mortgage-backed securities (MBS).
•	Specifically, the Fund was underweight the lower coupon “to-be-announced” pools, which were negatively impacted by the prospect of the Fed beginning to reduce its balance sheet via sales of previously purchased MBS.
The Fund’s notable detractors during the period
•	The Fund’s tactical positioning, with respect to duration and corresponding interest-rate sensitivity, was the most significant factor in underperformance relative to the benchmark.
•	The Fund entered the period underweight in duration in anticipation of a relatively modest series of Fed rate hikes in 2022, and extended duration when the Fed implemented its initial increases and we saw signs of the economy slowing.
•	However, this shift proved disadvantageous as inflation spiked over the first half of the year and the Fed engaged in nearly unprecedented aggressive tightening, which was accompanied by a dramatic upward move in the U.S. Treasury yield curve.
•	The Fund’s allocation to off-benchmark, credit-oriented securitized assets also weighed on relative return.
•	In this vein, performance for non-agency MBS suffered from a volatile interest rate backdrop and rising U.S. Treasury yields that led to extended durations as housing turnover came to a virtual standstill.
•	Performance for commercial MBS was negatively impacted by credit concerns, given a slowing economy and tighter financing conditions.
•	An allocation to below-investment-grade, high-yield corporate bonds also detracted, given the deterioration in credit sentiment.
6	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Security selection within the government-related sector hampered performance, most notably exposure to emerging market agency bonds, which were negatively impacted by strength in the U.S. dollar for most of the year.
•	Selection within investment-grade corporate bonds suffered from a tilt toward more credit sensitive longer maturity issues in the BBB quality range (the lowest investment-grade category). In addition, an overweight to large, money center banks constrained return due to high levels of new issuance within the segment, which led to a short-term, technical imbalance between supply and demand.
Derivative Positions
During the annual period, the Fund utilized options on interest rate swaps (or “swaptions”) to manage yield curve exposures. In addition, the Fund used U.S. Treasury futures contracts to manage interest rate risk in the portfolio. The Fund also used index credit default swaps as a hedge against long cash positions to reduce its overall credit exposure. In aggregate, the Fund’s use of derivatives did not have a material effect on performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher-rated securities. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	953.30	1,022.51	2.50	2.59	0.51
Class 2	1,000.00	1,000.00	952.40	1,021.26	3.72	3.85	0.76
Class 3	1,000.00	1,000.00	953.00	1,021.91	3.08	3.19	0.63
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2014-20I Class 1
09/01/2034	2.920%	131,564	122,883
Total Asset-Backed Securities — Agency (Cost $133,498)			122,883

Asset-Backed Securities — Non-Agency 14.4%

American Credit Acceptance Receivables Trust(a)
Subordinated Series 2021-3 Class B
02/13/2026	0.660%	3,684,029	3,672,422
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class DR
3-month Term SOFR + 3.200% Floor 3.200% 01/15/2035	7.064%	6,500,000	5,613,718
Ares XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% Floor 1.350% 01/15/2030	5.429%	18,020,000	17,387,354
Bain Capital Credit CLO Ltd.(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	5.725%	22,300,000	21,242,579
Series 2020-3A Class DR
3-month USD LIBOR + 3.250% Floor 3.250% 10/23/2034	7.575%	5,000,000	4,548,720
Series 2020-4A Class D
3-month USD LIBOR + 4.250% Floor 4.250% 10/20/2033	8.493%	7,000,000	6,729,793
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	5.643%	12,000,000	11,460,708
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% Floor 1.600% 04/30/2031	6.015%	21,000,000	20,195,532
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	5.956%	14,617,500	14,025,564
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-83A Class D
3-month USD LIBOR + 3.500% Floor 3.500% 01/18/2032	7.694%	8,000,000	7,202,344
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	5.544%	10,000,000	9,692,570
LendingPoint Asset Securitization Trust(a)
Series 2021-B Class A
02/15/2029	1.110%	2,849,811	2,829,580
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	3,108,778	3,001,823
LP LMS Asset Securitization Trust(a)
Series 2021-2A Class A
01/15/2029	1.750%	7,294,527	7,049,713
Lucali CLO Ltd.(a),(b)
Series 2020-1A Class D
3-month USD LIBOR + 3.600% Floor 3.600% 01/15/2033	6.112%	9,750,000	8,883,732
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class D
3-month USD LIBOR + 4.100% Floor 4.000% 01/19/2034	6.738%	13,175,000	12,869,011
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	5.975%	20,000,000	19,443,480
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	5.593%	11,300,000	10,920,388
Marlette Funding Trust(a)
Series 2020-2A Class D
09/16/2030	4.650%	4,145,000	4,054,183
Octagon 55 Ltd.(a),(b)
Series 2021-1A Class D
3-month USD LIBOR + 3.100% Floor 3.100% 07/20/2034	5.810%	6,000,000	5,653,368
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	5.643%	20,375,000	19,699,834
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	5.775%	45,625,000	44,413,200
Oportun Issuance Trust(a)
Series 2021-B Class A
05/08/2031	1.470%	27,500,000	24,576,434
Subordinated Series 2021-B Class B
05/08/2031	1.960%	3,065,000	2,671,891
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% Floor 7.250% 10/22/2030	11.575%	1,962,500	1,644,092
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	5.693%	20,000,000	19,002,440
Pagaya AI Debt Selection Trust(a)
Series 2020-3 Class B
05/17/2027	3.220%	3,726,597	3,713,345
Series 2021-1 Class A
11/15/2027	1.180%	2,906,075	2,863,585
Series 2021-3 Class A
05/15/2029	1.150%	13,039,859	12,723,241
Series 2021-5 Class A
08/15/2029	1.530%	9,318,263	8,986,972
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	9,049,507	8,254,812
Subordinated Series 2021-5 Class B
08/15/2029	2.630%	10,998,704	9,923,292
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	12,803,215	12,307,392
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	10,198,651	9,189,312
PAGAYA AI Debt Trust(a)
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	9,000,000	8,916,992
Prosper Pass-Through Trust(a),(c),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	709,969	709,969
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	7,589,370	6,673,775
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	5.479%	28,000,000	27,170,080
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% Floor 1.370% 01/15/2030	5.449%	11,171,429	10,778,027
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	3,980,518	3,915,693
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	3,646,909	3,465,028
Series 2021-ST1 Class A
02/20/2027	2.750%	5,300,371	5,044,555
Series 2021-ST10 Class A
01/20/2030	2.250%	10,836,727	10,265,954
Upstart Securitization Trust(a)
Series 2021-3 Class A
07/20/2031	0.830%	3,952,989	3,868,451
Series 2021-4 Class A
09/20/2031	0.840%	8,769,018	8,476,671
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	9,050,000	8,427,789
Subordinated Series 2021-4 Class B
09/20/2031	1.840%	11,370,000	10,180,530
Total Asset-Backed Securities — Non-Agency (Cost $509,644,426)			484,339,938

Commercial Mortgage-Backed Securities - Agency 1.6%

Federal National Mortgage Association(e)
Series 2017-M15 Class ATS2
11/25/2027	3.158%	44,980,986	42,630,221
FRESB Mortgage Trust(e)
Series 2018-SB45 Class A10F (FHLMC)
11/25/2027	3.160%	7,487,246	7,110,965
Government National Mortgage Association(e),(f)
Series 2019-147 Class IO
06/16/2061	0.396%	125,222,542	4,945,301
Total Commercial Mortgage-Backed Securities - Agency (Cost $64,786,569)			54,686,487

Commercial Mortgage-Backed Securities - Non-Agency 6.8%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,136,711	2,048,129

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BAMLL Commercial Mortgage Securities Trust(a),(e)
Series 2013-WBRK Class A
03/10/2037	3.534%	5,550,000	5,006,375
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	6.568%	10,581,000	9,860,086
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	6.858%	4,900,000	4,603,401
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	6.158%	3,050,000	2,913,693
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	5.568%	5,000,000	4,819,450
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	6.718%	6,310,000	5,845,070
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	6.118%	6,950,000	6,655,597
CLNY Trust(a),(b)
Series 2019-IKPR Class A
1-month USD LIBOR + 1.129% Floor 1.129% 11/15/2038	5.447%	4,400,000	4,191,280
Subordinated Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	7.039%	14,900,000	13,690,989
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.492% Floor 3.492% 11/15/2037	7.810%	3,096,420	2,951,383
COMM Mortgage Trust(a),(e)
Subordinated Series 2020-CBM Class E
02/10/2037	3.633%	10,950,000	9,407,823
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	15,735,000	14,136,299
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	19,065,000	10,567,773
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	16,000,000	8,046,078
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	6.568%	9,761,922	9,347,586
Hilton USA Trust(a),(e)
Series 2016-HHV Class F
11/05/2038	4.194%	4,500,000	3,784,520
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	10,901,000	10,173,417
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class E
11/10/2036	3.177%	13,400,000	11,476,963
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2036	6.518%	6,600,000	6,159,642
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2036	7.068%	4,150,000	3,776,354
Progress Residential 2020-SFR3 Trust(a)
Series 2020-SFR3 Class A
10/17/2027	1.294%	7,982,076	7,069,100
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	19,775,000	17,933,418
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	2,775,000	2,601,636
Subordinated Series 2019-SFR4 Class F
10/17/2036	3.684%	1,735,000	1,642,387
Subordinated Series 2020-SFR2 Class E
06/17/2037	5.115%	5,900,000	5,565,880
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	5.468%	22,000,000	20,159,755
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	5.568%	10,469,000	10,144,061

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class A
1-month USD LIBOR + 1.200% Floor 1.200% 05/15/2031	5.518%	6,250,000	5,816,099
Subordinated Series 2017-SMP Class C
1-month USD LIBOR + 1.325% Floor 1.200% 12/15/2034	5.643%	9,000,000	8,225,640
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $257,843,715)			228,619,884

Convertible Bonds 0.0%

Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	721,000	451,707
Total Convertible Bonds (Cost $688,698)			451,707

Corporate Bonds & Notes(g) 21.2%

Aerospace & Defense 0.5%
Boeing Co. (The)
03/01/2029	3.200%	3,264,000	2,871,693
08/01/2059	3.950%	6,580,000	4,416,850
05/01/2060	5.930%	4,933,000	4,529,836
Bombardier, Inc.(a)
12/01/2024	7.500%	534,000	534,992
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	186,000	196,012
TransDigm, Inc.(a)
03/15/2026	6.250%	1,995,000	1,971,704
TransDigm, Inc.
06/15/2026	6.375%	1,198,000	1,167,491
11/15/2027	5.500%	438,000	411,306
05/01/2029	4.875%	460,000	401,059
Total			16,500,943
Airlines 0.1%
Air Canada(a)
08/15/2026	3.875%	358,000	318,045
American Airlines, Inc.(a)
07/15/2025	11.750%	600,000	645,502
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	1,446,165	1,390,723
04/20/2029	5.750%	207,779	190,089
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	802,736	726,311
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Airlines, Inc.(a)
04/15/2026	4.375%	347,000	323,187
04/15/2029	4.625%	389,000	339,486
Total			3,933,343
Automotive 0.2%
Ford Motor Co.
02/12/2032	3.250%	864,000	650,113
Ford Motor Credit Co. LLC
11/13/2025	3.375%	325,000	294,377
01/09/2027	4.271%	934,000	846,817
08/17/2027	4.125%	334,000	298,464
11/04/2027	7.350%	294,000	301,262
02/16/2028	2.900%	368,000	304,078
02/10/2029	2.900%	960,000	766,377
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	357,000	297,791
IAA Spinco, Inc.(a)
06/15/2027	5.500%	727,000	706,522
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	355,000	347,027
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	665,000	650,583
Total			5,463,411
Banking 6.1%
Bank of America Corp.(h)
07/23/2031	1.898%	32,855,000	25,260,418
10/20/2032	2.572%	10,390,000	8,150,488
02/04/2033	2.972%	18,020,000	14,529,797
Citigroup, Inc.(h)
06/03/2031	2.572%	4,618,000	3,735,323
01/25/2033	3.057%	19,236,000	15,532,161
Goldman Sachs Group, Inc. (The)(h)
07/21/2032	2.383%	13,579,000	10,526,369
10/21/2032	2.650%	18,433,000	14,549,549
HSBC Holdings PLC(h)
05/24/2032	2.804%	9,154,000	7,066,190
11/22/2032	2.871%	21,713,000	16,627,268
JPMorgan Chase & Co.(h)
10/15/2030	2.739%	7,987,000	6,707,253
04/22/2032	2.580%	27,720,000	22,177,110
11/08/2032	2.545%	24,791,000	19,590,421
Morgan Stanley(h)
07/21/2032	2.239%	4,533,000	3,473,052
Subordinated
09/16/2036	2.484%	1,860,000	1,356,747
04/20/2037	5.297%	9,485,000	8,678,812

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(h)
10/30/2030	2.879%	609,000	517,767
02/11/2031	2.572%	32,216,000	26,645,385
Total			205,124,110
Brokerage/Asset Managers/Exchanges 0.1%
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	357,000	360,337
Hightower Holding LLC(a)
04/15/2029	6.750%	364,000	304,700
NFP Corp(a)
10/01/2030	7.500%	401,000	376,940
NFP Corp.(a)
08/15/2028	4.875%	366,000	311,613
08/15/2028	6.875%	1,494,000	1,237,018
Total			2,590,608
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	408,000	363,731
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	670,000	627,994
SRS Distribution, Inc.(a)
07/01/2028	4.625%	470,000	419,825
07/01/2029	6.125%	385,000	312,485
12/01/2029	6.000%	515,000	411,889
White Cap Buyer LLC(a)
10/15/2028	6.875%	493,000	429,579
Total			2,565,503
Cable and Satellite 1.0%
CCO Holdings LLC/Capital Corp.(a)
03/01/2030	4.750%	626,000	540,669
08/15/2030	4.500%	1,435,000	1,188,209
02/01/2031	4.250%	459,000	368,520
02/01/2032	4.750%	552,000	447,511
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	558,000	444,169
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	4,412,000	3,476,429
12/01/2061	4.400%	1,060,000	681,065
06/30/2062	3.950%	9,151,000	5,406,330
04/01/2063	5.500%	12,519,000	9,639,219
CSC Holdings LLC(a)
02/01/2028	5.375%	789,000	636,000
01/15/2030	5.750%	722,000	408,236
12/01/2030	4.125%	1,466,000	1,034,749
12/01/2030	4.625%	284,000	156,282
11/15/2031	5.000%	258,000	144,189
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	256,000	229,573
DISH DBS Corp.
07/01/2026	7.750%	466,000	376,065
06/01/2029	5.125%	1,327,000	856,063
DISH Network Corp.(a)
11/15/2027	11.750%	432,000	444,242
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	604,000	443,905
09/15/2028	6.500%	907,000	380,136
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	552,000	490,108
07/01/2030	4.125%	266,000	219,753
Videotron Ltd.(a)
06/15/2029	3.625%	3,204,000	2,708,915
Virgin Media Finance PLC(a)
07/15/2030	5.000%	671,000	539,094
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	566,000	508,646
VZ Secured Financing BV(a)
01/15/2032	5.000%	901,000	734,612
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	432,000	350,463
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	419,000	390,043
Ziggo BV(a)
01/15/2030	4.875%	896,000	749,192
Total			33,992,387
Chemicals 0.2%
Avient Corp.(a)
08/01/2030	7.125%	343,000	337,379
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	390,000	323,643
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	555,000	512,860
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	398,000	379,529
Element Solutions, Inc.(a)
09/01/2028	3.875%	732,000	624,823
HB Fuller Co.
10/15/2028	4.250%	600,000	528,199
Herens Holdco Sarl(a)
05/15/2028	4.750%	544,000	435,064
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	845,000	711,154

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	535,000	524,535
Iris Holdings, Inc.(a),(i)
02/15/2026	8.750%	323,000	281,242
Olympus Water US Holding Corp.(a)
10/01/2029	6.250%	188,000	142,859
SPCM SA(a)
03/15/2027	3.125%	228,000	197,298
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	417,000	335,807
WR Grace Holdings LLC(a)
06/15/2027	4.875%	816,000	722,890
08/15/2029	5.625%	1,174,000	949,784
Total			7,007,066
Construction Machinery 0.0%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	651,000	554,222
Herc Holdings, Inc.(a)
07/15/2027	5.500%	162,000	151,032
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	277,000	273,133
Total			978,387
Consumer Cyclical Services 0.1%
APX Group, Inc.(a)
07/15/2029	5.750%	171,000	141,776
Arches Buyer, Inc.(a)
12/01/2028	6.125%	635,000	509,557
Staples, Inc.(a)
04/15/2026	7.500%	353,000	303,872
Uber Technologies, Inc.(a)
05/15/2025	7.500%	315,000	315,449
08/15/2029	4.500%	1,999,000	1,742,769
Total			3,013,423
Consumer Products 0.1%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	864,000	745,180
Mattel, Inc.(a)
12/15/2027	5.875%	380,000	372,741
04/01/2029	3.750%	788,000	692,608
Mattel, Inc.
10/01/2040	6.200%	1,049,000	906,362
Newell Brands, Inc.
09/15/2027	6.375%	137,000	136,022
09/15/2029	6.625%	194,000	191,480
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prestige Brands, Inc.(a)
01/15/2028	5.125%	470,000	443,949
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	175,000	134,383
Spectrum Brands, Inc.
07/15/2025	5.750%	254,000	251,370
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	409,000	357,766
07/15/2030	5.500%	29,000	25,741
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	133,000	104,118
Total			4,361,720
Diversified Manufacturing 0.4%
Carrier Global Corp.
02/15/2030	2.722%	9,344,000	7,874,526
Chart Industries, Inc.(a)
01/01/2030	7.500%	234,000	234,971
01/01/2031	9.500%	80,000	82,047
Gates Global LLC/Co.(a)
01/15/2026	6.250%	1,054,000	1,016,453
General Electric Co.(b)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	8.099%	5,000	4,951
Madison IAQ LLC(a)
06/30/2028	4.125%	654,000	544,628
06/30/2029	5.875%	407,000	279,950
Resideo Funding, Inc.(a)
09/01/2029	4.000%	516,000	416,309
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	401,000	356,706
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	770,000	780,534
06/15/2028	7.250%	335,000	339,641
Total			11,930,716
Electric 1.1%
AEP Texas, Inc.
01/15/2050	3.450%	5,325,000	3,770,663
Clearway Energy Operating LLC(a)
02/15/2031	3.750%	760,000	634,366
01/15/2032	3.750%	229,000	185,050
Duke Energy Corp.
08/15/2052	5.000%	8,018,000	7,193,300
Emera US Finance LP
06/15/2046	4.750%	13,116,000	10,204,252

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Georgia Power Co.
03/15/2042	4.300%	2,282,000	1,956,088
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	631,000	613,225
NRG Energy, Inc.(a)
02/15/2029	3.375%	322,000	259,979
06/15/2029	5.250%	776,000	685,591
02/15/2031	3.625%	1,125,000	860,770
02/15/2032	3.875%	659,000	496,852
Pacific Gas and Electric Co.
07/01/2050	4.950%	8,490,000	6,651,539
Southern Co. (The)
07/01/2046	4.400%	3,505,000	2,931,467
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	225,000	214,882
05/01/2029	4.375%	449,000	387,402
Total			37,045,426
Environmental 0.1%
GFL Environmental, Inc.(a)
08/01/2025	3.750%	735,000	694,121
12/15/2026	5.125%	481,000	462,303
08/01/2028	4.000%	612,000	532,430
06/15/2029	4.750%	402,000	351,220
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	907,000	803,732
Total			2,843,806
Finance Companies 0.1%
Navient Corp.
01/25/2023	5.500%	272,000	271,599
OneMain Finance Corp.
09/15/2030	4.000%	22,000	16,445
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	556,000	491,165
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	968,000	768,076
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	1,580,000	1,181,845
Total			2,729,130
Food and Beverage 1.0%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	3,739,000	3,421,556
Bacardi Ltd.(a)
05/15/2048	5.300%	13,380,000	11,999,998
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	429,000	420,455
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,961,000	1,840,152
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,256,000	2,209,786
JBS USA LUX SA/Food Co./Finance, Inc.(a)
01/15/2030	5.500%	496,000	471,545
12/01/2031	3.750%	715,000	583,284
Kraft Heinz Foods Co.
06/01/2046	4.375%	1,716,000	1,401,700
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%	375,000	331,804
01/31/2032	4.375%	373,000	325,783
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	971,000	951,520
04/15/2031	4.250%	1,471,000	1,252,082
03/01/2032	3.500%	4,719,000	3,688,641
Post Holdings, Inc.(a)
03/01/2027	5.750%	510,000	493,853
09/15/2031	4.500%	897,000	757,664
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	770,000	665,001
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	833,000	681,590
US Foods, Inc.(a)
04/15/2025	6.250%	342,000	339,226
02/15/2029	4.750%	535,000	475,084
06/01/2030	4.625%	377,000	333,130
Total			32,643,854
Gaming 0.2%
Boyd Gaming Corp.(a)
06/15/2031	4.750%	589,000	512,647
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	1,045,000	849,793
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	924,000	905,522
07/01/2025	6.250%	1,994,000	1,940,005
07/01/2027	8.125%	756,000	743,493
International Game Technology PLC(a)
04/15/2026	4.125%	244,000	228,319
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	660,000	563,950
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	730,000	577,501
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	618,000	521,844
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	311,000	296,335

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%		285,000	283,757
10/01/2029	5.125%		241,000	206,679
Total				7,629,845
Health Care 1.1%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%		233,000	221,195
04/15/2029	5.000%		243,000	224,122
AdaptHealth LLC(a)
08/01/2029	4.625%		121,000	101,422
03/01/2030	5.125%		920,000	783,029
Avantor Funding, Inc.(a)
07/15/2028	4.625%		574,000	521,211
11/01/2029	3.875%		1,000,000	840,285
Becton Dickinson Euro Finance SARL
08/13/2041	1.336%	EUR	5,285,000	3,486,226
Charles River Laboratories International, Inc.(a)
03/15/2029	3.750%		423,000	373,992
03/15/2031	4.000%		128,000	110,760
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%		489,000	253,543
05/15/2030	5.250%		1,032,000	779,454
GE Healthcare Holding LLC(a)
11/15/2027	5.650%		11,235,000	11,399,803
HCA, Inc.(a)
03/15/2052	4.625%		17,648,000	13,820,902
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%		151,000	121,700
10/01/2029	5.250%		738,000	586,547
Owens & Minor, Inc.(a)
04/01/2030	6.625%		376,000	323,317
RP Escrow Issuer LLC(a)
12/15/2025	5.250%		495,000	378,564
Select Medical Corp.(a)
08/15/2026	6.250%		800,000	762,435
Tenet Healthcare Corp.
07/15/2024	4.625%		574,000	561,007
Tenet Healthcare Corp.(a)
01/01/2026	4.875%		495,000	471,600
02/01/2027	6.250%		627,000	602,238
10/01/2028	6.125%		820,000	735,840
06/01/2029	4.250%		91,000	78,789
01/15/2030	4.375%		674,000	583,948
Total				38,121,929
Healthcare Insurance 0.2%
Aetna, Inc.
11/15/2042	4.125%		1,339,000	1,099,286
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centene Corp.
02/15/2030	3.375%	835,000	706,698
10/15/2030	3.000%	734,000	601,333
08/01/2031	2.625%	4,954,000	3,891,121
Total			6,298,438
Home Construction 0.0%
Meritage Homes Corp.(a)
04/15/2029	3.875%	974,000	826,589
Independent Energy 1.0%
Apache Corp.
02/01/2042	5.250%	398,000	326,360
04/15/2043	4.750%	434,000	327,339
Callon Petroleum Co.
07/01/2026	6.375%	1,124,000	1,057,244
Callon Petroleum Co.(a)
08/01/2028	8.000%	213,000	202,164
CNX Resources Corp.(a)
03/14/2027	7.250%	50,000	49,847
01/15/2029	6.000%	337,000	311,046
01/15/2031	7.375%	50,000	47,975
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	558,000	480,444
Comstock Resources, Inc.(a)
03/01/2029	6.750%	307,000	277,174
01/15/2030	5.875%	566,000	489,468
Hilcorp Energy I LP/Finance Co.(a)
02/01/2029	5.750%	571,000	510,227
04/15/2030	6.000%	334,000	298,900
04/15/2032	6.250%	231,000	198,455
Matador Resources Co.
09/15/2026	5.875%	582,000	561,693
Occidental Petroleum Corp.
09/01/2030	6.625%	1,880,000	1,942,576
01/01/2031	6.125%	5,569,000	5,635,785
09/15/2036	6.450%	11,432,000	11,662,884
03/15/2040	6.200%	1,074,000	1,051,313
03/15/2046	6.600%	5,510,000	5,670,620
Southwestern Energy Co.
02/01/2029	5.375%	249,000	230,630
02/01/2032	4.750%	1,181,000	1,008,376
Total			32,340,520
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	3,240,000	2,285,019
Lukoil International Finance BV(a)
04/24/2023	4.563%	2,256,000	1,990,319
Total			4,275,338

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.2%
Carnival Corp.(a)
03/01/2026	7.625%	704,000	562,271
03/01/2027	5.750%	1,080,000	770,570
08/01/2028	4.000%	510,000	415,492
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	297,000	304,866
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	564,000	557,301
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	284,000	276,264
Cinemark USA, Inc.(a)
05/01/2025	8.750%	168,000	170,520
03/15/2026	5.875%	841,000	699,652
NCL Corp., Ltd.(a)
02/15/2029	7.750%	91,000	68,482
NCL Finance Ltd.(a)
03/15/2028	6.125%	181,000	134,368
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	474,000	383,791
08/31/2026	5.500%	600,000	504,804
07/15/2027	5.375%	235,000	191,171
04/01/2028	5.500%	619,000	494,464
01/15/2029	8.250%	431,000	433,459
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	620,000	460,096
Total			6,427,571
Life Insurance 0.1%
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	4,984,000	4,817,099
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
02/15/2032	3.625%	535,000	428,219
Media and Entertainment 1.4%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	841,000	801,009
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	249,000	182,750
06/01/2029	7.500%	1,070,000	778,286
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	401,000	347,466
iHeartCommunications, Inc.
05/01/2026	6.375%	566,350	520,955
05/01/2027	8.375%	441,774	376,260
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		439,000	371,603
01/15/2028	4.750%		313,000	254,572
Magallanes, Inc.(a)
03/15/2062	5.391%		33,858,000	24,802,879
Netflix, Inc.
11/15/2028	5.875%		1,470,000	1,491,603
05/15/2029	4.625%	EUR	4,904,000	5,128,079
05/15/2029	6.375%		1,124,000	1,161,990
Netflix, Inc.(a)
11/15/2029	3.875%	EUR	2,729,000	2,728,748
11/15/2029	5.375%		379,000	371,060
06/15/2030	3.625%	EUR	4,658,000	4,555,288
06/15/2030	4.875%		276,000	258,112
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%		318,000	287,373
01/15/2029	4.250%		245,000	203,222
03/15/2030	4.625%		177,000	146,786
Playtika Holding Corp.(a)
03/15/2029	4.250%		415,000	325,668
Roblox Corp.(a)
05/01/2030	3.875%		518,000	408,034
Univision Communications, Inc.(a)
05/01/2029	4.500%		252,000	210,618
06/30/2030	7.375%		345,000	330,132
Total				46,042,493
Metals and Mining 0.2%
Allegheny Technologies, Inc.
10/01/2029	4.875%		129,000	113,952
10/01/2031	5.125%		625,000	548,382
Constellium SE(a)
06/15/2028	5.625%		848,000	784,135
04/15/2029	3.750%		1,110,000	903,816
Hudbay Minerals, Inc.(a)
04/01/2029	6.125%		776,000	707,243
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%		74,000	64,874
06/01/2031	4.500%		1,076,000	864,477
Novelis Corp.(a)
11/15/2026	3.250%		321,000	287,693
01/30/2030	4.750%		713,000	630,380
08/15/2031	3.875%		387,000	316,673
Total				5,221,625
Midstream 1.1%
Cheniere Energy Partners LP
01/31/2032	3.250%		210,000	167,267
CNX Midstream Partners LP(a)
04/15/2030	4.750%		602,000	496,934

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	164,000	158,665
DT Midstream, Inc.(a)
06/15/2031	4.375%	377,000	315,307
Enterprise Products Operating LLC
01/31/2060	3.950%	3,571,000	2,596,763
EQM Midstream Partners LP(a)
07/01/2025	6.000%	195,000	189,429
07/01/2027	6.500%	492,000	470,375
01/15/2029	4.500%	679,000	574,443
01/15/2031	4.750%	1,269,000	1,045,697
EQM Midstream Partners LP
07/15/2048	6.500%	411,000	308,256
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	2,775,000	2,145,255
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	225,000	222,045
02/01/2028	5.000%	695,000	636,897
Kinder Morgan, Inc.
02/15/2046	5.050%	5,320,000	4,534,659
08/01/2052	5.450%	4,315,000	3,897,044
NuStar Logistics LP
10/01/2025	5.750%	462,000	446,300
06/01/2026	6.000%	344,000	332,246
04/28/2027	5.625%	190,000	178,609
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	18,015,000	13,634,132
Targa Resources Partners LP/Finance Corp.
01/15/2028	5.000%	351,000	335,248
03/01/2030	5.500%	574,000	540,919
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	707,000	614,930
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	908,000	794,976
08/15/2031	4.125%	990,000	843,984
11/01/2033	3.875%	577,000	471,069
Williams Companies, Inc. (The)
09/15/2045	5.100%	3,178,000	2,779,744
Total			38,731,193
Natural Gas 0.3%
NiSource, Inc.
05/15/2047	4.375%	10,560,000	8,883,054
Oil Field Services 0.0%
Nabors Industries, Inc.(a)
05/15/2027	7.375%	186,000	182,250
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Transocean Sentry Ltd.(a)
05/15/2023	5.375%		875,207	868,255
Total				1,050,505
Other REIT 0.3%
Digital Dutch Finco BV(a)
03/15/2030	1.500%	EUR	3,014,000	2,516,976
Digital Intrepid Holding BV(a)
07/18/2032	1.375%	EUR	5,231,000	3,975,360
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%		1,295,000	1,219,808
02/01/2027	4.250%		407,000	342,714
06/15/2029	4.750%		853,000	688,720
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%		269,000	232,880
RLJ Lodging Trust LP(a)
07/01/2026	3.750%		354,000	315,082
Service Properties Trust
03/15/2024	4.650%		262,000	251,496
Total				9,543,036
Packaging 0.1%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%		418,000	409,543
09/01/2029	4.000%		1,197,000	949,490
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%		364,000	315,543
BWAY Holding Co.(a)
04/15/2024	5.500%		187,000	181,943
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%		261,000	228,363
Canpack SA/US LLC(a)
11/15/2029	3.875%		837,000	662,722
Trivium Packaging Finance BV(a)
08/15/2026	5.500%		830,000	775,840
08/15/2027	8.500%		373,000	342,972
Total				3,866,416
Pharmaceuticals 0.5%
1375209 BC Ltd.(a)
01/30/2028	9.000%		207,000	201,656
AbbVie, Inc.
06/15/2044	4.850%		7,435,000	6,809,489
Amgen, Inc.
03/01/2053	4.875%		6,388,000	5,688,438
02/22/2062	4.400%		3,887,000	3,118,223

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	415,000	285,493
06/01/2028	4.875%	243,000	155,464
09/30/2028	11.000%	369,000	289,371
10/15/2030	14.000%	72,000	42,771
Endo Dac/Finance LLC/Finco, Inc.(a),(j)
06/30/2028	0.000%	381,000	21,718
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	394,000	340,890
Organon Finance 1 LLC(a)
04/30/2028	4.125%	857,000	758,804
04/30/2031	5.125%	951,000	823,780
Total			18,536,097
Property & Casualty 0.4%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	346,000	311,663
10/15/2027	6.750%	983,000	885,723
11/01/2029	5.875%	641,000	527,791
AssuredPartners, Inc.(a)
08/15/2025	7.000%	446,000	433,598
01/15/2029	5.625%	410,000	340,616
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	11,012,000	8,887,676
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	994,000	854,467
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	167,000	160,102
HUB International Ltd.(a)
12/01/2029	5.625%	662,000	580,549
Ryan Specialty Group LLC(a)
02/01/2030	4.375%	78,000	68,177
Total			13,050,362
Restaurants 0.0%
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%	566,000	456,897
IRB Holding Corp.(a)
06/15/2025	7.000%	554,000	552,495
Yum! Brands, Inc.
04/01/2032	5.375%	457,000	423,400
Total			1,432,792
Retailers 0.6%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	151,000	127,401
L Brands, Inc.(a)
10/01/2030	6.625%	361,000	338,592
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc.
11/01/2035	6.875%	237,000	210,685
Lithia Motors, Inc.(a)
01/15/2031	4.375%	205,000	168,229
Lowe’s Companies, Inc.
04/01/2062	4.450%	5,199,000	4,070,797
09/15/2062	5.800%	13,799,000	13,305,715
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	659,000	597,170
02/15/2029	7.750%	515,000	480,442
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	219,000	165,828
Total			19,464,859
Technology 0.9%
Broadcom, Inc.(a)
04/15/2034	3.469%	5,592,000	4,433,615
11/15/2036	3.187%	7,592,000	5,479,445
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	364,000	315,774
07/01/2029	4.875%	732,000	622,406
CommScope Technologies LLC(a)
06/15/2025	6.000%	181,000	164,721
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	493,000	398,139
Entegris Escrow Corp.(a)
04/15/2029	4.750%	140,000	128,049
06/15/2030	5.950%	503,000	464,042
Gartner, Inc.(a)
07/01/2028	4.500%	252,000	235,156
10/01/2030	3.750%	402,000	348,560
HealthEquity, Inc.(a)
10/01/2029	4.500%	774,000	687,644
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	754,000	573,894
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	434,000	362,270
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	894,000	482,537
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	889,000	658,597
NCR Corp.(a)
10/01/2028	5.000%	111,000	95,243
04/15/2029	5.125%	783,000	654,819
10/01/2030	5.250%	22,000	18,136
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	269,000	253,463

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	2,090,000	1,803,581
01/15/2033	5.000%	4,258,000	4,017,719
02/15/2042	3.125%	3,869,000	2,607,543
Picard Midco, Inc.(a)
03/31/2029	6.500%	486,000	411,519
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	132,000	132,316
09/01/2025	7.375%	183,000	175,408
12/15/2027	11.250%	61,000	62,783
Sensata Technologies BV(a)
09/01/2030	5.875%	314,000	297,429
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	344,000	345,107
Tencent Holdings Ltd.(a)
06/03/2050	3.240%	4,250,000	2,695,640
Verscend Escrow Corp.(a)
08/15/2026	9.750%	874,000	856,136
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	371,000	312,635
Total			30,094,326
Wireless 0.8%
Altice France Holding SA(a)
02/15/2028	6.000%	715,000	422,162
Altice France SA(a)
02/01/2027	8.125%	160,000	146,061
01/15/2028	5.500%	771,000	605,338
07/15/2029	5.125%	484,000	362,001
10/15/2029	5.500%	261,000	199,831
American Tower Corp.
08/15/2029	3.800%	10,707,000	9,736,646
06/15/2030	2.100%	2,980,000	2,362,432
T-Mobile US, Inc.
04/15/2031	3.500%	12,089,000	10,469,864
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	866,000	701,505
07/15/2031	4.750%	1,119,000	911,219
Total			25,917,059
Wirelines 0.5%
AT&T, Inc.
03/01/2029	4.350%	10,058,000	9,572,025
12/01/2057	3.800%	9,111,000	6,314,725
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	801,000	593,632
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	277,000	282,820
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Iliad Holding SAS(a)
10/15/2026	6.500%	859,000	797,819
10/15/2028	7.000%	840,000	761,860
Total			18,322,881
Total Corporate Bonds & Notes (Cost $842,216,695)			714,046,079

Foreign Government Obligations(k) 2.5%

Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	346,000	310,826
05/15/2029	4.250%	647,000	528,458
Total			839,284
Colombia 0.6%
Colombia Government International Bond
04/22/2032	3.250%	4,160,000	3,024,297
02/26/2044	5.625%	2,500,000	1,839,111
05/15/2049	5.200%	9,733,000	6,655,746
Ecopetrol SA
04/29/2030	6.875%	8,700,000	7,897,929
Total			19,417,083
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	1,630,000	1,596,382
Egypt 0.1%
Egypt Government International Bond(a)
02/16/2031	5.875%	909,000	631,914
01/31/2047	8.500%	2,105,000	1,399,724
Total			2,031,638
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%	4,650,000	4,042,357
Indonesia 0.1%
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%	708,000	693,726
05/15/2030	5.450%	3,550,000	3,381,397
Total			4,075,123
Ivory Coast 0.0%
Ivory Coast Government International Bond(a)
06/15/2033	6.125%	782,000	696,163

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.7%
Petroleos Mexicanos
09/21/2047	6.750%	20,422,000	13,070,794
01/23/2050	7.690%	10,000,000	6,928,763
01/28/2060	6.950%	5,920,000	3,747,168
Total			23,746,725
Paraguay 0.0%
Paraguay Government International Bond(a)
08/11/2044	6.100%	688,000	661,084
Qatar 0.3%
Qatar Government International Bond(a)
03/14/2049	4.817%	5,000,000	4,858,710
Qatar Petroleum(a)
07/12/2031	2.250%	5,445,000	4,514,152
Total			9,372,862
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	2,740,000	2,011,767
Saudi Arabia 0.1%
Saudi Government International Bond(a)
04/17/2049	5.000%	5,250,000	4,939,215
South Africa 0.2%
Republic of South Africa Government International Bond
09/30/2029	4.850%	5,000,000	4,452,905
09/30/2049	5.750%	880,000	646,069
Total			5,098,974
Ukraine 0.0%
Ukraine Government International Bond(a)
09/25/2034	7.375%	1,800,000	335,440
United Arab Emirates 0.2%
DP World Ltd.(a)
09/25/2048	5.625%	2,982,000	2,799,091
DP World PLC(a)
07/02/2037	6.850%	3,290,000	3,494,867
Total			6,293,958
Total Foreign Government Obligations (Cost $114,114,762)			85,158,055

Municipal Bonds 0.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.2%
City of New York
Unlimited General Obligation Bonds
Series 2021A-1
08/01/2047	5.000%	6,045,000	6,397,100
Municipal Power 0.1%
Los Angeles Department of Water & Power
Refunding Revenue Bonds
Series 2021B
07/01/2051	5.000%	3,105,000	3,320,530
Special Non Property Tax 0.2%
New York State Urban Development Corp.
Refunding Revenue Bonds
State Personal Income Tax
Series 2020
03/15/2050	5.000%	5,250,000	5,544,368
Total Municipal Bonds (Cost $15,545,069)			15,261,998

Residential Mortgage-Backed Securities - Agency 37.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(l)
08/01/2045	3.500%	13,681,084	12,758,536
10/01/2045	4.000%	2,951,751	2,806,799
Federal Home Loan Mortgage Corp.
10/01/2045- 07/01/2052	4.000%	31,109,139	29,397,001
12/01/2051- 03/01/2052	2.500%	43,853,462	37,359,777
02/01/2052- 05/01/2052	3.000%	51,881,684	45,716,360
Federal Home Loan Mortgage Corp.(b),(f)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	1.582%	336,560	25,977
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	1.732%	978,886	98,988
CMO Series 4831 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/15/2048	1.882%	8,305,254	1,024,460

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	1.661%	24,692,159	2,614,517
CMO Series 4979 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 06/25/2048	1.661%	10,899,267	1,329,215
CMO STRIPS Series 2012-278 Class S1
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/15/2042	1.732%	1,958,380	187,863
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	1.652%	1,031,620	97,307
Federal Home Loan Mortgage Corp.(f)
CMO Series 4176 Class BI
03/15/2043	3.500%	954,322	134,359
Federal Home Loan Mortgage Corp.(e),(f)
CMO Series 4620 Class AS
11/15/2042	0.000%	1,114,046	50,638
Federal National Mortgage Association
02/01/2027- 05/01/2052	3.000%	149,007,065	132,149,057
08/01/2040	4.500%	1,377,236	1,346,279
08/01/2043- 05/01/2052	3.500%	106,430,481	97,267,767
05/01/2048- 08/01/2052	4.000%	125,147,859	118,745,349
CMO Series 2017-72 Class B
09/25/2047	3.000%	12,026,326	10,852,785
Federal National Mortgage Association(l)
05/01/2044- 02/01/2048	4.000%	14,542,485	13,950,786
06/01/2044	4.500%	4,572,180	4,532,544
10/01/2051	2.500%	40,515,683	34,360,034
05/01/2052	3.500%	40,688,173	37,501,283
Federal National Mortgage Association(f)
CMO Series 2012-131 Class MI
01/25/2040	3.500%	811,278	35,430
CMO Series 2020-76 Class EI
11/25/2050	2.500%	27,367,415	4,261,189
CMO Series 2021-3 Class TI
02/25/2051	2.500%	57,690,485	9,418,520
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b),(f)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	1.511%	1,849,413	182,151
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	1.761%	2,495,253	282,037
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	1.611%	1,375,598	131,793
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	1.611%	8,837,092	942,080
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	1.611%	21,417,961	2,287,530
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	1.761%	10,240,642	1,252,520
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	1.711%	8,992,762	1,032,566
CMO Series 2017-54 Class NS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	1.761%	7,938,629	1,034,168
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	1.761%	15,793,289	2,126,688
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	1.811%	10,618,486	1,189,878

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-67 MS Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	1.811%	8,157,713	949,426
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	1.761%	15,182,306	1,678,571
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	1.661%	32,937,359	3,506,676
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	1.661%	24,424,503	2,712,641
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	1.661%	18,393,564	2,558,416
Freddie Mac REMICS(f)
CMO Series 5152 Class XI
11/25/2050	2.500%	60,661,761	8,326,997
Government National Mortgage Association(l)
04/20/2048	4.500%	8,370,190	8,237,607
Government National Mortgage Association(f)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	3,363,874	425,366
CMO Series 2020-175 Class KI
11/20/2050	2.500%	59,271,414	8,310,006
CMO Series 2020-191 Class UG
12/20/2050	3.500%	35,498,015	5,903,118
CMO Series 2021-119 Class QI
07/20/2051	3.000%	33,338,727	4,931,418
CMO Series 2021-16 Class KI
01/20/2051	2.500%	40,694,585	5,844,015
CMO Series 2021-179 Class IB
09/20/2051	3.000%	40,888,709	5,955,608
Government National Mortgage Association(b),(f)
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	1.847%	10,874,749	1,074,474
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	1.847%	13,699,490	1,523,946
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	1.847%	5,570,276	531,322
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	1.797%	8,076,246	782,928
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	1.847%	7,840,320	824,541
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	1.847%	9,698,642	1,006,196
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	1.897%	12,742,736	1,065,560
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	1.847%	9,849,795	1,009,212
CMO Series 2018-139 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	1.797%	6,944,596	676,138
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	1.847%	19,370,195	2,137,003
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	1.797%	16,476,270	1,658,175

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	1.847%	10,196,803	898,207
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	1.847%	10,223,494	1,014,640
CMO Series 2018-97 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	1.847%	10,085,541	789,835
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	1.647%	16,133,774	1,614,662
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	1.797%	11,550,163	1,184,819
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	1.797%	12,381,453	1,261,055
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	1.697%	12,080,374	1,216,500
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	1.797%	10,983,360	1,064,219
CMO Series 2019-90 Class SD
-1.0 x 1-month USD LIBOR + 6.150% 07/20/2049	1.797%	16,121,088	1,726,876
CMO Series 2020-188 Class SA
1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	1.947%	19,547,606	2,569,316
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	1.697%	8,056,886	871,165
CMO Series 2020-62 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	1.797%	12,182,064	1,222,541
CMO Series 2022-18 Class SL
-1.0 x 30-day Average SOFR + 6.300% Cap 6.300% 01/20/2052	2.474%	32,071,858	4,289,726
CMO Series 2022-63 Class GS
-1.0 x 30-day Average SOFR + 5.500% Cap 5.500% 04/20/2052	1.674%	28,844,970	3,184,115
Government National Mortgage Association TBA(m)
01/23/2053	4.000%	57,000,000	53,927,554
01/23/2053	4.500%	24,000,000	23,277,901
01/23/2053	5.000%	102,000,000	101,054,380
Uniform Mortgage-Backed Security TBA(m)
01/17/2038	3.000%	66,000,000	61,811,877
01/17/2038	3.500%	8,000,000	7,652,689
01/12/2053	4.500%	163,260,000	157,097,962
01/12/2053	5.000%	142,500,000	140,394,051
Total Residential Mortgage-Backed Securities - Agency (Cost $1,330,253,629)			1,248,237,681

Residential Mortgage-Backed Securities - Non-Agency 21.2%

510 Asset Backed Trust(a),(e)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	12,490,024	11,570,379
AlphaFlow Transitional Mortgage Trust(a)
CMO Series 2021-WL1 Class A1
01/25/2026	3.280%	4,335,401	4,120,345
Angel Oak Mortgage Trust(a),(e)
CMO Series 2020-R1 Class M1
04/25/2053	2.621%	3,918,000	3,219,015
Angel Oak Mortgage Trust I LLC(a),(e)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	10,544,000	10,179,974
Arroyo Mortgage Trust(a),(e)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	2,273,050	2,024,313

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	7.739%	1,179,985	1,180,076
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	6.389%	8,618,425	8,557,633
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	5.989%	3,778,224	3,773,370
CMO Series 2020-3A Class M1C
1-month USD LIBOR + 3.700% Floor 3.700% 10/25/2030	8.089%	12,732,328	12,798,769
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.200% Floor 2.200% 03/25/2031	5.747%	15,350,000	15,146,757
CMO Series 2021-2A Class M1B
30-day Average SOFR + 1.500% Floor 1.500% 06/25/2031	5.021%	7,000,000	6,673,115
Bunker Hill Loan Depositary Trust(a),(e)
CMO Series 2019-3 Class A3
11/25/2059	3.135%	3,186,616	3,002,773
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-3F Class M1
30-day Average SOFR + 1.750% Floor 1.750% 07/12/2033	3.608%	13,602,775	13,602,775
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	23,700,000	23,700,000
CHNGE Mortgage Trust(a),(e)
CMO Series 2022-2 Class A1
03/25/2067	3.757%	14,890,833	14,000,603
CMO Series 2022-5 Class A1
01/25/2058	6.000%	12,700,000	12,361,268
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.076% 09/25/2058	5.445%	865,903	845,642
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B3
01/25/2053	4.250%	2,232,146	2,100,107
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	3,093,413	2,973,156
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(a),(e)
CMO Series 2020-2 Class A2
03/25/2065	3.094%	3,906,000	3,650,087
CMO Series 2021-3 Class A1
09/27/2066	0.956%	11,499,300	8,867,294
CMO Series 2021-3 Class A2
09/27/2066	1.162%	4,758,331	3,614,489
CMO Series 2021-5 Class A3
11/26/2066	2.807%	8,381,000	5,304,688
CSMC Trust(a),(e)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.447%	7,142,262	7,052,601
Deephaven Residential Mortgage Trust(a),(e)
CMO Series 2021-4 Class A3
11/25/2066	2.239%	6,660,543	5,527,186
Ellington Financial Mortgage Trust(a),(e)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	5,761,000	4,742,084
Figure Line of Credit Trust(a),(e)
CMO Series 2020-1 Class A
09/25/2049	4.040%	2,221,272	2,117,650
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	5.578%	5,839,875	5,749,558
CMO Series 2022-DNA1 Class M1B
30-day Average SOFR + 1.850% 01/25/2042	5.778%	8,250,000	7,829,121
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	10.139%	3,559,605	3,665,751
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	6.078%	9,915,712	9,915,664
GCAT LLC(a),(e)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	8,589,096	8,293,017
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	10,127,076	9,496,274
GCAT Trust(a),(e)
CMO Series 2019-NQM3 Class A3
11/25/2059	3.043%	4,111,820	3,740,331
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	5,923,851	5,336,862
CMO Series 2021-NQM6 Class A2
08/25/2066	2.710%	5,000,000	3,547,369
CMO Series 2021-NQM6 Class A3
08/25/2066	2.810%	8,003,000	5,162,093

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Re Ltd.(a),(b)
CMO Series 2021-2 Class M1B
30-day Average SOFR + 1.600% 01/25/2034	5.528%	15,662,000	15,278,218
Subordinated CMO Series 2022-1 Class M1A
30-day Average SOFR + 2.850% 10/25/2034	6.371%	9,750,000	9,711,560
Homeward Opportunities Fund Trust(a),(h)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	7,106,842	7,089,286
Imperial Fund Mortgage Trust(a),(e)
CMO Series 2021-NQM4 Class A2
01/25/2057	2.296%	4,591,006	3,680,044
Legacy Mortgage Asset Trust(a),(e)
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	16,814,333	15,093,144
Loan Revolving Advance Investment Trust(a),(b),(d)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	7.042%	2,514,928	2,514,928
MFA Trust(a),(e)
CMO Series 2020-NQM2 Class M1
04/25/2065	3.034%	10,000,000	7,670,474
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2021-GNT1 Class A
11/25/2026	3.474%	12,195,278	10,736,506
Series 2020-PLS1 Class A
12/25/2025	3.844%	5,931,072	5,405,200
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	5.939%	1,962,255	1,957,913
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	6.339%	11,518,724	11,336,157
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	5.978%	4,100,000	4,014,375
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	6.805%	5,359,922	5,086,599
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	7.239%	54,900,000	53,655,939
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	6.694%	73,650,000	72,288,705
Point Securitization Trust(a),(e)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	14,818,389	14,172,778
Preston Ridge Partners Mortgage Trust(a),(e)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	24,137,408	21,925,960
CMO Series 2021-3 Class A1
04/25/2026	1.867%	11,860,128	10,713,412
CMO Series 2021-7 Class A1
08/25/2026	1.867%	9,560,572	8,589,246
CMO Series 2021-8 Class A1
09/25/2026	1.743%	10,595,645	9,424,413
Pretium Mortgage Credit Partners(a),(e)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	8,155,296	7,282,655
Pretium Mortgage Credit Partners LLC(a),(e)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	7,067,680	6,378,249
PRPM LLC(a),(e)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	6,747,759	5,939,794
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	6.139%	1,077,370	1,076,212
Residential Mortgage Loan Trust(a),(e)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	485,784	469,770
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	948,708	931,813
SG Residential Mortgage Trust(a),(e)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	7,700,000	6,793,268
Stanwich Mortgage Loan Co. LLC(a),(e)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	9,974,322	8,681,667
Starwood Mortgage Residential Trust(a)
CMO Series 2020-INV1 Class M1
11/25/2055	2.501%	2,900,000	2,218,916

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Mortgage Residential Trust(a),(e)
CMO Series 2021-3 Class A1
06/25/2056	1.127%	3,358,653	2,659,720
CMO Series 2022-2 Class A1
02/25/2067	3.128%	3,926,032	3,604,147
Stonnington Mortgage Trust(a),(d),(e)
CMO Series 2020-1 Class A
07/28/2024	3.500%	4,775,278	4,775,278
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	11,000,000	10,531,486
Towd Point Mortgage Trust(a),(e)
CMO Series 2019-4 Class M1B
10/25/2059	3.000%	24,114,000	18,470,193
Triangle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
1-month USD LIBOR + 3.400% Floor 3.400% 08/25/2033	7.789%	1,882,956	1,880,680
CMO Series 2021-2 Class M1B
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2033	6.989%	15,000,000	14,836,548
VCAT Asset Securitization LLC(a),(e)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	13,900,657	12,101,443
VCAT LLC(a),(e)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	18,373,449	16,187,915
Vericrest Opportunity Loan Transferee XCIX LLC(a),(e)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	11,053,447	9,763,694
Verus Securitization Trust(a),(e)
CMO Series 2019-4 Class A3
11/25/2059	3.000%	1,803,114	1,697,945
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	3,959,669	3,712,272
CMO Series 2020-1 Class A3
01/25/2060	2.724%	9,893,056	9,097,703
CMO Series 2021-5 Class A2
09/25/2066	1.218%	3,183,388	2,498,114
CMO Series 2021-5 Class A3
09/25/2066	1.373%	6,025,698	4,633,268
CMO Series 2021-5 Class M1
09/25/2066	2.331%	3,800,000	2,052,108
CMO Series 2021-7 Class A3
10/25/2066	2.240%	9,355,793	7,384,104
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(e)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	2,589,872	2,388,546
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $769,928,526)			713,834,554

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace Holdings LLC(b),(n)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	8.500%	851,400	833,844
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	8.134%	467,458	387,406
Consumer Products 0.1%
SWF Holdings I Corp.(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	8.753%	1,661,650	1,353,414
Media and Entertainment 0.0%
Cengage Learning, Inc.(b),(n)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	7.814%	1,389,311	1,246,476
Technology 0.1%
Ascend Learning LLC(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	7.884%	790,020	745,581
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	10.134%	475,000	405,531
DCert Buyer, Inc.(b),(n)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	11.696%	790,000	718,110

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	27

Portfolio of Investments  (continued)
December 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Epicore Software Corp.(b),(n)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	12.134%	235,000	231,123
UKG, Inc.(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	6.998%	473,883	450,189
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	8.998%	923,000	845,007
Total			3,395,541
Total Senior Loans (Cost $8,014,764)			7,216,681

U.S. Treasury Obligations 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2025	2.000%	30,000,000	28,321,875
08/15/2045	2.875%	7,608,500	6,141,486
Total U.S. Treasury Obligations (Cost $35,666,411)			34,463,361
Options Purchased Calls 0.4%
Value ($)
(Cost $33,463,175)	13,429,147

Money Market Funds 8.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(o),(p)	285,041,710	284,956,198
Total Money Market Funds (Cost $284,929,029)		284,956,198
Total Investments in Securities (Cost: $4,267,228,966)		3,884,824,653
Other Assets & Liabilities, Net		(512,952,638)
Net Assets		3,371,872,015

At December 31, 2022, securities and/or cash totaling $68,994,911 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
19,942,000 EUR	21,288,284 USD	UBS	01/18/2023	—	(80,406)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	2,586	03/2023	USD	290,399,719	—	(804,489)
U.S. Treasury 5-Year Note	1,353	03/2023	USD	146,028,868	18,367	—
U.S. Treasury 5-Year Note	1,400	03/2023	USD	151,101,563	—	(921,270)
U.S. Treasury Ultra 10-Year Note	146	03/2023	USD	17,269,063	—	(26,446)
U.S. Treasury Ultra Bond	1,548	03/2023	USD	207,915,750	—	(4,821,000)
Total					18,367	(6,573,205)

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	(422)	03/2023	EUR	(48,846,500)	1,613,251	—
Euro-Bund	(689)	03/2023	EUR	(91,588,770)	6,088,631	—
Japanese 10-Year Government Bond	(103)	03/2023	JPY	(14,982,380,000)	1,880,977	—
U.S. Treasury 2-Year Note	(875)	03/2023	USD	(179,443,360)	—	(234,216)
Total					9,582,859	(234,216)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	93,240,000	93,240,000	2.25	04/27/2023	2,237,760	134,005
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	190,320,000	190,320,000	2.50	05/12/2023	5,690,568	673,523
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	131,500,000	131,500,000	2.25	05/26/2023	2,695,750	317,402
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	199,800,000	199,800,000	2.75	06/26/2023	6,488,505	1,823,994
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	75,880,000	75,880,000	2.75	07/11/2023	2,655,800	762,586
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	20,000,000	20,000,000	3.50	10/27/2023	760,000	849,060
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	154,560,000	154,560,000	3.30	11/14/2023	4,945,920	5,406,416
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	190,320,000	190,320,000	2.50	05/12/2023	5,871,372	673,523
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	55,000,000	55,000,000	3.65	11/10/2023	2,117,500	2,788,638
Total							33,463,175	13,429,147

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(138,500,000)	(138,500,000)	3.90	01/27/2023	(2,596,875)	(350,460)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	3,700,000	560,781	(1,850)	568,702	—	—	(9,771)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	17,000,000	2,940,470	(8,500)	692,118	—	2,239,852	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	3,700,000	560,781	(1,850)	125,732	—	433,199	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	4,000,000	691,875	(2,000)	232,957	—	456,918	—
Total							4,753,907	(14,200)	1,619,509	—	3,129,969	(9,771)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	29

Portfolio of Investments  (continued)
December 31, 2022
Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 39	Morgan Stanley	12/20/2027	5.000	Quarterly	USD	230,599,000	(12,036,675)	—	—	—	(12,036,675)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	8.792	USD	9,000,000	(1,556,720)	4,500	—	(1,963,632)	411,412	—
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	8.792	USD	4,000,000	(691,875)	2,000	—	(450,799)	—	(239,076)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	8.792	USD	10,000,000	(1,729,688)	5,000	—	(2,160,662)	435,974	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	8.792	USD	10,000,000	(1,729,688)	5,000	—	(1,673,721)	—	(50,967)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	8.792	USD	9,500,000	(1,643,204)	4,750	—	(1,531,108)	—	(107,346)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	8.792	USD	11,250,000	(1,945,898)	5,625	—	(1,754,596)	—	(185,677)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.792	USD	10,000,000	(1,729,688)	5,000	—	(1,955,464)	230,776	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.792	USD	7,000,000	(1,210,782)	3,500	—	(1,328,353)	121,071	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.792	USD	14,250,000	(2,464,805)	7,125	—	(2,296,661)	—	(161,019)
Total								(14,702,348)	42,500	—	(15,114,996)	1,199,233	(744,085)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $1,705,087,481, which represents 50.57% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $709,969, which represents 0.02% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2022.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments  (continued)
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(i)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(j)	Represents a security in default.
(k)	Principal and interest may not be guaranteed by a governmental entity.
(l)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(m)	Represents a security purchased on a when-issued basis.
(n)	The stated interest rate represents the weighted average interest rate at December 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(o)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(p)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	191,934,307	1,591,056,663	(1,498,066,063)	31,291	284,956,198	(25,092)	3,602,880	285,041,710
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	31

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	122,883	—	122,883
Asset-Backed Securities — Non-Agency	—	483,629,969	709,969	484,339,938
Commercial Mortgage-Backed Securities - Agency	—	54,686,487	—	54,686,487
Commercial Mortgage-Backed Securities - Non-Agency	—	228,619,884	—	228,619,884
Convertible Bonds	—	451,707	—	451,707
Corporate Bonds & Notes	—	714,046,079	—	714,046,079
Foreign Government Obligations	—	85,158,055	—	85,158,055
Municipal Bonds	—	15,261,998	—	15,261,998
Residential Mortgage-Backed Securities - Agency	—	1,248,237,681	—	1,248,237,681
Residential Mortgage-Backed Securities - Non-Agency	—	669,241,573	44,592,981	713,834,554
Senior Loans	—	7,216,681	—	7,216,681
U.S. Treasury Obligations	—	34,463,361	—	34,463,361
Options Purchased Calls	—	13,429,147	—	13,429,147
Money Market Funds	284,956,198	—	—	284,956,198
Total Investments in Securities	284,956,198	3,554,565,505	45,302,950	3,884,824,653
Investments in Derivatives
Asset
Futures Contracts	9,601,226	—	—	9,601,226
Swap Contracts	—	4,329,202	—	4,329,202
Liability
Forward Foreign Currency Exchange Contracts	—	(80,406)	—	(80,406)
Futures Contracts	(6,807,421)	—	—	(6,807,421)
Options Contracts Written	—	(350,460)	—	(350,460)
Swap Contracts	—	(12,790,531)	—	(12,790,531)
Total	287,750,003	3,545,673,310	45,302,950	3,878,726,263
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2022 ($)
Asset-Backed Securities — Non-Agency	70,733,084	(917,035)	1,872,278	(1,675,700)	—	(4,834,427)	—	(64,468,231)	709,969
Residential Mortgage-Backed Securities — Non-Agency	124,730,661	—	(32)	(9,781)	—	(80,127,867)	—	—	44,592,981
Total	195,463,745	(917,035)	1,872,246	(1,685,481)	—	(84,962,294)	—	(64,468,231)	45,302,950
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2022 was $(19,236), which is comprised of Asset-Backed Securities — Non-Agency of $(19,236).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	33

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,948,836,762)	$3,586,439,308
Affiliated issuers (cost $284,929,029)	284,956,198
Options purchased (cost $33,463,175)	13,429,147
Cash	1,234,147
Foreign currency (cost $267,426)	268,379
Cash collateral held at broker for:
Swap contracts	7,256,000
TBA	5,942,000
Margin deposits on:
Swap contracts	15,166,897
Unrealized appreciation on swap contracts	4,329,202
Upfront payments on swap contracts	1,619,509
Receivable for:
Capital shares sold	9,166
Dividends	932,152
Interest	21,799,143
Foreign tax reclaims	2,235
Variation margin for futures contracts	1,167,692
Variation margin for swap contracts	177,790
Prepaid expenses	31,274
Total assets	3,944,760,239
Liabilities
Option contracts written, at value (premiums received $2,596,875)	350,460
Unrealized depreciation on forward foreign currency exchange contracts	80,406
Unrealized depreciation on swap contracts	753,856
Upfront receipts on swap contracts	15,114,996
Payable for:
Investments purchased on a delayed delivery basis	553,707,440
Capital shares purchased	947,196
Variation margin for futures contracts	1,383,366
Management services fees	44,094
Distribution and/or service fees	1,838
Service fees	25,056
Compensation of board members	421,327
Compensation of chief compliance officer	658
Other expenses	57,531
Total liabilities	572,888,224
Net assets applicable to outstanding capital stock	$3,371,872,015
Represented by
Paid in capital	4,024,017,501
Total distributable earnings (loss)	(652,145,486)
Total - representing net assets applicable to outstanding capital stock	$3,371,872,015
Class 1
Net assets	$2,904,350,970
Shares outstanding	351,058,536
Net asset value per share	$8.27
Class 2
Net assets	$67,592,553
Shares outstanding	8,207,345
Net asset value per share	$8.24
Class 3
Net assets	$399,928,492
Shares outstanding	48,285,938
Net asset value per share	$8.28
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$3,602,880
Interest	139,187,721
Interfund lending	16,608
Total income	142,807,209
Expenses:
Management services fees	17,309,074
Distribution and/or service fees
Class 2	175,962
Class 3	561,633
Service fees	317,616
Compensation of board members	36,733
Custodian fees	65,628
Printing and postage fees	47,775
Audit fees	52,000
Legal fees	58,433
Interest on collateral	212,819
Compensation of chief compliance officer	506
Other	58,380
Total expenses	18,896,559
Net investment income	123,910,650
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(119,537,908)
Investments — affiliated issuers	(25,092)
Foreign currency translations	(34,028)
Forward foreign currency exchange contracts	(133,308)
Futures contracts	(253,190,625)
Options purchased	31,341,208
Options contracts written	(30,458,335)
Swap contracts	3,589,137
Net realized loss	(368,448,951)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(426,516,300)
Investments — affiliated issuers	31,291
Foreign currency translations	12,055
Forward foreign currency exchange contracts	(96,349)
Futures contracts	(1,336,585)
Options purchased	(12,704,017)
Options contracts written	(1,835,322)
Swap contracts	(20,099,048)
Net change in unrealized appreciation (depreciation)	(462,544,275)
Net realized and unrealized loss	(830,993,226)
Net decrease in net assets resulting from operations	$(707,082,576)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	35

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$123,910,650	$127,551,633
Net realized loss	(368,448,951)	(8,532,852)
Net change in unrealized appreciation (depreciation)	(462,544,275)	(131,660,820)
Net decrease in net assets resulting from operations	(707,082,576)	(12,642,039)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(103,080,929)	(410,469,394)
Class 2	(2,113,212)	(8,010,306)
Class 3	(13,958,149)	(59,202,042)
Total distributions to shareholders	(119,152,290)	(477,681,742)
Increase (decrease) in net assets from capital stock activity	(161,424,644)	68,873,765
Total decrease in net assets	(987,659,510)	(421,450,016)
Net assets at beginning of year	4,359,531,525	4,780,981,541
Net assets at end of year	$3,371,872,015	$4,359,531,525

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	4,941,741	44,305,182	14,701,589	166,294,346
Distributions reinvested	11,608,213	103,080,929	39,316,992	410,469,394
Redemptions	(27,845,537)	(270,077,148)	(48,043,731)	(530,446,805)
Net increase (decrease)	(11,295,583)	(122,691,037)	5,974,850	46,316,935
Class 2
Subscriptions	1,578,929	13,941,332	1,508,641	16,465,741
Distributions reinvested	238,781	2,113,212	770,222	8,010,306
Redemptions	(1,494,457)	(13,462,621)	(909,535)	(9,952,699)
Net increase	323,253	2,591,923	1,369,328	14,523,348
Class 3
Subscriptions	357,632	3,020,402	823,642	9,245,599
Distributions reinvested	1,568,331	13,958,149	5,665,267	59,202,042
Redemptions	(6,363,744)	(58,304,081)	(5,517,208)	(60,414,159)
Net increase (decrease)	(4,437,781)	(41,325,530)	971,701	8,033,482
Total net increase (decrease)	(15,410,111)	(161,424,644)	8,315,879	68,873,765
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$10.31	0.31	(2.05)	(1.74)	(0.29)	(0.01)	(0.30)
Year Ended 12/31/2021	$11.53	0.31	(0.32)	(0.01)	(0.38)	(0.83)	(1.21)
Year Ended 12/31/2020	$10.66	0.35	0.98	1.33	(0.33)	(0.13)	(0.46)
Year Ended 12/31/2019	$10.08	0.36	0.57	0.93	(0.35)	—	(0.35)
Year Ended 12/31/2018	$10.36	0.33	(0.29)	0.04	(0.25)	(0.07)	(0.32)
Class 2
Year Ended 12/31/2022	$10.26	0.28	(2.03)	(1.75)	(0.26)	(0.01)	(0.27)
Year Ended 12/31/2021	$11.48	0.28	(0.32)	(0.04)	(0.35)	(0.83)	(1.18)
Year Ended 12/31/2020	$10.62	0.32	0.97	1.29	(0.30)	(0.13)	(0.43)
Year Ended 12/31/2019	$10.04	0.33	0.57	0.90	(0.32)	—	(0.32)
Year Ended 12/31/2018	$10.32	0.30	(0.29)	0.01	(0.22)	(0.07)	(0.29)
Class 3
Year Ended 12/31/2022	$10.32	0.30	(2.05)	(1.75)	(0.28)	(0.01)	(0.29)
Year Ended 12/31/2021	$11.54	0.30	(0.33)	(0.03)	(0.36)	(0.83)	(1.19)
Year Ended 12/31/2020	$10.67	0.34	0.97	1.31	(0.31)	(0.13)	(0.44)
Year Ended 12/31/2019	$10.09	0.35	0.56	0.91	(0.33)	—	(0.33)
Year Ended 12/31/2018	$10.37	0.31	(0.29)	0.02	(0.23)	(0.07)	(0.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Class 1	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class 2	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class 3	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$8.27	(17.06%)	0.50%(c)	0.50%(c)	3.41%	165%	$2,904,351
Year Ended 12/31/2021	$10.31	(0.24%)	0.49%(c)	0.49%(c)	2.81%	204%	$3,734,781
Year Ended 12/31/2020	$11.53	12.58%	0.49%(c)	0.49%(c)	3.16%	312%	$4,108,990
Year Ended 12/31/2019	$10.66	9.25%	0.49%(c)	0.49%(c)	3.46%	256%	$4,074,589
Year Ended 12/31/2018	$10.08	0.40%	0.49%(c)	0.49%(c)	3.21%	222%	$3,919,654
Class 2
Year Ended 12/31/2022	$8.24	(17.20%)	0.75%(c)	0.75%(c)	3.17%	165%	$67,593
Year Ended 12/31/2021	$10.26	(0.49%)	0.74%(c)	0.74%(c)	2.56%	204%	$80,859
Year Ended 12/31/2020	$11.48	12.28%	0.74%(c)	0.74%(c)	2.93%	312%	$74,775
Year Ended 12/31/2019	$10.62	9.03%	0.74%(c)	0.74%(c)	3.19%	256%	$53,012
Year Ended 12/31/2018	$10.04	0.14%	0.74%(c)	0.74%(c)	2.96%	222%	$37,454
Class 3
Year Ended 12/31/2022	$8.28	(17.17%)	0.62%(c)	0.62%(c)	3.28%	165%	$399,928
Year Ended 12/31/2021	$10.32	(0.35%)	0.61%(c)	0.61%(c)	2.69%	204%	$543,892
Year Ended 12/31/2020	$11.54	12.45%	0.61%(c)	0.61%(c)	3.04%	312%	$597,217
Year Ended 12/31/2019	$10.67	9.12%	0.61%(c)	0.61%(c)	3.33%	256%	$532,441
Year Ended 12/31/2018	$10.09	0.27%	0.61%(c)	0.61%(c)	3.07%	222%	$518,931
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	39

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Columbia Variable Portfolio – Intermediate Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
40	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
December 31, 2022
is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
42	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
December 31, 2022
is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM, or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
44	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
December 31, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	4,329,202*
Credit risk	Upfront payments on swap contracts	1,619,509
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	9,601,226*
Interest rate risk	Investments, at value — Options purchased	13,429,147
Total		28,979,084

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	12,790,531*
Credit risk	Upfront receipts on swap contracts	15,114,996
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	80,406
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	6,807,421*
Interest rate risk	Options contracts written, at value	350,460
Total		35,143,814

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	3,589,137	3,589,137
Foreign exchange risk	(133,308)	—	—	—	—	(133,308)
Interest rate risk	—	(253,190,625)	(30,458,335)	31,341,208	—	(252,307,752)
Total	(133,308)	(253,190,625)	(30,458,335)	31,341,208	3,589,137	(248,851,923)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(20,099,048)	(20,099,048)
Foreign exchange risk	(96,349)	—	—	—	—	(96,349)
Interest rate risk	—	(1,336,585)	(1,835,322)	(12,704,017)	—	(15,875,924)
Total	(96,349)	(1,336,585)	(1,835,322)	(12,704,017)	(20,099,048)	(36,071,321)
46	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,236,140,721
Futures contracts — short	685,093,959
Credit default swap contracts — buy protection	268,838,753
Credit default swap contracts — sell protection	130,162,500

Derivative instrument	Average value ($)*
Options contracts — purchased	20,926,331
Options contracts — written	(15,703,903)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	121,438	(28,637)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	47

Notes to Financial Statements  (continued)
December 31, 2022
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
48	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	177,790	-	177,790
Options purchased calls	9,966,986	-	-	-	3,462,161	-	-	13,429,147
OTC credit default swap contracts (c)	-	411,412	568,702	3,926,875	1,041,722	-	-	5,948,711
Total assets	9,966,986	411,412	568,702	3,926,875	4,503,883	177,790	-	19,555,648
Liabilities
Forward foreign currency exchange contracts	-	-	-	-	-	-	80,406	80,406
Options contracts written	-	-	-	-	350,460	-	-	350,460
OTC credit default swap contracts (c)	-	1,963,632	699,646	7,464,077	5,741,497	-	-	15,868,852
Total liabilities	-	1,963,632	699,646	7,464,077	6,091,957	-	80,406	16,299,718
Total financial and derivative net assets	9,966,986	(1,552,220)	(130,944)	(3,537,202)	(1,588,074)	177,790	(80,406)	3,255,930
Total collateral received (pledged) (d)	9,214,000	(1,552,220)	(130,944)	(3,537,202)	(1,588,074)	-	-	2,405,560
Net amount (e)	752,986	-	-	-	-	177,790	(80,406)	850,370

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	49

Notes to Financial Statements  (continued)
December 31, 2022
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
50	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	51

Notes to Financial Statements  (continued)
December 31, 2022
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2022 through April 30, 2023	Voluntary expense cap May 1, 2022 through June 30, 2022	Contractual expense cap prior to May 1, 2022
Class 1	0.55%	0.55%	0.55%
Class 2	0.80	0.80	0.80
Class 3	0.675	0.675	0.675
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation and distribution reclassifications.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(32,846,740)	32,846,740	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
52	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
116,823,207	2,329,083	119,152,290	349,608,790	128,072,952	477,681,742
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
77,391,289	—	(348,299,946)	(380,825,311)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
4,246,056,089	26,127,219	(406,952,530)	(380,825,311)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(145,534,241)	(202,765,705)	(348,299,946)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,241,726,733 and $6,636,933,216, respectively, for the year ended December 31, 2022, of which $5,492,793,973 and $4,785,561,639, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	53

Notes to Financial Statements  (continued)
December 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	17,212,500	3.60	8
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
54	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	55

Notes to Financial Statements  (continued)
December 31, 2022
unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
56	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	57

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Intermediate Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Intermediate Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
58	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	59

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
60	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	61

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
62	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022	63

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
64	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Intermediate Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7012_12_B01_(02/23)

Annual Report
December 31, 2022
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
BlackRock Financial Management, Inc. (subadviser)
Akiva Dickstein
David Rogal
BlackRock International Limited (sub-subadviser)
Christopher Allen, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-17.51	0.29	1.38
Class 2	05/03/10	-17.69	0.02	1.13
Class 3	09/13/04	-17.58	0.15	1.26
Bloomberg World Government Inflation-Linked Bond Index USD Hedged		-17.00	0.85	1.93
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg World Government Inflation-Linked Bond Index USD Hedged is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2022)
AAA rating	59.3
AA rating	29.6
A rating	3.1
BBB rating	8.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Country breakdown (%) (at December 31, 2022)
Australia	1.2
Canada	1.8
Denmark	0.1
France	8.6
Germany	7.0
Italy	5.0
Japan	3.1
New Zealand	0.4
Spain	2.4
Sweden	0.7
United Kingdom	20.9
United States(a)	48.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2022, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2022)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	167.2	(158.0)	9.2
Foreign Currency Derivative Contracts	11.3	(120.5)	(109.2)
Total Notional Market Value of Derivative Contracts	178.5	(278.5)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2022, Class 2 shares of CTIVP® – BlackRock Global Inflation-Protected Securities Fund returned -17.69%. The Fund slightly underperformed its benchmark, the Bloomberg World Government Inflation-Linked Bond Index USD Hedged, which returned -17.00%.
Market overview
The year 2022 was characterized by central banks moving interest rates higher as inflation ran at its highest level in decades. As the U.S. Federal Reserve (Fed) and other central banks around the world tightened monetary policy, interest rates across various government bond yield curves, or spectrums of maturities, moved materially higher. Some yield curves, including the U.S. Treasury yield curve, actually inverted in the latter months of the period, meaning yields on shorter term maturities were higher than yields on longer- term maturities. Further, risk assets performed poorly. The markets priced inflation expectations higher during the period, given the elevated levels of realized inflation. Following the extensive rate hikes by the Fed, inflationary pressures in the last months of the period were thought to have peaked and, therefore, were expected to ease entering 2023. This sentiment was also due to healing supply chains. However, the full effects of Fed policy were not totally apparent at the end of the period due to the lagging effect of economic indicators, which resulted in increased expectations for a recession.
Macroeconomic volatility and uncertainty during the period were only reinforced by major global events, contributing to turbulence in the markets. Energy prices underwent shocks, soaring higher across the globe but particularly in Europe, driven largely by the war in Ukraine. To dampen the burden of these high energy costs, the European Union energy ministers settled on a gas price cap of €180 per megawatt hour. In addition to numerous rate hikes from the European Central Bank (ECB), it was widely anticipated that its hawkish rhetoric (suggesting higher interest rates) would likely continue in an effort to subdue widespread inflation and combat potential recessionary symptoms throughout Europe. For the U.K., the Bank of England followed the ECB and raised rates following the U.K. gilt crisis experienced in the fall of 2022. Meanwhile, the Bank of Japan announced that it would increase the yield range of the Japanese 10-year note, which may drive global long-term bond yields into the new year, as loosening in its yield curve control strategy led to a sell-off.
The Fund experienced an elevated level of portfolio turnover during the period, due primarily to an increase in purchases and sales of securities issued by FNMA (Federal National Mortgage Association).
The Fund’s notable detractors during the period
•	The Fund’s outright short position in U.K. breakevens, especially early in the period, dampened relative results. An acute surge in energy prices in the U.K. pushed the country’s inflation expectations materially higher during the period. Ten-year U.K. breakevens increased approximately 41 basis points just in the first quarter of 2022 and then settled materially higher than realized inflation. (A basis point is 1/100th of a percentage point.) Inflation breakevens are the level of inflation the TIPS market or another inflation-linked securities market is pricing in over the life of the bond. Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.
•	The Fund’s tactical positions in European Union supra-sovereign spread assets detracted from performance, as spread levels, or yield differentials to duration-equivalent government bonds, widened.
•	The Fund’s relative value positions between New Zealand and U.S. real rates detracted from performance, as New Zealand real rates increased more than U.S. real rates during the period.
•	Tactical interest rate volatility positions also detracted from Fund performance, as rates volatility picked up during the period.
•	A modest allocation to emerging markets debt and European peripheral spreads also negatively affected the Fund’s relative results.
•	Finally, during the period, the Fund held a modest long position in macroeconomic strategies, which detracted from performance.
6	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable contributors during the period
•	The Fund’s structural underweight in U.S. nominal, or non-inflation-linked, rates was the most notable positive contributor to its performance during the period. The Fund was underweight headline nominal duration in the U.S., as the rates market recalibrated its pricing after the persistently hawkish pivot from the Fed since late 2021.
•	The Fund’s long position in U.S. breakevens at both the one-year and five-year points on the curve also contributed positively to performance due to the tailwind of high inflation data during the period.
•	The Fund’s relative value positions between U.S. and European Union breakevens contributed positively to performance, as breakevens in the U.S. slightly outperformed those in the European Union during the period.
Derivatives usage
In our view, derivatives are an effective and efficient tool to manage duration, yield curve and volatility risk in the Fund. During the period, the Fund utilized forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another. We used futures contracts to manage duration and yield exposure of the Fund in an efficient manner. We used written and purchased options to create various exposures for the Fund, isolate perceived mispricing and create asymmetric risk profiles. We also used written options to increase the Fund’s carry. We used interest rate swaps to express our breakeven strategies or enhance yields of already existing positions. We used inflation swaps to hedge underlying inflation-linked positions, as caps and floors may provide protection against adverse moves in the inflation market. The use of these instruments is integral to the Fund’s investment strategy and had a positive impact on Fund performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	941.40	1,022.06	2.92	3.04	0.60
Class 2	1,000.00	1,000.00	940.90	1,020.81	4.14	4.31	0.85
Class 3	1,000.00	1,000.00	941.50	1,021.41	3.55	3.70	0.73
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Commercial Mortgage-Backed Securities - Non-Agency 0.6%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United States 0.6%
AMSR Trust(a)
Subordinated Series 2022-SFR3 Class D
10/17/2039	4.000%		155,000	134,264
New Residential Mortgage Loan Trust(a)
Subordinated CMO Series 2022-SFR2 Class D
09/04/2039	4.000%		155,000	132,755
Pagaya AI Technology in Housing Trust(a)
Series 2022-1 Class D
08/25/2025	4.250%		100,000	90,473
Progress Residential Trust(a)
Subordinated Series 2022-SFR7 Class D
10/27/2039	5.500%		200,000	183,884
Total				541,376
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $566,895)				541,376

Foreign Government Obligations(b),(c) 3.3%

Germany 3.3%
Federal Republic of Germany(a)
12/12/2024	2.200%	EUR	960,000	1,017,554
10/15/2027	1.300%	EUR	2,085,000	2,109,286
Total				3,126,840
Total Foreign Government Obligations (Cost $3,123,693)				3,126,840

Inflation-Indexed Bonds(b) 95.2%

Australia 1.2%
Australia Government Bond(a)
09/20/2030	2.500%	AUD	390,246	286,219
11/21/2032	0.250%	AUD	42,881	25,544
08/21/2035	2.000%	AUD	302,122	211,439
08/21/2040	1.250%	AUD	136,076	83,871
02/21/2050	1.000%	AUD	128,985	70,214
Australia Government Index-Linked Bond(a)
09/20/2025	3.000%	AUD	589,918	430,196
Total				1,107,483
Canada 1.8%
Canadian Government Real Return Bond
12/01/2026	4.250%	CAD	253,865	206,764
12/01/2031	4.000%	CAD	361,770	324,840
12/01/2036	3.000%	CAD	261,272	233,975
12/01/2041	2.000%	CAD	297,246	246,339
12/01/2044	1.500%	CAD	392,391	302,675
12/01/2047	1.250%	CAD	318,028	236,310
12/01/2050	0.500%	CAD	207,044	128,902
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
12/01/2054	0.250%	CAD	38,532	22,008
Total				1,701,813
Denmark 0.1%
Denmark I/L Government Bond(a)
11/15/2030	0.100%	DKK	843,187	116,137
France 8.6%
France Government Bond OAT(a)
03/01/2025	0.100%	EUR	549,156	592,667
07/25/2027	1.850%	EUR	824,410	940,110
07/25/2029	3.400%	EUR	403,600	529,377
07/25/2030	0.700%	EUR	700,843	754,862
07/25/2032	3.150%	EUR	469,290	614,094
07/25/2047	0.100%	EUR	487,069	442,463
French Republic Government Bond OAT(a)
07/25/2024	0.250%	EUR	679,364	732,453
03/01/2026	0.100%	EUR	505,300	535,346
03/01/2028	0.100%	EUR	463,460	496,435
03/01/2029	0.100%	EUR	411,718	427,684
07/25/2031	0.100%	EUR	460,076	471,167
03/01/2032	0.100%	EUR	108,641	114,632
03/01/2036	0.100%	EUR	276,239	280,793
07/25/2036	0.100%	EUR	343,705	330,010
07/25/2038	0.100%	EUR	129,872	124,247
07/25/2040	1.800%	EUR	587,899	727,874
07/25/2053	0.100%	EUR	152,458	135,886
Total				8,250,100
Germany 3.6%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(a)
04/15/2030	0.500%	EUR	949,728	1,030,022
Deutsche Bundesrepublik Inflation-Linked Bond(a)
04/15/2026	0.100%	EUR	661,832	702,616
04/15/2033	0.100%	EUR	1,103,608	1,158,668
04/15/2046	0.100%	EUR	495,517	522,634
Total				3,413,940
Italy 5.0%
Italy Buoni Poliennali Del Tesoro(a)
09/15/2024	2.350%	EUR	538,882	594,311
09/15/2026	3.100%	EUR	491,991	558,371
05/15/2028	1.300%	EUR	625,763	647,056
09/15/2032	1.250%	EUR	571,753	553,246
05/15/2033	0.100%	EUR	330,441	275,734
09/15/2035	2.350%	EUR	561,795	592,844
09/15/2041	2.550%	EUR	549,868	596,306
05/15/2051	0.150%	EUR	225,307	137,759
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Italy Buoni Poliennali Del Tesoro
05/15/2026	0.650%	EUR	264,357	273,859
05/15/2030	0.400%	EUR	565,612	529,175
Total				4,758,661
Japan 3.1%
Japanese Government CPI-Linked Bond
03/10/2024	0.100%	JPY	108,200	842
09/10/2024	0.100%	JPY	44,857,800	350,313
03/10/2025	0.100%	JPY	73,533,500	574,241
03/10/2026	0.100%	JPY	57,659,270	454,784
03/10/2027	0.100%	JPY	48,101,235	382,924
03/10/2028	0.100%	JPY	31,536,372	248,520
03/10/2029	0.100%	JPY	50,255,667	397,481
03/10/2030	0.200%	JPY	18,478,886	147,179
03/10/2031	0.005%	JPY	28,072,033	221,614
03/10/2032	0.005%	JPY	20,334,931	161,723
Total				2,939,621
New Zealand 0.4%
New Zealand Government Inflation-Linked Bond(a)
09/20/2030	3.000%	NZD	108,746	73,471
09/20/2035	2.500%	NZD	241,518	155,510
New Zealand Government Inflation-Linked Bond
09/20/2040	2.500%	NZD	286,089	183,659
Total				412,640
Spain 2.5%
Spain Government Inflation-Linked Bond(a)
11/30/2024	1.800%	EUR	488,681	538,475
11/30/2027	0.650%	EUR	534,441	565,362
11/30/2030	1.000%	EUR	595,638	631,843
11/30/2033	0.700%	EUR	608,242	608,451
Total				2,344,131
Sweden 0.7%
Sweden Inflation-Linked Bond
06/01/2025	1.000%	SEK	3,666,573	362,731
12/01/2028	3.500%	SEK	1,881,091	215,181
Sweden Inflation-Linked Bond(a)
06/01/2030	0.125%	SEK	411,001	38,908
06/01/2032	0.125%	SEK	735,277	68,800
06/01/2039	0.125%	SEK	281,270	25,624
Total				711,244
United Kingdom 20.9%
United Kingdom Gilt Inflation-Linked Bond(a)
03/22/2024	0.125%	GBP	447,804	550,242
07/17/2024	2.500%	GBP	723,238	956,280
03/22/2026	0.125%	GBP	620,213	756,810
11/22/2027	1.250%	GBP	852,819	1,090,958
08/10/2028	0.125%	GBP	694,679	841,940
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
03/22/2029	0.125%	GBP	734,574	886,236
07/22/2030	4.125%	GBP	336,234	549,310
08/10/2031	0.125%	GBP	381,862	464,615
03/22/2034	0.750%	GBP	643,709	818,529
01/26/2035	2.000%	GBP	563,067	843,412
11/22/2036	0.125%	GBP	588,597	688,824
11/22/2037	1.125%	GBP	721,551	961,820
03/22/2039	0.125%	GBP	251,895	289,338
03/22/2040	0.625%	GBP	723,276	901,025
08/10/2041	0.125%	GBP	502,006	571,732
11/22/2042	0.625%	GBP	636,580	794,008
03/22/2044	0.125%	GBP	719,413	801,539
03/22/2046	0.125%	GBP	606,114	665,916
11/22/2047	0.750%	GBP	589,457	744,660
08/10/2048	0.125%	GBP	492,191	534,319
03/22/2050	0.500%	GBP	629,362	753,441
03/22/2051	0.125%	GBP	272,288	293,903
03/22/2052	0.250%	GBP	595,532	670,297
11/22/2055	1.250%	GBP	577,771	864,232
11/22/2056	0.125%	GBP	291,314	316,081
03/22/2058	0.125%	GBP	475,701	518,383
03/22/2062	0.375%	GBP	596,150	720,913
11/22/2065	0.125%	GBP	332,096	371,836
03/22/2068	0.125%	GBP	521,233	584,926
03/22/2073	0.125%	GBP	150,071	176,678
Total				19,982,203
United States 47.3%
U.S. Treasury Inflation-Indexed Bond
01/15/2024	0.625%		1,715,065	1,678,761
04/15/2024	0.500%		1,240,533	1,206,559
07/15/2024	0.125%		1,236,086	1,196,721
10/15/2024	0.125%		638,765	615,384
01/15/2025	2.375%		1,335,768	1,337,184
04/15/2025	0.125%		1,329,512	1,266,452
07/15/2025	0.375%		1,771,679	1,701,413
10/15/2025	0.125%		1,286,197	1,221,833
01/15/2026	0.625%		1,649,063	1,582,222
01/15/2026	2.000%		1,043,404	1,041,758
04/15/2026	0.125%		1,494,129	1,403,915
07/15/2026	0.125%		1,567,549	1,476,432
10/15/2026	0.125%		1,352,158	1,267,556
01/15/2027	0.375%		1,395,627	1,315,107
01/15/2027	2.375%		916,093	933,292
04/15/2027	0.125%		1,366,678	1,272,804
07/15/2027	0.375%		706,504	665,776
10/15/2027	1.625%		357,091	356,505
01/15/2028	1.750%		796,505	795,995
04/15/2028	3.625%		978,261	1,066,136
07/15/2028	0.750%		1,037,499	988,017
01/15/2029	0.875%		1,437,455	1,368,592
01/15/2029	2.500%		732,096	762,357
04/15/2029	3.875%		906,280	1,017,049
07/15/2030	0.125%		1,441,103	1,289,344
01/15/2031	0.125%		1,522,398	1,350,094
04/15/2032	3.375%		278,668	317,985
07/15/2032	0.625%		1,446,025	1,324,028

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2040	2.125%	693,446	732,813
02/15/2041	2.125%	925,249	976,051
02/15/2042	0.750%	901,991	754,297
02/15/2043	0.625%	1,017,391	818,707
02/15/2044	1.375%	939,720	868,833
02/15/2045	0.750%	879,439	709,863
02/15/2046	1.000%	811,133	688,132
02/15/2047	0.875%	728,290	596,333
02/15/2048	1.000%	737,087	617,455
02/15/2049	1.000%	526,947	440,828
02/15/2050	0.250%	492,575	332,101
02/15/2052	0.125%	153,816	99,174
U.S. Treasury Inflation-Indexed Bond(d)
07/15/2029	0.250%	1,403,705	1,284,379
01/15/2030	0.125%	1,644,573	1,476,680
07/15/2031	0.125%	1,645,390	1,451,533
01/15/2032	0.125%	1,703,764	1,490,296
Total			45,156,746
Total Inflation-Indexed Bonds (Cost $108,775,236)			90,894,719

Residential Mortgage-Backed Securities - Non-Agency 0.8%

United States 0.8%
CSMC Trust(a),(e)
CMO Series 2022-NQM5 Class A1
05/25/2067	5.169%	268,237	268,205
Homeward Opportunities Fund Trust(a),(f)
CMO Series 2022-1 Class A1
07/25/2067	5.073%	103,077	102,485
PRKCM Trust(a),(e)
CMO Series 2022-AFC2 Class A1
08/25/2057	5.335%	99,086	98,660
SG Residential Mortgage Trust(a),(e)
CMO Series 2022-2 Class A1
08/25/2062	5.345%	97,470	98,796
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Spruce Hill Mortgage Loan Trust(a),(e)
CMO Series 2022-SH1 Class A1A
07/25/2057	4.100%	99,172	88,266
Verus Securitization Trust(a),(e)
CMO Series 2022-7 Class A1
07/25/2067	5.350%	110,358	110,782
Total			767,194
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $759,145)			767,194

Options Purchased Calls 0.1%
Value ($)
(Cost $232,287)	146,968

Options Purchased Puts 0.2%

(Cost $173,428)	227,994

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(g),(h)	100,106	100,076
Total Money Market Funds (Cost $100,076)		100,076
Total Investments in Securities (Cost $113,730,760)		95,805,167
Other Assets & Liabilities, Net		(296,834)
Net Assets		$95,508,333

At December 31, 2022, securities and/or cash totaling $875,152 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,011,697 EUR	1,077,806 USD	Citi	02/02/2023	—	(7,453)
14,000 GBP	17,183 USD	Citi	02/02/2023	244	—
637,000 NZD	396,214 USD	Citi	02/02/2023	—	(8,402)
39,803 USD	54,000 CAD	Citi	02/02/2023	84	—
274,824 USD	1,932,000 DKK	Citi	02/02/2023	3,954	—
402,934 USD	381,000 EUR	Citi	02/02/2023	5,769	—
185,534 USD	152,023 GBP	Citi	02/02/2023	—	(1,593)
50,000 USD	985,500 MXN	Citi	02/08/2023	225	—
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,666,935 AUD	1,123,783 USD	Deutsche Bank	02/02/2023	—	(12,600)
2,364,000 CAD	1,746,602 USD	Deutsche Bank	02/02/2023	415	—
44,512 CAD	32,855 USD	Deutsche Bank	02/02/2023	—	(24)
2,760,992 DKK	386,125 USD	Deutsche Bank	02/02/2023	—	(12,272)
21,411,752 EUR	22,311,345 USD	Deutsche Bank	02/02/2023	—	(657,298)
19,310,233 GBP	23,163,333 USD	Deutsche Bank	02/02/2023	—	(201,187)
389,693,445 JPY	2,838,937 USD	Deutsche Bank	02/02/2023	—	(142,400)
23,618 NZD	14,681 USD	Deutsche Bank	02/02/2023	—	(321)
7,235,878 SEK	690,833 USD	Deutsche Bank	02/02/2023	—	(3,840)
21,748 USD	32,033 AUD	Deutsche Bank	02/02/2023	89	—
1,166,941 USD	1,095,280 EUR	Deutsche Bank	02/02/2023	7,979	—
1,285,941 USD	1,068,176 GBP	Deutsche Bank	02/02/2023	6,505	—
1,616,818 USD	1,327,000 GBP	Deutsche Bank	02/02/2023	—	(11,207)
6,415 USD	66,000 SEK	Deutsche Bank	02/02/2023	—	(79)
992,601 MXN	50,000 USD	Deutsche Bank	02/08/2023	—	(587)
Total				25,264	(1,059,263)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month SOFR	19	09/2023	USD	4,514,400	—	(5,503)
Long Gilt	8	03/2023	GBP	799,200	—	(11,551)
U.S. Treasury 2-Year Note	38	03/2023	USD	7,792,969	—	(21,955)
U.S. Treasury 5-Year Note	15	03/2023	USD	1,618,945	—	(13,262)
U.S. Treasury Ultra Bond	9	03/2023	USD	1,208,813	—	(75,308)
Total					—	(127,579)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Government 10-Year Bond	(2)	03/2023	CAD	(245,100)	4,236	—
Euro-Bobl	(17)	03/2023	EUR	(1,967,750)	20,616	—
Euro-Bund	(7)	03/2023	EUR	(930,510)	20,037	—
Euro-Schatz	(9)	03/2023	EUR	(948,780)	764	—
Japanese 10-Year Government Bond	(1)	03/2023	JPY	(145,460,000)	21,122	—
Total					66,775	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	1,617,000	1,617,000	2.87	08/30/2023	59,869	25,503
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	729,893	729,893	3.53	10/12/2023	30,583	30,954
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	2,077,000	2,077,000	3.06	12/06/2023	82,976	56,698
1-Year Mid-Curve SOFR	UBS	USD	12,750,475	53	97.00	06/16/2023	33,842	20,869
3-Month SOFR	UBS	USD	25,910,663	109	95.13	01/13/2023	25,017	12,944
Total							232,287	146,968

The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	1,617,000	1,617,000	2.87	08/30/2023	59,869	96,672
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	729,893	729,893	3.53	10/12/2023	30,583	22,683
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	2,077,000	2,077,000	3.06	12/06/2023	82,976	108,639
Total							173,428	227,994

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(768,200)	(768,200)	3.32	11/16/2023	(28,884)	(27,539)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(1,069,994)	(1,069,994)	2.54	8/07/2023	(38,012)	(8,679)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(2,491,000)	(2,491,000)	3.18	6/13/2023	(98,644)	(44,874)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(841,554)	(841,554)	3.19	6/15/2023	(32,232)	(15,836)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(205,000)	(205,000)	2.75	7/19/2023	(7,438)	(2,144)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(540,000)	(540,000)	2.44	8/10/2023	(18,940)	(3,751)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(601,000)	(601,000)	2.68	8/21/2023	(21,696)	(6,659)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(394,142)	(394,142)	3.26	10/03/2023	(15,958)	(11,903)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(587,700)	(587,700)	3.69	11/10/2023	(22,435)	(30,725)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(721,000)	(721,000)	3.02	12/14/2023	(28,732)	(19,283)
1-Year Mid-Curve SOFR	UBS	USD	(12,750,475)	(53)	97.63	6/16/2023	(15,846)	(7,948)
3-Month SOFR	UBS	USD	(25,910,663)	(109)	95.38	1/13/2023	(7,943)	(1,363)
Total							(336,760)	(180,704)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(768,200)	(768,200)	3.32	11/16/2023	(28,884)	(30,852)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(2,491,000)	(2,491,000)	3.18	06/13/2023	(98,644)	(102,167)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(841,554)	(841,554)	3.19	06/15/2023	(32,232)	(33,918)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(205,000)	(205,000)	2.75	07/19/2023	(7,352)	(13,622)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(540,000)	(540,000)	2.44	08/10/2023	(18,940)	(47,196)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(601,000)	(601,000)	2.68	08/21/2023	(21,696)	(42,873)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(394,142)	(394,142)	3.26	10/03/2023	(15,958)	(16,240)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(587,700)	(587,700)	3.69	11/10/2023	(22,435)	(16,105)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(721,000)	(721,000)	3.02	12/14/2023	(28,732)	(39,022)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(1,069,994)	(1,069,994)	2.54	08/07/2023	(38,012)	(85,880)
Total							(312,885)	(427,875)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 3.170%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/21/2023	USD	125,000	337	—	—	337	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.915%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/22/2024	USD	630,000	(3,851)	—	—	—	(3,851)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.705%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/06/2024	USD	750,000	(1,231)	—	—	—	(1,231)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.995%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/21/2024	USD	125,000	(802)	—	—	—	(802)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.483%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/23/2024	USD	1,500,000	3,312	—	—	3,312	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 3.080%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/15/2027	EUR	100,000	146	—	—	146	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.555%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2027	EUR	220,000	5,235	—	—	5,235	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.607%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/12/2027	USD	385,000	157	—	—	157	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.615%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/12/2027	USD	865,000	14	—	—	14	—
Fixed rate of 3.320%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2027	EUR	235,000	447	—	—	447	—
Fixed rate of 2.765%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2027	EUR	235,000	7	—	—	7	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.505%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/22/2027	USD	1,350,000	5,303	—	—	5,303	—
Fixed rate of 2.829%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	07/05/2032	USD	370,432	(20,743)	—	—	—	(20,743)
Fixed rate of 2.781%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	07/05/2032	USD	370,433	(22,238)	—	—	—	(22,238)
Fixed rate of 2.707%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	07/06/2032	USD	250,400	(16,614)	—	—	—	(16,614)
Fixed rate of 2.619%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	07/07/2032	USD	168,378	(12,433)	—	—	—	(12,433)
Fixed rate of 2.597%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	07/26/2032	USD	148,983	(11,408)	—	—	—	(11,408)
SOFR	Fixed rate of 2.754%	Receives Annually, Pays Annually	Goldman Sachs	08/23/2032	USD	310,000	19,832	—	—	19,832	—
SOFR	Fixed rate of 2.925%	Receives Annually, Pays Annually	Goldman Sachs	09/01/2032	USD	326,717	16,254	—	—	16,254	—
SOFR	Fixed rate of 2.934%	Receives Annually, Pays Annually	Goldman Sachs	09/02/2032	USD	309,000	15,160	—	—	15,160	—
SOFR	Fixed rate of 2.989%	Receives Annually, Pays Annually	Goldman Sachs	09/02/2032	USD	309,000	13,723	—	—	13,723	—
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.920%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	09/02/2032	USD	82,339	(4,136)	—	—	—	(4,136)
SOFR	Fixed rate of 3.078%	Receives Annually, Pays Annually	Goldman Sachs	09/09/2032	USD	182,000	6,749	—	—	6,749	—
Fixed rate of 2.670%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/15/2032	EUR	100,000	(770)	—	—	—	(770)
SOFR	Fixed rate of 3.469%	Receives Annually, Pays Annually	Goldman Sachs	09/30/2032	USD	287,528	1,307	—	—	1,307	—
SOFR	Fixed rate of 3.559%	Receives Annually, Pays Annually	Goldman Sachs	10/03/2032	USD	431,300	(1,303)	—	—	—	(1,303)
Fixed rate of 3.479%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	10/04/2032	USD	202,000	(759)	—	—	—	(759)
Fixed rate of 3.413%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	10/05/2032	USD	117,000	(1,096)	—	—	—	(1,096)
SOFR	Fixed rate of 3.617%	Receives Annually, Pays Annually	Goldman Sachs	10/12/2032	USD	289,171	(2,260)	—	—	—	(2,260)
SOFR	Fixed rate of 3.646%	Receives Annually, Pays Annually	Goldman Sachs	10/14/2032	USD	111,000	(1,136)	—	—	—	(1,136)
Fixed rate of 2.415%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2032	EUR	220,000	(6,316)	—	—	—	(6,316)
SOFR	Fixed rate of 3.617%	Receives Annually, Pays Annually	Goldman Sachs	10/17/2032	USD	231,500	(1,799)	—	—	—	(1,799)
SOFR	Fixed rate of 3.848%	Receives Annually, Pays Annually	Goldman Sachs	10/21/2032	USD	398,000	(10,804)	—	—	—	(10,804)
SOFR	Fixed rate of 3.855%	Receives Annually, Pays Annually	Goldman Sachs	10/24/2032	USD	344,000	(9,526)	—	—	—	(9,526)
SOFR	Fixed rate of 3.935%	Receives Annually, Pays Annually	Goldman Sachs	10/25/2032	USD	240,000	(8,402)	—	—	—	(8,402)
Fixed rate of 3.826%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	10/27/2032	USD	275,401	6,940	—	—	6,940	—
Fixed rate of 3.556%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	11/14/2032	USD	166,000	426	—	—	426	—
SOFR	Fixed rate of 3.809%	Receives Annually, Pays Annually	Goldman Sachs	11/15/2032	USD	110,000	(2,616)	—	—	—	(2,616)
SOFR	Fixed rate of 3.820%	Receives Annually, Pays Annually	Goldman Sachs	11/15/2032	USD	296,000	(7,315)	—	—	—	(7,315)
Fixed rate of 3.581%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	11/16/2032	USD	262,000	1,227	—	—	1,227	—
Fixed rate of 2.596%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/18/2032	USD	60,000	(89)	—	—	—	(89)
Fixed rate of 3.470%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	11/18/2032	USD	177,000	(815)	—	—	—	(815)
Fixed rate of 3.413%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	11/21/2032	USD	235,000	(2,186)	—	—	—	(2,186)
Fixed rate of 3.236%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/05/2032	USD	291,500	(6,987)	—	—	—	(6,987)
Fixed rate of 3.210%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/06/2032	USD	174,000	(4,546)	—	—	—	(4,546)
Fixed rate of 3.205%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/06/2032	USD	246,000	(6,540)	—	—	—	(6,540)
Fixed rate of 3.185%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/12/2032	USD	291,500	(8,213)	—	—	—	(8,213)
SOFR	Fixed rate of 3.286%	Receives Annually, Pays Annually	Goldman Sachs	12/13/2032	USD	168,000	3,305	—	—	3,305	—
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
UK Retail Price Index All Items Monthly	Fixed rate of 3.803%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2032	GBP	855,000	11,376	—	—	11,376	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.470%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2032	EUR	995,000	11,091	—	—	11,091	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.570%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2032	EUR	235,000	231	—	—	231	—
Fixed rate of 2.080%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2032	EUR	235,000	(1,300)	—	—	—	(1,300)
Fixed rate of 2.485%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2032	EUR	1,950,000	(18,908)	—	—	—	(18,908)
SOFR	Fixed rate of 3.361%	Receives Annually, Pays Annually	Goldman Sachs	12/22/2032	USD	273,000	3,589	—	—	3,589	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.631%	Receives at Maturity, Pays at Maturity	Goldman Sachs	06/29/2052	USD	530,000	(10,880)	—	—	—	(10,880)
Fixed rate of 2.433%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	07/15/2052	EUR	30,000	(3,075)	—	—	—	(3,075)
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.604%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/15/2052	EUR	15,000	587	—	—	587	—
Fixed rate of 2.441%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/15/2052	EUR	30,000	(2,785)	—	—	—	(2,785)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.426%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/17/2052	USD	20,000	374	—	—	374	—
Fixed rate of 2.523%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/15/2052	EUR	30,000	(1,781)	—	—	—	(1,781)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.485%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/20/2052	USD	40,000	9	—	—	9	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.618%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/27/2052	USD	345,000	(10,829)	—	—	—	(10,829)
Fixed rate of 2.647%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2052	EUR	15,000	(164)	—	—	—	(164)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.493%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/12/2052	USD	20,000	(20)	—	—	—	(20)
Total							(99,538)	—	—	127,138	(226,676)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
Eurostat Eurozone HICP ex-Tobacco NSA	Harmonised Index of Consumer Price Index Excluding Tobacco	(0.400)%
SOFR	Secured Overnight Financing Rate	4.300%
UK Retail Price Index All Items Monthly	United Kingdom Retail Price Index All Items	10.500%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	6.454%
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $43,967,344, which represents 46.04% of total net assets.
(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2022.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(h)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	3,241,255	52,392,550	(55,533,907)	178	100,076	(1,701)	18,500	100,106
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Commercial Mortgage-Backed Securities - Non-Agency	—	541,376	—	541,376
Foreign Government Obligations	—	3,126,840	—	3,126,840
Inflation-Indexed Bonds	—	90,894,719	—	90,894,719
Residential Mortgage-Backed Securities - Non-Agency	—	767,194	—	767,194
Options Purchased Calls	33,813	113,155	—	146,968
Options Purchased Puts	—	227,994	—	227,994
Money Market Funds	100,076	—	—	100,076
Total Investments in Securities	133,889	95,671,278	—	95,805,167
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	25,264	—	25,264
Futures Contracts	66,775	—	—	66,775
Swap Contracts	—	127,138	—	127,138
Liability
Forward Foreign Currency Exchange Contracts	—	(1,059,263)	—	(1,059,263)
Futures Contracts	(127,579)	—	—	(127,579)
Options Contracts Written	(9,311)	(599,268)	—	(608,579)
Swap Contracts	—	(226,676)	—	(226,676)
Total	63,774	93,938,473	—	94,002,247
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $113,224,969)	$95,330,129
Affiliated issuers (cost $100,076)	100,076
Options purchased (cost $405,715)	374,962
Foreign currency (cost $258,801)	258,958
Margin deposits on:
Futures contracts	319,934
Swap contracts	273,000
Unrealized appreciation on forward foreign currency exchange contracts	25,264
Receivable for:
Investments sold	1,114,353
Investments sold on a delayed delivery basis	1,529,381
Capital shares sold	4,349
Dividends	2,843
Interest	267,435
Foreign tax reclaims	2,653
Variation margin for futures contracts	19,728
Variation margin for swap contracts	27,421
Expense reimbursement due from Investment Manager	381
Prepaid expenses	6,409
Total assets	99,657,276
Liabilities
Option contracts written, at value (premiums received $649,645)	608,579
Due to broker	206,004
Due to custodian	2,142
Unrealized depreciation on forward foreign currency exchange contracts	1,059,263
Payable for:
Investments purchased	358,374
Investments purchased on a delayed delivery basis	1,525,031
Capital shares purchased	154,872
Variation margin for futures contracts	14,032
Variation margin for swap contracts	10,531
Management services fees	1,343
Distribution and/or service fees	418
Service fees	4,829
Compensation of board members	165,660
Compensation of chief compliance officer	19
Other expenses	37,846
Total liabilities	4,148,943
Net assets applicable to outstanding capital stock	$95,508,333
Represented by
Paid in capital	112,503,921
Total distributable earnings (loss)	(16,995,588)
Total - representing net assets applicable to outstanding capital stock	$95,508,333
Class 1
Net assets	$1,219,403
Shares outstanding	257,049
Net asset value per share	$4.74
Class 2
Net assets	$26,850,491
Shares outstanding	5,808,898
Net asset value per share	$4.62
Class 3
Net assets	$67,438,439
Shares outstanding	14,308,398
Net asset value per share	$4.71
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	19

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$18,500
Interest	7,650,086
Total income	7,668,586
Expenses:
Management services fees	557,900
Distribution and/or service fees
Class 2	75,292
Class 3	97,779
Service fees	65,591
Compensation of board members	3,266
Custodian fees	34,144
Printing and postage fees	18,937
Audit fees	52,000
Legal fees	13,521
Interest on collateral	2,876
Compensation of chief compliance officer	16
Other	7,309
Total expenses	928,631
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(96,299)
Total net expenses	832,332
Net investment income	6,836,254
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,508,556)
Investments — affiliated issuers	(1,701)
Foreign currency translations	(219,886)
Forward foreign currency exchange contracts	6,547,340
Futures contracts	782,560
Options purchased	296,630
Options contracts written	(446,879)
Swap contracts	94,156
Net realized gain	543,664
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(28,067,484)
Investments — affiliated issuers	178
Foreign currency translations	(1,600)
Forward foreign currency exchange contracts	(318,593)
Futures contracts	(50,426)
Options purchased	(10,007)
Options contracts written	15,861
Swap contracts	(372,094)
Net change in unrealized appreciation (depreciation)	(28,804,165)
Net realized and unrealized loss	(28,260,501)
Net decrease in net assets resulting from operations	$(21,424,247)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$6,836,254	$2,833,330
Net realized gain	543,664	4,975,570
Net change in unrealized appreciation (depreciation)	(28,804,165)	(2,611,577)
Net increase (decrease) in net assets resulting from operations	(21,424,247)	5,197,323
Distributions to shareholders
Net investment income and net realized gains
Class 1	(69,557)	(9,823)
Class 2	(1,966,413)	(696,846)
Class 3	(4,926,070)	(2,466,100)
Total distributions to shareholders	(6,962,040)	(3,172,769)
Increase in net assets from capital stock activity	1,427,545	12,563,748
Total increase (decrease) in net assets	(26,958,742)	14,588,302
Net assets at beginning of year	122,467,075	107,878,773
Net assets at end of year	$95,508,333	$122,467,075

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	169,425	929,298	116,795	707,018
Distributions reinvested	13,351	69,557	1,618	9,823
Redemptions	(36,895)	(196,624)	(25,233)	(154,067)
Net increase	145,881	802,231	93,180	562,774
Class 2
Subscriptions	1,185,541	6,580,899	1,754,197	10,314,906
Distributions reinvested	387,089	1,966,413	117,512	696,846
Redemptions	(942,057)	(4,816,870)	(330,257)	(1,941,198)
Net increase	630,573	3,730,442	1,541,452	9,070,554
Class 3
Subscriptions	520,950	2,750,832	1,383,197	8,230,554
Distributions reinvested	950,979	4,926,070	408,972	2,466,100
Redemptions	(2,050,804)	(10,782,030)	(1,294,141)	(7,766,234)
Net increase (decrease)	(578,875)	(3,105,128)	498,028	2,930,420
Total net increase	197,579	1,427,545	2,132,660	12,563,748
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$6.14	0.35	(1.39)	(1.04)	(0.26)	(0.10)	(0.36)
Year Ended 12/31/2021	$6.04	0.18	0.09	0.27	(0.05)	(0.12)	(0.17)
Year Ended 12/31/2020	$5.66	(0.01)	0.54	0.53	(0.04)	(0.11)	(0.15)
Year Ended 12/31/2019	$5.42	0.03	0.40	0.43	(0.19)	—	(0.19)
Year Ended 12/31/2018	$5.47	0.08	(0.10)	(0.02)	—	(0.03)	(0.03)
Class 2
Year Ended 12/31/2022	$5.99	0.32	(1.35)	(1.03)	(0.24)	(0.10)	(0.34)
Year Ended 12/31/2021	$5.89	0.14	0.12	0.26	(0.04)	(0.12)	(0.16)
Year Ended 12/31/2020	$5.53	(0.03)	0.52	0.49	(0.02)	(0.11)	(0.13)
Year Ended 12/31/2019	$5.30	0.02	0.38	0.40	(0.17)	—	(0.17)
Year Ended 12/31/2018	$5.37	0.06	(0.10)	(0.04)	—	(0.03)	(0.03)
Class 3
Year Ended 12/31/2022	$6.10	0.33	(1.37)	(1.04)	(0.25)	(0.10)	(0.35)
Year Ended 12/31/2021	$6.00	0.15	0.12	0.27	(0.05)	(0.12)	(0.17)
Year Ended 12/31/2020	$5.63	(0.02)	0.53	0.51	(0.03)	(0.11)	(0.14)
Year Ended 12/31/2019	$5.39	0.03	0.39	0.42	(0.18)	—	(0.18)
Year Ended 12/31/2018	$5.45	0.07	(0.10)	(0.03)	—	(0.03)	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$4.74	(17.51%)	0.70%(c)	0.60%(c)	6.63%	123%	$1,219
Year Ended 12/31/2021	$6.14	4.56%	0.72%(c)	0.61%(c)	2.99%	58%	$682
Year Ended 12/31/2020	$6.04	9.37%	0.74%	0.65%	(0.09%)	70%	$109
Year Ended 12/31/2019	$5.66	7.90%	0.71%(c)	0.61%(c)	0.57%	62%	$28
Year Ended 12/31/2018	$5.42	(0.33%)	0.71%(c)	0.61%(c)	1.41%	118%	$11
Class 2
Year Ended 12/31/2022	$4.62	(17.69%)	0.94%(c)	0.85%(c)	6.21%	123%	$26,850
Year Ended 12/31/2021	$5.99	4.43%	0.97%(c)	0.87%(c)	2.41%	58%	$31,002
Year Ended 12/31/2020	$5.89	8.97%	0.97%	0.89%	(0.47%)	70%	$21,434
Year Ended 12/31/2019	$5.53	7.63%	0.96%(c)	0.86%(c)	0.38%	62%	$19,663
Year Ended 12/31/2018	$5.30	(0.71%)	0.95%(c)	0.86%(c)	1.14%	118%	$17,272
Class 3
Year Ended 12/31/2022	$4.71	(17.58%)	0.82%(c)	0.73%(c)	6.26%	123%	$67,438
Year Ended 12/31/2021	$6.10	4.48%	0.85%(c)	0.74%(c)	2.46%	58%	$90,783
Year Ended 12/31/2020	$6.00	9.11%	0.85%	0.76%	(0.34%)	70%	$86,336
Year Ended 12/31/2019	$5.63	7.81%	0.83%(c)	0.73%(c)	0.49%	62%	$89,128
Year Ended 12/31/2018	$5.39	(0.51%)	0.82%(c)	0.74%(c)	1.28%	118%	$96,659
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	23

Notes to Financial Statements
December 31, 2022
Note 1. Organization
CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
24	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
26	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to attain desired breakeven inflation exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to protect gains and to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to hedge the portfolio risk associated with some or all of the Fund’s securities and to attain desired breakeven inflation exposure.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of
28	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	25,264
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	66,775*
Interest rate risk	Investments, at value — Options purchased	374,962
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	127,138*
Total		594,139

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,059,263
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	127,579*
Interest rate risk	Options contracts written, at value	608,579
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	226,676*
Total		2,022,097

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
December 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	6,547,340	—	3,425	(15,886)	—	6,534,879
Interest rate risk	—	782,560	(450,304)	312,516	94,156	738,928
Total	6,547,340	782,560	(446,879)	296,630	94,156	7,273,807

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(318,593)	—	—	—	—	(318,593)
Interest rate risk	—	(50,426)	15,861	(10,007)	(372,094)	(416,666)
Total	(318,593)	(50,426)	15,861	(10,007)	(372,094)	(735,259)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	10,254,770
Futures contracts — short	7,549,862

Derivative instrument	Average value ($)*
Options contracts — purchased	211,144
Options contracts — written	(527,829)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,482,223	(607,434)
Interest rate swap contracts	1,020,146	(833,031)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
30	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
	Citi ($)	Deutsche Bank ($)	Goldman Sachs ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	-	27,421	-	27,421
Forward foreign currency exchange contracts	10,276	14,988	-	-	25,264
Options purchased calls	-	113,155	-	33,813	146,968
Options purchased puts	-	227,994	-	-	227,994
Total assets	10,276	356,137	27,421	33,813	427,647
Liabilities
Centrally cleared interest rate swap contracts (a)	-	-	10,531	-	10,531
Forward foreign currency exchange contracts	17,448	1,041,815	-	-	1,059,263
Options contracts written	58,391	540,877	-	9,311	608,579
Total liabilities	75,839	1,582,692	10,531	9,311	1,678,373
Total financial and derivative net assets	(65,563)	(1,226,555)	16,890	24,502	(1,250,726)
Total collateral received (pledged) (b)	(65,563)	(216,608)	-	-	(282,171)
Net amount (c)	-	(1,009,947)	16,890	24,502	(968,555)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
32	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.51% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.51% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into a Subadvisory Agreement with BlackRock Financial Management, Inc. (BlackRock) to serve as a subadviser to the Fund. BlackRock International Limited (BIL), an affiliate of BlackRock, assists in providing day-to-day portfolio management of the Fund pursuant to the Sub-Subadvisory Agreement between BlackRock and BIL. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2022, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
93,630	—	—
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
December 31, 2022
Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.60%
Class 2	0.85
Class 3	0.725
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, treasury inflation protected securities (tips), principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and distribution reclassifications.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
34	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
4,287,877	(4,287,879)	2
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,889,270	72,770	6,962,040	2,143,966	1,028,803	3,172,769
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
7,911,740	—	(3,544,288)	(21,203,902)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
115,206,149	322,511	(21,526,413)	(21,203,902)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(2,929,582)	(614,706)	(3,544,288)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $138,244,736 and $133,729,960, respectively, for the year ended December 31, 2022, of which $120,512,608 and $117,745,196, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
December 31, 2022
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
36	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
December 31, 2022
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market
38	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
December 31, 2022
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
40	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – BlackRock Global Inflation-Protected Securities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	41

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
42	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
44	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
46	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2022	47

CTIVP® – BlackRock Global Inflation-Protected Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7029_12_B01_(02/23)

Annual Report
December 31, 2022
CTIVP® – Victory Sycamore Established Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Victory Sycamore Established Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Victory Sycamore Established Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Victory Capital Management Inc.
Gary Miller
Jeffrey Graff, CFA
Gregory Conners
James Albers, CFA
Michael Rodarte, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-2.75	9.85	13.10
Class 2	05/03/10	-3.00	9.57	12.81
Class 3	02/04/04	-2.89	9.70	12.96
Russell Midcap Value Index		-12.03	5.72	10.11
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Victory Sycamore Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	1.1
Consumer Discretionary	9.4
Consumer Staples	3.9
Energy	2.6
Financials	15.5
Health Care	7.0
Industrials	22.1
Information Technology	14.6
Materials	11.7
Real Estate	8.8
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 64.82% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of CTIVP® – Victory Sycamore Established Value Fund returned -3.00%. While absolute returns disappointed, the Fund significantly outperformed its benchmark, the Russell Midcap Value Index, which returned -12.03% over the same period.
Market overview
Market participants entered 2022 with a degree of uncertainty plaguing the U.S. equity backdrop. Chiefly, it was unclear how the market would endure a shift in monetary policy that would result in the withdrawal of unprecedented levels of stimulus from the economy. Stubborn inflation that persistently registered at a four-decade high forced the Federal Reserve (Fed) to pursue the most aggressive tightening campaign since the early 1980s, which led to a spike in market volatility. Indeed, 2022 marked the eighth-most volatile year for the S&P 500 Index, trailing only 2008 and 2002 in recent history.
Throughout the annual period, market participants waited for the elusive Fed “pivot.” To their credit, Fed officials made it clear that they want to avoid the same mistake made in the 1980s by not prematurely abandoning their inflation fight. However, at the end of the annual period, we believed the Fed’s determination raised the probability of a policy error and effectively narrowed the chances of a “soft landing.” Investors once again found themselves heading into a new year with mounting uncertainties. There was a lack of visibility at the end of 2022 into the path of rates, inflation, corporate earnings and the type of recession, i.e., deep or shallow, the economy may soon face. With all of these “known unknowns” and the prospect for competing outcomes, we felt it behooved investors to anticipate further equity market volatility and prepare for the possibility of more surprises in the new year.
The Fund’s notable contributors during the period
•	Stock selection overall contributed most positively to the Fund’s relative results during the period. Sector allocation is a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions but also proved favorable.
•	Stock selection in the financials, information technology, industrials, materials and real estate sectors bolstered the Fund’s relative performance most during the period.
•	Additionally, in a year plagued with macroeconomic uncertainty and a shift in monetary policy, investors generally focused on company-specific fundamentals. Therefore, value and quality factors outpaced risk and growth factors during the period, providing a stylistic tailwind for the Fund, as our investment process generally leads to investments in companies exhibiting quality attributes and those trading at a relative discount.
•	From an individual security perspective, two of the Fund’s top three positive contributors relative to the benchmark during the period were in the energy sector — Valero Energy Corp. and Devon Energy Corp. West Texas Intermediate crude oil prices rallied meaningfully early in the period, as the Russian invasion of Ukraine sparked concerns around a possible global supply shock. Also, energy was the best performing sector in the benchmark during the period, so both names appreciated with the group.
○	Valero Energy also benefited from strong crack spreads and lower product inventories during the year. (A crack spread is the overall pricing difference between a barrel of crude oil and the petroleum products refined from it.) Some refining capacity exited the market following the COVID-19 pandemic, which bodes well for the company. Further, Valero Energy was better positioned, in our view, than European refiners given its position in the Gulf Coast, which provides the company access to cheaper natural gas. We sold the Fund’s position in Valero Energy during the year based on its relative valuation.
○	We believe Devon Energy’s shareholder-friendly capital strategy further rewarded its share price.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Steel Dynamics, Inc., one of the largest steel producers in the U.S., was also a significant positive contributor to the Fund’s relative results, as the war in Ukraine, which is disrupting the global steel supply chain, caused steel prices to appreciate.
The Fund’s notable detractors during the period
•	Having underweighted allocations to the energy and utilities sectors, the two top-performing sectors in the benchmark during the period, detracted most from the Fund’s relative performance.
○	The energy sector rallied after Russia invaded Ukraine given fears of a possible global oil supply shock.
○	The utilities sector held up fairly well in the down market given its defensive nature.
•	To a lesser degree, an overweight in the information technology sector, which was among the weakest sectors in the benchmark during the period, also dampened the Fund’s results.
•	Among the Fund’s biggest individual detractors relative to the benchmark was a position in V.F. Corp., an apparel company with a portfolio of well-known brands, such as Vans, JanSport, Dickies, North Face and Timberland. Its shares underperformed the broader market during the period in part because of a badly-timed acquisition of Supreme, a streetwear company, which resulted in increased leverage on its balance sheet. Further, V.F. Corp.’s flagship Vans brand failed to stabilize after successive quarters of underperformance, mainly driven by stringent COVID-related lockdowns in China and outsized exposure to California, which also was slow to recover from the pandemic. Further, we believed company management’s credibility took a hit after multiple guidance reductions, which shifted sentiment to the downside. The combination of these factors skewed the holding’s risk/reward profile negatively, in our view, and so we sold the Fund’s position in V.F. Corp. by the end of the annual period.
•	MKS Instruments, Inc., a provider of instruments that enable process control for the semiconductor and other periphery markets, was another top detractor. Its shares appreciated following its above-consensus second quarter 2022 earnings report released in early August. However, its shares performed poorly since. In our view, the announced closure of its Atotech acquisition in mid-August may have injected an element of uncertainty into the investment thesis, despite long-term synergies. Investors may have perceived the acquisition could delay the earnings accretion given the transaction was financed with floating debt. However, we believe the acquisition enables MKS Instruments to enter a new market segment, most notably the electronics materials and chemicals markets. Therefore, we feel the long-term fundamental synergies from the combination will likely be rewarded going forward and thus maintained the Fund’s position in the company.
•	Another significant detractor was Vertiv Holdings Co., which offers power management, infrastructure and information technology solutions to data centers. Its shares fell, as the company meaningfully missed estimates on its fourth quarter 2021 earnings and lowered its fiscal year 2022 guidance, citing inflationary headwinds as a key factor. Its management, in our view, was candid about being behind on adjusting pricing to offset some of the inflationary pressures. By the time they were able to deploy a pricing strategy, it was too late, and company margins had already eroded. Following these disappointing developments, we sold the Fund’s position in the company given what we saw as its diminished risk/reward profile.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,092.60	1,021.01	4.25	4.10	0.81
Class 2	1,000.00	1,000.00	1,091.10	1,019.70	5.61	5.42	1.07
Class 3	1,000.00	1,000.00	1,091.80	1,020.36	4.93	4.76	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 1.1%
Entertainment 1.1%
Live Nation Entertainment, Inc.(a)	72,500	5,056,150
Total Communication Services		5,056,150
Consumer Discretionary 9.2%
Auto Components 3.0%
Aptiv PLC(a)	64,400	5,997,572
BorgWarner, Inc.	204,700	8,239,175
Total		14,236,747
Hotels, Restaurants & Leisure 3.7%
Darden Restaurants, Inc.	21,800	3,015,594
Hilton Worldwide Holdings, Inc.	45,400	5,736,744
Yum! Brands, Inc.	68,000	8,709,440
Total		17,461,778
Household Durables 0.8%
Newell Brands, Inc.	312,600	4,088,808
Specialty Retail 1.7%
Ross Stores, Inc.	72,000	8,357,040
Total Consumer Discretionary		44,144,373
Consumer Staples 3.9%
Food & Staples Retailing 2.1%
Sysco Corp.	132,000	10,091,400
Food Products 1.8%
Archer-Daniels-Midland Co.	17,500	1,624,875
Tyson Foods, Inc., Class A	108,600	6,760,350
Total		8,385,225
Total Consumer Staples		18,476,625
Energy 2.6%
Oil, Gas & Consumable Fuels 2.6%
Coterra Energy, Inc.	261,800	6,432,426
Devon Energy Corp.	95,100	5,849,601
Total		12,282,027
Total Energy		12,282,027
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 15.3%
Banks 3.8%
Huntington Bancshares, Inc.	226,000	3,186,600
Prosperity Bancshares, Inc.	102,400	7,442,432
Zions Bancorp	154,300	7,585,388
Total		18,214,420
Capital Markets 2.6%
Bank of New York Mellon Corp. (The)	172,000	7,829,440
T. Rowe Price Group, Inc.	43,400	4,733,204
Total		12,562,644
Insurance 8.9%
Allstate Corp. (The)	41,600	5,640,960
American Financial Group, Inc.	51,600	7,083,648
Everest Re Group Ltd.	24,900	8,248,623
Old Republic International Corp.	281,000	6,786,150
Progressive Corp. (The)	74,500	9,663,395
WR Berkley Corp.	69,400	5,036,358
Total		42,459,134
Total Financials		73,236,198
Health Care 6.9%
Health Care Equipment & Supplies 3.9%
Cooper Companies, Inc. (The)	23,900	7,903,013
Hologic, Inc.(a)	99,200	7,421,152
Zimmer Biomet Holdings, Inc.	24,200	3,085,500
Total		18,409,665
Health Care Providers & Services 3.0%
Molina Healthcare, Inc.(a)	14,900	4,920,278
Quest Diagnostics, Inc.	61,300	9,589,772
Total		14,510,050
Total Health Care		32,919,715
Industrials 21.8%
Aerospace & Defense 1.9%
Textron, Inc.	128,600	9,104,880
Airlines 1.2%
Alaska Air Group, Inc.(a)	135,300	5,809,782
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 1.7%
Carrier Global Corp.	75,800	3,126,750
Owens Corning	58,300	4,972,990
Total		8,099,740
Commercial Services & Supplies 0.5%
Republic Services, Inc.	19,900	2,566,901
Electrical Equipment 1.3%
Hubbell, Inc.	26,000	6,101,680
Machinery 10.0%
AGCO Corp.	64,100	8,890,029
Lincoln Electric Holdings, Inc.	33,500	4,840,415
Middleby Corp. (The)(a)	53,100	7,110,090
Oshkosh Corp.	63,000	5,555,970
Parker-Hannifin Corp.	21,000	6,111,000
Toro Co. (The)	75,600	8,557,920
Xylem, Inc.	58,500	6,468,345
Total		47,533,769
Professional Services 2.8%
Leidos Holdings, Inc.	79,300	8,341,567
ManpowerGroup, Inc.	61,100	5,084,131
Total		13,425,698
Road & Rail 2.1%
JB Hunt Transport Services, Inc.	26,400	4,603,104
Landstar System, Inc.	32,300	5,261,670
Total		9,864,774
Trading Companies & Distributors 0.3%
United Rentals, Inc.(a)	4,700	1,670,474
Total Industrials		104,177,698
Information Technology 14.4%
Communications Equipment 1.1%
Motorola Solutions, Inc.	20,300	5,231,513
Electronic Equipment, Instruments & Components 3.4%
Amphenol Corp., Class A	96,600	7,355,124
Flex Ltd.(a)	420,200	9,017,492
Total		16,372,616
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 5.7%
DXC Technology Co.(a)	175,000	4,637,500
Genpact Ltd.	176,400	8,170,848
Global Payments, Inc.	60,900	6,048,588
MAXIMUS, Inc.	112,000	8,212,960
Total		27,069,896
Semiconductors & Semiconductor Equipment 2.6%
MKS Instruments, Inc.	74,000	6,270,020
Skyworks Solutions, Inc.	67,600	6,160,388
Total		12,430,408
Technology Hardware, Storage & Peripherals 1.6%
Hewlett Packard Enterprise Co.	314,900	5,025,804
Western Digital Corp.(a)	76,800	2,423,040
Total		7,448,844
Total Information Technology		68,553,277
Materials 11.6%
Chemicals 2.8%
Corteva, Inc.	28,300	1,663,474
RPM International, Inc.	55,600	5,418,220
Westlake Corp.	60,300	6,183,162
Total		13,264,856
Containers & Packaging 5.7%
AptarGroup, Inc.	60,300	6,631,794
Avery Dennison Corp.	39,700	7,185,700
Crown Holdings, Inc.	79,900	6,568,579
Packaging Corp. of America	54,300	6,945,513
Total		27,331,586
Metals & Mining 3.1%
Franco-Nevada Corp.	47,000	6,414,560
Reliance Steel & Aluminum Co.	23,600	4,777,584
Steel Dynamics, Inc.	35,500	3,468,350
Total		14,660,494
Total Materials		55,256,936

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 8.7%
Equity Real Estate Investment Trusts (REITS) 8.7%
Alexandria Real Estate Equities, Inc.	65,000	9,468,550
American Homes 4 Rent, Class A	141,100	4,252,754
Camden Property Trust	49,800	5,571,624
Equity LifeStyle Properties, Inc.	102,200	6,602,120
Lamar Advertising Co., Class A	84,100	7,939,040
National Retail Properties, Inc.	168,800	7,724,288
Total		41,558,376
Total Real Estate		41,558,376
Utilities 3.2%
Electric Utilities 3.2%
Alliant Energy Corp.	137,100	7,569,291
Xcel Energy, Inc.	110,500	7,747,155
Total		15,316,446
Total Utilities		15,316,446
Total Common Stocks (Cost $405,721,238)		470,977,821

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	6,340,254	6,338,352
Total Money Market Funds (Cost $6,337,855)		6,338,352
Total Investments in Securities (Cost: $412,059,093)		477,316,173
Other Assets & Liabilities, Net		98,037
Net Assets		477,414,210

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	11,523,412	67,618,038	(72,803,955)	857	6,338,352	(1,189)	141,835	6,340,254
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	5,056,150	—	—	5,056,150
Consumer Discretionary	44,144,373	—	—	44,144,373
Consumer Staples	18,476,625	—	—	18,476,625
Energy	12,282,027	—	—	12,282,027
Financials	73,236,198	—	—	73,236,198
Health Care	32,919,715	—	—	32,919,715
Industrials	104,177,698	—	—	104,177,698
Information Technology	68,553,277	—	—	68,553,277
Materials	55,256,936	—	—	55,256,936
Real Estate	41,558,376	—	—	41,558,376
Utilities	15,316,446	—	—	15,316,446
Total Common Stocks	470,977,821	—	—	470,977,821
Money Market Funds	6,338,352	—	—	6,338,352
Total Investments in Securities	477,316,173	—	—	477,316,173
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $405,721,238)	$470,977,821
Affiliated issuers (cost $6,337,855)	6,338,352
Receivable for:
Investments sold	2,702,929
Capital shares sold	33,460
Dividends	605,045
Foreign tax reclaims	2,752
Prepaid expenses	9,582
Total assets	480,669,941
Liabilities
Payable for:
Investments purchased	2,352,777
Capital shares purchased	778,078
Management services fees	10,146
Distribution and/or service fees	805
Service fees	7,862
Compensation of board members	82,884
Compensation of chief compliance officer	91
Other expenses	23,088
Total liabilities	3,255,731
Net assets applicable to outstanding capital stock	$477,414,210
Represented by
Trust capital	$477,414,210
Total - representing net assets applicable to outstanding capital stock	$477,414,210
Class 1
Net assets	$318,667,640
Shares outstanding	7,584,029
Net asset value per share	$42.02
Class 2
Net assets	$74,701,106
Shares outstanding	1,833,914
Net asset value per share	$40.73
Class 3
Net assets	$84,045,464
Shares outstanding	2,030,381
Net asset value per share	$41.39
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$10,825,609
Dividends — affiliated issuers	141,835
Interfund lending	778
Foreign taxes withheld	(4,128)
Total income	10,964,094
Expenses:
Management services fees	3,863,125
Distribution and/or service fees
Class 2	180,739
Class 3	103,591
Service fees	96,338
Compensation of board members	15,784
Custodian fees	10,062
Printing and postage fees	17,134
Audit fees	29,500
Legal fees	18,481
Compensation of chief compliance officer	73
Other	13,226
Total expenses	4,348,053
Net investment income	6,616,041
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	56,859,862
Investments — affiliated issuers	(1,189)
Net realized gain	56,858,673
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(79,762,139)
Investments — affiliated issuers	857
Net change in unrealized appreciation (depreciation)	(79,761,282)
Net realized and unrealized loss	(22,902,609)
Net decrease in net assets resulting from operations	$(16,286,568)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$6,616,041	$8,698,681
Net realized gain	56,858,673	112,740,272
Net change in unrealized appreciation (depreciation)	(79,761,282)	56,319,672
Net increase (decrease) in net assets resulting from operations	(16,286,568)	177,758,625
Decrease in net assets from capital stock activity	(72,071,476)	(310,724,170)
Total decrease in net assets	(88,358,044)	(132,965,545)
Net assets at beginning of year	565,772,254	698,737,799
Net assets at end of year	$477,414,210	$565,772,254

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	76,357	3,135,494	68,326	2,794,000
Redemptions	(1,839,139)	(76,652,678)	(8,547,264)	(323,905,306)
Net decrease	(1,762,782)	(73,517,184)	(8,478,938)	(321,111,306)
Class 2
Subscriptions	204,963	8,232,124	321,458	12,549,323
Redemptions	(136,336)	(5,519,635)	(191,212)	(7,321,921)
Net increase	68,627	2,712,489	130,246	5,227,402
Class 3
Subscriptions	118,871	4,844,929	249,282	9,878,828
Redemptions	(149,166)	(6,111,710)	(123,171)	(4,719,094)
Net increase (decrease)	(30,295)	(1,266,781)	126,111	5,159,734
Total net decrease	(1,724,450)	(72,071,476)	(8,222,581)	(310,724,170)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$43.21	0.56	(1.75)	(1.19)
Year Ended 12/31/2021	$32.76	0.58(c)	9.87	10.45
Year Ended 12/31/2020	$30.32	0.38	2.06	2.44
Year Ended 12/31/2019	$23.65	0.34	6.33	6.67
Year Ended 12/31/2018	$26.27	0.27	(2.89)	(2.62)
Class 2
Year Ended 12/31/2022	$41.99	0.45	(1.71)	(1.26)
Year Ended 12/31/2021	$31.92	0.50(c)	9.57	10.07
Year Ended 12/31/2020	$29.61	0.31	2.00	2.31
Year Ended 12/31/2019	$23.16	0.27	6.18	6.45
Year Ended 12/31/2018	$25.79	0.20	(2.83)	(2.63)
Class 3
Year Ended 12/31/2022	$42.62	0.51	(1.74)	(1.23)
Year Ended 12/31/2021	$32.35	0.55(c)	9.72	10.27
Year Ended 12/31/2020	$29.98	0.35	2.02	2.37
Year Ended 12/31/2019	$23.42	0.31	6.25	6.56
Year Ended 12/31/2018	$26.05	0.23	(2.86)	(2.63)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.15 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$42.02	(2.75%)	0.81%	0.81%	1.37%	30%	$318,668
Year Ended 12/31/2021	$43.21	31.90%	0.80%	0.80%	1.48%	24%	$403,832
Year Ended 12/31/2020	$32.76	8.05%	0.79%	0.79%	1.41%	41%	$583,965
Year Ended 12/31/2019	$30.32	28.20%	0.79%	0.79%	1.25%	39%	$534,959
Year Ended 12/31/2018	$23.65	(9.97%)	0.79%	0.79%	1.00%	36%	$442,931
Class 2
Year Ended 12/31/2022	$40.73	(3.00%)	1.06%	1.06%	1.13%	30%	$74,701
Year Ended 12/31/2021	$41.99	31.55%	1.05%	1.05%	1.28%	24%	$74,122
Year Ended 12/31/2020	$31.92	7.80%	1.04%	1.04%	1.16%	41%	$52,184
Year Ended 12/31/2019	$29.61	27.85%	1.04%	1.04%	1.00%	39%	$54,158
Year Ended 12/31/2018	$23.16	(10.20%)	1.04%	1.04%	0.76%	36%	$40,488
Class 3
Year Ended 12/31/2022	$41.39	(2.89%)	0.93%	0.93%	1.26%	30%	$84,045
Year Ended 12/31/2021	$42.62	31.75%	0.93%	0.93%	1.41%	24%	$87,819
Year Ended 12/31/2020	$32.35	7.91%	0.92%	0.92%	1.29%	41%	$62,589
Year Ended 12/31/2019	$29.98	28.01%	0.91%	0.91%	1.12%	39%	$67,484
Year Ended 12/31/2018	$23.42	(10.10%)	0.92%	0.92%	0.88%	36%	$53,581
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
CTIVP® – Victory Sycamore Established Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.77% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Victory Capital Management Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
20	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.83%	0.85%
Class 2	1.08	1.10
Class 3	0.955	0.975
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $147,196,749 and $207,987,910, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,600,000	3.59	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each
22	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Victory Sycamore Established Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Victory Sycamore Established Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
26	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
28	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
30	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2022	31

CTIVP® – Victory Sycamore Established Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7038_12_B01_(02/23)

Annual Report
December 31, 2022
Variable Portfolio – Partners Core Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Core Equity Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
J.P. Morgan Investment Management Inc.
Scott Davis
Shilpee Raina, CFA
David Small
T. Rowe Price Associates, Inc.
Shawn Driscoll
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-17.35	7.84	10.80
Class 2	05/03/10	-17.55	7.57	10.53
Class 3	05/01/06	-17.43	7.71	10.67
S&P 500 Index		-18.11	9.42	12.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	99.9
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	5.7
Consumer Discretionary	11.2
Consumer Staples	7.0
Energy	2.5
Financials	10.7
Health Care	18.6
Industrials	11.3
Information Technology	24.5
Materials	2.5
Real Estate	1.5
Utilities	4.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 98.54% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
During the annual period ended December 31, 2022, the Fund was managed by two subadvisers. As of December 31, 2022, J.P. Morgan Investment Management Inc. (JPMorgan) managed approximately 49.10% and T. Rowe Price Associates, Inc. (T. Rowe Price) managed approximately 50.90% of the Fund’s assets.
For the 12-month period that ended December 31, 2022, Class 2 shares of Variable Portfolio – Partners Core Equity Fund returned -17.55%. The Fund outperformed its benchmark, the S&P 500 Index, which returned -18.11% for the same time period.
Market overview
Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The U.S. Federal Reserve (the Fed) embarked on a strategy of aggressive short-term interest rate hikes that began in March 2022, as well as comments that suggested it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.
The benchmark S&P 500 Index faced its worst year since 2008, returning -18.11% for the year. Communication services and consumer discretionary were the worst performing sectors in 2022, returning -39.89% and -37.03% respectively. Energy and utilities were the only sectors which closed in the green, returning 65.72% and 1.47% respectively.
The Fund’s notable contributors during the period
JPMorgan
•	The largest contributions to performance in our portion of the Fund’s portfolio during the period came from the pharmaceuticals and medical technology, industrial cyclicals, and semiconductors and technology hardware industries.
•	Individual top contributors to performance during the period included AbbVie, Inc., Norfolk Southern Corp. and Northrop Grumman Corp.
○	Within the health care sector, our overweight in biotechnology company AbbVie contributed to performance during the year. AbbVie’s stock not only benefited from the growth-to-value rotation, but also from the success of the company’s rheumatoid arthritis drug Rinvoq and psoriasis drug Skyrizi. AbbVie continues to see strong performance given their existing pipeline. In addition, given their earnings-per-share growth visibility and reasonable valuation, we remain overweight the name.
○	Within the industrials sector, an overweight in road and rail company Norfolk Southern contributed to performance during the period. The stock outperformed as the company’s revenue per unit was stronger than consensus, which was boosted by fuel surcharges. We remain positive on the stock and are optimistic that management may continue to improve service and headcount issues, driving further improvements in volume and operating ratio.
○	Within industrial cyclicals, our overweight in aerospace and defense company Northrop Grumman served as a contributor to performance during the year as defense stocks outperformed given the Russia-Ukraine conflict and recession fears. Defense prime contractors seem expensive particularly with the backdrop of flat topline growth anticipated next year and sustained supply chain issues. As a result, we currently prefer names with more secular growth and margin opportunity in commercial aerospace over defense.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
T. Rowe Price
•	During the period, both stock selection and sector allocation contributed to relative performance in our portion of the Fund.
○	Stock selection in consumer discretionary contributed the most to relative performance.
○	Within industrials and business services, stock selection and an overweight allocation were beneficial.
○	An underweight allocation and stock selection in communication services also added value.
•	Individual top contributors to relative performance during the period included O’Reilly Automotive, Inc. Avoiding Tesla, Inc. and an underweight position in Meta Platforms, Inc. also contributed to relative performance.
○	O’Reilly Automotive is an aftermarket auto parts retailer. The company benefited from a resilient “do it yourself” (DIY) consumer and outperformance in its DIY business segment as more people opted to maintain their current vehicles instead of buying new in the current inflationary, high interest-rate environment. Free cash flow also remained impressive, and the company continued to buy back its stock.
○	Not owning Tesla contributed to relative performance, as the company meaningfully underperformed for the year. At this time, we do not foresee holding Tesla within the portfolio, as the stock does not fit our investment framework, and we consider it to have an unattractive risk/return dynamic and increased competition within the electric vehicle space.
○	Our underweight to Meta Platforms benefited relative results, as shares of the technology conglomerate sold off sharply due to a combination of headwinds from Apple iOS privacy changes, a significant drop in advertising demand with macro headwinds putting downward pressure on advertiser budgets, and a material step-up in investments around the metaverse initiative.
The Fund’s notable detractors during the period
JPMorgan
•	Detracting most from performance in our portion of the Fund during the period were commodities, media and basic materials.
•	Individual holdings that detracted most from performance in our portion of the Fund during the period included Shopify, Inc., Advanced Micro Devices, Inc. and Snap, Inc.
○	Within IT services, our overweight in Shopify detracted as the stock underperformed due to slowing e-commerce growth and increasing capital intensity from the company’s pivot towards building the Shopify Fulfillment Network (SFN). Amazon’s Buy-with-Prime product also added competitive concerns. As such, we eliminated our position in Shopify and, until we get more clarity on the general e-commerce growth trajectory and SFN build-out, we will remain on the sidelines.
○	Within semiconductors, an overweight in Advanced Micro Devices detracted from performance amid market volatility in leading growth stocks. Shares were under pressure throughout the year as the company saw a large correction in their PC segment, which had been a beneficiary of COVID-driven demand. We are now moving into a period in which some semiconductor companies are shipping below consumption and clearing out inventory. Given that Advanced Micro Devices’ share gains seem to be accelerating in datacenter and should remain strong, in our view, well into 2024, we remain comfortable with our overweight position.
○	Within interactive media, our overweight in Snap detracted from performance during the year. The company’s share price underperformed after being hard hit by a slowdown in advertising due to the weakening macro environment. While we have observed a slowdown in digital advertising in general, Snap has seen higher volatility due to being a smaller platform and its vertical exposure to some weaker categories. We ultimately sold the position over the summer as we felt there was too little visibility to have any confidence in the near-term numbers.
6	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
T. Rowe Price
•	An underweight exposure to energy, the best-performing sector in the benchmark, detracted the most from relative performance in our portion of the Fund. Stock selection in materials also weighed on relative returns.
•	Individual detractors from performance in our portion of the Fund during the period included Alphabet, Inc. Not owning ExxonMobil Corporation or Chevron Corporation detracted from relative performance.
○	ExxonMobil and Chevron recorded positive, double-digit absolute returns within the benchmark for the period, benefiting from strong global demand in oil and gas amid a highly supportive macroeconomic backdrop. We did not own the stocks during the period, and this detracted from relative performance.
○	Alphabet shares fell significantly for the year, as overall revenue growth slowed. Investors also were concerned about declining advertisement spending and likely weak spending trends in 2023.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,023.30	1,021.61	3.50	3.50	0.69
Class 2	1,000.00	1,000.00	1,021.90	1,020.36	4.76	4.76	0.94
Class 3	1,000.00	1,000.00	1,022.60	1,021.01	4.11	4.10	0.81
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.9%
Issuer	Shares	Value ($)
Communication Services 5.7%
Diversified Telecommunication Services 0.6%
Verizon Communications, Inc.	382,152	15,056,789
Entertainment 0.5%
Activision Blizzard, Inc.	25,024	1,915,587
Electronic Arts, Inc.	100,676	12,300,594
Total		14,216,181
Interactive Media & Services 4.6%
Alphabet, Inc., Class A(a)	523,298	46,170,583
Alphabet, Inc., Class C(a)	773,387	68,622,628
Meta Platforms, Inc., Class A(a)	35,101	4,224,054
Total		119,017,265
Total Communication Services		148,290,235
Consumer Discretionary 11.2%
Automobiles 0.7%
Tesla, Inc.(a)	154,457	19,026,013
Hotels, Restaurants & Leisure 2.7%
Booking Holdings, Inc.(a)	5,400	10,882,512
Marriott International, Inc., Class A	49,277	7,336,852
McDonald’s Corp.	189,830	50,025,900
Total		68,245,264
Internet & Direct Marketing Retail 2.1%
Amazon.com, Inc.(a)	650,467	54,639,228
Multiline Retail 1.6%
Dollar General Corp.	171,536	42,240,740
Specialty Retail 3.5%
Home Depot, Inc. (The)	49,753	15,714,983
Lowe’s Companies, Inc.	78,493	15,638,945
O’Reilly Automotive, Inc.(a)	24,143	20,377,416
Ross Stores, Inc.	110,971	12,880,404
TJX Companies, Inc. (The)	169,905	13,524,438
Ulta Beauty, Inc.(a)	26,652	12,501,654
Total		90,637,840
Textiles, Apparel & Luxury Goods 0.6%
NIKE, Inc., Class B	127,692	14,941,241
Total Consumer Discretionary		289,730,326
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 6.9%
Beverages 2.7%
Coca-Cola Co. (The)	704,850	44,835,509
Constellation Brands, Inc., Class A	48,879	11,327,708
Keurig Dr. Pepper, Inc.	390,179	13,913,783
Total		70,077,000
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	31,016	14,158,804
Sysco Corp.	137,305	10,496,967
Walmart, Inc.	112,283	15,920,607
Total		40,576,378
Food Products 1.9%
General Mills, Inc.	179,200	15,025,920
Hershey Co. (The)	69,878	16,181,648
Mondelez International, Inc., Class A	259,094	17,268,615
Total		48,476,183
Household Products 0.8%
Procter & Gamble Co. (The)	133,921	20,297,067
Total Consumer Staples		179,426,628
Energy 2.5%
Energy Equipment & Services 1.0%
Baker Hughes Co.	905,891	26,750,961
Oil, Gas & Consumable Fuels 1.5%
ConocoPhillips Co.	176,254	20,797,972
Pioneer Natural Resources Co.	74,403	16,992,901
Total		37,790,873
Total Energy		64,541,834
Financials 10.7%
Banks 4.1%
Bank of America Corp.	512,977	16,989,798
JPMorgan Chase & Co.	176,730	23,699,493
Truist Financial Corp.	669,990	28,829,670
U.S. Bancorp	370,074	16,138,927
Wells Fargo & Co.	493,070	20,358,860
Total		106,016,748
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 3.7%
Charles Schwab Corp. (The)	150,302	12,514,144
Goldman Sachs Group, Inc. (The)	29,321	10,068,245
Morgan Stanley	349,787	29,738,891
Raymond James Financial, Inc.	94,789	10,128,205
S&P Global, Inc.	98,353	32,942,354
Total		95,391,839
Insurance 2.9%
Allstate Corp. (The)	95,022	12,884,983
Chubb Ltd.	74,541	16,443,745
Hartford Financial Services Group, Inc. (The)	220,370	16,710,657
Progressive Corp. (The)	226,268	29,349,222
Total		75,388,607
Total Financials		276,797,194
Health Care 18.6%
Biotechnology 4.5%
AbbVie, Inc.	282,467	45,649,492
Regeneron Pharmaceuticals, Inc.(a)	58,798	42,422,169
Vertex Pharmaceuticals, Inc.(a)	97,401	28,127,461
Total		116,199,122
Health Care Equipment & Supplies 2.5%
Boston Scientific Corp.(a)	563,421	26,069,490
Intuitive Surgical, Inc.(a)	47,887	12,706,815
ResMed, Inc.	33,246	6,919,490
STERIS PLC	94,546	17,461,701
Total		63,157,496
Health Care Providers & Services 6.1%
AmerisourceBergen Corp.	81,613	13,524,090
Centene Corp.(a)	211,996	17,385,792
CVS Health Corp.	135,500	12,627,245
Elevance Health, Inc.	56,307	28,883,802
Quest Diagnostics, Inc.	78,588	12,294,306
UnitedHealth Group, Inc.	139,793	74,115,453
Total		158,830,688
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 3.3%
Agilent Technologies, Inc.	68,700	10,280,955
Danaher Corp.	83,490	22,159,916
Mettler-Toledo International, Inc.(a)	9,704	14,026,647
Thermo Fisher Scientific, Inc.	71,554	39,404,072
Total		85,871,590
Pharmaceuticals 2.2%
Bristol-Myers Squibb Co.	415,637	29,905,082
Eli Lilly & Co.	32,792	11,996,625
Merck & Co., Inc.	133,400	14,800,730
Total		56,702,437
Total Health Care		480,761,333
Industrials 11.3%
Aerospace & Defense 1.1%
L3Harris Technologies, Inc.	49,780	10,364,694
Northrop Grumman Corp.	35,037	19,116,537
Total		29,481,231
Building Products 0.8%
Trane Technologies PLC	120,558	20,264,594
Commercial Services & Supplies 0.5%
Republic Services, Inc.	100,309	12,938,858
Electrical Equipment 2.6%
AMETEK, Inc.	108,300	15,131,676
Eaton Corp. PLC	256,895	40,319,671
Emerson Electric Co.	118,704	11,402,706
Total		66,854,053
Machinery 2.4%
Cummins, Inc.	91,231	22,104,359
Deere & Co.	51,628	22,136,021
Dover Corp.	58,379	7,905,100
IDEX Corp.	40,526	9,253,302
Total		61,398,782
Professional Services 1.4%
Booz Allen Hamilton Holding Corp.	120,258	12,569,366
Leidos Holdings, Inc.	94,636	9,954,761
Verisk Analytics, Inc.	73,588	12,982,395
Total		35,506,522

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 2.5%
CSX Corp.	593,846	18,397,349
Norfolk Southern Corp.	96,703	23,829,554
Old Dominion Freight Line, Inc.	24,363	6,913,732
Uber Technologies, Inc.(a)	645,696	15,968,062
Total		65,108,697
Total Industrials		291,552,737
Information Technology 24.5%
Electronic Equipment, Instruments & Components 0.4%
TE Connectivity Ltd.	95,865	11,005,302
IT Services 4.5%
Accenture PLC, Class A	107,611	28,714,919
Broadridge Financial Solutions, Inc.	109,180	14,644,314
MasterCard, Inc., Class A	108,174	37,615,345
Visa, Inc., Class A	164,255	34,125,619
Total		115,100,197
Semiconductors & Semiconductor Equipment 7.6%
Advanced Micro Devices, Inc.(a)	222,250	14,395,133
Analog Devices, Inc.	83,867	13,756,704
Applied Materials, Inc.	202,371	19,706,888
ASML Holding NV	16,901	9,234,706
Broadcom, Inc.	27,103	15,154,100
KLA Corp.	73,023	27,531,862
Micron Technology, Inc.	213,200	10,655,736
NVIDIA Corp.	145,956	21,330,010
NXP Semiconductors NV	237,960	37,604,819
Teradyne, Inc.	113,984	9,956,502
Texas Instruments, Inc.	99,760	16,482,347
Total		195,808,807
Software 8.6%
Intuit, Inc.	66,894	26,036,483
Microsoft Corp.	765,727	183,636,649
Oracle Corp.	169,178	13,828,610
Total		223,501,742
Technology Hardware, Storage & Peripherals 3.4%
Apple, Inc.	672,382	87,362,593
Total Information Technology		632,778,641
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.5%
Chemicals 2.0%
Eastman Chemical Co.	142,055	11,568,959
Linde PLC	34,772	11,341,931
PPG Industries, Inc.	145,261	18,265,118
Sherwin-Williams Co. (The)	39,200	9,303,336
Total		50,479,344
Construction Materials 0.5%
Vulcan Materials Co.	80,500	14,096,355
Total Materials		64,575,699
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITS) 1.5%
Prologis, Inc.	336,735	37,960,137
Total Real Estate		37,960,137
Utilities 4.5%
Electric Utilities 3.3%
NextEra Energy, Inc.	534,312	44,668,483
PG&E Corp.(a)	366,736	5,963,128
Southern Co. (The)	311,239	22,225,577
Xcel Energy, Inc.	189,484	13,284,723
Total		86,141,911
Multi-Utilities 1.2%
Ameren Corp.	308,083	27,394,741
WEC Energy Group, Inc.	36,778	3,448,305
Total		30,843,046
Total Utilities		116,984,957
Total Common Stocks (Cost $2,658,749,626)		2,583,399,721

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	3,501,781	3,500,730
Total Money Market Funds (Cost $3,500,730)		3,500,730
Total Investments in Securities (Cost: $2,662,250,356)		2,586,900,451
Other Assets & Liabilities, Net		410,001
Net Assets		2,587,310,452

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	32,304,518	445,185,461	(473,991,578)	2,329	3,500,730	(1,844)	355,179	3,501,781
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	148,290,235	—	—	148,290,235
Consumer Discretionary	289,730,326	—	—	289,730,326
Consumer Staples	179,426,628	—	—	179,426,628
Energy	64,541,834	—	—	64,541,834
Financials	276,797,194	—	—	276,797,194
Health Care	480,761,333	—	—	480,761,333
Industrials	291,552,737	—	—	291,552,737
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	632,778,641	—	—	632,778,641
Materials	64,575,699	—	—	64,575,699
Real Estate	37,960,137	—	—	37,960,137
Utilities	116,984,957	—	—	116,984,957
Total Common Stocks	2,583,399,721	—	—	2,583,399,721
Money Market Funds	3,500,730	—	—	3,500,730
Total Investments in Securities	2,586,900,451	—	—	2,586,900,451
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	13

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,658,749,626)	$2,583,399,721
Affiliated issuers (cost $3,500,730)	3,500,730
Receivable for:
Investments sold	11,423,166
Capital shares sold	134
Dividends	1,619,445
Foreign tax reclaims	20,359
Prepaid expenses	23,844
Total assets	2,599,987,399
Liabilities
Due to custodian	20,359
Payable for:
Investments purchased	11,171,800
Capital shares purchased	1,174,940
Management services fees	48,237
Distribution and/or service fees	164
Service fees	1,852
Compensation of board members	198,930
Compensation of chief compliance officer	504
Other expenses	60,161
Total liabilities	12,676,947
Net assets applicable to outstanding capital stock	$2,587,310,452
Represented by
Trust capital	$2,587,310,452
Total - representing net assets applicable to outstanding capital stock	$2,587,310,452
Class 1
Net assets	$2,550,752,658
Shares outstanding	85,388,174
Net asset value per share	$29.87
Class 2
Net assets	$11,041,962
Shares outstanding	380,981
Net asset value per share	$28.98
Class 3
Net assets	$25,515,832
Shares outstanding	867,665
Net asset value per share	$29.41
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$38,952,526
Dividends — affiliated issuers	355,179
Foreign taxes withheld	(121,732)
Total income	39,185,973
Expenses:
Management services fees	18,857,025
Distribution and/or service fees
Class 2	29,103
Class 3	35,530
Service fees	24,178
Compensation of board members	41,214
Custodian fees	30,729
Printing and postage fees	15,356
Audit fees	54,500
Legal fees	47,741
Interest on collateral	8
Interest on interfund lending	368
Compensation of chief compliance officer	428
Other	46,569
Total expenses	19,182,749
Net investment income	20,003,224
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	80,885,117
Investments — affiliated issuers	(1,844)
Futures contracts	(2,157,114)
Net realized gain	78,726,159
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(661,634,436)
Investments — affiliated issuers	2,329
Net change in unrealized appreciation (depreciation)	(661,632,107)
Net realized and unrealized loss	(582,905,948)
Net decrease in net assets resulting from operations	$(562,902,724)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	15

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$20,003,224	$15,073,505
Net realized gain	78,726,159	771,184,254
Net change in unrealized appreciation (depreciation)	(661,632,107)	(22,901,158)
Net increase (decrease) in net assets resulting from operations	(562,902,724)	763,356,601
Decrease in net assets from capital stock activity	(152,668,685)	(587,945,720)
Total increase (decrease) in net assets	(715,571,409)	175,410,881
Net assets at beginning of year	3,302,881,861	3,127,470,980
Net assets at end of year	$2,587,310,452	$3,302,881,861

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	927,486	28,019,410	5,448,922	171,600,336
Redemptions	(5,614,948)	(177,484,540)	(25,917,436)	(753,572,961)
Net decrease	(4,687,462)	(149,465,130)	(20,468,514)	(581,972,625)
Class 2
Subscriptions	35,520	1,094,619	21,302	652,265
Redemptions	(35,680)	(1,092,841)	(53,149)	(1,681,208)
Net increase (decrease)	(160)	1,778	(31,847)	(1,028,943)
Class 3
Subscriptions	8,401	260,399	23,798	763,604
Redemptions	(112,158)	(3,465,732)	(181,965)	(5,707,756)
Net decrease	(103,757)	(3,205,333)	(158,167)	(4,944,152)
Total net decrease	(4,791,379)	(152,668,685)	(20,658,528)	(587,945,720)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$36.14	0.22	(6.49)	(6.27)
Year Ended 12/31/2021	$27.91	0.16	8.07	8.23
Year Ended 12/31/2020	$23.85	0.24	3.82	4.06
Year Ended 12/31/2019	$18.84	0.27	4.74	5.01
Year Ended 12/31/2018	$20.48	0.24	(1.88)	(1.64)
Class 2
Year Ended 12/31/2022	$35.15	0.14	(6.31)	(6.17)
Year Ended 12/31/2021	$27.21	0.08	7.86	7.94
Year Ended 12/31/2020	$23.31	0.18	3.72	3.90
Year Ended 12/31/2019	$18.47	0.21	4.63	4.84
Year Ended 12/31/2018	$20.12	0.18	(1.83)	(1.65)
Class 3
Year Ended 12/31/2022	$35.62	0.18	(6.39)	(6.21)
Year Ended 12/31/2021	$27.54	0.12	7.96	8.08
Year Ended 12/31/2020	$23.57	0.21	3.76	3.97
Year Ended 12/31/2019	$18.65	0.24	4.68	4.92
Year Ended 12/31/2018	$20.29	0.21	(1.85)	(1.64)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$29.87	(17.35%)	0.68%(c),(d)	0.68%(c),(d)	0.72%	75%	$2,550,753
Year Ended 12/31/2021	$36.14	29.49%	0.68%(c)	0.68%(c)	0.50%	99%	$3,254,887
Year Ended 12/31/2020	$27.91	17.02%	0.68%	0.68%	1.02%	92%	$3,085,119
Year Ended 12/31/2019	$23.85	26.59%	0.70%	0.69%	1.25%	129%	$2,237,714
Year Ended 12/31/2018	$18.84	(8.01%)	0.70%	0.69%	1.13%	55%	$1,775,821
Class 2
Year Ended 12/31/2022	$28.98	(17.55%)	0.93%(c),(d)	0.93%(c),(d)	0.47%	75%	$11,042
Year Ended 12/31/2021	$35.15	29.18%	0.93%(c)	0.93%(c)	0.26%	99%	$13,396
Year Ended 12/31/2020	$27.21	16.73%	0.93%	0.93%	0.76%	92%	$11,239
Year Ended 12/31/2019	$23.31	26.21%	0.95%	0.94%	1.00%	129%	$10,760
Year Ended 12/31/2018	$18.47	(8.20%)	0.95%	0.94%	0.88%	55%	$9,255
Class 3
Year Ended 12/31/2022	$29.41	(17.43%)	0.81%(c),(d)	0.81%(c),(d)	0.59%	75%	$25,516
Year Ended 12/31/2021	$35.62	29.34%	0.80%(c)	0.80%(c)	0.38%	99%	$34,599
Year Ended 12/31/2020	$27.54	16.84%	0.80%	0.80%	0.89%	92%	$31,113
Year Ended 12/31/2019	$23.57	26.38%	0.83%	0.81%	1.13%	129%	$32,859
Year Ended 12/31/2018	$18.65	(8.08%)	0.83%	0.82%	1.00%	55%	$31,196
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	19

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Variable Portfolio – Partners Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
At December 31, 2022, the Fund had no outstanding derivatives.
22	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,157,114)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	12,497,766

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.67% of the Fund’s average daily net assets.
24	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2022 through April 30, 2023	Voluntary expense cap May 1, 2022 through June 30, 2022	Contractual expense cap prior to May 1, 2022
Class 1	0.69%	0.69%	0.69%
Class 2	0.94	0.94	0.94
Class 3	0.815	0.815	0.815
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,095,306,945 and $2,203,523,915, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
26	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	481,818	2.67	11
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain;
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual
28	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
(10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
32	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
34	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
36	Variable Portfolio – Partners Core Equity Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – Partners Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7053_12_B01_(02/23)

Annual Report
December 31, 2022
Variable Portfolio – Partners Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Small Cap Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Segall Bryant & Hamill, LLC
Mark Dickherber, CFA, CPA
Shaun Nicholson
William Blair Investment Management, LLC
William Heaphy, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-12.94	3.14	7.01
Class 2	05/03/10	-13.16	2.88	6.74
Class 3	08/14/01	-13.06	3.00	6.87
Russell 2000 Value Index		-14.48	4.13	8.48
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadvisers or a different allocation of the Fund’s assets among subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	97.9
Money Market Funds	2.1
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	0.5
Consumer Discretionary	10.5
Consumer Staples	4.2
Energy	4.1
Financials	19.1
Health Care	7.6
Industrials	22.2
Information Technology	11.9
Materials	7.3
Real Estate	8.4
Utilities	4.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
During the annual period ended December 31, 2022, the Fund was managed by two independent money management firms and each invested a portion of the portfolio’s assets. Segall Bryant & Hamill LLC (Segall Bryant) and William Blair Investment Management, LLC (William Blair) managed approximately 44.96% and 55.04% of the portfolio, respectively.
At December 31, 2022, approximately 85.41% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Variable Portfolio – Partners Small Cap Value Fund returned -13.16%. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -14.48% over the same time period.
Market overview
Major U.S. stock indexes fell sharply in 2022, the worst year for U.S. equities since the 2008 global financial crisis as measured by the S&P 500 Index. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The Federal Reserve’s (Fed) aggressive short-term interest rate hikes that began in March 2022, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.
The Fund’s notable contributors during the period
Segall Bryant
•	The top three sectors contributing to our portion of Fund performance during the period were: industrials, driven by security selection and overweights relative to the benchmark; real estate, also driven by security selection but by an underweight relative to the benchmark; and consumer discretionary, driven by both allocation/selection and a relative underweight to the benchmark.
•	Among portfolio holdings, SPX Technologies, Inc., Modine Manufacturing Co. and Helmerich & Payne, Inc. were top contributors to Fund performance.
○	SPX Technologies has been successful with its acquisition and divestiture efforts and strong adherence to return on invested capital (ROIC), which have put the firm in a stronger financial position.
○	Modine Manufacturing also made a positive contribution, thanks to its new management team’s focus and execution on ROIC improvement.
○	Helmerich & Payne optimized their drilling fleet while focusing capital allocation on debt reduction and shareholder returns. The company’s strategy, alongside rising energy prices, helped drive strong performance.
William Blair
•	The relative outperformance of our portion of the Fund during the period was driven by a combination of stock selection and style allocations.
•	Among sectors, health care holdings were a major contributor to relative performance in our portion of the Fund. Not being exposed to the poorly performing biotechnology subsector contributed to this result, but several of the portfolio’s health care holdings posted significantly positive returns.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Performance was also positively impacted by a relative outperformance by holdings in information technology, which held up much better than the benchmark peers in a difficult market for the sector. The Fund’s relative underweight position to the poorly performing communication services sector, mainly the media and entertainment subsector, was another contributor.
•	Among portfolio holdings that contributed to performance in our portion of the Fund, specialty health care company Lantheus Holdings, Inc. has benefited from evidence of resumed hospital volumes and increasing comfort with upside potential from the Progenics Pharmaceuticals acquisition, namely its new prostate diagnostic, has the potential to reverse recent share underperformance in our view. The company was also getting recognition from the market for its forthcoming PYL Imaging agent, which aims to improve upon current techniques for prostate cancer diagnosis. In May of 2022 the company received FDA approval to begin marketing its state-of-the-art agent for the identification of prostate cancer, which we believe significantly added to the company’s prospect of future earnings.
•	Another contributor, Matador Resources Co., a leading independent oil and gas exploration and production (E&P) company, was purchased in December 2020. We saw it as one of few E&P companies that would have increased production, reduced capital expenditures, and improved capital efficiency in 2021, providing it with above-average cash flow growth. As energy shares surged in 2021 and 2022, the stock hit our price target, at which point we sold it.
•	Federal Signal Corp. serves municipal and industrial customers by manufacturing street sweepers, vacuum trucks, and water blasters, as well as security equipment including police sirens, warning systems, and signaling products. Purchased in March 2022, the company’s shares traded near pre-COVID levels due to supply chain issues, which we believe will improve. In our view, a proven management team, a consistent organic and acquisition growth strategy, and an advantageous mix of products have positioned the company to emerge from its recent challenges stronger with higher earnings power.
The Fund’s notable detractors during the period
Segall Bryant
•	The consumer staples sector, driven by security selection and an overweight relative to the benchmark, detracted from performance in our portion of the Fund during the period.
•	The energy sector, driven by allocation and a relative underweight, also weighed on performance.
•	Security selection and an overweight, relative the benchmark, in the materials sector, also detracted.
•	Among Fund holdings that detracted from performance, medical device company Orthofix Medical, Inc., was impacted by delays and suspensions of elective surgeries, which slowed growth materially.
•	Specialty food company Hain Celestial Group, Inc. faced significant inflationary and supply chain issues over the past year and the invasion of Ukraine further accelerated these issues. Although Hain aggressively raised prices to offset these higher costs, the timing of a full recovery and the overall elasticity of their price increases are more in question as future demand patterns become less clear.
•	Glatfelter Corp., a manufacturer of engineered materials, was also a detractor. The company continued to be under substantial pressure due to its manufacturing footprint having sizeable exposure to the European Union, including many facilities in Germany. Given the natural gas and overall energy crisis that has unfolded in Glatfelter’s core manufacturing markets, along with higher-than-desired leverage during this uncertain backdrop, we exited the position during the period.
William Blair
•	Performance in our potion of the Fund was hampered by holdings in the energy, utilities and financials sectors.
○	Our portion of the Fund was significantly underweighted in the energy sector, relative to the benchmark, in the first half of the year, which was a large drag on relative performance as oil and natural gas prices spiked.
○	Our exposure to companies serving the offshore drilling market was also a cause of relative underperformance as the market favored companies benefiting from the increase in onshore shale drilling.
6	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	The Fund’s relative underweight to the utility and financials sectors was a detractor, as was the property and casualty subsector.
•	Among Fund holdings that detracted from performance, Cognyte Software Ltd., dealt with supply chain issues on hardware that they sold to host their software, followed by lower conversions on the pipeline. Part of the pipeline conversion was related to the inability to travel related to COVID-19. Many companies were able to close deals during the COVID-19 pandemic over online platforms. However, due to the secure nature of their products, most of their customers (security agencies around the world) were not comfortable discussing deals on virtual meetings. Cognyte also struggled as countries responded to the Russia/Ukraine crisis and focused their spending on defense versus security software, which drove revenues down and had an outsized impact on earnings.
•	Great Lakes Dredge and Dock Corp. experienced outsized declines due to temporary, company-specific issues. The stock declined over 40% after the company reported a challenging third quarter due to adverse weather conditions and multiple operational issues.
•	The shares of Graftech International Ltd., a leading supplier of graphite electrodes to steelmaking electric arc furnaces, declined as Mexican regulators issued a temporary shutdown notice in September 2022 for the company’s Monterrey facility where it has been operating since the 1960’s. The duration of the shutdown was unknown, but we believed the company would eventually be able to restart operations. This proved to be correct as production re-started in the fourth quarter of 2022.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,042.10	1,020.76	4.40	4.36	0.86
Class 2	1,000.00	1,000.00	1,041.10	1,019.50	5.68	5.62	1.11
Class 3	1,000.00	1,000.00	1,041.50	1,020.16	5.02	4.96	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.9%
Issuer	Shares	Value ($)
Communication Services 0.5%
Media 0.5%
John Wiley & Sons, Inc., Class A	76,813	3,077,129
Total Communication Services		3,077,129
Consumer Discretionary 10.3%
Auto Components 1.7%
Adient PLC(a)	80,514	2,793,031
Modine Manufacturing Co.(a)	195,678	3,886,165
Standard Motor Products, Inc.	100,020	3,480,696
Total		10,159,892
Automobiles 0.7%
Harley-Davidson, Inc.	30,065	1,250,704
Winnebago Industries, Inc.	52,866	2,786,038
Total		4,036,742
Hotels, Restaurants & Leisure 1.3%
Bloomin’ Brands, Inc.	168,137	3,382,917
Cracker Barrel Old Country Store, Inc.	23,260	2,203,652
El Pollo Loco Holdings, Inc.	150,648	1,500,454
Papa John’s International, Inc.	9,894	814,375
Total		7,901,398
Household Durables 1.8%
La-Z-Boy, Inc.	129,177	2,947,819
Taylor Morrison Home Corp., Class A(a)	112,560	3,416,196
Tri Pointe Homes, Inc.(a)	162,131	3,014,016
Universal Electronics, Inc.(a)	56,625	1,178,366
Total		10,556,397
Internet & Direct Marketing Retail 0.2%
Quotient Technology, Inc.(a)	298,461	1,023,721
Multiline Retail 0.5%
Ollie’s Bargain Outlet Holdings, Inc.(a)	68,906	3,227,557
Specialty Retail 1.2%
American Eagle Outfitters, Inc.	95,520	1,333,459
Designer Brands, Inc.	204,556	2,000,558
Urban Outfitters, Inc.(a)	162,520	3,876,102
Total		7,210,119
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 2.9%
Carter’s, Inc.	74,821	5,582,395
Gildan Activewear, Inc.	87,541	2,398,623
Oxford Industries, Inc.	25,340	2,361,181
PVH Corp.	24,770	1,748,514
Steven Madden Ltd.	152,111	4,861,468
Total		16,952,181
Total Consumer Discretionary		61,068,007
Consumer Staples 4.1%
Food & Staples Retailing 0.3%
Sprouts Farmers Market, Inc.(a)	54,065	1,750,084
Food Products 1.5%
Hain Celestial Group, Inc. (The)(a)	302,349	4,892,007
TreeHouse Foods, Inc.(a)	86,507	4,271,716
Total		9,163,723
Household Products 0.8%
Central Garden & Pet Co., Class A(a)	82,848	2,965,958
Spectrum Brands Holdings, Inc.	28,879	1,759,309
Total		4,725,267
Personal Products 1.5%
Coty, Inc., Class A(a)	763,936	6,539,292
Edgewell Personal Care Co.	64,813	2,497,893
Total		9,037,185
Total Consumer Staples		24,676,259
Energy 4.0%
Energy Equipment & Services 2.2%
Dril-Quip, Inc.(a)	227,425	6,179,137
Expro Group Holdings NV(a)	198,595	3,600,527
Helmerich & Payne, Inc.	66,941	3,318,266
Total		13,097,930
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 1.8%
Earthstone Energy, Inc., Class A(a)	173,089	2,463,056
PDC Energy, Inc.	35,876	2,277,409
Range Resources Corp.	92,130	2,305,093
SM Energy Co.	100,276	3,492,613
Total		10,538,171
Total Energy		23,636,101
Financials 18.8%
Banks 16.0%
Ameris Bancorp	84,125	3,965,652
Atlantic Union Bankshares Corp.	98,734	3,469,513
Banc of California, Inc.	192,920	3,073,216
Berkshire Hills Bancorp, Inc.	108,047	3,230,605
Community Bank System, Inc.	37,485	2,359,681
ConnectOne Bancorp, Inc.	111,079	2,689,223
Dime Community Bancshares, Inc.	111,489	3,548,695
Eastern Bankshares, Inc.	198,565	3,425,246
Enterprise Financial Services Corp.	133,565	6,539,342
First BanCorp	78,033	3,342,934
First Merchants Corp.	87,958	3,615,953
Glacier Bancorp, Inc.	73,116	3,613,393
Hancock Whitney Corp.	79,688	3,856,102
Lakeland Financial Corp.	18,594	1,356,804
National Bank Holdings Corp., Class A	98,199	4,131,232
Old National Bancorp	221,735	3,986,795
Pacific Premier Bancorp, Inc.	178,564	5,635,480
Seacoast Banking Corp. of Florida	238,959	7,453,131
Simmons First National Corp., Class A	138,284	2,984,169
South State Corp.	40,412	3,085,860
Texas Capital Bancshares, Inc.(a)	67,305	4,059,165
Umpqua Holdings Corp.	143,050	2,553,443
United Community Banks, Inc.	114,908	3,883,890
Veritex Holdings, Inc.	99,407	2,791,349
Washington Federal, Inc.	99,642	3,342,989
WesBanco, Inc.	85,032	3,144,483
Total		95,138,345
Capital Markets 0.4%
BrightSphere Investment Group, Inc.	127,883	2,631,832
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.9%
Green Dot Corp., Class A(a)	76,867	1,216,036
PRA Group, Inc.(a)	112,937	3,815,012
Total		5,031,048
Diversified Financial Services 0.5%
Compass Diversified Holdings	158,485	2,889,181
Insurance 0.4%
Argo Group International Holdings Ltd.	85,335	2,205,910
eHealth, Inc.(a)	47,994	232,291
Total		2,438,201
Thrifts & Mortgage Finance 0.6%
MGIC Investment Corp.	250,003	3,250,039
Total Financials		111,378,646
Health Care 7.4%
Biotechnology 1.1%
Alkermes PLC(a)	64,977	1,697,849
BioCryst Pharmaceuticals, Inc.(a)	216,006	2,479,749
Blueprint Medicines Corp.(a)	16,699	731,583
Immunogen, Inc.(a)	284,237	1,409,816
Total		6,318,997
Health Care Equipment & Supplies 4.3%
Angiodynamics, Inc.(a)	66,893	921,117
ICU Medical, Inc.(a)	45,032	7,091,639
Integer Holdings Corp.(a)	58,806	4,025,859
Lantheus Holdings, Inc.(a)	57,497	2,930,047
NuVasive, Inc.(a)	46,809	1,930,403
Orthofix Medical, Inc.(a)	349,234	7,169,774
SurModics, Inc.(a)	41,362	1,411,271
Total		25,480,110
Health Care Providers & Services 1.0%
ModivCare, Inc.(a)	27,432	2,461,473
Owens & Minor, Inc.(a)	94,175	1,839,238
Pediatrix Medical Group, Inc.(a)	109,715	1,630,365
Total		5,931,076
Health Care Technology 0.5%
NextGen Healthcare, Inc.(a)	152,235	2,858,973

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.2%
NeoGenomics, Inc.(a)	134,019	1,238,336
Pharmaceuticals 0.3%
ANI Pharmaceuticals, Inc.(a)	52,162	2,098,477
Total Health Care		43,925,969
Industrials 21.7%
Aerospace & Defense 1.3%
AAR Corp.(a)	73,385	3,294,986
Aerojet Rocketdyne Holdings, Inc.(a)	9,672	540,955
Mercury Systems, Inc.(a)	88,076	3,940,520
Total		7,776,461
Air Freight & Logistics 0.6%
HUB Group, Inc., Class A(a)	44,495	3,536,907
Building Products 2.3%
Apogee Enterprises, Inc.	102,597	4,561,463
Armstrong World Industries, Inc.	41,297	2,832,561
PGT, Inc.(a)	151,634	2,723,347
Quanex Building Products Corp.	147,336	3,488,916
Total		13,606,287
Commercial Services & Supplies 3.7%
ABM Industries, Inc.	87,257	3,875,956
Brady Corp., Class A	72,750	3,426,525
Deluxe Corp.	137,532	2,335,293
KAR Auction Services, Inc.(a)	165,638	2,161,576
MillerKnoll, Inc.	119,343	2,507,397
SP Plus Corp.(a)	229,196	7,957,685
Total		22,264,432
Construction & Engineering 1.6%
Granite Construction, Inc.	110,691	3,881,934
Great Lakes Dredge & Dock Corp.(a)	259,973	1,546,839
Sterling Infrastructure, Inc.(a)	133,290	4,371,912
Total		9,800,685
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 2.9%
AZZ, Inc.	103,212	4,149,122
EnerSys	56,975	4,207,034
GrafTech International Ltd.	326,023	1,551,870
Regal Rexnord Corp.	62,502	7,498,990
Total		17,407,016
Machinery 6.5%
Albany International Corp., Class A	45,813	4,516,704
Astec Industries, Inc.	103,556	4,210,587
CIRCOR International, Inc.(a)	155,851	3,734,190
Columbus McKinnon Corp.	54,848	1,780,914
Desktop Metal, Inc., Class A(a)	177,679	241,643
Federal Signal Corp.	71,172	3,307,363
Hillenbrand, Inc.	79,974	3,412,491
Mueller Water Products, Inc., Class A	155,710	1,675,440
REV Group, Inc.	309,389	3,904,489
SPX Technologies, Inc.(a)	96,595	6,341,462
Tennant Co.	15,878	977,608
Terex Corp.	101,239	4,324,930
Total		38,427,821
Professional Services 1.7%
CBIZ, Inc.(a)	87,110	4,081,103
Huron Consulting Group, Inc.(a)	14,993	1,088,492
KBR, Inc.	87,982	4,645,450
Total		9,815,045
Road & Rail 1.1%
Marten Transport Ltd.	160,432	3,173,345
Werner Enterprises, Inc.	79,080	3,183,761
Total		6,357,106
Total Industrials		128,991,760
Information Technology 11.7%
Communications Equipment 1.1%
AudioCodes Ltd.	148,829	2,662,551
Netscout Systems, Inc.(a)	119,510	3,885,270
Total		6,547,821

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 4.6%
Advanced Energy Industries, Inc.	30,496	2,615,947
Belden, Inc.	153,616	11,044,990
FARO Technologies, Inc.(a)	93,347	2,745,335
Knowles Corp.(a)	238,563	3,917,205
Methode Electronics, Inc.	100,486	4,458,564
Plexus Corp.(a)	23,689	2,438,309
Total		27,220,350
IT Services 2.1%
Conduent, Inc.(a)	1,185,286	4,800,408
CSG Systems International, Inc.	71,299	4,078,303
MAXIMUS, Inc.	46,602	3,417,325
Total		12,296,036
Semiconductors & Semiconductor Equipment 0.6%
Kulicke & Soffa Industries, Inc.	75,692	3,350,128
Software 3.3%
Cognyte Software Ltd.(a)	293,771	913,628
NCR Corp.(a)	76,167	1,783,069
OneSpan, Inc.(a)	34,048	380,997
Progress Software Corp.	281,380	14,195,621
Verint Systems, Inc.(a)	72,050	2,613,974
Total		19,887,289
Total Information Technology		69,301,624
Materials 7.1%
Chemicals 1.8%
Element Solutions, Inc.	151,710	2,759,605
Minerals Technologies, Inc.	52,032	3,159,383
Orion Engineered Carbons SA	206,407	3,676,109
Sensient Technologies Corp.	20,732	1,511,777
Total		11,106,874
Construction Materials 0.5%
Summit Materials, Inc., Class A(a)	104,531	2,967,644
Containers & Packaging 1.7%
Greif, Inc., Class A	48,538	3,254,958
Myers Industries, Inc.	139,614	3,103,619
Silgan Holdings, Inc.	70,987	3,679,966
Total		10,038,543
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 3.0%
Alamos Gold, Inc., Class A	389,171	3,934,519
Compass Minerals International, Inc.	154,751	6,344,791
Kaiser Aluminum Corp.	45,198	3,433,240
Materion Corp.	38,557	3,374,123
Schnitzer Steel Industries, Inc., Class A	22,369	685,610
Total		17,772,283
Paper & Forest Products 0.1%
Glatfelter Corp.	212,411	590,503
Total Materials		42,475,847
Real Estate 8.2%
Equity Real Estate Investment Trusts (REITS) 8.0%
Brandywine Realty Trust	170,715	1,049,897
CareTrust REIT, Inc.	136,156	2,529,779
Cousins Properties, Inc.	77,079	1,949,328
Elme Communities	176,640	3,144,192
Empire State Realty Trust, Inc., Class A	577,189	3,890,254
Equity Commonwealth	524,016	13,084,680
Four Corners Property Trust, Inc.	117,542	3,047,864
Kite Realty Group Trust	207,721	4,372,527
Pebblebrook Hotel Trust	154,101	2,063,412
Physicians Realty Trust	143,321	2,073,855
STAG Industrial, Inc.	83,232	2,689,226
Sunstone Hotel Investors, Inc.	255,764	2,470,680
Terreno Realty Corp.	42,789	2,433,410
UMH Properties, Inc.	186,011	2,994,777
Total		47,793,881
Real Estate Management & Development 0.2%
DigitalBridge Group, Inc.	86,528	946,616
Total Real Estate		48,740,497
Utilities 4.1%
Electric Utilities 2.0%
Allete, Inc.	58,252	3,757,837
OGE Energy Corp.	88,608	3,504,446
PNM Resources, Inc.	90,552	4,418,032
Total		11,680,315

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 1.2%
New Jersey Resources Corp.	75,051	3,724,031
Spire, Inc.	48,848	3,363,673
Total		7,087,704
Multi-Utilities 0.9%
Avista Corp.	45,899	2,035,162
NorthWestern Corp.	58,736	3,485,394
Total		5,520,556
Total Utilities		24,288,575
Total Common Stocks (Cost $633,966,023)		581,560,414

Rights 0.0%

Health Care 0.0%
Biotechnology 0.0%
Aduro Biotech CVR(a),(b),(c),(d)	4,550	4,869
Total Health Care		4,869
Rights (continued)
Issuer	Shares	Value ($)
Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(d)	185,100	0
Total Industrials		0
Total Rights (Cost $—)		4,869

Money Market Funds 2.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(e),(f)	12,307,405	12,303,713
Total Money Market Funds (Cost $12,302,456)		12,303,713
Total Investments in Securities (Cost: $646,268,479)		593,868,996
Other Assets & Liabilities, Net		(131,817)
Net Assets		593,737,179

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $4,869, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2022, the total market value of these securities amounted to $4,869, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Aduro Biotech CVR	10/21/2021	4,550	—	4,869

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	17,679,884	113,733,840	(119,111,905)	1,894	12,303,713	(2,061)	203,997	12,307,405
Abbreviation Legend
CVR	Contingent Value Rights
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,077,129	—	—	3,077,129
Consumer Discretionary	61,068,007	—	—	61,068,007
Consumer Staples	24,676,259	—	—	24,676,259
Energy	23,636,101	—	—	23,636,101
Financials	111,378,646	—	—	111,378,646
Health Care	43,925,969	—	—	43,925,969
Industrials	128,991,760	—	—	128,991,760
Information Technology	69,301,624	—	—	69,301,624
Materials	42,475,847	—	—	42,475,847
Real Estate	48,740,497	—	—	48,740,497
Utilities	24,288,575	—	—	24,288,575
Total Common Stocks	581,560,414	—	—	581,560,414
Rights
Health Care	—	—	4,869	4,869
Industrials	—	—	0*	0*
Total Rights	—	—	4,869	4,869
Money Market Funds	12,303,713	—	—	12,303,713
Total Investments in Securities	593,864,127	—	4,869	593,868,996

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	15

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $633,966,023)	$581,565,283
Affiliated issuers (cost $12,302,456)	12,303,713
Receivable for:
Investments sold	67,918
Capital shares sold	90
Dividends	612,909
Foreign tax reclaims	8,174
Expense reimbursement due from Investment Manager	584
Prepaid expenses	10,195
Total assets	594,568,866
Liabilities
Payable for:
Investments purchased	203,652
Capital shares purchased	448,483
Management services fees	14,102
Distribution and/or service fees	334
Service fees	4,183
Compensation of board members	136,959
Compensation of chief compliance officer	116
Other expenses	23,858
Total liabilities	831,687
Net assets applicable to outstanding capital stock	$593,737,179
Represented by
Trust capital	$593,737,179
Total - representing net assets applicable to outstanding capital stock	$593,737,179
Class 1
Net assets	$509,055,383
Shares outstanding	15,571,360
Net asset value per share	$32.69
Class 2
Net assets	$12,362,820
Shares outstanding	390,379
Net asset value per share	$31.67
Class 3
Net assets	$72,318,976
Shares outstanding	2,249,168
Net asset value per share	$32.15
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$9,145,894
Dividends — affiliated issuers	203,997
Foreign taxes withheld	(27,513)
Total income	9,322,378
Expenses:
Management services fees	5,568,670
Distribution and/or service fees
Class 2	31,023
Class 3	98,773
Service fees	54,908
Compensation of board members	13,703
Custodian fees	19,198
Printing and postage fees	23,582
Audit fees	29,500
Legal fees	20,342
Compensation of chief compliance officer	92
Other	15,086
Total expenses	5,874,877
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(119,334)
Total net expenses	5,755,543
Net investment income	3,566,835
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,753,894
Investments — affiliated issuers	(2,061)
Net realized gain	15,751,833
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(114,534,417)
Investments — affiliated issuers	1,894
Net change in unrealized appreciation (depreciation)	(114,532,523)
Net realized and unrealized loss	(98,780,690)
Net decrease in net assets resulting from operations	$(95,213,855)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	17

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$3,566,835	$2,368,525
Net realized gain	15,751,833	231,910,793
Net change in unrealized appreciation (depreciation)	(114,532,523)	(47,794,056)
Net increase (decrease) in net assets resulting from operations	(95,213,855)	186,485,262
Decrease in net assets from capital stock activity	(68,297,056)	(187,908,126)
Total decrease in net assets	(163,510,911)	(1,422,864)
Net assets at beginning of year	757,248,090	758,670,954
Net assets at end of year	$593,737,179	$757,248,090

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	179,875	5,947,452	2,975,268	102,803,357
Redemptions	(1,947,589)	(66,363,768)	(7,484,942)	(277,462,924)
Net decrease	(1,767,714)	(60,416,316)	(4,509,674)	(174,659,567)
Class 2
Subscriptions	80,815	2,661,690	176,557	6,277,270
Redemptions	(51,278)	(1,688,812)	(91,680)	(3,249,897)
Net increase	29,537	972,878	84,877	3,027,373
Class 3
Subscriptions	12,670	413,447	63,120	2,226,610
Redemptions	(277,160)	(9,267,065)	(532,846)	(18,502,542)
Net decrease	(264,490)	(8,853,618)	(469,726)	(16,275,932)
Total net decrease	(2,002,667)	(68,297,056)	(4,894,523)	(187,908,126)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$37.55	0.19	(5.05)	(4.86)
Year Ended 12/31/2021	$30.28	0.12	7.15	7.27
Year Ended 12/31/2020	$29.04	0.16	1.08	1.24
Year Ended 12/31/2019	$24.24	0.28	4.52	4.80
Year Ended 12/31/2018	$28.01	0.25	(4.02)	(3.77)
Class 2
Year Ended 12/31/2022	$36.47	0.11	(4.91)	(4.80)
Year Ended 12/31/2021	$29.47	0.03	6.97	7.00
Year Ended 12/31/2020	$28.34	0.10	1.03	1.13
Year Ended 12/31/2019	$23.71	0.22	4.41	4.63
Year Ended 12/31/2018	$27.48	0.18	(3.95)	(3.77)
Class 3
Year Ended 12/31/2022	$36.98	0.15	(4.98)	(4.83)
Year Ended 12/31/2021	$29.85	0.07	7.06	7.13
Year Ended 12/31/2020	$28.67	0.13	1.05	1.18
Year Ended 12/31/2019	$23.96	0.25	4.46	4.71
Year Ended 12/31/2018	$27.73	0.21	(3.98)	(3.77)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$32.69	(12.94%)	0.89%	0.87%	0.57%	23%	$509,055
Year Ended 12/31/2021	$37.55	24.01%	0.88%(c)	0.88%(c)	0.33%	104%	$651,132
Year Ended 12/31/2020	$30.28	4.27%	0.90%	0.88%	0.68%	91%	$661,480
Year Ended 12/31/2019	$29.04	19.80%	0.89%	0.88%	1.02%	75%	$566,653
Year Ended 12/31/2018	$24.24	(13.46%)	0.88%	0.88%	0.88%	60%	$574,250
Class 2
Year Ended 12/31/2022	$31.67	(13.16%)	1.14%	1.12%	0.34%	23%	$12,363
Year Ended 12/31/2021	$36.47	23.75%	1.14%(c)	1.13%(c)	0.10%	104%	$13,159
Year Ended 12/31/2020	$29.47	3.99%	1.15%	1.13%	0.41%	91%	$8,133
Year Ended 12/31/2019	$28.34	19.53%	1.14%	1.13%	0.81%	75%	$8,276
Year Ended 12/31/2018	$23.71	(13.72%)	1.13%	1.13%	0.65%	60%	$6,673
Class 3
Year Ended 12/31/2022	$32.15	(13.06%)	1.01%	0.99%	0.44%	23%	$72,319
Year Ended 12/31/2021	$36.98	23.89%	1.01%(c)	1.01%(c)	0.20%	104%	$92,957
Year Ended 12/31/2020	$29.85	4.12%	1.02%	1.01%	0.54%	91%	$89,057
Year Ended 12/31/2019	$28.67	19.66%	1.01%	1.00%	0.92%	75%	$94,282
Year Ended 12/31/2018	$23.96	(13.60%)	1.01%	1.00%	0.74%	60%	$89,379
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	21

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Variable Portfolio – Partners Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.86% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
24	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.86%	0.88%
Class 2	1.11	1.13
Class 3	0.985	1.005
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $150,138,299 and $210,260,428, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
26	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	29

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
30	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
32	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
34	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2022	35

Variable Portfolio – Partners Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7058_12_B01_(02/23)

Annual Report
December 31, 2022
CTIVP® – Morgan Stanley Advantage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Morgan Stanley Advantage Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Morgan Stanley Advantage Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Morgan Stanley Investment Management Inc.
Dennis Lynch
Sam Chainani, CFA
Jason Yeung, CFA
Armistead Nash
David Cohen
Alexander Norton
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-41.07	5.40	10.36
Class 2	05/07/10	-41.21	5.14	10.07
Russell 1000 Growth Index		-29.14	10.96	14.10
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Morgan Stanley Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	97.7
Money Market Funds	2.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	9.5
Consumer Discretionary	20.2
Consumer Staples	3.8
Financials	7.2
Health Care	15.1
Industrials	9.5
Information Technology	31.2
Materials	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 97.67% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of CTIVP® – Morgan Stanley Advantage Fund returned -41.21%. The Fund significantly underperformed its benchmark, the Russell 1000 Growth Index, which returned -29.14% over the same period.
Market overview
Stubbornly high inflation, rapidly rising interest rates and moderating economic growth were significant headwinds to U.S. equity market performance in 2022. The Russia/Ukraine war and China’s widespread COVID-19 lockdowns worsened supply-chain bottlenecks and drove food and energy prices higher. The U.S. Federal Reserve and other central banks around the world responded with larger-than-normal interest rates increases in an effort to bring inflation down, compounding economic uncertainty and contributing to elevated volatility in stock and bond markets. While tightening financial conditions helped slow some segments of the economy and inflation appeared to be receding from peak levels in the last months of the period, the jobs market remained resilient and inflation rates were still historically high at year-end 2022.
Amid this backdrop, U.S. large-cap growth equities, as measured by the benchmark, declined significantly during the period overall. Outside of the energy sector’s notable outperformance and a modestly positive return from utilities, all other sectors in the benchmark posted negative total returns. Communication services, consumer discretionary and information technology were weakest.
The Fund’s notable detractors during the period
•	During the period, the Fund’s underperformance compared to the benchmark was attributable primarily to stock selection.
○	The Fund usually underperforms when the equity market favors lower quality, more speculative securities or when the market is highly rotational or thematic. The Fund typically outperforms when high quality stocks are in favor and when stock selection, rather than themes or sectors, matters. Due to our investment philosophy and process, stock selection typically drives the majority of the Fund’s relative performance over most time periods.
○	Our stock selection focuses on finding high quality companies, developing the insights around competitive advantage and niche characteristics that can make them successful over time, and having the perspective to hold them when there are short-term disruptions, as long as those disruptions do not affect the investment thesis.
•	Stock selection in the information technology, communication services and industrials sectors detracted most during the period.
•	Having an overweighted allocation to communication services, which was the weakest sector in the benchmark during the period, also hurt.
•	Among individual holdings, detracting most from the Fund’s results relative to the benchmark was an overweight position in Shopify, Inc. Shopify operates a cloud-based software and services platform that enables merchants to build an e-commerce presence. We attribute its stock’s weakness during the period both to the broader sell-off in high-growth equities and to investor concerns around the company’s ongoing reinvestment plans geared towards building out greater fulfillment and warehousing capabilities. Slower growth across e-commerce following a period of heightened demand earlier in the COVID-19 pandemic and emergence of new competition to its Shop Pay payment services business also pressured its stock.
•	Snowflake, Inc. is a cloud data platform provider. Its platform enables customers to consolidate data into a single source and therefore derive important business insights, build data-driven applications, and share data more effectively. During the period, Snowflake experienced healthy fundamentals despite macroeconomic headwinds, including strong
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
demand for its Data Cloud, as enterprises increasingly move their data to the public cloud to store, process and better analyze more data in their daily business operations. However, Snowflake’s stock declined on weak market conditions for high-growth equities broadly.
•	Roblox Corp. is a video game platform provider primarily focused on children under the age of 13. Its platform serves three primary functions — acting as a browser or interface for playing games; serving as a game engine for the creation of new games; and providing the infrastructure for hosting games. Though the company posted year-over-year revenue growth, its shares were weak during the period, as investors were disappointed by its management’s lower-than-expected near-term profit guidance. The company has been accelerating infrastructure investments to accommodate a larger user base, which may impede near-term profitability, but we believed at the end of the period that such investments will strengthen the company’s positioning over the longer term.
The Fund’s notable contributors during the period
•	Favorable stock selection in the consumer discretionary sector contributed positively to the Fund’s results during the period.
•	Having a position in cash, albeit modest, during a period when the benchmark declined significantly, further boosted the Fund’s relative results.
•	From an individual security perspective, the Fund benefited most relative to the benchmark from having an underweight position in software and cloud computing services provider Microsoft Corp. Shares in Microsoft weakened during the period on mixed earnings results, characterized by solid deal activity and ongoing enterprise migration to cloud computing but slower demand across its personal computer and advertising businesses and lower consumption among its cloud computing customers.
•	Similarly, an underweight position in NVIDIA Corp., a leading maker of graphics processing units, proved beneficial. Its shares performed poorly during the period due to weaker demand in its datacenter and gaming-oriented businesses, resulting, in turn, from broader macroeconomic headwinds. The Fund’s position in NVIDIA was sold during the period.
•	An underweight Fund position in social networking platform and Facebook parent company Meta Platforms Inc. contributed positively to relative results as well. Shares of Meta Platforms declined during the period due to weaker demand across the advertising market, challenges in efficiently tracking and targeting users following new privacy measures instated on the Apple ecosystem, and greater competitive pressures from other large social networks.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The value of the Fund’s portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	975.20	1,021.51	3.52	3.60	0.71
Class 2	1,000.00	1,000.00	973.80	1,020.26	4.75	4.86	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Communication Services 9.3%
Entertainment 1.1%
Roblox Corp., Class A(a)	449,321	12,787,676
Interactive Media & Services 6.7%
Alphabet, Inc., Class C(a)	576,521	51,154,709
Meta Platforms, Inc., Class A(a)	107,386	12,922,831
ZoomInfo Technologies, Inc.(a)	549,056	16,532,076
Total		80,609,616
Media 1.5%
Trade Desk, Inc. (The), Class A(a)	414,067	18,562,623
Total Communication Services		111,959,915
Consumer Discretionary 19.8%
Hotels, Restaurants & Leisure 3.2%
Airbnb, Inc., Class A(a)	130,094	11,123,037
Domino’s Pizza, Inc.	78,462	27,179,237
Total		38,302,274
Internet & Direct Marketing Retail 9.1%
Amazon.com, Inc.(a)	868,788	72,978,192
Chewy, Inc., Class A(a)	641,096	23,771,839
DoorDash, Inc., Class A(a)	276,640	13,505,565
Total		110,255,596
Specialty Retail 7.5%
AutoZone, Inc.(a)	19,107	47,121,301
Floor & Decor Holdings, Inc., Class A(a)	51,619	3,594,231
Home Depot, Inc. (The)	124,615	39,360,894
Total		90,076,426
Total Consumer Discretionary		238,634,296
Consumer Staples 3.7%
Food & Staples Retailing 2.6%
Costco Wholesale Corp.	69,668	31,803,442
Food Products 1.1%
McCormick & Co., Inc.	158,151	13,109,136
Total Consumer Staples		44,912,578
Financials 7.0%
Capital Markets 1.6%
Intercontinental Exchange, Inc.	189,972	19,489,227
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 5.4%
Brown & Brown, Inc.	330,101	18,805,854
Progressive Corp. (The)	355,604	46,125,395
Total		64,931,249
Total Financials		84,420,476
Health Care 14.7%
Health Care Equipment & Supplies 1.7%
Intuitive Surgical, Inc.(a)	76,086	20,189,420
Health Care Technology 1.5%
Veeva Systems Inc., Class A(a)	115,660	18,665,211
Life Sciences Tools & Services 4.7%
Danaher Corp.	76,148	20,211,202
Illumina, Inc.(a)	81,297	16,438,253
Thermo Fisher Scientific, Inc.	35,453	19,523,613
Total		56,173,068
Pharmaceuticals 6.8%
Eli Lilly & Co.	80,372	29,403,293
Royalty Pharma PLC, Class A	1,346,133	53,199,176
Total		82,602,469
Total Health Care		177,630,168
Industrials 9.3%
Aerospace & Defense 4.3%
Axon Enterprise, Inc.(a)	57,355	9,516,915
HEICO Corp., Class A	97,998	11,745,060
Lockheed Martin Corp.	63,152	30,722,817
Total		51,984,792
Road & Rail 5.0%
Uber Technologies, Inc.(a)	795,676	19,677,067
Union Pacific Corp.	198,264	41,054,527
Total		60,731,594
Total Industrials		112,716,386
Information Technology 30.5%
Electronic Equipment, Instruments & Components 2.6%
Adyen NV(a)	22,199	30,817,759
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 8.1%
Block, Inc., Class A(a)	90,092	5,661,381
Cloudflare, Inc.(a)	407,158	18,407,613
Okta, Inc.(a)	126,189	8,622,495
Shopify, Inc., Class A(a)	578,100	20,065,851
Snowflake, Inc., Class A(a)	142,261	20,420,144
Visa, Inc., Class A	121,129	25,165,761
Total		98,343,245
Semiconductors & Semiconductor Equipment 5.1%
ASML Holding NV	111,808	61,091,891
Software 7.6%
Datadog, Inc., Class A(a)	249,036	18,304,146
Microsoft Corp.	306,047	73,396,192
Total		91,700,338
Technology Hardware, Storage & Peripherals 7.1%
Apple, Inc.	664,754	86,371,487
Total Information Technology		368,324,720
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.4%
Chemicals 3.4%
Sherwin-Williams Co. (The)	173,748	41,235,613
Total Materials		41,235,613
Total Common Stocks (Cost $1,415,568,152)		1,179,834,152

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	28,019,178	28,010,773
Total Money Market Funds (Cost $28,008,018)		28,010,773
Total Investments in Securities (Cost: $1,443,576,170)		1,207,844,925
Other Assets & Liabilities, Net		(2,737)
Net Assets		1,207,842,188

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	149,748,884	373,021,221	(494,772,387)	13,055	28,010,773	(46,264)	993,026	28,019,178
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	111,959,915	—	—	111,959,915
Consumer Discretionary	238,634,296	—	—	238,634,296
Consumer Staples	44,912,578	—	—	44,912,578
Financials	84,420,476	—	—	84,420,476
Health Care	177,630,168	—	—	177,630,168
Industrials	112,716,386	—	—	112,716,386
Information Technology	337,506,961	30,817,759	—	368,324,720
Materials	41,235,613	—	—	41,235,613
Total Common Stocks	1,149,016,393	30,817,759	—	1,179,834,152
Money Market Funds	28,010,773	—	—	28,010,773
Total Investments in Securities	1,177,027,166	30,817,759	—	1,207,844,925
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,415,568,152)	$1,179,834,152
Affiliated issuers (cost $28,008,018)	28,010,773
Foreign currency (cost $1,355)	1,363
Receivable for:
Capital shares sold	3,304
Dividends	187,816
Prepaid expenses	15,600
Total assets	1,208,053,008
Liabilities
Payable for:
Capital shares purchased	20,159
Management services fees	23,188
Distribution and/or service fees	166
Service fees	1,374
Compensation of board members	136,941
Compensation of chief compliance officer	246
Audit fees	14,750
Other expenses	13,996
Total liabilities	210,820
Net assets applicable to outstanding capital stock	$1,207,842,188
Represented by
Trust capital	$1,207,842,188
Total - representing net assets applicable to outstanding capital stock	$1,207,842,188
Class 1
Net assets	$1,183,777,247
Shares outstanding	33,474,681
Net asset value per share	$35.36
Class 2
Net assets	$24,064,941
Shares outstanding	702,355
Net asset value per share	$34.26
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	11

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$6,570,867
Dividends — affiliated issuers	993,026
Interfund lending	3,600
Foreign taxes withheld	(111,259)
Total income	7,456,234
Expenses:
Management services fees	9,556,377
Distribution and/or service fees
Class 2	72,816
Service fees	19,383
Compensation of board members	25,752
Custodian fees	10,682
Printing and postage fees	19,513
Audit fees	29,610
Legal fees	29,752
Compensation of chief compliance officer	150
Other	26,730
Total expenses	9,790,765
Net investment loss	(2,334,531)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(396,230,907)
Investments — affiliated issuers	(46,264)
Foreign currency translations	(19,217)
Net realized loss	(396,296,388)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(426,437,701)
Investments — affiliated issuers	13,055
Foreign currency translations	16
Net change in unrealized appreciation (depreciation)	(426,424,630)
Net realized and unrealized loss	(822,721,018)
Net decrease in net assets resulting from operations	$(825,055,549)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment loss	$(2,334,531)	$(11,892,942)
Net realized gain (loss)	(396,296,388)	361,853,437
Net change in unrealized appreciation (depreciation)	(426,424,630)	(415,129,345)
Net decrease in net assets resulting from operations	(825,055,549)	(65,168,850)
Increase in net assets from capital stock activity	46,513,043	217,285,953
Total increase (decrease) in net assets	(778,542,506)	152,117,103
Net assets at beginning of year	1,986,384,694	1,834,267,591
Net assets at end of year	$1,207,842,188	$1,986,384,694

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,160,086	51,274,625	7,298,747	447,072,798
Redemptions	(36,204)	(1,603,224)	(3,593,672)	(235,388,856)
Net increase	1,123,882	49,671,401	3,705,075	211,683,942
Class 2
Subscriptions	58,154	2,446,134	227,756	14,336,865
Redemptions	(132,018)	(5,604,492)	(139,424)	(8,734,854)
Net increase (decrease)	(73,864)	(3,158,358)	88,332	5,602,011
Total net increase	1,050,018	46,513,043	3,793,407	217,285,953
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$60.00	(0.07)	(24.57)	(24.64)
Year Ended 12/31/2021	$62.57	(0.36)	(2.21)	(2.57)
Year Ended 12/31/2020	$35.57	(0.19)	27.19	27.00
Year Ended 12/31/2019	$27.97	(0.02)	7.62	7.60
Year Ended 12/31/2018	$27.18	0.02	0.77	0.79
Class 2
Year Ended 12/31/2022	$58.28	(0.17)	(23.85)	(24.02)
Year Ended 12/31/2021	$60.93	(0.51)	(2.14)	(2.65)
Year Ended 12/31/2020	$34.72	(0.30)	26.51	26.21
Year Ended 12/31/2019	$27.37	(0.10)	7.45	7.35
Year Ended 12/31/2018	$26.67	(0.06)	0.76	0.70

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$35.36	(41.07%)	0.70%	0.70%	(0.16%)	82%	$1,183,777
Year Ended 12/31/2021	$60.00	(4.11%)	0.67%	0.67%	(0.55%)	73%	$1,941,145
Year Ended 12/31/2020	$62.57	75.91%	0.68%(c)	0.68%(c)	(0.42%)	70%	$1,792,357
Year Ended 12/31/2019	$35.57	27.17%	0.66%	0.66%	(0.05%)	80%	$2,345,237
Year Ended 12/31/2018	$27.97	2.91%	0.67%	0.67%	0.07%	71%	$1,893,796
Class 2
Year Ended 12/31/2022	$34.26	(41.21%)	0.95%	0.95%	(0.42%)	82%	$24,065
Year Ended 12/31/2021	$58.28	(4.35%)	0.92%	0.92%	(0.80%)	73%	$45,239
Year Ended 12/31/2020	$60.93	75.49%	0.93%(c)	0.93%(c)	(0.66%)	70%	$41,911
Year Ended 12/31/2019	$34.72	26.85%	0.91%	0.91%	(0.30%)	80%	$19,150
Year Ended 12/31/2018	$27.37	2.62%	0.92%	0.92%	(0.19%)	71%	$13,254
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	15

Notes to Financial Statements
December 31, 2022
Note 1. Organization
CTIVP® – Morgan Stanley Advantage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	17

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s
18	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.69% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Morgan Stanley Investment Management Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.73%	0.74%
Class 2	0.98	0.99
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,247,800,113 and $1,079,419,041, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
20	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	7,966,667	2.39	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain;
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual
22	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
(10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Morgan Stanley Advantage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Morgan Stanley Advantage Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
24	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	25

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
26	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
28	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
30	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

 Approval of Subadvisory Agreement Amendment
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to CTIVP® – Morgan Stanley Advantage Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Morgan Stanley Investment Management Inc. (the Subadviser), the Subadviser provides portfolio management and related services for the Fund. At their meeting on November 4, 2022, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), approved an amendment to the Subadvisory Agreement for the purpose of reducing the fees payable thereunder by the Investment Manager to the Subadviser.
The Independent Trustees considered how the amendment to the Subadvisory Agreement would reduce the subadvisory fee rate paid to the Subadviser by the Investment Manager under the current Subadvisory Agreement. The Independent Trustees also considered that the Investment Manager had confirmed that there would not be any change to the nature or quality of the subadvisory services provided as a result of entering into the amendment, and that the Subadvisory Agreement, as amended, was substantially similar to the current subadvisory agreement in place except for the reduced fee. The Independent Trustees reviewed the performance of the Fund as well as the level of management fees paid by the Fund. The Independent Trustees noted that no management fees were proposed to change and that the level of services provided by the Investment Manager was also not proposed to change. The Independent Trustees also noted that the Contracts Committee, as part of the 2023 15(c) process, would review the continued reasonableness of each Fund’s management fee, including taking into account the reduced subadvisory fee levels.
The Independent Trustees noted the discussion, which is described below, relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and Board meetings in June 2022 (the June Meeting) and, in that connection, the discussion by independent legal counsel of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act and the factors that should be considered in determining whether to approve or renew an investment management agreement. The Independent Trustees considered that they should apply these factors in considering the amendment to the Subadvisory Agreement. The Independent Trustees also considered that they should take into account the variety of written materials and oral presentations they received at their meetings in November 2022 as well as all of the information previously considered at the June Meeting regarding the proposed 15(c) renewal of the existing Funds’ advisory and subadvisory agreements.
After considering the factors described above relating to the amendment of the Subadvisory Agreement, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the fund’s current Subadvisory Agreement in June 2022, the Board, including all of the Independent Trustees, approved the proposed amendment to the Subadvisory Agreement.
General conclusions in connection with the Trustees’ previous approval of the continuance of the Fund’s existing advisory agreements
On an annual basis, the Board, including the Independent Trustees, considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	31

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
The Board, at its June 23, 2022 Board meeting, considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadviser under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreement.
Nature, extent and quality of services provided by the Investment Manager and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadviser, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight.
32	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring the Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreement. The Board took into account the Investment Manager’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the Fund’s portfolio construction process) had been taken or were contemplated to help improve the Fund’s performance.
Additionally, the Board reviewed the performance of the Subadviser and the Investment Manager’s process for monitoring the Subadviser’s performance. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally, the Investment Manager’s evaluation of the Subadviser’s contribution to the Fund’s broader investment mandate, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors,
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	33

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing the Subadviser to provide comparable subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Board did not consider the profitability to the Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that
34	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreement did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2022	35

CTIVP® – Morgan Stanley Advantage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7035_12_B01_(02/23)

Annual Report
December 31, 2022
CTIVP® – American Century Diversified Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – American Century Diversified Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – American Century Diversified Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income.
Portfolio management
American Century Investment Management, Inc.
Robert Gahagan
Jeffrey Houston, CFA
Charles Tan
Peter Van Gelderen
Jason Greenblath
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-15.29	0.06	1.22
Class 2	05/07/10	-15.51	-0.20	0.97
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Asset-Backed Securities — Non-Agency	10.5
Commercial Mortgage-Backed Securities - Non-Agency	3.0
Corporate Bonds & Notes	27.7
Foreign Government Obligations	1.2
Inflation-Indexed Bonds	1.4
Money Market Funds	1.2
Municipal Bonds	1.9
Residential Mortgage-Backed Securities - Agency	24.1
Residential Mortgage-Backed Securities - Non-Agency	6.5
U.S. Treasury Obligations	22.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2022)
AAA rating	49.2
AA rating	5.1
A rating	15.7
BBB rating	22.2
BB rating	4.5
B rating	1.3
CCC rating	0.1
Not rated	1.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2022)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	126.5	(24.4)	102.1
Foreign Currency Derivative Contracts	0.0	(2.1)	(2.1)
Total Notional Market Value of Derivative Contracts	126.5	(26.5)	100.0
(a) The Fund has market exposure (long and/or short) to (a) The Fund has market exposure (long and/or short) to fixed income, and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements. through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 99.13% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of CTIVP®– American Century Diversified Bond Fund returned -15.51%. The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -13.01% over the same period.
Market overview
Volatility reigned in the fixed-income markets, as well as the equity markets, during the period amid high inflation, rising interest rates, geopolitical tensions and mounting recession worries.
The U.S. manufacturing sector slowed sharply into contraction territory by year-end 2022. Similarly, the services sector shrank in July 2022 to its lowest level in more than two years and remained in contraction territory through year end. Retail sales slowed more dramatically, from a 2.7% month-over-month increase in January 2022 to an 0.6% month-over-month decrease in November. Amid soaring mortgage rates, home sales declined. Business and consumer confidence declined significantly from late-2021 levels. The job market remained a bright spot, with the unemployment rate ending the year at 3.5%. However, the labor force participation rate remained below pre-pandemic levels.
The annual inflation rate, as measured by the Consumer Price Index, rose through June 2022, peaking at 9.1% before easing to 6.5% in December. The 10-year inflation breakeven rate rose through late April to more than 3% before retreating to 2.3% at year end, 26 basis points lower than a year earlier. (Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future. A basis point is 1/100th of a percentage point.) Despite inflation’s steady rise, the U.S. Federal Reserve (Fed) waited until March 2022 to start raising interest rates. After hiking rates 25 basis points in March, policymakers then increased rates 50 basis points in May, 75 basis points in June, July, September and November, and 50 basis points in December. The federal funds rate target ended the year in a range of 4.25% to 4.50%. The Fed also began reducing its record-high balance sheet during the period.
Amid this backdrop, the 10-year U.S. Treasury note ended the year with a yield of 3.88%, up 236 basis points from December 2021. The two-year U.S. Treasury yield rose from 0.73% at the end of December 2021 to 4.41% a year later, reflecting the aggressive Fed tightening. The yield curve between two years and 10 years inverted, meaning yields on shorter-term maturities were higher than those on longer-term maturities.
With interest rates rising, inflation climbing and economic uncertainty escalating, fixed-income assets declined sharply during the period.
The Fund’s notable detractors during the period
•	Underperformance of riskier assets during 2022 largely accounted for the Fund’s lagging results relative to the benchmark during the period, as decades-high inflation, soaring interest rates and mounting economic uncertainty drove weak performance among credit-sensitive securities.
•	Sector allocation decisions dampened results overall, attributable primarily to an out-of-benchmark exposure to high-yield corporate bonds.
•	An overweight position versus the benchmark in emerging markets debt also hurt.
•	Security selection as a whole detracted, especially within the securitized sector, including selection among non-agency collateralized mortgage obligations, asset-based securities and non-agency commercial mortgage-backed securities.
6	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Security selection in the investment-grade corporate bond and emerging markets debt sectors detracted from relative results as well.
The Fund’s notable contributors during the period
•	Duration positioning added value for the period overall. Given our expectations for U.S. Treasury yields to rise, the Fund maintained a slightly shorter duration relative to the benchmark during the first half of the period. As yields did rise during these months, this strategy proved beneficial. We began extending the Fund’s duration in the second half of the year, as U.S. Treasury yields climbed to multi-year highs and recession risk rose. A shorter duration means that a fund is less sensitive to changes in interest rates.
•	Yield curve positioning also contributed positively to the Fund’s relative results. The Fund’s underweighting of the short-term end of the U.S. Treasury yield curve, established due to expectations for aggressive Fed tightening, especially helped.
•	The Fund’s out-of-benchmark allocation to inflation-linked securities contributed positively, particularly in the first several months of the year when inflation expectations surged. Given the strong outperformance of inflation-linked securities, we shifted the Fund’s inflation exposure to a more defensive posture later in the period.
•	Overweighted allocations relative to the benchmark in securitized bonds and investment-grade corporate bonds modestly contributed to the Fund’s results.
•	Security selection among agency mortgage-backed securities also modestly boosted the Fund’s performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Investing in derivatives is a specialized activity that involves special risks that subject the fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	960.60	1,022.56	2.46	2.54	0.50
Class 2	1,000.00	1,000.00	959.60	1,021.31	3.68	3.80	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency(a) 10.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aaset Trust(b)
Subordinated Series 2021-2A Class B
01/15/2047	3.538%	6,905,406	5,030,339
AIMCO CLO Ltd.(b),(c)
Series 2019-10A Class CR
3-month USD LIBOR + 1.900% Floor 1.900% 07/22/2032	6.225%	4,750,000	4,464,411
Aligned Data Centers Issuer LLC(b)
Series 2022-1A Class A2
10/15/2047	6.350%	5,800,000	5,749,106
Subordinated Series 2021-1A Class B
08/15/2046	2.482%	6,300,000	5,188,036
Applebee’s Funding LLC/IHOP Funding LLC(b)
Series 2019-1A Class AII
06/07/2049	4.723%	4,950,000	4,480,299
ARES L CLO Ltd.(b),(c)
Series 2018-50A Class CR
3-month USD LIBOR + 1.900% Floor 1.900% 01/15/2032	5.979%	4,150,000	3,917,197
ARES LII CLO Ltd.(b),(c)
Series 2019-52A Class CR
3-month USD LIBOR + 2.100% Floor 2.100% 04/22/2031	6.425%	3,550,000	3,336,262
Ares XL CLO Ltd.(b),(c)
Series 2016-40A Class CRR
3-month USD LIBOR + 2.800% Floor 2.800% 01/15/2029	6.879%	6,400,000	5,838,022
Atrium IX(b),(c)
Series 209A Class BR2
3-month USD LIBOR + 1.500% Floor 1.500% 05/28/2030	6.236%	3,050,000	2,959,464
BDS Ltd.(b),(c)
Series 2021-FL7 Class C
1-month USD LIBOR + 1.700% Floor 1.700% 06/16/2036	6.039%	8,075,000	7,592,197
Blackbird Capital Aircraft(b)
Series 2021-1A Class A
07/15/2046	2.443%	5,280,899	4,332,187
Subordinated Series 2021-1A Class B
07/15/2046	3.446%	4,927,556	3,711,000
Asset-Backed Securities — Non-Agency(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Carlyle US CLO Ltd.(b),(c)
Series 2019-2A Class 2AR
3-month USD LIBOR + 1.650% Floor 1.650% 07/15/2032	5.729%		2,575,000	2,472,296
Castlelake Aircraft Securitization Trust(b)
Series 2018-1 Class A
06/15/2043	4.125%		2,703,019	2,369,162
Castlelake Aircraft Structured Trust(b)
Series 2017-1R Class A
08/15/2041	2.741%		4,040,778	3,495,405
Clsec Holdings LLC
Subordinated Series 2021-1 Class C
05/11/2037	6.171%		12,551,882	10,120,550
Cologix Canadian Issuer LP(b)
Series 2022-1CAN Class A2
01/25/2052	4.940%	CAD	10,300,000	6,939,705
Dewolf Park CLO Ltd.(b),(c)
Series 2017-1A Class CR
3-month USD LIBOR + 1.850% Floor 1.850% 10/15/2030	4.362%		5,000,000	4,716,335
DI Issuer LLC(b)
Series 2021-1A Class A2
09/15/2051	3.722%		13,188,560	11,536,379
Edgeconnex Data Centers Issuer LLC(b)
Series 2022-1 Class A2
03/25/2052	4.250%		5,821,927	5,647,519
Flexential Issuer(b)
Series 2021-1A Class A2
11/27/2051	3.250%		7,994,000	6,975,756
Goldentree Loan Management US CLO 4 Ltd.(b),(c)
Series 2019-4A Class CR
3-month USD LIBOR + 2.000% Floor 2.000% 04/24/2031	6.325%		7,785,000	7,354,599
Goodgreen(b),(d)
Series 2018-1A Class A
10/15/2053	3.930%		3,594,874	3,306,469
Goodgreen Trust(b)
Series 2021-1A Class A
10/15/2056	2.660%		2,931,921	2,376,607
Greystone CRE Notes Ltd.(b),(c)
Series 2019-FL2 Class C
1-month USD LIBOR + 2.000% Floor 2.000% 09/15/2037	6.318%		4,579,500	4,376,965
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-FL2 Class D
1-month USD LIBOR + 2.400% Floor 2.400% 09/15/2037	6.718%	3,969,000	3,798,689
KKR CLO Ltd.(b),(c)
Series 2018 Class CR
3-month USD LIBOR + 2.100% Floor 2.100% 07/18/2030	4.840%	3,525,000	3,355,345
KKR Static CLO I Ltd.(b),(c)
Series 2022-1A Class B
3-month Term SOFR + 2.600% Floor 2.600% 07/20/2031	5.077%	3,625,000	3,510,606
Lunar Aircraft Ltd.(b)
Series 2020-1A Class A
02/15/2045	3.376%	5,889,686	4,830,797
Lunar Structured Aircraft Portfolio Notes(b)
Series 2021-1 Class A
10/15/2046	2.636%	7,736,911	6,201,600
Subordinated Series 2021-1 Class B
10/15/2046	3.432%	2,856,447	2,188,018
MAPS Trust(b)
Series 2021-1A Class A
06/15/2046	2.521%	5,945,493	4,933,171
Nassau Ltd.(b),(c)
Series 2019-IA Class BR
3-month USD LIBOR + 2.600% Floor 2.600% 04/15/2031	6.679%	7,000,000	6,464,969
Navigator Aircraft ABS Ltd.(b),(d)
Series 2021-1 Class A
11/15/2046	2.771%	7,821,279	6,569,497
Octagon Investment Partners 31 LLC(b),(c)
Series 2017-1A Class CR
3-month USD LIBOR + 2.050% Floor 2.050% 07/20/2030	6.293%	5,250,000	4,988,545
Octagon Investment Partners XV Ltd.(b),(c)
Series 2013-1A Class CRR
3-month USD LIBOR + 2.000% Floor 2.000% 07/19/2030	6.227%	3,100,000	2,917,484
Palmer Square Loan Funding Ltd.(b),(c)
Series 2022-1A Class D
3-month USD LIBOR + 5.000% Floor 5.000% 04/15/2030	8.864%	4,700,000	4,158,137
Asset-Backed Securities — Non-Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-2A Class A2
3-month Term SOFR + 1.900% Floor 1.900% 10/15/2030	5.764%	3,625,000	3,460,788
Series 2022-5A Class A2
3-month Term SOFR + 2.650% Floor 2.650% 01/15/2031	5.174%	2,400,000	2,369,738
PFP Ltd.(b),(c)
Subordinated Series 2021-8 Class D
1-month USD LIBOR + 2.150% Floor 2.150% 08/09/2037	6.468%	5,700,000	5,307,427
Pioneer Aircraft Finance Ltd.(b)
Series 2019-1 Class A
06/15/2044	3.967%	6,474,642	5,145,021
Ready Capital Mortgage Financing LLC(b),(c)
Subordinated Series 2021-FL5 Class C
1-month USD LIBOR + 2.250% Floor 2.250% 04/25/2038	6.639%	3,841,000	3,662,536
Rockford Tower CLO Ltd.(b),(c)
Series 2020-1A Class C
3-month USD LIBOR + 2.350% 01/20/2032	6.593%	5,125,000	4,836,411
Sierra Timeshare Receivables Funding LLC(b)
Series 2019-2A Class C
05/20/2036	3.120%	1,419,445	1,332,189
Slam Ltd.(b)
Series 2021-1A Class A
06/15/2046	2.434%	5,024,879	4,157,283
Stack Infrastructure Issuer LLC(b)
Series 2021-1A Class A2
03/26/2046	1.877%	3,999,000	3,453,698
START Ireland(b)
Series 2019-1 Class A
03/15/2044	4.089%	5,409,829	4,612,901
Stonepeak ABS(b)
Series 2021-1A Class AA
02/28/2033	2.301%	4,784,041	4,255,863
TCI-Symphony CLO Ltd.(b),(c)
Series 2017-1A Class CR
3-month USD LIBOR + 1.800% Floor 1.800% 07/15/2030	5.879%	6,700,000	6,321,711

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wellfleet CLO Ltd.(b),(c)
Series 2022-1A Class B1
3-month Term SOFR + 2.350% Floor 2.350% 04/15/2034	6.214%	3,250,000	3,150,761
Total Asset-Backed Securities — Non-Agency (Cost $262,488,162)			234,269,452

Commercial Mortgage-Backed Securities - Non-Agency 3.0%

BBCMS Mortgage Trust(b),(c)
Subordinated Series 2019-BWAY Class E
1-month USD LIBOR + 2.850% Floor 2.850% 11/25/2034	7.168%	8,236,000	6,274,507
BX Commercial Mortgage Trust(b),(c)
Subordinated CMO Series 2021-VOLT Class F
1-month USD LIBOR + 2.400% Floor 2.400% 09/15/2036	6.718%	8,900,000	8,188,044
BX Commercial Mortgage Trust(b),(d)
Subordinated Series 2020-VIVA Class D
03/11/2044	3.549%	6,750,000	5,055,597
BX Trust(b)
Series 2019-OC11 Class C
12/09/2041	3.856%	3,439,000	2,833,718
BXMT Ltd.(b),(d)
Subordinated Series 2020-FL2 Class D
02/15/2038	6.277%	7,034,000	6,640,842
ELP Commercial Mortgage Trust(b),(c)
Subordinated Series 2021-ELP Class E
1-month USD LIBOR + 2.118% Floor 2.118% 11/15/2038	6.436%	10,484,000	9,638,856
FirstKey Homes Trust(b)
Subordinated Series 2020-SFR2 Class E
10/19/2037	2.668%	5,000,000	4,406,419
One Market Plaza Trust(b)
Subordinated Series 2017-1MKT Class B
02/10/2032	3.845%	5,370,000	5,103,482
Tricon American Homes(b)
Series 2020-SFR1 Class C
07/17/2038	2.249%	7,400,000	6,430,095
Tricon American Homes Trust(b)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	7,500,000	6,177,883
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WMRK Commercial Mortgage Trust(b),(c)
Series 2022-Class A
1-month Term SOFR + 2.789% Floor 2.789% 11/15/2027	6.289%	5,360,000	5,341,064
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $75,489,089)			66,090,507

Corporate Bonds & Notes 27.5%

Aerospace & Defense 0.3%
Lockheed Martin Corp.
01/15/2033	5.250%	1,302,000	1,346,071
Raytheon Technologies Corp.
07/01/2050	3.125%	1,250,000	880,554
TransDigm, Inc.
01/15/2029	4.625%	1,100,000	966,545
United Technologies Corp.
11/16/2028	4.125%	3,575,000	3,426,026
Total			6,619,196
Agencies 0.1%
Tennessee Valley Authority
09/15/2031	1.500%	2,100,000	1,648,529
Airlines 0.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
04/20/2026	5.500%	4,938,308	4,748,986
British Airways Pass-Through Trust(b)
03/15/2035	2.900%	819,690	663,105
Delta Air Lines, Inc./SkyMiles IP Ltd.(b)
10/20/2028	4.750%	2,577,000	2,427,300
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(b)
06/20/2027	6.500%	2,036,851	2,029,410
United Airlines Pass-Through Trust
Series 2020-1 Class B
01/15/2026	4.875%	1,636,014	1,540,103
Total			11,408,904
Automotive 0.6%
Aptiv PLC
12/01/2051	3.100%	970,000	574,995
Ford Motor Credit Co. LLC
11/13/2025	3.375%	4,245,000	3,845,013
11/04/2027	7.350%	1,065,000	1,091,306
General Motors Co.
04/01/2038	5.150%	1,303,000	1,128,418

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Motors Financial Co., Inc.
06/20/2025	2.750%	5,666,000	5,306,114
10/15/2028	2.400%	2,032,000	1,690,487
Total			13,636,333
Banking 6.0%
Banco Santander SA(e)
09/14/2027	1.722%	2,600,000	2,222,576
03/24/2028	4.175%	1,000,000	926,788
Bank of America Corp.(e)
07/22/2027	1.734%	7,060,000	6,188,331
11/10/2028	6.204%	400,000	411,774
12/20/2028	3.419%	6,065,000	5,501,147
10/22/2030	2.884%	4,902,000	4,117,713
04/27/2033	4.571%	1,425,000	1,305,652
07/22/2033	5.015%	1,775,000	1,684,086
Subordinated
09/21/2036	2.482%	2,225,000	1,640,302
Bank of Ireland Group PLC(b),(e)
09/30/2027	2.029%	1,244,000	1,050,280
Bank of Nova Scotia (The)
12/06/2024	5.250%	1,932,000	1,933,983
Citigroup, Inc.(e)
02/24/2028	3.070%	2,381,000	2,148,417
07/24/2028	3.668%	1,355,000	1,244,472
10/27/2028	3.520%	4,244,000	3,865,320
03/17/2033	3.785%	1,190,000	1,020,609
Deutsche Bank AG(e)
Subordinated
05/24/2028	4.296%	6,286,000	5,905,383
FNB Corp.
02/24/2023	2.200%	3,670,000	3,647,755
Goldman Sachs Group Inc (The)(e)
01/27/2032	1.992%	5,090,000	3,874,667
Goldman Sachs Group, Inc. (The)(e)
01/24/2025	1.757%	4,350,000	4,163,046
10/21/2027	1.948%	4,381,000	3,823,390
02/24/2028	2.640%	4,325,000	3,848,087
04/23/2029	3.814%	649,000	590,454
HSBC Holdings PLC(e)
05/24/2032	2.804%	1,755,000	1,354,726
08/11/2033	5.402%	3,015,000	2,800,716
Huntington National Bank (The)
01/10/2030	5.650%	3,095,000	3,107,732
JPMorgan Chase & Co.(e)
04/22/2027	1.578%	2,170,000	1,909,920
02/24/2028	2.947%	4,650,000	4,209,234
06/01/2029	2.069%	5,700,000	4,760,122
04/22/2031	2.522%	9,197,000	7,524,295
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley(e)
01/25/2024	0.529%	8,081,000	8,031,135
10/21/2025	1.164%	4,786,000	4,403,735
02/18/2026	2.630%	5,368,000	5,044,783
01/22/2031	2.699%	3,455,000	2,859,285
10/20/2032	2.511%	2,055,000	1,606,160
10/18/2033	6.342%	2,495,000	2,610,233
Subordinated
09/16/2036	2.484%	1,036,000	755,693
National Australia Bank Ltd.(b)
Subordinated
08/21/2030	2.332%	1,736,000	1,318,512
PNC Financial Services Group, Inc. (The)(e)
12/31/2049	3.400%	2,304,000	1,824,330
Royal Bank of Canada
11/01/2027	6.000%	3,135,000	3,264,525
Toronto-Dominion Bank (The)
09/10/2031	2.000%	1,897,000	1,493,341
01/12/2032	2.450%	2,000,000	1,617,219
06/08/2032	4.456%	1,094,000	1,039,981
Truist Financial Corp.(e)
06/06/2028	4.123%	984,000	942,008
UBS Group AG(b),(e)
08/10/2027	1.494%	4,792,000	4,121,801
US Bancorp(e)
10/21/2033	5.850%	1,035,000	1,075,054
Wells Fargo & Co.(e)
08/15/2026	4.540%	1,490,000	1,461,488
03/02/2033	3.350%	1,458,000	1,226,062
04/30/2041	3.068%	3,995,000	2,855,975
04/25/2053	4.611%	1,100,000	935,378
Total			135,267,675
Building Materials 0.4%
Builders FirstSource, Inc.(b)
03/01/2030	5.000%	5,888,000	5,248,919
Eagle Materials, Inc.
07/01/2031	2.500%	2,119,000	1,657,153
Standard Industries, Inc.(b)
07/15/2030	4.375%	2,646,000	2,167,486
Total			9,073,558
Cable and Satellite 0.6%
Charter Communications Operating LLC/Capital
07/01/2049	5.125%	1,340,000	1,022,508
04/01/2051	3.700%	1,910,000	1,162,719

The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Comcast Corp.
06/15/2035	5.650%	1,760,000	1,840,827
11/15/2035	6.500%	1,410,000	1,567,901
04/01/2040	3.750%	2,780,000	2,295,339
11/01/2056	2.937%	1,940,000	1,216,818
DISH DBS Corp.(b)
12/01/2026	5.250%	1,130,000	953,188
Time Warner Cable LLC
09/15/2042	4.500%	3,140,000	2,307,944
VTR Finance NV(b)
07/15/2028	6.375%	3,866,000	1,508,957
Total			13,876,201
Chemicals 0.2%
Albemarle Corp.
06/01/2027	4.650%	2,931,000	2,865,985
CF Industries, Inc.
03/15/2034	5.150%	1,009,000	953,516
06/01/2043	4.950%	1,480,000	1,263,159
Total			5,082,660
Construction Machinery 0.4%
Ashtead Capital, Inc.(b)
08/11/2032	5.500%	2,370,000	2,271,396
John Deere Capital Corp.
10/11/2029	4.850%	1,042,000	1,042,383
09/15/2032	4.350%	3,110,000	3,019,786
United Rentals North America, Inc.(b)
12/15/2029	6.000%	2,290,000	2,278,550
Total			8,612,115
Consumer Cyclical Services 0.1%
Block Financial LLC
08/15/2030	3.875%	2,991,000	2,619,710
Consumer Products 0.3%
Clorox Co. (The)
05/01/2032	4.600%	4,440,000	4,261,332
GSK Consumer Healthcare Capital US LLC
03/24/2052	4.000%	1,150,000	898,532
Tempur Sealy International, Inc.(b)
10/15/2031	3.875%	2,336,000	1,828,712
Total			6,988,576
Diversified Manufacturing 0.2%
Chart Industries, Inc.(b)
01/01/2030	7.500%	1,110,000	1,114,606
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wabtec Corp.(e)
09/15/2028	4.950%	3,442,000	3,308,275
Total			4,422,881
Electric 2.7%
AEP Texas, Inc.
07/01/2030	2.100%	2,760,000	2,234,151
Ameren Corp.
01/15/2031	3.500%	2,975,000	2,626,219
Ameren Illinois Co.
09/01/2032	3.850%	1,195,000	1,112,383
12/01/2052	5.900%	656,000	721,545
Baltimore Gas and Electric Co.
06/15/2031	2.250%	1,623,000	1,316,583
06/01/2052	4.550%	867,000	775,450
CenterPoint Energy Houston Electric LLC
10/01/2032	4.450%	2,520,000	2,436,870
CenterPoint Energy, Inc.
06/01/2031	2.650%	1,923,000	1,584,780
Commonwealth Edison Co.
11/15/2049	3.200%	2,730,000	1,942,969
Dominion Energy, Inc.
08/01/2041	4.900%	1,890,000	1,670,230
08/15/2052	4.850%	1,470,000	1,276,684
Duke Energy Carolinas LLC
04/15/2031	2.550%	1,050,000	877,552
Duke Energy Corp.
06/15/2031	2.550%	1,160,000	946,654
08/15/2052	5.000%	1,540,000	1,381,602
Duke Energy Florida LLC
06/15/2030	1.750%	1,845,000	1,470,082
11/15/2042	3.850%	340,000	273,404
11/15/2052	5.950%	875,000	936,452
Duke Energy Progress LLC
12/01/2044	4.150%	3,185,000	2,664,473
Entergy Arkansas LLC
06/15/2051	2.650%	1,410,000	865,191
Exelon Corp.
04/15/2046	4.450%	905,000	767,480
Exelon Corp.(b)
03/15/2052	4.100%	513,000	412,590
FEL Energy VI Sarl(b)
12/01/2040	5.750%	4,342,565	3,718,389
Florida Power & Light Co.
02/03/2032	2.450%	1,443,000	1,206,293
02/01/2042	4.125%	1,840,000	1,593,654
MidAmerican Energy Co.
10/15/2044	4.400%	2,030,000	1,785,504

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Capital Holdings, Inc.
07/15/2032	5.000%	2,265,000	2,229,070
Northern States Power Co.
04/01/2052	3.200%	1,685,000	1,207,518
NRG Energy, Inc.(b)
12/02/2025	2.000%	5,835,000	5,199,992
02/15/2032	3.875%	1,567,000	1,181,436
Pacific Gas and Electric Co.
06/01/2041	4.200%	1,090,000	816,223
PacifiCorp
03/15/2051	3.300%	2,070,000	1,492,205
PECO Energy Co.
08/15/2052	4.375%	2,270,000	2,005,342
Public Service Electric and Gas Co.
03/15/2032	3.100%	1,753,000	1,535,010
Union Electric Co.
04/01/2052	3.900%	1,456,000	1,181,864
WEC Energy Group, Inc.
10/15/2027	1.375%	3,690,000	3,135,487
Xcel Energy, Inc.
06/01/2030	3.400%	2,445,000	2,180,809
06/01/2032	4.600%	869,000	832,698
Total			59,594,838
Environmental 0.1%
Waste Connections, Inc.
06/01/2032	3.200%	2,501,000	2,140,844
Finance Companies 0.4%
AerCap Ireland Capital DAC/Global Aviation Trust
10/29/2024	1.650%	873,000	806,164
10/29/2026	2.450%	161,000	140,804
Aircastle Ltd.(b)
08/11/2025	5.250%	2,396,000	2,306,885
Aircastle Ltd.(b),(e)
12/31/2049	5.250%	4,445,000	3,330,844
FS KKR Capital Corp.(b)
02/14/2025	4.250%	782,000	734,715
Golub Capital BDC, Inc.
08/24/2026	2.500%	1,110,000	943,060
Owl Rock Capital Corp.
07/15/2026	3.400%	431,000	377,375
OWL Rock Core Income Corp.
09/23/2026	3.125%	1,310,000	1,121,343
Total			9,761,190
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 1.2%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	4,685,000	4,287,240
Anheuser-Busch InBev Worldwide, Inc.
01/23/2029	4.750%	4,415,000	4,363,840
JDE Peet’s NV(b)
09/24/2031	2.250%	3,195,000	2,381,291
Keurig Dr Pepper, Inc.
04/15/2032	4.050%	1,075,000	978,174
Kraft Heinz Foods Co.
05/15/2027	3.875%	2,050,000	1,958,654
06/04/2042	5.000%	2,499,000	2,257,522
Mondelez International, Inc.
03/17/2027	2.625%	2,100,000	1,907,117
PepsiCo, Inc.
07/18/2032	3.900%	873,000	825,537
Sysco Corp.
04/01/2030	5.950%	5,300,000	5,495,870
United Natural Foods, Inc.(b)
10/15/2028	6.750%	3,140,000	3,020,221
Total			27,475,466
Gaming 0.8%
Caesars Entertainment, Inc.(b)
10/15/2029	4.625%	1,616,000	1,314,129
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	2,485,000	2,450,344
International Game Technology PLC(b)
01/15/2029	5.250%	6,160,000	5,781,901
Penn National Gaming, Inc.(b)
07/01/2029	4.125%	2,108,000	1,667,632
Scientific Games International, Inc.(b)
11/15/2029	7.250%	3,281,000	3,148,234
VICI Properties LP/Note Co., Inc.(b)
08/15/2030	4.125%	2,770,000	2,421,064
Total			16,783,304
Health Care 1.1%
Baxter International, Inc.
02/01/2027	1.915%	3,375,000	2,997,254
02/01/2032	2.539%	3,270,000	2,604,552
CVS Health Corp.
03/25/2038	4.780%	1,955,000	1,791,309
03/25/2048	5.050%	1,305,000	1,177,983
Danaher Corp.
12/10/2051	2.800%	2,110,000	1,403,803

The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Healthcare Holding LLC(b)
11/15/2027	5.650%	4,935,000	5,007,390
HCA, Inc.
07/15/2031	2.375%	1,565,000	1,215,270
Kaiser Foundation Hospitals
06/01/2051	3.002%	1,575,000	1,071,048
Novant Health, Inc.
11/01/2051	3.168%	1,880,000	1,297,047
Universal Health Services, Inc.
09/01/2026	1.650%	3,813,000	3,272,868
10/15/2030	2.650%	4,480,000	3,561,822
Total			25,400,346
Healthcare Insurance 0.7%
Centene Corp.
12/15/2029	4.625%	3,567,000	3,270,757
02/15/2030	3.375%	3,474,000	2,940,203
Humana, Inc.
02/03/2032	2.150%	2,730,000	2,135,388
UnitedHealth Group, Inc.
02/15/2033	5.350%	5,270,000	5,458,424
02/15/2053	5.875%	1,665,000	1,807,759
Total			15,612,531
Home Construction 0.2%
DR Horton, Inc.
10/15/2024	2.500%	2,850,000	2,711,936
KB Home
11/15/2029	4.800%	2,605,000	2,267,750
Total			4,979,686
Independent Energy 1.0%
Aker BP ASA(b)
01/15/2030	3.750%	3,030,000	2,665,741
01/15/2031	4.000%	1,280,000	1,124,981
Antero Resources Corp.(b)
02/01/2029	7.625%	1,693,000	1,714,981
Continental Resources, Inc.(b)
11/15/2026	2.268%	2,040,000	1,769,133
Diamondback Energy, Inc.
03/15/2033	6.250%	2,140,000	2,173,378
EQT Corp.
04/01/2028	5.700%	2,148,000	2,136,024
Geopark Ltd.(b)
01/17/2027	5.500%	2,250,000	1,940,305
MEG Energy Corp.(b)
02/01/2029	5.875%	4,635,000	4,373,057
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southwestern Energy Co.
03/15/2030	5.375%	4,742,000	4,312,534
Total			22,210,134
Integrated Energy 0.2%
BP Capital Markets America, Inc.
06/17/2041	3.060%	1,720,000	1,282,734
Cenovus Energy, Inc.
01/15/2032	2.650%	1,910,000	1,522,676
Shell International Finance BV
11/07/2029	2.375%	2,170,000	1,876,440
05/11/2045	4.375%	240,000	210,239
Total			4,892,089
Leisure 0.0%
Carnival Corp.(b)
03/01/2027	5.750%	1,370,000	977,482
Life Insurance 0.2%
Athene Global Funding(b)
08/19/2028	1.985%	1,211,000	977,907
Sammons Financial Group, Inc.(b)
04/08/2032	4.750%	1,055,000	875,939
SBL Holdings, Inc.(b)
11/13/2026	5.125%	548,000	478,321
SBL Holdings, Inc.(b),(e)
12/31/2049	6.500%	2,941,000	2,227,734
Total			4,559,901
Lodging 0.1%
Marriott International, Inc.
10/15/2032	3.500%	1,437,000	1,194,462
Media and Entertainment 0.4%
AMC Networks, Inc.
02/15/2029	4.250%	1,541,000	961,521
Fox Corp.
01/25/2039	5.476%	935,000	850,039
Gray Escrow II, Inc.(b)
11/15/2031	5.375%	3,640,000	2,634,462
Magallanes, Inc.(b)
03/15/2027	3.755%	1,551,000	1,399,844
03/15/2042	5.050%	2,338,000	1,797,924
03/15/2052	5.141%	620,000	455,256
Viacom, Inc.
03/15/2043	4.375%	970,000	670,247
ViacomCBS, Inc.
01/15/2031	4.950%	1,185,000	1,056,906
Total			9,826,199

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.3%
Glencore Funding LLC(b)
09/23/2031	2.625%	2,975,000	2,371,634
Minera Mexico SA de CV(b)
01/26/2050	4.500%	668,000	508,435
Nucor Corp.
04/01/2032	3.125%	1,255,000	1,066,319
South32 Treasury Ltd.(b)
04/14/2032	4.350%	2,125,000	1,825,321
Total			5,771,709
Midstream 1.1%
Enbridge, Inc.
08/01/2051	3.400%	800,000	546,544
Energy Transfer LP
02/15/2033	5.750%	2,106,000	2,065,773
Energy Transfer Operating LP
04/15/2029	5.250%	4,110,000	3,984,661
Energy Transfer Partners LP
03/15/2035	4.900%	1,870,000	1,664,858
Enterprise Products Operating LLC
03/15/2044	4.850%	2,795,000	2,454,665
02/15/2053	3.300%	1,473,000	983,694
Galaxy Pipeline Assets Bidco Ltd.(b)
09/30/2040	2.940%	5,799,180	4,669,002
Kinder Morgan Energy Partners LP
09/01/2039	6.500%	1,736,000	1,769,059
MPLX LP
08/15/2030	2.650%	2,000,000	1,622,657
Sabine Pass Liquefaction LLC
03/01/2025	5.625%	3,455,000	3,463,174
Venture Global Calcasieu Pass LLC(b)
11/01/2033	3.875%	1,949,000	1,591,183
Total			24,815,270
Natural Gas 0.4%
Infraestructura Energetica Nova SAB de CV(b)
01/15/2051	4.750%	3,400,000	2,576,745
Sempra Energy
06/15/2027	3.250%	3,200,000	2,958,989
Southern California Gas Co.
11/15/2052	6.350%	1,094,000	1,205,213
Southern Co. Gas Capital Corp.
01/15/2031	1.750%	2,835,000	2,166,569
Total			8,907,516
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Office REIT 0.1%
Alexandria Real Estate Equities, Inc.
07/30/2029	4.500%	264,000	249,992
Corporate Office Properties LP
01/15/2029	2.000%	1,392,000	1,071,609
Total			1,321,601
Oil Field Services 0.2%
Helmerich & Payne, Inc.
09/29/2031	2.900%	3,232,000	2,616,718
Schlumberger Investment SA
06/26/2030	2.650%	2,090,000	1,791,666
Total			4,408,384
Other Industry 0.1%
Quanta Services, Inc.
01/15/2032	2.350%	3,120,000	2,371,463
Other REIT 0.3%
Broadstone Net Lease LLC
09/15/2031	2.600%	1,167,000	874,386
EPR Properties
12/15/2026	4.750%	520,000	467,611
Ladder Capital Finance Holdings LLLP/Corp.(b)
10/01/2025	5.250%	1,180,000	1,111,485
06/15/2029	4.750%	2,989,000	2,413,344
Safehold Operating Partnership LP
01/15/2032	2.850%	3,257,000	2,472,688
Total			7,339,514
Other Utility 0.2%
American Water Capital Corp.
06/01/2032	4.450%	3,070,000	2,945,389
Essential Utilities, Inc.
04/15/2030	2.704%	2,570,000	2,153,564
Total			5,098,953
Packaging 0.1%
Sonoco Products Co.
02/01/2027	2.250%	2,795,000	2,476,600
Paper 0.1%
Georgia-Pacific LLC(b)
04/30/2027	2.100%	3,105,000	2,785,218
Pharmaceuticals 1.0%
AbbVie, Inc.
11/21/2029	3.200%	3,050,000	2,749,964
11/06/2042	4.400%	4,700,000	4,081,298

The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amgen, Inc.
08/18/2029	4.050%	4,715,000	4,417,902
Bristol Myers Squibb Co.
03/15/2032	2.950%	2,680,000	2,338,007
11/13/2050	2.550%	1,968,000	1,242,965
Merck & Co., Inc.
06/10/2027	1.700%	2,175,000	1,931,654
Roche Holdings, Inc.(b)
12/13/2051	2.607%	2,850,000	1,856,310
Viatris, Inc.
06/22/2050	4.000%	888,000	550,071
Zoetis, Inc.
11/16/2032	5.600%	2,712,000	2,813,864
Total			21,982,035
Railroads 0.4%
Burlington Northern Santa Fe LLC
04/01/2045	4.150%	2,035,000	1,739,704
09/15/2051	3.300%	1,325,000	970,494
CSX Corp.
11/15/2032	4.100%	1,790,000	1,676,750
Norfolk Southern Corp.
06/01/2053	4.550%	1,290,000	1,127,185
Union Pacific Corp.
08/15/2039	3.550%	3,225,000	2,660,628
Total			8,174,761
Retail REIT 0.2%
Essential Properties LP
07/15/2031	2.950%	2,176,000	1,577,928
National Retail Properties, Inc.
10/15/2048	4.800%	1,730,000	1,434,317
Realty Income Corp.
01/15/2031	3.250%	2,065,000	1,790,855
Total			4,803,100
Retailers 1.2%
Amazon.com, Inc.
11/29/2024	4.700%	2,200,000	2,199,030
12/01/2025	4.600%	2,200,000	2,197,268
12/01/2027	4.550%	1,100,000	1,096,810
04/13/2032	3.600%	5,315,000	4,875,333
Dick’s Sporting Goods, Inc.
01/15/2032	3.150%	3,139,000	2,461,484
Home Depot, Inc. (The)
06/15/2047	3.900%	4,608,000	3,808,365
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lowe’s Companies, Inc.
04/01/2031	2.625%	4,855,000	4,022,348
04/01/2052	4.250%	4,490,000	3,595,905
O’Reilly Automotive, Inc.
06/15/2032	4.700%	1,687,000	1,634,322
Total			25,890,865
Technology 1.1%
Apple, Inc.
08/08/2029	3.250%	4,065,000	3,765,879
08/08/2052	3.950%	2,295,000	1,959,761
Broadcom, Inc.(b)
04/15/2029	4.000%	1,690,000	1,537,937
05/15/2037	4.926%	1,933,000	1,689,506
Dell International LLC/EMC Corp.
07/15/2036	8.100%	791,000	886,891
Equinix, Inc.
11/18/2026	2.900%	3,820,000	3,489,597
Fiserv, Inc.
06/01/2030	2.650%	2,505,000	2,100,386
Intel Corp.
08/12/2061	3.200%	2,753,000	1,738,880
Micron Technology, Inc.
11/01/2029	6.750%	1,705,000	1,734,850
Oracle Corp.
05/15/2035	3.900%	1,770,000	1,475,050
07/15/2036	3.850%	1,017,000	831,956
04/01/2040	3.600%	1,555,000	1,148,252
QUALCOMM, Inc.
05/20/2033	5.400%	705,000	734,632
05/20/2053	6.000%	635,000	678,391
Total			23,771,968
Transportation Services 0.1%
GXO Logistics, Inc.
07/15/2031	2.650%	2,318,000	1,718,221
Wireless 0.9%
American Tower Corp.
03/15/2029	3.950%	2,415,000	2,219,416
Sprint Corp.
02/15/2025	7.625%	5,325,000	5,513,669
T-Mobile US, Inc.
02/01/2028	4.750%	5,483,000	5,342,163
04/15/2029	3.375%	4,025,000	3,546,346
04/15/2031	3.500%	2,520,000	2,182,485
04/15/2040	4.375%	1,915,000	1,643,007
Total			20,447,086

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.9%
AT&T, Inc.
03/01/2029	4.350%	2,149,000	2,045,166
05/15/2035	4.500%	2,386,000	2,170,106
08/15/2037	4.900%	2,410,000	2,219,337
03/09/2049	4.550%	1,480,000	1,211,924
Level 3 Financing, Inc.(b)
09/15/2027	4.625%	2,029,000	1,693,279
Telecom Italia Capital SA
11/15/2033	6.375%	3,600,000	2,961,322
Telefonica Emisiones SAU
03/06/2048	4.895%	1,750,000	1,350,054
Verizon Communications, Inc.
09/21/2028	4.329%	2,521,000	2,426,674
01/15/2036	4.272%	3,420,000	3,056,584
Total			19,134,446
Total Corporate Bonds & Notes (Cost $700,365,923)			615,883,520

Foreign Government Obligations(f) 1.1%

Chile 0.1%
Chile Government International Bond
01/31/2052	4.000%	1,750,000	1,356,497
Jordan 0.1%
Jordan Government International Bond(b)
10/10/2047	7.375%	1,800,000	1,543,088
Mexico 0.2%
Petroleos Mexicanos
01/30/2023	3.500%	1,259,000	1,255,835
02/16/2032	6.700%	4,300,000	3,385,386
Total			4,641,221
Norway 0.0%
Equinor ASA
11/18/2049	3.250%	1,590,000	1,161,346
Panama 0.0%
Panama Government International Bond
01/26/2036	6.700%	1,000,000	1,046,783
Qatar 0.1%
Ooredoo International Finance Ltd.(b)
04/08/2031	2.625%	1,900,000	1,634,266
Saudi Arabia 0.4%
SA Global Sukuk Ltd.(b)
06/17/2031	2.694%	7,000,000	5,982,633
Foreign Government Obligations(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Saudi Government International Bond(b)
10/25/2032	5.500%	2,490,000	2,625,141
Total			8,607,774
South Africa 0.0%
Republic of South Africa Government International Bond
06/22/2030	5.875%	800,000	744,377
United Arab Emirates 0.1%
Abu Dhabi National Energy Co. PJSC(b)
04/29/2028	2.000%	2,240,000	1,989,528
United States 0.1%
Antares Holdings LP(b)
01/15/2027	2.750%	1,876,000	1,500,798
DAE Funding LLC(b)
08/01/2024	1.550%	1,233,000	1,148,931
Total			2,649,729
Total Foreign Government Obligations (Cost $27,493,061)			25,374,609

Inflation-Indexed Bonds 1.4%

United States 1.4%
U.S. Treasury Inflation-Indexed Bond
07/15/2023	0.375%	16,645,200	16,442,940
01/15/2024	0.625%	15,324,480	15,000,099
Total			31,443,039
Total Inflation-Indexed Bonds (Cost $31,625,592)			31,443,039

Municipal Bonds 1.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.2%
California State University
Taxable Refunding Revenue Bonds
Series 2020B
11/01/2051	2.975%	2,250,000	1,556,713
Rutgers, The State University of New Jersey
Revenue Bonds
Build America Bonds
Series 2010
05/01/2040	5.665%	525,000	540,230
University of California
Revenue Bonds
Taxable
Series 2021BJ
05/15/2051	3.071%	2,185,000	1,461,877
Total			3,558,820

The accompanying Notes to Financial Statements are an integral part of this statement.
18	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 0.1%
Escambia County Health Facilities Authority
Taxable Refunding Revenue Bonds
Health Care Facilities
Series 2020 (AGM)
08/15/2040	3.607%	2,170,000	1,637,009
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	1,595,000	1,033,632
Total			2,670,641
Local General Obligation 0.1%
City of Chicago
Unlimited General Obligation Bonds
Taxable
Series 2017B
01/01/2029	7.045%	645,000	654,844
City of Houston
Limited General Obligation Bonds
Taxable
Series 2017
03/01/2047	3.961%	800,000	689,744
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	800,000	994,520
Total			2,339,108
Municipal Power 0.0%
Sacramento Municipal Utility District
Revenue Bonds
Build America Bonds
Series 2010
05/15/2036	6.156%	900,000	977,613
Other Bond Issue 0.1%
City of San Francisco Public Utilities Commission Water
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.000%	1,050,000	1,128,213
San Diego County Regional Airport Authority
Revenue Bonds
Taxable Senior Consolidated Rental Car Facility
Series 2014
07/01/2043	5.594%	910,000	883,656
Total			2,011,869
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 168th
Series 2011
10/01/2051	4.926%	2,000,000	1,885,599
Refunded / Escrowed 0.0%
City of Chicago
Prerefunded 01/01/23 Unlimited General Obligation Bonds
Taxable
Series 2017B
01/01/2029	7.045%	95,000	95,000
Sales Tax 0.1%
Santa Clara Valley Transportation Authority
Revenue Bonds
Series 2010 (BAM)
04/01/2032	5.876%	2,220,000	2,302,916
Special Non Property Tax 0.1%
Missouri Highway & Transportation Commission
Revenue Bonds
Build America Bonds
Series 2009
05/01/2033	5.445%	1,700,000	1,753,275
New York State Dormitory Authority
Unrefunded Revenue Bonds
Taxable
Series 2019F
02/15/2043	3.190%	1,265,000	931,524
Total			2,684,799
State Appropriated 0.2%
Kentucky Turnpike Authority
Revenue Bonds
Build America Bonds
Series 2010B
07/01/2030	5.722%	2,050,000	2,091,789
Michigan Strategic Fund
Taxable Revenue Bonds
Flint Water Advocacy Fund
Series 2021
09/01/2047	3.225%	3,550,000	2,556,776
Total			4,648,565
State General Obligation 0.3%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	3,445,000	4,185,243

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
December 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Taxable
Series 2018
04/01/2038	4.600%	2,335,000	2,198,095
Total			6,383,338
Tobacco 0.2%
Golden State Tobacco Securitization Corp.
Revenue Bonds
Taxable
Series 2021
06/01/2034	2.746%	4,635,000	3,719,512
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Build America Bonds
Series 2010
11/15/2040	6.687%	1,650,000	1,705,556
Turnpike / Bridge / Toll Road 0.3%
Bay Area Toll Authority
Revenue Bonds
Build America Bonds
Subordinated Series 2010S-1
04/01/2040	6.918%	1,265,000	1,478,057
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Taxable Toll Road
Series 2019A
01/15/2049	4.094%	2,285,000	1,725,502
New Jersey Turnpike Authority
Revenue Bonds
Taxable Build America Bonds
Series 2009
01/01/2040	7.414%	1,275,000	1,580,533
Ohio Turnpike & Infrastructure Commission
Taxable Refunding Revenue Bonds
Junior Lien - Infrastructure Projects
Series 2020
02/15/2048	3.216%	2,640,000	1,881,884
Total			6,665,976
Water & Sewer 0.0%
Ohio Water Development Authority Water Pollution Control
Revenue Bonds
Taxable Loan Fund-Water Quality
Series 2010B-2
12/01/2034	4.879%	1,160,000	1,149,024
Total Municipal Bonds (Cost $49,356,079)			42,798,336

Residential Mortgage-Backed Securities - Agency 23.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(c)
12-month USD LIBOR + 1.869% Cap 10.014% 07/01/2036	3.487%	630,638	636,016
1-year CMT + 2.135% Cap 10.642% 10/01/2036	4.197%	512,474	521,287
1-year CMT + 2.256% Cap 10.178% 04/01/2037	3.297%	582,700	589,668
12-month USD LIBOR + 1.890% Cap 9.016% 07/01/2041	3.766%	179,953	179,857
12-month USD LIBOR + 1.650% Cap 7.141% 12/01/2042	2.472%	358,107	356,584
Federal Home Loan Mortgage Corp.
02/01/2038- 11/01/2052	6.000%	23,228,929	23,693,368
03/01/2042- 01/01/2052	2.500%	32,111,355	27,467,104
05/01/2050- 05/01/2052	3.500%	19,868,215	18,231,118
07/01/2051- 02/01/2052	3.000%	39,323,345	34,699,294
08/01/2051	2.000%	26,919,402	21,949,358
08/01/2051- 05/01/2052	4.000%	15,324,262	14,437,403
07/01/2052- 08/01/2052	5.000%	13,492,390	13,332,897
Federal National Mortgage Association
12/01/2033- 09/01/2037	6.000%	648,464	672,860
03/01/2034- 05/01/2052	3.500%	44,389,742	40,882,746
05/01/2036- 03/01/2052	2.000%	53,913,016	46,696,920
04/01/2039- 07/01/2052	4.500%	9,844,725	9,613,621
05/01/2039	6.500%	167,516	178,700
08/01/2041- 11/01/2059	4.000%	26,284,986	24,921,721
03/01/2042- 05/01/2052	2.500%	49,640,967	42,473,476
05/01/2050- 06/01/2052	3.000%	53,195,831	47,105,669
08/01/2052- 10/01/2052	5.000%	36,456,135	35,992,765
10/01/2052	5.500%	9,927,971	9,960,419

The accompanying Notes to Financial Statements are an integral part of this statement.
20	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.176% 06/01/2035	5.136%	836,731	839,626
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.128% 06/01/2035	5.170%	230,919	231,597
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.282% 06/01/2035	5.248%	336,928	337,550
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.078% 06/01/2035	5.314%	267,110	267,363
1-year CMT + 2.153% Floor 2.153%, Cap 9.618% 03/01/2038	3.848%	786,356	799,892
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 8.181% 03/01/2047	3.181%	1,009,272	965,191
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 8.115% 04/01/2047	3.115%	857,299	819,447
CMO Series 2005-106 Class UF
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 11/25/2035	4.689%	355,140	352,222
Government National Mortgage Association
02/15/2040- 06/15/2041	4.500%	7,007,570	6,959,272
03/15/2040	5.000%	441,939	452,337
11/20/2040	4.000%	416,166	402,111
04/20/2042- 06/20/2051	3.500%	10,532,826	9,872,590
04/20/2050- 07/20/2050	3.000%	23,951,716	21,534,609
10/20/2050	2.000%	33,260,777	28,073,931
11/20/2050- 09/20/2051	2.500%	33,434,577	28,780,425
09/20/2052- 12/20/2052	5.500%	20,283,662	20,417,022
Total Residential Mortgage-Backed Securities - Agency (Cost $562,241,101)			535,698,036

Residential Mortgage-Backed Securities - Non-Agency 6.4%

Angel Oak Mortgage Trust(b),(d)
CMO Series 2019-5 Class M1
10/25/2049	3.304%	5,000,000	4,372,652
Arroyo Mortgage Trust(b),(d)
CMO Series 2019-2 Class M1
04/25/2049	4.760%	7,000,000	5,813,086
Arroyo Mortgage Trust(b)
CMO Series 2020-1 Class M1
03/25/2055	4.277%	2,850,000	2,327,154
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bear Stearns Adjustable Rate Mortgage Trust(c)
CMO Series 2006-1 Class A1
1-year CMT + 2.250% Floor 2.250%, Cap 9.895% 02/25/2036	7.010%	666,249	636,184
Bellemeade Re Ltd.(b),(c)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	7.739%	1,620,951	1,621,075
CMO Series 2018-1A Class M2
1-month USD LIBOR + 2.900% 04/25/2028	7.289%	4,765,287	4,754,388
CMO Series 2019-3A Class M1C
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	6.339%	1,590,000	1,575,471
CMO Series 2021-3A Class M1B
30-day Average SOFR + 1.400% Floor 1.400% 09/25/2031	5.328%	9,575,000	9,066,880
CHNGE Mortgage Trust(b),(d)
CMO Series 2022-NQM1 Class A2
06/25/2067	5.820%	4,872,872	4,757,430
Citigroup Mortgage Loan Trust(b),(d)
Subordinated CMO Series 2015-PS1 Class B3
09/25/2042	5.137%	4,572,102	4,279,624
Credit Suisse Mortgage Capital Certificates(b),(d)
Subordinated CMO Series 2020-SPT1 Class B2
04/25/2065	3.388%	8,000,000	5,981,918
Credit Suisse Mortgage Capital Trust(b),(d)
Subordinated CMO Series 2019-AFC1 Class B1
07/25/2049	4.065%	5,775,000	4,049,115
Credit Suisse Mortgage Trust(b),(d)
CMO Series 2021-NQM8 Class M1
10/25/2066	3.256%	2,200,000	1,315,344
Subordinated CMO Series 2019-NQM1 Class B1
10/25/2059	3.890%	6,224,000	4,769,897
Eagle Re Ltd.(b),(c)
CMO Series 2018-1 Class B1
1-month USD LIBOR + 4.000% Floor 4.000% 11/25/2028	8.389%	3,000,000	3,054,048
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% Floor 3.000% 11/25/2028	7.389%	8,130,000	8,140,179
Ellington Financial Mortgage Trust(b),(d)
Subordinated CMO Series 2020-1 Class B1
05/25/2065	5.113%	4,962,000	4,493,909

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae Connecticut Avenue Securities(c)
CMO Series 2014-C02 Class 2M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	6.989%	999,242	998,202
CMO Series 2014-C04 Class 1M2
1-month USD LIBOR + 4.900% Floor 4.900% 11/25/2024	9.289%	1,246,983	1,279,438
CMO Series 2015-C02 Class 1M2
1-month USD LIBOR + 4.000% Floor 4.000% 05/25/2025	8.389%	624,367	627,476
CMO Series 2016-C01 Class 1M2
1-month USD LIBOR + 6.750% Floor 6.750% 08/25/2028	11.139%	1,467,113	1,531,758
Fannie Mae Connecticut Avenue Securities(b),(c)
CMO Series 2015-C01 Class 1M2
1-month USD LIBOR + 4.300% Floor 4.300% 02/25/2025	8.689%	202,702	209,933
Federal Home Loan Mortgage Corp. STACR REMIC Trust(b),(c)
CMO Series 2020-HQA4 Class M2
1-month USD LIBOR + 3.150% 09/25/2050	7.539%	24,518	24,519
Freddie Mac STACR REMIC Trust(b),(c)
CMO Series 2020-HQA2 Class M2
1-month USD LIBOR + 3.100% 03/25/2050	7.489%	1,669,704	1,686,768
Home Re Ltd.(b),(c)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	7.389%	5,816,433	5,799,826
Subordinated CMO Series 2022-1 Class M1A
30-day Average SOFR + 2.850% 10/25/2034	6.371%	2,550,000	2,539,946
Homeward Opportunities Fund I Trust(b),(d)
CMO Series 2020-2 Class B3
05/25/2065	5.494%	7,075,000	5,903,103
JPMorgan Mortgage Trust(d)
CMO Series 2005-S2 Class 3A1
02/25/2032	7.167%	182,041	169,081
CMO Series 2006-A4 Class 3A1
06/25/2036	3.340%	906,593	647,444
JPMorgan Mortgage Trust
CMO Series 2006-S1 Class 1A2
04/25/2036	6.500%	1,896,432	1,877,139
JPMorgan Mortgage Trust(b),(d)
Subordinated CMO Series 2019-LTV3 Class B4
03/25/2050	4.384%	6,493,167	5,424,982
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Wealth Management(b),(c)
CMO Series 2021-CL1 Class M4
30-day Average SOFR + 2.750% 03/25/2051	6.678%	1,028,145	865,804
MASTR Adjustable Rate Mortgages Trust(d)
CMO Series 2004-13 Class 3A7
11/21/2034	3.874%	318,994	286,184
Merrill Lynch Mortgage Investors Trust(d)
CMO Series 2005-A2 Class A2
02/25/2035	3.046%	653,177	597,444
Oaktown Re V Ltd.(b),(c)
CMO Series 2020-2A Class M1B
1-month USD LIBOR + 3.600% Floor 3.600% 10/25/2030	7.989%	359,861	359,672
PRKCM Trust(b),(d)
CMO Series 2021-AFC1 Class M1
08/25/2056	3.114%	6,966,000	4,265,874
Radnor Re Ltd.(b),(c)
CMO Series 2018-1 Class B1
1-month USD LIBOR + 3.800% 03/25/2028	8.189%	3,000,000	2,998,561
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	5.371%	3,417,746	3,382,479
Subordinated CMO Series 2021-2 Class M1B
30-day Average SOFR + 3.700% Floor 3.700% 11/25/2031	7.221%	3,088,000	2,916,561
Residential Mortgage Loan Trust(b),(d)
Subordinated CMO Series 2019-3 Class B1
09/25/2059	3.810%	4,750,000	3,923,837
STACR Trust(b),(c)
CMO Series 2018-HRP1 Class M2
1-month USD LIBOR + 1.650% 04/25/2043	6.039%	236,142	235,830
Starwood Mortgage Residential Trust(b)
CMO Series 2020-2 Class B2E
04/25/2060	3.000%	5,000,000	4,072,461
Starwood Mortgage Residential Trust(b),(d)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	4,000,000	2,954,852
Structured Adjustable Rate Mortgage Loan Trust(d)
CMO Series 2004-8 Class 2A1
07/25/2034	4.342%	585,892	563,003
Verus Securitization Trust(b)
CMO Series 2021-R1 Class M1
10/25/2063	2.338%	3,030,000	2,392,926

The accompanying Notes to Financial Statements are an integral part of this statement.
22	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(b),(d)
CMO Series 2022-INV1 Class A2
08/25/2067	5.802%	4,498,890	4,477,666
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	5,211,000	4,086,235
Subordinated CMO Series 2020-4 Class B1
05/25/2065	5.046%	5,000,000	3,859,334
Vista Point Securitization Trust(b),(d)
Subordinated CMO Series 2020-2 Class B1
04/25/2065	4.900%	2,000,000	1,649,037
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2003-S11 Class 3A5
11/25/2033	5.950%	86,500	77,593
Wells Fargo Mortgage-Backed Securities Trust
CMO Series 2006-7 Class 3A1
06/25/2036	6.000%	152,269	134,682
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $165,561,400)			143,828,004

U.S. Treasury Obligations 22.4%

U.S. Treasury(g)
02/15/2025	1.500%	28,000,000	26,352,813
U.S. Treasury
09/30/2025	3.000%	25,000,000	24,164,062
11/15/2025	4.500%	27,000,000	27,170,860
12/15/2025	4.000%	55,000,000	54,656,250
11/30/2027	3.875%	75,000,000	74,595,703
08/31/2029	3.125%	3,500,000	3,322,813
09/30/2029	3.875%	5,000,000	4,964,063
11/30/2029	3.875%	30,000,000	29,798,437
05/15/2032	2.875%	20,000,000	18,437,500
08/15/2032	2.750%	33,000,000	30,040,312
11/15/2032	4.125%	17,500,000	17,850,000
02/15/2039	3.500%	5,500,000	5,173,437
08/15/2040	1.125%	2,000,000	1,245,625
11/15/2040	1.375%	3,000,000	1,952,344
02/15/2041	1.875%	3,000,000	2,122,500
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2041	2.250%	9,000,000	6,766,875
08/15/2041	3.750%	2,000,000	1,900,938
11/15/2041	2.000%	2,500,000	1,788,281
11/15/2041	3.125%	6,400,000	5,532,000
02/15/2042	2.375%	7,000,000	5,348,437
05/15/2042	3.000%	15,000,000	12,623,437
05/15/2042	3.250%	22,000,000	19,311,875
08/15/2042	3.375%	41,000,000	36,662,969
11/15/2042	4.000%	6,300,000	6,173,016
11/15/2043	3.750%	3,000,000	2,815,781
02/15/2044	3.625%	900,000	827,297
11/15/2044	3.000%	15,000,000	12,414,844
11/15/2047	2.750%	3,000,000	2,353,594
11/15/2048	3.375%	8,500,000	7,534,453
05/15/2049	2.875%	5,500,000	4,445,547
08/15/2049	2.250%	7,000,000	4,949,219
11/15/2049	2.375%	5,000,000	3,637,500
02/15/2051	1.875%	3,800,000	2,427,844
05/15/2051	2.375%	4,500,000	3,244,219
08/15/2051	2.000%	7,000,000	4,606,875
02/15/2052	2.250%	3,500,000	2,446,172
05/15/2052	2.875%	10,000,000	8,053,125
08/15/2052	3.000%	4,500,000	3,730,781
11/15/2052	4.000%	18,400,000	18,500,625
Total U.S. Treasury Obligations (Cost $537,690,690)			499,942,423

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(h),(i)	27,536,031	27,527,770
Total Money Market Funds (Cost $27,527,004)		27,527,770
Total Investments in Securities (Cost: $2,439,838,101)		2,222,855,696
Other Assets & Liabilities, Net		15,026,341
Net Assets		2,237,882,037

At December 31, 2022, securities and/or cash totaling $17,893,136 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
9,590,238 CAD	7,055,827 USD	Goldman Sachs	03/15/2023	—	(30,905)

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
December 31, 2022
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	1,683	03/2023	USD	188,995,641	—	(3,008,324)
U.S. Treasury 2-Year Note	439	03/2023	USD	90,029,297	—	(398,790)
U.S. Treasury 5-Year Note	586	03/2023	USD	63,246,797	—	(570,041)
U.S. Treasury Ultra 10-Year Note	527	03/2023	USD	62,334,219	—	(835,976)
U.S. Treasury Ultra Bond	222	03/2023	USD	29,817,375	—	(1,236,449)
Total					—	(6,049,580)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 38	Goldman Sachs	06/20/2027	5.000	Quarterly	USD	39,644,550	(843,985)	—	—	—	(843,985)
Markit CDX North America High Yield Index, Series 39	Goldman Sachs	12/20/2027	5.000	Quarterly	USD	44,150,000	(503,315)	—	—	—	(503,315)
Total							(1,347,300)	—	—	—	(1,347,300)
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $568,466,557, which represents 25.40% of total net assets.
(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2022.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(f)	Principal and interest may not be guaranteed by a governmental entity.
(g)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(h)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(i)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	48,600,720	1,732,697,607	(1,753,771,323)	766	27,527,770	3,289	1,355,816	27,536,031
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
The accompanying Notes to Financial Statements are an integral part of this statement.
24	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Currency Legend
CAD	Canada Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	234,269,452	—	234,269,452
Commercial Mortgage-Backed Securities - Non-Agency	—	66,090,507	—	66,090,507
Corporate Bonds & Notes	—	615,883,520	—	615,883,520
Foreign Government Obligations	—	25,374,609	—	25,374,609
Inflation-Indexed Bonds	—	31,443,039	—	31,443,039
Municipal Bonds	—	42,798,336	—	42,798,336
Residential Mortgage-Backed Securities - Agency	—	535,698,036	—	535,698,036
Residential Mortgage-Backed Securities - Non-Agency	—	143,828,004	—	143,828,004
U.S. Treasury Obligations	—	499,942,423	—	499,942,423
Money Market Funds	27,527,770	—	—	27,527,770
Total Investments in Securities	27,527,770	2,195,327,926	—	2,222,855,696
Investments in Derivatives
Liability
Forward Foreign Currency Exchange Contracts	—	(30,905)	—	(30,905)
Futures Contracts	(6,049,580)	—	—	(6,049,580)
Swap Contracts	—	(1,347,300)	—	(1,347,300)
Total	21,478,190	2,193,949,721	—	2,215,427,911
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
26	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,412,311,097)	$2,195,327,926
Affiliated issuers (cost $27,527,004)	27,527,770
Cash	330,239
Foreign currency (cost $320,985)	323,609
Receivable for:
Investments sold	1,237,914
Capital shares sold	328
Dividends	191,218
Interest	14,523,343
Foreign tax reclaims	21,587
Variation margin for futures contracts	34,891
Variation margin for swap contracts	48,966
Prepaid expenses	22,668
Total assets	2,239,590,459
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	30,905
Cash collateral due to broker for:
TBA	28,000
Payable for:
Investments purchased	278,397
Capital shares purchased	601,980
Variation margin for futures contracts	477,187
Management services fees	29,890
Distribution and/or service fees	127
Service fees	966
Compensation of board members	213,851
Compensation of chief compliance officer	441
Other expenses	46,678
Total liabilities	1,708,422
Net assets applicable to outstanding capital stock	$2,237,882,037
Represented by
Paid in capital	2,644,182,639
Total distributable earnings (loss)	(406,300,602)
Total - representing net assets applicable to outstanding capital stock	$2,237,882,037
Class 1
Net assets	$2,219,347,758
Shares outstanding	246,747,444
Net asset value per share	$8.99
Class 2
Net assets	$18,534,279
Shares outstanding	2,069,744
Net asset value per share	$8.95
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	27

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$3,966
Dividends — affiliated issuers	1,355,816
Interest	84,293,455
Interfund lending	3,513
Total income	85,656,750
Expenses:
Management services fees	11,764,340
Distribution and/or service fees
Class 2	47,729
Service fees	11,956
Compensation of board members	35,079
Custodian fees	61,018
Printing and postage fees	12,675
Audit fees	39,500
Legal fees	43,024
Interest on collateral	35,674
Compensation of chief compliance officer	342
Other	40,826
Total expenses	12,092,163
Net investment income	73,564,587
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(244,069,457)
Investments — affiliated issuers	3,289
Foreign currency translations	142,799
Forward foreign currency exchange contracts	(223,113)
Futures contracts	(6,491,610)
Swap contracts	3,777,796
Net realized loss	(246,860,296)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(238,990,874)
Investments — affiliated issuers	766
Foreign currency translations	622
Forward foreign currency exchange contracts	724,068
Futures contracts	(6,249,554)
Swap contracts	(1,347,300)
Net change in unrealized appreciation (depreciation)	(245,862,272)
Net realized and unrealized loss	(492,722,568)
Net decrease in net assets resulting from operations	$(419,157,981)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$73,564,587	$73,914,449
Net realized gain (loss)	(246,860,296)	62,970,219
Net change in unrealized appreciation (depreciation)	(245,862,272)	(119,514,148)
Net increase (decrease) in net assets resulting from operations	(419,157,981)	17,370,520
Distributions to shareholders
Net investment income and net realized gains
Class 1	(137,963,723)	(134,005,891)
Class 2	(1,078,112)	(843,022)
Total distributions to shareholders	(139,041,835)	(134,848,913)
Decrease in net assets from capital stock activity	(139,015,555)	(21,372,193)
Total decrease in net assets	(697,215,371)	(138,850,586)
Net assets at beginning of year	2,935,097,408	3,073,947,994
Net assets at end of year	$2,237,882,037	$2,935,097,408

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,471,973	14,224,157	26,745,015	307,565,641
Distributions reinvested	14,446,463	137,963,723	11,869,433	134,005,891
Redemptions	(28,043,771)	(293,997,166)	(40,256,186)	(462,087,935)
Net decrease	(12,125,335)	(141,809,286)	(1,641,738)	(20,516,403)
Class 2
Subscriptions	379,780	3,799,338	309,648	3,535,099
Distributions reinvested	113,247	1,078,112	74,935	843,022
Redemptions	(215,932)	(2,083,719)	(458,601)	(5,233,911)
Net increase (decrease)	277,095	2,793,731	(74,018)	(855,790)
Total net decrease	(11,848,240)	(139,015,555)	(1,715,756)	(21,372,193)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$11.26	0.30	(1.99)	(1.69)	(0.31)	(0.27)	(0.58)
Year Ended 12/31/2021	$11.72	0.28	(0.23)	0.05	(0.26)	(0.25)	(0.51)
Year Ended 12/31/2020	$11.01	0.24	0.70	0.94	(0.23)	—	(0.23)
Year Ended 12/31/2019	$10.65	0.31	0.71	1.02	(0.66)	—	(0.66)
Year Ended 12/31/2018	$11.15	0.37	(0.49)	(0.12)	(0.31)	(0.07)	(0.38)
Class 2
Year Ended 12/31/2022	$11.21	0.27	(1.98)	(1.71)	(0.28)	(0.27)	(0.55)
Year Ended 12/31/2021	$11.66	0.25	(0.21)	0.04	(0.24)	(0.25)	(0.49)
Year Ended 12/31/2020	$10.96	0.21	0.69	0.90	(0.20)	—	(0.20)
Year Ended 12/31/2019	$10.61	0.28	0.70	0.98	(0.63)	—	(0.63)
Year Ended 12/31/2018	$11.11	0.34	(0.49)	(0.15)	(0.28)	(0.07)	(0.35)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$8.99	(15.29%)	0.50%(c)	0.50%(c)	3.03%	194%	$2,219,348
Year Ended 12/31/2021	$11.26	0.45%	0.49%(c)	0.49%(c)	2.44%	218%	$2,915,004
Year Ended 12/31/2020	$11.72	8.55%	0.49%(c)	0.49%(c)	2.12%	226%	$3,052,174
Year Ended 12/31/2019	$11.01	9.73%	0.50%(c)	0.50%(c)	2.84%	94%	$2,900,664
Year Ended 12/31/2018	$10.65	(1.05%)	0.48%(c)	0.48%(c)	3.42%	136%	$1,992,309
Class 2
Year Ended 12/31/2022	$8.95	(15.51%)	0.75%(c)	0.75%(c)	2.79%	194%	$18,534
Year Ended 12/31/2021	$11.21	0.29%	0.74%(c)	0.74%(c)	2.18%	218%	$20,094
Year Ended 12/31/2020	$11.66	8.24%	0.74%(c)	0.74%(c)	1.88%	226%	$21,774
Year Ended 12/31/2019	$10.96	9.40%	0.75%(c)	0.75%(c)	2.58%	94%	$18,712
Year Ended 12/31/2018	$10.61	(1.31%)	0.73%(c)	0.73%(c)	3.17%	136%	$13,100
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	31

Notes to Financial Statements
December 31, 2022
Note 1. Organization
CTIVP® – American Century Diversified Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
32	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
December 31, 2022
assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to generate total return through long and short positions versus the U.S. dollar and to generate interest rate differential yield. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
34	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a credit sector, to increase or decrease its credit exposure to a specific debt securities as a protection buyer "or seller" to reduce "or increase" overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
December 31, 2022
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,347,300*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	30,905
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	6,049,580*
Total		7,427,785

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
36	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	3,777,796	3,777,796
Foreign exchange risk	(223,113)	—	—	(223,113)
Interest rate risk	—	(6,491,610)	—	(6,491,610)
Total	(223,113)	(6,491,610)	3,777,796	(2,936,927)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(1,347,300)	(1,347,300)
Foreign exchange risk	724,068	—	—	724,068
Interest rate risk	—	(6,249,554)	—	(6,249,554)
Total	724,068	(6,249,554)	(1,347,300)	(6,872,786)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	296,249,833
Futures contracts — short	35,970,328
Credit default swap contracts — buy protection	151,985,888

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	153,899	(88,908)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
December 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
	Goldman Sachs ($) (a)	Goldman Sachs ($) (a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	48,966	-	48,966
Liabilities
Forward foreign currency exchange contracts		30,905	30,905
Total financial and derivative net assets	48,966	(30,905)	18,061
Total collateral received (pledged) (c)	-	-	-
Net amount (d)	48,966	(30,905)	18,061

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
38	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.48% of the Fund’s average daily net assets.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
December 31, 2022
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with American Century Investment Management, Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
40	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.54%
Class 2	0.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,070,569	(1,070,568)	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
110,264,824	28,777,011	139,041,835	134,848,913	—	134,848,913
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
December 31, 2022
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
73,331,796	—	(254,341,028)	(225,081,656)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,440,509,567	7,719,883	(232,801,539)	(225,081,656)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(171,642,227)	(82,698,801)	(254,341,028)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,728,023,112 and $4,978,843,937, respectively, for the year ended December 31, 2022, of which $3,898,462,620 and $3,387,451,129, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
42	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	11,800,000	3.57	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
December 31, 2022
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
44	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – American Century Diversified Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – American Century Diversified Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
46	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
48	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
50	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2022	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
52	CTIVP® – American Century Diversified Bond Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

CTIVP® – American Century Diversified Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7028_12_B01_(02/23)

Annual Report
December 31, 2022
Variable Portfolio – Partners Core Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Core Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Core Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.
Portfolio management
Allspring Global Investments, LLC
Maulik Bhansali, CFA
Jarad Vasquez
J.P. Morgan Investment Management Inc.
Richard Figuly
Steven Lear, CFA
J. Andrew Norelli
Lisa Coleman, CFA
Thomas Hauser, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-13.29	0.12	1.05
Class 2	05/07/10	-13.60	-0.13	0.79
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Asset-Backed Securities — Non-Agency	10.1
Commercial Mortgage-Backed Securities - Agency	5.5
Commercial Mortgage-Backed Securities - Non-Agency	6.0
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	27.4
Foreign Government Obligations	1.0
Money Market Funds	1.4
Municipal Bonds	0.2
Residential Mortgage-Backed Securities - Agency	21.3
Residential Mortgage-Backed Securities - Non-Agency	4.2
U.S. Government & Agency Obligations	0.7
U.S. Treasury Obligations	22.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2022)
AAA rating	58.8
AA rating	2.2
A rating	11.6
BBB rating	15.0
BB rating	5.7
B rating	2.6
CCC rating	0.1
CC rating	0.1
C rating	0.0(a)
Not rated	3.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 99.68% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
As of December 31, 2022, the Fund was managed by two independent money management firms. Allspring Global Investments, LLC (Allspring) managed 49.58% and J.P. Morgan Investment Management Inc. (JPMorgan) managed approximately 50.42% of the Fund’s assets.
For the 12-month period that ended December 31, 2022, Class 2 shares of Variable Portfolio – Partners Core Bond Fund returned -13.60%. The Fund slightly underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -13.01% for the same time period.
Market overview
2022 was a challenging year for risk assets. A continuation of 2021’s economic rebound from the COVID-19 pandemic manifested in multi-decade high inflation, which was further exacerbated due to the Russian invasion of Ukraine in February 2022. Developed market central banks pivoted quickly to deliver ultra-hawkish rhetoric and policy tightening throughout the course of the year. As the cumulative and lagged impacts of monetary policy began to spill over into the real economy by mid-year, fixed-income markets were caught between opposing forces: high/persistent inflation, which led to higher yields, and concerns around whether tighter financial conditions would weigh on economic growth, which led to a flight to quality and lower yields.
Volatility remained elevated throughout the year due to concerns that central banks would be unable to walk the fine line of tightening monetary policy to a level that would bring down inflation but still allow growth to remain positive enough to prevent a recession. Ultimately, U.S. Treasury yields rose sharply across the curve in a yield curve flattening fashion as the Federal Reserve (the Fed) continued to hike interest rates faster than expected, while all fixed-income spread sectors underperformed U.S. Treasuries on a duration-neutral basis. Within the sector components of the benchmark, all sectors delivered negative excess returns, with the credit and mortgage-backed securities (MBS) sectors leading the way.
The Fund’s notable detractors during the period
Allspring
•	Positioning in spread products was negative in our portion of the Fund and nearly offset the outperformance our portion of the Fund realized from mortgages during the period.
•	Positioned with a small overweight to credit throughout most of the year, our credit sector overweight detracted from performance in our portion of the Fund as spreads widened dramatically.
•	From a security selection perspective within credit, detractors were concentrated in the technology, insurance, energy, capital goods and U.S. bank subsectors.
•	In structured products, a sector overweight to the asset-backed securities (ABS) sector was a detractor from performance during the year.
•	Security selection in ABS sector detracted, resulting from positions in non-qualified mortgage residential mortgage-backed securities (RMBS) and private credit student loan ABS.
JPMorgan
•	Overweight positioning across spread sectors generally detracted from returns in our portion of the Fund as spreads across all sectors widened during the year in sympathy with the softer market backdrop for risk assets.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Overweight positioning across securitized credit sectors, such as non-agency MBS, commercial mortgage-backed securities (CMBS) and ABS, detracted from returns. Positive performance from lower spread duration ABS was offset by negative performance from CMBS and non-agency RMBS.
•	Out-of-benchmark positioning in high-yield corporate credit detracted from returns in our portion of the Fund.
•	Security selection within investment-grade corporate credit and emerging markets debt detracted from returns.
The Fund’s notable contributors during the period
Allspring
•	Security selection in credit contributed to performance in our portion of the Fund during the period. Contributors were concentrated in the sovereigns, health care, utilities, communications and non-U.S. bank subsectors.
•	Within agency mortgages, sector positioning and security selection both led the slight outperformance. We maintained an underweight position in our portion of the Fund for most of the period, which contributed meaningfully given the dramatic spread widening.
•	Security selection and positioning in conventional 30-year and 20-year mortgages were the most notable contributors to performance.
•	Positioning in credit card and auto ABS was a small contributor to performance.
•	Within CMBS, sector positioning and security selection, from conduit, single-asset/single-borrower CMBS and agency CMBS, was also a small contributor.
JPMorgan
•	Dynamic duration and yield curve positioning was the largest contributor to the Fund’s excess return.
○	The Fund entered the year with an expectation that the yield curve would steepen. Throughout much of the course of 2022, from January through November, the Fund was generally positioned underweight duration relative to the benchmark, by between -0.1 and -0.5 years.
○	A large portion of the duration underweight was expressed in the 20-year part of the yield curve, as we expected higher rates in this part of the curve due to poor supply/demand and liquidity driven dynamics.
○	As the Fed delivered larger and more aggressive rate hikes than previously expected, we reduced duration in the front end of the yield curve, while remaining slightly overweight in the belly of the yield curve.
○	In November, the Fund covered its duration underweight, adding duration in the front and belly of the yield curve, as the pace of inflation slowed and concerns over a recession rose. The Fund ended the year +0.2 years overweight duration.
•	Underweight positioning to the agency MBS sector and intra-sector positioning within agency CMBS was another meaningful contributor to returns.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
6	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	970.00	1,022.71	2.32	2.38	0.47
Class 2	1,000.00	1,000.00	969.10	1,021.41	3.60	3.70	0.73
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 10.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Academic Loan Funding Trust(a),(b)
Series 2013-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/26/2044	5.189%	534,307	500,841
ACC Trust(a)
Series 2021-1 Class D
03/22/2027	5.250%	5,200,000	5,085,871
Subordinated Series 2021-1 Class C
12/20/2024	2.080%	2,150,000	2,128,612
Ally Auto Receivables Trust
Series 2022-1 Class A3
11/15/2026	3.310%	2,356,000	2,293,494
Series 2022-2 Class A4
04/17/2028	4.870%	2,019,000	2,011,182
Subordinated Series 2022-3 Class A4
06/15/2031	5.070%	1,013,000	1,021,072
American Express Credit Account Master Trust
Series 2022-3 Class A
08/15/2027	3.750%	4,380,000	4,279,791
Series 2022-4 Class A
10/15/2027	4.950%	3,273,000	3,298,164
American Tower Trust I(a)
Series 13 Class 2A
03/15/2023	3.070%	1,900,000	1,889,362
AmeriCredit Automobile Receivables Trust
Series 2022-1 Class A3
11/18/2026	2.450%	792,000	767,546
Series 2022-2 Class A3
04/18/2028	4.380%	1,937,000	1,894,198
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2019-3A Class A
03/20/2026	2.360%	1,653,000	1,537,561
Series 2021-2A Class A
02/20/2028	1.660%	4,254,000	3,687,590
Series 2022-3 Class A
02/20/2027	4.620%	3,653,000	3,568,308
Series 2022-4A Class A
02/20/2029	4.770%	1,812,000	1,739,819
BA Credit Card Trust
Series 2022-A1 Class A1
11/15/2027	3.530%	3,861,000	3,754,543
Series 2022-A2 Class A2
04/17/2028	5.000%	2,779,000	2,809,721
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Business Jet Securities LLC(a)
Series 2021-1A Class A
04/15/2036	2.162%	1,762,006	1,547,136
Subordinated Series 2021-1 Class B
04/15/2036	2.918%	2,237,809	1,896,668
Subordinated Series 2022-1A Class C
06/15/2037	6.413%	4,977,002	4,617,052
Capital One Multi-Asset Execution Trust
Series 2021-A2 Class A2
07/15/2030	1.390%	2,991,000	2,495,566
Series 2022-A2 Class A
05/15/2027	3.490%	2,773,000	2,697,311
Series 2022-A3 Class A
10/15/2027	4.950%	2,339,000	2,357,518
Cars Net Lease Mortgage Notes(a)
Series 2020-1A Class A3
12/15/2050	3.100%	851,400	733,436
Carvana Auto Receivables Trust(a)
Subordinated Series 2019-3A Class D
04/15/2025	3.040%	3,688,921	3,638,752
Chase Auto Owner Trust(a)
Series 2022-AA Class A4
03/27/2028	3.990%	1,305,000	1,259,950
Chase Funding Trust(b)
Series 2003-2 Class 2A2
1-month USD LIBOR + 0.560% Floor 0.560% 02/25/2033	4.949%	500,782	474,893
Chase Funding Trust(c)
Series 2003-4 Class 1A5
05/25/2033	4.887%	184,396	172,673
Series 2003-6 Class 1A5
11/25/2034	4.888%	143,019	140,484
Chase Issuance Trust
Series 2022-A1 Class A
09/15/2027	3.970%	849,000	826,863
College Ave Student Loans LLC(a),(b)
Series 2017-A Class A1
1-month USD LIBOR + 1.650% Floor 1.650% 11/26/2046	6.039%	661,709	637,393
College Ave Student Loans LLC(a)
Series 2018-A Class A2
12/26/2047	4.130%	400,886	382,678
Series 2019-A Class A2
12/28/2048	3.280%	998,826	932,865
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-A Class A2
07/25/2051	1.600%	2,295,672	1,940,379
Consumer Receivables Asset Investment Trust(a),(b)
Series 2021-1 Class A1X
3-month USD LIBOR + 3.000% Floor 3.000% 03/24/2023	8.208%	1,741,690	1,741,683
COOF Securitization Trust Ltd.(a),(c),(d)
CMO Series 2014-1 Class A
06/25/2040	2.783%	292,643	19,771
Credit Acceptance Auto Loan Trust(a)
Series 2021-2A Class A
02/15/2030	0.960%	1,250,000	1,198,818
Series 2021-3A Class B
07/15/2030	1.380%	4,162,000	3,808,056
Subordinated Series 2020-1A Class B
04/16/2029	2.390%	2,084,529	2,073,678
Subordinated Series 2021-3A Class C
09/16/2030	1.630%	1,504,000	1,365,763
DataBank Issuer(a)
Series 2021-1A Class A2
02/27/2051	2.060%	2,850,000	2,468,526
Diamond Resorts Owner Trust(a)
Subordinated Series 2021-1A Class D
11/21/2033	3.830%	1,917,249	1,763,510
Discover Card Execution Note Trust
Series 2022-A3 Class A3
07/15/2027	3.560%	5,968,000	5,782,812
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class C
08/17/2026	2.280%	1,139,222	1,130,576
DT Auto Owner Trust(a)
Subordinated Series 2019-4A Class C
07/15/2025	2.730%	7,314	7,304
Subordinated Series 2021-2A Class C
02/16/2027	1.100%	2,104,000	1,996,745
Exeter Automobile Receivables Trust(a)
Series 2022-3A Class E
01/15/2030	9.090%	7,000,000	6,569,233
Exeter Automobile Receivables Trust
Subordinated Series 2022-2A Class D
07/17/2028	4.560%	6,035,000	5,601,405
Subordinated Series 2022-5A Class D
02/15/2029	7.400%	5,000,000	4,983,920
Flagship Credit Auto Trust(a)
Series 2019-4 Class D
01/15/2026	3.120%	3,600,000	3,443,381
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Lease Trust
Series 2022-A Class A3
05/15/2025	3.230%	3,804,000	3,729,804
Series 2022-A Class A4
07/15/2025	3.370%	1,830,000	1,776,099
Ford Credit Auto Owner Trust(a)
Series 2020-2 Class A
04/15/2033	1.060%	1,379,000	1,236,053
Series 2022-1 Class A
11/15/2034	3.880%	6,426,000	6,153,938
Ford Credit Auto Owner Trust
Series 2022-C Class A4
12/15/2027	4.590%	3,263,000	3,203,209
Series 2022-D Class A4
03/15/2028	5.300%	917,000	916,285
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	293,480	287,390
Series 2020-1A Class A
07/16/2040	3.540%	1,463,781	1,402,903
Foursight Capital Automobile Receivables Trust(a)
Subordinated Series 2021-2 Class D
09/15/2027	1.920%	850,000	785,496
Franklin Limited Duration Income Trust(a),(c),(e),(f)
Series 2019-1 Class A
08/15/2024	5.500%	29,432	27,960
FREED ABS Trust(a)
Subordinated Series 2021-1CP Class B
03/20/2028	1.410%	929,619	924,524
Subordinated Series 2021-2 Class C
06/19/2028	1.940%	2,300,000	2,235,122
Subordinated Series 2021-3FP Class D
11/20/2028	2.370%	2,230,000	2,028,868
Subordinated Series 2022-1FP Class D
03/19/2029	3.350%	4,150,000	3,839,851
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2021-1A Class D
01/15/2027	1.680%	1,200,000	1,134,870
Subordinated Series 2021-1A Class E
01/18/2028	3.140%	7,240,000	6,690,433
Subordinated Series 2021-3A Class D
07/15/2027	1.480%	8,330,000	7,462,724
GLS Auto Receivables Trust(a)
Subordinated Series 2021-2A Class D
04/15/2027	1.420%	2,250,000	2,067,466
GM Financial Automobile Leasing Trust
Series 2022-2 Class A3
06/20/2025	3.420%	1,065,000	1,036,805

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-2 Class A4
05/20/2026	3.540%	2,113,000	2,043,695
Series 2022-3 Class A4
08/20/2026	4.110%	2,739,000	2,691,115
GM Financial Consumer Automobile Receivables Trust
Series 2022-2 Class A3
02/16/2027	3.100%	5,446,000	5,284,039
Series 2022-2 Class A4
04/17/2028	3.250%	2,905,000	2,768,499
Series 2022-4 Class A3
08/16/2027	4.820%	2,644,000	2,646,422
Series 2022-4 Class A4
08/16/2028	4.880%	2,884,000	2,870,213
GM Financial Revolving Receivables Trust(a)
Series 2022-1 Class A
10/11/2035	5.910%	2,406,000	2,351,871
Gold Key Resorts(a)
Series 2014-A Class A
03/17/2031	3.220%	18,758	18,434
Goodgreen Trust(a)
Series 2017-1A Class A
10/15/2052	3.740%	169,427	156,945
Series 2017-2A Class A
10/15/2053	3.260%	880,602	791,152
Series 2019-2A Class A
04/15/2055	2.760%	1,203,677	1,035,112
Goodgreen Trust(a),(e),(f)
Series 2017-R1A Class R
10/20/2052	5.000%	790,829	636,142
HERO Funding Trust(a)
Series 2016-3A Class A1
09/20/2042	3.080%	292,646	273,583
Series 2017-1A Class A2
09/20/2047	4.460%	455,434	431,330
Series 2017-3A Class A2
09/20/2048	3.950%	596,912	551,264
Hertz Vehicle Financing III LLC(a)
Series 2022-1A Class A
06/25/2026	1.990%	5,050,000	4,624,745
Hertz Vehicle Financing III LP(a)
Series 2021-2A Class A
12/27/2027	1.680%	2,318,000	2,007,708
Hertz Vehicle Financing LLC(a)
Series 2022-2A Class A
06/26/2028	2.330%	4,542,000	3,980,454
Series 2022-4A Class A
09/25/2026	3.730%	2,253,000	2,153,315
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-5A Class A
09/25/2028	3.890%	4,542,000	4,167,179
HGI CRE CLO Ltd.(a),(b)
Series 2022-FL3 Class D
30-day Average SOFR + 3.750% Floor 3.750% 04/19/2037	7.558%	3,998,500	3,677,466
Hilton Grand Vacations Trust(a)
Series 2017-AA Class A
12/26/2028	2.660%	156,896	152,846
Honda Auto Receivables Owner Trust
Series 2022-2 Class A4
12/18/2028	3.760%	1,247,000	1,188,991
Hyundai Auto Lease Securitization Trust(a)
Series 2022-C Class A4
08/17/2026	4.480%	2,675,000	2,632,920
Hyundai Auto Receivables Trust
Series 2021-C Class A4
12/15/2027	1.030%	1,650,000	1,478,447
Series 2022-A Class A3
10/15/2026	2.220%	3,070,000	2,924,025
Series 2022-C Class A3
06/15/2027	5.390%	2,288,000	2,313,025
Series 2022-C Class A4
10/16/2028	5.520%	2,123,000	2,146,365
LendingPoint Asset Securitization Trust(a)
Series 2020-REV1 Class C
10/15/2028	7.699%	3,708,000	3,599,430
Subordinated Series 2021-A Class B
12/15/2028	1.460%	2,103,685	2,086,493
Subordinated Series 2021-A Class C
12/15/2028	2.750%	3,805,000	3,599,724
Subordinated Series 2021-B Class B
02/15/2029	1.680%	4,852,000	4,641,747
Lendmark Funding Trust(a)
Subordinated Series 2019-2A Class D
04/20/2028	5.240%	4,300,000	3,745,084
Subordinated Series 2021-1A Class B
11/20/2031	2.470%	1,625,000	1,314,374
Subordinated Series 2021-1A Class C
11/20/2031	3.410%	5,000,000	4,029,373
LP LMS Asset Securitization Trust(a),(e),(f)
Subordinated Series 2021-2A Class B
01/15/2029	2.330%	7,381,000	6,757,651
LPMS(a),(e),(f)
Series 2021-1A Class B
04/15/2041	3.966%	7,000,000	6,824,180

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mariner Finance Issuance Trust(a)
Series 2019-AA Class B
07/20/2032	3.510%	2,115,000	2,027,039
Series 2019-AA Class C
07/20/2032	4.010%	5,560,000	5,148,022
Series 2019-AA Class D
07/20/2032	5.440%	6,000,000	5,341,159
Subordinated Series 2022-AA Class D
10/20/2037	9.100%	3,650,000	3,755,534
Mercedes-Benz Auto Receivables Trust
Series 2022-1 Class A4
02/15/2029	5.250%	2,122,000	2,111,904
Mercury Financial Credit Card Master Trust(a)
Series 2021-1A Class A
03/20/2026	1.540%	2,470,000	2,364,560
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class M1
10/15/2040	6.083%	601,589	582,473
Mission Lane Credit Card Master Trust(a)
Series 2021-A Class A
09/15/2026	1.590%	4,395,000	4,241,397
Navient Private Education Loan Trust(a),(b)
Series 2016-AA Class A2B
1-month USD LIBOR + 2.150% 12/15/2045	6.468%	1,497,021	1,509,904
Navient Private Education Loan Trust(a)
Series 2020-IA Class A1A
04/15/2069	1.330%	4,101,442	3,473,877
Navient Private Education Refi Loan Trust(a)
Series 2018-A Class A2
02/18/2042	3.190%	32,214	31,768
Series 2018-CA Class A2
06/16/2042	3.520%	83,812	81,753
Series 2018-DA Class A2A
12/15/2059	4.000%	1,842,597	1,759,630
Series 2019-A Class A2A
01/15/2043	3.420%	1,067,699	1,016,708
Series 2019-CA Class A2
02/15/2068	3.130%	703,671	663,721
Series 2019-D Class A2A
12/15/2059	3.010%	2,100,263	1,943,813
Series 2019-FA Class A2
08/15/2068	2.600%	1,557,615	1,443,661
Series 2020-BA Class A2
01/15/2069	2.120%	859,570	778,993
Series 2020-EA Class A
05/15/2069	1.690%	4,162,539	3,667,371
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-GA Class A
09/16/2069	1.170%	1,920,483	1,653,341
Series 2020-HA Class A
01/15/2069	1.310%	1,259,475	1,117,578
Series 2021-A Class A
05/15/2069	0.840%	3,014,287	2,604,745
Series 2021-BA Class A
07/15/2069	0.940%	842,178	709,667
Series 2021-CA Class A
10/15/2069	1.060%	3,221,666	2,732,003
Series 2021-EA Class A
12/16/2069	0.970%	5,333,634	4,506,088
Series 2021-FA Class A
02/18/2070	1.110%	2,755,881	2,326,787
Series 2021-GA Class A
04/15/2070	1.580%	1,927,385	1,647,374
Series 2022-A Class A
07/15/2070	2.230%	6,666,272	5,784,353
Navient Student Loan Trust(a)
Series 2019-BA Class A2A
12/15/2059	3.390%	1,592,289	1,501,719
Series 2021-3A Class A1A
08/25/2070	1.770%	3,038,269	2,601,489
Nelnet Student Loan Trust(b)
Series 2004-3 Class A5
3-month USD LIBOR + 0.180% Floor 0.180% 10/27/2036	4.538%	832,296	808,474
Series 2004-4 Class A5
3-month USD LIBOR + 0.160% Floor 0.160% 01/25/2037	4.518%	1,504,921	1,472,921
Series 2005-1 Class A5
3-month USD LIBOR + 0.110% Floor 0.110% 10/25/2033	4.468%	1,420,506	1,370,638
Series 2005-2 Class A5
3-month USD LIBOR + 0.100% Floor 0.100% 03/23/2037	4.853%	3,444,094	3,340,601
Series 2005-3 Class A5
3-month USD LIBOR + 0.120% Floor 0.120% 12/24/2035	4.873%	4,190,966	4,060,599
Series 2005-4 Class A4
3-month USD LIBOR + 0.180% Floor 0.180% 03/22/2032	4.933%	336,487	327,084

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nissan Auto Lease Trust
Series 2022-A Class A3
05/15/2025	3.810%	3,654,000	3,591,408
Nissan Auto Receivables Owner Trust
Series 2022-B Class A4
11/15/2029	4.450%	2,256,000	2,205,737
Octane Receivables Trust(a)
Subordinated Series 2021-1A Class B
04/20/2027	1.530%	700,000	640,058
Subordinated Series 2021-1A Class C
11/20/2028	2.230%	600,000	545,889
Oportun Funding XIV LLC(a)
Series 2021-1 Class A
03/08/2028	1.210%	1,385,000	1,282,671
Oportun Issuance Trust(a)
Subordinated Series 2022-A Class C
06/09/2031	7.400%	5,250,000	4,783,751
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class B
11/15/2027	2.130%	4,498,146	4,089,063
PenFed Auto Receivables Owner Trust(a)
Series 2022-A Class A3
04/15/2026	3.960%	1,929,000	1,892,243
Series 2022-A Class A4
12/15/2028	4.180%	948,000	931,674
Regional Management Issuance Trust(a)
Subordinated Series 2021-2 Class D
08/15/2033	4.940%	4,300,000	3,239,706
Renew(a)
Series 2017-1A Class A
09/20/2052	3.670%	217,070	196,271
Santander Drive Auto Receivables Trust
Series 2022-2 Class A3
10/15/2026	2.980%	5,746,000	5,615,346
Series 2022-3 Class A3
12/15/2026	3.400%	1,914,000	1,881,717
Series 2022-4 Class A3
02/16/2027	4.140%	2,778,000	2,729,058
Series 2022-5 Class A3
08/17/2026	4.110%	2,298,000	2,251,411
Series 2022-6 Class A3
11/16/2026	4.490%	4,756,000	4,683,741
Series 2022-7 Class A3
04/15/2027	5.750%	1,536,000	1,550,168
SART(f)
Series 2017-1 Class X
11/17/2025	4.750%	507,626	482,245
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SART(a),(f)
Series 2018-1 Class A
06/15/2025	4.750%	699,737	657,753
SCF Equipment Leasing LLC(a)
Subordinated Series 2021-1A Class F
08/20/2032	5.520%	5,000,000	4,555,407
Subordinated Series 2022-2A Class E
06/20/2035	6.500%	4,484,000	3,458,641
Sierra Timeshare Receivables Funding LLC(a)
Subordinated Series 2020-2A Class D
07/20/2037	6.590%	4,546,396	4,347,531
SLC Student Loan Trust(b)
Series 2010-1 Class A
3-month USD LIBOR + 0.875% Floor 0.875% 11/25/2042	5.574%	345,506	343,001
SMB Private Education Loan Trust(a),(b)
Series 2016-B Class A2B
1-month USD LIBOR + 1.450% 02/17/2032	5.768%	400,832	397,916
Series 2016-C Class A2B
1-month USD LIBOR + 1.100% Floor 1.100% 09/15/2034	5.418%	548,877	546,710
Series 2021-C Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 01/15/2053	5.118%	3,689,008	3,496,915
Series 2022-D Class A1B
30-day Average SOFR + 1.800% Floor 1.800% 10/15/2058	5.018%	2,301,803	2,293,368
SMB Private Education Loan Trust(a)
Series 2018-A Class A2A
02/15/2036	3.500%	4,331,297	4,193,307
Series 2018-C Class A2A
11/15/2035	3.630%	1,543,376	1,454,010
Series 2019-A Class A2A
07/15/2036	3.440%	3,094,040	2,985,389
Series 2020-BA Class A1A
07/15/2053	1.290%	1,564,919	1,411,830
Series 2020-PTA Class A2A
09/15/2054	1.600%	2,423,698	2,153,052
Series 2020-PTB Class A2A
09/15/2054	1.600%	6,855,503	6,077,545
Series 2021-A Class APT1
01/15/2053	1.070%	5,520,170	4,726,142
Series 2021-B Class A
07/17/2051	1.310%	1,549,052	1,385,842

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-D Class A1A
03/17/2053	1.340%	4,217,768	3,726,343
Series 2021-E Class A1A
02/15/2051	1.680%	3,009,090	2,710,576
Series 2022-C Class A1A
05/16/2050	4.480%	1,697,492	1,633,927
SoFi Professional Loan Program LLC(a)
Series 2017-D Class A2FX
09/25/2040	2.650%	126,167	120,656
Series 2017-E Class A2B
11/26/2040	2.720%	175,289	173,964
SoFi Professional Loan Program Trust(a)
Series 2020-C Class AFX
02/15/2046	1.950%	287,420	261,025
Series 2021-A Class AFX
08/17/2043	1.030%	970,075	768,101
Series 2021-B Class AFX
02/15/2047	1.140%	2,221,779	1,753,808
Synchrony Card Funding LLC
Series 2022-A1 Class A
04/15/2028	3.370%	3,302,000	3,177,535
Series 2022-A2 Class A
07/15/2028	3.860%	2,830,000	2,760,494
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	1,372,161	1,349,814
Series 2022-2A Class A
12/15/2028	6.060%	2,954,914	2,903,058
T-Mobile US Trust(a)
Series 2022-1A Class A
05/22/2028	4.910%	3,521,000	3,507,910
Toyota Auto Loan Extended Note Trust(a)
Series 2022-1A Class A
04/25/2035	3.820%	2,281,000	2,181,796
Toyota Auto Receivables Owner Trust
Series 2022-B Class A4
08/16/2027	3.110%	2,166,000	2,041,544
Series 2022-C Class A4
02/15/2028	3.770%	2,089,000	1,993,125
Series 2022-D Class A4
04/17/2028	5.430%	1,158,000	1,165,459
Triton Container Finance VIII LLC(a)
Series 2020-1A Class A
09/20/2045	2.110%	1,203,420	1,032,738
United Auto Credit Securitization Trust(a)
Series 2022-2 Class E
04/10/2029	10.000%	1,000,000	966,466
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Pass-Through Trust(a)
Series 2021-ST4 Class A
07/20/2027	2.000%	2,546,090	2,354,386
Series 2021-ST8 Class A
10/20/2029	1.750%	2,612,405	2,424,419
Upstart Securitization Trust(a)
Series 2021-1 Class A
03/20/2031	0.870%	107,613	107,371
Series 2021-1 Class B
03/20/2031	1.890%	1,336,000	1,302,837
US Auto Funding(a)
Subordinated Series 2021-1A Class B
03/17/2025	1.490%	2,200,000	2,175,880
Subordinated Series 2021-1A Class C
05/15/2026	2.200%	6,000,000	5,751,187
US Auto Funding Trust(a)
Subordinated Series 2022-1A Class D
07/15/2027	9.140%	5,000,000	4,632,954
Verizon Master Trust
Series 2022-2 Class A
07/20/2028	1.530%	1,761,000	1,643,857
Verizon Master Trust(c)
Series 2022-4 Class A
11/20/2028	3.400%	3,777,000	3,658,648
Series 2022-6 Class A
01/22/2029	3.670%	3,392,000	3,285,370
Veros Auto Receivables Trust(a)
Subordinated Series 2021-1 Class B
10/15/2026	1.490%	2,800,000	2,641,643
VM Debt LLC(a),(f)
Series 2019-1 Class A1A
07/18/2027	7.460%	9,000,000	8,160,930
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	252,064	243,854
World Omni Automobile Lease Securitization Trust
Series 2022-A Class A3
02/18/2025	3.210%	2,042,000	2,003,728
Series 2022-A Class A4
06/15/2027	3.340%	1,203,000	1,168,492
Total Asset-Backed Securities — Non-Agency (Cost $530,239,131)			497,878,790

Commercial Mortgage-Backed Securities - Agency 5.6%

Fannie Mae Multifamily REMIC Trust(c)
Series 2022-M10 Class A2
01/25/2032	1.938%	7,800,000	6,342,753

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae Multifamily REMIC Trust
Series 2022-M1S Class A2
04/25/2032	2.081%	8,700,000	7,161,105
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series 2017 K065 Class A2
04/25/2027	3.243%	1,408,000	1,326,368
Series 2017 K065 Class AM
05/25/2027	3.326%	755,000	717,616
Series 2017 K066 Class A2
06/25/2027	3.117%	1,858,000	1,757,342
Series K144 (FHLMC)
04/25/2032	2.450%	2,320,000	1,960,035
Series K145 Class A2 (FHLMC)
06/25/2055	2.580%	2,320,000	1,980,452
Series K145 Class AM (FHLMC)
06/25/2055	2.580%	8,250,000	6,995,624
Series K146 Class A2 (FHLMC)
06/25/2032	2.920%	10,324,000	9,073,192
Series KS07 Class A2
09/25/2025	2.735%	3,600,000	3,424,774
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,311,000	1,246,289
Series K081 Class A2
08/25/2028	3.900%	2,245,000	2,180,269
Series K147 Class A2 (FHLMC)
06/25/2032	3.000%	4,424,000	3,913,562
Series KG07 Class A2 (FHLMC)
08/25/2032	3.123%	2,313,000	2,063,532
Series W5FX Class AFX
04/25/2028	3.214%	1,256,000	1,165,152
Federal National Mortgage Association
12/01/2025	3.765%	6,535,680	6,398,092
07/01/2026	4.450%	2,434,313	2,421,637
12/01/2026	3.240%	1,500,000	1,426,451
01/01/2027	3.710%	2,888,300	2,794,556
02/01/2027	3.340%	1,000,000	956,632
03/01/2027	2.910%	3,282,100	3,080,748
05/01/2027	2.430%	2,307,670	2,114,659
06/01/2027	2.370%	4,550,000	4,153,377
06/01/2027	3.000%	1,949,870	1,832,503
06/01/2028	3.570%	2,787,000	2,650,717
11/01/2028	1.800%	7,300,000	6,291,556
11/01/2028	4.250%	549,586	544,375
02/01/2029	3.740%	1,515,000	1,455,271
10/01/2029	3.121%	2,227,408	2,075,563
02/01/2030	2.570%	2,526,033	2,251,978
02/01/2030	2.920%	2,684,309	2,438,726
02/01/2030	3.550%	1,000,000	935,591
05/01/2030	3.420%	8,944,364	8,380,404
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/2030	3.130%	4,812,000	4,397,081
07/01/2030	3.850%	4,413,472	4,253,840
02/01/2031	3.260%	6,236,000	5,695,341
01/01/2032	2.730%	2,534,671	2,214,319
01/01/2032	2.730%	1,825,000	1,590,210
01/01/2032	2.780%	2,159,816	1,910,047
01/01/2032	2.970%	1,569,953	1,408,213
02/01/2032	2.990%	2,908,808	2,610,236
05/01/2032	3.090%	5,565,000	4,972,989
06/01/2032	3.540%	7,921,000	7,356,070
11/01/2032	4.180%	6,605,000	6,418,328
11/01/2032	4.230%	3,995,273	3,906,812
11/01/2032	4.705%	3,400,000	3,446,852
12/01/2032	4.830%	4,717,000	4,830,566
11/01/2033	2.430%	1,333,671	1,121,234
12/01/2033	2.500%	1,641,279	1,379,456
04/01/2035	3.330%	2,386,142	2,099,301
10/01/2035	2.880%	5,000,000	4,039,962
Series 2015-M10 Class A2
04/25/2027	3.092%	8,126,570	7,683,440
Series 2017-M5 Class A2
04/25/2029	3.176%	1,576,093	1,459,643
Series 2017-T1 Class A
06/25/2027	2.898%	2,763,164	2,586,026
Series 2021-M3 Class 1A1
11/25/2033	1.000%	3,578,368	3,366,296
Series 2022-M13 Class A2
06/25/2032	2.593%	13,271,000	11,490,176
Federal National Mortgage Association(c)
06/01/2037	5.888%	364,578	359,347
CMO Series 2013-M13 Class A2
04/25/2023	2.517%	518,071	512,405
CMO Series 2014-M3 Class A2
01/25/2024	3.501%	382,259	375,284
CMO Series 2015-M11 Class A2
04/25/2025	2.854%	1,807,851	1,737,590
Series 2017-M12 Class A2
06/25/2027	3.062%	1,660,350	1,557,172
Series 2017-M7 Class A2
02/25/2027	2.961%	491,345	462,498
Series 2018-M10 Class A2
07/25/2028	3.358%	2,683,000	2,557,981
Series 2018-M3 Class A2
02/25/2030	3.069%	929,775	853,214
Series 2018-M4 Class A2
03/25/2028	3.056%	1,319,931	1,228,700
Series 2022-M3 Class A2
11/25/2031	1.707%	16,900,000	13,296,597

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c),(d)
Series 2021-M3 Class X1
11/25/2033	1.943%	36,192,966	3,234,486
Freddie Mac Multiclass Certificates(c),(d)
Series 2021-P011 Class X1
09/25/2045	1.793%	20,828,680	2,603,389
Freddie Mac Multifamily Certificates
Series K153 Class A2
01/25/2033	3.820%	5,800,000	5,451,915
Freddie Mac Multifamily Structured Credit Risk(a),(b)
Series 2021-MN1 Class M2
3-month Term SOFR + 3.750% 01/25/2051	7.297%	1,000,000	893,074
Freddie Mac Multifamily Structured Pass Through Certificates(c)
Series K-150 Class A2
09/25/2032	3.710%	13,100,000	12,276,002
Freddie Mac Multifamily Structured Pass-Through Certificates(c),(d)
Series KL05 Class X1P (FHLMC)
06/25/2029	0.892%	75,000,000	3,668,452
FREMF Mortgage Trust(a),(c)
Subordinated Series 2015-K44 Class B
01/25/2048	3.719%	3,410,000	3,244,014
Subordinated Series 2016-K59 Class B
11/25/2049	3.579%	2,383,000	2,288,120
Subordinated Series 2016-K722 Class B
07/25/2049	3.949%	1,400,000	1,389,793
Subordinated Series 2019-K92 Class B
05/25/2052	4.198%	6,000,000	5,413,771
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	4.192%	545,438	540,517
CMO Series 2015-H15 Class FJ
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 06/20/2065	4.282%	2,183,787	2,160,906
CMO Series 2015-H16 Class FG
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 07/20/2065	4.282%	2,050,083	2,026,302
CMO Series 2015-H16 Class FL
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 07/20/2065	4.282%	1,139,076	1,126,262
CMO Series 2015-H18 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 06/20/2065	4.292%	502,354	497,736
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(c)
CMO Series 2014-168 Class VB
06/16/2047	3.420%	1,026,382	1,021,716
Multifamily Connecticut Avenue Securities Trust(a),(b)
Subordinated Series 2020-01 Class M10
1-month USD LIBOR + 3.750% Floor 3.750% 03/25/2050	8.139%	6,008,000	5,548,651
Total Commercial Mortgage-Backed Securities - Agency (Cost $289,018,022)			270,073,233

Commercial Mortgage-Backed Securities - Non-Agency 6.0%

3650R Commercial Mortgage Trust
Series 2021-PF1 Class A5
11/15/2054	2.522%	1,397,000	1,136,139
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,230,161	2,132,834
Series 2014-SFR2 Class E
10/17/2036	6.231%	500,000	486,262
Series 2014-SFR3 Class A
12/17/2036	3.678%	982,054	941,341
Series 2014-SFR3 Class E
12/17/2036	6.418%	1,000,000	982,810
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,071,619	1,011,183
Series 2015-SFR1 Class E
04/17/2052	5.639%	1,150,000	1,111,084
Subordinated Series 2014-SFR3 Class C
12/17/2036	4.596%	200,000	194,474
Subordinated Series 2015-SFR2 Class D
10/17/2045	5.036%	2,000,000	1,907,012
Subordinated Series 2015-SFR2 Class E
10/17/2045	6.070%	1,820,000	1,766,871
AMSR Trust(a)
Series 2020-SFR5 Class D
11/17/2037	2.180%	3,750,000	3,306,792
Subordinated Series 2020-SFR2 Class C
07/17/2037	2.533%	4,000,000	3,623,026
Subordinated Series 2020-SFR3 Class E1
09/17/2037	2.556%	3,600,000	3,206,591
Subordinated Series 2020-SFR4 Class E2
11/17/2037	2.456%	4,275,000	3,724,350
Subordinated Series 2020-SFR5 Class F
11/17/2037	2.686%	5,000,000	4,361,871
Subordinated Series 2021-SFR2 Class D
08/17/2026	2.278%	4,800,000	4,128,621

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-SFR2 Class E1
08/17/2026	2.477%	5,200,000	4,475,616
Subordinated Series 2021-SFR3 Class E2
10/17/2038	2.427%	3,845,000	3,216,756
Subordinated Series 2022-SFR1 Class F
03/17/2039	6.021%	8,500,000	7,533,824
AMSR Trust(a),(c)
Series 2021-SFR1 Class E1
06/17/2038	2.751%	2,250,000	1,741,884
Series 2021-SFR1 Class E2
06/17/2038	2.900%	2,250,000	1,739,811
AREIT Trust(a),(b)
Series 2021-CRE5 Class C
1-month USD LIBOR + 2.250% Floor 2.250% 08/17/2026	6.589%	8,000,000	7,451,394
BANK(c)
Series 2022-BNK44 Class A5
10/15/2032	5.746%	2,095,000	2,181,353
Barclays Commercial Mortgage Trust
Series 2019-C3 Class A3
05/15/2052	3.319%	2,208,000	1,989,289
BBCMS Mortgage Trust
Series 2018-C2 Class ASB
12/15/2051	4.236%	643,000	619,011
BBCMS Mortgage Trust(c)
Series 2022-C18 Class A5
12/15/2055	5.710%	886,000	926,421
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	3,700,000	3,442,822
Bear Stearns Commercial Mortgage Securities Trust(a),(c),(d)
CMO Series 2007-T26 Class X1
01/12/2045	0.951%	68,526	2
Benchmark Mortgage Trust(c)
Series 2022-B35 Class A5
05/15/2055	4.594%	719,000	687,736
BX Commercial Mortgage Trust(a),(b)
Series 2021-VOLT Class A
1-month USD LIBOR + 0.700% Floor 0.700% 09/15/2036	5.018%	6,056,000	5,833,567
Series 2021-XL2 Class A
1-month USD LIBOR + 0.689% Floor 0.689% 10/15/2038	5.006%	2,785,706	2,677,407
Camden Property Trust(a),(f)
Series 2016-SFR1 Class A
12/05/2026	5.000%	4,595,976	4,554,612
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CFCRE Commercial Mortgage Trust
Series 2017-C8 Class ASB
06/15/2050	3.367%	776,081	744,989
Citigroup Commercial Mortgage Trust
Series 2020-GC46 Class A5
02/15/2053	2.717%	6,215,000	5,246,141
Citigroup Commercial Mortgage Trust(c)
Series 2022-GC48 Class A5
05/15/2054	4.580%	1,743,000	1,677,585
Citigroup/Deutsche Bank Commercial Mortgage Trust(a),(c),(d)
CMO Series 2006-CD2 Class X
01/15/2046	0.023%	825,238	1
Comm Mortgage Trust(c)
Series 2013-CR13 Class A4
11/10/2046	4.194%	943,000	926,459
COMM Mortgage Trust(c)
Series 2013-CR10 Class A4
08/10/2046	4.210%	36,000	35,756
COMM Mortgage Trust
Series 2013-CR11 Class A4
08/10/2050	4.258%	6,921,000	6,807,957
Series 2013-CR6 Class A4
03/10/2046	3.101%	1,608,392	1,603,227
Series 2014-UBS4 Class A4
08/10/2047	3.420%	1,700,000	1,643,944
Series 2015-LC19 Class A3
02/10/2048	2.922%	4,425,760	4,245,006
Series 2015-LC23 Class A3
10/10/2048	3.521%	1,565,000	1,485,152
COMM Mortgage Trust(a),(c)
Series 2018-HOME Class A
04/10/2033	3.815%	3,125,000	2,837,689
COMM Mortgage Trust(a)
Series 2020-CBM Class A2
02/10/2037	2.896%	4,000,000	3,668,447
Subordinated Series 2020-CBM Class C
02/10/2037	3.402%	3,480,000	3,119,211
Commercial Mortgage Trust(a)
Series 2013-300P Class A1
08/10/2030	4.353%	2,000,000	1,933,780
Commercial Mortgage Trust(a),(c)
Series 2013-SFS Class A2
04/12/2035	2.987%	624,000	615,960
Commercial Mortgage Trust
Series 2014-CR19 Class ASB
08/10/2047	3.499%	381,838	373,874
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,396,375	1,364,687

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-CR25 Class A4
08/10/2048	3.759%	2,187,000	2,082,242
CoreVest American Finance Trust(a)
Series 2019-3 Class A
10/15/2052	2.705%	1,253,443	1,189,041
Subordinated Series 2019-1 Class B
03/15/2052	3.880%	1,960,000	1,897,758
CSAIL Commercial Mortgage Trust
Series 2019-C16 Class A2
06/15/2052	3.067%	1,046,000	914,235
Series 2021-C20 Class A3
03/15/2054	2.805%	856,000	712,611
EQUS Mortgage Trust(a),(b)
Series 2021-EQAZ Class A
1-month USD LIBOR + 0.755% Floor 0.755% 10/15/2038	5.073%	2,370,952	2,282,159
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
08/17/2037	2.241%	3,600,000	3,215,081
Subordinated Series 2021-SFR1 Class E2
08/17/2038	2.489%	6,000,000	5,004,897
Subordinated Series 2021-SFR1 Class F1
08/17/2038	3.238%	4,800,000	4,047,664
Subordinated Series 2021-SFR2 Class E2
09/17/2038	2.358%	5,600,000	4,601,177
Subordinated Series 2022-SFR2 Class E1
07/17/2039	4.500%	6,800,000	5,891,918
Freddie Mac Multifamily Structured Credit Risk(a),(b)
Series 2021-MN1 Class M1
30-day Average SOFR + 3.000% 01/25/2051	5.928%	3,152,052	2,949,815
Series 2021-MN2 Class M2
30-day Average SOFR + 3.350% 07/25/2041	6.897%	7,250,000	6,260,400
Series 2022-MN4 Class M1
30-day Average SOFR + 4.250% 05/25/2052	8.194%	3,975,560	3,913,164
Series 2022-MN4 Class M2
30-day Average SOFR + 6.500% 05/25/2052	10.444%	2,500,000	2,456,160
FREMF Mortgage Trust(a),(c)
Series 2020-K737 Class B
01/25/2053	3.305%	4,000,000	3,653,796
FRTKL(a)
Subordinated CMO Series 2021-SFR1 Class E1
09/17/2038	2.372%	3,709,000	3,084,650
Subordinated CMO Series 2021-SFR1 Class E2
09/17/2038	2.522%	2,781,000	2,306,459
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-SFR1 Class F
09/17/2038	3.171%	4,400,000	3,610,583
GS Mortgage Securities Trust
Series 2013-GC14 Class A5
08/10/2046	4.243%	1,209,000	1,197,021
Series 2014-GC18 Class A4
01/10/2047	4.074%	3,217,000	3,147,701
Series 2015-GC32 Class A3
07/10/2048	3.498%	1,028,451	980,827
Series 2015-GC32 Class AAB
07/10/2048	3.513%	3,688,869	3,576,778
Series 2020-GC47 Class A5
05/12/2053	2.377%	978,000	799,746
Series 2020-GSA2 Class A4
12/12/2053	1.721%	3,042,000	2,386,396
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust(a)
Series 2010-1 Class A1
01/25/2051	5.314%	1,384,921	1,348,381
Independence Plaza Trust(a)
Series 2018-INDP Class A
07/10/2035	3.763%	2,060,000	1,923,341
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12 Class A5
07/15/2045	3.664%	1,929,000	1,892,729
Series 2013-C17 Class A4
01/15/2047	4.199%	605,000	595,183
Series 2014-C23 Class A4
09/15/2047	3.670%	485,836	469,617
Series 2015-C28 Class A3
10/15/2048	2.912%	2,443,579	2,305,908
JPMorgan Chase Commercial Mortgage Securities Trust(c),(d)
CMO Series 2006-CB15 Class X1
06/12/2043	0.296%	873,932	3,047
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16 Class A4
12/15/2046	4.166%	2,645,000	2,607,690
KGS-Alpha SBA COOF Trust(a),(c),(d)
CMO Series 2012-2 Class A
08/25/2038	0.716%	826,427	12,895
CMO Series 2013-2 Class A
03/25/2039	1.620%	1,327,719	38,828
CMO Series 2014-2 Class A
04/25/2040	3.162%	344,521	21,834
Ladder Capital Commercial Mortgage Trust(a)
Series 2013-GCP Class A2
02/15/2036	3.985%	1,535,000	1,367,037

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Med Trust(a),(b)
Series 2021-MDLN Class A
1-month USD LIBOR + 0.950% Floor 0.950% 11/15/2038	5.268%	3,683,000	3,544,448
Morgan Stanley Capital I Trust(a),(c),(d)
CMO Series 2006-T21 Class X
10/12/2052	0.062%	1,795,157	3
Morgan Stanley Capital I Trust(c)
Series 2018-L1 Class A4
10/15/2051	4.407%	888,000	839,563
Morgan Stanley Capital I Trust
Series 2019-L2 Class A3
03/15/2052	3.806%	1,425,000	1,300,878
Series 2020-HR8 Class A3
07/15/2053	1.790%	1,424,000	1,130,954
MRCD MARK Mortgage Trust(a)
Series 2019-PARK Class A
12/15/2036	2.718%	4,000,000	3,676,780
Series 2019-PARK Class D
12/15/2036	2.718%	2,375,000	2,104,951
New Residential Mortgage Loan Trust(a)
Subordinated Series 2022-SFR1 Class E1
02/17/2039	3.550%	7,036,000	6,107,309
Progress Residential Trust(a)
Series 2021-SFR5 Class E1
07/17/2038	2.209%	8,435,000	7,023,884
Series 2021-SFR6 Class E1
07/17/2038	2.425%	5,000,000	4,203,182
Subordinated Series 2021-SFR2 Class E2
04/19/2038	2.647%	4,750,000	4,013,971
Subordinated Series 2021-SFR5 Class E2
07/17/2038	2.359%	4,730,000	3,916,685
Subordinated Series 2021-SFR7 Class E1
08/17/2040	2.591%	2,500,000	1,924,183
Subordinated Series 2021-SFR8 Class D
10/17/2038	2.082%	6,000,000	4,936,391
Subordinated Series 2021-SFR9 Class E2
11/17/2040	3.010%	2,899,000	2,260,798
Subordinated Series 2022-SFR1 Class F
02/17/2041	4.880%	7,000,000	5,316,620
Subordinated Series 2022-SFR3 Class F
04/17/2039	6.600%	5,560,000	4,952,208
Progress Residential Trust(a),(g)
Subordinated Series 2020-SFR2 Class GREG
06/17/2037	0.000%	5,154,026	4,248,832
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential Trust
Subordinated Series 2022-SFR2 Class E1
04/17/2027	4.550%	3,100,000	2,650,033
RBS Commercial Funding, Inc., Trust(a)
Series 2013-SMV Class A
03/11/2031	3.260%	797,000	792,168
SLG Office Trust(a)
Series 2021-OVA Class A
07/15/2041	2.585%	5,710,000	4,579,312
Starwood Waypoint Homes Trust(e),(f)
Series 2019-STL Class A
10/11/2026	7.250%	2,300,000	2,213,750
TPI Re-REMIC Trust(a),(g)
Series 2022-FRR1 Class DK33
07/25/2046	0.000%	3,500,000	3,250,974
Series 2022-FRR1 Class DK34
07/25/2046	0.000%	7,175,000	6,664,497
Series 2022-FRR1 Class DK35
08/25/2046	0.000%	2,639,000	2,451,234
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6 Class A4
04/10/2046	3.244%	577,670	568,053
Wachovia Bank Commercial Mortgage Trust(a),(c),(d)
CMO Series 2004-C12 Class
07/15/2041	0.662%	771,174	1,652
CMO Series 2006-C24 Class XC
03/15/2045	0.000%	428,166	4
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-SAVE Class A
1-month USD LIBOR + 1.150% Floor 1.150% 02/15/2040	5.468%	2,368,002	2,211,315
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $325,275,591)			293,056,032

Convertible Bonds 0.0%

Banking 0.0%
ING Groep NV(h)
12/31/2049	3.875%	1,500,000	1,095,055
Westpac Banking Corp.
Subordinated
07/24/2039	4.421%	346,000	286,326
Total			1,381,381
Total Convertible Bonds (Cost $1,846,000)			1,381,381

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes 27.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.5%
Airbus Group SE(a)
04/10/2027	3.150%	409,000	380,244
04/10/2047	3.950%	150,000	122,330
BAE Systems PLC(a)
02/15/2031	1.900%	417,000	322,879
09/15/2050	3.000%	209,000	137,107
Boeing Co. (The)
02/04/2026	2.196%	3,213,000	2,920,365
05/01/2026	3.100%	1,700,000	1,598,271
05/01/2027	5.040%	495,000	489,826
03/01/2028	3.250%	998,000	893,308
02/01/2035	3.250%	1,040,000	789,849
02/01/2050	3.750%	1,856,000	1,279,344
05/01/2060	5.930%	2,411,000	2,213,954
Lockheed Martin Corp.
11/15/2027	5.100%	2,364,000	2,421,194
05/15/2036	4.500%	400,000	381,063
11/15/2054	5.700%	1,891,000	2,005,381
11/15/2063	5.900%	945,000	1,020,710
Northrop Grumman Corp.
05/01/2030	4.400%	3,027,000	2,912,211
Raytheon Technologies Corp.
03/15/2024	3.200%	175,000	171,163
04/15/2047	4.350%	180,000	154,420
Spirit AeroSystems, Inc.(a)
04/15/2025	7.500%	420,000	415,044
11/30/2029	9.375%	168,000	177,044
TransDigm, Inc.(a)
03/15/2026	6.250%	685,000	677,001
TransDigm, Inc.
11/15/2027	5.500%	685,000	643,253
United Technologies Corp.
11/16/2028	4.125%	378,000	362,248
06/01/2042	4.500%	153,000	137,691
05/15/2045	4.150%	199,000	165,933
11/01/2046	3.750%	450,000	350,405
Total			23,142,238
Agencies 0.0%
Crowley Conro LLC
08/15/2043	4.181%	634,214	621,492
Airlines 0.4%
Air Canada Pass-Through Trust(a)
05/15/2025	4.125%	1,368,090	1,241,286
Series 2017-1 Class A
01/15/2030	3.550%	432,589	340,178
Series 2017-1 Class AA
01/15/2030	3.300%	305,357	258,297
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Airlines Pass-Through Trust
Series 2016-3 Class AA
10/15/2028	3.000%	1,266,655	1,095,696
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	900,000	865,496
04/20/2029	5.750%	2,545,000	2,328,319
British Airways Pass-Through Trust(a)
Series 2018-1 Class A
09/20/2031	4.125%	478,198	401,951
Series 2018-1 Class AA
09/20/2031	3.800%	344,590	312,627
Series 2019-1 Class AA
12/15/2032	3.300%	583,328	495,421
Continental Airlines Pass-Through Trust
10/29/2024	4.000%	99,915	95,041
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%	4,999,000	4,708,604
Spirit Airlines Pass-Through Trust
02/15/2030	3.375%	230,667	191,399
United Airlines Pass-Through Trust
Series 2016-2 Class A
04/07/2030	3.100%	1,037,323	804,760
United Airlines, Inc.(a)
04/15/2026	4.375%	1,040,000	968,629
United Airlines, Inc. Pass-Through Trust
08/15/2025	4.300%	182,742	168,447
03/01/2026	4.600%	224,631	203,397
Series 2016-1 Class AA
07/07/2028	3.100%	588,936	520,615
Series 2016-1 Class B
01/07/2026	3.650%	80,510	72,017
Series 2018-1 Class A
03/01/2030	3.700%	1,452,359	1,201,528
Series 2018-1 Class AA
03/01/2030	3.500%	663,473	570,597
Series 2019-1 Class A
08/25/2031	4.550%	774,110	637,499
Series 2019-1 Class AA
08/25/2031	4.150%	865,992	763,261
Total			18,245,065
Apartment REIT 0.2%
American Homes 4 Rent LP
04/15/2032	3.625%	1,631,000	1,366,390
04/15/2052	4.300%	731,000	540,102
ERP Operating LP
12/01/2028	4.150%	164,000	154,293

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Essex Portfolio LP
03/01/2028	1.700%	2,134,000	1,779,930
01/15/2031	1.650%	307,000	228,648
06/15/2031	2.550%	841,000	665,241
03/15/2032	2.650%	295,000	233,136
Invitation Homes Operating Partnership LP
08/15/2031	2.000%	282,000	208,137
04/15/2032	4.150%	1,620,000	1,413,966
Mid-America Apartments LP
10/15/2023	4.300%	836,000	829,637
11/15/2025	4.000%	1,001,000	972,649
03/15/2029	3.950%	818,000	773,169
UDR, Inc.
09/01/2026	2.950%	363,000	333,681
01/15/2030	3.200%	188,000	163,107
08/15/2031	3.000%	115,000	95,984
08/01/2032	2.100%	266,000	197,553
Total			9,955,623
Automotive 0.7%
Adient Global Holdings Ltd.(a)
08/15/2026	4.875%	1,055,000	981,835
Allison Transmission, Inc.(a)
06/01/2029	5.875%	1,030,000	967,117
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	1,805,000	1,636,474
BMW US Capital LLC(a)
09/15/2023	2.250%	245,000	240,202
Clarios Global LP(a)
05/15/2025	6.750%	741,000	744,534
Daimler Trucks Finance North America LLC(a)
04/07/2025	3.500%	400,000	383,784
Dana, Inc.
06/15/2028	5.625%	1,060,000	964,303
Ford Motor Co.
01/15/2043	4.750%	182,000	131,675
Ford Motor Credit Co. LLC
11/13/2025	3.375%	2,205,000	1,997,233
01/08/2026	4.389%	1,685,000	1,576,134
08/10/2026	2.700%	1,569,000	1,362,517
01/09/2027	4.271%	201,000	182,238
08/17/2027	4.125%	2,245,000	2,006,140
02/10/2029	2.900%	1,547,000	1,234,984
05/03/2029	5.113%	2,055,000	1,863,623
06/17/2031	3.625%	700,000	551,113
General Motors Co.
10/15/2029	5.400%	2,227,000	2,129,795
10/15/2032	5.600%	456,000	425,239
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Motors Financial Co., Inc.
10/15/2024	1.200%	830,000	768,845
04/07/2025	3.800%	195,000	188,363
01/08/2026	1.250%	714,000	629,443
01/08/2031	2.350%	477,000	360,268
06/10/2031	2.700%	400,000	307,574
01/12/2032	3.100%	914,000	717,930
Goodyear Tire & Rubber Co. (The)
05/31/2025	9.500%	385,000	398,138
07/15/2029	5.000%	630,000	525,514
04/30/2031	5.250%	495,000	415,466
07/15/2031	5.250%	695,000	568,780
Hyundai Capital America(a)
01/08/2024	0.800%	748,000	712,230
10/15/2025	1.800%	208,000	187,313
01/08/2026	1.300%	2,262,000	1,980,524
06/15/2026	1.500%	1,710,000	1,486,832
02/10/2027	3.000%	315,000	282,524
10/15/2027	2.375%	218,000	186,439
01/10/2028	1.800%	331,000	271,166
06/15/2028	2.000%	845,000	690,128
Nissan Motor Co., Ltd.(a)
09/17/2027	4.345%	762,000	690,608
09/17/2030	4.810%	454,000	385,597
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	556,000	544,053
Toyota Motor Credit Corp.
11/10/2027	5.450%	550,000	563,001
Total			32,239,676
Banking 7.5%
ABN AMRO Bank NV(a),(h)
12/13/2029	2.470%	600,000	486,251
Subordinated
03/13/2037	3.324%	1,000,000	726,761
AIB Group PLC(a)
10/12/2023	4.750%	577,000	570,548
AIB Group PLC(a),(h)
04/10/2025	4.263%	655,000	633,964
American Express Co.
11/05/2027	5.850%	1,200,000	1,246,729
Subordinated
12/05/2024	3.625%	170,000	165,626
ANZ New Zealand International Ltd.(a)
02/13/2030	2.550%	298,000	246,407
ASB Bank Ltd.(a)
05/23/2024	3.125%	293,000	284,518
Australia & New Zealand Banking Group Ltd.(a)
Subordinated
05/19/2026	4.400%	226,000	216,542

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banco Santander SA
05/28/2025	2.746%	400,000	374,504
08/18/2025	5.147%	200,000	198,069
03/25/2026	1.849%	400,000	355,162
08/18/2027	5.294%	3,000,000	2,926,700
Subordinated
12/03/2030	2.749%	200,000	153,137
Banco Santander SA(h)
09/14/2027	1.722%	200,000	170,967
Subordinated
11/22/2032	3.225%	1,600,000	1,211,322
Bank of America Corp.(h)
07/23/2024	3.864%	250,000	247,784
10/01/2025	3.093%	737,000	706,093
12/06/2025	1.530%	7,885,000	7,273,866
03/11/2027	1.658%	6,741,000	5,956,869
07/22/2027	1.734%	6,109,000	5,354,747
02/04/2028	2.551%	1,545,000	1,372,095
04/24/2028	3.705%	1,800,000	1,668,127
12/20/2028	3.419%	5,067,000	4,595,929
02/13/2031	2.496%	1,689,000	1,372,154
07/23/2031	1.898%	715,000	549,725
04/22/2032	2.687%	14,431,000	11,545,842
10/20/2032	2.572%	5,315,000	4,169,379
02/04/2033	2.972%	2,190,000	1,765,830
07/22/2033	5.015%	1,964,000	1,863,406
06/19/2041	2.676%	4,775,000	3,226,104
Bank of America NA
Subordinated
10/15/2036	6.000%	350,000	358,840
Bank of Montreal(h)
Subordinated
12/15/2032	3.803%	199,000	175,336
Bank of New York Mellon Corp. (The)
08/16/2023	2.200%	375,000	368,871
Bank of Nova Scotia (The)
04/11/2025	3.450%	1,150,000	1,108,228
Subordinated
12/16/2025	4.500%	260,000	255,078
Banque Federative du Credit Mutuel SA(a)
07/20/2023	3.750%	300,000	297,694
07/13/2025	4.524%	2,260,000	2,220,462
10/04/2026	1.604%	745,000	648,196
Barclays PLC(h)
12/10/2024	1.007%	577,000	549,296
08/09/2026	5.304%	690,000	685,259
11/02/2028	7.385%	4,701,000	4,889,692
11/02/2033	7.437%	2,819,000	2,967,730
BBVA USA
08/27/2024	2.500%	307,000	294,529
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BNP Paribas SA(a),(h)
06/09/2026	2.219%	289,000	266,266
01/13/2027	1.323%	230,000	201,011
01/13/2031	3.052%	341,000	280,897
Subordinated
08/12/2035	2.588%	488,000	357,829
BPCE SA(a)
01/20/2026	1.000%	401,000	351,463
Subordinated
07/11/2024	4.625%	300,000	291,417
BPCE SA(a),(h)
10/06/2026	1.652%	284,000	252,452
01/20/2032	2.277%	855,000	641,367
Subordinated
10/19/2032	3.116%	1,900,000	1,385,166
BPCE SA
12/02/2026	3.375%	700,000	656,408
Capital One Financial Corp.
01/29/2024	3.900%	367,000	362,377
Subordinated
10/29/2025	4.200%	239,000	231,009
Capital One Financial Corp.(h)
11/02/2027	1.878%	450,000	393,509
Citigroup, Inc.(h)
04/24/2025	3.352%	645,000	625,305
05/24/2025	4.140%	730,000	718,849
01/25/2026	2.014%	5,025,000	4,653,057
04/08/2026	3.106%	2,000,000	1,891,679
09/29/2026	5.610%	2,511,000	2,517,928
06/09/2027	1.462%	1,040,000	902,705
02/24/2028	3.070%	690,000	622,599
05/24/2028	4.658%	480,000	464,107
07/24/2028	3.668%	1,140,000	1,047,010
04/23/2029	4.075%	500,000	461,097
03/20/2030	3.980%	1,300,000	1,173,933
01/29/2031	2.666%	2,000,000	1,640,857
11/03/2032	2.520%	2,275,000	1,766,358
05/24/2033	4.910%	2,400,000	2,249,937
11/17/2033	6.270%	4,646,000	4,794,419
01/24/2039	3.878%	1,735,000	1,435,876
Citigroup, Inc.
12/01/2025	7.000%	765,000	796,826
10/21/2026	3.200%	1,616,000	1,497,973
01/15/2028	6.625%	215,000	230,252
Citizens Bank NA
03/29/2023	3.700%	250,000	249,313
Citizens Financial Group, Inc.
02/06/2030	2.500%	188,000	151,185
Comerica, Inc.
02/01/2029	4.000%	239,000	223,686

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Bank of Australia(a)
Subordinated
03/11/2041	3.305%	530,000	360,126
Cooperatieve Rabobank UA(a),(h)
04/06/2028	3.649%	4,923,000	4,547,002
04/06/2033	3.758%	3,016,000	2,576,199
Cooperatieve Rabobank UA
Subordinated
08/04/2025	4.375%	589,000	574,723
07/21/2026	3.750%	712,000	670,545
Credit Agricole SA(a),(h)
06/16/2026	1.907%	1,130,000	1,030,304
01/26/2027	1.247%	1,790,000	1,567,719
Subordinated
01/10/2033	4.000%	1,634,000	1,423,669
Credit Agricole SA(a)
Subordinated
03/17/2025	4.375%	340,000	328,233
01/14/2030	3.250%	685,000	561,080
01/11/2041	2.811%	250,000	155,491
Credit Suisse AG
04/09/2025	2.950%	925,000	834,485
Credit Suisse Group AG(a),(h)
09/11/2025	2.593%	770,000	682,002
06/05/2026	2.193%	580,000	495,498
02/02/2027	1.305%	1,390,000	1,105,634
01/12/2029	3.869%	250,000	199,845
11/15/2033	9.016%	3,350,000	3,446,164
Credit Suisse Group Funding Guernsey Ltd.
06/09/2023	3.800%	650,000	633,091
03/26/2025	3.750%	250,000	225,765
Deutsche Bank AG(h)
11/24/2026	2.129%	945,000	833,590
01/07/2028	2.552%	250,000	212,840
Subordinated
01/07/2033	3.742%	4,088,000	2,926,523
Deutsche Bank AG/New York(h)
09/18/2024	2.222%	1,995,000	1,926,364
DNB Bank ASA(a),(h)
03/30/2028	1.605%	685,000	579,316
Federation des Caisses Desjardins du Quebec(a)
02/10/2025	2.050%	682,000	634,449
Fifth Third Bancorp
01/25/2024	3.650%	179,000	176,365
Goldman Sachs Group, Inc. (The)(h)
09/10/2024	0.657%	4,254,000	4,093,353
10/21/2024	0.925%	6,316,000	6,064,763
09/29/2025	3.272%	302,000	290,419
03/09/2027	1.431%	2,635,000	2,305,502
10/21/2027	1.948%	2,105,000	1,837,077
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/24/2028	2.640%	1,700,000	1,512,543
03/15/2028	3.615%	770,000	714,932
06/05/2028	3.691%	1,301,000	1,208,587
04/22/2032	2.615%	7,705,000	6,140,245
07/21/2032	2.383%	3,630,000	2,813,957
02/24/2033	3.102%	2,270,000	1,851,050
02/24/2043	3.436%	200,000	147,377
Goldman Sachs Group, Inc. (The)
01/23/2025	3.500%	197,000	190,613
11/16/2026	3.500%	900,000	845,479
01/26/2027	3.850%	723,000	688,399
02/07/2030	2.600%	546,000	455,776
Subordinated
10/21/2025	4.250%	181,000	177,044
HSBC Holdings PLC(h)
05/18/2024	3.950%	224,000	222,082
11/03/2026	7.336%	4,878,000	5,073,387
11/22/2027	2.251%	2,215,000	1,918,774
03/13/2028	4.041%	1,007,000	928,754
08/11/2028	5.210%	2,050,000	1,974,168
09/22/2028	2.013%	2,500,000	2,086,418
11/03/2028	7.390%	2,767,000	2,904,044
08/17/2029	2.206%	1,330,000	1,074,201
08/18/2031	2.357%	1,420,000	1,087,811
05/24/2032	2.804%	3,240,000	2,501,033
11/22/2032	2.871%	1,830,000	1,401,368
08/11/2033	5.402%	922,000	856,471
ING Groep NV(h)
03/28/2026	3.869%	298,000	286,047
04/01/2027	1.726%	275,000	242,233
ING Groep NV(a),(h)
07/01/2026	1.400%	317,000	284,708
Intesa Sanpaolo SpA(a),(h)
Subordinated
06/01/2042	4.950%	2,956,000	1,916,891
JPMorgan Chase & Co.(h)
12/10/2025	1.561%	12,437,000	11,507,614
11/19/2026	1.045%	2,635,000	2,326,521
02/04/2027	1.040%	8,502,000	7,403,289
04/22/2027	1.578%	2,103,000	1,850,950
09/22/2027	1.470%	2,115,000	1,828,119
04/26/2028	4.323%	1,385,000	1,320,335
06/01/2028	2.182%	2,603,000	2,272,348
06/14/2030	4.565%	2,147,000	2,027,340
07/25/2033	4.912%	1,778,000	1,691,413
Lloyds Banking Group PLC(h)
03/18/2026	3.511%	290,000	275,694
08/11/2026	4.716%	3,689,000	3,603,626
05/11/2027	1.627%	356,000	307,903
08/11/2033	4.976%	2,081,000	1,908,506
Lloyds Banking Group PLC
03/22/2028	4.375%	392,000	371,007

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
12/10/2025	4.582%	300,000	289,731
Macquarie Bank Ltd.(a)
07/29/2025	4.000%	327,000	318,183
01/15/2026	3.900%	370,000	357,302
Macquarie Bank Ltd.(a),(h)
Subordinated
03/03/2036	3.052%	280,000	203,145
Macquarie Group Ltd.(a),(h)
01/12/2027	1.340%	196,000	170,308
01/15/2030	5.033%	390,000	368,175
Mitsubishi UFJ Financial Group, Inc.
07/26/2023	3.761%	228,000	226,230
09/13/2023	2.527%	384,000	376,369
03/07/2024	3.407%	257,000	251,310
02/25/2025	2.193%	709,000	663,807
07/17/2030	2.048%	549,000	433,203
07/18/2039	3.751%	242,000	195,979
Mitsubishi UFJ Financial Group, Inc.(h)
09/12/2025	5.063%	3,535,000	3,512,496
07/20/2027	1.538%	420,000	364,655
07/20/2032	2.309%	1,771,000	1,365,561
07/20/2033	5.133%	1,258,000	1,202,678
Mizuho Financial Group, Inc.(h)
05/25/2026	2.226%	392,000	360,777
05/22/2027	1.234%	385,000	333,269
09/13/2028	5.414%	1,165,000	1,164,045
09/13/2030	2.869%	219,000	182,825
Morgan Stanley(h)
01/25/2024	0.529%	523,000	519,773
01/22/2025	0.791%	5,420,000	5,132,924
04/17/2025	3.620%	855,000	833,965
05/30/2025	0.790%	5,476,000	5,102,364
10/21/2025	0.864%	467,000	429,262
04/28/2026	2.188%	1,680,000	1,559,044
12/10/2026	0.985%	4,322,000	3,793,000
07/20/2027	1.512%	3,306,000	2,871,108
04/20/2028	4.210%	2,952,000	2,803,937
07/22/2028	3.591%	889,000	817,120
01/24/2029	3.772%	333,000	304,777
01/23/2030	4.431%	1,547,000	1,444,239
02/13/2032	1.794%	4,653,000	3,487,655
04/28/2032	1.928%	5,000,000	3,777,706
10/20/2032	2.511%	1,380,000	1,078,589
01/21/2033	2.943%	291,000	236,012
10/18/2033	6.342%	4,641,000	4,855,347
04/22/2039	4.457%	215,000	188,800
Morgan Stanley
07/23/2025	4.000%	700,000	684,044
01/27/2045	4.300%	170,000	144,523
National Australia Bank Ltd.(a)
Subordinated
08/21/2030	2.332%	1,000,000	759,511
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
National Australia Bank Ltd.(a),(h)
Subordinated
08/02/2034	3.933%	935,000	787,724
Nationwide Building Society(a)
08/28/2025	1.000%	203,000	180,384
NatWest Group PLC(h)
11/10/2026	7.472%	855,000	890,293
NatWest Markets PLC(a)
09/29/2026	1.600%	1,530,000	1,328,258
Nordea Bank Abp(a)
09/22/2027	5.375%	200,000	200,907
Northern Trust Corp.(h)
Subordinated
05/08/2032	3.375%	231,000	210,314
PNC Bank NA
Subordinated
01/30/2023	2.950%	285,000	284,561
PNC Financial Services Group, Inc. (The)(h)
10/28/2033	6.037%	2,796,000	2,922,609
Royal Bank of Canada
10/05/2023	3.700%	341,000	337,675
08/03/2027	4.240%	2,865,000	2,793,877
Royal Bank of Scotland Group PLC(h)
03/22/2025	4.269%	340,000	332,065
05/22/2028	3.073%	576,000	514,457
05/08/2030	4.445%	208,000	188,833
Subordinated
11/01/2029	3.754%	273,000	253,296
Royal Bank of Scotland Group PLC
04/05/2026	4.800%	375,000	366,666
Santander UK Group Holdings PLC(h)
11/21/2026	6.833%	3,721,000	3,772,356
06/14/2027	1.673%	2,071,000	1,756,174
01/11/2028	2.469%	420,000	359,214
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	640,000	613,970
Societe Generale SA(a)
01/22/2025	2.625%	857,000	805,854
01/22/2030	3.000%	354,000	288,555
Subordinated
04/14/2025	4.250%	900,000	864,031
Societe Generale SA(a),(h)
12/14/2026	1.488%	2,401,000	2,092,206
01/19/2028	2.797%	1,910,000	1,668,449
06/09/2032	2.889%	1,240,000	954,503
SouthTrust Bank
Subordinated
05/15/2025	7.690%	250,000	260,978

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Standard Chartered PLC(a),(h)
11/16/2025	7.776%	700,000	722,065
01/30/2026	2.819%	494,000	459,556
01/14/2027	1.456%	460,000	399,564
11/16/2028	7.767%	1,600,000	1,695,454
Subordinated
03/15/2033	4.866%	239,000	209,975
Sumitomo Mitsui Financial Group, Inc.
07/08/2025	1.474%	563,000	513,044
07/14/2026	2.632%	201,000	184,095
10/19/2026	3.010%	297,000	275,250
07/16/2029	3.040%	769,000	667,118
SunTrust Bank
Subordinated
05/15/2026	3.300%	200,000	188,124
SunTrust Banks, Inc.
05/01/2025	4.000%	191,000	186,988
Truist Financial Corp.(h)
10/28/2033	6.123%	1,309,000	1,375,638
U.S. Bancorp
Subordinated
04/27/2026	3.100%	251,000	237,286
UBS Group AG(a),(h)
01/30/2027	1.364%	358,000	313,654
08/05/2027	4.703%	5,567,000	5,390,892
08/10/2027	1.494%	3,564,000	3,065,546
05/12/2028	4.751%	1,880,000	1,801,094
08/13/2030	3.126%	4,930,000	4,163,416
02/11/2033	2.746%	2,500,000	1,933,920
08/05/2033	4.988%	914,000	846,155
02/11/2043	3.179%	520,000	351,663
UBS Group Funding Switzerland AG(a)
09/24/2025	4.125%	399,000	388,346
UniCredit SpA(a),(h)
09/22/2026	2.569%	1,095,000	969,192
Wells Fargo & Co.
09/29/2025	3.550%	682,000	656,043
Subordinated
06/03/2026	4.100%	265,000	256,047
06/14/2046	4.400%	238,000	190,166
Wells Fargo & Co.(h)
02/11/2026	2.164%	273,000	254,754
04/25/2026	3.908%	855,000	830,412
06/17/2027	3.196%	1,727,000	1,603,217
03/24/2028	3.526%	8,873,000	8,225,961
06/02/2028	2.393%	491,000	433,021
07/25/2028	4.808%	928,000	904,642
02/11/2031	2.572%	2,845,000	2,353,058
07/25/2033	4.897%	2,530,000	2,395,936
04/30/2041	3.068%	4,687,000	3,350,677
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westpac Banking Corp.
05/13/2026	2.850%	170,000	159,203
11/20/2028	1.953%	200,000	170,316
Westpac Banking Corp.(h)
Subordinated
02/04/2030	2.894%	1,630,000	1,494,364
11/23/2031	4.322%	600,000	562,340
Total			364,107,832
Brokerage/Asset Managers/Exchanges 0.1%
Blackstone Holdings Finance Co. LLC(a)
04/22/2033	6.200%	2,801,000	2,824,206
Brookfield Finance LLC
04/15/2050	3.450%	211,000	133,796
Brookfield Finance, Inc.
03/29/2029	4.850%	385,000	367,684
09/20/2047	4.700%	76,000	60,772
Invesco Finance PLC
01/15/2026	3.750%	193,000	185,285
LPL Holdings, Inc.(a)
03/15/2029	4.000%	495,000	430,745
LSEGA Financing PLC(a)
04/06/2028	2.000%	721,000	614,048
Nomura Holdings, Inc.
01/16/2025	2.648%	354,000	334,343
07/16/2030	2.679%	290,000	232,017
Total			5,182,896
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	885,000	788,975
Builders FirstSource, Inc.(a)
02/01/2032	4.250%	1,280,000	1,042,081
Cemex SAB de CV(a)
07/11/2031	3.875%	200,000	169,241
CRH America Finance, Inc.(a)
05/09/2027	3.400%	311,000	288,970
Masco Corp.
10/01/2030	2.000%	400,000	310,441
08/15/2032	6.500%	184,000	187,426
PGT Innovations, Inc.(a)
10/01/2029	4.375%	785,000	657,546
SRS Distribution, Inc.(a)
07/01/2028	4.625%	630,000	562,745
Standard Industries, Inc.(a)
01/15/2028	4.750%	1,590,000	1,430,821

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	1,020,000	950,261
Total			6,388,507
Cable and Satellite 1.0%
Altice Financing SA(a)
01/15/2028	5.000%	600,000	484,908
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	1,215,000	1,133,737
06/01/2029	5.375%	4,990,000	4,510,587
03/01/2030	4.750%	4,595,000	3,968,646
02/01/2031	4.250%	1,160,000	931,335
Charter Communications Operating LLC/Capital
04/01/2038	5.375%	286,000	240,320
06/01/2041	3.500%	488,000	320,918
03/01/2042	3.500%	4,129,000	2,667,758
03/01/2050	4.800%	392,000	286,838
04/01/2051	3.700%	430,000	261,764
06/01/2052	3.900%	970,000	611,800
Comcast Corp.
03/01/2026	3.150%	212,000	201,987
11/15/2027	5.350%	1,867,000	1,908,317
02/01/2030	2.650%	1,020,000	880,679
02/15/2031	1.500%	1,109,000	863,440
11/15/2032	5.500%	4,746,000	4,940,792
08/15/2034	4.200%	400,000	369,510
03/01/2038	3.900%	2,000,000	1,733,944
11/01/2039	3.250%	218,000	170,168
04/01/2040	3.750%	259,000	213,846
11/01/2049	3.999%	170,000	135,413
02/01/2050	3.450%	181,000	132,028
11/01/2051	2.887%	1,087,000	703,469
11/01/2052	4.049%	1,058,000	851,233
11/01/2056	2.937%	2,445,000	1,533,567
11/01/2063	2.987%	1,342,000	817,109
Cox Communications, Inc.(a)
10/01/2030	1.800%	402,000	304,286
10/01/2050	2.950%	290,000	173,942
CSC Holdings LLC
06/01/2024	5.250%	970,000	904,138
CSC Holdings LLC(a)
02/01/2029	6.500%	2,847,000	2,335,895
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	1,025,000	919,190
DISH DBS Corp.
11/15/2024	5.875%	2,105,000	1,963,328
07/01/2026	7.750%	2,380,000	1,920,675
Hughes Satellite Systems Corp.
08/01/2026	6.625%	1,185,000	1,106,097
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sirius XM Radio, Inc.(a)
08/01/2027	5.000%	1,855,000	1,716,508
07/15/2028	4.000%	795,000	690,166
07/01/2029	5.500%	1,235,000	1,128,297
TCI Communications, Inc.
02/15/2028	7.125%	415,000	453,412
Time Warner Cable LLC
05/01/2037	6.550%	205,000	194,401
06/15/2039	6.750%	477,000	454,366
Videotron Ltd.(a)
06/15/2024	5.375%	960,000	952,773
04/15/2027	5.125%	690,000	651,967
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	910,000	817,788
Total			47,561,342
Chemicals 0.4%
Air Liquide Finance SA(a)
09/27/2023	2.250%	315,000	308,289
Air Products & Chemicals, Inc.
05/15/2027	1.850%	566,000	504,132
Avient Corp.(a)
08/01/2030	7.125%	625,000	614,757
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	1,435,000	1,326,044
Braskem Idesa SAPI(a)
02/20/2032	6.990%	247,000	176,542
Chemours Co. (The)(a)
11/15/2028	5.750%	1,595,000	1,432,177
Chevron Phillips Chemical Co. LLC /LP(a)
04/01/2025	5.125%	346,000	345,377
CVR Partners LP/Nitrogen Finance Corp.(a)
06/15/2028	6.125%	820,000	736,912
Dow Chemical Co. (The)
11/01/2029	7.375%	2,155,000	2,395,370
05/15/2053	6.900%	887,000	967,601
Element Solutions, Inc.(a)
09/01/2028	3.875%	1,460,000	1,246,231
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	990,000	895,464
International Flavors & Fragrances, Inc.(a)
10/15/2027	1.832%	302,000	253,168
11/15/2040	3.268%	172,000	122,593
12/01/2050	3.468%	390,000	264,873
LYB International Finance III LLC
10/01/2025	1.250%	368,000	328,968

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nutrien Ltd.
04/01/2029	4.200%	155,000	145,665
03/15/2035	4.125%	239,000	206,097
04/01/2049	5.000%	220,000	197,208
Olin Corp.
08/01/2029	5.625%	455,000	431,436
PPG Industries, Inc.
03/15/2026	1.200%	213,000	188,821
Rohm and Haas Co.
07/15/2029	7.850%	1,127,000	1,255,195
Trinseo Materials Operating SCA/Finance, Inc.(a)
09/01/2025	5.375%	1,210,000	996,440
Union Carbide Corp.
10/01/2096	7.750%	920,000	1,045,754
WR Grace Holdings LLC(a)
10/01/2024	5.625%	805,000	795,502
Total			17,180,616
Construction Machinery 0.3%
Herc Holdings, Inc.(a)
07/15/2027	5.500%	1,020,000	950,943
John Deere Capital Corp.
03/08/2027	2.350%	2,119,000	1,932,805
09/15/2027	4.150%	4,460,000	4,378,829
10/11/2029	4.850%	1,558,000	1,558,573
United Rentals North America, Inc.
01/15/2028	4.875%	2,150,000	2,037,148
01/15/2030	5.250%	765,000	718,470
02/15/2031	3.875%	1,055,000	887,887
Total			12,464,655
Consumer Cyclical Services 0.2%
ADT Security Corp. (The)(a)
07/15/2032	4.875%	580,000	493,372
Allied Universal Holdco LLC/Finance Corp./Atlas Luxco 4 Sarl(a)
06/01/2028	4.625%	920,000	770,378
06/01/2028	4.625%	910,000	752,081
Arches Buyer, Inc.(a)
06/01/2028	4.250%	1,295,000	1,015,690
Booking Holdings, Inc.
03/15/2023	2.750%	321,000	319,596
Ford Foundation (The)
06/01/2070	2.815%	440,000	260,525
Garda World Security Corp(a)
02/15/2027	4.625%	1,050,000	928,586
Prime Security Services Borrower LLC/Finance, Inc.(a)
04/15/2026	5.750%	1,980,000	1,907,906
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Service Corp. International
06/01/2029	5.125%	980,000	922,554
Staples, Inc.(a)
04/15/2026	7.500%	1,140,000	981,343
Uber Technologies, Inc.(a)
05/15/2025	7.500%	985,000	986,405
Total			9,338,436
Consumer Products 0.4%
ACCO Brands Corp.(a)
03/15/2029	4.250%	1,285,000	1,060,634
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	800,000	689,981
Central Garden & Pet Co.
10/15/2030	4.125%	1,255,000	1,032,759
Edgewell Personal Care Co.(a)
06/01/2028	5.500%	1,055,000	987,679
Energizer Holdings, Inc.(a)
06/15/2028	4.750%	1,745,000	1,518,670
GSK Consumer Healthcare Capital US LLC
03/24/2027	3.375%	2,130,000	1,984,575
03/24/2029	3.375%	847,000	762,024
03/24/2032	3.625%	3,190,000	2,810,498
03/24/2052	4.000%	307,000	239,869
Mattel, Inc.(a)
04/01/2029	3.750%	645,000	566,919
Mead Johnson Nutrition Co.
06/01/2044	4.600%	350,000	314,043
Natura Cosmeticos SA(a)
05/03/2028	4.125%	300,000	244,998
Newell Brands, Inc.
09/15/2029	6.625%	1,080,000	1,065,968
Prestige Brands, Inc.(a)
01/15/2028	5.125%	860,000	812,333
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	1,635,000	1,324,445
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	1,465,000	1,281,486
Tempur Sealy International, Inc.(a)
04/15/2029	4.000%	1,370,000	1,150,305
Valvoline, Inc.(a)
02/15/2030	4.250%	825,000	804,952
Total			18,652,138
Diversified Manufacturing 0.3%
Amsted Industries, Inc.(a)
07/01/2027	5.625%	850,000	811,908

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	27

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BWX Technologies, Inc.(a)
06/30/2028	4.125%	705,000	632,827
04/15/2029	4.125%	545,000	472,224
Eaton Corp.
04/01/2024	7.625%	170,000	175,350
Griffon Corp.
03/01/2028	5.750%	1,440,000	1,316,854
Honeywell International, Inc.
02/15/2033	5.000%	2,849,000	2,904,470
Madison IAQ LLC(a)
06/30/2028	4.125%	1,365,000	1,136,722
Parker-Hannifin Corp.
09/15/2027	4.250%	2,577,000	2,504,120
09/15/2029	4.500%	1,718,000	1,652,165
Roper Technologies, Inc.
09/15/2027	1.400%	569,000	482,517
06/30/2030	2.000%	242,000	193,481
TriMas Corp.(a)
04/15/2029	4.125%	725,000	636,004
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	790,000	702,738
WESCO Distribution, Inc.(a)
06/15/2028	7.250%	1,805,000	1,830,006
WW Grainger, Inc.
06/15/2045	4.600%	200,000	181,818
Xylem, Inc.
01/30/2031	2.250%	176,000	142,908
Total			15,776,112
Electric 2.0%
AEP Transmission Co. LLC
09/15/2049	3.150%	440,000	305,275
08/15/2051	2.750%	600,000	381,982
AES Corp. (The)
01/15/2026	1.375%	957,000	852,713
Alabama Power Co.
02/15/2033	5.700%	159,000	162,052
05/15/2038	6.125%	70,000	74,397
07/15/2051	3.125%	360,000	248,586
Alexander Funding Trust(a)
11/15/2023	1.841%	1,567,000	1,481,061
Ameren Corp.
03/15/2027	1.950%	240,000	211,206
American Transmission Systems, Inc.(a)
01/15/2032	2.650%	589,000	484,390
Ausgrid Finance Pty Ltd.(a)
05/01/2023	3.850%	850,000	845,351
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Baltimore Gas and Electric Co.
06/15/2031	2.250%	1,264,000	1,025,361
08/15/2046	3.500%	376,000	282,431
Berkshire Hathaway Energy Co.
11/15/2023	3.750%	333,000	329,219
02/01/2025	3.500%	180,000	176,577
Berkshire Hathaway Energy Co.(a)
05/01/2053	4.600%	197,000	173,223
Calpine Corp.(a)
06/01/2026	5.250%	360,000	343,333
02/15/2028	4.500%	1,115,000	996,521
CenterPoint Energy Houston Electric LLC
03/01/2052	3.600%	933,000	720,334
Commonwealth Edison Co.
06/15/2046	3.650%	243,000	183,997
Connecticut Light & Power Co. (The)
04/01/2048	4.000%	236,000	197,154
Consumers Energy Co.
08/15/2052	2.650%	566,000	356,940
05/01/2060	2.500%	723,000	410,812
08/31/2064	4.350%	547,000	433,609
Dominion Energy, Inc.
11/15/2032	5.375%	2,787,000	2,769,154
DTE Electric Co.
06/15/2042	3.950%	364,000	286,901
04/01/2043	4.000%	775,000	645,541
03/01/2050	2.950%	1,475,000	1,011,833
03/01/2052	3.650%	675,000	525,909
DTE Energy Co.
06/01/2025	1.050%	756,000	684,957
Duke Energy Carolinas LLC
12/01/2028	6.000%	205,000	218,186
04/15/2031	2.550%	860,000	718,757
03/15/2032	2.850%	1,569,000	1,325,578
12/15/2041	4.250%	313,000	270,869
03/15/2052	3.550%	1,143,000	863,468
Duke Energy Corp.
03/15/2028	4.300%	2,222,000	2,143,203
06/15/2031	2.550%	925,000	754,875
09/01/2046	3.750%	261,000	194,473
06/15/2051	3.500%	261,000	183,220
Duke Energy Florida LLC
12/15/2031	2.400%	1,260,000	1,026,033
Duke Energy Indiana LLC
05/15/2046	3.750%	188,000	146,247
04/01/2050	2.750%	1,905,000	1,201,200
Duke Energy Ohio, Inc.
02/01/2049	4.300%	295,000	243,095

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Progress LLC
04/01/2035	5.700%	300,000	299,238
10/15/2046	3.700%	323,000	247,156
09/15/2047	3.600%	300,000	226,088
08/15/2050	2.500%	1,275,000	771,693
Duquesne Light Holdings, Inc.(a)
08/01/2027	3.616%	700,000	623,467
10/01/2030	2.532%	373,000	296,389
EDP Finance BV(a)
10/11/2027	6.300%	1,027,000	1,056,352
Emera US Finance LP
06/15/2046	4.750%	600,000	466,800
Enel Chile SA
06/12/2028	4.875%	149,000	145,108
Enel Finance International NV(a)
04/06/2028	3.500%	335,000	294,708
07/12/2028	1.875%	1,636,000	1,300,039
07/12/2031	2.250%	1,764,000	1,292,515
Entergy Arkansas LLC
06/15/2051	2.650%	1,453,000	891,577
Entergy Arkansas, Inc.
04/01/2026	3.500%	307,000	295,129
Entergy Louisiana LLC
06/01/2031	3.050%	472,000	404,137
03/15/2051	2.900%	211,000	136,931
Entergy Texas, Inc.
03/15/2031	1.750%	1,609,000	1,259,587
Eversource Energy
08/15/2026	1.400%	718,000	630,899
07/01/2027	4.600%	232,000	228,866
08/15/2030	1.650%	1,435,000	1,116,188
03/01/2032	3.375%	318,000	276,530
Exelon Generation Co. LLC
06/15/2042	5.600%	1,590,000	1,531,829
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	905,000	736,698
Florida Power & Light Co.
09/01/2035	5.400%	600,000	591,137
03/01/2048	3.950%	1,114,000	925,067
Fortis, Inc.
10/04/2026	3.055%	620,000	575,919
ITC Holdings Corp.(a)
09/22/2027	4.950%	428,000	422,828
05/14/2030	2.950%	530,000	448,223
Jersey Central Power & Light Co.(a)
01/15/2026	4.300%	260,000	250,951
03/01/2032	2.750%	1,388,000	1,114,669
Jersey Central Power & Light Co.
06/01/2037	6.150%	150,000	146,249
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kansas City Power & Light Co.
10/01/2041	5.300%	750,000	718,798
06/15/2047	4.200%	400,000	324,898
Metropolitan Edison Co.(a)
01/15/2029	4.300%	1,485,000	1,391,047
MidAmerican Energy Co.
11/01/2035	5.750%	600,000	623,187
08/01/2052	2.700%	1,095,000	705,026
Mid-Atlantic Interstate Transmission LLC(a)
05/15/2028	4.100%	1,545,000	1,453,462
Mississippi Power Co.
03/30/2028	3.950%	1,514,000	1,420,457
03/15/2042	4.250%	581,000	472,330
07/30/2051	3.100%	1,515,000	968,345
Nevada Power Co.
04/01/2036	6.650%	225,000	245,592
09/15/2040	5.375%	546,000	522,338
New England Power Co.(a)
12/05/2047	3.800%	168,000	128,822
Niagara Mohawk Power Corp.(a)
10/01/2034	4.278%	753,000	650,226
Northern States Power Co.
04/01/2052	3.200%	855,000	612,717
06/01/2052	4.500%	440,000	399,795
NRG Energy, Inc.(a)
12/02/2025	2.000%	293,000	261,114
12/02/2027	2.450%	960,000	796,252
06/15/2029	4.450%	585,000	515,667
06/15/2029	5.250%	605,000	534,514
NRG Energy, Inc.
01/15/2027	6.625%	107,000	106,283
01/15/2028	5.750%	1,415,000	1,329,365
NSTAR Electric Co.
06/01/2051	3.100%	779,000	540,317
06/01/2052	4.550%	1,026,000	936,659
09/15/2052	4.950%	447,000	433,954
Ohio Power Co.
10/01/2051	2.900%	1,195,000	781,430
Oklahoma Gas and Electric Co.
05/26/2023	0.553%	30,000	29,421
Oncor Electric Delivery Co. LLC
03/15/2029	5.750%	155,000	160,752
Oncor Electric Delivery Co. LLC(a)
09/15/2032	4.550%	1,300,000	1,272,402
Pacific Gas and Electric Co.
11/15/2023	1.700%	400,000	387,051
02/16/2024	3.250%	860,000	838,738
07/01/2025	3.450%	690,000	654,562
03/01/2026	2.950%	435,000	399,983

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	29

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/01/2027	2.100%	676,000	578,816
07/01/2040	4.500%	435,000	340,514
06/01/2041	4.200%	734,000	549,640
04/15/2042	4.450%	2,609,000	1,948,244
08/15/2042	3.750%	183,000	122,080
02/15/2044	4.750%	425,000	330,655
12/01/2047	3.950%	1,997,000	1,352,120
07/01/2050	4.950%	2,643,000	2,070,674
PacifiCorp
10/15/2037	6.250%	200,000	212,537
02/15/2050	4.150%	1,577,000	1,302,515
12/01/2053	5.350%	1,393,000	1,393,479
PECO Energy Co.
06/15/2050	2.800%	490,000	323,476
09/15/2051	2.850%	1,524,000	1,011,414
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	1,374,000	1,236,312
PG&E Corp.
07/01/2028	5.000%	816,000	746,700
07/01/2030	5.250%	610,000	555,082
Potomac Electric Power Co.
12/15/2038	7.900%	160,000	192,296
03/15/2043	4.150%	250,000	211,097
Public Service Co. of Colorado
01/15/2051	2.700%	505,000	325,731
Public Service Co. of New Hampshire
11/01/2023	3.500%	303,000	299,066
Public Service Co. of Oklahoma
08/15/2051	3.150%	855,000	568,364
Public Service Electric and Gas Co.
08/15/2031	1.900%	1,695,000	1,351,540
05/01/2050	2.700%	690,000	449,229
08/01/2050	2.050%	350,000	195,582
Public Service Enterprise Group, Inc.
08/15/2030	1.600%	973,000	755,909
11/15/2031	2.450%	1,094,000	876,269
Puget Sound Energy, Inc.
09/15/2051	2.893%	800,000	513,351
San Diego Gas & Electric Co.
06/01/2026	6.000%	690,000	718,843
08/15/2051	2.950%	535,000	363,688
Southern California Edison Co.
08/01/2025	3.700%	1,000,000	968,554
03/01/2028	3.650%	200,000	186,745
01/15/2036	5.550%	130,000	124,731
02/01/2038	5.950%	210,000	212,074
03/01/2048	4.125%	952,000	760,548
Southern Power Co.
09/15/2041	5.150%	398,000	359,177
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southwestern Electric Power Co.
04/01/2045	3.900%	428,000	326,713
Southwestern Public Service Co.
08/15/2041	4.500%	338,000	295,642
Toledo Edison Co. (The)
05/15/2037	6.150%	205,000	211,705
Trans-Allegheny Interstate Line Co.(a)
06/01/2025	3.850%	597,000	577,243
Union Electric Co.
06/15/2027	2.950%	286,000	266,392
04/01/2052	3.900%	230,000	186,696
Virginia Electric and Power Co.
03/15/2023	2.750%	127,000	126,469
11/15/2051	2.950%	1,264,000	837,616
05/15/2052	4.625%	950,000	835,999
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	1,860,000	1,776,354
07/31/2027	5.000%	1,185,000	1,102,771
Wisconsin Electric Power Co.
06/01/2025	3.100%	192,000	183,099
09/30/2032	4.750%	1,268,000	1,245,939
Xcel Energy, Inc.
09/15/2041	4.800%	90,000	78,426
Total			97,066,610
Environmental 0.1%
GFL Environmental, Inc.(a)
08/01/2025	3.750%	635,000	599,682
08/01/2028	4.000%	980,000	852,584
06/15/2029	4.750%	365,000	318,894
Republic Services, Inc.
02/15/2031	1.450%	378,000	290,289
Stericycle, Inc.(a)
01/15/2029	3.875%	795,000	694,003
Total			2,755,452
Finance Companies 0.6%
AerCap Ireland Capital DAC/Global Aviation Trust
07/03/2023	4.125%	500,000	495,763
09/15/2023	4.500%	990,000	982,633
10/29/2023	1.150%	5,104,000	4,910,529
02/15/2024	3.150%	980,000	950,485
08/14/2024	2.875%	215,000	203,417
10/29/2024	1.650%	220,000	203,157
07/15/2025	6.500%	1,285,000	1,305,379
04/03/2026	4.450%	400,000	383,490
10/29/2026	2.450%	190,000	166,166
10/29/2028	3.000%	235,000	197,233
01/30/2032	3.300%	225,000	175,796

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Air Lease Corp.
07/03/2023	3.875%	341,000	338,071
09/15/2023	3.000%	177,000	173,774
03/01/2025	3.250%	220,000	208,913
07/01/2025	3.375%	515,000	485,688
01/15/2026	2.875%	749,000	693,520
10/01/2029	3.250%	225,000	191,511
Aviation Capital Group LLC(a)
05/01/2023	3.875%	350,000	346,348
12/15/2024	5.500%	1,222,000	1,198,849
08/01/2025	4.125%	835,000	775,964
Avolon Holdings Funding Ltd.(a)
02/15/2025	2.875%	1,904,000	1,759,111
01/15/2026	5.500%	2,935,000	2,793,136
02/21/2026	2.125%	730,000	629,337
04/15/2026	4.250%	830,000	753,083
05/01/2026	4.375%	790,000	720,743
11/18/2027	2.528%	2,445,000	1,973,882
Blackstone Secured Lending Fund
07/14/2023	3.650%	960,000	948,084
Navient Corp.
03/25/2024	6.125%	780,000	767,618
Owl Rock Capital Corp. III
04/13/2027	3.125%	1,154,000	955,341
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	175,000	174,562
02/15/2024	5.500%	188,000	185,687
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	1,705,000	1,352,862
Springleaf Finance Corp.
03/15/2025	6.875%	240,000	230,724
03/15/2026	7.125%	1,580,000	1,502,294
Total			29,133,150
Food and Beverage 0.7%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	4,268,000	4,023,754
02/01/2046	4.900%	5,255,000	4,808,846
Anheuser-Busch InBev Finance, Inc.
02/01/2044	4.625%	30,000	26,908
Anheuser-Busch InBev Worldwide, Inc.
04/15/2038	4.375%	2,520,000	2,265,601
06/01/2040	4.350%	505,000	446,267
10/06/2048	4.439%	455,000	389,440
Aramark Services, Inc.(a)
05/01/2025	6.375%	645,000	638,650
Bunge Ltd. Finance Corp.
08/17/2025	1.630%	975,000	888,730
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Campbell Soup Co.
04/24/2030	2.375%	205,000	170,221
04/24/2050	3.125%	249,000	168,555
Cargill, Inc.(a)
03/01/2023	3.250%	140,000	139,638
11/01/2036	7.250%	300,000	331,802
04/22/2052	4.375%	160,000	139,211
Central American Bottling Corp/CBC Bottling Holdco SL/Beliv Holdco SL(a)
04/27/2029	5.250%	419,000	392,113
Coca-Cola Femsa SAB de CV
01/22/2030	2.750%	339,000	294,384
09/01/2032	1.850%	1,000,000	758,530
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	1,010,000	985,139
Diageo Capital PLC
09/29/2025	1.375%	348,000	319,253
10/24/2027	5.300%	2,339,000	2,393,701
01/24/2033	5.500%	2,428,000	2,539,384
Fomento Economico Mexicano SAB de CV
01/16/2050	3.500%	1,270,000	889,364
Keurig Dr Pepper, Inc.
05/25/2025	4.417%	60,000	59,376
06/15/2027	3.430%	135,000	126,004
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	1,095,000	1,038,062
MARB BondCo PLC(a)
01/29/2031	3.950%	500,000	386,095
Mondelez International, Inc.
05/04/2025	1.500%	410,000	380,022
Nestle Holdings, Inc.(a)
10/01/2027	4.125%	1,407,000	1,374,509
01/15/2053	4.700%	956,000	903,201
Performance Food Group, Inc.(a)
10/15/2027	5.500%	1,220,000	1,158,956
Post Holdings, Inc.(a)
03/01/2027	5.750%	544,000	526,777
04/15/2030	4.625%	915,000	789,405
Tyson Foods, Inc.
08/15/2044	5.150%	281,000	260,718
Viterra Finance BV(a)
04/21/2032	5.250%	2,682,000	2,350,955
Total			32,363,571
Gaming 0.2%
Boyd Gaming Corp.
12/01/2027	4.750%	255,000	237,445
Colt Merger Sub, Inc.(a)
07/01/2025	6.250%	1,030,000	1,002,109

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	31

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GLP Capital LP/Financing II, Inc.
01/15/2029	5.300%	822,000	776,052
International Game Technology PLC(a)
02/15/2025	6.500%	310,000	312,369
MGM Resorts International
04/15/2027	5.500%	1,620,000	1,505,758
Sands China Ltd.
01/08/2026	4.300%	710,000	650,007
Station Casinos LLC(a)
02/15/2028	4.500%	635,000	551,067
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	1,170,000	1,091,862
02/01/2027	5.750%	645,000	628,292
12/01/2029	4.625%	1,125,000	1,023,648
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	715,000	681,284
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	710,000	706,905
10/01/2029	5.125%	805,000	690,360
Total			9,857,158
Health Care 1.1%
Abbott Laboratories
11/30/2036	4.750%	297,000	294,149
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	1,415,000	1,343,307
AdaptHealth LLC(a)
08/01/2029	4.625%	915,000	766,953
Advocate Health & Hospitals Corp.
06/15/2030	2.211%	235,000	193,577
Ascension Health
11/15/2029	2.532%	341,000	292,142
Avantor Funding, Inc.(a)
07/15/2028	4.625%	1,400,000	1,271,246
Becton Dickinson and Co.
12/15/2024	3.734%	44,000	42,898
Boston Scientific Corp.
03/01/2039	4.550%	84,000	75,370
Charles River Laboratories International, Inc.(a)
03/15/2029	3.750%	975,000	862,039
Children’s Hospital Corp. (The)
02/01/2050	2.585%	680,000	413,000
Children’s Hospital/DC
07/15/2050	2.928%	760,000	471,632
CHS/Community Health Systems, Inc.(a)
03/15/2027	5.625%	1,095,000	939,536
01/15/2029	6.000%	1,250,000	1,046,259
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cigna Corp.
02/25/2026	4.500%	197,000	194,144
07/15/2046	4.800%	218,000	195,987
03/15/2050	3.400%	394,000	279,563
CommonSpirit Health
10/01/2025	1.547%	675,000	607,466
10/01/2030	2.782%	670,000	551,035
10/01/2050	3.910%	660,000	488,069
Cottage Health Obligated Group
11/01/2049	3.304%	610,000	434,499
CVS Health Corp.
08/15/2026	3.000%	915,000	854,531
07/20/2035	4.875%	278,000	263,846
03/25/2038	4.780%	990,000	907,108
03/25/2048	5.050%	2,035,000	1,836,931
CVS Pass-Through Trust(a)
10/10/2025	6.204%	75,788	75,528
01/10/2032	7.507%	89,160	93,516
01/10/2034	5.926%	631,231	618,317
01/10/2036	4.704%	1,567,801	1,435,638
08/11/2036	4.163%	137,402	122,049
Danaher Corp.
10/01/2050	2.600%	1,009,000	645,900
12/10/2051	2.800%	676,000	449,749
DaVita, Inc.(a)
06/01/2030	4.625%	2,070,000	1,668,240
DH Europe Finance II Sarl
11/15/2024	2.200%	2,325,000	2,213,702
Encompass Health Corp.
02/01/2028	4.500%	880,000	798,917
02/01/2030	4.750%	865,000	761,782
04/01/2031	4.625%	210,000	180,332
Hackensack Meridian Health, Inc.
09/01/2050	2.875%	1,000,000	637,209
Hartford HealthCare Corp.
07/01/2054	3.447%	1,350,000	951,162
HCA, Inc.
02/15/2026	5.875%	1,125,000	1,132,194
06/15/2026	5.250%	1,700,000	1,680,125
09/01/2028	5.625%	3,810,000	3,791,580
02/01/2029	5.875%	2,545,000	2,548,700
06/15/2029	4.125%	1,000,000	912,903
09/01/2030	3.500%	114,000	98,086
06/15/2039	5.125%	660,000	588,331
06/15/2047	5.500%	415,000	369,176
07/15/2051	3.500%	102,000	65,837
HCA, Inc.(a)
03/15/2052	4.625%	4,353,000	3,409,020
Hologic, Inc.(a)
02/15/2029	3.250%	1,480,000	1,278,128

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IQVIA, Inc.(a)
05/15/2027	5.000%	1,628,000	1,553,434
Memorial Health Services
11/01/2049	3.447%	1,230,000	880,271
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	1,515,000	1,221,027
MultiCare Health System
08/15/2050	2.803%	570,000	336,522
NYU Langone Hospitals
07/01/2055	3.380%	550,000	366,711
Owens & Minor, Inc.
12/15/2024	4.375%	865,000	834,613
Providence St Joseph Health Obligated Group
10/01/2026	2.746%	307,000	286,613
Quest Diagnostics, Inc.
06/30/2031	2.800%	179,000	149,840
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	1,400,000	1,344,710
11/01/2027	5.125%	2,860,000	2,668,765
06/01/2029	4.250%	615,000	532,473
Thermo Fisher Scientific, Inc.
10/15/2028	1.750%	855,000	725,056
10/15/2041	2.800%	1,361,000	1,002,986
Universal Health Services, Inc.
10/15/2030	2.650%	26,000	20,671
Yale-New Haven Health Services Corp.
07/01/2050	2.496%	950,000	560,894
Total			53,635,994
Healthcare Insurance 0.5%
Aetna, Inc.
12/15/2037	6.750%	201,000	214,715
08/15/2047	3.875%	1,195,000	923,199
Anthem, Inc.
12/01/2024	3.350%	350,000	339,729
03/01/2028	4.101%	193,000	184,987
12/01/2047	4.375%	94,000	80,952
Centene Corp.
12/15/2027	4.250%	1,045,000	981,305
12/15/2029	4.625%	2,305,000	2,113,567
02/15/2030	3.375%	2,085,000	1,764,629
10/15/2030	3.000%	1,905,000	1,560,681
03/01/2031	2.500%	792,000	619,640
UnitedHealth Group, Inc.
03/15/2026	3.100%	219,000	209,139
02/15/2028	5.250%	1,422,000	1,455,741
05/15/2029	4.000%	1,303,000	1,244,166
02/15/2030	5.300%	2,369,000	2,446,624
02/15/2033	5.350%	3,929,000	4,069,478
07/15/2035	4.625%	1,559,000	1,510,695
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2039	3.500%	247,000	202,558
05/15/2040	2.750%	648,000	472,079
05/15/2041	3.050%	446,000	336,027
05/15/2051	3.250%	1,888,000	1,360,753
02/15/2053	5.875%	2,825,000	3,067,219
Total			25,157,883
Healthcare REIT 0.0%
HCP, Inc.
07/15/2029	3.500%	240,000	213,498
MPT Operating Partnership LP/Finance Corp.
08/01/2029	4.625%	850,000	658,466
Sabra Health Care LP
12/01/2031	3.200%	440,000	327,850
Total			1,199,814
Home Construction 0.0%
Weekley Homes LLC/Finance Corp.(a)
09/15/2028	4.875%	1,025,000	862,028
Independent Energy 0.4%
Aker BP ASA(a)
01/15/2030	3.750%	282,000	248,099
01/15/2031	4.000%	1,081,000	950,082
Antero Resources Corp.(a)
07/15/2026	8.375%	1,275,000	1,332,979
Baytex Energy Corp.(a)
04/01/2027	8.750%	585,000	595,015
Chesapeake Energy Corp.(a)
02/01/2026	5.500%	1,195,000	1,153,478
CNX Resources Corp.(a)
01/15/2029	6.000%	830,000	766,079
Comstock Resources, Inc.(a)
03/01/2029	6.750%	1,085,000	979,587
ConocoPhillips Co.
03/15/2062	4.025%	488,000	389,536
Gulfport Energy Corp.
05/17/2026	8.000%	785,000	777,567
Gulfport Energy Corp.(a)
05/17/2026	8.000%	155,000	153,532
Hilcorp Energy I LP/Finance Co.(a)
02/01/2029	5.750%	1,185,000	1,058,878
Lundin Energy Finance BV(a)
07/15/2026	2.000%	2,647,000	2,342,676
07/15/2031	3.100%	2,513,000	2,060,642
Marathon Oil Corp.
10/01/2037	6.600%	150,000	149,468

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	33

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Occidental Petroleum Corp.
07/15/2027	8.500%	735,000	794,515
09/01/2030	6.625%	1,065,000	1,100,449
09/15/2031	7.875%	710,000	783,667
Pioneer Natural Resources Co.
08/15/2030	1.900%	436,000	342,122
01/15/2031	2.150%	1,266,000	1,004,071
Range Resources Corp.
05/15/2025	4.875%	1,440,000	1,372,550
SM Energy Co.
01/15/2027	6.625%	910,000	877,148
Southwestern Energy Co.
10/01/2027	7.750%	1,075,000	1,109,938
02/01/2029	5.375%	1,000,000	926,226
Total			21,268,304
Integrated Energy 0.5%
BP Capital Markets America, Inc.
02/11/2026	3.410%	177,000	170,124
08/10/2030	1.749%	689,000	549,685
01/12/2032	2.721%	4,174,000	3,494,093
11/10/2050	2.772%	705,000	450,440
06/04/2051	2.939%	1,000,000	660,227
03/17/2052	3.001%	2,590,000	1,724,659
BP Capital Markets PLC
09/19/2027	3.279%	147,000	138,142
BP Capital Markets PLC(h)
12/31/2049	4.375%	3,790,000	3,609,951
12/31/2059	4.875%	3,065,000	2,683,415
Chevron USA, Inc.
10/15/2029	3.250%	165,000	151,376
ENI SpA(a)
09/12/2023	4.000%	310,000	306,862
Exxon Mobil Corp.
08/16/2039	2.995%	278,000	213,843
08/16/2049	3.095%	346,000	248,616
03/19/2050	4.327%	3,129,000	2,767,207
04/15/2051	3.452%	2,378,000	1,802,496
Shell International Finance BV
11/26/2051	3.000%	2,000,000	1,361,256
Total Capital International SA
06/29/2041	2.986%	1,400,000	1,045,024
05/29/2050	3.127%	1,400,000	995,458
Total			22,372,874
Leisure 0.2%
Boyne USA, Inc.(a)
05/15/2029	4.750%	1,145,000	1,025,178
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carnival Corp.(a)
08/01/2027	9.875%	1,325,000	1,255,110
08/01/2028	4.000%	820,000	668,047
Cedar Fair LP
07/15/2029	5.250%	1,300,000	1,172,118
Cinemark USA, Inc.(a)
05/01/2025	8.750%	670,000	680,052
07/15/2028	5.250%	415,000	308,253
Live Nation Entertainment, Inc.(a)
05/15/2027	6.500%	805,000	787,774
10/15/2027	4.750%	915,000	815,681
Royal Caribbean Cruises Ltd.(a)
01/15/2029	8.250%	895,000	900,106
01/15/2029	9.250%	610,000	626,969
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	1,040,000	1,002,274
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	302,000	304,527
Total			9,546,089
Life Insurance 0.3%
AIA Group Ltd.(a)
04/06/2028	3.900%	500,000	470,088
Subordinated
09/16/2040	3.200%	540,000	387,423
AIG SunAmerica Global Financing X(a)
03/15/2032	6.900%	199,000	212,435
Athene Global Funding(a)
01/08/2026	1.450%	358,000	313,976
11/12/2026	2.950%	1,408,000	1,267,699
03/24/2028	2.500%	2,970,000	2,494,329
10/04/2031	2.646%	2,802,000	2,139,959
Brighthouse Financial, Inc.
12/22/2051	3.850%	839,000	533,011
F&G Global Funding(a)
06/30/2026	1.750%	130,000	115,879
Guardian Life Insurance Co. of America (The)(a)
Subordinated
01/24/2077	4.850%	208,000	171,183
Jackson National Life Global Funding(a)
06/11/2025	3.875%	279,000	267,488
John Hancock Life Insurance Co.(a)
Subordinated
02/15/2024	7.375%	250,000	254,707
Metropolitan Life Global Funding I(a)
01/11/2024	3.600%	273,000	268,871
09/19/2027	3.000%	170,000	154,354
New York Life Global Funding(a)
01/10/2028	3.000%	404,000	371,604

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Life Insurance Co.(a)
Subordinated
05/15/2069	4.450%	256,000	213,328
Prudential Insurance Co. of America (The)(a)
Subordinated
07/01/2025	8.300%	702,000	746,375
SBL Holdings, Inc.(a)
02/18/2031	5.000%	2,939,000	2,290,439
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	153,000	139,973
05/15/2047	4.270%	300,000	247,920
Total			13,061,041
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2029	3.750%	490,000	425,268
Hilton Domestic Operating Co., Inc.
01/15/2030	4.875%	395,000	358,393
Hilton Worldwide Finance LLC/Corp.
04/01/2027	4.875%	1,175,000	1,119,603
Marriott Ownership Resorts, Inc.(a)
06/15/2029	4.500%	770,000	640,749
Total			2,544,013
Media and Entertainment 0.6%
Activision Blizzard, Inc.
09/15/2050	2.500%	3,736,000	2,306,128
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	1,505,000	1,304,082
Discovery Communications LLC
09/20/2047	5.200%	365,000	272,703
09/15/2055	4.000%	1,224,000	737,407
Gray Television, Inc.(a)
10/15/2030	4.750%	1,075,000	777,821
Grupo Televisa SAB
01/31/2046	6.125%	356,000	354,942
iHeartCommunications, Inc.
05/01/2026	6.375%	415,000	381,736
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	1,430,000	1,210,459
Lamar Media Corp.
02/15/2030	4.000%	970,000	847,150
Magallanes, Inc.(a)
03/15/2032	4.279%	2,558,000	2,109,113
03/15/2042	5.050%	1,865,000	1,434,187
03/15/2052	5.141%	4,303,000	3,159,625
03/15/2062	5.391%	2,119,000	1,552,286
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meta Platforms, Inc.
08/15/2032	3.850%	2,405,000	2,124,339
Midas OpCo Holdings LLC(a)
08/15/2029	5.625%	1,050,000	865,608
Netflix, Inc.
04/15/2028	4.875%	889,000	863,790
11/15/2028	5.875%	1,621,000	1,644,822
Netflix, Inc.(a)
11/15/2029	5.375%	998,000	977,093
News Corp.(a)
05/15/2029	3.875%	1,010,000	875,168
Nexstar Escrow, Inc.(a)
07/15/2027	5.625%	1,580,000	1,451,145
Outfront Media Capital LLC/Corp.(a)
06/15/2025	6.250%	920,000	915,527
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	890,000	724,099
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	230,000	205,989
Sinclair Television Group, Inc.(a)
12/01/2030	4.125%	1,325,000	989,258
Take-Two Interactive Software, Inc.
04/14/2027	3.700%	142,000	133,667
TEGNA, Inc.
09/15/2029	5.000%	795,000	752,608
Univision Communications, Inc.(a)
06/01/2027	6.625%	820,000	791,946
Walt Disney Co. (The)
07/15/2024	9.500%	139,000	147,826
WMG Acquisition Corp.(a)
07/15/2030	3.875%	570,000	491,216
Total			30,401,740
Metals and Mining 0.5%
Alcoa Nederland Holding BV(a)
05/15/2028	6.125%	1,950,000	1,919,959
Allegheny Technologies, Inc.
12/01/2027	5.875%	840,000	802,827
Anglo American Capital PLC(a)
03/16/2029	3.875%	2,505,000	2,249,273
03/16/2052	4.750%	1,973,000	1,640,800
Arconic Corp.(a)
02/15/2028	6.125%	1,375,000	1,292,437
BHP Billiton Finance U.S.A. Ltd.
03/01/2026	6.420%	468,000	489,066
Carpenter Technology Corp.
07/15/2028	6.375%	485,000	462,084

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	35

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cleveland-Cliffs, Inc.(a)
03/15/2026	6.750%	102,000	102,413
03/01/2029	4.625%	1,250,000	1,118,264
Cleveland-Cliffs, Inc.
06/01/2027	5.875%	325,000	311,293
Constellium SE(a)
06/15/2028	5.625%	675,000	624,164
FMG Resources Pty Ltd.(a)
09/15/2027	4.500%	1,365,000	1,264,473
Freeport-McMoRan, Inc.
09/01/2029	5.250%	2,640,000	2,546,036
03/01/2030	4.250%	464,000	423,408
08/01/2030	4.625%	1,040,000	972,126
11/14/2034	5.400%	1,388,000	1,304,794
Glencore Finance Canada Ltd.(a)
11/15/2037	6.900%	977,000	1,036,643
11/15/2041	6.000%	107,000	100,622
Glencore Funding LLC(a)
05/30/2023	4.125%	186,000	185,021
03/12/2029	4.875%	753,000	721,826
09/01/2030	2.500%	2,040,000	1,656,378
09/23/2031	2.625%	1,420,000	1,132,007
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	1,055,000	924,894
Nucor Corp.
12/15/2055	2.979%	341,000	211,727
Steel Dynamics, Inc.
10/15/2027	1.650%	212,000	177,635
United States Steel Corp.
03/01/2029	6.875%	490,000	475,933
Vale Overseas Ltd.
07/08/2030	3.750%	640,000	560,536
Total			24,706,639
Midstream 1.0%
AmeriGas Partners LP/Finance Corp.
08/20/2026	5.875%	1,115,000	1,061,003
Antero Midstream Partners LP/Finance Corp.(a)
05/15/2026	7.875%	1,145,000	1,162,706
06/15/2029	5.375%	450,000	411,627
Blue Racer Midstream LLC/Finance Corp.(a)
07/15/2026	6.625%	475,000	459,271
Buckeye Partners LP
12/01/2027	4.125%	560,000	490,783
11/15/2043	5.850%	770,000	573,608
Cameron LNG LLC(a)
01/15/2039	3.701%	302,000	239,051
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cheniere Energy Partners LP
10/01/2029	4.500%	1,755,000	1,579,543
01/31/2032	3.250%	1,855,000	1,477,528
Crestwood Midstream Partners LP/Finance Corp.
04/01/2025	5.750%	630,000	613,047
Crestwood Midstream Partners LP/Finance Corp.(a)
04/01/2029	8.000%	774,000	772,712
DT Midstream, Inc.(a)
06/15/2029	4.125%	1,685,000	1,445,597
Enable Midstream Partners LP
03/15/2027	4.400%	420,000	399,525
05/15/2028	4.950%	3,129,000	3,004,373
Energy Transfer LP
02/15/2033	5.750%	3,441,000	3,375,273
Energy Transfer Operating LP
04/15/2047	5.300%	2,447,000	2,047,232
05/15/2050	5.000%	506,000	408,501
Energy Transfer Partners LP
06/01/2041	6.050%	877,000	830,246
12/15/2045	6.125%	756,000	701,046
EnLink Midstream LLC(a)
01/15/2028	5.625%	555,000	529,425
EnLink Midstream Partners LP
06/01/2025	4.150%	386,000	367,620
Enterprise Products Operating LLC
02/15/2043	4.450%	305,000	256,333
02/15/2053	3.300%	390,000	260,448
EQM Midstream Partners LP
08/01/2024	4.000%	260,000	250,186
07/15/2028	5.500%	700,000	625,311
EQM Midstream Partners LP(a)
01/15/2031	4.750%	895,000	737,509
Flex Intermediate Holdco LLC(a)
06/30/2031	3.363%	969,000	762,400
12/30/2039	4.317%	260,000	186,294
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2027	1.750%	1,654,024	1,532,476
03/31/2034	2.160%	1,819,731	1,546,525
03/31/2036	2.625%	1,270,000	1,021,998
09/30/2040	2.940%	1,932,093	1,555,556
Genesis Energy LP/Finance Corp.
06/15/2024	5.625%	710,000	689,861
Gray Oak Pipeline LLC(a)
09/15/2023	2.000%	222,000	215,581
10/15/2025	2.600%	790,000	717,375
Hess Midstream Operations LP(a)
02/15/2026	5.625%	1,230,000	1,193,826

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	875,000	863,507
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	710,000	607,825
Kinder Morgan, Inc.
08/01/2050	3.250%	1,164,000	754,836
08/01/2052	5.450%	2,763,000	2,495,373
Kinetik Holdings LP(a)
06/15/2030	5.875%	630,000	590,402
NGL Energy Operating LLC/Finance Corp.(a)
02/01/2026	7.500%	625,000	556,694
NuStar Logistics LP
06/01/2026	6.000%	900,000	869,247
04/28/2027	5.625%	475,000	446,522
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	385,000	379,591
Sabine Pass Liquefaction LLC
05/15/2030	4.500%	200,000	185,753
Southern Natural Gas Co. LLC
03/01/2032	8.000%	360,000	395,223
Sunoco Logistics Partners Operations LP
02/15/2040	6.850%	652,000	633,742
10/01/2047	5.400%	719,000	611,970
Sunoco LP/Finance Corp.
04/15/2027	6.000%	615,000	607,218
05/15/2029	4.500%	405,000	354,243
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2025	7.500%	580,000	585,098
09/01/2031	6.000%	615,000	529,671
Targa Resources Corp.
07/01/2027	5.200%	232,000	227,915
Targa Resources Partners LP/Finance Corp.
03/01/2030	5.500%	499,000	470,242
02/01/2031	4.875%	1,993,000	1,800,778
TransCanada PipeLines Ltd.
10/15/2037	6.200%	170,000	173,551
Western Midstream Operating LP(h)
02/01/2030	4.300%	1,055,000	924,100
Total			48,564,897
Natural Gas 0.1%
APT Pipelines Ltd.(a)
07/15/2027	4.250%	194,000	181,203
Atmos Energy Corp.
02/15/2052	2.850%	510,000	332,508
10/15/2052	5.750%	185,000	194,466
Brooklyn Union Gas Co. (The)(a)
03/15/2048	4.273%	360,000	269,333
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NiSource Finance Corp.
02/01/2042	5.800%	381,000	359,971
NiSource, Inc.
09/01/2029	2.950%	257,000	223,243
02/15/2031	1.700%	307,000	233,808
ONE Gas, Inc.
05/15/2030	2.000%	372,000	301,862
Southern California Gas Co.
02/01/2030	2.550%	374,000	318,372
Southern Co. Gas Capital Corp.
10/01/2023	2.450%	201,000	196,702
06/15/2026	3.250%	169,000	157,940
10/01/2046	3.950%	247,000	185,915
09/30/2051	3.150%	750,000	483,973
Total			3,439,296
Office REIT 0.0%
Alexandria Real Estate Equities, Inc.
04/15/2026	3.800%	122,000	118,098
12/15/2030	4.900%	341,000	331,915
02/01/2033	1.875%	225,000	167,638
02/01/2050	4.000%	225,000	171,203
Boston Properties LP
12/01/2028	4.500%	350,000	324,976
Corporate Office Properties LP
04/15/2031	2.750%	550,000	411,719
Office Properties Income Trust
10/15/2031	3.450%	485,000	326,933
Total			1,852,482
Oil Field Services 0.1%
Baker Hughes, Inc.
09/15/2040	5.125%	300,000	278,692
Guara Norte Sarl(a)
06/15/2034	5.198%	910,570	769,603
Halliburton Co.
11/15/2035	4.850%	169,000	156,490
08/01/2043	4.750%	260,000	222,327
MV24 Capital BV(a)
06/01/2034	6.748%	513,900	469,716
National Oilwell Varco, Inc.
12/01/2029	3.600%	1,000,000	879,564
Oceaneering International, Inc.
11/15/2024	4.650%	850,000	816,588
Schlumberger Holdings Corp.(a)
05/17/2028	3.900%	351,000	327,859
Total			3,920,839

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	37

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions 0.1%
Icahn Enterprises LP/Finance Corp.
05/15/2027	5.250%	1,115,000	1,022,452
Kennedy-Wilson, Inc.
03/01/2029	4.750%	1,430,000	1,137,264
Nationstar Mortgage Holdings, Inc.(a)
01/15/2027	6.000%	1,210,000	1,085,318
Total			3,245,034
Other Industry 0.1%
Dycom Industries, Inc.(a)
04/15/2029	4.500%	815,000	713,469
Global Infrastructure Solutions, Inc.(a)
06/01/2029	5.625%	1,060,000	826,535
MasTec, Inc.(a)
08/15/2028	4.500%	710,000	636,458
Pepperdine University
12/01/2059	3.301%	560,000	351,499
President and Fellows of Harvard College
10/15/2050	2.517%	673,000	438,792
Quanta Services, Inc.
10/01/2024	0.950%	1,689,000	1,554,491
Trustees of the University of Pennsylvania (The)
02/15/2119	3.610%	815,000	539,671
University of Miami
04/01/2052	4.063%	320,000	262,738
University of Southern California
10/01/2120	3.226%	690,000	407,841
Total			5,731,494
Other REIT 0.3%
Arbor Realty Trust, Inc.(a)
09/01/2026	4.500%	6,000,000	5,359,992
Digital Realty Trust LP
08/15/2027	3.700%	231,000	214,704
Extra Space Storage LP
03/15/2032	2.350%	730,000	552,757
Goodman Australia Industrial Fund Bond Issuer Pty Ltd.(a)
09/30/2026	3.400%	314,000	290,944
Life Storage LP
06/15/2029	4.000%	280,000	250,339
Prologis LP
06/30/2026	3.250%	203,000	192,812
04/15/2030	2.250%	280,000	233,732
04/15/2050	3.000%	546,000	365,000
Public Storage
11/09/2026	1.500%	507,000	451,729
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rexford Industrial Realty LP
09/01/2031	2.150%	441,000	338,028
RHP Hotel Properties LP/Finance Corp.
10/15/2027	4.750%	1,425,000	1,295,373
Sun Communities Operating LP
11/01/2028	2.300%	816,000	681,796
04/15/2032	4.200%	1,631,000	1,433,127
Trust F/1401(a)
01/15/2050	6.390%	1,158,000	941,021
WP Carey, Inc.
10/01/2026	4.250%	345,000	332,753
04/01/2033	2.250%	436,000	323,349
Total			13,257,456
Other Utility 0.0%
American Water Capital Corp.
10/15/2037	6.593%	300,000	331,050
12/01/2046	4.000%	431,000	336,374
05/01/2050	3.450%	408,000	301,219
Entergy Texas Restoration Funding II LLC
12/15/2035	3.697%	585,000	524,416
Total			1,493,059
Packaging 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	1,465,000	1,269,975
BWAY Holding Co.(a)
04/15/2024	5.500%	1,890,000	1,838,887
Crown Cork & Seal Co., Inc.
12/15/2026	7.375%	730,000	751,042
LABL Escrow Issuer LLC(a)
07/15/2026	6.750%	910,000	863,800
Owens-Brockway Glass Container, Inc.(a)
05/13/2027	6.625%	1,175,000	1,143,623
Reynolds Group Issuer, Inc./LLC(a)
10/15/2027	4.000%	1,175,000	1,043,245
Sealed Air Corp.(a)
12/01/2027	4.000%	780,000	711,264
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	780,000	729,103
Total			8,350,939
Paper 0.0%
Graphic Packaging International LLC(a)
04/15/2026	1.512%	462,000	403,475
Klabin Austria GmbH(a)
04/03/2029	5.750%	300,000	295,834

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging Corp. of America
12/15/2049	4.050%	268,000	205,776
Total			905,085
Pharmaceuticals 1.0%
AbbVie, Inc.
03/15/2035	4.550%	341,000	318,777
05/14/2036	4.300%	614,000	555,044
11/21/2039	4.050%	4,813,000	4,121,947
11/06/2042	4.400%	280,000	243,141
05/14/2046	4.450%	830,000	720,243
11/21/2049	4.250%	5,739,000	4,824,015
Amgen, Inc.
08/15/2028	1.650%	225,000	187,984
AstraZeneca Finance LLC
05/28/2028	1.750%	2,954,000	2,537,131
AstraZeneca PLC
08/06/2030	1.375%	860,000	679,637
09/15/2037	6.450%	290,000	327,312
09/18/2042	4.000%	341,000	294,865
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%	2,070,000	1,458,323
08/15/2027	5.750%	990,000	673,833
06/01/2028	4.875%	2,530,000	1,618,617
02/15/2029	5.000%	3,020,000	1,451,347
Biogen, Inc.
05/01/2030	2.250%	474,000	385,249
Bristol Myers Squibb Co.
02/20/2028	3.900%	307,000	296,526
07/26/2029	3.400%	165,000	153,198
06/15/2039	4.125%	162,000	144,427
02/20/2048	4.550%	106,000	96,293
03/15/2052	3.700%	1,630,000	1,272,760
Emergent BioSolutions, Inc.(a)
08/15/2028	3.875%	965,000	476,610
Gilead Sciences, Inc.
09/01/2036	4.000%	756,000	666,295
10/01/2040	2.600%	1,975,000	1,383,876
03/01/2047	4.150%	341,000	282,319
10/01/2050	2.800%	1,372,000	887,899
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	825,000	713,793
Jazz Securities DAC(a)
01/15/2029	4.375%	1,250,000	1,122,056
Merck & Co., Inc.
12/10/2051	2.750%	1,860,000	1,251,851
Organon Finance 1 LLC(a)
04/30/2028	4.125%	650,000	575,522
04/30/2031	5.125%	1,030,000	892,211
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Par Pharmaceutical, Inc.(a),(i)
04/01/2027	0.000%	785,000	596,621
Pfizer, Inc.
08/18/2031	1.750%	1,714,000	1,378,114
05/28/2040	2.550%	2,949,000	2,143,602
Regeneron Pharmaceuticals, Inc.
09/15/2030	1.750%	528,000	408,796
Roche Holdings, Inc.(a)
12/13/2031	2.076%	4,244,000	3,443,675
12/13/2051	2.607%	1,305,000	849,995
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	780,000	766,404
09/23/2026	3.200%	505,000	474,729
Takeda Pharmaceutical Co., Ltd.
11/26/2023	4.400%	586,000	581,265
11/26/2028	5.000%	341,000	338,512
03/31/2030	2.050%	2,342,000	1,911,333
07/09/2040	3.025%	1,915,000	1,405,073
07/09/2050	3.175%	1,009,000	690,165
Zoetis, Inc.
05/15/2030	2.000%	303,000	246,014
11/16/2032	5.600%	1,385,000	1,437,021
Total			47,284,420
Property & Casualty 0.1%
Berkshire Hathaway Finance Corp.
01/15/2051	2.500%	1,500,000	946,790
Cincinnati Financial Corp.
11/01/2034	6.125%	341,000	351,002
CNA Financial Corp.
08/15/2027	3.450%	170,000	157,755
Enstar Group Ltd.
09/01/2031	3.100%	2,134,000	1,558,204
Liberty Mutual Group, Inc.(a)
06/15/2052	5.500%	823,000	738,313
Marsh & McLennan Companies, Inc.
11/01/2052	6.250%	467,000	521,441
Stewart Information Services Corp.
11/15/2031	3.600%	1,145,000	873,042
Travelers Property Casualty Corp.
04/15/2026	7.750%	206,000	223,453
Total			5,370,000
Railroads 0.2%
Burlington Northern Santa Fe LLC
08/15/2030	7.950%	170,000	197,265
05/01/2040	5.750%	269,000	281,546
02/15/2050	3.550%	147,000	113,161
02/15/2051	3.050%	785,000	545,441

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	39

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian National Railway Co.
08/05/2032	3.850%	1,335,000	1,240,405
08/05/2052	4.400%	889,000	794,707
Canadian Pacific Railway Co.
12/02/2024	1.350%	2,105,000	1,964,076
12/02/2026	1.750%	408,000	363,580
12/02/2031	2.450%	342,000	284,662
12/02/2041	3.000%	416,000	312,606
CSX Corp.
11/15/2032	4.100%	2,222,000	2,081,417
Kansas City Southern
05/01/2048	4.700%	494,000	429,719
Union Pacific Corp.
05/20/2031	2.375%	900,000	755,546
02/14/2032	2.800%	1,222,000	1,050,226
02/14/2042	3.375%	1,017,000	808,807
09/15/2067	4.100%	200,000	157,622
Total			11,380,786
Refining 0.1%
HF Sinclair Corp.
10/01/2023	2.625%	1,460,000	1,422,196
04/01/2026	5.875%	618,000	619,608
Phillips 66
11/15/2044	4.875%	40,000	36,747
Phillips 66 Co.(a)
10/01/2026	3.550%	171,000	160,349
12/15/2029	3.150%	263,000	229,395
Valero Energy Corp.
09/15/2027	2.150%	341,000	299,143
04/15/2032	7.500%	181,000	203,663
Total			2,971,101
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	1,385,000	1,247,450
10/15/2030	4.000%	190,000	154,289
McDonald’s Corp.
09/01/2049	3.625%	1,384,000	1,053,376
04/01/2050	4.200%	2,042,000	1,707,706
09/09/2052	5.150%	892,000	860,995
Yum! Brands, Inc.
01/31/2032	4.625%	1,215,000	1,077,261
Total			6,101,077
Retail REIT 0.4%
Agree LP
06/15/2028	2.000%	1,772,000	1,448,038
10/01/2032	4.800%	888,000	816,629
06/15/2033	2.600%	404,000	304,333
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brixmor Operating Partnership LP
02/01/2025	3.850%	341,000	327,360
04/01/2028	2.250%	303,000	251,990
08/16/2031	2.500%	987,000	755,713
DDR Corp.
02/01/2025	3.625%	164,000	154,964
06/01/2027	4.700%	200,000	187,877
Federal Realty Investment Trust
01/15/2024	3.950%	1,128,000	1,113,357
Kimco Realty Corp.
02/01/2033	4.600%	1,335,000	1,228,226
National Retail Properties, Inc.
11/15/2025	4.000%	248,000	238,933
12/15/2026	3.600%	211,000	196,557
Realty Income Corp.
07/15/2024	3.875%	219,000	214,375
04/15/2025	3.875%	255,000	249,335
01/15/2028	3.650%	916,000	855,290
06/15/2028	2.200%	874,000	749,314
01/15/2031	3.250%	300,000	260,173
10/13/2032	5.625%	2,589,000	2,642,159
12/15/2032	2.850%	1,180,000	958,480
Regency Centers LP
09/15/2029	2.950%	2,457,000	2,060,062
Scentre Group Trust 1/Trust 2(a)
02/12/2025	3.500%	355,000	339,569
Scentre Group Trust 2(a),(h)
09/24/2080	4.750%	339,000	304,979
STORE Capital Corp.
03/15/2028	4.500%	2,180,000	1,964,690
03/15/2029	4.625%	1,040,000	929,206
11/18/2030	2.750%	1,442,000	1,099,138
12/01/2031	2.700%	567,000	412,504
Total			20,063,251
Retailers 0.7%
7-Eleven, Inc.(a)
02/10/2028	1.300%	208,000	172,857
02/10/2041	2.500%	619,000	407,505
Alimentation Couche-Tard, Inc.(a)
01/25/2050	3.800%	433,000	305,361
Amazon.com, Inc.
04/13/2032	3.600%	1,000,000	917,278
12/01/2032	4.700%	2,321,000	2,305,916
08/22/2037	3.875%	550,000	487,833
05/12/2041	2.875%	594,000	443,590
05/12/2051	3.100%	725,000	519,519
04/13/2052	3.950%	2,305,000	1,931,021
Asbury Automotive Group, Inc.
03/01/2028	4.500%	875,000	770,534

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gap Inc. (The)(a)
10/01/2029	3.625%	755,000	537,271
Gap, Inc. (The)(a)
10/01/2031	3.875%	460,000	324,522
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	1,250,000	1,062,749
Home Depot, Inc. (The)
09/15/2032	4.500%	2,713,000	2,658,518
04/15/2040	3.300%	350,000	279,254
12/15/2049	3.125%	1,646,000	1,175,713
03/15/2051	2.375%	1,357,000	821,164
04/15/2052	3.625%	845,000	660,451
09/15/2052	4.950%	2,518,000	2,432,908
L Brands, Inc.
06/15/2029	7.500%	2,010,000	1,982,464
Lithia Motors, Inc.(a)
12/15/2027	4.625%	855,000	778,795
Lowe’s Companies, Inc.
10/15/2030	1.700%	450,000	351,510
04/01/2052	4.250%	1,782,000	1,427,150
04/15/2053	5.625%	4,112,000	3,963,068
Nordstrom, Inc.
08/01/2031	4.250%	1,331,000	960,144
O’Reilly Automotive, Inc.
03/15/2026	3.550%	164,000	157,779
09/01/2027	3.600%	432,000	407,782
Penske Automotive Group, Inc.
06/15/2029	3.750%	903,000	733,374
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	2,030,000	1,839,537
Rite Aid Corp.(a)
11/15/2026	8.000%	1,250,000	658,307
Sonic Automotive, Inc.(a)
11/15/2029	4.625%	380,000	306,410
Walmart, Inc.
09/09/2052	4.500%	1,338,000	1,276,759
William Carter Co. (The)(a)
03/15/2027	5.625%	405,000	389,378
Total			33,446,421
Stranded Utility 0.0%
PG&E Recovery Funding LLC
07/15/2047	5.536%	825,000	841,055
PG&E Wildfire Recovery Funding LLC
06/01/2036	4.263%	165,000	154,597
12/01/2047	5.212%	270,000	261,274
06/01/2052	5.099%	510,000	485,060
Total			1,741,986
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.1%
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	3,715,000	3,457,063
Kroger Co. (The)
05/01/2030	2.200%	682,000	551,848
02/01/2047	4.450%	240,000	202,708
Total			4,211,619
Technology 2.0%
Advanced Micro Devices, Inc.
06/01/2032	3.924%	2,732,000	2,544,726
ams AG(a)
07/31/2025	7.000%	1,010,000	949,978
Apple, Inc.
08/08/2029	3.250%	3,559,000	3,297,113
02/08/2041	2.375%	689,000	487,515
08/04/2046	3.850%	229,000	195,003
11/13/2047	3.750%	169,000	141,113
05/11/2050	2.650%	1,304,000	867,186
08/20/2050	2.400%	107,000	67,626
02/08/2051	2.650%	580,000	387,041
08/08/2052	3.950%	2,593,000	2,214,231
02/08/2061	2.800%	603,000	386,915
08/05/2061	2.850%	3,630,000	2,365,611
08/08/2062	4.100%	1,334,000	1,126,236
Arrow Electronics, Inc.
01/12/2028	3.875%	376,000	342,280
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	925,000	806,597
Block, Inc.
06/01/2026	2.750%	545,000	487,142
06/01/2031	3.500%	740,000	590,652
Broadcom, Inc.
11/15/2025	3.150%	1,110,000	1,052,484
11/15/2030	4.150%	1,001,000	896,772
Broadcom, Inc.(a)
02/15/2031	2.450%	1,481,000	1,165,977
04/15/2032	4.150%	1,275,000	1,120,742
04/15/2033	3.419%	4,031,000	3,235,611
04/15/2034	3.469%	1,892,000	1,500,072
05/15/2037	4.926%	1,353,000	1,182,567
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	960,000	832,811
CommScope Finance LLC(a)
03/01/2026	6.000%	1,875,000	1,730,426
CommScope Technologies LLC(a)
03/15/2027	5.000%	1,155,000	792,157

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	41

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dell International LLC/EMC Corp.
06/15/2023	5.450%	153,000	153,014
06/15/2026	6.020%	2,068,000	2,111,191
07/15/2027	6.100%	861,000	884,835
10/01/2029	5.300%	600,000	585,638
Dell International LLC/EMC Corp.(a)
12/15/2041	3.375%	2,104,000	1,413,071
12/15/2051	3.450%	543,000	335,911
Entegris, Inc.(a)
04/15/2028	4.375%	1,040,000	918,529
05/01/2029	3.625%	320,000	257,381
Equinix, Inc.
11/18/2026	2.900%	469,000	428,435
Fiserv, Inc.
07/01/2026	3.200%	360,000	337,228
07/01/2049	4.400%	345,000	280,587
Gartner, Inc.(a)
07/01/2028	4.500%	710,000	662,541
06/15/2029	3.625%	845,000	740,718
Global Payments, Inc.
05/15/2030	2.900%	1,850,000	1,518,093
11/15/2031	2.900%	1,415,000	1,118,288
HP, Inc.
06/17/2027	3.000%	268,000	244,788
Imola Merger Corp.(a)
05/15/2029	4.750%	1,740,000	1,507,606
Intel Corp.
08/12/2041	2.800%	2,215,000	1,543,656
08/05/2052	4.900%	2,049,000	1,820,370
02/15/2060	3.100%	239,000	149,058
08/05/2062	5.050%	887,000	782,679
Iron Mountain, Inc.(a)
09/15/2027	4.875%	1,050,000	966,911
07/15/2030	5.250%	340,000	295,274
KLA Corp.
03/01/2050	3.300%	925,000	670,609
07/15/2052	4.950%	788,000	739,562
Leidos, Inc.
02/15/2031	2.300%	194,000	148,462
Microchip Technology, Inc.
02/15/2024	0.972%	506,000	481,060
Microsoft Corp.
02/12/2035	3.500%	300,000	271,813
03/17/2052	2.921%	462,000	329,167
03/17/2062	3.041%	314,000	218,720
MSCI, Inc.(a)
09/01/2030	3.625%	380,000	316,593
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCR Corp.(a)
10/01/2028	5.000%	1,497,000	1,284,493
09/01/2029	6.125%	700,000	654,512
NXP BV/Funding LLC/USA, Inc.
06/01/2027	4.400%	1,025,000	982,373
05/01/2030	3.400%	1,177,000	1,015,701
02/15/2032	2.650%	1,749,000	1,368,036
05/11/2041	3.250%	928,000	644,959
ON Semiconductor Corp.(a)
09/01/2028	3.875%	1,275,000	1,114,513
Oracle Corp.
03/25/2028	2.300%	312,000	270,554
07/08/2034	4.300%	164,000	144,497
05/15/2035	3.900%	251,000	209,174
07/15/2036	3.850%	285,000	233,144
11/15/2037	3.800%	2,010,000	1,585,651
04/01/2040	3.600%	2,700,000	1,993,749
07/15/2046	4.000%	1,644,000	1,207,345
03/25/2051	3.950%	1,791,000	1,290,401
11/09/2052	6.900%	1,893,000	2,048,487
05/15/2055	4.375%	571,000	438,468
Presidio Holdings, Inc.(a)
02/01/2027	4.875%	1,225,000	1,117,642
PTC, Inc.(a)
02/15/2028	4.000%	880,000	796,477
QUALCOMM, Inc.
05/20/2052	4.500%	1,686,000	1,485,627
05/20/2053	6.000%	2,133,000	2,278,753
S&P Global, Inc.(a)
03/01/2029	2.700%	422,000	371,286
03/01/2032	2.900%	1,545,000	1,318,212
Seagate HDD Cayman
07/15/2029	3.125%	480,000	366,490
01/15/2031	4.125%	1,155,000	902,764
Sensata Technologies BV(a)
04/15/2029	4.000%	1,160,000	1,000,548
SS&C Technologies, Inc.(a)
09/30/2027	5.500%	1,020,000	960,230
Synaptics, Inc.(a)
06/15/2029	4.000%	905,000	757,363
TSMC Arizona Corp.
10/25/2031	2.500%	2,260,000	1,856,746
04/22/2052	4.500%	340,000	306,475
VMware, Inc.
08/15/2023	0.600%	4,146,000	4,028,841
08/15/2024	1.000%	2,943,000	2,737,632
08/15/2026	1.400%	2,752,000	2,397,004
05/15/2027	4.650%	774,000	747,759
05/15/2030	4.700%	1,702,000	1,583,398

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Workday, Inc.
04/01/2029	3.700%	986,000	904,462
Xilinx, Inc.
06/01/2030	2.375%	725,000	609,562
Total			96,011,700
Tobacco 0.2%
BAT Capital Corp.
08/15/2037	4.390%	5,553,000	4,318,319
08/15/2047	4.540%	425,000	302,095
Philip Morris International, Inc.
11/17/2025	5.000%	2,006,000	2,016,259
11/17/2027	5.125%	3,009,000	3,037,507
11/17/2032	5.750%	1,507,000	1,541,410
11/15/2041	4.375%	1,300,000	1,070,919
Total			12,286,509
Transportation Services 0.1%
Adani International Container Terminal Private Ltd.(a)
02/16/2031	3.000%	796,875	628,646
Avis Budget Car Rental LLC/Finance, Inc.(a)
07/15/2027	5.750%	1,405,000	1,276,005
ERAC U.S.A. Finance LLC(a)
02/15/2045	4.500%	399,000	326,651
Hertz Corp. (The)(a)
12/01/2026	4.625%	860,000	720,552
JB Hunt Transport Services, Inc.
03/01/2026	3.875%	169,000	163,651
Penske Truck Leasing Co. LP/Finance Corp.(a)
03/14/2023	2.700%	350,000	348,232
Total			3,463,737
Wireless 0.7%
Altice France Holding SA(a)
02/15/2028	6.000%	905,000	534,345
Altice France SA(a)
07/15/2029	5.125%	1,375,000	1,028,412
America Movil SAB de CV
04/22/2029	3.625%	795,000	723,928
04/22/2049	4.375%	662,000	565,530
America Movil SAB de CV(a)
04/04/2032	5.375%	404,000	365,655
American Tower Corp.
01/15/2027	3.125%	888,000	814,934
03/15/2027	3.650%	1,254,000	1,172,887
04/15/2031	2.700%	675,000	549,001
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crown Castle International Corp.
07/15/2026	1.050%	2,541,000	2,199,216
03/01/2027	4.000%	425,000	404,717
03/15/2027	2.900%	2,776,000	2,526,956
07/01/2030	3.300%	1,465,000	1,279,874
04/01/2031	2.100%	372,000	292,782
04/01/2041	2.900%	1,559,000	1,069,316
Empresa Nacional de Telecomunicaciones SA(a)
09/14/2032	3.050%	325,000	259,397
Rogers Communications, Inc.(a)
03/15/2052	4.550%	1,052,000	820,591
SBA Communications Corp.
02/01/2029	3.125%	1,260,000	1,049,280
Sprint Capital Corp.
03/15/2032	8.750%	1,030,000	1,225,254
Sprint Corp.
03/01/2026	7.625%	3,170,000	3,335,819
T-Mobile US, Inc.
02/15/2026	2.250%	3,847,000	3,503,552
02/01/2028	4.750%	3,835,000	3,736,493
04/15/2029	3.375%	8,046,000	7,089,167
02/15/2031	2.875%	387,000	319,506
04/15/2031	3.500%	254,000	219,981
Vodafone Group PLC
05/30/2038	5.000%	425,000	390,535
09/17/2050	4.250%	337,000	260,330
Total			35,737,458
Wirelines 0.5%
AT&T, Inc.
03/25/2026	1.700%	4,230,000	3,817,881
06/01/2027	2.300%	951,000	847,468
02/01/2028	1.650%	107,000	90,526
12/01/2033	2.550%	2,980,000	2,291,618
06/01/2041	3.500%	908,000	677,658
12/01/2057	3.800%	2,558,000	1,772,919
09/15/2059	3.650%	889,000	601,822
CenturyLink, Inc.(a)
12/15/2026	5.125%	1,880,000	1,633,135
02/15/2027	4.000%	1,925,000	1,639,916
Deutsche Telekom AG(a)
01/21/2050	3.625%	392,000	282,681
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	1,025,000	759,641
Frontier Communications Holdings LLC(a)
10/15/2027	5.875%	1,380,000	1,284,376
Level 3 Financing, Inc.(a)
09/15/2027	4.625%	1,920,000	1,602,314
Telecom Italia Capital SA
09/30/2034	6.000%	1,225,000	938,033

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	43

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.
03/22/2028	2.100%	140,000	121,449
02/08/2029	3.875%	235,000	220,674
03/21/2031	2.550%	5,600,000	4,608,786
03/15/2032	2.355%	1,129,000	895,345
11/20/2040	2.650%	1,599,000	1,079,350
03/22/2051	3.550%	851,000	609,190
Total			25,774,782
Total Corporate Bonds & Notes (Cost $1,547,347,244)			1,353,394,416

Foreign Government Obligations(j) 1.0%

Angola 0.0%
Angolan Government International Bond(a)
05/09/2028	8.250%	500,000	455,024
04/14/2032	8.750%	678,000	586,875
Total			1,041,899
Australia 0.1%
Export Finance & Insurance Corp.(a)
10/26/2027	4.625%	3,202,000	3,233,308
Bahrain 0.0%
Bahrain Government International Bond(a)
09/16/2032	5.450%	900,000	794,811
Bermuda 0.0%
Bermuda Government International Bond(a)
07/15/2032	5.000%	1,111,000	1,110,621
Canada 0.1%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	530,000	476,121
05/15/2029	4.250%	360,000	294,042
Ontario Teachers’ Cadillac Fairview Properties Trust(a)
03/20/2027	3.875%	274,000	250,773
Province of Saskatchewan
06/08/2027	3.250%	1,287,000	1,228,865
Total			2,249,801
Chile 0.0%
Chile Government International Bond
01/27/2032	2.550%	592,000	485,247
03/07/2042	4.340%	463,000	392,184
Interchile SA(a)
06/30/2056	4.500%	769,000	641,407
Total			1,518,838
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colombia 0.0%
Colombia Government International Bond
01/28/2026	4.500%	300,000	282,060
Ecopetrol SA
01/16/2025	4.125%	300,000	285,989
06/26/2026	5.375%	580,000	547,083
Total			1,115,132
Dominican Republic 0.1%
Dominican Republic International Bond(a)
09/23/2032	4.875%	1,000,000	832,057
02/22/2033	6.000%	725,000	655,248
01/30/2060	5.875%	1,500,000	1,101,901
Total			2,589,206
Ecuador 0.0%
Ecuador Government International Bond(a),(h)
07/31/2035	2.500%	600,000	277,751
Ghana 0.0%
Ghana Government International Bond(a),(i)
06/16/2049	0.000%	500,000	171,966
Hungary 0.0%
Hungary Government International Bond(a)
06/16/2034	5.500%	260,000	243,991
Israel 0.0%
Israel Electric Corp., Ltd.(a)
02/22/2032	3.750%	841,000	734,445
Italy 0.0%
Republic of Italy Government International Bond
05/06/2051	3.875%	323,000	213,659
Ivory Coast 0.0%
Ivory Coast Government International Bond(a)
06/15/2033	6.125%	1,200,000	1,068,280
Kenya 0.1%
Republic of Kenya Government International Bond(a)
05/22/2032	8.000%	900,000	767,638
01/23/2034	6.300%	790,000	608,758
02/28/2048	8.250%	400,000	310,297
Total			1,686,693
Mexico 0.3%
Banco Nacional de Comercio Exterior SNC(a),(h)
08/11/2031	2.720%	520,000	431,999
Comision Federal de Electricidad(a)
02/09/2031	3.348%	600,000	470,344

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico City Airport Trust(a)
07/31/2047	5.500%	200,000	154,315
Mexico Government International Bond
04/22/2029	4.500%	2,319,000	2,212,981
05/24/2031	2.659%	600,000	483,454
05/19/2033	4.875%	573,000	526,788
02/12/2034	3.500%	2,254,000	1,807,340
02/10/2048	4.600%	509,000	393,947
02/12/2052	4.400%	2,859,000	2,102,931
05/24/2061	3.771%	1,403,000	891,221
04/19/2071	3.750%	1,955,000	1,221,496
Petroleos Mexicanos
01/15/2025	4.250%	1,000,000	944,485
02/12/2028	5.350%	1,100,000	925,538
01/28/2031	5.950%	720,000	546,349
Total			13,113,188
Netherlands 0.0%
Greenko Dutch BV(a)
03/29/2026	3.850%	191,000	165,680
Nigeria 0.1%
Nigeria Government International Bond(a)
11/28/2027	6.500%	1,200,000	967,169
09/28/2028	6.125%	540,000	417,496
01/21/2031	8.747%	1,200,000	979,790
09/28/2033	7.375%	442,000	314,586
Total			2,679,041
Norway 0.0%
Equinor ASA
09/23/2027	7.250%	400,000	443,638
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%	400,000	394,631
10/28/2032	7.375%	300,000	325,890
Total			720,521
Pakistan 0.0%
Pakistan Government International Bond(a)
04/08/2026	6.000%	1,100,000	435,938
Paraguay 0.1%
Bioceanico Sovereign Certificate Ltd.(a),(k)
06/05/2034	0.000%	365,314	248,259
Paraguay Government International Bond(a)
03/13/2048	5.600%	1,800,000	1,574,738
03/30/2050	5.400%	1,629,000	1,409,085
Total			3,232,082
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peru 0.0%
Fondo MIVIVIENDA SA(a)
04/12/2027	4.625%	300,000	283,295
Peruvian Government International Bond
01/15/2034	3.000%	645,000	509,834
11/18/2050	5.625%	98,000	97,239
01/15/2072	3.600%	499,000	326,141
Total			1,216,509
Poland 0.1%
Republic of Poland Government International Bond
11/16/2032	5.750%	2,054,000	2,184,660
Romania 0.0%
Romanian Government International Bond(a)
02/14/2031	3.000%	400,000	314,752
Saudi Arabia 0.0%
Saudi Arabian Oil Co.(a)
11/24/2023	1.250%	200,000	192,417
11/24/2025	1.625%	338,000	308,042
Saudi Government International Bond(a)
02/02/2033	2.250%	743,000	602,514
Total			1,102,973
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%	400,000	330,225
03/13/2048	6.750%	400,000	281,983
Total			612,208
Singapore 0.0%
BOC Aviation Ltd.(a)
10/10/2024	3.500%	310,000	298,638
South Africa 0.0%
Eskom Holdings SOC Ltd.(a)
08/06/2023	6.750%	300,000	288,153
Republic of South Africa Government International Bond
10/12/2028	4.300%	1,100,000	980,457
Total			1,268,610
South Korea 0.0%
Export-Import Bank of Korea
09/15/2032	4.500%	1,301,000	1,267,105
United States 0.0%
Antares Holdings LP(a)
07/15/2027	3.750%	2,095,000	1,682,379

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	45

Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Islands 0.0%
China Southern Power Grid International Finance BVI Co., Ltd.(a)
05/08/2027	3.500%	720,000	683,738
Total Foreign Government Obligations (Cost $57,298,667)			49,472,061

Municipal Bonds 0.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
City of Los Angeles Department of Airports
Revenue Bonds
Build America Bonds
Series 2009
05/15/2039	6.582%	405,000	441,457
Higher Education 0.1%
Ohio State University (The)
Revenue Bonds
Taxable
Series 2011A
06/01/2111	4.800%	2,014,000	1,657,676
University of Texas System (The)
Refunding Revenue Bonds
Taxable
Series 2020B
08/15/2049	2.439%	685,000	430,221
Total			2,087,897
Hospital 0.0%
Regents of the University of California Medical Center
Taxable Revenue Bonds
Series 2020N
05/15/2120	3.706%	1,360,000	854,610
Joint Power Authority 0.0%
American Municipal Power, Inc.
Revenue Bonds
Build America Bonds
Series 2010
02/15/2050	7.499%	1,265,000	1,518,501
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 174th
Series 2012
10/01/2062	4.458%	1,850,000	1,605,320
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Taxable Consolidated 160th
Series 2010
11/01/2040	5.647%	835,000	871,951
Total			2,477,271
Special Non Property Tax 0.0%
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
Series 2010
03/15/2040	5.600%	415,000	429,397
State General Obligation 0.0%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	295,000	358,388
Turnpike / Bridge / Toll Road 0.0%
North Texas Tollway Authority
Revenue Bonds
Series 2009 (BAM)
01/01/2049	6.718%	1,164,000	1,379,588
Water & Sewer 0.0%
District of Columbia Water & Sewer Authority
Taxable Revenue Bonds
Senior Lien
Series 2014A
10/01/2114	4.814%	411,000	355,694
Total Municipal Bonds (Cost $11,452,965)			9,902,803

Residential Mortgage-Backed Securities - Agency 21.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS
10/01/2042- 12/01/2043	3.500%	14,029,812	13,034,859
CMO Series 2013-11 Class AP
01/25/2043	1.500%	73,460	65,071
CMO Series 2020-50 Class A
07/25/2050	2.000%	3,773,666	3,336,392
CMO Series 2021-27 Class EC
05/25/2051	1.500%	4,323,310	3,533,364
CMO Series 2022-11 Class A
07/25/2047	2.500%	5,008,136	4,517,749

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS(b)
CMO Series 2018-85 Class FE
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 6.500% 12/25/2048	4.689%	3,640,804	3,554,536
Federal Home Loan Mortgage Corp.
10/01/2026- 10/17/2038	6.500%	688,632	711,466
12/01/2032- 03/01/2052	4.000%	12,372,100	11,748,152
03/01/2033- 05/01/2049	3.000%	22,064,841	19,823,918
06/01/2035- 04/01/2036	5.500%	75,810	76,882
09/01/2037	6.000%	376,906	393,922
11/01/2040- 12/01/2051	2.000%	42,231,918	35,505,037
04/01/2042- 03/01/2052	2.500%	22,832,872	19,573,550
06/01/2046- 10/01/2046	3.500%	2,359,426	2,188,772
06/01/2048	4.500%	1,198,230	1,175,236
12/01/2048	5.000%	1,083,037	1,087,785
CMO Series 2017-4742 Class PA
10/15/2047	3.000%	1,265,532	1,147,352
CMO Series 2127 Class PG
02/15/2029	6.250%	70,286	70,603
CMO Series 2165 Class PE
06/15/2029	6.000%	36,735	37,317
CMO Series 2326 Class ZQ
06/15/2031	6.500%	184,584	188,334
CMO Series 2399 Class TH
01/15/2032	6.500%	94,013	97,411
CMO Series 2517 Class Z
10/15/2032	5.500%	49,843	48,369
CMO Series 2557 Class HL
01/15/2033	5.300%	169,302	170,500
CMO Series 262 Class 35
07/15/2042	3.500%	2,114,470	1,976,054
CMO Series 2752 Class EZ
02/15/2034	5.500%	453,222	455,241
CMO Series 2764 Class ZG
03/15/2034	5.500%	382,219	385,201
CMO Series 2953 Class PG
03/15/2035	5.500%	1,536,282	1,558,158
CMO Series 2986 Class CH
06/15/2025	5.000%	82,624	81,800
CMO Series 2989 Class TG
06/15/2025	5.000%	62,281	62,061
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 299 Class 300
01/15/2043	3.000%	254,807	232,099
CMO Series 2990 Class UZ
06/15/2035	5.750%	581,562	588,040
CMO Series 3101 Class UZ
01/15/2036	6.000%	159,881	166,533
CMO Series 3123 Class AZ
03/15/2036	6.000%	183,875	187,667
CMO Series 3143 Class BC
02/15/2036	5.500%	215,864	222,206
CMO Series 3164 Class MG
06/15/2036	6.000%	62,644	59,755
CMO Series 3195 Class PD
07/15/2036	6.500%	126,999	129,914
CMO Series 3200 Class AY
08/15/2036	5.500%	142,355	144,714
CMO Series 3213 Class JE
09/15/2036	6.000%	191,915	197,101
CMO Series 3229 Class HE
10/15/2026	5.000%	197,311	195,377
CMO Series 3423 Class PB
03/15/2038	5.500%	464,509	473,982
CMO Series 3453 Class B
05/15/2038	5.500%	10,501	10,474
CMO Series 3461 Class Z
06/15/2038	6.000%	888,843	904,371
CMO Series 3501 Class CB
01/15/2039	5.500%	199,219	201,331
CMO Series 3684 Class CY
06/15/2025	4.500%	280,820	278,496
CMO Series 3704 Class CT
12/15/2036	7.000%	303,382	322,680
CMO Series 3704 Class DT
11/15/2036	7.500%	291,278	313,083
CMO Series 3704 Class ET
12/15/2036	7.500%	203,232	219,777
CMO Series 3707 Class B
08/15/2025	4.500%	323,541	321,453
CMO Series 3819 Class ZQ
04/15/2036	6.000%	310,438	321,358
CMO Series 3890 Class ME
07/15/2041	5.000%	1,000,000	1,003,166
CMO Series 4015 Class MY
03/15/2042	3.500%	1,918,026	1,788,134
CMO Series 4177 Class MQ
03/15/2043	2.500%	1,000,000	845,887

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	47

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4205 Class PA
05/15/2043	1.750%	1,915,743	1,616,249
CMO Series 4217 Class KY
06/15/2043	3.000%	1,200,000	1,033,747
CMO Series 4240 Class B
08/15/2033	3.000%	2,000,000	1,857,091
CMO Series 4880 Class DA
05/15/2050	3.000%	1,177,603	1,072,856
CMO Series 5091 Class AB
03/25/2051	1.500%	2,565,764	2,096,592
CMO Series R006 Class ZA
04/15/2036	6.000%	236,102	244,704
CMO Series R007 Class ZA
05/15/2036	6.000%	453,559	468,546
CMO STRIPS Series 264 Class 30
07/15/2042	3.000%	269,193	244,066
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.250% Cap 10.328% 07/01/2036	3.684%	36,546	37,098
12-month USD LIBOR + 1.835% Cap 9.112% 07/01/2040	3.779%	88,996	90,040
12-month USD LIBOR + 1.640% Cap 7.804% 05/01/2049	2.814%	724,535	702,161
1-month SOFR + 2.130% Floor 2.130%, Cap 8.912% 07/01/2052	3.912%	1,257,739	1,206,047
1-month SOFR + 2.130% Floor 2.130%, Cap 9.301% 07/01/2052	4.301%	1,506,078	1,463,676
1-month SOFR + 2.140% Floor 2.140%, Cap 8.990% 08/01/2052	3.989%	1,685,371	1,604,299
1-month SOFR + 2.380% Floor 2.380%, Cap 9.120% 09/01/2052	4.119%	865,860	834,099
1-month SOFR + 2.183% Floor 2.183%, Cap 8.575% 10/01/2052	3.574%	2,938,068	2,817,381
1-month SOFR + 2.241% Floor 2.241%, Cap 8.888% 12/01/2052	3.888%	1,627,372	1,573,708
CMO Series 2551 Class NS
-1.8 x 1-month USD LIBOR + 14.483% Cap 14.483% 01/15/2033	6.567%	63,791	64,022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	165,494	158,100
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	4.769%	327,716	322,615
Structured Pass-Through Securities
1-year MTA + 1.200% Floor 1.200% 10/25/2044	3.628%	350,641	348,941
Federal Home Loan Mortgage Corp.(g)
CMO Series 3077 Class TO
04/15/2035	0.000%	31,128	29,654
CMO Series 3100 Class
01/15/2036	0.000%	81,186	67,172
CMO Series 3117 Class OG
02/15/2036	0.000%	36,875	31,407
CMO Series 3181 Class OH
07/15/2036	0.000%	170,892	134,470
CMO Series 3316 Class JO
05/15/2037	0.000%	7,230	5,513
CMO Series 3607 Class TO
10/15/2039	0.000%	157,340	125,464
CMO STRIPS Series 197 Class
04/01/2028	0.000%	68,048	62,011
CMO STRIPS Series 310 Class
09/15/2043	0.000%	879,335	622,549
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 3380 Class SI
-1.0 x 1-month USD LIBOR + 6.370% Cap 6.370% 10/15/2037	2.052%	1,321,505	135,404
CMO Series 3385 Class SN
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 11/15/2037	1.682%	28,316	1,788
CMO Series 3451 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/15/2038	1.732%	20,878	1,869

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3531 Class SM
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 05/15/2039	1.782%	28,984	1,238
CMO Series 3608 Class SC
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 12/15/2039	1.932%	173,510	10,337
CMO Series 3740 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 10/15/2040	1.682%	158,571	9,230
CMO Series 3740 Class SC
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 10/15/2040	1.682%	218,931	21,381
CMO STRIPS Series 239 Class S30
-1.0 x 1-month USD LIBOR + 7.700% Cap 7.700% 08/15/2036	3.382%	181,226	24,779
Federal Home Loan Mortgage Corp.(c)
CMO Series 3688 Class GT
11/15/2046	7.537%	217,806	231,486
CMO Series 4272 Class W
04/15/2040	5.646%	1,146,287	1,155,766
Federal Home Loan Mortgage Corp.(d)
CMO Series 3714 Class IP
08/15/2040	5.000%	129,040	10,047
Federal Home Loan Mortgage Corp.(c),(d)
CMO Series 3802 Class LS
01/15/2040	0.000%	326,613	12,040
Federal Home Loan Mortgage Corp. REMICS
CMO Series 5178 Class TP
04/25/2049	2.500%	2,551,080	2,186,669
CMO Series 5202 Class LA
05/25/2049	2.500%	2,311,756	1,993,384
CMO Series 5203 Class G
11/25/2048	2.500%	1,028,685	898,560
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan National Mortgage Corp.(b)
12-month USD LIBOR + 1.637% Cap 7.451% 09/01/2045	2.447%	3,255,327	3,288,362
12-month USD LIBOR + 1.687% Cap 7.717% 09/01/2047	3.314%	1,666,430	1,689,921
12-month USD LIBOR + 1.635% Floor 1.635%, Cap 7.990% 04/01/2048	3.722%	3,392,486	3,398,769
12-month USD LIBOR + 1.638% Floor 1.638%, Cap 8.602% 03/01/2049	3.457%	1,499,463	1,488,789
Federal National Mortgage Association
01/01/2023- 11/01/2048	6.000%	302,881	310,022
02/01/2024- 12/01/2052	6.500%	3,071,615	3,230,070
01/01/2027- 08/01/2059	4.000%	46,893,853	45,355,945
05/01/2033- 03/01/2060	3.500%	79,262,627	73,688,804
11/01/2033- 09/01/2052	5.500%	2,647,611	2,731,456
12/01/2035- 07/01/2061	2.500%	92,216,192	80,213,238
01/01/2036- 08/01/2040	5.000%	178,050	180,975
11/01/2037- 01/01/2039	7.000%	354,036	380,264
11/01/2040- 12/01/2050	2.000%	144,027,345	121,046,322
06/01/2041- 11/01/2048	4.500%	5,252,479	5,194,733
10/01/2041- 11/01/2041	1.500%	23,795,831	19,466,676
11/01/2042- 07/01/2060	3.000%	152,732,187	137,077,183
CMO Series 1999-7 Class AB
03/25/2029	6.000%	80,705	80,875
CMO Series 2001-60 Class PX
11/25/2031	6.000%	113,538	116,154
CMO Series 2002-50 Class ZA
05/25/2031	6.000%	366,576	371,651
CMO Series 2002-78 Class Z
12/25/2032	5.500%	142,232	142,641
CMO Series 2003-W19 Class 1A7
11/25/2033	5.620%	1,837,847	1,832,656
CMO Series 2004-50 Class VZ
07/25/2034	5.500%	622,468	627,828
CMO Series 2004-65 Class LT
08/25/2024	4.500%	25,316	25,038

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	49

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-W10 Class A6
08/25/2034	5.750%	1,082,083	1,084,146
CMO Series 2005-121 Class DX
01/25/2026	5.500%	76,982	76,513
CMO Series 2006-105 Class ME
11/25/2036	5.500%	399,703	404,501
CMO Series 2006-16 Class HZ
03/25/2036	5.500%	303,401	303,365
CMO Series 2006-W3 Class 2A
09/25/2046	6.000%	118,654	117,261
CMO Series 2007-104 Class ZE
08/25/2037	6.000%	108,812	110,676
CMO Series 2007-116 Class PB
08/25/2035	5.500%	119,679	121,400
CMO Series 2007-18 Class MZ
03/25/2037	6.000%	152,501	152,226
CMO Series 2007-42 Class B
05/25/2037	6.000%	111,088	113,647
CMO Series 2007-76 Class ZG
08/25/2037	6.000%	193,964	195,304
CMO Series 2008-80 Class GP
09/25/2038	6.250%	16,159	16,439
CMO Series 2009-59 Class HB
08/25/2039	5.000%	257,543	255,642
CMO Series 2009-60 Class HT
08/25/2039	6.000%	250,556	256,600
CMO Series 2009-79 Class UA
03/25/2038	7.000%	17,021	17,585
CMO Series 2009-W1 Class A
12/25/2049	6.000%	445,294	451,206
CMO Series 2010-111 Class AM
10/25/2040	5.500%	669,856	680,196
CMO Series 2010-2 Class LC
02/25/2040	5.000%	1,076,677	1,073,796
CMO Series 2011-118 Class MT
11/25/2041	7.000%	323,062	341,701
CMO Series 2011-118 Class NT
11/25/2041	7.000%	361,178	384,672
CMO Series 2011-31 Class DB
04/25/2031	3.500%	1,426,429	1,370,557
CMO Series 2011-39 Class ZA
11/25/2032	6.000%	177,512	181,670
CMO Series 2011-44 Class EB
05/25/2026	3.000%	493,929	479,837
CMO Series 2011-46 Class B
05/25/2026	3.000%	1,211,966	1,175,988
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2011-59 Class NZ
07/25/2041	5.500%	869,290	883,557
CMO Series 2012-151 Class NX
01/25/2043	1.500%	626,760	530,084
CMO Series 2012-66 Class CB
06/25/2032	3.000%	2,819,523	2,649,408
CMO Series 2013-100 Class WB
10/25/2033	3.000%	2,614,890	2,451,217
CMO Series 2013-101 Class E
10/25/2033	3.000%	2,662,486	2,508,068
CMO Series 2013-108 Class GU
10/25/2033	3.000%	2,228,090	2,088,236
CMO Series 2013-43 Class BP
05/25/2043	1.750%	2,269,178	1,968,065
CMO Series 2013-59 Class PY
06/25/2043	2.500%	1,000,000	814,749
CMO Series 2013-81 Class TA
02/25/2043	3.000%	1,160,590	1,107,532
CMO Series 2013-90 Class DL
09/25/2033	3.500%	1,500,000	1,423,172
CMO Series 2015-84 Class PA
08/25/2033	1.700%	2,420,413	2,188,161
CMO Series 2016-48 Class MA
06/25/2038	2.000%	2,333,040	2,100,647
CMO Series 2016-57 Class PC
06/25/2046	1.750%	4,839,180	4,019,106
CMO Series 2017-13 Class PA
08/25/2046	3.000%	51,450	46,690
CMO Series 2018-14 Class KC
03/25/2048	3.000%	115,844	107,882
CMO Series 2018-8 Class KL
03/25/2047	2.500%	847,722	740,863
CMO Series 2019-25 Class PA
05/25/2048	3.000%	1,899,957	1,724,068
CMO Series 2019-8 Class GA
03/25/2049	3.000%	4,052,941	3,670,500
CMO Series 2020-48 Class AB
07/25/2050	2.000%	2,217,824	1,868,523
CMO Series 2020-48 Class DA
07/25/2050	2.000%	3,104,930	2,656,839
CMO Series 2020-M5 Class A2
01/25/2030	2.210%	5,369,750	4,608,400
CMO Series 2021-78 Class ND
11/25/2051	1.500%	10,290,248	8,554,059
CMO Series G94-8 Class K
07/17/2024	8.000%	17,051	17,298

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 414 Class A35
10/25/2042	3.500%	260,744	243,323
Series 2013-M9 Class A2
01/25/2023	2.389%	79,387	79,186
Federal National Mortgage Association(b)
6-month USD LIBOR + 2.500% Floor 2.500%, Cap 11.249% 03/01/2036	4.154%	116,210	119,268
12-month USD LIBOR + 1.579% Floor 1.579%, Cap 7.696% 06/01/2045	3.404%	474,528	477,094
12-month USD LIBOR + 1.583% Floor 1.583%, Cap 7.675% 01/01/2046	2.934%	1,295,338	1,313,094
1-month SOFR + 2.211% Floor 2.211%, Cap 6.615% 12/01/2051	1.615%	810,838	724,474
1-month SOFR + 2.120% Floor 2.120%, Cap 9.168% 07/01/2052	4.168%	2,898,511	2,787,197
1-month SOFR + 2.124% Floor 2.124%, Cap 9.352% 07/01/2052	4.352%	3,238,233	3,166,551
1-month SOFR + 2.370% Floor 2.370%, Cap 8.684% 08/01/2052	3.684%	1,879,943	1,790,503
1-month SOFR + 2.120% Floor 2.120%, Cap 8.963% 08/01/2052	3.963%	741,344	707,127
1-month SOFR + 2.125% Floor 2.125%, Cap 9.317% 08/01/2052	4.317%	3,350,158	3,272,085
1-month SOFR + 2.127% Floor 2.127%, Cap 9.622% 08/01/2052	4.622%	3,748,847	3,698,843
1-month SOFR + 2.131% Floor 2.131%, Cap 9.651% 08/01/2052	4.651%	2,956,352	2,919,817
1-month SOFR + 2.370% Floor 2.370%, Cap 9.224% 09/01/2052	4.224%	863,207	837,267
1-month SOFR + 2.132% Floor 2.132%, Cap 9.155% 10/01/2052	4.155%	6,267,636	6,138,162
1-month SOFR + 2.127% Floor 2.127%, Cap 9.250% 11/01/2052	4.250%	2,209,994	2,169,174
1-month SOFR + 2.120% Floor 2.120%, Cap 9.532% 11/01/2052	4.532%	1,278,369	1,265,306
1-month SOFR + 2.122% Floor 2.122%, Cap 9.663% 12/01/2052	4.663%	2,375,000	2,359,282
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2003-W8 Class 3F1
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 05/25/2042	4.789%	120,019	118,169
CMO Series 2005-SV Class 75
-4.0 x 1-month USD LIBOR + 24.200% Cap 24.200% 09/25/2035	6.645%	26,550	28,598
CMO Series 2005-W3 Class 2AF
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 9.500% 03/25/2045	4.609%	212,862	210,514
CMO Series 2007-101 Class A2
1-month USD LIBOR + 0.250% Floor 0.250% 06/27/2036	4.639%	148,005	139,920
CMO Series 2010-28 Class BS
-2.2 x 1-month USD LIBOR + 11.588% Cap 11.588% 04/25/2040	1.713%	31,551	26,255
CMO Series 2010-35 Class SJ
-3.3 x 1-month USD LIBOR + 17.667% Cap 17.667% 04/25/2040	3.038%	211,820	199,296
CMO Series 2010-49 Class SC
-2.0 x 1-month USD LIBOR + 12.660% Cap 12.660% 03/25/2040	3.883%	131,982	125,837
CMO Series 2011-75 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 6.500% 08/25/2041	4.939%	148,320	147,353
Federal National Mortgage Association(l)
02/01/2043- 02/01/2045	3.000%	12,461,654	11,311,204
Federal National Mortgage Association(b),(d)
CMO Series 1996-4 Class SA
-1.0 x 1-month USD LIBOR + 8.500% Cap 8.500% 02/25/2024	4.111%	6,460	99
CMO Series 2006-117 Class GS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2036	2.261%	106,664	5,980

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	51

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-43 Class SI
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 06/25/2036	2.211%	454,513	38,234
CMO Series 2006-58 Class IG
-1.0 x 1-month USD LIBOR + 6.520% Cap 6.520% 07/25/2036	2.131%	108,099	7,928
CMO Series 2006-8 Class WN
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2036	2.311%	540,647	51,446
CMO Series 2006-94 Class GI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 10/25/2026	2.261%	155,677	3,813
CMO Series 2007-109 Class PI
-1.0 x 1-month USD LIBOR + 6.350% Cap 6.350% 12/25/2037	1.961%	133,477	5,106
CMO Series 2007-65 Class KI
-1.0 x 1-month USD LIBOR + 6.620% Cap 6.620% 07/25/2037	2.231%	78,094	7,360
CMO Series 2007-72 Class EK
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 07/25/2037	2.011%	491,715	44,351
CMO Series 2007-W7 Class 2A2
-1.0 x 1-month USD LIBOR + 6.530% Cap 6.530% 07/25/2037	2.141%	156,596	9,960
CMO Series 2009-112 Class ST
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 01/25/2040	1.861%	149,141	12,230
CMO Series 2009-17 Class QS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 03/25/2039	2.261%	35,457	3,167
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-37 Class KI
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2039	1.611%	146,683	6,758
CMO Series 2009-68 Class SA
-1.0 x 1-month USD LIBOR + 6.750% Cap 6.750% 09/25/2039	2.361%	209,071	23,096
CMO Series 2010-125 Class SA
-1.0 x 1-month USD LIBOR + 4.440% Cap 4.440% 11/25/2040	0.051%	408,601	13,131
CMO Series 2010-147 Class SA
-1.0 x 1-month USD LIBOR + 6.530% Cap 6.530% 01/25/2041	2.141%	941,769	106,676
CMO Series 2010-35 Class SB
-1.0 x 1-month USD LIBOR + 6.420% Cap 6.420% 04/25/2040	2.031%	92,204	7,371
CMO Series 2010-42 Class S
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 05/25/2040	2.011%	84,732	4,953
CMO Series 2010-68 Class SA
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 07/25/2040	0.611%	319,796	16,691
Federal National Mortgage Association(c)
CMO Series 2003-W16 Class AF5
11/25/2033	4.589%	253,907	241,437
CMO Series 2010-61 Class WA
06/25/2040	5.999%	69,306	71,165
CMO Series 2011-2 Class WA
02/25/2051	5.878%	63,328	63,944
CMO Series 2011-43 Class WA
05/25/2051	5.838%	84,640	83,571
Federal National Mortgage Association(g)
CMO Series 2006-15 Class OP
03/25/2036	0.000%	88,188	71,773
CMO Series 2006-8 Class WQ
03/25/2036	0.000%	147,449	116,208
CMO Series 2009-86 Class BO
03/25/2037	0.000%	31,543	26,740

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-101 Class DO
10/25/2043	0.000%	1,000,165	758,922
CMO Series 2013-128 Class
12/25/2043	0.000%	582,201	441,237
CMO Series 2013-92 Class
09/25/2043	0.000%	646,966	466,561
CMO STRIPS Series 293 Class 1
12/25/2024	0.000%	13,698	13,400
Federal National Mortgage Association(d)
CMO Series 2009-86 Class IP
10/25/2039	5.500%	63,514	12,093
Federal National Mortgage Association(c),(d)
CMO Series 2011-30 Class LS
04/25/2041	0.000%	211,955	9,912
Federal National Mortgage Association REMICS
CMO Series 2021-78 Class PA
11/25/2051	2.500%	1,775,440	1,544,120
CMO Series 2022-28C Class CA
01/25/2048	2.000%	1,915,499	1,684,458
Freddie Mac REMICS
CMO Series 205119 Class AB
08/25/2049	1.500%	1,520,093	1,228,015
CMO Series 205217 Class CD
07/25/2049	2.500%	2,029,450	1,844,793
CMO Series 5182 Class M
05/25/2049	2.500%	1,599,743	1,408,319
CMO Series 5201 Class CA
07/25/2048	2.500%	2,324,945	2,068,856
Government National Mortgage Association
09/20/2038	7.000%	43,914	46,000
08/20/2039	6.000%	156,956	166,024
07/20/2040- 12/15/2040	3.750%	1,681,770	1,594,145
11/15/2040- 11/20/2040	3.625%	637,693	599,041
12/15/2040	3.490%	1,184,319	1,145,469
06/20/2043- 03/20/2052	3.000%	32,175,517	28,888,911
05/20/2045- 08/20/2052	4.000%	27,082,693	25,740,007
08/15/2047- 04/20/2050	4.500%	10,616,668	10,379,620
01/20/2048- 02/20/2052	3.500%	29,053,318	26,788,916
03/20/2048- 03/20/2049	5.000%	12,175,199	12,252,824
09/20/2050- 12/20/2051	2.500%	11,999,156	10,440,763
CMO Series 2003-75 Class ZX
09/16/2033	6.000%	320,051	324,466
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-26 Class XY
03/20/2035	5.500%	290,382	295,358
CMO Series 2005-72 Class AZ
09/20/2035	5.500%	326,147	329,874
CMO Series 2006-17 Class JN
04/20/2036	6.000%	129,189	132,148
CMO Series 2006-38 Class ZK
08/20/2036	6.500%	457,598	464,248
CMO Series 2006-69 Class MB
12/20/2036	5.500%	524,150	532,398
CMO Series 2008-23 Class PH
03/20/2038	5.000%	424,901	425,768
CMO Series 2009-104 Class AB
08/16/2039	7.000%	148,829	149,644
CMO Series 2010-130 Class CP
10/16/2040	7.000%	229,026	243,473
CMO Series 2013-H01 Class FA
01/20/2063	1.650%	1,094	981
CMO Series 2013-H04 Class BA
02/20/2063	1.650%	3,737	3,472
CMO Series 2013-H09 Class HA
04/20/2063	1.650%	31,918	29,730
CMO Series 2017-167 Class BQ
08/20/2044	2.500%	896,565	815,608
CMO Series 2021-23 Class MG
02/20/2051	1.500%	2,973,823	2,460,964
CMO Series 2021-27 Class BD
02/20/2051	5.000%	1,420,223	1,424,522
CMO Series 2021-27 Class NT
02/20/2051	5.000%	1,631,463	1,588,371
CMO Series 2021-27 Class Q
02/20/2051	5.000%	1,408,692	1,375,174
CMO Series 2021-8 Class CY
01/20/2051	5.000%	1,295,952	1,282,452
CMO Series 2022-107 Class C
06/20/2051	2.500%	6,648,620	5,421,367
CMO Series 2022-205 Class A
09/20/2051	2.000%	2,429,000	1,958,804
CMO Series 2022-31 Class GH
12/20/2049	2.500%	4,503,018	3,983,489
CMO Series 2022-50 Class DC
08/20/2051	2.500%	2,031,715	1,742,552
CMO Series 2022-84 Class A
01/20/2052	2.500%	2,060,901	1,714,228

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	53

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(c)
03/20/2048	4.770%	3,348,650	3,286,010
05/20/2063	4.390%	12,723	12,475
CMO Series 2010-H17 Class XQ
07/20/2060	5.211%	3,387	2,718
CMO Series 2011-137 Class WA
07/20/2040	5.600%	444,702	461,631
CMO Series 2012-141 Class WC
01/20/2042	3.730%	302,221	288,891
CMO Series 2013-54 Class WA
11/20/2042	4.868%	844,578	838,728
CMO Series 2013-75 Class WA
06/20/2040	5.117%	256,286	257,190
CMO Series 2020-1 Class A
08/20/2070	2.932%	3,392,601	3,030,780
CMO Series 2021-27 Class CW
02/20/2051	5.001%	1,791,120	1,772,734
Government National Mortgage Association(b)
1-year CMT + 1.704% 02/20/2072	5.790%	5,979,086	6,214,232
1-year CMT + 1.698% 04/20/2072	5.779%	6,367,415	6,622,992
1-year CMT + 1.743% 04/20/2072	5.855%	5,914,799	6,156,173
CMO Series 2007-16 Class NS
-3.5 x 1-month USD LIBOR + 23.275% Cap 23.275% 04/20/2037	8.040%	45,897	48,618
CMO Series 2012-H10 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.500% 12/20/2061	4.392%	518,541	515,263
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	4.542%	7,309	7,244
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	4.492%	6,519	6,458
CMO Series 2012-H26 Class MA
1-month USD LIBOR + 0.550% Floor 0.550% 07/20/2062	4.392%	2,928	2,887
CMO Series 2012-H28 Class FA
1-month USD LIBOR + 0.580% Floor 0.580% 09/20/2062	4.422%	5,502	5,437
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H29 Class FA
1-month USD LIBOR + 0.515% Floor 0.515%, Cap 11.500% 10/20/2062	4.357%	500,182	496,964
CMO Series 2013-H01 Class TA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.500% 01/20/2063	4.342%	4,471	4,387
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	4.242%	5,653	5,528
CMO Series 2013-H07 Class GA
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 10.500% 03/20/2063	4.312%	551,815	547,464
CMO Series 2013-H07 Class HA
1-month USD LIBOR + 0.410% Floor 0.410%, Cap 11.000% 03/20/2063	4.252%	490,693	486,257
CMO Series 2013-H09 Class GA
1-month USD LIBOR + 0.480% Floor 0.480%, Cap 11.000% 04/20/2063	4.322%	553,614	550,096
CMO Series 2013-H09 Class SA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.500% 04/20/2063	4.342%	1,466,886	1,453,207
CMO Series 2013-H21 Class FA
1-month USD LIBOR + 0.750% Floor 0.750%, Cap 11.000% 09/20/2063	4.592%	937,867	935,551
CMO Series 2013-H21 Class FB
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 11.000% 09/20/2063	4.542%	1,389,819	1,385,064
CMO Series 2015-H23 Class FB
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 11.000% 09/20/2065	4.362%	954,747	945,328
CMO Series 2015-H26 Class FG
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 11.000% 10/20/2065	4.362%	523,669	516,136
CMO Series 2015-H30 Class FE
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 11/20/2065	4.442%	4,200,124	4,164,138

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-H05 Class FK
1-month USD LIBOR + 0.610% Floor 0.610%, Cap 99.000% 03/20/2070	2.678%	2,800,443	2,731,531
Government National Mortgage Association(b),(d)
CMO Series 2005-3 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2035	1.747%	417,074	19,475
CMO Series 2007-40 Class SN
-1.0 x 1-month USD LIBOR + 6.680% Cap 6.680% 07/20/2037	2.327%	286,283	8,652
CMO Series 2008-62 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2038	1.797%	265,642	3,915
CMO Series 2008-76 Class US
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/20/2038	1.547%	322,928	10,585
CMO Series 2008-95 Class DS
-1.0 x 1-month USD LIBOR + 7.300% Cap 7.300% 12/20/2038	2.947%	270,463	12,742
CMO Series 2009-106 Class ST
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2038	1.647%	451,222	23,633
CMO Series 2009-64 Class SN
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/16/2039	1.774%	157,136	8,193
CMO Series 2009-67 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/16/2039	1.724%	127,306	7,938
CMO Series 2009-72 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/16/2039	1.924%	324,062	19,567
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-81 Class SB
-1.0 x 1-month USD LIBOR + 6.090% Cap 6.090% 09/20/2039	1.737%	451,129	31,173
CMO Series 2010-47 Class PX
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 06/20/2037	2.347%	521,432	40,174
CMO Series 2011-75 Class SM
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 05/20/2041	2.247%	248,849	14,549
Government National Mortgage Association(g)
CMO Series 2008-1 Class PO
01/20/2038	0.000%	47,226	38,058
CMO Series 2010-157 Class OP
12/20/2040	0.000%	246,365	203,552
Government National Mortgage Association(d)
CMO Series 2010-107 Class IL
07/20/2039	6.000%	347,447	75,266
Government National Mortgage Association TBA(m)
01/23/2053	2.500%	8,800,000	7,623,951
01/23/2053	4.000%	1,000,000	946,097
Seasoned Credit Risk Transfer Trust
CMO Series 2018-4 Class MZ (FHLMC)
03/25/2058	3.500%	3,817,300	2,993,215
Uniform Mortgage-Backed Security TBA(m)
01/12/2053	6.000%	19,100,000	19,381,841
01/12/2053- 02/13/2053	6.500%	44,700,000	45,724,643
Total Residential Mortgage-Backed Securities - Agency (Cost $1,103,380,621)			1,047,970,285

Residential Mortgage-Backed Securities - Non-Agency 4.3%

Ajax Mortgage Loan Trust(a),(c)
CMO Series 2021-B Class A
06/25/2066	2.239%	2,989,987	2,758,280
Anchor Mortgage Trust(a),(c)
CMO Series 2021-1 Class A2
10/25/2026	3.650%	6,666,667	6,165,286
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-2 Class A1A
01/26/2065	2.531%	840,007	757,699
CMO Series 2021-6 Class A1
09/25/2066	1.483%	1,505,818	1,190,897

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	55

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust LLC(a),(c)
CMO Series 2020-5 Class A1
05/25/2065	1.373%	220,498	195,730
ANTLR Mortgage Trust(a),(c)
CMO Series 2021-RTL1 Class A1
11/25/2024	2.115%	3,399,000	3,234,639
CMO Series 2021-RTL1 Class A2
01/25/2025	2.981%	4,600,000	4,090,125
Banc of America Funding Trust
CMO Series 2004-3 Class 1A1
10/25/2034	5.500%	23,595	22,188
Bear Stearns Adjustable Rate Mortgage Trust(c)
CMO Series 2003-4 Class 3A1
07/25/2033	3.569%	15,927	14,908
CMO Series 2003-7 Class 6A
10/25/2033	3.790%	91,880	85,490
Bear Stearns Asset-Backed Securities Trust(b)
CMO Series 2003-SD1 Class A
1-month USD LIBOR + 0.900% Floor 0.900%, Cap 11.000% 12/25/2033	5.289%	201,917	190,193
Bunker Hill Loan Depositary Trust(a),(c)
CMO Series 2019-2 Class A1
07/25/2049	2.879%	1,082,829	1,010,148
CMO Series 2019-3 Class A1
11/25/2059	2.724%	401,205	382,909
BVRT Financing Trust(a),(b),(f)
CMO Series 2021-3F Class M1
30-day Average SOFR + 1.750% Floor 1.750% 07/12/2033	3.608%	5,670,929	5,670,929
Chase Mortgage Finance Corp.(c)
CMO Series 2007-A1 Class 1A3
02/25/2037	3.492%	141,731	135,678
CMO Series 2007-A1 Class 2A1
02/25/2037	3.645%	54,035	50,226
CMO Series 2007-A1 Class 7A1
02/25/2037	3.788%	21,540	21,050
Citigroup Mortgage Loan Trust, Inc.
CMO Series 2003-1 Class 3A4
09/25/2033	5.250%	27,137	24,786
CMO Series 2005-2 Class 2A11
05/25/2035	5.500%	86,056	82,368
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2009-10 Class 1A1
09/25/2033	4.124%	64,345	61,214
COLT Mortgage Loan Trust(a),(c)
CMO Series 2021-2 Class A1
08/25/2066	0.924%	1,956,928	1,520,659
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-4 Class A1
10/25/2066	1.397%	2,155,572	1,750,331
Countrywide Home Loan Mortgage Pass-Through Trust
CMO Series 2004-13 Class 1A4
08/25/2034	5.500%	107,239	99,743
CMO Series 2004-3 Class A26
04/25/2034	5.500%	49,325	46,625
CMO Series 2004-5 Class 1A4
06/25/2034	5.500%	112,859	109,825
Credit Suisse First Boston Mortgage Securities Corp.
CMO Series 2003-21 Class 1A4
09/25/2033	5.250%	48,045	44,715
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
CMO Series 2003-27 Class 5A4
11/25/2033	5.250%	5,105	4,901
CMO Series 2004-4 Class 2A4
09/25/2034	5.500%	73,723	70,059
CMO Series 2004-8 Class 1A4
12/25/2034	5.500%	130,764	125,302
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	5,160,368	4,909,906
DBRR Trust(a),(c)
CMO Series 2015-LCM Class A2
06/10/2034	3.421%	3,152,000	2,830,689
DBRR Trust(a)
Series 2015-LCM Class A1
06/10/2034	2.998%	1,476,987	1,387,526
FMC GMSR Issuer Trust(a),(c)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	5,000,000	4,367,729
CMO Series 2021-GT1 Class B
07/25/2026	4.360%	6,000,000	4,542,210
CMO Series 2021-GT2 Class B
10/25/2026	4.440%	3,828,000	2,831,265
FMC GMSR Issuer Trust(a),(c),(e),(f)
CMO Series 2021-GT1 Class A
02/25/2024	3.000%	8,000,000	7,420,000
FMC GMSR Issuer Trust(a)
CMO Series 2022-GT1 Class B
04/25/2027	7.170%	6,000,000	5,249,981
CMO Series 2022-GT2 Class B
07/25/2027	10.070%	6,000,000	5,453,419
GSMPS Mortgage Loan Trust(a),(b)
CMO Series 2005-RP3 Class 1AF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.000% 09/25/2035	4.739%	471,794	404,033

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GSMPS Mortgage Loan Trust(a),(c),(d)
CMO Series 2005-RP3 Class 1AS
09/25/2035	0.101%	365,640	4,217
GSR Mortgage Loan Trust
CMO Series 2003-7F Class 1A4
06/25/2033	5.250%	99,724	96,924
GSR Mortgage Loan Trust(b)
CMO Series 2005-5F Class 8A3
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 5.500% 06/25/2035	4.889%	6,594	6,111
HarborView Mortgage Loan Trust(c)
CMO Series 2004-3 Class 1A
05/19/2034	3.928%	388,560	359,250
Headlands Residential LLC(a),(c)
CMO Series 2021-RPL1 Class NOTE
09/25/2026	2.487%	7,225,000	6,736,202
Hundred Acre Wood Trust(a),(e),(f)
CMO Series 2018-1 Class A
02/13/2025	7.250%	2,000,000	1,940,000
Impac CMB Trust(b)
CMO Series 2005-4 Class 2A1
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 10.250% 05/25/2035	4.989%	157,408	132,161
Impac Secured Assets CMN Owner Trust(c)
CMO Series 2003-3 Class A1
08/25/2033	5.200%	57,692	54,317
Impac Secured Assets Trust(b)
CMO Series 2006-1 Class 2A1
1-month USD LIBOR + 0.700% Floor 0.350%, Cap 11.500% 05/25/2036	5.089%	25,408	21,492
JPMorgan Mortgage Trust(c)
CMO Series 2006-A2 Class 5A3
11/25/2033	4.191%	81,576	77,595
CMO Series 2007-A1 Class 5A5
07/25/2035	3.453%	78,251	75,582
LHOME Mortgage Trust(a),(c)
CMO Series 2021-RTL1 Class A1
09/25/2026	2.090%	2,205,000	2,090,561
MASTR Adjustable Rate Mortgages Trust(c)
CMO Series 2004-13 Class 2A1
04/21/2034	4.021%	67,373	63,376
CMO Series 2004-13 Class 3A7
11/21/2034	3.874%	121,406	108,919
MASTR Asset Securitization Trust(a)
CMO Series 2004-P7 Class A6
12/27/2033	5.500%	22,065	17,833
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MASTR Seasoned Securities Trust
CMO Series 2004-2 Class A1
08/25/2032	6.500%	80,299	75,516
CMO Series 2004-2 Class A2
08/25/2032	6.500%	126,471	119,421
Merrill Lynch Mortgage Investors Trust(b)
CMO Series 2003-A Class 2A1
1-month USD LIBOR + 0.780% Floor 0.390%, Cap 11.750% 03/25/2028	5.169%	37,677	35,342
CMO Series 2003-E Class A1
1-month USD LIBOR + 0.620% Floor 0.620%, Cap 11.750% 10/25/2028	5.009%	150,302	138,970
CMO Series 2004-A Class A1
1-month USD LIBOR + 0.460% Floor 0.230%, Cap 11.750% 04/25/2029	4.849%	116,683	105,582
CMO Series 2004-G Class A2
6-month USD LIBOR + 0.600% Floor 0.300%, Cap 11.750% 01/25/2030	5.749%	21,364	19,733
Merrill Lynch Mortgage Investors Trust(c)
CMO Series 2004-1 Class 2A1
12/25/2034	3.139%	100,964	93,014
CMO Series 2004-A4 Class A2
08/25/2034	3.516%	125,631	115,333
MFA Trust(a),(c)
CMO Series 2021-NQM2 Class A1
11/25/2064	1.029%	865,624	710,580
Mill City Securities Ltd.(a),(c)
CMO Series 2021-RS1 Class A2
04/28/2066	3.951%	4,449,000	3,841,591
Morgan Stanley Mortgage Loan Trust(c)
CMO Series 2004-3 Class 4A
04/25/2034	5.650%	116,087	111,636
MRA Issuance Trust(a),(b),(f)
CMO Series 2021-EBO2 Class A
1-month USD LIBOR + 2.735% 04/15/2023	6.855%	4,024,227	4,024,227
CMO Series 2021-EBO7 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 02/15/2023	3.845%	4,195,483	4,195,483
NACC Reperforming Loan Remic Trust(a)
CMO Series 2004-R2 Class A1
10/25/2034	6.500%	87,249	75,046
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-NQM4 Class A1
09/25/2059	2.492%	258,784	234,638

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	57

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NewRez Warehouse Securitization Trust(a),(b)
CMO Series 2021-1 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 05/25/2055	4.794%	5,373,000	5,281,821
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2021-FNT2 Class A
05/25/2026	3.228%	3,554,352	3,147,674
Series 2020-PLS1 Class A
12/25/2025	3.844%	2,433,261	2,217,518
OCWEN(c),(e),(f)
CMO Series 2021-GNMSR Class 1
03/15/2023	4.570%	4,128,148	3,993,983
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	3,117,895	2,832,236
CMO Series 2021-2 Class A1
03/25/2026	2.115%	2,185,846	1,982,659
Pretium Mortgage Credit Partners(a),(c)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	4,077,648	3,641,328
Pretium Mortgage Credit Partners I LLC(a),(c)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	3,527,289	3,212,604
CMO Series 2021-NPL4 Class A1
10/27/2060	2.363%	3,171,502	2,788,498
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	3,720,058	3,436,823
CMO Series 2021-RN3 Class A1
09/25/2051	1.843%	4,875,788	4,345,078
Radnor Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
30-day Average SOFR + 1.700% Floor 1.700% 12/27/2033	5.247%	3,500,000	3,414,875
RCO VI Mortgage LLC(a),(c)
CMO Series 2022-1 Class A1
01/25/2027	3.000%	5,573,740	5,229,251
CMO Series 2022-1 Class A2
01/25/2027	5.250%	2,500,000	2,279,199
Residential Asset Mortgage Products Trust
CMO Series 2004-SL2 Class A3
10/25/2031	7.000%	129,255	127,658
Residential Asset Securitization Trust(c)
CMO Series 2004-IP2 Class 1A1
12/25/2034	4.284%	195,246	194,731
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Seasoned Credit Risk Transfer Trust
CMO Series 2019-3 Class MB (FHLMC)
10/25/2058	3.500%	1,570,000	1,335,810
CMO Series 2019-4 Class M55D (FHLMC)
02/25/2059	4.000%	1,800,936	1,673,764
Seasoned Loans Structured Transaction
CMO Series 2018-2 Class A1
11/25/2028	3.500%	3,136,977	2,939,263
Sequoia Mortgage Trust(b)
CMO Series 2003-1 Class 1A
1-month USD LIBOR + 0.760% Floor 0.760%, Cap 12.500% 04/20/2033	5.113%	296,592	268,992
CMO Series 2003-8 Class A1
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.500% 01/20/2034	4.993%	258,569	241,657
CMO Series 2004-11 Class A1
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.500% 12/20/2034	4.953%	256,906	228,938
CMO Series 2004-12 Class A3
6-month USD LIBOR + 0.320% Floor 0.320%, Cap 11.500% 01/20/2035	5.507%	135,444	123,120
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2020-1 Class A1
02/25/2050	2.275%	111,463	102,238
CMO Series 2020-3 Class A1
04/25/2065	1.486%	549,004	505,786
CMO Series 2020-INV1 Class A1
11/25/2055	1.027%	478,045	428,172
CMO Series 2021-1 Class A1
05/25/2065	1.219%	630,627	569,652
CMO Series 2021-4 Class A1
08/25/2056	1.162%	2,043,333	1,677,694
Structured Adjustable Rate Mortgage Loan Trust(c)
CMO Series 2004-4 Class 5A
04/25/2034	3.887%	63,103	56,500
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2004-AR5 Class 1A1
1-month USD LIBOR + 0.660% Floor 0.330%, Cap 11.000% 10/19/2034	4.999%	160,424	149,286
CMO Series 2005-AR5 Class A3
1-month USD LIBOR + 0.500% Floor 0.250%, Cap 11.000% 07/19/2035	4.839%	102,805	91,293

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Structured Asset Securities Corp.(c)
CMO Series 2004-4XS Class 1A5
02/25/2034	5.490%	222,673	208,366
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(c)
CMO Series 2003-34A Class 3A3
11/25/2033	3.988%	122,087	118,064
CMO Series 2003-40A Class 3A2
01/25/2034	4.138%	77,373	73,349
CMO Series 2004-6XS Class A5A
03/25/2034	5.585%	33,206	32,612
CMO Series 2004-6XS Class A5B (AMBAC)
03/25/2034	5.585%	39,847	39,134
Thornburg Mortgage Securities Trust(c)
CMO Series 2004-4 Class 3A
12/25/2044	3.551%	83,296	76,974
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	1,346,803	1,343,668
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	3,539,578	3,336,838
CMO Series 2021-NPL3 Class A1
05/25/2051	1.743%	3,596,377	3,114,305
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	5,894,815	5,193,623
Vendee Mortgage Trust
CMO Series 1998-2 Class 1G
06/15/2028	6.750%	91,277	93,860
Vericrest Opportunity Loan Transferee XCIII LLC(a),(c)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	5,343,258	4,773,144
Vericrest Opportunity Loan Transferee XCIV LLC(a),(c)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	3,681,950	3,301,537
Vericrest Opportunity Loan Transferee XCVI LLC(a),(c)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	2,980,904	2,702,349
Vericrest Opportunity Loan Transferee XCVII LLC(a),(c)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	3,200,497	2,815,215
Vericrest Opportunity Loan Trust CI LLC(a),(c)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	2,869,031	2,562,821
Verus Securitization Trust(a),(c)
CMO Series 2019-4 Class A1
11/25/2059	2.642%	427,396	406,737
CMO Series 2019-INV2 Class A1
07/25/2059	2.913%	223,421	215,886
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-INV3 Class A1
11/25/2059	2.692%	200,522	190,369
CMO Series 2020-1 Class A1
01/25/2060	2.417%	433,506	407,356
CMO Series 2020-2 Class A1
05/25/2060	2.226%	411,350	395,822
CMO Series 2020-5 Class A1
05/25/2065	1.218%	239,975	214,684
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	490,436	475,797
CMO Series 2021-1 Class A1
01/25/2066	0.815%	802,578	660,744
CMO Series 2021-2 Class A1
02/25/2066	1.031%	1,516,350	1,268,707
CMO Series 2021-3 Class A1
06/25/2066	1.046%	1,434,986	1,183,435
CMO Series 2021-4 Class A1
07/25/2066	0.938%	1,746,898	1,354,732
CMO Series 2021-5 Class A1
09/25/2066	1.013%	5,969,033	4,758,290
CMO Series 2021-7 Class A1
10/25/2066	1.829%	2,697,216	2,310,329
CMO Series 2021-8 Class A1
11/25/2066	1.824%	1,914,912	1,629,007
CMO Series 2021-R1 Class A1
10/25/2063	0.820%	699,159	614,875
CMO Series 2021-R3 Class A1
04/25/2064	1.020%	806,509	695,063
Visio Trust(a)
Series 2020-1R Class A1
11/25/2055	1.312%	529,341	480,539
VM Master Issuer LLC(a),(c)
CMO Series 2022-1 Class A1B
05/24/2025	6.174%	7,692,000	7,211,109
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR11 Class A6
10/25/2033	4.232%	171,606	156,847
CMO Series 2003-AR5 Class A7
06/25/2033	3.206%	62,083	57,496
CMO Series 2003-AR6 Class A1
06/25/2033	3.390%	71,192	65,603
CMO Series 2003-AR7 Class A7
08/25/2033	3.819%	115,234	104,923
CMO Series 2004-AR3 Class A2
06/25/2034	3.104%	51,044	46,793

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	59

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2004-S3 Class 1A5
07/25/2034	5.000%	8,759	8,497
Wells Fargo Mortgage-Backed Securities Trust(c)
CMO Series 2004-U Class A1
10/25/2034	4.017%	107,820	100,977
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $229,984,090)			208,312,890

U.S. Government & Agency Obligations 0.7%

Federal Home Loan Mortgage Corp.(k)
12/14/2029	0.000%	3,534,000	2,597,899
Federal National Mortgage Association(k)
11/15/2030	0.000%	10,386,000	7,405,037
Federal National Mortgage Association
01/25/2036	1.900%	4,045,000	2,719,455
Israel Government AID Bond(k)
11/01/2024	0.000%	5,000,000	4,581,524
Israel Government AID Bond
09/18/2033	5.500%	1,000,000	1,067,085
Residual Funding Corp.(k)
STRIPS
04/15/2030	0.000%	3,750,000	2,712,886
Tennessee Valley Authority
04/01/2036	5.880%	4,870,000	5,366,147
09/15/2060	4.625%	835,000	782,602
09/15/2065	4.250%	1,423,000	1,232,497
Tennessee Valley Authority(k)
STRIPS
11/01/2025	0.000%	8,500,000	7,438,368
06/15/2035	0.000%	750,000	402,796
Total U.S. Government & Agency Obligations (Cost $41,161,739)			36,306,296

U.S. Treasury Obligations 22.5%

U.S. Treasury
05/15/2024	2.500%	9,191,000	8,917,065
06/30/2024	3.000%	1,382,000	1,348,692
09/30/2024	4.250%	1,955,000	1,944,843
10/31/2024	4.375%	4,477,000	4,464,059
11/30/2024	4.500%	15,092,000	15,093,179
04/30/2025	2.875%	8,937,000	8,648,642
05/15/2025	2.750%	10,385,000	10,013,412
11/15/2025	4.500%	1,876,000	1,887,872
11/30/2025	0.375%	2,287,000	2,046,508
12/15/2025	4.000%	31,640,000	31,442,250
01/31/2026	0.375%	38,207,000	33,995,275
05/15/2026	1.625%	12,865,000	11,841,830
05/31/2026	0.750%	50,362,000	44,920,544
08/15/2026	1.500%	53,699,000	48,958,385
11/15/2026	2.000%	2,710,000	2,505,056
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/30/2027	0.500%	33,938,200	29,221,321
05/31/2027	2.625%	11,500,000	10,840,547
06/30/2027	3.250%	11,500,000	11,121,758
07/31/2027	2.750%	6,600,000	6,245,250
08/31/2027	3.125%	7,005,000	6,738,482
09/30/2027	4.125%	46,237,500	46,410,891
10/31/2027	4.125%	49,411,000	49,596,291
11/15/2027	2.250%	10,463,000	9,640,674
11/30/2027	3.875%	28,604,000	28,449,807
02/15/2028	2.750%	20,715,000	19,475,337
10/31/2028	1.375%	34,791,000	30,042,572
11/15/2028	5.250%	5,745,000	6,082,519
02/15/2029	5.250%	4,486,000	4,758,314
05/31/2029	2.750%	11,180,000	10,386,045
06/30/2029	3.250%	7,156,000	6,847,398
07/31/2029	2.625%	2,070,000	1,906,664
08/31/2029	3.125%	7,060,000	6,702,588
09/30/2029	3.875%	6,427,500	6,381,302
10/31/2029	4.000%	2,334,000	2,335,094
11/30/2029	3.875%	3,408,000	3,385,103
02/15/2032	1.875%	24,015,000	20,367,722
08/15/2032	2.750%	19,525,000	17,773,852
11/15/2032	4.125%	13,197,000	13,460,940
08/15/2039	4.500%	7,032,000	7,460,513
05/15/2040	1.125%	24,990,000	15,665,606
08/15/2040	1.125%	33,987,000	21,167,528
11/15/2040	1.375%	130,376,000	84,846,256
02/15/2041	1.875%	18,373,000	12,998,898
02/15/2041	4.750%	2,429,000	2,644,953
05/15/2041	2.250%	21,530,000	16,187,869
08/15/2041	1.750%	89,232,000	61,165,747
11/15/2041	3.125%	1,595,000	1,378,678
08/15/2042	2.750%	14,400,000	11,598,750
08/15/2042	3.375%	285,000	254,852
11/15/2042	2.750%	6,935,000	5,568,588
11/15/2042	4.000%	63,000	61,730
02/15/2043	3.125%	2,000,000	1,708,125
11/15/2043	3.750%	3,952,000	3,709,323
02/15/2044	3.625%	9,618,000	8,841,046
05/15/2044	3.375%	5,000,000	4,414,844
02/15/2045	2.500%	11,825,000	8,931,570
08/15/2045	2.875%	13,210,000	10,662,947
11/15/2048	3.375%	4,911,000	4,353,141
11/15/2049	2.375%	19,900,000	14,477,250
02/15/2050	2.000%	2,295,000	1,523,665
08/15/2050	1.375%	12,505,000	6,994,984
11/15/2050	1.625%	7,642,000	4,574,453
02/15/2051	1.875%	22,916,000	14,641,176
05/15/2051	2.375%	17,165,000	12,374,892
08/15/2051	2.000%	40,056,000	26,361,855
11/15/2051	1.875%	2,781,000	1,770,280
02/15/2052	2.250%	35,889,000	25,083,046
05/15/2052	2.875%	4,085,000	3,289,702
08/15/2052	3.000%	6,549,000	5,429,530
11/15/2052	4.000%	17,139,000	17,232,729
U.S. Treasury(m)
12/31/2027	3.750%	15,134,000	15,047,731

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(k)
STRIPS
02/15/2023	0.000%	20,665,000	20,564,864
05/15/2023	0.000%	8,680,000	8,540,306
08/15/2023	0.000%	7,320,000	7,112,409
11/15/2023	0.000%	5,449,000	5,230,614
02/15/2024	0.000%	2,201,000	2,089,660
08/15/2024	0.000%	1,000,000	929,961
11/15/2024	0.000%	4,500,000	4,145,273
02/15/2025	0.000%	1,000,000	912,148
05/15/2025	0.000%	2,500,000	2,259,961
02/15/2026	0.000%	5,500,000	4,829,688
02/15/2032	0.000%	13,100,000	9,080,449
08/15/2032	0.000%	1,500,000	1,016,367
08/15/2033	0.000%	4,000,000	2,592,500
11/15/2033	0.000%	7,400,000	4,743,227
02/15/2034	0.000%	4,400,000	2,787,469
05/15/2034	0.000%	2,400,000	1,504,125
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2034	0.000%	1,850,000	1,133,848
11/15/2040	0.000%	13,935,000	6,529,854
Total U.S. Treasury Obligations (Cost $1,257,134,649)			1,094,623,063

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(n),(o)	70,766,863	70,745,633
Total Money Market Funds (Cost $70,741,213)		70,745,633
Total Investments in Securities (Cost: $5,464,879,932)		4,933,116,883
Other Assets & Liabilities, Net		(75,545,499)
Net Assets		4,857,571,384

At December 31, 2022, securities and/or cash totaling $12,232,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	406	03/2023	USD	50,889,563	—	(429,076)
U.S. Treasury 10-Year Note	1,551	03/2023	USD	174,172,453	—	(2,151,132)
U.S. Treasury 2-Year Note	282	03/2023	USD	57,832,032	59,310	—
U.S. Treasury 5-Year Note	364	03/2023	USD	39,286,406	2,131	—
U.S. Treasury 5-Year Note	164	03/2023	USD	17,700,469	—	(227,068)
U.S. Treasury Ultra Bond	302	03/2023	USD	40,562,375	84,273	—
Total					145,714	(2,807,276)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra 10-Year Note	(227)	03/2023	USD	(26,849,844)	159,133	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 39	Citi	12/20/2027	5.000	Quarterly	USD	68,050,000	(3,558,281)	—	—	—	(3,558,281)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	61

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $1,229,328,819, which represents 25.31% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2022.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $29,813,666, which represents 0.61% of total net assets.
(f)	Valuation based on significant unobservable inputs.
(g)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(i)	Represents a security in default.
(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	Zero coupon bond.
(l)	Represents a security purchased on a forward commitment basis.
(m)	Represents a security purchased on a when-issued basis.
(n)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(o)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	301,950,331	2,080,275,906	(2,311,493,494)	12,890	70,745,633	(54,181)	2,884,958	70,766,863
Abbreviation Legend
AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	474,331,929	23,546,861	497,878,790
Commercial Mortgage-Backed Securities - Agency	—	270,073,233	—	270,073,233
Commercial Mortgage-Backed Securities - Non-Agency	—	286,287,670	6,768,362	293,056,032
Convertible Bonds	—	1,381,381	—	1,381,381
Corporate Bonds & Notes	—	1,353,394,416	—	1,353,394,416
Foreign Government Obligations	—	49,472,061	—	49,472,061
Municipal Bonds	—	9,902,803	—	9,902,803
Residential Mortgage-Backed Securities - Agency	—	1,047,970,285	—	1,047,970,285
Residential Mortgage-Backed Securities - Non-Agency	—	181,068,268	27,244,622	208,312,890
U.S. Government & Agency Obligations	—	36,306,296	—	36,306,296
U.S. Treasury Obligations	—	1,094,623,063	—	1,094,623,063
Money Market Funds	70,745,633	—	—	70,745,633
Total Investments in Securities	70,745,633	4,804,811,405	57,559,845	4,933,116,883
Investments in Derivatives
Asset
Futures Contracts	304,847	—	—	304,847
Liability
Futures Contracts	(2,807,276)	—	—	(2,807,276)
Swap Contracts	—	(3,558,281)	—	(3,558,281)
Total	68,243,204	4,801,253,124	57,559,845	4,927,056,173
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	63

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2022 ($)
Asset-Backed Securities — Non-Agency	21,457,203	—	(842,558)	(945,209)	9,000,000	(5,095,930)	—	(26,645)	23,546,861
Commercial Mortgage-Backed Securities — Non-Agency	7,189,673	—	—	(250,504)	—	(85,575)	—	(85,232)	6,768,362
Corporate Bonds & Notes	6,000,000	—	—	—	—	—	—	(6,000,000)	—
Residential Mortgage-Backed Securities — Non-Agency	61,142,686	(24)	—	(614,165)	2,600,000	(23,208,875)	—	(12,675,000)	27,244,622
Total	95,789,562	(24)	(842,558)	(1,809,878)	11,600,000	(28,390,380)	—	(18,786,877)	57,559,845
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2022 was $(2,871,356), which is comprised of Asset-Backed Securities — Non-Agency of $(2,006,687), Commercial Mortgage-Backed Securities - Non-Agency of $(250,504) and Residential Mortgage-Backed Securities — Non-Agency of $(614,165).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain commercial mortgage backed securities, residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, single market quotations from broker dealers, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,394,138,719)	$4,862,371,250
Affiliated issuers (cost $70,741,213)	70,745,633
Foreign currency (cost $43)	46
Cash collateral held at broker for:
TBA	280,000
Margin deposits on:
Futures contracts	7,771,000
Swap contracts	4,181,000
Receivable for:
Investments sold	19,228,184
Investments sold on a delayed delivery basis	42,334,184
Capital shares sold	192
Dividends	262,687
Interest	28,778,053
Foreign tax reclaims	162,544
Variation margin for futures contracts	14,187
Variation margin for swap contracts	52,463
Prepaid expenses	35,530
Total assets	5,036,216,953
Liabilities
Due to custodian	210,229
Cash collateral due to broker for:
TBA	20,000
Payable for:
Investments purchased	37,657,955
Investments purchased on a delayed delivery basis	136,282,179
Capital shares purchased	3,558,430
Variation margin for futures contracts	521,984
Management services fees	62,255
Distribution and/or service fees	101
Service fees	772
Compensation of board members	242,291
Compensation of chief compliance officer	962
Other expenses	88,411
Total liabilities	178,645,569
Net assets applicable to outstanding capital stock	$4,857,571,384
Represented by
Paid in capital	5,612,424,902
Total distributable earnings (loss)	(754,853,518)
Total - representing net assets applicable to outstanding capital stock	$4,857,571,384
Class 1
Net assets	$4,842,662,750
Shares outstanding	514,579,656
Net asset value per share	$9.41
Class 2
Net assets	$14,908,634
Shares outstanding	1,592,304
Net asset value per share	$9.36
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	65

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$2,884,958
Interest	151,527,832
Interfund lending	2,087
Total income	154,414,877
Expenses:
Management services fees	24,534,331
Distribution and/or service fees
Class 2	38,170
Service fees	9,514
Compensation of board members	75,579
Custodian fees	97,095
Printing and postage fees	11,789
Audit fees	67,000
Legal fees	79,328
Interest on collateral	6,877
Compensation of chief compliance officer	773
Other	75,475
Total expenses	24,995,931
Net investment income	129,418,946
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(300,785,874)
Investments — affiliated issuers	(54,181)
Foreign currency translations	(2,779)
Forward foreign currency exchange contracts	119,201
Futures contracts	(21,210,507)
Swap contracts	212,546
Net realized loss	(321,721,594)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(591,671,754)
Investments — affiliated issuers	12,890
Foreign currency translations	3
Futures contracts	(2,514,742)
Swap contracts	(3,642,473)
Net change in unrealized appreciation (depreciation)	(597,816,076)
Net realized and unrealized loss	(919,537,670)
Net decrease in net assets resulting from operations	$(790,118,724)
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$129,418,946	$87,127,423
Net realized gain (loss)	(321,721,594)	36,194,057
Net change in unrealized appreciation (depreciation)	(597,816,076)	(169,957,325)
Net decrease in net assets resulting from operations	(790,118,724)	(46,635,845)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(127,408,634)	(239,558,439)
Class 2	(335,885)	(616,889)
Total distributions to shareholders	(127,744,519)	(240,175,328)
Increase (decrease) in net assets from capital stock activity	(259,491,981)	1,539,965,680
Total increase (decrease) in net assets	(1,177,355,224)	1,253,154,507
Net assets at beginning of year	6,034,926,608	4,781,772,101
Net assets at end of year	$4,857,571,384	$6,034,926,608

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,981,389	39,796,591	143,744,612	1,647,133,113
Distributions reinvested	12,856,572	127,408,634	21,351,020	239,558,439
Redemptions	(43,208,596)	(427,273,065)	(30,627,763)	(348,170,554)
Net increase (decrease)	(26,370,635)	(260,067,840)	134,467,869	1,538,520,998
Class 2
Subscriptions	296,830	2,949,137	327,529	3,713,472
Distributions reinvested	34,031	335,885	55,178	616,889
Redemptions	(271,421)	(2,709,163)	(255,399)	(2,885,679)
Net increase	59,440	575,859	127,308	1,444,682
Total net increase (decrease)	(26,311,195)	(259,491,981)	134,595,177	1,539,965,680
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	67

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$11.12	0.24	(1.71)	(1.47)	(0.17)	(0.07)	(0.24)
Year Ended 12/31/2021	$11.72	0.18	(0.32)	(0.14)	(0.17)	(0.29)	(0.46)
Year Ended 12/31/2020	$11.15	0.22	0.70	0.92	(0.24)	(0.11)	(0.35)
Year Ended 12/31/2019	$10.52	0.29	0.61	0.90	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.94	0.29	(0.31)	(0.02)	(0.27)	(0.13)	(0.40)
Class 2
Year Ended 12/31/2022	$11.07	0.22	(1.71)	(1.49)	(0.15)	(0.07)	(0.22)
Year Ended 12/31/2021	$11.66	0.15	(0.31)	(0.16)	(0.14)	(0.29)	(0.43)
Year Ended 12/31/2020	$11.10	0.19	0.69	0.88	(0.21)	(0.11)	(0.32)
Year Ended 12/31/2019	$10.47	0.26	0.61	0.87	(0.24)	—	(0.24)
Year Ended 12/31/2018	$10.89	0.26	(0.30)	(0.04)	(0.25)	(0.13)	(0.38)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$9.41	(13.29%)	0.47%(c)	0.47%(c)	2.45%	248%	$4,842,663
Year Ended 12/31/2021	$11.12	(1.24%)	0.47%(c)	0.47%(c)	1.55%	276%	$6,017,964
Year Ended 12/31/2020	$11.72	8.27%	0.48%(c)	0.48%(c)	1.90%	298%	$4,765,378
Year Ended 12/31/2019	$11.15	8.61%	0.48%	0.48%	2.69%	321%	$3,759,623
Year Ended 12/31/2018	$10.52	(0.09%)	0.49%	0.49%	2.75%	309%	$3,535,290
Class 2
Year Ended 12/31/2022	$9.36	(13.60%)	0.72%(c)	0.72%(c)	2.21%	248%	$14,909
Year Ended 12/31/2021	$11.07	(1.41%)	0.72%(c)	0.72%(c)	1.30%	276%	$16,962
Year Ended 12/31/2020	$11.66	7.97%	0.73%(c)	0.73%(c)	1.64%	298%	$16,394
Year Ended 12/31/2019	$11.10	8.39%	0.73%	0.73%	2.43%	321%	$11,721
Year Ended 12/31/2018	$10.47	(0.35%)	0.74%	0.74%	2.50%	309%	$9,303
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	69

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Variable Portfolio – Partners Core Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
70	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	71

Notes to Financial Statements  (continued)
December 31, 2022
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
72	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	73

Notes to Financial Statements  (continued)
December 31, 2022
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	304,847*

74	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,558,281*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,807,276*
Total		6,365,557

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	212,546	212,546
Foreign exchange risk	119,201	—	—	119,201
Interest rate risk	—	(21,210,507)	—	(21,210,507)
Total	119,201	(21,210,507)	212,546	(20,878,760)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(3,642,473)	(3,642,473)
Interest rate risk	(2,514,742)	—	(2,514,742)
Total	(2,514,742)	(3,642,473)	(6,157,215)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	265,134,827*
Futures contracts — short	49,733,023*
Credit default swap contracts — buy protection	43,365,625*
Credit default swap contracts — sell protection	4,005,495**

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	29,983	(19,656)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	75

Notes to Financial Statements  (continued)
December 31, 2022
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
76	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
Citi ($)
Assets
Centrally cleared credit default swap contracts (a)	52,463
Total financial and derivative net assets	52,463
Total collateral received (pledged) (b)	-
Net amount (c)	52,463

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	77

Notes to Financial Statements  (continued)
December 31, 2022
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.46% of the Fund’s average daily net assets.
78	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Allspring Global Investments, LLC and J.P. Morgan Investment Management Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	79

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.54%
Class 2	0.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,886,021	(1,886,021)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
89,121,394	38,623,125	127,744,519	195,554,175	44,621,153	240,175,328
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
80	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
130,704,110	—	(316,468,444)	(568,848,730)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
5,495,904,903	18,721,722	(587,570,452)	(568,848,730)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(208,424,564)	(108,043,880)	(316,468,444)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $13,201,819,059 and $13,586,007,743, respectively, for the year ended December 31, 2022, of which $11,177,858,055 and $11,167,043,539, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	81

Notes to Financial Statements  (continued)
December 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,012,500	1.60	8
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
82	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	83

Notes to Financial Statements  (continued)
December 31, 2022
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
84	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Core Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	85

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
86	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	87

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
88	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	89

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
90	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Approval of Subadvisory Agreement Amendment
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - Partners Core Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	91

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Allspring Global Investments, LLC (Allspring) and J.P. Morgan Investment Management Inc. (collectively, the Subadvisers), the Subadvisers provide portfolio management and related services for the Fund. At their meeting on November 4, 2022, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), approved an amendment to the Subadvisory Agreement between the Investment Manager and Allspring (the Allspring Subadvisory Agreement) for the purpose of reducing the fees payable thereunder by the Investment Manager to Allspring.
The Independent Trustees considered how the amendment to the Allspring Subadvisory Agreement would reduce the subadvisory fee rate paid to Allspring by the Investment Manager under the current Allspring Subadvisory Agreement. The Independent Trustees also considered that the Investment Manager had confirmed that there would not be any change to the nature or quality of the subadvisory services provided as a result of entering into the amendment, and that the Allspring Subadvisory Agreement, as amended, was substantially similar to the current subadvisory agreement in place except for the reduced fee. The Independent Trustees reviewed the performance of the Fund as well as the level of management fees paid by the Fund. The Independent Trustees noted that no management fees were proposed to change and that the level of services provided by the Investment Manager was also not proposed to change. The Independent Trustees also noted that the Contracts Committee, as part of the 2023 15(c) process, would review the continued reasonableness of each Fund’s management fee, including taking into account the reduced subadvisory fee levels.
The Independent Trustees noted the discussion, which is described below, relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and Board meetings in June 2022 (the June Meeting) and, in that connection, the discussion by independent legal counsel of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act and the factors that should be considered in determining whether to approve or renew an investment management agreement. The Independent Trustees considered that they should apply these factors in considering the amendment to the Allspring Subadvisory Agreement. The Independent Trustees also considered that they should take into account the variety of written materials and oral presentations they received at their meetings in November 2022 as well as all of the information previously considered at the June Meeting regarding the proposed 15(c) renewal of the existing Funds’ advisory and subadvisory agreements.
After considering the factors described above relating to the amendment of the Allspring Subadvisory Agreement, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the fund’s current Allspring Subadvisory Agreement in June 2022, the Board, including all of the Independent Trustees, approved the proposed amendment to the Allspring Subadvisory Agreement.
General conclusions in connection with the Trustees’ previous approval of the continuance of the fund’s existing advisory agreements
On an annual basis, the Board, including the Independent Trustees, considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting, considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related
92	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage,
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	93

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadvisers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
94	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide comparable subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the
Variable Portfolio – Partners Core Bond Fund | Annual Report 2022	95

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
96	Variable Portfolio – Partners Core Bond Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – Partners Core Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7052_12_B01_(02/23)

Annual Report
December 31, 2022
Variable Portfolio – Partners International Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners International Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners International Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Pzena Investment Management, LLC
John Goetz
Caroline Cai, CFA
Allison Fisch
Rakesh Bordia*
*Effective January 1, 2023, Mr. Bordia was added as Co-Portfolio Manager of the Fund.
Thompson, Siegel & Walmsley LLC
Brandon Harrell, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-11.46	-2.22	2.25
Class 2	05/07/10	-11.75	-2.48	1.99
MSCI EAFE Value Index (Net)		-5.58	0.17	3.51
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Value Index (Net) captures large- and mid-cap securities exhibiting overall value style characteristics across 21 of 23 developed market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
4	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	2.8
Consumer Discretionary	12.9
Consumer Staples	10.3
Energy	5.0
Financials	22.5
Health Care	9.5
Industrials	17.7
Information Technology	8.6
Materials	7.9
Real Estate	0.4
Utilities	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2022)
Australia	1.9
Belgium	1.8
Brazil	1.2
Canada	0.7
China	2.4
Denmark	0.6
Finland	2.0
France	13.2
Germany	11.9
Hong Kong	2.1
Ireland	1.8
Isle of Man	0.2
Israel	0.5
Italy	1.2
Japan	16.8
Netherlands	7.3
Norway	0.9
Singapore	1.1
South Korea	1.9
Spain	0.8
Sweden	1.2
Switzerland	8.4
Taiwan	1.2
United Kingdom	18.5
United States(a)	0.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Variable Portfolio – Partners International Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 97.88% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
During the annual period ended December 31, 2022, the Fund was managed by two subadvisers and each invested a portion of the Fund’s assets. As of December 31, 2022, Pzena Investment Management, LLC (Pzena) managed approximately 50.47% and Thompson, Siegel & Walmsley LLC (TSW) managed approximately 49.53% of the Fund’s assets.
For the 12-month period that ended December 31, 2022, Class 2 shares of Variable Portfolio – Partners International Value Fund returned -11.75%. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned -5.58% for the same time period.
Market overview
Global equity markets started weakening in the first quarter of 2022, as Russia’s invasion of Ukraine, combined with rising interest rates, drove down sentiment, especially in Europe and emerging markets. Equities declined more sharply in the second quarter, battered by high inflation, tightening monetary policies and ever-rising recession fears. The declines were broad-based, with all developed markets registering meaningful drops in valuations, but value-oriented stocks outperformed growth stocks in the face of higher global interest rates. Uncertainty continued to dominate the market narrative in the third quarter, with equities in emerging and international developed markets alike selling off on a deterioration in macro sentiment. Persistent inflation within the eurozone, driven by surging energy prices, dented consumer confidence and raised anticipation of further rate hikes by the European Central Bank. Global markets rallied in the fourth quarter due to a number of factors, including the moderation of various inflation indicators, a warmer start to the winter in Europe, the Bank of Japan’s policy adjustment reversing decades of negative interest rates, and China ending its strict zero-COVID policy. Amid this backdrop, value stocks outperformed considerably, but still closed in negative territory for the year, along with the broad market.
The Fund’s notable detractors during the period
Pzena
•	The three largest relative sector detractors in our portion of the Fund were materials, health care and consumer staples, as all three sectors posted absolute losses, driven by stock selection. The Fund was underweight the materials and health care sectors, and slightly overweight consumer staples.
○	The health care sector, though down for the year, was one of the better performers within the benchmark due to investors’ desire for exposure to defensive stocks amid the uncertainty in the market during 2022.
○	Our exposure to cyclical materials names was a source of relative weakness as investors considered the impact of a potential economic slowdown on the near-term earnings of chemical and commodities producers.
○	Among consumer staples, our overweight to British names led to underperformance given the poor macroeconomic backdrop in the nation.
•	The top three absolute detractors were German dialysis products and services provider Fresenius Medical Care AG & Co., British builder merchant Travis Perkins PLC and Finnish telecom equipment company Nokia OYJ.
○	Labor shortages and inflation pressured the profitability of Fresenius Medical Care’s dialysis centers, prompting management to issue a major cut to their fiscal year 2022 guidance. We added to the position on recent weakness.
○	Shares of Travis Perkins fell due to margin erosion, particularly in its Toolstation unit, precipitated by rising costs in conjunction with softening volumes.
6	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Nokia fell during the year as supply chain constraints, namely the semiconductor shortage, impacted the company’s top-line. Nevertheless, Nokia continues to gain share as 5G deployment broadens from developed markets to emerging markets.
•	The three countries to detract most from relative performance were United Kingdom, France and Germany.
TSW
•	Information technology, the benchmark’s worst performing sector, weighed most on relative return in our portion of the Fund, primarily due to an overweight exposure. Negative selection impacts from semiconductor related holdings such as Samsung Electronics and ASML Holdings also served as detractors.
•	The energy sector, the benchmark’s best performing sector, detracted from relative return due to our portion of the Fund’s underweight to the sector. Ultimately, the allocation effect was driven by stock selection, as we found more compelling opportunities outside of the energy sector. More broadly, energy stocks performed well during the year due to a more favorable supply and demand environment.
•	The health care sector also detracted from relative return due to stock selection in our portion of the Fund.
•	The top three individual detractors in our portion of the Fund were Sony Group Corp., Rakuten Group, Inc. and BHP Group Ltd.
○	Shares of Japanese conglomerate Sony detracted most after reporting mixed results over the course of the year. The company’s gaming segment faced higher costs following the Bungie studio acquisition, as well as the continued supply shortage of PS5 consoles.
○	Japanese e-commerce giant Rakuten experienced losses from its mobile network business, which overshadowed otherwise satisfactory results. Rakuten continues to invest heavily in the rollout of its mobile telecommunications offering and expects the segment to be lossmaking in the short term. We believe the company’s dominant e-commerce ecosystem is being overlooked by the market.
○	Shares of BHP Group, an Australian mining company, appreciated alongside commodity prices over the year. Our underweight position cost the portfolio relative return.
•	The three countries to detract most from relative performance were the United Kingdom, Japan and Australia.
The Fund’s notable contributors during the period
Pzena
•	Financials, communication services and consumer discretionary were the top three contributing sectors on a relative basis in 2022. Our portion of the Fund was underweight the financials and communication services sectors but stock selection in both sectors was a source of relative strength.
○	Our financials exposure delivered a positive return for the period, in contrast to the benchmark.
○	Although communication services posted a negative return in 2022, favorable stock selection was a source of relative outperformance.
○	Our portion of the Fund was overweight the underperforming consumer discretionary sector, but strong stock selection in the sector provided some offset.
•	The top three contributors to absolute performance were UK-domiciled oil servicer TechnipFMC PLC, Dutch global staffer Randstad NV and Chinese online travel agency Trip.com Group Ltd.
○	TechnipFMC reported impressive earnings and order flow for the second and third quarters of 2022, as the company benefited from rising spending from customers in the oil and gas industries.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Global staffer Randstad reported strong earnings in the fourth quarter of 2022, despite concerns over labor market weakness. We initiated the position in Randstad on the back of weakness during the summer of 2022, given the overly pessimistic outlook that was impacting valuations of many European companies amid the geopolitical turmoil on the continent.
○	Shares of Chinese online travel agency Trip.com rose during the period as the Chinese government relaxed COVID-19 restrictions and Chinese reopening optimism surged in the fourth quarter. We initiated the position in Trip.com during 2022, as shares were trading at an attractive valuation driven by uncertainty surrounding China’s COVID policy.
•	The United States, Japan and Netherlands were the largest relative contributors.
TSW
•	The real estate sector, one of the benchmark’s worst performing sectors, contributed most to relative return in our portion of the Fund due to a combination of stock selection and an underweight allocation.
•	Allocation and stock selection drove outperformance in the utilities sector. While our underweight exposure to this lagging sector proved additive, stock selection impacts were also favorable.
•	Underweight exposure to the communication services sector proved additive.
•	The top three individual contributors in our portion of the Fund were AIB Group PLC, Dassault Aviation SA and Santos Ltd.
○	Irish financial services company AIB Group was the top absolute and relative performer in our portion of the Fund, benefiting from a relatively strong local economy and rising interest rate environment. AIB nearly doubled consensus profit-before-tax expectations in the first half of the year due to an improved net interest margin and a €300 million credit write-back.
○	French aerospace company Dassault Aviation SA was another top performer in our portion of the Fund after announcing a large military jet order from the Indonesian government. Shares of the company were further boosted following Russia’s invasion of Ukraine as investors anticipated a rise in European defense spending.
○	Australian energy company Santos has been a beneficiary of this year’s rise in global energy prices and announced additional share buyback plans during the year.
•	From a country perspective, Italy, Israel and Sweden were the largest relative contributors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,063.10	1,020.86	4.34	4.26	0.84
Class 2	1,000.00	1,000.00	1,062.20	1,019.60	5.63	5.52	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	9

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Australia 1.9%
BHP Group Ltd.	73,300	2,270,610
BHP Group Ltd., ADR	37,500	2,326,875
Macquarie Group Ltd.	64,100	7,236,149
Santos Ltd.	1,654,500	8,137,152
Westpac Banking Corp.	168,100	2,661,276
Woodside Energy Group Ltd.	130,644	3,163,964
Total		25,796,026
Belgium 1.7%
Anheuser-Busch InBev SA/NV	203,800	12,275,071
Groupe Bruxelles Lambert NV	50,700	4,051,829
KBC Group NV	107,100	6,895,669
Total		23,222,569
Brazil 1.1%
Ambev SA	5,545,100	15,249,747
Canada 0.7%
Magna International, Inc.	97,200	5,460,142
TFI International, Inc.	41,900	4,196,498
Total		9,656,640
China 2.4%
Alibaba Group Holding Ltd.(a)	1,527,900	16,765,515
Trip.com Group Ltd., ADR(a)	448,586	15,431,358
Total		32,196,873
Denmark 0.6%
Danske Bank A/S	398,779	7,865,163
Finland 2.0%
Nokia OYJ	5,646,483	26,231,875
France 13.2%
Accor SA(a)	547,563	13,660,373
Amundi SA	313,633	17,785,800
Bouygues SA	191,190	5,734,126
Capgemini SE	51,200	8,559,421
Cie de Saint-Gobain	69,700	3,409,783
Cie Generale des Etablissements Michelin SCA	717,353	19,983,520
Dassault Aviation SA	19,220	3,259,580
Engie SA	571,300	8,173,069
Common Stocks (continued)
Issuer	Shares	Value ($)
Publicis Groupe SA	173,135	11,060,266
Rexel SA(a)	1,248,194	24,687,392
Sanofi	296,384	28,579,297
Societe Generale SA	184,000	4,615,394
Sodexo SA	33,904	3,243,882
TotalEnergies SE	162,700	10,213,200
Ubisoft Entertainment SA(a)	76,700	2,166,840
Veolia Environnement SA	399,640	10,268,524
Total		175,400,467
Germany 11.2%
Allianz SE, Registered Shares	40,300	8,606,380
BASF SE	423,431	20,849,166
Bayer AG, Registered Shares	103,395	5,321,751
Covestro AG	524,334	20,425,983
Daimler Truck Holding AG(a)	580,774	17,853,997
Deutsche Boerse AG	34,700	5,975,000
Deutsche Post AG	211,711	7,923,638
Fresenius Medical Care AG & Co. KGaA	324,649	10,603,864
HeidelbergCement AG	130,500	7,394,792
Infineon Technologies AG	229,300	6,968,869
SAP SE	107,900	11,139,676
Siemens AG, Registered Shares	135,173	18,633,777
Siemens Energy AG	254,450	4,777,593
Talanx AG	63,400	2,988,791
Total		149,463,277
Hong Kong 2.1%
CK Asset Holdings Ltd.	780,500	4,786,942
CK Hutchison Holdings Ltd.	1,628,300	9,754,904
Galaxy Entertainment Group Ltd.	2,031,000	13,353,127
Total		27,894,973
Ireland 1.7%
AIB Group PLC	1,835,700	7,046,167
Bank of Ireland Group PLC	790,669	7,534,538
Ryanair Holdings PLC, ADR(a)	7,900	590,604
Smurfit Kappa Group PLC	217,100	8,045,803
Total		23,217,112
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Isle of Man 0.2%
Entain PLC	170,400	2,713,632
Israel 0.5%
Check Point Software Technologies Ltd.(a)	53,400	6,736,944
Italy 1.2%
Enel SpA	2,505,038	13,472,456
Prysmian SpA	76,900	2,857,260
Total		16,329,716
Japan 16.7%
Astellas Pharma, Inc.	481,200	7,316,951
Bridgestone Corp.	47,400	1,678,295
Denka Co., Ltd.	118,300	2,703,496
FANUC Corp.	32,600	4,878,479
Fujitsu Ltd.	46,200	6,159,275
Fukuoka Financial Group, Inc.	314,000	7,133,404
Hitachi Ltd.	172,400	8,674,527
Honda Motor Co., Ltd.	122,000	2,782,699
Iida Group Holdings Co., Ltd.	219,400	3,331,161
Isuzu Motors Ltd.	773,700	8,969,411
Kirin Holdings Co., Ltd.	330,600	5,038,820
Komatsu Ltd.	894,900	19,342,482
Kyocera Corp.	131,600	6,532,188
Mitsui & Co., Ltd.	140,100	4,080,514
MS&AD Insurance Group Holdings, Inc.	127,100	4,063,365
Nintendo Co., Ltd.	188,000	7,904,757
Olympus Corp.	178,800	3,153,601
ORIX Corp.	529,300	8,472,322
Rakuten Group, Inc.	899,300	4,053,210
Resona Holdings, Inc.	2,332,850	12,812,987
SBI Holdings, Inc.	308,900	5,885,401
Sega Sammy Holdings, Inc.	181,400	2,739,043
Seven & I Holdings Co., Ltd.	269,900	11,566,935
Sony Group Corp.	155,200	11,829,596
Square Enix Holdings Co., Ltd.	62,500	2,901,591
Subaru Corp.	777,000	11,763,841
Sumitomo Mitsui Financial Group, Inc.	304,800	12,262,847
T&D Holdings, Inc.	268,300	3,840,646
Takeda Pharmaceutical Co., Ltd.	322,600	10,080,184
Common Stocks (continued)
Issuer	Shares	Value ($)
Toray Industries, Inc.	1,176,400	6,542,396
Toshiba Corp.	157,900	5,486,916
Toyota Industries Corp.	152,600	8,290,101
Total		222,271,441
Netherlands 7.2%
AerCap Holdings NV(a)	146,700	8,555,544
ArcelorMittal SA	730,681	19,276,940
ASML Holding NV	14,200	7,742,580
CNH Industrial NV	418,300	6,710,369
EXOR NV(a)	32,900	2,408,752
Heineken Holding NV	104,220	8,048,957
ING Groep NV	1,333,979	16,249,419
Koninklijke Philips NV	117,035	1,761,052
NXP Semiconductors NV	29,800	4,709,294
Randstad NV	343,074	20,962,651
Total		96,425,558
Norway 0.9%
Aker BP ASA	157,304	4,889,462
DNB Bank ASA	344,100	6,796,018
Mowi ASA	5,900	100,538
Total		11,786,018
Singapore 1.1%
DBS Group Holdings Ltd.	576,500	14,592,140
South Korea 1.9%
Samsung Electronics Co., Ltd.	314,143	13,788,755
Shinhan Financial Group Co., Ltd.	399,670	11,126,609
Shinhan Financial Group Co., Ltd., ADR	15,057	420,542
Total		25,335,906
Spain 0.8%
CaixaBank SA	2,801,976	10,985,968
Sweden 1.2%
Essity AB, Class B	267,000	6,991,979
Husqvarna AB, Class B	153,200	1,075,989
Investor AB, Class B	135,900	2,459,920
Skandinaviska Enskilda Banken AB, Class A	118,600	1,365,427
Volvo AB, B Shares	224,300	4,051,665
Total		15,944,980

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 8.4%
ABB Ltd.	273,000	8,320,362
Alcon, Inc.	27,200	1,866,436
Cie Financiere Richemont SA, Class A, Registered Shares	60,000	7,779,598
Credit Suisse Group AG, Registered Shares	921,300	2,750,494
Julius Baer Group Ltd.	140,798	8,194,601
Nestlé SA, Registered Shares	122,200	14,115,253
Novartis AG, Registered Shares	178,229	16,129,271
Roche Holding AG, Genusschein Shares	89,250	28,045,702
UBS AG	1,326,954	24,663,067
Total		111,864,784
Taiwan 1.2%
Hon Hai Precision Industry Co., Ltd.	4,752,000	15,402,335
United Kingdom 18.4%
Ashtead Group PLC	126,800	7,202,848
Aviva PLC	1,526,900	8,099,663
Barclays Bank PLC	3,059,458	5,821,574
Barratt Developments PLC	441,600	2,109,213
BP PLC	1,523,800	8,792,236
Bunzl PLC	154,900	5,153,548
Burberry Group PLC	84,100	2,044,653
DCC PLC	106,094	5,216,848
Glencore PLC	985,600	6,572,618
GSK PLC	386,100	6,673,057
HSBC Holdings PLC	1,893,281	11,733,682
HSBC Holdings PLC, ADR	78,996	2,461,515
Imperial Brands PLC	56,000	1,395,024
Inchcape PLC	308,600	3,046,896
Informa PLC	699,100	5,215,120
J. Sainsbury PLC	5,488,492	14,395,317
John Wood Group PLC(a)	4,398,515	7,128,286
Kingfisher PLC	1,829,700	5,198,591
Legal & General Group PLC	1,383,200	4,147,019
Common Stocks (continued)
Issuer	Shares	Value ($)
Liberty Global PLC, Class C(a)	256,100	4,976,023
Linde PLC	22,600	7,371,668
Lloyds Banking Group PLC	14,735,100	8,041,150
Melrose Industries PLC	2,273,330	3,662,573
NatWest Group PLC	2,263,723	7,219,532
NatWest Group PLC, ADR	122,191	789,354
Persimmon PLC	212,500	3,115,808
Reckitt Benckiser Group PLC	216,978	15,040,127
Shell PLC, ADR	359,653	20,482,238
Smith & Nephew PLC	475,300	6,347,550
Standard Chartered PLC	1,325,719	9,887,901
TechnipFMC PLC(a)	293,950	3,583,251
Tesco PLC	7,642,386	20,595,231
Travis Perkins PLC	835,926	8,937,042
Unilever PLC	214,700	10,839,740
Vodafone Group PLC	2,205,129	2,233,174
Total		245,530,070
Total Common Stocks (Cost $1,432,431,746)		1,312,114,214

Preferred Stocks 0.7%
Issuer	Shares	Value ($)
Germany 0.7%
Volkswagen AG	72,219	8,958,745
Total Preferred Stocks (Cost $18,421,613)		8,958,745

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	5,065,939	5,064,419
Total Money Market Funds (Cost $5,064,397)		5,064,419
Total Investments in Securities (Cost $1,455,917,756)		1,326,137,378
Other Assets & Liabilities, Net		8,415,282
Net Assets		$1,334,552,660

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	24,605,917	177,576,107	(197,119,280)	1,675	5,064,419	(1,909)	249,914	5,065,939
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	2,326,875	23,469,151	—	25,796,026
Belgium	—	23,222,569	—	23,222,569
Brazil	15,249,747	—	—	15,249,747
Canada	9,656,640	—	—	9,656,640
China	15,431,358	16,765,515	—	32,196,873
Denmark	—	7,865,163	—	7,865,163
Finland	—	26,231,875	—	26,231,875
France	—	175,400,467	—	175,400,467
Germany	—	149,463,277	—	149,463,277
Hong Kong	—	27,894,973	—	27,894,973
Ireland	590,604	22,626,508	—	23,217,112
Isle of Man	—	2,713,632	—	2,713,632
Israel	6,736,944	—	—	6,736,944
Italy	—	16,329,716	—	16,329,716
Japan	—	222,271,441	—	222,271,441
Netherlands	13,264,838	83,160,720	—	96,425,558
Norway	—	11,786,018	—	11,786,018
Singapore	—	14,592,140	—	14,592,140
South Korea	420,542	24,915,364	—	25,335,906
Spain	—	10,985,968	—	10,985,968
Sweden	—	15,944,980	—	15,944,980
Switzerland	—	111,864,784	—	111,864,784
Taiwan	—	15,402,335	—	15,402,335
United Kingdom	39,664,049	205,866,021	—	245,530,070
Total Common Stocks	103,341,597	1,208,772,617	—	1,312,114,214
Preferred Stocks
Germany	—	8,958,745	—	8,958,745
Total Preferred Stocks	—	8,958,745	—	8,958,745
Money Market Funds	5,064,419	—	—	5,064,419
Total Investments in Securities	108,406,016	1,217,731,362	—	1,326,137,378
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,450,853,359)	$1,321,072,959
Affiliated issuers (cost $5,064,397)	5,064,419
Foreign currency (cost $1,765,957)	1,790,999
Receivable for:
Investments sold	1,483,558
Capital shares sold	2,330
Dividends	1,908,883
Foreign tax reclaims	5,773,998
Expense reimbursement due from Investment Manager	382
Prepaid expenses	13,095
Total assets	1,337,110,623
Liabilities
Payable for:
Investments purchased	318,415
Capital shares purchased	2,026,149
Management services fees	30,502
Distribution and/or service fees	184
Service fees	1,388
Compensation of board members	121,201
Compensation of chief compliance officer	234
Other expenses	59,890
Total liabilities	2,557,963
Net assets applicable to outstanding capital stock	$1,334,552,660
Represented by
Paid in capital	1,493,747,101
Total distributable earnings (loss)	(159,194,441)
Total - representing net assets applicable to outstanding capital stock	$1,334,552,660
Class 1
Net assets	$1,307,922,488
Shares outstanding	149,322,400
Net asset value per share	$8.76
Class 2
Net assets	$26,630,172
Shares outstanding	3,056,244
Net asset value per share	$8.71
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	15

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$56,100,982
Dividends — affiliated issuers	249,914
European Union tax reclaim	729,346
Foreign taxes withheld	(6,267,399)
Total income	50,812,843
Expenses:
Management services fees	11,195,455
Distribution and/or service fees
Class 2	65,693
Service fees	16,513
Compensation of board members	25,584
Custodian fees	194,130
Printing and postage fees	8,646
Audit fees	52,884
Legal fees	29,039
Compensation of chief compliance officer	182
Other	42,837
Total expenses	11,630,963
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(154,300)
Total net expenses	11,476,663
Net investment income	39,336,180
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(28,256,003)
Investments — affiliated issuers	(1,909)
Foreign currency translations	(695,861)
Net realized loss	(28,953,773)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(187,179,309)
Investments — affiliated issuers	1,675
Foreign currency translations	(187,041)
Net change in unrealized appreciation (depreciation)	(187,364,675)
Net realized and unrealized loss	(216,318,448)
Net decrease in net assets resulting from operations	$(176,982,268)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$39,336,180	$26,725,642
Net realized gain (loss)	(28,953,773)	105,917,445
Net change in unrealized appreciation (depreciation)	(187,364,675)	(27,873,646)
Net increase (decrease) in net assets resulting from operations	(176,982,268)	104,769,441
Distributions to shareholders
Net investment income and net realized gains
Class 1	(32,784,196)	(27,325,440)
Class 2	(567,247)	(485,576)
Total distributions to shareholders	(33,351,443)	(27,811,016)
Increase (decrease) in net assets from capital stock activity	(15,248,669)	340,649,920
Total increase (decrease) in net assets	(225,582,380)	417,608,345
Net assets at beginning of year	1,560,135,040	1,142,526,695
Net assets at end of year	$1,334,552,660	$1,560,135,040

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	994,398	8,557,367	60,886,063	621,648,130
Distributions reinvested	3,422,150	32,784,196	2,769,397	27,325,440
Redemptions	(6,497,245)	(59,175,715)	(33,410,457)	(313,506,452)
Net increase (decrease)	(2,080,697)	(17,834,152)	30,245,003	335,467,118
Class 2
Subscriptions	487,207	4,330,877	648,347	6,527,468
Distributions reinvested	59,397	567,247	49,365	485,576
Redemptions	(271,046)	(2,312,641)	(184,329)	(1,830,242)
Net increase	275,558	2,585,483	513,383	5,182,802
Total net increase (decrease)	(1,805,139)	(15,248,669)	30,758,386	340,649,920
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$10.12	0.25(c)	(1.39)	(1.14)	(0.22)	—	(0.22)
Year Ended 12/31/2021	$9.26	0.20	0.89	1.09	(0.23)	—	(0.23)
Year Ended 12/31/2020	$9.71	0.14	(0.53)	(0.39)	(0.06)	—	(0.06)
Year Ended 12/31/2019	$9.17	0.30	0.91	1.21	(0.38)	(0.29)	(0.67)
Year Ended 12/31/2018	$11.47	0.29	(2.23)	(1.94)	(0.31)	(0.05)	(0.36)
Class 2
Year Ended 12/31/2022	$10.07	0.23(c)	(1.40)	(1.17)	(0.19)	—	(0.19)
Year Ended 12/31/2021	$9.21	0.18	0.89	1.07	(0.21)	—	(0.21)
Year Ended 12/31/2020	$9.69	0.12	(0.54)	(0.42)	(0.06)	—	(0.06)
Year Ended 12/31/2019	$9.15	0.28	0.90	1.18	(0.35)	(0.29)	(0.64)
Year Ended 12/31/2018	$11.44	0.26	(2.22)	(1.96)	(0.28)	(0.05)	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.01 per share.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$8.76	(11.46%)	0.85%	0.84%	2.90%	21%	$1,307,922
Year Ended 12/31/2021	$10.12	11.80%	0.86%	0.84%	1.95%	73%	$1,532,143
Year Ended 12/31/2020	$9.26	(3.82%)	0.88%(d)	0.85%(d)	1.72%	77%	$1,121,635
Year Ended 12/31/2019	$9.71	13.53%	0.88%(d)	0.88%(d)	3.17%	22%	$1,028,139
Year Ended 12/31/2018	$9.17	(17.30%)	0.83%	0.83%	2.70%	16%	$821,718
Class 2
Year Ended 12/31/2022	$8.71	(11.75%)	1.10%	1.09%	2.65%	21%	$26,630
Year Ended 12/31/2021	$10.07	11.64%	1.11%	1.09%	1.80%	73%	$27,992
Year Ended 12/31/2020	$9.21	(4.14%)	1.13%(d)	1.10%(d)	1.54%	77%	$20,892
Year Ended 12/31/2019	$9.69	13.20%	1.13%(d)	1.13%(d)	2.93%	22%	$23,667
Year Ended 12/31/2018	$9.15	(17.48%)	1.09%	1.09%	2.41%	16%	$19,537
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	19

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Variable Portfolio – Partners International Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that
22	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.82% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.84%
Class 2	1.09
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
823,576	(1,552,922)	729,346
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
24	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
33,351,443	—	33,351,443	27,811,016	—	27,811,016
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
30,022,757	—	(47,487,236)	(141,388,854)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,467,526,233	71,103,856	(212,492,710)	(141,388,854)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(47,487,236)	(47,487,236)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $283,485,779 and $277,072,852, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the
26	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
28	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners International Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Variable Portfolio – Partners International Value Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$6,251,271	$0.04	$56,100,976	$0.37
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
The Fund (or fund in which the Fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Taxes & Distributions page of columbiathreadneedleus.com/investor/, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2023.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Variable Portfolio – Partners International Value Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
32	Variable Portfolio – Partners International Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Variable Portfolio – Partners International Value Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Variable Portfolio – Partners International Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
36	Variable Portfolio – Partners International Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Approval of Subadvisory Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the investment manager to Variable Portfolio – Partners International Value Fund (the Fund). On November 4, 2022, the Fund’s Board of Trustees (the Board), including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940 (the Independent Trustees), upon the recommendation of the Investment Manager, unanimously approved a proposed Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Thompson, Siegel & Walmsley LLC (TSW), with respect to the Fund, that would take effect upon consummation of the acquisition of TSW by Perpetual Limited (the Transaction).
At meetings held in June 2022, October 2022 and November 2022, independent legal counsel to the Independent Trustees reviewed with the Board the legal standards for consideration by directors/trustees of advisory and subadvisory agreements and referred to the various written materials and oral presentations received by the Board, its Contracts, Compliance and Investment Review Committees and its Investment Review Committee subcommittees in connection with the Board’s evaluation of TSW’s proposed services.
The Trustees held discussions with the Investment Manager and reviewed and considered various written materials and oral presentations in connection with the evaluation of TSW’s proposed services, including reports from management with respect to the fees and terms of the proposed Subadvisory Agreement and TSW’s investment strategy/style and performance and from the Compliance Committee, with respect to TSW’s code of ethics and compliance program. In considering the Subadvisory Agreement, the Board reviewed, among other things:
•	Terms of the Subadvisory Agreement;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Information regarding the Transaction and the experience and resources of TSW;
Variable Portfolio – Partners International Value Fund | Annual Report 2022	37

Approval of Subadvisory Agreement  (continued)
(Unaudited)
•	Information regarding the capabilities of TSW’s compliance program; and
•	The profitability of the Investment Manager and its affiliates from their relationships with the Fund.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement on November 4, 2022.
Nature, Extent and Quality of Services
The Board considered its analysis of the reports and presentations it received. The Board considered that no material portfolio management team, investment process or compliance-related changes were expected to occur as a result of the Transaction. The Board also considered TSW’s confirmation that there would not be any change to the nature or quality of the services provided as a result of the Transaction. The Board observed the Fund’s Chief Compliance Officer had reviewed TSW’s compliance program and determined that it is reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also took into account the Investment Manager’s view that the Transaction would not adversely impact TSW’s ability to provide services to the Fund.
The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement. Independent legal counsel noted that the proposed Subadvisory Agreement was substantially similar in scope and form to the current subadvisory agreement.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund supported the approval of the Subadvisory Agreement.
Investment Performance of TSW
The Board observed TSW’s relevant performance results versus the Fund’s benchmark and versus peers over various periods.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of TSW, in light of other considerations, supported the approval of the Subadvisory Agreement.
Comparative Fees, Costs of Services Provided and Profitability
The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to TSW would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Board observed that the proposed subadvisory fees for TSW, which were not proposed to change as a result of the Transaction, were within a reasonable range of subadvisory fees paid by the Investment Manager to the subadvisers of other Funds with similar strategies. The Trustees observed that management fees, which were not proposed to change, remained within the range of other peers and that the Fund’s expense ratio also remained within the range of other peers.
Additionally, the Board considered that no change was expected in the total profitability of the Investment Manager and its affiliates in connection with the hiring of TSW. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to TSW thereunder, the Board did not consider the profitability to TSW from its relationship with the Fund.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the proposed level of subadvisory fees, anticipated costs of services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.
Economies of Scale
The Board also considered the economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered, in this regard, that no change in profitability to the Investment Manager from its management agreement with the Fund was expected as a result of the proposed Subadvisory Agreement. The Board also observed that fees to be paid under the
38	Variable Portfolio – Partners International Value Fund | Annual Report 2022

Approval of Subadvisory Agreement  (continued)
(Unaudited)
Subadvisory Agreement would not impact fees paid by the Fund because subadvisory fees are paid by the Investment Manager and not the Fund. The Board observed that the Fund’s management agreement with the Investment Manager continues to provide for sharing of economies of scale as management fees decline as assets increase at pre-established breakpoints.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On November 4, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Subadvisory Agreement appeared fair and reasonable in light of the services proposed to be provided and, taking into account the factors described above, approved the Subadvisory Agreement.
Variable Portfolio – Partners International Value Fund | Annual Report 2022	39

Variable Portfolio – Partners International Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7056_12_B01_(02/23)

Annual Report
December 31, 2022
Variable Portfolio – Partners International Core Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners International Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners International Core Equity Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Schroder Investment Management North America Inc. (subadviser)
Schroder Investment Management North America Limited (sub-subadviser)
James Gautrey, CFA
Simon Webber, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-19.51	0.14	3.03
Class 2	05/07/10	-19.64	-0.09	2.79
MSCI EAFE Index (Net)		-14.45	1.54	4.67
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	1.7
Consumer Discretionary	15.0
Consumer Staples	12.9
Energy	4.8
Financials	16.0
Health Care	12.1
Industrials	18.8
Information Technology	13.7
Materials	1.2
Utilities	3.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2022)
Argentina	1.9
Austria	1.8
Canada	3.5
Denmark	2.4
France	7.9
Germany	11.4
Hong Kong	3.3
India	2.0
Italy	2.1
Japan	14.6
Netherlands	5.6
Norway	1.8
South Korea	2.0
Spain	2.2
Sweden	2.4
Switzerland	12.3
Taiwan	1.4
United Kingdom	16.8
United States(a)	4.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 98.90% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Variable Portfolio – Partners International Core Equity Fund returned -19.64%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -14.45% over the same time period.
Market overview
International equities saw steep declines in 2022. Despite relatively resilient earnings through much of the year, inflation, tightening monetary conditions and geopolitical tensions drove increased volatility across equity, bond and currency markets. Russia’s invasion of Ukraine in late February 2022 caused a global shock, with equities declining and commodity prices soaring, given supply disruptions in oil, gas, wheat and other impacted commodities. This contributed to a further surge in inflation as well as supply chain disruption. The era of loose monetary policy across many developed markets came to an end as central banks moved to raise rates and halt asset purchase programs to address the higher-than-expected inflationary pressures. This dynamic kept share prices under pressure through spring and summer of 2022, as investors moved to price in interest-rate rises and an increased risk of recession. Value stocks significantly outperformed growth stocks as the higher discount rate environment negatively impacted the valuation multiples of longer dated growth stocks.
The Fund’s notable detractors during the period
•	The Fund’s underperformance of its benchmark during the period was driven by a combination of style factors, stock selection and sector allocation effects.
•	Stock selection within the consumer staples, industrials and health care sectors was the primary detractor.
•	The Fund was also negatively impacted by underweight to materials, as well as overweights in the consumer discretionary and information technology sectors, which were the two weakest performing sectors in the benchmark.
•	Our factor attribution indicates that nearly half of the underperformance was attributable to negative style factors as value dominated.
•	In terms of regions, our holdings in Continental Europe, Japan, and Pacific ex-Japan detracted.
•	Among holdings, Zalando, Recruit Holdings and Hong Kong Exchange were leading detractors from Fund performance.
○	German retailer Zalando, which operates in 23 markets across Europe, enjoyed a significant boost to its profits during the pandemic caused by COVID-19. However, the company faced a challenging start to 2022 due to ongoing supply chain issues and strong competition. Ultimately Zalando mismanaged its inventory, which led the company to report weaker than expected earnings and notably underperform in the first half of the year. The Fund sold its position in Zalando due to concerns that the management team was overly optimistic on the strength of the company’s balance sheet in the current environment.
○	Global recruitment and human resources technology company Recruit Holdings detracted from performance over the period on investor fears that the Ukraine/Russia crisis and rising interest rates could derail activity, weakening the jobs market. In spite of this, the Japanese company, which operates the Glassdoor and Indeed job recruitment websites, has managed its costs well amid uncertainty in the global job market as a result of the COVID-19 pandemic. Recruit remains a global leader in online recruitment, and we believe it is attractively valued, well managed and well positioned for growth as the job market recovers.
○	Hong Kong Exchange underperformed in 2022 on investors’ fears surrounding Chinese President Xi’s policies potentially becoming less market friendly, combined with increasing U.S.-China tensions. We believe this increased risk undermines the Fund’s investment thesis and have sold the position.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable contributors during the period
•	The Fund’s energy and utilities stocks added the most value as the Russian invasion of Ukraine impacted global energy supplies and led to significantly higher prices.
•	The Fund’s positions in oil and gas companies, for example, were leading contributors to relative returns as these companies posted supernormal profits owing to soaring energy prices.
•	Traditional defensive stocks were also particularly resilient during the period as investors sought relative safety in a volatile environment.
•	Among holdings, Equinor, Shell and AstraZeneca made the strongest positive contributions to Fund performance.
○	Norwegian energy company Equinor achieved robust performance in 2022, as gas prices surged and the company announced a more than doubling of net profits in the first quarter of 2022 compared to a year earlier. We believe the reopening of the company’s Hammerfest liquified natural gas (LNG) facility should enable it to increase capacity by more than four million tons of gas annually. We believe Equinor is better prepared for the transition to a low-emission economy than most major oil companies, with a decent offshore wind pipeline, including a local advantage in the Norwegian Continental Shelf, and strong gas portfolio. We trimmed the Fund’s position in Equinor as it outperformed, to manage the position size.
○	Shell outperformed in 2022 after the company reported robust growth in revenue and profit for the second half of the year due to higher energy prices and higher refining margins. Shell has good exposure to the LNG market, which is likely to remain tight in the short to medium term due to a shortfall in global liquefaction capacity and strong demand, which will support very strong free cash flow. We believe Shell is better positioned than many of its industry peers to make the energy transition through investments in electrification, hydrogen, wind and alternative energy assets. We trimmed our position in Shell as it outperformed, to manage the position size.
○	Pharmaceutical company AstraZeneca also outperformed in 2022. The drug maker reported stronger-than-expected sales and profit in the first quarter of the year, driven by its COVID-19 vaccine. The company also benefited from very positive clinical data in phase 3 testing of its breast cancer treatment Enhertu. The drug maker said it expected sales to continue to rise in 2023 and raised its dividend payment to investors for the first time in a decade after beating fourth-quarter profit expectations. AstraZeneca remains one of our preferred names in the sector and is one of the fastest growing large cap pharmaceutical stocks, underpinned by an attractive existing product line-up and strong pipeline of new products. We added to the Fund’s position in AstraZeneca.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,043.90	1,020.91	4.25	4.20	0.83
Class 2	1,000.00	1,000.00	1,043.10	1,019.65	5.53	5.47	1.08
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Argentina 1.9%
MercadoLibre, Inc.(a)	40,402	34,189,788
Austria 1.8%
Erste Group Bank AG	1,006,047	32,188,715
Canada 3.5%
Canadian National Railway Co.	253,834	30,152,630
Toronto-Dominion Bank (The)	511,246	33,102,612
Total		63,255,242
Denmark 2.4%
Vestas Wind Systems A/S	1,469,229	42,858,384
France 7.8%
Carrefour SA	1,660,774	27,778,029
Legrand SA	380,791	30,532,482
Sanofi	359,804	34,694,672
Schneider Electric SE	338,416	47,439,722
Total		140,444,905
Germany 9.6%
Bayerische Motoren Werke AG	252,158	22,324,827
Infineon Technologies AG	1,314,221	39,941,709
SAP SE	545,083	56,274,771
Siemens AG, Registered Shares	392,591	54,119,189
Total		172,660,496
Hong Kong 3.3%
AIA Group Ltd.	5,355,000	59,137,362
India 2.0%
HDFC Bank Ltd., ADR	523,207	35,792,591
Italy 2.0%
FinecoBank Banca Fineco SpA	2,211,009	36,716,283
Japan 14.5%
Bridgestone Corp.	1,029,800	36,462,209
KDDI Corp.	1,005,400	30,490,661
Keyence Corp.	101,700	39,484,494
Mitsubishi UFJ Financial Group, Inc.	7,728,000	51,881,283
Recruit Holdings Co., Ltd.	908,300	28,431,586
SMC Corp.	78,700	32,861,485
Common Stocks (continued)
Issuer	Shares	Value ($)
Sony Group Corp.	531,900	40,542,280
Total		260,153,998
Netherlands 5.6%
ASML Holding NV	85,873	46,822,434
Shell PLC	1,870,517	53,042,979
Total		99,865,413
Norway 1.8%
Equinor ASA	912,178	32,783,929
South Korea 2.0%
Samsung Electronics Co., Ltd.	811,378	35,614,012
Spain 2.2%
Iberdrola SA	3,369,995	39,339,645
Sweden 2.4%
Nibe Industrier AB, Class B	792,087	7,393,167
Svenska Handelsbanken AB, Class A	3,514,483	35,383,796
Total		42,776,963
Switzerland 12.2%
Chocoladefabriken Lindt & Spruengli AG	3,672	37,417,826
Lonza Group AG, Registered Shares	66,515	32,650,581
Nestlé SA, Registered Shares	608,365	70,271,897
Roche Holding AG, Genusschein Shares	183,664	57,714,126
Sika AG	89,377	21,486,518
Total		219,540,948
Taiwan 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	325,670	24,259,158
United Kingdom 16.7%
AstraZeneca PLC	435,785	58,970,157
Bunzl PLC	850,462	28,295,009
Burberry Group PLC	1,213,211	29,495,787
Diageo PLC	1,022,588	44,760,594
GSK PLC	1,738,235	30,042,324
National Grid PLC	2,375,724	28,459,647
NMC Health PLC(a),(b),(c)	293,698	1
Reckitt Benckiser Group PLC	604,707	41,916,093
RELX PLC	1,141,059	31,548,036
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Tesco PLC	2,404,467	6,479,724
Total		299,967,372
United States 4.0%
Booking Holdings, Inc.(a)	20,765	41,847,289
lululemon athletica, Inc.(a)	93,105	29,828,980
Total		71,676,269
Total Common Stocks (Cost $1,787,918,486)		1,743,221,473

Preferred Stocks 1.7%
Issuer	Shares	Value ($)
Germany 1.7%
Porsche AG(a)	309,325	31,215,084
Total Preferred Stocks (Cost $24,996,692)		31,215,084
Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(d),(e)	10,945,389	10,942,105
Total Money Market Funds (Cost $10,942,105)		10,942,105
Total Investments in Securities (Cost $1,823,857,283)		1,785,378,662
Other Assets & Liabilities, Net		9,976,265
Net Assets		$1,795,354,927

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	42,084,558	752,864,021	(784,006,474)	—	10,942,105	11,020	278,012	10,945,389
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	34,189,788	—	—	34,189,788
Austria	—	32,188,715	—	32,188,715
Canada	63,255,242	—	—	63,255,242
Denmark	—	42,858,384	—	42,858,384
France	—	140,444,905	—	140,444,905
Germany	—	172,660,496	—	172,660,496
Hong Kong	—	59,137,362	—	59,137,362
India	35,792,591	—	—	35,792,591
Italy	—	36,716,283	—	36,716,283
Japan	—	260,153,998	—	260,153,998
Netherlands	—	99,865,413	—	99,865,413
Norway	—	32,783,929	—	32,783,929
South Korea	—	35,614,012	—	35,614,012
Spain	—	39,339,645	—	39,339,645
Sweden	—	42,776,963	—	42,776,963
Switzerland	—	219,540,948	—	219,540,948
Taiwan	24,259,158	—	—	24,259,158
United Kingdom	—	299,967,371	1	299,967,372
United States	71,676,269	—	—	71,676,269
Total Common Stocks	229,173,048	1,514,048,424	1	1,743,221,473
Preferred Stocks
Germany	—	31,215,084	—	31,215,084
Total Preferred Stocks	—	31,215,084	—	31,215,084
Money Market Funds	10,942,105	—	—	10,942,105
Total Investments in Securities	240,115,153	1,545,263,508	1	1,785,378,662
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,812,915,178)	$1,774,436,557
Affiliated issuers (cost $10,942,105)	10,942,105
Foreign currency (cost $252,870)	256,015
Receivable for:
Investments sold	2,190,325
Capital shares sold	332
Dividends	2,156,778
Foreign tax reclaims	9,567,907
Prepaid expenses	23,447
Total assets	1,799,573,466
Liabilities
Payable for:
Investments purchased	3,699
Capital shares purchased	3,952,186
Management services fees	39,956
Distribution and/or service fees	123
Service fees	764
Compensation of board members	152,829
Compensation of chief compliance officer	333
Other expenses	68,649
Total liabilities	4,218,539
Net assets applicable to outstanding capital stock	$1,795,354,927
Represented by
Paid in capital	1,861,058,349
Total distributable earnings (loss)	(65,703,422)
Total - representing net assets applicable to outstanding capital stock	$1,795,354,927
Class 1
Net assets	$1,777,599,540
Shares outstanding	201,934,310
Net asset value per share	$8.80
Class 2
Net assets	$17,755,387
Shares outstanding	2,038,791
Net asset value per share	$8.71
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$48,074,664
Dividends — affiliated issuers	278,012
Interfund lending	105
European Union tax reclaim	590,198
Foreign taxes withheld	(5,478,992)
Total income	43,463,987
Expenses:
Management services fees	15,239,176
Distribution and/or service fees
Class 2	40,673
Service fees	10,566
Compensation of board members	31,506
Custodian fees	199,895
Printing and postage fees	10,254
Audit fees	117,625
Legal fees	36,005
Interest on interfund lending	304
Compensation of chief compliance officer	260
Other	51,885
Total expenses	15,738,149
Net investment income	27,725,838
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(49,946,878)
Investments — affiliated issuers	11,020
Foreign currency translations	139,713
Net realized loss	(49,796,145)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(429,991,963)
Foreign currency translations	(460,853)
Net change in unrealized appreciation (depreciation)	(430,452,816)
Net realized and unrealized loss	(480,248,961)
Net decrease in net assets resulting from operations	$(452,523,123)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$27,725,838	$37,693,986
Net realized gain (loss)	(49,796,145)	451,483,269
Net change in unrealized appreciation (depreciation)	(430,452,816)	(161,227,626)
Net increase (decrease) in net assets resulting from operations	(452,523,123)	327,949,629
Distributions to shareholders
Net investment income and net realized gains
Class 1	(375,784,857)	(48,867,259)
Class 2	(3,057,530)	(224,826)
Total distributions to shareholders	(378,842,387)	(49,092,085)
Increase (decrease) in net assets from capital stock activity	458,146,208	(1,250,633,312)
Total decrease in net assets	(373,219,302)	(971,775,768)
Net assets at beginning of year	2,168,574,229	3,140,349,997
Net assets at end of year	$1,795,354,927	$2,168,574,229

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	29,584,504	347,254,537	22,834,420	291,109,718
Distributions reinvested	42,765,251	375,784,857	3,880,104	48,867,259
Redemptions	(28,928,037)	(271,468,552)	(124,994,532)	(1,597,873,548)
Net increase (decrease)	43,421,718	451,570,842	(98,280,008)	(1,257,896,571)
Class 2
Subscriptions	547,079	5,445,468	588,001	7,629,194
Distributions reinvested	351,901	3,057,530	17,941	224,826
Redemptions	(192,674)	(1,927,632)	(45,193)	(590,761)
Net increase	706,306	6,575,366	560,749	7,263,259
Total net increase (decrease)	44,128,024	458,146,208	(97,719,259)	(1,250,633,312)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$13.57	0.14	(2.82)	(2.68)	(0.23)	(1.86)	(2.09)
Year Ended 12/31/2021	$12.19	0.20	1.43	1.63	(0.25)	—	(0.25)
Year Ended 12/31/2020	$11.03	0.16	1.05	1.21	(0.02)	(0.03)	(0.05)
Year Ended 12/31/2019	$9.70	0.29	1.50	1.79	(0.30)	(0.16)	(0.46)
Year Ended 12/31/2018	$11.92	0.25	(2.18)	(1.93)	(0.26)	(0.03)	(0.29)
Class 2
Year Ended 12/31/2022	$13.44	0.11	(2.78)	(2.67)	(0.20)	(1.86)	(2.06)
Year Ended 12/31/2021	$12.09	0.18	1.40	1.58	(0.23)	—	(0.23)
Year Ended 12/31/2020	$10.96	0.14	1.04	1.18	(0.02)	(0.03)	(0.05)
Year Ended 12/31/2019	$9.64	0.25	1.50	1.75	(0.27)	(0.16)	(0.43)
Year Ended 12/31/2018	$11.84	0.22	(2.16)	(1.94)	(0.23)	(0.03)	(0.26)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$8.80	(19.51%)	0.82%(c)	0.82%(c)	1.45%	46%	$1,777,600
Year Ended 12/31/2021	$13.57	13.55%	0.80%(c)	0.80%(c)	1.56%	57%	$2,150,661
Year Ended 12/31/2020	$12.19	11.16%	0.80%	0.80%	1.59%	163%	$3,131,021
Year Ended 12/31/2019	$11.03	18.76%	0.79%	0.79%	2.74%	94%	$2,893,855
Year Ended 12/31/2018	$9.70	(16.53%)	0.83%	0.83%	2.23%	105%	$2,766,782
Class 2
Year Ended 12/31/2022	$8.71	(19.64%)	1.07%(c)	1.07%(c)	1.16%	46%	$17,755
Year Ended 12/31/2021	$13.44	13.18%	1.06%(c)	1.06%(c)	1.40%	57%	$17,913
Year Ended 12/31/2020	$12.09	10.96%	1.05%	1.05%	1.33%	163%	$9,329
Year Ended 12/31/2019	$10.96	18.41%	1.04%	1.04%	2.45%	94%	$8,279
Year Ended 12/31/2018	$9.64	(16.69%)	1.08%	1.08%	1.99%	105%	$6,925
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Variable Portfolio – Partners International Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that
20	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.80% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into a Subadvisory Agreement with Schroder Investment Management North America Inc. (SIMNA Inc.) to serve as a subadviser to the Fund. Schroder Investment Management North America Limited (SIMNA Ltd.), an affiliate of SIMNA Inc., assists in providing day-to-day portfolio management of the Fund pursuant to a Sub-Subadvisory Agreement between SIMNA Inc. and SIMNA Ltd. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.88%
Class 2	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(990,595)	400,397	590,198
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
235,223,675	143,618,712	378,842,387	49,092,085	—	49,092,085
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
26,570,601	—	(50,135,356)	(41,803,351)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,827,182,013	90,697,048	(132,500,399)	(41,803,351)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(50,135,356)	—	(50,135,356)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,007,771,898 and $871,823,453, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	820,000	3.15	5
Lender	2,200,000	0.86	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other
24	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
26	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners International Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners International Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$5,478,992	$0.03	$53,943,160	$0.26
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
The Fund (or fund in which the Fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Taxes & Distributions page of columbiathreadneedleus.com/investor/, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2023.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
30	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
34	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Approval of Subadvisory Agreement Amendment
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - Partners International Core Equity Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreement between the Investment Manager and Schroder Investment Management North America Inc. and the sub-subadvisory agreement between Schroder Investment Management North America Inc. (Schroder) and Schroder Investment Management North America Limited (Schroder and Schroder Investment Management North America Limited, collectively, the Subadvisers, and the subadvisory agreement and sub-subadvisory agreement, collectively, the Subadvisory Agreements), the Subadvisers provide portfolio management and related services for the Fund. At their meeting on November 4, 2022, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), approved an amendment to the Subadvisory Agreement between the Investment Manager and Schroder (the Schroder Subadvisory Agreement) for the purpose of reducing the fees payable thereunder by the Investment Manager to Schroder.
The Independent Trustees considered how the amendment to the Schroder Subadvisory Agreement would reduce the subadvisory fee rate paid to Schroder by the Investment Manager under the current Schroder Subadvisory Agreement. The Independent Trustees also considered that the Investment Manager had confirmed that there would not be any change to the nature or quality of the subadvisory services provided as a result of entering into the amendment, and that the Schroder Subadvisory Agreement, as amended, was substantially similar to the current subadvisory agreement in place except for the reduced fee. The Independent Trustees reviewed the performance of the Fund as well as the level of management fees paid by the Fund. The Independent Trustees noted that no management fees were proposed to change and that the level of services provided by the Investment Manager was also not proposed to change. The Independent Trustees also noted that the Contracts Committee, as part of the 2023 15(c) process, would review the continued reasonableness of each Fund’s management fee, including taking into account the reduced subadvisory fee levels.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	35

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
The Independent Trustees noted the discussion, which is described below, relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and Board meetings in June 2022 (the June Meeting) and, in that connection, the discussion by independent legal counsel of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act and the factors that should be considered in determining whether to approve or renew an investment management agreement. The Independent Trustees considered that they should apply these factors in considering the amendment to the Schroder Subadvisory Agreement. The Independent Trustees also considered that they should take into account the variety of written materials and oral presentations they received at their meetings in November 2022 as well as all of the information previously considered at the June Meeting regarding the proposed 15(c) renewal of the existing Funds’ advisory and subadvisory agreements.
After considering the factors described above relating to the amendment of the Schroder Subadvisory Agreement, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the Fund’s current Schroder Subadvisory Agreement in June 2022, the Board, including all of the Independent Trustees, approved the proposed amendment to the Schroder Subadvisory Agreement.
General conclusions in connection with the Trustees’ previous approval of the continuance of the Fund’s existing advisory agreements
On an annual basis, the Board, including the Independent Trustees, considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting, considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
36	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	37

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadvisers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
38	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2022	39

Variable Portfolio – Partners International Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7054_12_B01_(02/23)

Annual Report
December 31, 2022
CTIVP® – MFS® Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – MFS® Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – MFS® Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Massachusetts Financial Services Company
Katherine Cannan
Nevin Chitkara
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-6.10	7.34	11.02
Class 2	05/07/10	-6.36	7.07	10.74
Russell 1000 Value Index		-7.54	6.67	10.29
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – MFS® Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – MFS® Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	3.2
Consumer Discretionary	4.2
Consumer Staples	5.7
Energy	4.7
Financials	25.5
Health Care	19.4
Industrials	17.9
Information Technology	7.1
Materials	4.3
Real Estate	1.3
Utilities	6.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – MFS® Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 93.87% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of CTIVP® – MFS® Value Fund returned -6.36%. While absolute returns disappointed, the Fund outperformed its benchmark, the Russell 1000 Value Index, which returned -7.54% over the same period.
Market overview
The year 2022 was a challenging one for investors, with nearly all asset classes, except for select commodities, finishing the period in negative territory. For the last 40 years, interest rates have generally fallen, creating a long-term bull market for bond investors, and equity and fixed-income markets have usually been inversely correlated. Everything changed in 2022. With the U.S. Federal Reserve (Fed) taking the most aggressive action since the early 1980s to fight burgeoning inflationary pressures, raising interest rates by 425 basis points during the year, both equity and bond markets finished 2022 with negative returns. (A basis point is 1/100th of a percentage point.)
After several years of relative underperformance, value stocks had their best year versus growth stocks since the collapse of the technology bubble in 2000. The Russell 1000 Value Index posted an annual return of -7.54%, nearly 2200 basis points ahead of the Russell 1000 Growth Index, which returned -29.14% for the annual period. Such outperformance of the value style was helped in part by the blistering performance of the energy sector, the only sector that meaningfully appreciated during the period. The consumer staples, utilities and health care sectors finished roughly flat for the year, with all other sectors posting more significant negative returns.
The Fund’s notable contributors during the period
•	Stock selection was the primary positive contributor to the Fund’s relative performance during the period, especially in the information technology, financials and real estate sectors.
•	Relative sector positioning, which is a result of our bottom-up stock selection process, also added value to the Fund’s results during the period. More specifically, having underweights to the information technology and real estate sectors, which each lagged the benchmark during the period, helped.
•	Notably, a disciplined focus within the Fund on both valuation and the durability of companies we look to invest in also added value amid the period’s challenging market environment.
○	The beginning of the year was difficult for our investment strategy, as the cheapest, lowest-quality companies rallied sharply in January. However, heading into the second quarter, quality leadership began to take hold as market conditions became more difficult.
○	Our focus on downside risk mitigation enabled our strategy to outperform through the remainder of the period, including the fourth quarter when our underweight to high beta, or high volatility, companies, which underperformed, proved especially beneficial.
•	From an individual security perspective, among the top positive contributors to the Fund’s results was Northrop Grumman Corp. The multinational aerospace and defense technology company benefited during the period from improved execution efforts to minimize labor and supply-chain challenges while delivering in-line sales with margin upside.
•	Having an overweight position in global health services provider Cigna Corp. added value. Its stock price rose as the company’s financial results beat market expectations, led by strong performance in its Cigna HealthCare health maintenance organization subsidiaries, which posted better than anticipated medical loss ratio rebates and strong operating income growth. (Medical loss ratio is a measure of the percentage of premium dollars that a health plan spends on medical claims and quality improvements versus administrative costs.)
CTIVP® – MFS® Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	McKesson Corp., a health services and information technology company, was a notable positive contributor. During the period, its stock price advanced as the company reported strong revenue results and favorable forward-looking guidance.
The Fund’s notable detractors during the period
•	Having an underweighted allocation to the energy sector, the strongest performing sector in the benchmark during the period, detracted most. Stock selection within the energy sector also hurt.
•	Stock selection within the materials and consumer staples sectors further dampened relative results.
•	Among the Fund’s biggest individual detractors was an overweight position in information technology services firm Accenture plc. During the period, the company reported strong results that easily beat consensus expectations, but its stock price dropped along with the broad equity markets as the Russia/Ukraine war escalated.
•	Not holding positions in integrated oil and gas companies ExxonMobil Corp. and Chevron Corp. hindered the Fund’s relative performance as well. Each company posted better than consensus expected financial results, and each was further supported by global energy shortages and increased consumer demand that pushed energy prices higher.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – MFS® Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,082.80	1,021.66	3.55	3.45	0.68
Class 2	1,000.00	1,000.00	1,081.20	1,020.41	4.85	4.71	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
CTIVP® – MFS® Value Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 3.1%
Media 3.1%
Charter Communications, Inc., Class A(a)	43,797	14,851,563
Comcast Corp., Class A	960,587	33,591,727
Total		48,443,290
Total Communication Services		48,443,290
Consumer Discretionary 4.2%
Hotels, Restaurants & Leisure 1.0%
Marriott International, Inc., Class A	105,692	15,736,482
Multiline Retail 1.3%
Target Corp.	127,671	19,028,086
Specialty Retail 1.9%
Lowe’s Companies, Inc.	148,407	29,568,610
Total Consumer Discretionary		64,333,178
Consumer Staples 5.7%
Beverages 2.5%
Diageo PLC	541,129	23,686,231
PepsiCo, Inc.	80,698	14,578,901
Total		38,265,132
Food Products 1.8%
Archer-Daniels-Midland Co.	61,146	5,677,406
Nestlé SA, Registered Shares	197,975	22,867,980
Total		28,545,386
Household Products 1.4%
Kimberly-Clark Corp.	96,165	13,054,399
Reckitt Benckiser Group PLC	114,457	7,933,743
Total		20,988,142
Total Consumer Staples		87,798,660
Energy 4.6%
Oil, Gas & Consumable Fuels 4.6%
ConocoPhillips Co.	279,452	32,975,336
EOG Resources, Inc.	106,721	13,822,504
Pioneer Natural Resources Co.	109,019	24,898,849
Total		71,696,689
Total Energy		71,696,689
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 25.3%
Banks 6.3%
Citigroup, Inc.	347,535	15,719,008
JPMorgan Chase & Co.	430,210	57,691,161
PNC Financial Services Group, Inc. (The)	102,365	16,167,528
Truist Financial Corp.	186,955	8,044,674
Total		97,622,371
Capital Markets 6.6%
BlackRock, Inc.	28,606	20,271,070
Goldman Sachs Group, Inc. (The)	24,404	8,379,845
KKR & Co., Inc., Class A	179,166	8,316,886
Moody’s Corp.	38,716	10,787,052
Morgan Stanley	323,409	27,496,233
Nasdaq, Inc.	418,055	25,647,674
Total		100,898,760
Consumer Finance 1.6%
American Express Co.	165,085	24,391,309
Insurance 10.8%
Aon PLC, Class A	122,057	36,634,188
Chubb Ltd.	155,907	34,393,084
Marsh & McLennan Companies, Inc.	216,551	35,834,860
Progressive Corp. (The)	280,530	36,387,546
Travelers Companies, Inc. (The)	123,759	23,203,575
Total		166,453,253
Total Financials		389,365,693
Health Care 19.2%
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	211,670	23,239,249
Boston Scientific Corp.(a)	392,813	18,175,458
Medtronic PLC	202,274	15,720,735
Total		57,135,442
Health Care Providers & Services 4.7%
Cigna Corp.	147,907	49,007,505
McKesson Corp.	63,863	23,956,289
Total		72,963,794
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – MFS® Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 2.8%
Danaher Corp.	47,680	12,655,226
Thermo Fisher Scientific, Inc.	54,532	30,030,227
Total		42,685,453
Pharmaceuticals 8.0%
Johnson & Johnson	272,024	48,053,040
Merck & Co., Inc.	272,751	30,261,723
Pfizer, Inc.	780,373	39,986,312
Roche Holding AG, Genusschein Shares	17,672	5,553,206
Total		123,854,281
Total Health Care		296,638,970
Industrials 17.7%
Aerospace & Defense 5.1%
General Dynamics Corp.	110,491	27,413,922
Northrop Grumman Corp.	74,836	40,831,270
Raytheon Technologies Corp.	104,148	10,510,616
Total		78,755,808
Building Products 2.9%
Johnson Controls International PLC	331,074	21,188,736
Masco Corp.	181,801	8,484,653
Trane Technologies PLC	88,745	14,917,147
Total		44,590,536
Electrical Equipment 1.4%
Eaton Corp. PLC	137,612	21,598,203
Industrial Conglomerates 2.4%
Honeywell International, Inc.	173,481	37,176,978
Machinery 2.4%
Illinois Tool Works, Inc.	108,775	23,963,132
Otis Worldwide Corp.	64,115	5,020,846
PACCAR, Inc.	76,409	7,562,199
Total		36,546,177
Professional Services 1.2%
Equifax, Inc.	93,563	18,184,905
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 2.3%
Canadian National Railway Co.	76,769	9,126,299
Union Pacific Corp.	129,269	26,767,732
Total		35,894,031
Total Industrials		272,746,638
Information Technology 7.0%
IT Services 1.8%
Accenture PLC, Class A	101,905	27,192,330
Semiconductors & Semiconductor Equipment 5.2%
Analog Devices, Inc.	67,378	11,052,013
KLA Corp.	49,152	18,531,779
NXP Semiconductors NV	95,177	15,040,821
Texas Instruments, Inc.	217,588	35,949,890
Total		80,574,503
Total Information Technology		107,766,833
Materials 4.3%
Chemicals 4.3%
DuPont de Nemours, Inc.	313,065	21,485,651
International Flavors & Fragrances, Inc.	57,296	6,006,913
PPG Industries, Inc.	170,603	21,451,621
Sherwin-Williams Co. (The)	70,208	16,662,465
Total		65,606,650
Total Materials		65,606,650
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.2%
Prologis, Inc.	121,592	13,707,066
Public Storage	19,799	5,547,482
Total		19,254,548
Total Real Estate		19,254,548
Utilities 6.7%
Electric Utilities 5.3%
American Electric Power Co., Inc.	95,792	9,095,450
Duke Energy Corp.	307,217	31,640,279
Exelon Corp.	96,627	4,177,185
Southern Co. (The)	383,574	27,391,019
Xcel Energy, Inc.	139,260	9,763,519
Total		82,067,452

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.4%
Dominion Energy, Inc.	344,028	21,095,797
Total Utilities		103,163,249
Total Common Stocks (Cost $1,193,082,153)		1,526,814,398

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	16,339,538	16,334,636
Total Money Market Funds (Cost $16,334,450)		16,334,636
Total Investments in Securities (Cost: $1,209,416,603)		1,543,149,034
Other Assets & Liabilities, Net		(1,423,593)
Net Assets		1,541,725,441
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	8,587,856	261,948,598	(254,202,857)	1,039	16,334,636	(5,601)	190,297	16,339,538
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – MFS® Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	48,443,290	—	—	48,443,290
Consumer Discretionary	64,333,178	—	—	64,333,178
Consumer Staples	33,310,706	54,487,954	—	87,798,660
Energy	71,696,689	—	—	71,696,689
Financials	389,365,693	—	—	389,365,693
Health Care	291,085,764	5,553,206	—	296,638,970
Industrials	272,746,638	—	—	272,746,638
Information Technology	107,766,833	—	—	107,766,833
Materials	65,606,650	—	—	65,606,650
Real Estate	19,254,548	—	—	19,254,548
Utilities	103,163,249	—	—	103,163,249
Total Common Stocks	1,466,773,238	60,041,160	—	1,526,814,398
Money Market Funds	16,334,636	—	—	16,334,636
Total Investments in Securities	1,483,107,874	60,041,160	—	1,543,149,034
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,193,082,153)	$1,526,814,398
Affiliated issuers (cost $16,334,450)	16,334,636
Receivable for:
Capital shares sold	2,676
Dividends	1,604,984
Foreign tax reclaims	80,147
Expense reimbursement due from Investment Manager	913
Prepaid expenses	16,118
Total assets	1,544,853,872
Liabilities
Due to custodian	16,130
Payable for:
Capital shares purchased	2,901,102
Management services fees	29,211
Distribution and/or service fees	577
Service fees	4,250
Compensation of board members	148,304
Compensation of chief compliance officer	297
Other expenses	28,560
Total liabilities	3,128,431
Net assets applicable to outstanding capital stock	$1,541,725,441
Represented by
Trust capital	$1,541,725,441
Total - representing net assets applicable to outstanding capital stock	$1,541,725,441
Class 1
Net assets	$1,457,732,599
Shares outstanding	40,979,683
Net asset value per share	$35.57
Class 2
Net assets	$83,992,842
Shares outstanding	2,435,668
Net asset value per share	$34.48
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – MFS® Value Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$37,939,016
Dividends — affiliated issuers	190,297
Foreign taxes withheld	(350,520)
Total income	37,778,793
Expenses:
Management services fees	11,337,365
Distribution and/or service fees
Class 2	203,360
Service fees	52,627
Compensation of board members	28,104
Custodian fees	21,824
Printing and postage fees	8,706
Audit fees	29,500
Legal fees	33,040
Interest on interfund lending	221
Compensation of chief compliance officer	238
Other	28,464
Total expenses	11,743,449
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(201,354)
Total net expenses	11,542,095
Net investment income	26,236,698
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	156,226,404
Investments — affiliated issuers	(5,601)
Foreign currency translations	(25,033)
Net realized gain	156,195,770
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(304,186,026)
Investments — affiliated issuers	1,039
Net change in unrealized appreciation (depreciation)	(304,184,987)
Net realized and unrealized loss	(147,989,217)
Net decrease in net assets resulting from operations	$(121,752,519)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$26,236,698	$25,097,226
Net realized gain	156,195,770	172,546,236
Net change in unrealized appreciation (depreciation)	(304,184,987)	233,409,169
Net increase (decrease) in net assets resulting from operations	(121,752,519)	431,052,631
Decrease in net assets from capital stock activity	(275,258,048)	(279,254,817)
Total increase (decrease) in net assets	(397,010,567)	151,797,814
Net assets at beginning of year	1,938,736,008	1,786,938,194
Net assets at end of year	$1,541,725,441	$1,938,736,008

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	126,441	4,338,303	11,549,033	359,209,880
Redemptions	(8,048,313)	(282,830,627)	(19,571,121)	(639,860,567)
Net decrease	(7,921,872)	(278,492,324)	(8,022,088)	(280,650,687)
Class 2
Subscriptions	244,469	8,324,601	243,166	8,139,195
Redemptions	(151,977)	(5,090,325)	(201,877)	(6,743,325)
Net increase	92,492	3,234,276	41,289	1,395,870
Total net decrease	(7,829,380)	(275,258,048)	(7,980,799)	(279,254,817)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – MFS® Value Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
CTIVP® – MFS® Value Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$37.88	0.56	(2.87)	(2.31)
Year Ended 12/31/2021	$30.20	0.46	7.22	7.68
Year Ended 12/31/2020	$29.16	0.43	0.61	1.04
Year Ended 12/31/2019	$22.46	0.42	6.28	6.70
Year Ended 12/31/2018	$24.96	0.50	(3.00)	(2.50)
Class 2
Year Ended 12/31/2022	$36.82	0.46	(2.80)	(2.34)
Year Ended 12/31/2021	$29.43	0.36	7.03	7.39
Year Ended 12/31/2020	$28.48	0.36	0.59	0.95
Year Ended 12/31/2019	$21.99	0.35	6.14	6.49
Year Ended 12/31/2018	$24.50	0.44	(2.95)	(2.51)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – MFS® Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$35.57	(6.10%)	0.70%(c)	0.68%(c)	1.60%	13%	$1,457,733
Year Ended 12/31/2021	$37.88	25.43%	0.69%(c)	0.69%(c)	1.33%	10%	$1,852,472
Year Ended 12/31/2020	$30.20	3.57%	0.71%(c),(d)	0.71%(c),(d)	1.59%	38%	$1,719,205
Year Ended 12/31/2019	$29.16	29.83%	0.70%(c)	0.70%(c)	1.62%	12%	$1,493,599
Year Ended 12/31/2018	$22.46	(10.02%)	0.69%(c)	0.69%(c)	2.00%	8%	$1,588,214
Class 2
Year Ended 12/31/2022	$34.48	(6.36%)	0.95%(c)	0.93%(c)	1.36%	13%	$83,993
Year Ended 12/31/2021	$36.82	25.11%	0.94%(c)	0.94%(c)	1.08%	10%	$86,264
Year Ended 12/31/2020	$29.43	3.33%	0.96%(c),(d)	0.96%(c),(d)	1.36%	38%	$67,733
Year Ended 12/31/2019	$28.48	29.51%	0.95%(c)	0.95%(c)	1.36%	12%	$63,976
Year Ended 12/31/2018	$21.99	(10.25%)	0.94%(c)	0.94%(c)	1.80%	8%	$45,033
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
CTIVP® – MFS® Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	CTIVP® – MFS® Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
CTIVP® – MFS® Value Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s
20	CTIVP® – MFS® Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.68% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Massachusetts Financial Services Company to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
CTIVP® – MFS® Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.68%	0.72%
Class 2	0.93	0.97
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $219,559,224 and $477,473,418, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22	CTIVP® – MFS® Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	385,714	2.89	7
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
CTIVP® – MFS® Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual
24	CTIVP® – MFS® Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
(10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – MFS® Value Fund | Annual Report 2022	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – MFS® Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – MFS® Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	CTIVP® – MFS® Value Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
CTIVP® – MFS® Value Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
28	CTIVP® – MFS® Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
CTIVP® – MFS® Value Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
30	CTIVP® – MFS® Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
CTIVP® – MFS® Value Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
32	CTIVP® – MFS® Value Fund | Annual Report 2022

 Approval of Subadvisory Agreement Amendment
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to CTIVP® – MFS® Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Massachusetts Financial Services Company (the Subadviser), the Subadviser provides portfolio management and related services for the Fund. At their meeting on November 4, 2022, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), approved an amendment to the Subadvisory Agreement for the purpose of reducing the fees payable thereunder by the Investment Manager to the Subadviser.
The Independent Trustees considered how the amendment to the Subadvisory Agreement would reduce the subadvisory fee rate paid to the Subadviser by the Investment Manager under the current Subadvisory Agreement. The Independent Trustees also considered that the Investment Manager had confirmed that there would not be any change to the nature or quality of the subadvisory services provided as a result of entering into the amendment, and that the Subadvisory Agreement, as amended, was substantially similar to the current subadvisory agreement in place except for the reduced fee. The Independent Trustees reviewed the performance of the Fund as well as the level of management fees paid by the Fund. The Independent Trustees noted that no management fees were proposed to change and that the level of services provided by the Investment Manager was also not proposed to change. The Independent Trustees also noted that the Contracts Committee, as part of the 2023 15(c) process, would review the continued reasonableness of each Fund’s management fee, including taking into account the reduced subadvisory fee levels.
The Independent Trustees noted the discussion, which is described below, relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and Board meetings in June 2022 (the June Meeting) and, in that connection, the discussion by independent legal counsel of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act and the factors that should be considered in determining whether to approve or renew an investment management agreement. The Independent Trustees considered that they should apply these factors in considering the amendment to the Subadvisory Agreement. The Independent Trustees also considered that they should take into account the variety of written materials and oral presentations they received at their meetings in November 2022 as well as all of the information previously considered at the June Meeting regarding the proposed 15(c) renewal of the existing Funds’ advisory and subadvisory agreements.
After considering the factors described above relating to the amendment of the Subadvisory Agreement, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the Fund’s current Subadvisory Agreement in June 2022, the Board, including all of the Independent Trustees, approved the proposed amendment to the Subadvisory Agreement.
General conclusions in connection with the Trustees’ previous approval of the continuance of the Fund’s existing advisory agreements
On an annual basis, the Board, including the Independent Trustees, considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
CTIVP® – MFS® Value Fund | Annual Report 2022	33

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
The Board, at its June 23, 2022 Board meeting, considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadviser under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreement.
Nature, extent and quality of services provided by the Investment Manager and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadviser, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight.
34	CTIVP® – MFS® Value Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring the Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreement. The Board took into account the Investment Manager’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of the Subadviser and the Investment Manager’s process for monitoring the Subadviser’s performance. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
CTIVP® – MFS® Value Fund | Annual Report 2022	35

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
The Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally, and the Investment Manager’s evaluation of the Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing the Subadviser to provide comparable subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Board did not consider the profitability to the Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took
36	CTIVP® – MFS® Value Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreement did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
CTIVP® – MFS® Value Fund | Annual Report 2022	37

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

CTIVP® – MFS® Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7034_12_B01_(02/23)

Annual Report
December 31, 2022
Variable Portfolio – Partners International Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners International Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners International Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Walter Scott & Partners Limited
Roy Leckie
Charlie Macquaker
Jane Henderson
Fraser Fox, CFA
Maxim Skorniakov, CFA
William Blair Investment Management, LLC
Alaina Anderson, CFA
Simon Fennell
Kenneth McAtamney
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-26.69	0.42	3.85
Class 2	05/07/10	-26.87	0.17	3.60
MSCI EAFE Growth Index (Net)		-22.95	2.49	5.59
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2020 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Growth Index (Net) captures large and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the US and Canada.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2022)
Consumer Discretionary	12.6
Consumer Staples	5.0
Energy	6.9
Financials	12.0
Health Care	17.2
Industrials	23.6
Information Technology	16.1
Materials	4.8
Real Estate	1.4
Utilities	0.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2022)
Argentina	1.0
Australia	2.5
Belgium	1.1
Brazil	0.5
Canada	7.7
China	1.9
Denmark	6.3
Country breakdown (%) (at December 31, 2022)
Finland	1.5
France	13.1
Germany	2.8
Hong Kong	3.5
India	4.3
Ireland	1.5
Italy	0.2
Japan	8.7
Luxembourg	1.9
Netherlands	3.1
Norway	1.1
Singapore	0.6
Spain	2.3
Sweden	3.9
Switzerland	8.9
Taiwan	2.2
United Kingdom	17.2
United States(a)	2.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 96.34% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
During the annual period ended December 31, 2022, the Fund was managed by two subadvisers and each invested a portion of the Fund’s assets. As of December 31, 2022, Walter Scott & Partners Limited (Walter Scott) managed approximately 26.90% and William Blair Investment Management, LLC (William Blair) managed approximately 73.10% of the Fund’s assets.
For the 12-month period that ended December 31, 2022, Class 2 shares of Variable Portfolio – Partners International Growth Fund returned -26.87%. The Fund underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned -22.95% for the same time period.
Market overview
It was a turbulent year for equity markets. Russia’s invasion of Ukraine in February 2022 was the unexpected event that undermined already fragile confidence in the outlook for the global economy, disrupting supply chains and turbocharging nascent price pressures in the global commodity complex. Inflation, and the subsequent response of central banks, dominated investor concern during the year, as the U.S. Federal Reserve (Fed) ditched its ‘transitory’ language and embarked on an aggressive rate hiking cycle. The new narrative around inflation and interest rates – higher for longer – drove a powerful market rotation from growth stocks to value stocks. Global equities, as measured by the MSCI World Index (Gross) declined 17.73% in 2022 (in USD terms), marking the end to the worst year for global equities in more than a decade. Growth equities underperformed value-oriented equities, as equity markets rallied behind a more dovish outlook for Fed rate hikes and loosened COVID-19 restrictions in China.
The Fund’s notable detractors during the period
Walter Scott
•	The information technology sector was very weak over the course of 2022. The overweight exposure in our portion of the Fund detracted both from an allocation and a selection perspective.
•	Security selection within the health care sector was a key detractor from relative returns.
•	Similarly, selection in the industrials sector weighed on relative returns. An overweight exposure to the sector was also negative, though to a lesser extent.
•	The top individual detractors from performance in our portion of the Fund during the period included Adidas AG (Germany), VAT Group AG (Switzerland), and Sysmex Corp. (Japan).
○	It was a difficult year for Adidas due to three principal factors. Firstly, the challenging market environment, particularly in China, resulted in multiple profit warnings. Second, the departure of its CEO dented investor confidence and signaled cultural and leadership issues. Finally, the controversy surrounding its ‘Yeezy’ collaboration with Kanye West negatively impacted the company.
○	VAT Group is the world’s dominant supplier of high-end vacuum sealing technologies, which are critical to manufacturing processes requiring ultra-clean process environments. The company’s largest customers are original equipment manufacturers whose products are used by manufacturers of semiconductors and flat panel displays. VAT Group’s share price was weak in 2022 after a very strong run over the previous couple of years. Despite seeing continued strong demand growth, particularly from its customers in the semiconductor industry, investors began to factor in a weaker demand outlook.
○	Sysmex is a world’s leading player in in-vitro diagnostic testing. In 2022, the company’s shares underperformed due to the rotation away from highly valued stocks, the impact of yen depreciation and volatile performance in China.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Country and sector weights are outputs of our bottom-up approach, as opposed to a fundamental input. Many of the businesses in which we invest have a global reach, and their country of domicile is of little importance. That said, from a country perspective, Japanese stocks were the most notable relative detractors in our portion of the Fund, followed by German and Taiwanese stocks.
William Blair
•	Our preference toward high-quality stocks, which typically offer protection in down markets, weighed on returns in our portion of the Fund amid the largely indiscriminate sell-off in high-growth, high-multiple stocks during the period.
•	Our portion of the Fund is constructed from the bottom up, seeking to add value through stock selection. Sector level positioning is the result from the conviction we have in underlying stocks we select.
•	The health care, information technology and industrials sectors detracted from both a stock selection and allocation perspective.
•	We were underweight in the health care sector, relative to the benchmark, and overweight in the information technology and industrials sector.
•	Individual holdings in our portion of the Fund that detracted most from results during the period included Straumann Holding AG (Switzerland), Atlassian Corp. PLC (United States) and Kingspan Group PLC (Ireland).
○	Straumann Holding is a global leader in esthetic dentistry. The categories that the company participates in are growing well above global dental market rates. Recent results have been strong, with revenue up 27% in the period. Despite those results, price-to-earnings multiples have compressed significantly, from approximately 58 times to 33 times this year.
○	Atlassian Corp. designs and develops enterprise software for project management, collaboration, issue tracking, integration, deployment, and support services. Layoffs and the slower pace of hiring among customers are leading to slower growth at Atlassian and its business is more sensitive to economic conditions than we previously thought. Full year 2023 guidance was recently lowered. We exited the position during the period.
○	Kingspan Group is a leading building materials company that has developed a differentiated technology within insulated panels. While recent results were strong, with revenue up 48% year-over-year and ahead of consensus, the company signaled a slowdown in orders amid economic weakness. The position was trimmed throughout 2022 and fully liquidated in December.
•	Just as sector allocation is a by-product of stock selection in our portion of the Fund, so is country-level positioning. That said, Australia, Switzerland and the United Kingdom were all areas of detraction for our portion of the Fund.
The Fund’s notable contributors during the period
Walter Scott
•	In a strong year for energy stocks, sector allocation (an overweight) and security selection in our portion of the Fund was positive, both from an absolute and a relative perspective.
•	The consumer discretionary sector, to which our portion of the Fund had an underweight exposure, was positive from both an allocation and selection perspective.
•	An overweighted exposure to the health care sector was positive from an allocation perspective.
•	Security selection within the real estate sector contributed positively to relative returns in our portion of the Fund.
•	Over the year TotalEnergies SE (France), Alimentation Couche-Tard, Inc. (Canada) and Novo Nordisk A/S (Denmark) were the top contributors to performance at a stock level.
6	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	TotalEnergies benefited from the spike in energy prices that followed Russia’s invasion of Ukraine, as well as improved profitability in its refining and chemicals operations. TotalEnergies’ gas business had been exceptional in 2022 as the company has played an important role in sourcing additional gas cargos for the energy-starved European market.
○	Alimentation Couche-Tard is one of the largest convenience store operators in the highly fragmented North American market and has a growing presence in Europe and Asia. The convenience store sector is gaining market share from other categories of retail by virtue of its proximity benefits, faster transaction speeds, extended opening hours and one-stop-shop offerings. Alimentation Couche-Tard is a world-class convenience store operator and over the course of 2022 delivered good results. We believe that its execution of strategy was excellent, and the company remained highly cash generative.
○	Novo Nordisk is a global leader in the treatment of diabetes and obesity. The business had a very strong year, with very strong sales of its new obesity drug, Wegovy. In November 2022, the company reported that its overall sales grew in the first nine months of 2022, with operating profit also rising. Diabetes and obesity sales were robust. While insulin sales, which accounted for 31% of Novo Nordisk’s total sales, remained under pressure given ongoing price pressure in the U.S., the success of diabetes drugs Rybelsus and Ozempic enabled management to raise full-year guidance.
•	From a geographical perspective, Canada, Hong Kong and France represented the three most significant positive relative contributors.
William Blair
•	The energy, consumer discretionary and materials sectors were the largest contributing sectors to our portion of the Fund, from both a stock selection and allocation perspective. We were overweight in the energy sector, relative to the benchmark, and underweight in the consumer discretionary and materials sectors.
•	Individual holdings in our portion of the Fund that contributed most to results during the period included Canadian National Railway Co. (Canada), Reliance Industries Ltd. (India) and Compass Group PLC (United Kingdom).
○	Shares of Canadian National Railway bounced off 2022 lows following a better-than-expected second quarter earnings report in July 2022. However, we liquidated our position in Canadian National in favor of Canadian Pacific in August following Canadian Pacific’s acquisition of Kansas City Southern.
○	Our position in Reliance Industries bolstered relative performance as the company delivered very strong results, benefiting from robust retail trends amid India reopening, rising gas prices, and wireless tariff increases. We believe that Reliance’s transformation from an asset-heavy, cyclical energy business to more diversified, end-consumer businesses with large and expanding total addressable markets is under-appreciated and will continue to drive strong growth and returns over the long term while the commodity business will continue to provide earnings support in the near term.
○	Compass Group is a global leader in outsourced foodservice and other support services to private businesses, schools and colleges, hospitals, and in remote environments. The company is benefiting from the ongoing global trend toward outsourcing foodservice and hospitality services. Share prices outperformed on stronger-than-anticipated organic growth across segments and regions as revenue exceeded pre-COVID levels.
•	India, Luxembourg and Canada were all areas of strength for our portion of the Fund during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,032.90	1,020.71	4.43	4.41	0.87
Class 2	1,000.00	1,000.00	1,032.20	1,019.45	5.71	5.67	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	9

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Argentina 1.0%
Globant SA(a)	23,994	4,034,831
MercadoLibre, Inc.(a)	8,571	7,253,123
Total		11,287,954
Australia 2.5%
Aristocrat Leisure Ltd.	289,365	5,962,599
Cochlear Ltd.	25,500	3,521,740
CSL Ltd.	100,809	19,657,160
Total		29,141,499
Belgium 1.1%
KBC Group NV	205,954	13,260,416
Brazil 0.5%
B3 SA - Brasil Bolsa Balcao	2,494,600	6,241,520
Canada 7.6%
Alimentation Couche-Tard, Inc.	216,700	9,522,637
Canadian National Railway Co.	66,900	7,946,969
Canadian Pacific Railway Ltd.	346,478	25,843,794
Dollarama, Inc.	281,427	16,459,530
Intact Financial Corp.	98,510	14,180,638
Toronto-Dominion Bank (The)	252,648	16,358,678
Total		90,312,246
China 1.9%
China Tourism Group Duty Free Corp., Ltd., Class A	290,897	9,004,328
Contemporary Amperex Technology Co., Ltd., Class A	80,500	4,536,002
Shenzhen Inovance Technology Co., Ltd., Class A	894,491	8,925,102
Total		22,465,432
Denmark 6.3%
Chr. Hansen Holding A/S	79,500	5,718,657
Coloplast A/S, Class B	107,648	12,611,256
DSV A/S	75,193	11,890,810
Novo Nordisk A/S, Class B	280,621	38,112,699
Novozymes AS, Class B	120,700	6,123,559
Total		74,456,981
Common Stocks (continued)
Issuer	Shares	Value ($)
Finland 1.5%
KONE OYJ, Class B	113,500	5,876,094
Neste OYJ	262,732	12,116,409
Total		17,992,503
France 13.1%
Air Liquide SA	43,780	6,213,933
Airbus Group SE	138,125	16,423,408
Dassault Systemes SE	348,198	12,521,085
Hermes International	2,440	3,776,760
L’Oreal SA	50,138	17,954,305
LVMH Moet Hennessy Louis Vuitton SE	44,885	32,662,513
Safran SA	108,449	13,583,671
Sartorius Stedim Biotech	31,333	10,182,226
Teleperformance SA	39,235	9,379,733
TotalEnergies SE	137,200	8,612,484
VINCI SA	237,377	23,663,404
Total		154,973,522
Germany 2.8%
Adidas AG	35,900	4,865,399
Infineon Technologies AG	448,885	13,642,480
Merck KGaA	40,600	7,833,380
Rational AG	1,314	780,289
SAP SE	53,900	5,564,676
Total		32,686,224
Hong Kong 3.5%
AIA Group Ltd.	2,155,000	23,798,509
CLP Holdings Ltd.	603,000	4,393,200
Hang Lung Properties Ltd.	2,101,000	4,092,770
Jardine Matheson Holdings Ltd.	139,700	7,106,657
Techtronic Industries Co., Ltd.	213,500	2,371,312
Total		41,762,448
India 4.3%
Housing Development Finance Corp., Ltd.	453,379	14,413,356
Infosys Ltd.	666,135	12,144,507
Reliance Industries Ltd.	798,752	24,522,176
Total		51,080,039
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Ireland 1.5%
ICON PLC(a)	91,176	17,710,938
Italy 0.2%
Recordati Industria Chimica e Farmaceutica SpA	59,100	2,456,657
Japan 8.7%
Daikin Industries Ltd.	117,300	17,796,006
FANUC Corp.	30,300	4,534,291
Hoya Corp.	166,800	15,975,868
Keyence Corp.	63,640	24,707,898
MISUMI Group, Inc.	125,600	2,729,830
Murata Manufacturing Co., Ltd.	96,400	4,753,984
Obic Co., Ltd.	22,000	3,229,799
Shimadzu Corp.	89,500	2,533,735
Shin-Etsu Chemical Co., Ltd.	127,700	15,593,730
SMC Corp.	13,000	5,428,200
Sysmex Corp.	94,500	5,705,022
Total		102,988,363
Luxembourg 1.9%
Tenaris SA	1,284,775	22,532,017
Netherlands 3.1%
Adyen NV(a)	8,871	12,315,165
ASML Holding NV	44,890	24,476,367
Total		36,791,532
Norway 1.1%
Equinor ASA	362,397	13,024,649
TOMRA Systems ASA	22,744	383,606
Total		13,408,255
Singapore 0.5%
CapitaLand Ascendas REIT	3,165,024	6,482,193
Spain 2.3%
Amadeus IT Group SA, Class A(a)	400,031	20,752,718
Industria de Diseno Textil SA	250,500	6,653,543
Total		27,406,261
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 3.9%
Atlas Copco AB, Class A	1,000,768	11,857,498
Atlas Copco AB, Class B	321,800	3,433,494
Evolution AB	131,220	12,781,411
Hexagon AB, Class B	1,348,426	14,138,371
Indutrade AB	210,131	4,261,350
Total		46,472,124
Switzerland 8.8%
Kuehne & Nagel International AG	31,700	7,369,703
Lonza Group AG, Registered Shares	37,980	18,643,450
Nestlé SA, Registered Shares	57,500	6,641,792
Novartis AG, Registered Shares	73,000	6,606,314
Partners Group Holding AG	10,760	9,527,806
Roche Holding AG, Genusschein Shares	19,400	6,096,209
SGS SA, Registered Shares	2,170	5,054,668
Sika AG	29,186	7,016,408
Straumann Holding AG, Registered Shares	87,620	10,047,489
VAT Group AG	19,200	5,270,736
Zurich Insurance Group AG	46,638	22,296,571
Total		104,571,146
Taiwan 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,133,000	16,455,084
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	118,000	8,789,820
Total		25,244,904
United Kingdom 17.2%
Ashtead Group PLC	215,388	12,235,071
AstraZeneca PLC	191,474	25,910,143
Bunzl PLC	481,254	16,011,399
Compass Group PLC	1,460,999	33,737,437
Diageo PLC	551,760	24,151,570
Experian PLC	614,552	20,813,853
Halma PLC	335,624	7,992,869
Linde PLC	46,786	15,260,658
London Stock Exchange Group PLC	163,749	14,069,510
Prudential PLC	499,000	6,804,012
Rentokil Initial PLC	2,284,032	14,032,562
Segro PLC	657,752	6,059,383

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Spirax-Sarco Engineering PLC	48,488	6,193,401
Total		203,271,868
United States 1.2%
lululemon athletica, Inc.(a)	42,788	13,708,420
Total Common Stocks (Cost $1,181,187,036)		1,168,705,462

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	12,700,334	12,696,524
Total Money Market Funds (Cost $12,695,980)		12,696,524
Total Investments in Securities (Cost $1,193,883,016)		1,181,401,986
Other Assets & Liabilities, Net		3,499,151
Net Assets		$1,184,901,137

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	31,084,383	222,332,697	(240,723,839)	3,283	12,696,524	(8,439)	237,408	12,700,334
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	11,287,954	—	—	11,287,954
Australia	—	29,141,499	—	29,141,499
Belgium	—	13,260,416	—	13,260,416
Brazil	6,241,520	—	—	6,241,520
Canada	90,312,246	—	—	90,312,246
China	—	22,465,432	—	22,465,432
Denmark	—	74,456,981	—	74,456,981
Finland	—	17,992,503	—	17,992,503
France	—	154,973,522	—	154,973,522
Germany	—	32,686,224	—	32,686,224
Hong Kong	—	41,762,448	—	41,762,448
India	—	51,080,039	—	51,080,039
Ireland	17,710,938	—	—	17,710,938
Italy	—	2,456,657	—	2,456,657
Japan	—	102,988,363	—	102,988,363
Luxembourg	—	22,532,017	—	22,532,017
Netherlands	—	36,791,532	—	36,791,532
Norway	—	13,408,255	—	13,408,255
Singapore	—	6,482,193	—	6,482,193
Spain	—	27,406,261	—	27,406,261
Sweden	—	46,472,124	—	46,472,124
Switzerland	—	104,571,146	—	104,571,146
Taiwan	8,789,820	16,455,084	—	25,244,904
United Kingdom	15,260,658	188,011,210	—	203,271,868
United States	13,708,420	—	—	13,708,420
Total Common Stocks	163,311,556	1,005,393,906	—	1,168,705,462
Money Market Funds	12,696,524	—	—	12,696,524
Total Investments in Securities	176,008,080	1,005,393,906	—	1,181,401,986
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	13

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,181,187,036)	$1,168,705,462
Affiliated issuers (cost $12,695,980)	12,696,524
Foreign currency (cost $242)	243
Receivable for:
Investments sold	1,076,048
Capital shares sold	1,689
Dividends	359,099
Foreign tax reclaims	3,348,012
Expense reimbursement due from Investment Manager	1,498
Prepaid expenses	12,899
Total assets	1,186,201,474
Liabilities
Payable for:
Investments purchased	5,154
Capital shares purchased	363,787
Foreign capital gains taxes deferred	704,381
Management services fees	28,965
Distribution and/or service fees	272
Service fees	2,142
Compensation of board members	136,414
Compensation of chief compliance officer	216
Other expenses	59,006
Total liabilities	1,300,337
Net assets applicable to outstanding capital stock	$1,184,901,137
Represented by
Paid in capital	1,230,763,166
Total distributable earnings (loss)	(45,862,029)
Total - representing net assets applicable to outstanding capital stock	$1,184,901,137
Class 1
Net assets	$1,145,609,453
Shares outstanding	113,893,854
Net asset value per share	$10.06
Class 2
Net assets	$39,291,684
Shares outstanding	3,953,911
Net asset value per share	$9.94
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$19,623,831
Dividends — affiliated issuers	237,408
Interfund lending	505
European Union tax reclaim	949,746
Foreign taxes withheld	(2,251,122)
Total income	18,560,368
Expenses:
Management services fees	10,825,891
Distribution and/or service fees
Class 2	105,371
Service fees	27,152
Compensation of board members	22,708
Custodian fees	154,228
Printing and postage fees	11,175
Audit fees	89,274
Legal fees	27,585
Compensation of chief compliance officer	169
Other	26,853
Total expenses	11,290,406
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(499,946)
Total net expenses	10,790,460
Net investment income	7,769,908
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(33,346,966)
Investments — affiliated issuers	(8,439)
Foreign currency translations	(979,059)
Net realized loss	(34,334,464)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(391,243,822)
Investments — affiliated issuers	3,283
Foreign currency translations	(42,948)
Foreign capital gains tax	179,066
Net change in unrealized appreciation (depreciation)	(391,104,421)
Net realized and unrealized loss	(425,438,885)
Net decrease in net assets resulting from operations	$(417,668,977)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	15

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$7,769,908	$830,175
Net realized gain (loss)	(34,334,464)	72,560,718
Net change in unrealized appreciation (depreciation)	(391,104,421)	56,489,164
Net increase (decrease) in net assets resulting from operations	(417,668,977)	129,880,057
Distributions to shareholders
Net investment income and net realized gains
Class 1	(69,892,196)	(66,545,822)
Class 2	(2,488,406)	(2,343,808)
Total distributions to shareholders	(72,380,602)	(68,889,630)
Increase in net assets from capital stock activity	110,892,225	324,521,353
Total increase (decrease) in net assets	(379,157,354)	385,511,780
Net assets at beginning of year	1,564,058,491	1,178,546,711
Net assets at end of year	$1,184,901,137	$1,564,058,491

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	4,736,256	50,439,097	30,014,523	435,939,035
Distributions reinvested	7,161,085	69,892,196	4,675,920	66,545,822
Redemptions	(1,132,300)	(11,913,933)	(13,367,843)	(184,912,011)
Net increase	10,765,041	108,417,360	21,322,600	317,572,846
Class 2
Subscriptions	332,832	3,762,421	560,144	7,982,696
Distributions reinvested	257,599	2,488,406	165,874	2,343,808
Redemptions	(359,260)	(3,775,962)	(236,179)	(3,377,997)
Net increase	231,171	2,474,865	489,839	6,948,507
Total net increase	10,996,212	110,892,225	21,812,439	324,521,353
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$14.64	0.07(c)	(4.00)	(3.93)	—	(0.65)	(0.65)
Year Ended 12/31/2021	$13.86	0.01	1.44	1.45	(0.01)	(0.66)	(0.67)
Year Ended 12/31/2020	$11.46	0.02	2.53	2.55	(0.03)	(0.12)	(0.15)
Year Ended 12/31/2019	$9.46	0.10	2.38	2.48	(0.12)	(0.36)	(0.48)
Year Ended 12/31/2018	$12.29	0.11	(2.35)	(2.24)	(0.12)	(0.47)	(0.59)
Class 2
Year Ended 12/31/2022	$14.51	0.04(c)	(3.96)	(3.92)	—	(0.65)	(0.65)
Year Ended 12/31/2021	$13.77	(0.03)	1.43	1.40	—	(0.66)	(0.66)
Year Ended 12/31/2020	$11.40	(0.01)	2.51	2.50	(0.01)	(0.12)	(0.13)
Year Ended 12/31/2019	$9.42	0.07	2.37	2.44	(0.10)	(0.36)	(0.46)
Year Ended 12/31/2018	$12.24	0.07	(2.32)	(2.25)	(0.10)	(0.47)	(0.57)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.01 per share.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$10.06	(26.69%)	0.91%	0.87%	0.64%	35%	$1,145,609
Year Ended 12/31/2021	$14.64	10.63%	0.90%	0.88%	0.06%	26%	$1,510,036
Year Ended 12/31/2020	$13.86	22.62%	0.93%(d)	0.92%(d)	0.15%	73%	$1,134,033
Year Ended 12/31/2019	$11.46	26.70%	0.93%	0.92%	0.92%	113%	$1,057,916
Year Ended 12/31/2018	$9.46	(18.95%)	0.91%	0.91%	0.92%	19%	$793,614
Class 2
Year Ended 12/31/2022	$9.94	(26.87%)	1.16%	1.12%	0.41%	35%	$39,292
Year Ended 12/31/2021	$14.51	10.33%	1.15%	1.13%	(0.21%)	26%	$54,022
Year Ended 12/31/2020	$13.77	22.30%	1.18%(d)	1.17%(d)	(0.10%)	73%	$44,514
Year Ended 12/31/2019	$11.40	26.36%	1.18%	1.17%	0.67%	113%	$35,306
Year Ended 12/31/2018	$9.42	(19.10%)	1.17%	1.17%	0.64%	19%	$29,694
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	19

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Variable Portfolio – Partners International Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that
22	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.92% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.88% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Walter Scott & Partners Limited and William Blair Investment Management, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2022 through April 30, 2023	Prior to December 1, 2022
Class 1	0.86%	0.87%
Class 2	1.11	1.12
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,228,203)	1,278,456	949,747
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
24	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,277,239	68,103,363	72,380,602	1,016,046	67,873,584	68,889,630
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
5,812,976	—	(33,133,326)	(17,574,621)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,198,976,607	68,874,086	(86,448,707)	(17,574,621)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(33,133,326)	—	(33,133,326)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $493,628,801 and $431,023,501, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,625,000	1.16	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is
26	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
December 31, 2022
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual
28	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
(10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners International Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$2,189,913	$0.02	$19,623,792	$0.17
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
The Fund (or fund in which the Fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Taxes & Distributions page of columbiathreadneedleus.com/investor/, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2023.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
32	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
36	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
 Approval of Subadvisory Agreement Amendment
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - Partners International Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of William Blair Investment Management, LLC (William Blair) and Walter Scott & Partners Limited (collectively, the Subadvisers), the Subadvisers provide portfolio management and related services for the Fund. At their meeting on December 15, 2022, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), approved an amendment to the Subadvisory Agreement between the Investment Manager and William Blair (the William Blair Subadvisory Agreement) for the purpose of reducing the fees payable thereunder by the Investment Manager to William Blair.
The Independent Trustees considered how the amendment to the William Blair Subadvisory Agreement would reduce the subadvisory fee rate paid to William Blair by the Investment Manager under the current William Blair Subadvisory Agreement. The Independent Trustees also considered that the Investment Manager had confirmed that there would not be any change to the nature or quality of the subadvisory services provided as a result of entering into the amendment, and that the William Blair Subadvisory Agreement, as amended, was substantially similar to the current subadvisory agreement in place except for the reduced fee. The Independent Trustees reviewed the performance of the Fund as well as the level of management fees and total expenses paid by the Fund. The Independent Trustees noted that no management fees were proposed to change and that the level of services provided by each of the Investment Manager and William Blair was also not proposed to change. The Independent Trustees also noted that the Board, as part of the 2023 15(c) process, would review the continued reasonableness of each Fund’s management fee, including taking into account the reduced subadvisory fee levels. The Independent Trustees considered the Investment Manager’s voluntary agreement to reduce the expense cap of the Fund by 1 basis point to its Lipper expense universe median, effective December 1, 2022.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	37

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
The Independent Trustees noted the discussion, which is described below, relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and Board meetings in June 2022 (the June Meeting) and, in that connection, the discussion by independent legal counsel of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act and the factors that should be considered in determining whether to approve or renew an investment management agreement. The Independent Trustees considered that they should apply these factors in considering the amendment to the William Blair Subadvisory Agreement. The Independent Trustees also considered that they should take into account the variety of written materials and oral presentations they received at their meeting on December 15, 2022 as well as all of the information previously considered at the June Meeting regarding the proposed 15(c) renewal of the existing Funds’ advisory and subadvisory agreements.
After considering the factors described above relating to the amendment of the William Blair Subadvisory Agreement, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the Fund’s current William Blair Subadvisory Agreement in June 2022, the Board, including all of the Independent Trustees, approved the proposed amendment to the William Blair Subadvisory Agreement.
General conclusions in connection with the Trustees’ previous approval of the continuance of the Fund’s existing advisory agreements
On an annual basis, the Board, including the Independent Trustees, considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting, considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
38	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	39

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadvisers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide comparable subadvisory services. After reviewing
40	Variable Portfolio – Partners International Growth Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Variable Portfolio – Partners International Growth Fund | Annual Report 2022	41

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – Partners International Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7055_12_B01_(02/23)

Annual Report
December 31, 2022
CTIVP® – T. Rowe Price Large Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – T. Rowe Price Large Cap Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital and income.
Portfolio management
T. Rowe Price Associates, Inc.
John Linehan, CFA
Gabriel Solomon
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-4.96	7.02	9.19
Class 2	05/07/10	-5.17	6.75	8.92
Russell 1000 Value Index		-7.54	6.67	10.29
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – T. Rowe Price Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	97.9
Convertible Preferred Stocks	0.2
Money Market Funds	1.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	5.5
Consumer Discretionary	3.1
Consumer Staples	9.1
Energy	8.4
Financials	17.5
Health Care	21.0
Industrials	9.9
Information Technology	8.1
Materials	4.6
Real Estate	4.8
Utilities	8.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 97.20% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of CTIVP® – T. Rowe Price Large Cap Value Fund returned -5.17%. While absolute returns disappointed, the Fund outperformed its benchmark, the Russell 1000 Value Index, which returned -7.54% over the same period.
Market overview
U.S. equities recorded losses in each of the first three quarters of 2022, as the markets contended with rising interest rates and concerns around inflation, compounded by the Russia/Ukraine war and the already-stressed supply-chain disruptions it caused. Early in the period, investors also worried about the impact of the COVID-19 Omicron variant. In the months that followed, the U.S. Federal Reserve’s (Fed) aggressive tightening path — raising interest rates a total of seven times in an effort to curb the highest inflation in four decades — dominated investor sentiment. Higher interest rates caused investors to place less value on a company’s future earnings, punishing high-growth stocks in particular, including several mega-cap technology and internet-related companies. Amid somewhat lower inflation data, albeit from still-high levels, in the third quarter, hopes heightened that “peak inflation” would result in a “soft landing.” But such hopes faded when Fed Chair Powell acknowledged that “no one knows whether this process [of raising rates] will lead to a recession or, if so, how significant that recession would be.”
In the fourth quarter, U.S. equities recorded a modest gain, as investors appeared encouraged that headline consumer inflation moderated in the last months of the year, renewing hopes that a recession might be averted. Still, gains achieved in the October and November rally were largely given back following the Fed’s December policy meeting, which revealed that officials expected further interest rate hikes in 2023. At the end of the period, whether or not earnings expectations accurately reflected a possible recession may have been the main dividing line between bullish and bearish outlooks for the new year.
For the annual period overall, the benchmark finished lower. The energy sector was the best performer during the period, followed by consumer staples, utilities and health care. Conversely, the information technology sector fared the worst, as companies in the sector struggled amid weak economic growth, an inflationary backdrop and a higher interest rate environment.
The Fund’s notable contributors during the period
•	During the period, the Fund outperformed the benchmark, with both stock selection and selector allocation decisions overall contributing positively.
•	More specifically, stock selection in the financials, consumer discretionary and consumer staples sectors contributed positively.
•	Having an underweighted allocation to the consumer discretionary sector, which underperformed the benchmark during the period, also helped.
•	From an individual security perspective, among the Fund’s greatest positive contributors to relative results during the annual period was TotalEnergies SE, a French integrated energy company. Early in the year, TotalEnergies was pressured as the company’s Russian assets and investments were quickly written down by the market following Russia’s invasion of Ukraine. However, its shares then rebounded as the company was selected to participate in a $29 billion liquefied natural gas project in Qatar.
•	A position in oil and natural gas exploration and production company ConocoPhillips added significant value, recording positive absolute returns on demonstrated operational excellence and shareholder-friendly policies during the period. ConocoPhillips also posted a series of quarterly results, wherein earnings and production exceeded consensus expectations amid a favorable backdrop for the energy industry.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Multinational managed health care and insurance company Cigna Corp. contributed positively, performing well on solid results, driven by strength in both its pharmacy benefits and health care segments, including a better than consensus expected medical loss ratio. (Medical loss ratio is a measure of the percentage of premium dollars that a health plan spends on medical claims and quality improvements versus administrative costs.)
The Fund’s notable detractors during the period
•	Stock selection in the energy, industrials and materials sectors detracted from the Fund’s relative results during the period.
•	Having an underweighted allocation to energy, which was the best performing sector in the benchmark during the period, and an overweighted allocation to materials, which lagged the benchmark during the period, also hurt.
•	Among the individual holdings that detracted most from the Fund’s relative results during the period was semiconductor company QUALCOMM, Inc. Despite reporting earnings and revenues that beat consensus expectations for the majority of 2022, the company was negatively affected as inflation concerns and Fed interest rate hikes drove the broader stock market, particularly the information technology sector, lower.
•	Similarly, software behemoth Microsoft Corp. was a notable detractor amid a broad information technology sector decline due to rising inflation and declining consumer demand. Its stock was also hurt when a peer announced weak personal computer sales, news that caused investor concern around Microsoft’s personal computer-related business.
•	Integrated energy company Chevron Corp. was among the biggest detractors from relative results during the period because the Fund did not own its strongly performing stock. Chevron benefited during the period from robust global demand for oil and gas amid a highly supportive macroeconomic backdrop for the energy sector.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,056.40	1,021.61	3.56	3.50	0.69
Class 2	1,000.00	1,000.00	1,055.50	1,020.31	4.90	4.81	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 5.4%
Diversified Telecommunication Services 0.3%
Verizon Communications, Inc.	132,000	5,200,800
Entertainment 1.6%
Walt Disney Co. (The)(a)	338,030	29,368,046
Interactive Media & Services 1.3%
Alphabet, Inc., Class C(a)	109,900	9,751,427
Meta Platforms, Inc., Class A(a)	123,594	14,873,302
Total		24,624,729
Media 2.2%
Comcast Corp., Class A	370,976	12,973,031
News Corp., Class A	1,455,166	26,484,021
Total		39,457,052
Total Communication Services		98,650,627
Consumer Discretionary 3.1%
Auto Components 0.5%
Magna International, Inc.	147,373	8,279,415
Hotels, Restaurants & Leisure 0.6%
Las Vegas Sands Corp.(a)	210,219	10,105,227
Multiline Retail 0.4%
Kohl’s Corp.	309,879	7,824,445
Specialty Retail 1.6%
Best Buy Co., Inc.	235,000	18,849,350
TJX Companies, Inc. (The)	134,828	10,732,309
Total		29,581,659
Total Consumer Discretionary		55,790,746
Consumer Staples 9.0%
Beverages 0.8%
Coca-Cola Co. (The)	244,310	15,540,559
Food & Staples Retailing 2.3%
Walmart, Inc.	293,476	41,611,962
Food Products 2.0%
ConAgra Foods, Inc.	931,526	36,050,056
Household Products 1.6%
Kimberly-Clark Corp.	212,755	28,881,492
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.3%
Philip Morris International, Inc.	417,342	42,239,184
Total Consumer Staples		164,323,253
Energy 8.2%
Oil, Gas & Consumable Fuels 8.2%
ConocoPhillips Co.	259,035	30,566,130
Exxon Mobil Corp.	281,448	31,043,714
TC Energy Corp.	786,284	31,341,280
TotalEnergies SE, ADR	920,206	57,126,389
Total		150,077,513
Total Energy		150,077,513
Financials 17.2%
Banks 8.8%
Bank of America Corp.	1,182,172	39,153,537
Citigroup, Inc.	370,900	16,775,807
Fifth Third Bancorp	650,153	21,331,520
Huntington Bancshares, Inc.	2,153,893	30,369,891
Wells Fargo & Co.	1,281,190	52,900,335
Total		160,531,090
Capital Markets 0.6%
Goldman Sachs Group, Inc. (The)	34,707	11,917,690
Diversified Financial Services 1.4%
Equitable Holdings, Inc.	866,040	24,855,348
Insurance 6.4%
American International Group, Inc.	641,654	40,578,199
Chubb Ltd.	212,724	46,926,914
Hartford Financial Services Group, Inc. (The)	378,587	28,708,252
Total		116,213,365
Total Financials		313,517,493
Health Care 20.4%
Biotechnology 1.4%
AbbVie, Inc.	163,865	26,482,223
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 6.4%
Becton Dickinson and Co.	160,122	40,719,025
Hologic, Inc.(a)	152,920	11,439,945
Medtronic PLC	370,599	28,802,954
Zimmer Biomet Holdings, Inc.	288,175	36,742,312
Total		117,704,236
Health Care Providers & Services 4.9%
Cigna Corp.	107,086	35,481,875
CVS Health Corp.	170,453	15,884,515
Elevance Health, Inc.	74,771	38,355,280
Total		89,721,670
Life Sciences Tools & Services 0.8%
Thermo Fisher Scientific, Inc.	26,388	14,531,608
Pharmaceuticals 6.9%
Bristol-Myers Squibb Co.	201,508	14,498,501
Elanco Animal Health, Inc.(a)	923,239	11,281,980
Johnson & Johnson	311,235	54,979,663
Merck & Co., Inc.	219,728	24,378,822
Pfizer, Inc.	392,909	20,132,657
Total		125,271,623
Total Health Care		373,711,360
Industrials 9.8%
Aerospace & Defense 1.6%
L3Harris Technologies, Inc.	137,749	28,680,719
Air Freight & Logistics 1.6%
United Parcel Service, Inc., Class B	171,124	29,748,196
Airlines 0.4%
Southwest Airlines Co.(a)	243,601	8,202,046
Commercial Services & Supplies 0.2%
Stericycle, Inc.(a)	60,825	3,034,559
Industrial Conglomerates 3.3%
General Electric Co.	387,505	32,469,044
Siemens AG, ADR	392,867	27,068,536
Total		59,537,580
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.7%
Cummins, Inc.	121,991	29,557,200
Stanley Black & Decker, Inc.	264,000	19,831,680
Total		49,388,880
Total Industrials		178,591,980
Information Technology 7.9%
Communications Equipment 0.6%
Cisco Systems, Inc.	235,878	11,237,228
Electronic Equipment, Instruments & Components 0.3%
TE Connectivity Ltd.	47,905	5,499,494
IT Services 2.3%
Fiserv, Inc.(a)	414,698	41,913,527
Semiconductors & Semiconductor Equipment 3.0%
Applied Materials, Inc.	44,458	4,329,320
QUALCOMM, Inc.	352,637	38,768,912
Texas Instruments, Inc.	73,686	12,174,401
Total		55,272,633
Software 0.7%
Microsoft Corp.	54,441	13,056,040
Technology Hardware, Storage & Peripherals 1.0%
Western Digital Corp.(a)	572,000	18,046,600
Total Information Technology		145,025,522
Materials 4.5%
Chemicals 2.8%
CF Industries Holdings, Inc.	163,695	13,946,814
International Flavors & Fragrances, Inc.	232,021	24,325,082
RPM International, Inc.	134,650	13,121,642
Total		51,393,538
Containers & Packaging 1.7%
International Paper Co.	888,029	30,752,444
Total Materials		82,145,982

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 4.7%
Equity Real Estate Investment Trusts (REITS) 4.7%
AvalonBay Communities, Inc.	252,139	40,725,491
Equinix, Inc.	26,745	17,518,778
Weyerhaeuser Co.	915,237	28,372,347
Total		86,616,616
Total Real Estate		86,616,616
Utilities 7.8%
Electric Utilities 3.6%
Entergy Corp.	65,250	7,340,625
Southern Co. (The)	818,960	58,481,934
Total		65,822,559
Multi-Utilities 4.2%
Ameren Corp.	235,787	20,966,180
Dominion Energy, Inc.	327,000	20,051,640
Sempra Energy	236,700	36,579,618
Total		77,597,438
Total Utilities		143,419,997
Total Common Stocks (Cost $1,668,214,905)		1,791,871,089
Convertible Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Health Care 0.2%
Health Care Equipment & Supplies 0.2%
Becton Dickinson and Co.	6.000%	74,140	3,714,414
Pharmaceuticals 0.0%
Elanco Animal Health, Inc.	5.000%	10,173	199,899
Total Health Care			3,914,313
Total Convertible Preferred Stocks (Cost $4,331,118)			3,914,313

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	33,798,984	33,788,844
Total Money Market Funds (Cost $33,786,451)		33,788,844
Total Investments in Securities (Cost: $1,706,332,474)		1,829,574,246
Other Assets & Liabilities, Net		(595,564)
Net Assets		1,828,978,682

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	35,772,647	263,029,813	(265,018,299)	4,683	33,788,844	(7,370)	553,602	33,798,984
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	98,650,627	—	—	98,650,627
Consumer Discretionary	55,790,746	—	—	55,790,746
Consumer Staples	164,323,253	—	—	164,323,253
Energy	150,077,513	—	—	150,077,513
Financials	313,517,493	—	—	313,517,493
Health Care	373,711,360	—	—	373,711,360
Industrials	151,523,444	27,068,536	—	178,591,980
Information Technology	145,025,522	—	—	145,025,522
Materials	82,145,982	—	—	82,145,982
Real Estate	86,616,616	—	—	86,616,616
Utilities	143,419,997	—	—	143,419,997
Total Common Stocks	1,764,802,553	27,068,536	—	1,791,871,089
Convertible Preferred Stocks
Health Care	—	3,914,313	—	3,914,313
Total Convertible Preferred Stocks	—	3,914,313	—	3,914,313
Money Market Funds	33,788,844	—	—	33,788,844
Total Investments in Securities	1,798,591,397	30,982,849	—	1,829,574,246
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,672,546,023)	$1,795,785,402
Affiliated issuers (cost $33,786,451)	33,788,844
Cash	9,823
Receivable for:
Investments sold	432,615
Capital shares sold	20,957
Dividends	4,510,968
Foreign tax reclaims	285,520
Prepaid expenses	16,388
Total assets	1,834,850,517
Liabilities
Payable for:
Investments purchased	2,523,750
Capital shares purchased	3,128,959
Management services fees	34,329
Distribution and/or service fees	324
Service fees	2,314
Compensation of board members	152,678
Compensation of chief compliance officer	352
Other expenses	29,129
Total liabilities	5,871,835
Net assets applicable to outstanding capital stock	$1,828,978,682
Represented by
Trust capital	$1,828,978,682
Total - representing net assets applicable to outstanding capital stock	$1,828,978,682
Class 1
Net assets	$1,781,787,476
Shares outstanding	55,641,608
Net asset value per share	$32.02
Class 2
Net assets	$47,191,206
Shares outstanding	1,520,984
Net asset value per share	$31.03
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$48,170,023
Dividends — affiliated issuers	553,602
Foreign taxes withheld	(1,430,874)
Total income	47,292,751
Expenses:
Management services fees	13,441,793
Distribution and/or service fees
Class 2	112,320
Service fees	28,294
Compensation of board members	32,797
Custodian fees	18,613
Printing and postage fees	10,010
Audit fees	29,723
Legal fees	37,213
Compensation of chief compliance officer	281
Other	86,778
Total expenses	13,797,822
Net investment income	33,494,929
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	234,287,997
Investments — affiliated issuers	(7,370)
Foreign currency translations	(7,151)
Net realized gain	234,273,476
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(374,640,638)
Investments — affiliated issuers	4,683
Foreign currency translations	(579)
Net change in unrealized appreciation (depreciation)	(374,636,534)
Net realized and unrealized loss	(140,363,058)
Net decrease in net assets resulting from operations	$(106,868,129)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$33,494,929	$30,610,234
Net realized gain	234,273,476	201,747,978
Net change in unrealized appreciation (depreciation)	(374,636,534)	260,054,219
Net increase (decrease) in net assets resulting from operations	(106,868,129)	492,412,431
Increase (decrease) in net assets from capital stock activity	(347,573,294)	152,636,535
Total increase (decrease) in net assets	(454,441,423)	645,048,966
Net assets at beginning of year	2,283,420,105	1,638,371,139
Net assets at end of year	$1,828,978,682	$2,283,420,105

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	172,303	5,344,497	20,279,983	566,807,255
Redemptions	(11,052,167)	(360,238,515)	(13,563,239)	(418,510,276)
Net increase (decrease)	(10,879,864)	(354,894,018)	6,716,744	148,296,979
Class 2
Subscriptions	311,671	9,926,306	254,177	7,705,657
Redemptions	(83,878)	(2,605,582)	(112,525)	(3,366,101)
Net increase	227,793	7,320,724	141,652	4,339,556
Total net increase (decrease)	(10,652,071)	(347,573,294)	6,858,396	152,636,535
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$33.69	0.54	(2.21)	(1.67)
Year Ended 12/31/2021	$26.89	0.44	6.36	6.80
Year Ended 12/31/2020	$26.19	0.50	0.20(c)	0.70
Year Ended 12/31/2019	$20.69	0.52	4.98	5.50
Year Ended 12/31/2018	$22.81	0.44	(2.56)	(2.12)
Class 2
Year Ended 12/31/2022	$32.72	0.46	(2.15)	(1.69)
Year Ended 12/31/2021	$26.19	0.35	6.18	6.53
Year Ended 12/31/2020	$25.56	0.44	0.19(c)	0.63
Year Ended 12/31/2019	$20.25	0.45	4.86	5.31
Year Ended 12/31/2018	$22.38	0.38	(2.51)	(2.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$32.02	(4.96%)	0.69%	0.69%	1.69%	30%	$1,781,787
Year Ended 12/31/2021	$33.69	25.29%	0.68%	0.68%	1.40%	32%	$2,241,102
Year Ended 12/31/2020	$26.89	2.67%	0.70%(d)	0.70%(d)	2.20%	37%	$1,608,218
Year Ended 12/31/2019	$26.19	26.58%	0.69%	0.69%	2.17%	28%	$1,987,789
Year Ended 12/31/2018	$20.69	(9.30%)	0.67%	0.67%	1.91%	20%	$1,939,941
Class 2
Year Ended 12/31/2022	$31.03	(5.17%)	0.94%	0.94%	1.48%	30%	$47,191
Year Ended 12/31/2021	$32.72	24.93%	0.93%	0.93%	1.14%	32%	$42,318
Year Ended 12/31/2020	$26.19	2.47%	0.96%(d)	0.96%(d)	1.96%	37%	$30,153
Year Ended 12/31/2019	$25.56	26.22%	0.94%	0.94%	1.94%	28%	$27,449
Year Ended 12/31/2018	$20.25	(9.52%)	0.92%	0.92%	1.70%	20%	$20,084
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s
20	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.68% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with T. Rowe Price Associates, Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.71%
Class 2	0.96
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $596,996,127 and $905,112,756, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2022.
22	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – T. Rowe Price Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – T. Rowe Price Large Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
26	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
28	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
30	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	31

 Approval of Subadvisory Agreement Amendment
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and T. Rowe Price Associates, Inc. (the Subadviser), the Subadviser provides portfolio management and related services for the Fund. At their meeting on September 9, 2022, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), approved an amendment to the Subadvisory Agreement for the purpose of reducing the fees payable thereunder by the Investment Manager to the Subadviser.
The Independent Trustees reviewed and discussed the presentation made at the Contracts Committee meeting on September 8, 2022 regarding the proposed amendment to the Subadvisory Agreement, including information indicating that there would not be any change to the nature or quality of the subadvisory services provided as a result of entering into the amendment. The Independent Trustees considered that the amendment to the Subadvisory Agreement would reduce the fees paid by the Investment Manager to the Subadviser when assets approached or fell slightly below a breakpoint. The Independent Trustees considered that there would be no other changes to the Subadvisory Agreement. It was also observed that the Contracts Committee, as part of the 2023 15(c) process, would review the continued reasonableness of each Fund’s management fee, including taking into account the reduced subadvisory fee levels.
The Independent Trustees noted the discussion, which is described below, relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and Board meetings in June 2022 (the June Meeting) and, in that connection, the discussion by independent legal counsel of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act and the factors that should be considered in determining whether to approve or renew an investment management agreement. The Independent Trustees considered that they should apply these factors in considering the amendment to the Subadvisory Agreement. The Independent Trustees also considered that they should take into account the variety of written materials and oral presentations they received at their meetings in September 2022 as well as all of the information previously considered at the June Meeting regarding the proposed 15(c) renewal of the existing Funds’ advisory and subadvisory agreements.
After considering the factors described above relating to the amendment of the Subadvisory Agreement, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the fund’s current Subadvisory Agreement in June 2022, the Board, including all of the Independent Trustees, approved the proposed amendment to the Subadvisory Agreement.
General conclusions in connection with the Trustees’ previous approval of the continuance of the Fund’s existing advisory agreements
On an annual basis, the Board, including the Independent Trustees, considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting, considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related
32	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadviser under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreement.
Nature, extent and quality of services provided by the Investment Manager and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadviser, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage,
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	33

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring the Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreement. The Board took into account the Investment Manager’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
Additionally, the Board reviewed the performance of the Subadviser and the Investment Manager’s process for monitoring the Subadviser’s performance. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally, and the Investment Manager’s evaluation of the Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
34	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing the Subadviser to provide comparable subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Board did not consider the profitability to the Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022	35

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreement did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
36	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

CTIVP® – T. Rowe Price Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7036_12_B01_(02/23)

Annual Report
December 31, 2022
CTIVP® – CenterSquare Real Estate Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – CenterSquare Real Estate Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – CenterSquare Real Estate Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with current income and capital appreciation.
Portfolio management
CenterSquare Investment Management LLC
Dean Frankel, CFA
Eric Rothman, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-24.12	4.03	4.70
Class 2	05/07/10	-24.33	3.77	4.44
FTSE Nareit Equity REITs Index		-24.37	3.68	6.53
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to June 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The FTSE Nareit Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – CenterSquare Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2022)
Real Estate
Diversified REITs	1.3
Health Care REITs	10.9
Hotel & Resort REITs	3.3
Industrial REITs	15.0
Office REITs	7.1
Residential REITs	20.4
Retail REITs	17.3
Specialized REITs	24.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 84.49% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of CTIVP® – CenterSquare Real Estate Fund returned -24.33%. While absolute returns disappointed, the Fund performed in line with its benchmark, the FTSE Nareit Equity REITs Index, which returned -24.37% during the same period.
Market overview
The U.S. real estate investment trust (REIT) market, as measured by the benchmark, underperformed the broad U.S. equities market, as measured by the -18.11% return of the S&P 500 Index, during the annual period. The U.S. Federal Reserve (Fed) reacted to rising inflation by tightening monetary policy for the first time since the end of 2018. The Fed not only began raising interest rates in the first quarter of 2022, but also ended its quantitative easing policy of buying bonds. The Fed then continued to raise interest rates another six times throughout the annual period, including multiple hikes of 75 basis points. (A basis point is 1/100th of a percentage point.) The yield on the 10-year U.S. Treasury note climbed from 1.52% at the start of 2022 to 3.88% at the end of the year, with a peak above 4% in the fourth quarter. Shorter dated U.S. Treasury yields rose even more, resulting in an inverted yield curve, wherein yields on shorter term maturities were higher than yields on longer term maturities. The Fed’s response seemed to have cooled inflation in the last several months of the annual period, but the ultimate effects of its policy on economic growth remains to be seen.
U.S. equities suffered setbacks in the first three quarters of the year in anticipation of constrictive monetary policy. There was a rally early in the fourth quarter, as investors grew optimistic that the Fed may have been getting close to ending its interest rate hikes or possibly even lowering rates in early 2023. Overall, publicly-listed U.S. real estate securities saw the end to a rally that had begun in the spring of 2020.
The Fund’s notable contributors during the period
•	Effective stock selection in the health care sub-sector contributed most positively to the Fund’s relative results during the period. The Fund benefited most from overweight positions in residential health care names owning senior housing and skilled nursing facility properties.
○	After facing challenges from the COVID-19 Omicron variant, REITs like Ventas Inc. and Omega Healthcare Investors, Inc., in which the Fund held overweight positions, began 2022 with what many investors saw as attractive valuations.
○	As the wave of COVID-19 infections dissipated and operating metrics rebounded, senior housing and skilled nursing facility stocks performed well.
•	Favorable stock selection in the industrial sub-sector also added to the Fund’s performance. The industrial sub-sector was generally out of favor with investors in 2022 due to elevated valuations and the potential for a recession to negatively affect its fundamentals.
○	The Fund benefited from merger and acquisition activity that generated excess returns for Duke Realty Corp., in which the Fund had an overweight position.
○	The Fund also benefited from an overweight to cold storage warehouse REIT Americold Realty Trust, Inc., which recovered during the annual period from previous operational missteps.
•	Both an underweight to and stock selection in the office sub-sector contributed positively to the Fund’s relative results.
○	We believe uncertainty about office space needs in a more flexible in-person work environment and potential recession were drags on the sub-sector’s performance during the annual period, and the Fund’s underweight to this poorly performing sub-sector proved beneficial.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Our preference for owners of high-quality office space in Sunbelt markets, compared to coastal names, and REITs with higher leverage also added to the Fund’s relative results.
•	Ventas, Inc., mentioned earlier, a REIT specializing in the ownership and management of health care facilities, was the biggest individual positive contributor to the Fund’s relative performance during the annual period. Ventas emerged from the worst of the Omicron wave of COVID-19 with what many saw as an attractive valuation, stable fundamentals and recovering occupancy.
•	Sabra Health Care REIT, Inc., a skilled nursing facility owner, similarly emerged from the COVID-19 pandemic in an advantageous position and recovered strongly during the annual period, adding value to the Fund’s relative results.
•	Agree Realty Corp., which acquires and develops properties net-leased to leading retailers, was a top contributor, performing well along with the net-lease sub-sector broadly on favorable growth trends and underlying tenant credit.
The Fund’s notable detractors during the period
•	Being underweight the specialty sub-sector, which performed well during the period, detracted from the Fund’s relative results, more than offsetting effective stock selection within the sub-sector.
○	The Fund was underweight the sub-sector, which is a collection of unrelated property types without a unifying theme, because of our low confidence in the sub-sector’s long-term growth trajectory.
○	However, the defensive nature of some of the sub-sector’s constituents, particularly casino REITs, found favor with investors in 2022.
•	An underweight to the strongly performing net-lease sub-sector detracted as well. We were concerned about growth of net-lease names in a rising interest rate environment, but the market favored the sub-sector for its steady, if unspectacular, growth during the annual period.
•	Having an overweight to and weak stock selection in the alternative housing sub-sector further dampened the Fund’s relative results.
○	We favored single-family rental names. As mortgage rates rose throughout the year, the housing market slowed considerably, and, in response, investors sold single-family rental positions.
○	The Fund remained overweight because we do not believe sub-sector valuations reflected, at the end of the period, the underlying supply and demand imbalance, which should, in our view, keep demand high for rentals.
•	Outfront Media, Inc., which owns billboards and other outdoor advertising space, was the biggest individual detractor from the Fund’s results during the period. This specialty sub-sector name generated weak performance due to lower-than-expected revenues from advertising on mass transit platforms amid a lack of return to offices and the lingering effects of the COVID-19 pandemic.
•	Broadstone Net Lease, Inc. is a REIT that acquires, owns and manages primarily single-tenant commercial real estate properties that are net-leased on a long-term basis to a diversified group of tenants. The company detracted from Fund results, as it experienced idiosyncratic tenant issues, causing its stock to decline during the period. However, as the effect of its weak performance on underlying fundamentals was not significant, in our view, we maintained a Fund overweight in its stock.
•	Medical Properties Trust, Inc., a REIT that invests in health care facilities, detracted, as a series of tenant issues lowered market confidence, leading to negative stock returns. In our view, its underlying business remained strong, and the drop in performance made its valuation attractive.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in real estate investment trusts (REITs) and in securities of other companies principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. Like real estate, real estate investment trusts (REITs) are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. See the Fund’s prospectus for more information on these and other risks.
6	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	933.90	1,021.11	3.83	4.00	0.79
Class 2	1,000.00	1,000.00	931.90	1,019.85	5.04	5.27	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Real Estate 98.8%
Diversified REITs 1.3%
Broadstone Net Lease, Inc.	144,620	2,344,290
Total Diversified REITs		2,344,290
Health Care REITs 10.8%
Healthpeak Properties, Inc.	79,330	1,988,803
Medical Properties Trust, Inc.	236,570	2,635,390
Omega Healthcare Investors, Inc.	27,290	762,755
Sabra Health Care REIT, Inc.	155,300	1,930,379
Ventas, Inc.	129,386	5,828,839
Welltower, Inc.	104,132	6,825,853
Total Health Care REITs		19,972,019
Hotel & Resort REITs 3.2%
Apple Hospitality REIT, Inc.	55,950	882,891
DiamondRock Hospitality Co.	87,700	718,263
Host Hotels & Resorts, Inc.	134,980	2,166,429
Park Hotels & Resorts, Inc.	64,140	756,211
Xenia Hotels & Resorts, Inc.	109,290	1,440,442
Total Hotel & Resort REITs		5,964,236
Industrial REITs 14.8%
Americold Realty Trust, Inc.	67,660	1,915,454
First Industrial Realty Trust, Inc.	81,850	3,950,081
Prologis, Inc.	162,045	18,267,333
Rexford Industrial Realty, Inc.	60,292	3,294,355
Total Industrial REITs		27,427,223
Office REITs 7.0%
Alexandria Real Estate Equities, Inc.	32,050	4,668,724
Cousins Properties, Inc.	62,770	1,587,453
Douglas Emmett, Inc.	104,780	1,642,950
Highwoods Properties, Inc.	61,230	1,713,215
Kilroy Realty Corp.	70,418	2,723,064
Veris Residential, Inc.(a)	39,208	624,584
Total Office REITs		12,959,990
Common Stocks (continued)
Issuer	Shares	Value ($)
Residential REITs 20.2%
American Homes 4 Rent, Class A	92,360	2,783,730
AvalonBay Communities, Inc.	38,960	6,292,819
Equity Residential	106,900	6,307,100
Essex Property Trust, Inc.	6,500	1,377,480
Invitation Homes, Inc.	207,850	6,160,674
Mid-America Apartment Communities, Inc.	22,700	3,563,673
Sun Communities, Inc.	47,540	6,798,220
UDR, Inc.	103,490	4,008,168
Total Residential REITs		37,291,864
Retail REITs 17.1%
Acadia Realty Trust	106,580	1,529,423
Agree Realty Corp.	63,090	4,474,974
Brixmor Property Group, Inc.	162,070	3,674,127
Phillips Edison & Co., Inc.	31,209	993,695
Realty Income Corp.	128,080	8,124,114
Regency Centers Corp.	40,350	2,521,875
RPT Realty	158,742	1,593,770
Simon Property Group, Inc.	52,990	6,225,265
Spirit Realty Capital, Inc.	38,600	1,541,298
Urban Edge Properties	65,050	916,554
Total Retail REITs		31,595,095
Specialized REITs 24.4%
American Tower Corp.	16,769	3,552,680
CubeSmart	29,830	1,200,658
Digital Realty Trust, Inc.	66,070	6,624,839
Equinix, Inc.	15,509	10,158,860
Extra Space Storage, Inc.	15,199	2,236,989
Four Corners Property Trust, Inc.	33,160	859,839
Life Storage, Inc.	36,890	3,633,665
Outfront Media, Inc.	47,001	779,277
Public Storage	29,450	8,251,595
SBA Communications Corp.	14,530	4,072,904
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
VICI Properties, Inc.	114,582	3,712,457
Total Specialized REITs		45,083,763
Total Real Estate		182,638,480
Total Common Stocks (Cost: $197,531,966)		182,638,480

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	1,713,557	1,713,043
Total Money Market Funds (Cost: $1,712,993)		1,713,043
Total Investments in Securities (Cost $199,244,959)		184,351,523
Other Assets & Liabilities, Net		488,629
Net Assets		$184,840,152
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	839,660	24,228,691	(23,355,358)	50	1,713,043	(354)	22,921	1,713,557
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Real Estate	182,638,480	—	—	182,638,480
Total Common Stocks	182,638,480	—	—	182,638,480
Money Market Funds	1,713,043	—	—	1,713,043
Total Investments in Securities	184,351,523	—	—	184,351,523
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $197,531,966)	$182,638,480
Affiliated issuers (cost $1,712,993)	1,713,043
Receivable for:
Investments sold	66,412
Capital shares sold	2,809
Dividends	913,114
Prepaid expenses	7,147
Total assets	185,341,005
Liabilities
Payable for:
Investments purchased	395,787
Capital shares purchased	16,582
Management services fees	3,823
Distribution and/or service fees	181
Service fees	1,434
Compensation of board members	62,067
Compensation of chief compliance officer	35
Other expenses	20,944
Total liabilities	500,853
Net assets applicable to outstanding capital stock	$184,840,152
Represented by
Paid in capital	184,502,161
Total distributable earnings (loss)	337,991
Total - representing net assets applicable to outstanding capital stock	$184,840,152
Class 1
Net assets	$158,574,381
Shares outstanding	25,990,790
Net asset value per share	$6.10
Class 2
Net assets	$26,265,771
Shares outstanding	4,347,287
Net asset value per share	$6.04
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$5,530,260
Dividends — affiliated issuers	22,921
Total income	5,553,181
Expenses:
Management services fees	1,585,700
Distribution and/or service fees
Class 2	74,402
Service fees	19,114
Compensation of board members	13,110
Custodian fees	8,214
Printing and postage fees	6,188
Audit fees	29,610
Legal fees	14,780
Interest on interfund lending	20
Compensation of chief compliance officer	27
Other	8,736
Total expenses	1,759,901
Net investment income	3,793,280
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,606,656
Investments — affiliated issuers	(354)
Net realized gain	14,606,302
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(78,142,315)
Investments — affiliated issuers	50
Net change in unrealized appreciation (depreciation)	(78,142,265)
Net realized and unrealized loss	(63,535,963)
Net decrease in net assets resulting from operations	$(59,742,683)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$3,793,280	$3,186,952
Net realized gain	14,606,302	44,366,045
Net change in unrealized appreciation (depreciation)	(78,142,265)	43,627,913
Net increase (decrease) in net assets resulting from operations	(59,742,683)	91,180,910
Distributions to shareholders
Net investment income and net realized gains
Class 1	(37,423,414)	(24,506,165)
Class 2	(6,236,896)	(3,210,746)
Total distributions to shareholders	(43,660,310)	(27,716,911)
Increase (decrease) in net assets from capital stock activity	23,981,207	(48,319,714)
Total increase (decrease) in net assets	(79,421,786)	15,144,285
Net assets at beginning of year	264,261,938	249,117,653
Net assets at end of year	$184,840,152	$264,261,938

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	225,693	1,701,834	148,159	1,355,549
Distributions reinvested	5,278,338	37,423,414	2,692,985	24,506,165
Redemptions	(2,257,777)	(21,156,150)	(8,235,957)	(76,302,493)
Net increase (decrease)	3,246,254	17,969,098	(5,394,813)	(50,440,779)
Class 2
Subscriptions	333,845	2,594,980	464,483	4,196,638
Distributions reinvested	887,183	6,236,896	355,564	3,210,746
Redemptions	(375,722)	(2,819,767)	(585,103)	(5,286,319)
Net increase	845,306	6,012,109	234,944	2,121,065
Total net increase (decrease)	4,091,560	23,981,207	(5,159,869)	(48,319,714)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$10.08	0.14	(2.32)	(2.18)	(0.14)	(1.66)	(1.80)
Year Ended 12/31/2021	$7.94	0.11	3.07	3.18	(0.13)	(0.91)	(1.04)
Year Ended 12/31/2020	$9.85	0.11	(0.70)	(0.59)	(0.39)	(0.93)	(1.32)
Year Ended 12/31/2019	$7.94	0.19	1.89	2.08	(0.17)	—	(0.17)
Year Ended 12/31/2018	$8.64	0.17	(0.64)	(0.47)	(0.16)	(0.07)	(0.23)
Class 2
Year Ended 12/31/2022	$10.00	0.12	(2.30)	(2.18)	(0.12)	(1.66)	(1.78)
Year Ended 12/31/2021	$7.88	0.09	3.05	3.14	(0.11)	(0.91)	(1.02)
Year Ended 12/31/2020	$9.79	0.11	(0.72)	(0.61)	(0.37)	(0.93)	(1.30)
Year Ended 12/31/2019	$7.89	0.17	1.88	2.05	(0.15)	—	(0.15)
Year Ended 12/31/2018	$8.59	0.15	(0.64)	(0.49)	(0.14)	(0.07)	(0.21)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$6.10	(24.12%)	0.80%(c)	0.80%(c)	1.83%	49%	$158,574
Year Ended 12/31/2021	$10.08	41.44%	0.80%(c)	0.80%(c)	1.24%	57%	$229,250
Year Ended 12/31/2020	$7.94	(4.87%)	0.79%	0.79%	1.37%	98%	$223,363
Year Ended 12/31/2019	$9.85	26.41%	0.77%	0.77%	2.05%	70%	$508,863
Year Ended 12/31/2018	$7.94	(5.58%)	0.77%	0.77%	2.03%	51%	$402,354
Class 2
Year Ended 12/31/2022	$6.04	(24.33%)	1.05%(c)	1.05%(c)	1.60%	49%	$26,266
Year Ended 12/31/2021	$10.00	41.20%	1.05%(c)	1.05%(c)	1.03%	57%	$35,012
Year Ended 12/31/2020	$7.88	(5.18%)	1.05%	1.05%	1.31%	98%	$25,754
Year Ended 12/31/2019	$9.79	26.16%	1.02%	1.02%	1.81%	70%	$30,302
Year Ended 12/31/2018	$7.89	(5.85%)	1.02%	1.02%	1.76%	51%	$24,164
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	17

Notes to Financial Statements
December 31, 2022
Note 1. Organization
CTIVP® – CenterSquare Real Estate Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
18	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.66% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.75% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with CenterSquare Investment Management LLC to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.85%	0.89%
Class 2	1.10	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(49,962)	49,962	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,047,827	21,612,483	43,660,310	3,335,025	24,381,886	27,716,911
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,798,298	12,758,889	—	(16,158,374)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
200,509,897	6,095,715	(22,254,089)	(16,158,374)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $105,166,967 and $120,056,177, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
22	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	450,000	0.73	2
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Real estate sector risk
The risks associated with investments in real estate investment trusts (REITs) subject the Fund to risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of such investments may be affected by, among other factors, changes in the value of the underlying properties owned by the issuer, changes in the prospect for earnings and/or cash flow growth of the investment, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
24	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – CenterSquare Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – CenterSquare Real Estate Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Capital gain dividend
$13,475,473
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
28	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
30	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
32	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

CTIVP® – CenterSquare Real Estate Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7030_12_B01_(02/23)

Annual Report
December 31, 2022
CTIVP® – Westfield Mid Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Westfield Mid Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Westfield Mid Cap Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Westfield Capital Management Company, L.P.
William Muggia
Richard Lee, CFA
Ethan Meyers, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-25.60	8.74	10.19
Class 2	05/07/10	-25.79	8.47	9.91
Russell Midcap Growth Index		-26.72	7.64	11.41
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Westfield Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	97.3
Money Market Funds	2.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	1.4
Consumer Discretionary	15.9
Energy	3.2
Financials	9.2
Health Care	19.3
Industrials	19.4
Information Technology	24.6
Materials	3.6
Real Estate	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2022, approximately 91.04% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of CTIVP® – Westfield Mid Cap Growth Fund returned -25.79%. The Fund outperformed its benchmark, the Russell Midcap Growth Index, which returned -26.72% over the same time period.
Market overview
2022 was characterized by a series of low highs and even lower lows, accompanied by high volatility throughout the year. Fears of inflation, as well as the Federal Reserve’s (Fed) reaction to it, were the year’s central storylines as policy transitioned from being highly accommodative to rapid tightening – a trend that played out across the globe. This shift in monetary policy led to the repricing of all types of risk assets as the “everything bubble” burst in private equity, unicorns, meme stocks, and cryptocurrency. With headline inflation starting to roll over late in the year, the Fed telegraphed the possibility of pause. However, stickier pockets of inflation, such as wages and housing costs, are likely to remain elevated. We think the process of price normalization will take longer than many expect and that inflation is likely to remain relatively high a while longer. Given this environment, there were very few places to hide as the correlation across asset classes was far higher than in recent memory. In fact, 2022 marked a terrible year for the traditional 60/40 stock and bond portfolio, as both declined materially for the year. As speculative pockets of the market get repriced, and mega-cap tech leadership fades, the backdrop for active stock picking continues to improve. We believe the growth-at-any-price investment mentality can no longer work, and a disciplined approach with a focus on high-quality operators trading at reasonable valuations is the best way to navigate this market.
The Fund’s notable contributors during the period
•	The consumer discretionary sector was the strongest relative performer for the Fund during the period, with performance driven by strong stock selection. The sector provided negative absolute returns and underperformed the broader market. The Fund was underweighted in the sector during the period and generated strong relative returns through stock selection and not owning many higher growth, high valuation stocks within the sector.
•	The industrials sector also contributed positively to relative performance during the year, primarily driven by strong stock selection. The Fund’s overweight positioning in the sector also provided a tailwind as the sector outperformed the benchmark.
•	The financials sector was another source of relative strength, driven by a combination of strong stock selection and our overweight positioning of the sector. Financials outperformed the broader market, but absolute returns were negative for the year.
•	Oil and natural gas exploration and production company, Devon Energy Corp. was the top contributor to relative performance. Devon outperformed throughout the year, as we believe investors have come to view the company as a best-in-class operator with strong free cash flow and capital returns.
•	LPL Financial Holdings, a provider of integrated brokerage and investment advisory services, was a top contributor. LPL is sensitive to short-term interest rates and benefited from the swift rise in rates and future rate expectations. The company continues to provide organic growth and remains a key holding in the Fund.
•	Arthur J. Gallagher & Co., a provider of insurance brokerage and risk management services, also contributed to relative results. The company continues to benefit from strong pricing conditions within the property/casualty insurance segment and has guided organic growth higher than peers, which helped to further boost the shares.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable detractors during the period
•	The information technology sector was the biggest detractor from relative returns during the period. The sector underperformed the broader market, driven by the software and IT services groups. The Fund was modestly underweight in the sector during the year, and, importantly, we did not own the high growth, high valuation stocks within software and internet that significantly underperformed throughout the year.
•	The consumer staples sector was also a source of relative weakness, an area where the Fund had no exposure throughout the year. The sector outperformed the broader market, despite negative absolute returns, and the Fund’s underweight allocation was a headwind.
•	The energy sector also detracted from relative returns during the year. While the Fund’s sole investment within the sector, Devon Energy Corp. generated positive absolute returns and significantly outperformed the broader market, our underweight exposure to the sector relative to the benchmark was a performance headwind.
•	ZoomInfo Technologies, a cloud-based sales and marketing information, leadership and development provider, was the Fund’s top detractor. The company underperformed after missing Q3 billings and reducing their full-year 2022 guide, citing a worsening macro environment. We have exited our position in ZoomInfo based on reduced conviction in our original thesis.
•	Disruptive network security pioneer, Zscaler Inc, also detracted from relative returns. Shares drifted lower in the fourth quarter following the release of quarterly earnings in which the company missed buy-side billings expectations and didn’t raise their full-year guidance, citing a worsening macro environment. We continue to favor Zscaler and its combination of growth and profitability while serving a high-priority end-market (cybersecurity).
•	Marvell Technology, Inc., a provider of data infrastructure and semiconductor solutions, detracted from relative results after the company reduced guidance significantly in the fourth quarter, citing weakening data center spending, especially storage, as the main driver, disappointing investors. We continue to have conviction in Marvell as the company has numerous product cycles and is seeing strength in multiple end-markets including carrier infrastructure, enterprise and autos.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,039.70	1,020.86	4.30	4.26	0.84
Class 2	1,000.00	1,000.00	1,038.50	1,019.60	5.57	5.52	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Communication Services 1.4%
Entertainment 1.4%
Live Nation Entertainment, Inc.(a)	61,600	4,295,984
Total Communication Services		4,295,984
Consumer Discretionary 15.5%
Auto Components 1.0%
Aptiv PLC(a)	33,180	3,090,053
Hotels, Restaurants & Leisure 7.3%
Chipotle Mexican Grill, Inc.(a)	5,974	8,288,865
Hilton Worldwide Holdings, Inc.	66,030	8,343,551
Vail Resorts, Inc.	27,310	6,509,339
Total		23,141,755
Internet & Direct Marketing Retail 2.0%
Etsy, Inc.(a)	53,130	6,363,912
Textiles, Apparel & Luxury Goods 5.2%
lululemon athletica, Inc.(a)	30,707	9,837,908
Tapestry, Inc.	175,471	6,681,936
Total		16,519,844
Total Consumer Discretionary		49,115,564
Energy 3.1%
Oil, Gas & Consumable Fuels 3.1%
Devon Energy Corp.	161,820	9,953,548
Total Energy		9,953,548
Financials 8.9%
Banks 1.3%
First Republic Bank	33,230	4,050,405
Capital Markets 3.9%
LPL Financial Holdings, Inc.	24,868	5,375,715
MSCI, Inc.	15,465	7,193,854
Total		12,569,569
Insurance 3.7%
Allstate Corp. (The)	36,350	4,929,060
Arthur J Gallagher & Co.	36,070	6,800,638
Total		11,729,698
Total Financials		28,349,672
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 18.8%
Biotechnology 3.5%
Ascendis Pharma A/S ADR(a)	53,040	6,477,775
Sarepta Therapeutics, Inc.(a)	35,980	4,662,288
Total		11,140,063
Health Care Equipment & Supplies 9.4%
Cooper Companies, Inc. (The)	18,659	6,169,972
DexCom, Inc.(a)	92,650	10,491,686
IDEXX Laboratories, Inc.(a)	19,070	7,779,797
Insulet Corp.(a)	18,408	5,419,131
Total		29,860,586
Health Care Providers & Services 1.9%
Quest Diagnostics, Inc.	38,200	5,976,008
Life Sciences Tools & Services 4.0%
Avantor, Inc.(a)	244,826	5,163,380
ICON PLC(a)	38,590	7,496,108
Total		12,659,488
Total Health Care		59,636,145
Industrials 18.8%
Aerospace & Defense 2.7%
TransDigm Group, Inc.	13,883	8,741,431
Commercial Services & Supplies 3.2%
Copart, Inc.(a)	96,440	5,872,232
Waste Connections, Inc.	31,650	4,195,524
Total		10,067,756
Electrical Equipment 4.9%
AMETEK, Inc.	50,700	7,083,804
Rockwell Automation, Inc.	33,385	8,598,975
Total		15,682,779
Machinery 2.0%
IDEX Corp.	28,380	6,480,005
Professional Services 2.8%
CoStar Group, Inc.(a)	71,590	5,532,475
FTI Consulting, Inc.(a)	20,930	3,323,684
Total		8,856,159
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 3.2%
WESCO International, Inc.(a)	80,260	10,048,552
Total Industrials		59,876,682
Information Technology 23.9%
Electronic Equipment, Instruments & Components 1.6%
Teledyne Technologies, Inc.(a)	12,855	5,140,843
IT Services 4.7%
Genpact Ltd.	91,280	4,228,090
Global Payments, Inc.	56,500	5,611,580
MongoDB, Inc.(a)	25,890	5,096,187
Total		14,935,857
Semiconductors & Semiconductor Equipment 3.8%
Marvell Technology, Inc.	145,940	5,405,618
Microchip Technology, Inc.	95,650	6,719,412
Total		12,125,030
Software 12.0%
Ceridian HCM Holding, Inc.(a)	92,370	5,925,535
Fortinet, Inc.(a)	164,140	8,024,805
HubSpot, Inc.(a)	21,790	6,300,143
Lightspeed Commerce, Inc.(a)	135,619	1,939,352
NiCE Ltd., ADR(a)	25,570	4,917,111
Palo Alto Networks, Inc.(a)	55,960	7,808,658
Zscaler, Inc.(a)	27,860	3,117,534
Total		38,033,138
Technology Hardware, Storage & Peripherals 1.8%
NetApp, Inc.	94,695	5,687,382
Total Information Technology		75,922,250
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.4%
Chemicals 1.6%
Celanese Corp., Class A	50,630	5,176,411
Construction Materials 1.8%
Vulcan Materials Co.	33,040	5,785,635
Total Materials		10,962,046
Real Estate 3.3%
Equity Real Estate Investment Trusts (REITS) 3.3%
Essex Property Trust, Inc.	29,360	6,221,971
Sun Communities, Inc.	30,030	4,294,290
Total		10,516,261
Total Real Estate		10,516,261
Total Common Stocks (Cost $301,835,993)		308,628,152

Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	8,640,651	8,638,059
Total Money Market Funds (Cost $8,637,433)		8,638,059
Total Investments in Securities (Cost: $310,473,426)		317,266,211
Other Assets & Liabilities, Net		663,519
Net Assets		317,929,730

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	9,142,488	105,087,941	(105,592,996)	626	8,638,059	(1,579)	82,810	8,640,651
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	4,295,984	—	—	4,295,984
Consumer Discretionary	49,115,564	—	—	49,115,564
Energy	9,953,548	—	—	9,953,548
Financials	28,349,672	—	—	28,349,672
Health Care	59,636,145	—	—	59,636,145
Industrials	59,876,682	—	—	59,876,682
Information Technology	75,922,250	—	—	75,922,250
Materials	10,962,046	—	—	10,962,046
Real Estate	10,516,261	—	—	10,516,261
Total Common Stocks	308,628,152	—	—	308,628,152
Money Market Funds	8,638,059	—	—	8,638,059
Total Investments in Securities	317,266,211	—	—	317,266,211
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $301,835,993)	$308,628,152
Affiliated issuers (cost $8,637,433)	8,638,059
Receivable for:
Investments sold	615,517
Capital shares sold	507
Dividends	191,857
Expense reimbursement due from Investment Manager	33
Prepaid expenses	9,047
Total assets	318,083,172
Liabilities
Payable for:
Capital shares purchased	43,978
Management services fees	7,073
Distribution and/or service fees	179
Service fees	1,379
Compensation of board members	80,230
Compensation of chief compliance officer	62
Audit fees	14,750
Other expenses	5,791
Total liabilities	153,442
Net assets applicable to outstanding capital stock	$317,929,730
Represented by
Trust capital	$317,929,730
Total - representing net assets applicable to outstanding capital stock	$317,929,730
Class 1
Net assets	$291,820,040
Shares outstanding	8,189,869
Net asset value per share	$35.63
Class 2
Net assets	$26,109,690
Shares outstanding	757,208
Net asset value per share	$34.48
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	11

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$2,997,651
Dividends — affiliated issuers	82,810
Interfund lending	177
Foreign taxes withheld	(4,790)
Total income	3,075,848
Expenses:
Management services fees	2,782,529
Distribution and/or service fees
Class 2	70,643
Service fees	17,757
Compensation of board members	13,710
Custodian fees	11,557
Printing and postage fees	9,414
Audit fees	29,500
Legal fees	16,492
Compensation of chief compliance officer	48
Other	11,275
Total expenses	2,962,925
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(6,595)
Total net expenses	2,956,330
Net investment income	119,518
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,012,941)
Investments — affiliated issuers	(1,579)
Net realized loss	(4,014,520)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(104,689,896)
Investments — affiliated issuers	626
Net change in unrealized appreciation (depreciation)	(104,689,270)
Net realized and unrealized loss	(108,703,790)
Net decrease in net assets resulting from operations	$(108,584,272)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income (loss)	$119,518	$(1,538,118)
Net realized gain (loss)	(4,014,520)	161,419,806
Net change in unrealized appreciation (depreciation)	(104,689,270)	(92,818,320)
Net increase (decrease) in net assets resulting from operations	(108,584,272)	67,063,368
Increase (decrease) in net assets from capital stock activity	79,485	(309,829,368)
Total decrease in net assets	(108,504,787)	(242,766,000)
Net assets at beginning of year	426,434,517	669,200,517
Net assets at end of year	$317,929,730	$426,434,517

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	238,398	8,573,368	33,555	1,463,238
Redemptions	(225,469)	(8,747,179)	(7,419,513)	(310,614,653)
Net increase (decrease)	12,929	(173,811)	(7,385,958)	(309,151,415)
Class 2
Subscriptions	76,858	2,924,539	63,728	2,779,787
Redemptions	(70,047)	(2,671,243)	(80,326)	(3,457,740)
Net increase (decrease)	6,811	253,296	(16,598)	(677,953)
Total net increase (decrease)	19,740	79,485	(7,402,556)	(309,829,368)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$47.89	0.02	(12.28)	(12.26)
Year Ended 12/31/2021	$41.03	(0.14)	7.00	6.86
Year Ended 12/31/2020	$32.18	(0.11)	8.96	8.85
Year Ended 12/31/2019	$22.64	0.07	9.47	9.54
Year Ended 12/31/2018	$23.43	0.01	(0.80)	(0.79)
Class 2
Year Ended 12/31/2022	$46.46	(0.07)	(11.91)	(11.98)
Year Ended 12/31/2021	$39.91	(0.24)	6.79	6.55
Year Ended 12/31/2020	$31.38	(0.19)	8.72	8.53
Year Ended 12/31/2019	$22.13	0.01	9.24	9.25
Year Ended 12/31/2018	$22.96	(0.05)	(0.78)	(0.83)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$35.63	(25.60%)	0.84%	0.84%	0.06%	60%	$291,820
Year Ended 12/31/2021	$47.89	16.72%	0.84%(c)	0.84%(c)	(0.32%)	58%	$391,573
Year Ended 12/31/2020	$41.03	27.50%	0.83%(c)	0.83%(c)	(0.35%)	75%	$638,591
Year Ended 12/31/2019	$32.18	42.14%	0.83%	0.83%	0.25%	70%	$555,819
Year Ended 12/31/2018	$22.64	(3.37%)	0.84%	0.84%	0.05%	72%	$491,881
Class 2
Year Ended 12/31/2022	$34.48	(25.79%)	1.09%	1.09%	(0.19%)	60%	$26,110
Year Ended 12/31/2021	$46.46	16.41%	1.09%(c)	1.09%(c)	(0.56%)	58%	$34,861
Year Ended 12/31/2020	$39.91	27.18%	1.08%(c)	1.08%(c)	(0.60%)	75%	$30,610
Year Ended 12/31/2019	$31.38	41.80%	1.08%	1.08%	0.02%	70%	$26,048
Year Ended 12/31/2018	$22.13	(3.61%)	1.09%	1.09%	(0.20%)	72%	$18,181
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	15

Notes to Financial Statements
December 31, 2022
Note 1. Organization
CTIVP® – Westfield Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	17

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.81% to 0.68% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.81% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Westfield Capital Management Company, L.P. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
18	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.84%
Class 2	1.09
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $206,548,653 and $206,823,570, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,700,000	1.36	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to
20	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
22	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Westfield Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Westfield Mid Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
24	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	25

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
26	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
28	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
30	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

CTIVP® – Westfield Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7040_12_B01_(02/23)

Annual Report
December 31, 2022
Variable Portfolio – Partners Small Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Small Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Small Cap Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Allspring Global Investments, LLC
Thomas Ognar, CFA
Robert Gruendyke, CFA
David Nazaret, CFA
Scout Investments, Inc.
James McBride, CFA
Timothy Miller, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-28.97	4.30	7.58
Class 2	05/07/10	-29.13	4.04	7.31
Russell 2000 Growth Index		-26.36	3.51	9.20
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	1.5
Consumer Discretionary	10.1
Consumer Staples	4.3
Energy	3.5
Financials	5.1
Health Care	27.0
Industrials	16.8
Information Technology	29.0
Materials	1.5
Real Estate	1.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
During the annual period ended December 31, 2022, the Fund was managed by two independent money management firms and each invested a portion of the portfolio’s assets. Allspring Global Investments, LLC (Allspring), and Scout Investments, Inc. (Scout) managed approximately 48.4% and 51.6% of the portfolio, respectively.
At December 31, 2022, approximately 96.86%  of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of Variable Portfolio - Partners Small Cap Growth Fund returned -29.13%. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned -26.36% over the same time period.
Market overview
Inflation and monetary policy drove markets during the year. The continued response of the U.S. Federal Reserve (Fed) to elevated inflation fueled recession fears and negative sentiment among investors. Persistent COVID-19 disruptions also led to global supply chain issues. In addition, the ongoing war in Ukraine continued to impact oil supply and prices.  The U.S. economy shrank modestly in real terms in the first two quarters before rebounding in the third quarter of 2022, with gross domestic product advancing at a 3.2% annualized rate. The Fed continued its tightening campaign by increasing its target rate by 4.25% in 2022, primarily in 75 basis point increments (although the last increase was 50 basis points), one of the sharpest increases in short-term rates in recent history. (A basis point is 1/100 of a percent.) In part driven by anticipated rate hikes, markets rotated away from unprofitable high growth stocks beginning in November of 2021.  This rotation towards quality and profitability was most prominent in the first two quarters of 2022, with a rebound in interest in growth stocks in the third quarter, and another return to outperformance by larger more profitable stocks within the benchmark Russell 2000 Growth Index in the fourth quarter.
The Fund’s notable detractors during the period
Allspring
•	The information technology sector was a notable underperformer for our portion of the Fund given our overweight in the sector that saw broad-based valuation compression. Our investment process focuses on stocks that fit our emphasis on robust and sustainable growth, but higher interest rates severely cut into valuations for stocks in the information technology sector.
•	The consumer discretionary and energy sectors also detracted.
○	Energy stocks did well due to higher energy prices, which became a drag on Fund performance because of our underweight. Our investment process emphasizes companies with sustainable growth that is tied to secular drivers, as opposed to simply benefiting from cyclical growth tied to the economy. Energy is often in the latter group, so while it’s having its revival moment due to global supply constraints amplified by the war in Ukraine, our portfolio will likely maintain an underweight relative to the benchmark.
•	Holdings in our portion of the Fund that detracted from performance included Codexis, Inc., a leading protein engineering company with a particular specialty in enzyme optimization. Shares fell as investors began to abandon companies that were thought to be COVID-19 beneficiaries. We sold our position in Codexis.
•	Rapid7, Inc. provides security data and analytics solutions that enable organizations to implement active cybersecurity. It offers penetration test services, vulnerability management, detection and response services, internet-of-things services, and training and certification. Its platform collects data, making it easy for teams to manage vulnerabilities, monitor for malicious behavior, investigate and shut down attacks and automate a company’s operations. This process
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
allows teams to act quickly to respond to issues that reduce the total cost of ownership. The company reported slowing growth and we determined that its total addressable market may not be as big as competitors with more full-scale solutions. We sold the stock.
•	Semtech Corp. is a supplier of analog and mixed-signal semiconductor products and advanced algorithms. The company designs, develops and markets a range of products for commercial applications, which are sold into the enterprise computing, communications, consumer, commercial and industrial end markets. The company’s shares tumbled during the period after it reported disappointing sequential quarterly bookings with particular weakness from its high-end consumer market segments. Inflationary pressures, supply chain challenges, and the impacts of COVID-19 in China were headwinds for Semtech and its semiconductor peers.
Scout
•	Negative performance from the industrials, energy and materials sectors hurt our portion of the Fund’s performance.
•	Negative stock selection in machinery, healthcare equipment and supplies, construction/engineering and distributors detracted.
•	Overweights relative to the benchmark in information technology, health care and an underweight in the energy sector also hurt performance.
•	Among holdings, Omnicell, Inc., Ambarella, Inc. and Semtech were the weakest performers.
○	Omnicell, a health care technology company, struggled as its profitability was pressured by rising input costs and, later in the year, as the company faced implementation headwinds as hospital clients struggled with staffing required to implement new systems.
○	Semiconductor design company Ambarella underperformed, as the company faced supply constraints and the semiconductor industry underperformed as a group. During the year Ambarella continued to build a strong position in computer vision and won placements with key automotive component suppliers.
○	Semtech lowered guidance as supply constraints and the impact of Chinese COVID-19 restrictions hampered production. The company announced the acquisition of Sierra Wireless, which was poorly received by the market. We eliminated our position in Semtech in the fourth quarter.
The Fund’s notable contributors during the period
Allspring
•	The financials sector was the best-performing sector in our portion of the Fund due to stock selection, notably top positions Kinsale Capital Group, Inc. and Stifel Financial Corp., which performed well during the period.
•	The real estate sector is a small part of the benchmark, and we typically do not find holdings that fit our investment process. The Fund’s lack of exposure to real estate was positive given the sector’s underperformance during the period.
•	Fund holdings that contributed to performance included Shockwave Medical, Inc., a medical device company that provides the only intravascular lithotripsy (IVL) catheter in the coronary artery disease and peripheral arterial disease market. Shockwave Medical has a differentiated offering given its ease of use, ability to treat calcium and safety profile, all of which position the company to drive widespread adoption within multiple areas. The company’s stock price rose during the period after the company continuously beat estimates and showed strong growth.
•	Kinsale Capital Group, Inc. is a pure-play excess and surplus (E&S) insurer. E&S is a segment of the insurance market that provides property and casualty insurance through brokers for consumers with either poor loss history or unique risks that traditional property and casualty market will not cover. The company pays a lower commission to these brokers, but the speed with which the insurance gets underwritten and sold is a key differentiator of the firm’s capabilities. During the period, the stock rose, as the company continues to deliver premium growth and earnings growth. We believe the company remains well positioned given its favorable cost structure over its peers, which is largely due to its technology innovation and lower commission payouts to brokers.
6	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Calix, Inc. is a provider of cloud and software platforms, systems and services that is focused on the access network – the portion of the network that governs available bandwidth and determines the range of services that can be offered to subscribers. Calix develops and markets its cloud and software platforms, systems, and services to broadband service providers (BSPs) through its direct sales force as well as select resellers. Its role-based cloud platforms enable BSP teams, such as operations, marketing and support, to leverage real-time behavioral analytics to anticipate the subscriber’s needs. Calix serves many rural markets where there is strong funding support that we think can sustain growth for years to come. Its shares outperformed during the period.
Scout
•	Our portion of the Fund benefited from its positions in the information technology, health care and consumer discretionary sectors.
•	Favorable stock selection in semiconductors, electronic equipment, life sciences tools and services, and biotechnology also helped.
•	Among Fund holdings, Halozyme Therapeutics, Inc., Impinj, Inc. and HealthEquity, Inc. were the three strongest stocks.
○	Halozyme is a biopharma technology platform focused on facilitating the delivery of injected drugs. It reduces a normal intravenous procedure to a subcutaneous procedure, saving significant time. The company also purchased auto-injector Antares, a transaction that has been favorably received.
○	Impinj is a leading producer of radio frequency identification (RFID) chips used in retail tags, RFID scanners and point-of-sale readers. In our opinion, demand continues to look robust across multiple end-markets and the company is beginning to see improving wafer supply to meet this strong demand, which we believe should drive positive margin leverage.
○	HealthEquity provides healthcare savings accounts, consumer-directed benefit plans and other reimbursement arrangements. Rising interest rates and continued market share gains have benefited the company.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs.  Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,023.40	1,020.81	4.31	4.31	0.85
Class 2	1,000.00	1,000.00	1,022.20	1,019.55	5.58	5.57	1.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 1.5%
Interactive Media & Services 0.8%
Ziff Davis, Inc.(a)	56,156	4,441,940
Media 0.7%
Magnite, Inc.(a)	265,624	2,812,958
TechTarget, Inc.(a)	22,300	982,538
Total		3,795,496
Total Communication Services		8,237,436
Consumer Discretionary 9.9%
Auto Components 1.9%
Fox Factory Holding Corp.(a)	45,265	4,129,526
Patrick Industries, Inc.	60,397	3,660,058
Stoneridge, Inc.(a)	140,652	3,032,457
Total		10,822,041
Automobiles 0.6%
Thor Industries, Inc.	42,803	3,231,199
Diversified Consumer Services 0.7%
OneSpaWorld Holdings Ltd.(a)	388,312	3,622,951
Hotels, Restaurants & Leisure 3.4%
Cheesecake Factory, Inc. (The)	91,084	2,888,274
Cracker Barrel Old Country Store, Inc.	26,075	2,470,346
First Watch Restaurant Group, Inc.(a)	87,159	1,179,261
Hilton Grand Vacations, Inc.(a)	106,200	4,092,948
Lindblad Expeditions Holdings, Inc.(a)	174,082	1,340,431
Papa John’s International, Inc.	64,955	5,346,446
Wingstop, Inc.	14,394	1,980,902
Total		19,298,608
Household Durables 1.5%
Installed Building Products, Inc.	57,130	4,890,328
LGI Homes, Inc.(a)	39,791	3,684,647
Total		8,574,975
Specialty Retail 0.9%
Boot Barn Holdings, Inc.(a)	14,625	914,355
Leslie’s, Inc.(a)	92,173	1,125,432
Monro, Inc.	65,885	2,978,002
Total		5,017,789
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.9%
Crocs, Inc.(a)	23,560	2,554,611
Deckers Outdoor Corp.(a)	1,759	702,122
G-III Apparel Group Ltd.(a)	138,690	1,901,440
Total		5,158,173
Total Consumer Discretionary		55,725,736
Consumer Staples 4.3%
Beverages 1.1%
Celsius Holdings, Inc.(a)	22,530	2,344,021
Duckhorn Portfolio, Inc. (The)(a)	168,555	2,792,957
MGP Ingredients, Inc.	7,800	829,764
Total		5,966,742
Food & Staples Retailing 2.1%
Performance Food Group, Inc.(a)	109,056	6,367,780
The Chefs’ Warehouse(a)	162,605	5,411,494
Total		11,779,274
Food Products 0.6%
Simply Good Foods Co. (The)(a)	82,593	3,141,012
Personal Products 0.5%
elf Beauty, Inc.(a)	52,964	2,928,909
Thorne HealthTech, Inc.(a)	31,368	113,866
Total		3,042,775
Total Consumer Staples		23,929,803
Energy 3.5%
Energy Equipment & Services 1.3%
Core Laboratories NV	158,273	3,208,194
Helmerich & Payne, Inc.	78,800	3,906,116
Total		7,114,310
Oil, Gas & Consumable Fuels 2.2%
Excelerate Energy, Inc., Class A	129,523	3,244,551
Kimbell Royalty Partners LP	176,380	2,945,546
Matador Resources Co.	45,500	2,604,420
Talos Energy, Inc.(a)	41,200	777,856
Viper Energy Partners LP	88,400	2,810,236
Total		12,382,609
Total Energy		19,496,919
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 5.1%
Banks 0.6%
Hilltop Holdings, Inc.	103,982	3,120,500
Capital Markets 2.1%
Cohen & Steers, Inc.	79,581	5,137,749
PJT Partners, Inc.	56,914	4,193,993
Stifel Financial Corp.	44,570	2,601,551
Total		11,933,293
Insurance 1.6%
Kinsale Capital Group, Inc.	34,791	9,098,542
Thrifts & Mortgage Finance 0.8%
Axos Financial, Inc.(a)	110,305	4,215,857
Total Financials		28,368,192
Health Care 26.6%
Biotechnology 6.0%
Apellis Pharmaceuticals, Inc.(a)	22,000	1,137,620
Arcutis Biotherapeutics, Inc.(a)	235,947	3,492,016
Coherus Biosciences, Inc.(a)	339,777	2,691,034
Cytokinetics, Inc.(a)	40,600	1,860,292
Eagle Pharmaceuticals, Inc.(a)	72,631	2,123,004
Halozyme Therapeutics, Inc.(a)	213,167	12,129,202
Immunocore Holdings PLC, ADR(a)	21,100	1,204,177
Insmed, Inc.(a)	164,807	3,292,844
Vericel Corp.(a)	210,776	5,551,840
Total		33,482,029
Health Care Equipment & Supplies 10.7%
Axonics, Inc.(a)	94,100	5,884,073
ICU Medical, Inc.(a)	23,487	3,698,733
Inari Medical, Inc.(a)	65,000	4,131,400
Inspire Medical Systems, Inc.(a)	19,049	4,798,062
Integer Holdings Corp.(a)	56,639	3,877,506
iRhythm Technologies, Inc.(a)	33,300	3,119,211
Lantheus Holdings, Inc.(a)	36,467	1,858,358
LeMaitre Vascular, Inc.	104,328	4,801,174
Omnicell, Inc.(a)	58,940	2,971,755
OrthoPediatrics Corp.(a)	57,025	2,265,603
Outset Medical, Inc.(a)	60,370	1,558,753
Shockwave Medical, Inc.(a)	17,360	3,569,390
Common Stocks (continued)
Issuer	Shares	Value ($)
SI-BONE, Inc.(a)	154,620	2,102,832
Silk Road Medical, Inc.(a)	75,733	4,002,489
TransMedics Group, Inc.(a)	124,483	7,683,091
Treace Medical Concepts, Inc.(a)	77,000	1,770,230
Varex Imaging Corp.(a)	106,129	2,154,419
Total		60,247,079
Health Care Providers & Services 5.2%
AdaptHealth Corp.(a)	218,415	4,197,936
AMN Healthcare Services, Inc.(a)	64,403	6,621,917
Castle Biosciences, Inc.(a)	78,138	1,839,369
HealthEquity, Inc.(a)	152,608	9,406,757
ModivCare, Inc.(a)	32,140	2,883,922
Privia Health Group, Inc.(a)	57,369	1,302,850
U.S. Physical Therapy, Inc.	35,627	2,886,856
Total		29,139,607
Health Care Technology 0.4%
Evolent Health, Inc., Class A(a)	72,650	2,040,012
Life Sciences Tools & Services 1.6%
Akoya Biosciences, Inc.(a)	40,892	391,336
Medpace Holdings, Inc.(a)	35,204	7,477,682
NeoGenomics, Inc.(a)	138,179	1,276,774
Total		9,145,792
Pharmaceuticals 2.7%
Amylyx Pharmaceuticals, Inc.(a)	58,610	2,165,639
Harmony Biosciences Holdings, Inc.(a)	42,000	2,314,200
Pacira Pharmaceuticals, Inc.(a)	76,821	2,966,059
Revance Therapeutics, Inc.(a)	108,687	2,006,362
Supernus Pharmaceuticals, Inc.(a)	158,685	5,660,294
Total		15,112,554
Total Health Care		149,167,073
Industrials 16.6%
Aerospace & Defense 0.6%
Kratos Defense & Security Solutions, Inc.(a)	328,726	3,392,452
Air Freight & Logistics 1.0%
Forward Air Corp.	51,008	5,350,229
Building Products 0.7%
Zurn Elkay Water Solutions Corp.	192,145	4,063,867

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 2.0%
Aris Water Solution, Inc.	227,461	3,277,713
Casella Waste Systems, Inc., Class A(a)	102,280	8,111,827
Total		11,389,540
Construction & Engineering 1.3%
Construction Partners, Inc., Class A(a)	44,040	1,175,428
Dycom Industries, Inc.(a)	66,409	6,215,882
Total		7,391,310
Electrical Equipment 1.9%
Array Technologies, Inc.(a)	12,800	247,424
Regal Rexnord Corp.	5,540	664,689
Shoals Technologies Group, Inc., Class A(a)	135,716	3,348,114
TPI Composites, Inc.(a)	163,143	1,654,270
Vicor Corp.(a)	81,075	4,357,781
Total		10,272,278
Machinery 3.1%
Albany International Corp., Class A	53,062	5,231,383
Chart Industries, Inc.(a)	38,823	4,473,574
Evoqua Water Technologies Corp.(a)	108,300	4,288,680
SPX Technologies, Inc.(a)	51,227	3,363,053
Total		17,356,690
Professional Services 2.5%
ASGN, Inc.(a)	84,785	6,908,282
Insperity, Inc.	62,458	7,095,229
Total		14,003,511
Road & Rail 0.5%
Marten Transport Ltd.	54,700	1,081,966
Saia, Inc.(a)	8,480	1,778,086
Total		2,860,052
Trading Companies & Distributors 3.0%
Applied Industrial Technologies, Inc.	86,337	10,881,052
Global Industrial Co.	119,873	2,820,612
SiteOne Landscape Supply, Inc.(a)	27,920	3,275,574
Total		16,977,238
Total Industrials		93,057,167
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 28.6%
Communications Equipment 1.8%
Calix, Inc.(a)	130,400	8,923,272
Harmonic, Inc.(a)	82,700	1,083,370
Total		10,006,642
Electronic Equipment, Instruments & Components 5.1%
Advanced Energy Industries, Inc.	47,546	4,078,496
Coherent Corp.(a)	96,813	3,398,136
ePlus, Inc.(a)	85,246	3,774,693
Fabrinet(a)	44,751	5,737,973
Novanta, Inc.(a)	53,213	7,230,051
Plexus Corp.(a)	43,814	4,509,775
Total		28,729,124
IT Services 6.0%
DigitalOcean Holdings, Inc.(a)	119,432	3,041,933
Endava PLC, ADR(a)	37,698	2,883,897
Evo Payments, Inc., Class A(a)	125,105	4,233,553
ExlService Holdings, Inc.(a)	31,800	5,387,874
Flywire Corp.(a)	168,319	4,118,766
I3 Verticals, Inc.(a)	178,939	4,355,375
Shift4 Payments, Inc., Class A(a)	75,300	4,211,529
TTEC Holdings, Inc.	47,558	2,098,735
WNS Holdings Ltd., ADR(a)	40,200	3,215,598
Total		33,547,260
Semiconductors & Semiconductor Equipment 7.0%
Allegro MicroSystems, Inc.(a)	175,059	5,255,271
Ambarella, Inc.(a)	61,724	5,075,564
Credo Technology Group Holding Ltd.(a)	324,090	4,313,638
Diodes, Inc.(a)	73,400	5,588,676
Impinj, Inc.(a)	53,089	5,796,257
Power Integrations, Inc.	52,995	3,800,801
Semtech Corp.(a)	151,240	4,339,076
Silicon Laboratories, Inc.(a)	20,025	2,716,792
Ultra Clean Holdings, Inc.(a)	72,945	2,418,127
Total		39,304,202

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 8.7%
Box, Inc., Class A(a)	196,066	6,103,535
CyberArk Software Ltd.(a)	24,449	3,169,813
Descartes Systems Group, Inc. (The)(a)	66,564	4,636,183
EngageSmart, Inc.(a)	88,800	1,562,880
Envestnet, Inc.(a)	56,728	3,500,118
Jamf Holding Corp.(a)	106,595	2,270,473
Paycor HCM, Inc.(a)	165,471	4,049,075
Qualys, Inc.(a)	36,483	4,094,487
Sprout Social, Inc., Class A(a)	64,930	3,665,948
SPS Commerce, Inc.(a)	79,368	10,193,232
Verint Systems, Inc.(a)	98,252	3,564,582
Workiva, Inc., Class A(a)	21,760	1,827,187
Total		48,637,513
Total Information Technology		160,224,741
Materials 1.5%
Chemicals 0.9%
Balchem Corp.	40,915	4,996,130
Metals & Mining 0.6%
Materion Corp.	38,586	3,376,661
Total Materials		8,372,791
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 1.1%
Equity Real Estate Investment Trusts (REITS) 1.1%
CareTrust REIT, Inc.	210,934	3,919,153
UMH Properties, Inc.	149,648	2,409,333
Total		6,328,486
Total Real Estate		6,328,486
Total Common Stocks (Cost $553,704,467)		552,908,344

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	7,129,732	7,127,593
Total Money Market Funds (Cost $7,127,020)		7,127,593
Total Investments in Securities (Cost: $560,831,487)		560,035,937
Other Assets & Liabilities, Net		173,454
Net Assets		560,209,391

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	4,604,054	117,999,245	(115,476,363)	657	7,127,593	(338)	175,537	7,129,732
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,237,436	—	—	8,237,436
Consumer Discretionary	55,725,736	—	—	55,725,736
Consumer Staples	23,929,803	—	—	23,929,803
Energy	19,496,919	—	—	19,496,919
Financials	28,368,192	—	—	28,368,192
Health Care	149,167,073	—	—	149,167,073
Industrials	93,057,167	—	—	93,057,167
Information Technology	160,224,741	—	—	160,224,741
Materials	8,372,791	—	—	8,372,791
Real Estate	6,328,486	—	—	6,328,486
Total Common Stocks	552,908,344	—	—	552,908,344
Money Market Funds	7,127,593	—	—	7,127,593
Total Investments in Securities	560,035,937	—	—	560,035,937
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	13

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $553,704,467)	$552,908,344
Affiliated issuers (cost $7,127,020)	7,127,593
Receivable for:
Investments sold	140,049
Capital shares sold	207
Dividends	174,187
Expense reimbursement due from Investment Manager	622
Prepaid expenses	10,422
Total assets	560,361,424
Liabilities
Payable for:
Investments purchased	28,587
Capital shares purchased	10,144
Management services fees	13,289
Distribution and/or service fees	113
Service fees	838
Compensation of board members	75,972
Compensation of chief compliance officer	110
Audit fees	14,750
Other expenses	8,230
Total liabilities	152,033
Net assets applicable to outstanding capital stock	$560,209,391
Represented by
Trust capital	$560,209,391
Total - representing net assets applicable to outstanding capital stock	$560,209,391
Class 1
Net assets	$543,776,382
Shares outstanding	20,070,227
Net asset value per share	$27.09
Class 2
Net assets	$16,433,009
Shares outstanding	626,079
Net asset value per share	$26.25
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$2,280,708
Dividends — affiliated issuers	175,537
Interfund lending	185
Foreign taxes withheld	(649)
Total income	2,455,781
Expenses:
Management services fees	5,050,118
Distribution and/or service fees
Class 2	42,518
Service fees	10,586
Compensation of board members	17,703
Custodian fees	21,348
Printing and postage fees	13,129
Audit fees	29,500
Legal fees	19,599
Compensation of chief compliance officer	81
Other	15,646
Total expenses	5,220,228
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(159,575)
Total net expenses	5,060,653
Net investment loss	(2,604,872)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(44,176,541)
Investments — affiliated issuers	(338)
Net realized loss	(44,176,879)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(164,731,812)
Investments — affiliated issuers	657
Net change in unrealized appreciation (depreciation)	(164,731,155)
Net realized and unrealized loss	(208,908,034)
Net decrease in net assets resulting from operations	$(211,512,906)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	15

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment loss	$(2,604,872)	$(4,822,844)
Net realized gain (loss)	(44,176,879)	163,650,235
Net change in unrealized appreciation (depreciation)	(164,731,155)	(84,366,066)
Net increase (decrease) in net assets resulting from operations	(211,512,906)	74,461,325
Increase (decrease) in net assets from capital stock activity	39,980,602	(166,372,322)
Total decrease in net assets	(171,532,304)	(91,910,997)
Net assets at beginning of year	731,741,695	823,652,692
Net assets at end of year	$560,209,391	$731,741,695

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,762,453	47,637,402	1,253,539	47,088,309
Redemptions	(372,704)	(10,819,341)	(5,509,554)	(215,620,168)
Net increase (decrease)	1,389,749	36,818,061	(4,256,015)	(168,531,859)
Class 2
Subscriptions	148,910	4,378,680	133,941	4,994,351
Redemptions	(42,994)	(1,216,139)	(76,631)	(2,834,814)
Net increase	105,916	3,162,541	57,310	2,159,537
Total net increase (decrease)	1,495,665	39,980,602	(4,198,705)	(166,372,322)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$38.14	(0.13)	(10.92)	(11.05)
Year Ended 12/31/2021	$35.22	(0.24)	3.16	2.92
Year Ended 12/31/2020	$25.38	(0.14)	9.98	9.84
Year Ended 12/31/2019	$20.93	(0.09)	4.54	4.45
Year Ended 12/31/2018	$21.95	(0.11)	(0.91)	(1.02)
Class 2
Year Ended 12/31/2022	$37.04	(0.19)	(10.60)	(10.79)
Year Ended 12/31/2021	$34.29	(0.32)	3.07	2.75
Year Ended 12/31/2020	$24.77	(0.20)	9.72	9.52
Year Ended 12/31/2019	$20.48	(0.14)	4.43	4.29
Year Ended 12/31/2018	$21.53	(0.17)	(0.88)	(1.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$27.09	(28.97%)	0.88%	0.86%	(0.44%)	39%	$543,776
Year Ended 12/31/2021	$38.14	8.29%	0.87%(c)	0.87%(c)	(0.61%)	48%	$712,475
Year Ended 12/31/2020	$35.22	38.77%	0.88%	0.87%	(0.52%)	63%	$807,783
Year Ended 12/31/2019	$25.38	21.26%	0.88%	0.87%	(0.38%)	90%	$574,507
Year Ended 12/31/2018	$20.93	(4.65%)	0.87%	0.86%	(0.46%)	113%	$579,389
Class 2
Year Ended 12/31/2022	$26.25	(29.13%)	1.13%	1.11%	(0.68%)	39%	$16,433
Year Ended 12/31/2021	$37.04	8.02%	1.12%(c)	1.12%(c)	(0.85%)	48%	$19,267
Year Ended 12/31/2020	$34.29	38.43%	1.13%	1.12%	(0.77%)	63%	$15,870
Year Ended 12/31/2019	$24.77	20.95%	1.13%	1.12%	(0.62%)	90%	$11,277
Year Ended 12/31/2018	$20.48	(4.88%)	1.12%	1.11%	(0.70%)	113%	$8,375
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	19

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Variable Portfolio – Partners Small Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.86% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Allspring Global Investments, LLC and Scout Investments, Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
22	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2022 through April 30, 2023	Prior to May 1, 2022
Class 1	0.85%	0.87%
Class 2	1.10	1.12
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $264,206,858 and $229,093,346, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,200,000	2.08	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to
24	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
26	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Small Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
30	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
32	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
34	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – Partners Small Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7057_12_B01_(02/23)

Annual Report
December 31, 2022
CTIVP® – TCW Core Plus Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – TCW Core Plus Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – TCW Core Plus Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return through current income and capital appreciation.
Portfolio management
TCW Investment Management Company LLC
Laird Landmann
Stephen Kane, CFA
Bryan Whalen, CFA
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-14.19	0.15	0.95
Class 2	05/07/10	-14.31	-0.08	0.71
Bloomberg U.S. Aggregate Bond Index		-13.01	0.02	1.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – TCW Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2022)
Asset-Backed Securities — Non-Agency	4.1
Commercial Mortgage-Backed Securities - Agency	0.5
Commercial Mortgage-Backed Securities - Non-Agency	3.0
Common Stocks	0.1
Corporate Bonds & Notes	22.9
Foreign Government Obligations	1.2
Inflation-Indexed Bonds	0.1
Money Market Funds(a)	18.6
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	29.4
Residential Mortgage-Backed Securities - Non-Agency	6.7
Senior Loans	1.3
Treasury Bills	1.9
U.S. Treasury Obligations	9.8
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its principal investment strategies. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2022)
AAA rating	58.1
AA rating	2.7
A rating	11.1
BBB rating	16.4
BB rating	2.3
B rating	2.4
CCC rating	1.2
CC rating	0.2
Not rated	5.6
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

MANAGER DISCUSSION OF FUND PERFORMANCE
(Unaudited)
At December 31, 2022, approximately 99.37% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2022, Class 2 shares of CTIVP® – TCW Core Plus Bond Fund returned -14.31%. The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -13.01% during the same period.
Market overview
Much as any year brings its share of the unexpected, possibly the biggest surprise of 2022 was the U.S. Federal Reserve (Fed) finding a long-lost resolve in the face of a capital markets-wide selloff, precipitated by inflation propagated by the COVID-19 pandemic. The tumult of the year on the markets would be hard to overstate. Pricing weakness was felt across asset classes, with broad stock and bond measures dropping significantly, a rarity in the record books and a nemesis to diversification. Compounding the deleterious effect of one of the most hawkish and synchronized central bank tightening campaigns in history, low bond yields and relatively lofty stock valuations to start the year set the stage for such disappointing results. (Hawkish tends to suggest higher interest rates; opposite of dovish.) What periodic relief there was in 2022 manifested itself as a pattern of sporadic bear market rallies and a near obsession with the word “pivot,” though optimism proved unsustainable.
Although we believe it was late to take action to combat inflation, the Fed initiated its aggressive tightening measures in March 2022 and then implemented an additional six interest rate hikes, bringing the targeted federal funds rate to a range of 4.25% to 4.50% by the end of the year. Resilient labor markets, provided continuing cover for expectations of further tightening early in 2023 and a peak federal funds rate near 5%. Fed action has historically worked with a lag, but the first effects of slowing economic activity showed up in the interest rate-sensitive housing market. Existing home sales fell for ten consecutive months in 2022 and were down more than 35% on a year-over-year basis at the end of the annual period, as mortgage rates rose off historically low levels and affordability sharply deteriorated for new homebuyers on the higher financing costs and still high house prices.
Finding 4% for the first time since 2010 in early October 2022 and reaching a high of 4.24% later in the same month, the 10-year U.S. Treasury yield stabilized somewhat lower to close 2022 at 3.89%, though still nearly 240 basis points above where it started the period. Fixed income remediated into the fourth quarter on reduced rate volatility, with the benchmark actually gaining 1.9% in the quarter. But earlier losses were too steep to overcome, and the benchmark fell more than 13% for the annual period overall. Credit markets lagged in 2022, as spreads, or yield differentials to U.S. Treasuries, widened in both the investment-grade and high-yield markets. Despite a fourth quarter rally, the amount of distressed debt in the U.S. alone jumped more than 300% in 12 months.
Even more affected than the corporate bond market, agency mortgage-backed securities spreads reached levels similar to where they were in 2008 and delivered a double-digit negative return despite rallying in the fourth quarter. Similarly, non-agency mortgage-backed securities spreads reflected weaker economic expectations than those priced by credit markets, resulting in deeply negative annual returns, albeit better than the agency mortgage-backed securities sector. Meanwhile, commercial real estate remained vulnerable, as the work-from-home dynamic weighed on office properties, adding to stress in brick-and-mortar retailers and translating to lagging results and an increasing percentage of commercial mortgage-backed securities (CMBS) collateral loans going to special servicing. Both agency and non-agency CMBS tumbled during the annual period, with the agency market dragged down mostly on duration, while non-agency CMBS experienced more pronounced spread widening. On the asset-backed securities front, early signs of stress were emerging despite a more modestly negative annual return, with delinquencies and write-offs picking up, especially among the highest risk borrowers.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	5

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)
(Unaudited)
The Fund’s notable detractors during the period
•	The Fund’s yield curve positioning detracted from performance, as the Fund maintained a curve steepening bias throughout the period, with an overweight to two- and five-year maturities and an underweight to longer maturities. This positioning detracted as rates rose substantially during the period, led by shorter maturities, and the yield curve flattened.
•	Within the corporate credit sector, an increased emphasis on banking credits hurt, as banking credits trailed duration-adjusted U.S. Treasuries, other corporate credit segments and the broader benchmark during the period, largely as a result of programmatic issuance and heavy supply.
•	Issue selection among communications and health care names within the corporate credit sector also detracted.
•	Securitized holdings also detracted from performance, mainly within the Fund’s residential mortgage-backed securities position.
○	The Fund’s overweight to agency mortgage-backed securities dampened relative results, as the sector significantly lagged duration-adjusted U.S. Treasuries during the period.
○	The Fund’s exposure to non-agency mortgage-backed securities also hurt, as broad macroeconomic uncertainty and elevated volatility pushed these securities’ yield spreads wider and prices lower.
○	Allocations to CMBS and asset-backed securities further detracted, as each trailed duration-adjusted U.S. Treasuries during the period.
The Fund’s notable contributors during the period
•	The Fund’s defensive positioning was one of the overarching themes that benefited results during the period — expressed in two main ways.
•	First, the Fund’s duration positioning overall boosted its relative results. A shorter duration means that a fund is less sensitive to changes in interest rates.
○	The Fund maintained a shorter duration than that of the benchmark for the first several months of the period, as a combination of low yields and rich valuations informed the cautious stance. With the Fed embarking on the most aggressive hiking cycle in decades, the Fund was initially insulated from the worst of the effects of rising rates.
○	With U.S. Treasury yields surging in March, we lengthened duration in a disciplined manner, moving to a longer position than the benchmark in April and maintained that positioning through the end of the period. While the longer duration stance detracted in months when rates rose, the notable decline in rates in November proved effective.
•	Second, in accordance with our value-oriented process, the Fund was prudently underweight corporate credit early in the period, as many issues were trading through historical average spread ranges, with valuations not compelling enough, in our view, to warrant a substantial underwriting of risk. As economic conditions became increasingly strained during 2022, especially in the second quarter, a combination of wider yield spread levels, improving valuations and market dislocations provided an opportunity for us to add Fund exposure at what we saw as favorable levels and move to an overweight position in corporate credit, a position maintained through the end of the period.
○	Additions were focused largely on our preferred defensive sectors, including non-cyclicals. The emphasis on non-cyclicals benefited Fund performance, as they outperformed the benchmark during the period.
•	Within the securitized sector, positions in collateralized loan obligations performed well.
Derivatives usage
The Fund held Treasury futures during the period as a method of managing duration and yield curve positioning. These derivative positions had a modestly negative effect on the Fund’s results during the period, largely due to increased funding costs from the rise in rates.
6	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	965.10	1,022.61	2.41	2.48	0.49
Class 2	1,000.00	1,000.00	964.20	1,021.36	3.64	3.75	0.74
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 5.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO(a),(b)
Series 2015-AA Class AR2
3-month USD LIBOR + 1.140% Floor 1.140% 10/17/2034	5.219%	10,475,000	10,165,883
Aligned Data Centers Issuer LLC(a)
Series 2021-1A Class A2
08/15/2046	1.937%	7,600,000	6,491,128
Apidos CLO XXII(a),(b)
Series 2015-22A Class A1R
3-month USD LIBOR + 1.060% Floor 1.060% 04/20/2031	5.303%	8,000,000	7,878,816
BlueMountain Fuji US Clo I Ltd.(a),(b)
Series 2017-1A Class A1R
3-month USD LIBOR + 0.980% Floor 0.980% 07/20/2029	5.223%	8,981,239	8,846,278
Cedar Funding XII CLO Ltd.(a),(b)
Series 2020-12A Class A1R
3-month USD LIBOR + 1.130% Floor 1.130% 10/25/2034	5.488%	7,200,000	6,988,975
Cedar Funding XIV CLO Ltd.(a),(b)
Series 2021-14A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 07/15/2033	5.179%	8,765,000	8,563,414
CIFC Funding Ltd.(a),(b)
Series 2021-7A Class B
3-month USD LIBOR + 1.600% Floor 1.600% 01/23/2035	4.383%	9,300,000	8,880,077
Eaton Vance CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month USD LIBOR + 1.100% Floor 1.100% 04/15/2031	5.179%	9,100,000	8,925,244
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	5.189%	1,551,994	1,534,189
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	867,069	835,286
Henderson Receivables LLC(a)
Series 2014-2A Class A
01/17/2073	3.610%	2,134,152	1,864,262
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LCM(a),(b)
Series 2019A Class AR
3-month USD LIBOR + 1.240% Floor 1.240% 07/15/2027	5.319%	1,724,778	1,718,136
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	4.899%	3,650,251	3,553,213
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	5.009%	4,076,491	3,944,769
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	5.009%	2,888,595	2,869,138
Series 2015-2 Class A3
1-month USD LIBOR + 0.570% Floor 0.570% 11/26/2040	4.959%	7,534,997	7,342,031
Navient Student Loan Trust(a),(b)
Series 2016-2 Class A3
1-month USD LIBOR + 1.500% 06/25/2065	5.889%	7,075,362	7,011,058
Nelnet Student Loan Trust(a),(b)
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	5.339%	4,345,000	4,250,088
Neuberger Berman Loan Advisers CLO 43 Ltd.(a),(b)
Series 2021-43A Class B
3-month USD LIBOR + 1.600% Floor 1.600% 07/17/2035	5.679%	8,500,000	8,138,282
New Economy Assets Phase 1 Sponsor LLC(a)
Subordinated Series 2021-1 Class B1
10/20/2061	2.410%	8,935,000	7,340,235
Regatta XIII Funding Ltd.(a),(b)
Series 2018-2A Class A2
3-month USD LIBOR + 1.750% 07/15/2031	5.829%	3,500,000	3,364,106
Rockford Tower CLO Ltd.(a),(b)
Series 2020-1A Class A
3-month USD LIBOR + 1.280% 01/20/2032	5.523%	8,000,000	7,881,432
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLC Student Loan Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.210% Floor 0.210% 03/15/2055	3.503%	246,149	219,260
SLM Student Loan Trust(b)
Series 2007-7 Class A4
3-month USD LIBOR + 0.330% Floor 0.330% 12/25/2023	4.688%	3,771,849	3,666,811
Series 2007-7 Class B
3-month USD LIBOR + 0.750% Floor 0.750% 10/27/2070	5.108%	1,990,000	1,723,942
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2023	6.008%	1,091,437	1,088,971
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	6.208%	5,860,000	5,534,163
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% Floor 1.100% 07/25/2023	5.458%	4,008,380	3,878,935
Series 2008-8 Class A4
3-month USD LIBOR + 1.500% Floor 1.500% 04/25/2023	5.858%	944,095	941,440
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	6.608%	5,775,000	5,367,871
SLM Student Loan Trust(a),(b)
Series 2009-3 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2045	5.139%	2,144,855	2,067,572
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	4.528%	6,952,520	6,636,923
Total Asset-Backed Securities — Non-Agency (Cost $164,775,247)			159,511,928

Commercial Mortgage-Backed Securities - Agency 0.7%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K155 Class A3
04/25/2033	3.750%	6,990,000	6,549,696
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
04/01/2040	2.455%	4,525,000	3,130,740
Series 2001-M2 Class Z2
06/25/2031	6.300%	9,170	9,119
Government National Mortgage Association(c),(d)
Series 2012-55 Class IO
04/16/2052	0.000%	368,158	4
Government National Mortgage Association
Series 2020-193 Class AC
09/16/2062	1.250%	1,604,798	1,264,115
Series 2021-14 Class AB
06/16/2063	1.340%	1,932,717	1,500,127
Series 2021-2 Class AH
06/16/2063	1.500%	4,480,352	3,550,626
Series 2021-21 Class AH
06/16/2063	1.400%	3,065,397	2,394,626
Series 2021-31 Class B
01/16/2061	1.250%	3,329,372	2,560,097
Total Commercial Mortgage-Backed Securities - Agency (Cost $23,252,493)			20,959,150

Commercial Mortgage-Backed Securities - Non-Agency 3.6%

BFLD Trust(a),(b)
Series 2020-EYP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 10/15/2035	5.468%	7,500,000	7,125,326
BPR Trust(a),(b)
Series 2022-OANA Class A
1-month Term SOFR + 1.898% Floor 1.898% 04/15/2037	6.234%	8,446,000	8,243,272
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class A
1-month Term SOFR + 1.034% Floor 0.920% 10/15/2036	5.370%	10,011,121	9,873,738
Series 2022-CSMO Class A
1-month Term SOFR + 2.115% Floor 2.115% 06/15/2027	6.450%	6,925,000	6,873,115
Subordinated Series 2022-CSMO Class B
1-month Term SOFR + 3.141% Floor 3.141% 06/15/2027	7.476%	4,080,000	4,044,341
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,355,000	1,137,376

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BXHPP Trust(a),(b)
Series 2021-FILM Class A
1-month USD LIBOR + 0.650% Floor 0.650% 08/15/2036	4.968%	8,878,000	8,302,885
BXSC Commercial Mortgage Trust(a),(b)
Series 2022-WSS Class D
1-month Term SOFR + 3.188% Floor 3.188% 03/15/2035	7.524%	8,939,000	8,513,498
CF Hippolyta Issuer LLC(a)
Series 2020-1 Class A1
07/15/2060	1.690%	9,947,722	8,879,258
DBJPM Mortgage Trust(a)
Series 2016-SFC Class A
08/10/2036	2.833%	3,700,000	2,996,860
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,770,000	2,374,817
Invitation Homes Trust(a),(b)
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	5.439%	9,943,853	9,846,079
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,720,000	2,369,389
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2021-MHC Class A
1-month USD LIBOR + 0.800% Floor 0.800% 04/15/2038	5.118%	7,374,920	7,180,444
Manhattan West(a)
Series 2020-1MW Class A
09/10/2039	2.130%	3,470,000	2,963,550
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	2,035,000	1,597,454
Progress Residential Trust(a)
Subordinated Series 2019-SRF4 Class G
10/17/2036	3.927%	2,541,000	2,405,424
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.834%	1,475,000	1,419,648
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	5.468%	2,703,000	2,476,901
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
StorageMart Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-MINI Class F
1-month Term SOFR + 3.350% Floor 3.350% 01/15/2039	7.686%	6,607,000	6,013,436
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1 Class A4
09/15/2048	3.789%	10,705,478	10,218,576
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $121,506,231)			114,855,387

Common Stocks 0.1%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Intelsat Jackson Holdings SA(e),(f),(g)	2,750,000	3
Intelsat Jackson Holdings SA(e),(f),(g)	3,372,000	3
Intelsat Jackson Holdings SA(e),(f),(g)	5,923,000	6
Intelsat Jackson Series A, CVR(e),(f),(g)	11,998	0
Intelsat Jackson Series B, CVR(e),(f),(g)	11,998	0
Total		12
Total Communication Services		12
Financials 0.1%
Diversified Financial Services 0.1%
Intelsat Emergence SA(f)	114,573	2,772,667
Total Financials		2,772,667
Utilities 0.0%
Electric Utilities 0.0%
Homer City Holdings(f),(g)	32,056	1,763
Total Utilities		1,763
Total Common Stocks (Cost $5,832,928)		2,774,442

Corporate Bonds & Notes 27.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Boeing Co. (The)
02/04/2024	1.433%	6,730,000	6,437,829
Airlines 0.2%
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%	7,654,636	6,530,059

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apartment REIT 0.2%
American Homes 4 Rent LP
07/15/2031	2.375%	1,905,000	1,465,119
Invitation Homes Operating Partnership LP
08/15/2031	2.000%	4,265,000	3,147,883
01/15/2034	2.700%	70,000	51,225
Total			4,664,227
Automotive 0.0%
General Motors Co.
10/02/2023	4.875%	1,320,000	1,318,756
Banking 10.5%
American Express Co.
03/04/2027	2.550%	3,535,000	3,219,172
Bank of America Corp.(h)
07/22/2027	1.734%	12,270,000	10,755,073
06/14/2029	2.087%	9,300,000	7,822,859
02/07/2030	3.974%	4,925,000	4,473,756
04/22/2032	2.687%	1,100,000	880,079
10/20/2032	2.572%	10,650,000	8,354,447
02/04/2033	2.972%	6,737,000	5,432,144
Bank of America Corp.(b)
Subordinated
3-month USD LIBOR + 0.650% 12/01/2026	5.411%	1,000,000	944,882
Capital One Financial Corp.(h)
03/01/2030	3.273%	4,950,000	4,241,713
Citigroup, Inc.(h)
04/24/2025	3.352%	590,000	571,985
06/09/2027	1.462%	1,815,000	1,575,394
02/24/2028	3.070%	1,760,000	1,588,078
10/27/2028	3.520%	1,735,000	1,580,191
11/05/2030	2.976%	3,060,000	2,572,150
03/31/2031	4.412%	3,110,000	2,858,684
06/03/2031	2.572%	2,325,000	1,880,603
05/01/2032	2.561%	5,995,000	4,733,774
11/03/2032	2.520%	644,000	500,015
01/25/2033	3.057%	11,649,000	9,406,017
Credit Suisse Group AG(a),(h)
02/02/2027	1.305%	5,350,000	4,255,499
08/11/2028	6.442%	2,940,000	2,677,919
05/14/2032	3.091%	6,300,000	4,374,492
08/12/2033	6.537%	13,590,000	11,938,520
11/15/2033	9.016%	9,602,000	9,877,632
Discover Bank
08/08/2023	4.200%	4,000,000	3,972,844
DNB Bank ASA(a),(h)
09/16/2026	1.127%	645,000	569,573
03/30/2028	1.605%	5,000,000	4,228,586
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fifth Third Bancorp
05/05/2027	2.550%	4,635,000	4,171,910
Goldman Sachs Group, Inc. (The)
02/23/2023	3.200%	1,750,000	1,745,736
12/06/2023	1.217%	9,325,000	9,002,378
Goldman Sachs Group, Inc. (The)(h)
09/29/2025	3.272%	2,930,000	2,817,645
12/09/2026	1.093%	1,092,000	964,064
03/09/2027	1.431%	12,950,000	11,330,643
10/21/2027	1.948%	9,195,000	8,024,668
07/21/2032	2.383%	5,140,000	3,984,501
10/21/2032	2.650%	2,525,000	1,993,035
HSBC Holdings PLC(h)
06/04/2026	2.099%	8,565,000	7,807,477
05/24/2027	1.589%	1,450,000	1,249,625
06/09/2028	4.755%	860,000	814,358
09/22/2028	2.013%	8,240,000	6,876,835
08/17/2029	2.206%	5,105,000	4,123,155
08/18/2031	2.357%	1,845,000	1,413,389
05/24/2032	2.804%	1,000,000	771,924
JPMorgan Chase & Co.(h)
08/09/2025	0.768%	2,830,000	2,610,659
12/10/2025	1.561%	5,705,000	5,278,680
04/22/2027	1.578%	4,495,000	3,956,262
02/24/2028	2.947%	2,290,000	2,072,935
10/15/2030	2.739%	2,320,000	1,948,269
04/22/2032	2.580%	1,090,000	872,044
11/08/2032	2.545%	6,225,000	4,919,139
01/25/2033	2.963%	9,245,000	7,515,603
Lloyds Banking Group PLC
03/12/2024	3.900%	3,175,000	3,116,225
Lloyds Banking Group PLC(h)
07/09/2025	3.870%	4,114,000	3,987,015
08/11/2033	4.976%	2,730,000	2,503,710
Macquarie Group Ltd.(a),(h)
01/12/2027	1.340%	5,000,000	4,344,603
01/14/2033	2.871%	4,360,000	3,338,935
06/21/2033	4.442%	2,220,000	1,927,715
Morgan Stanley(h)
05/30/2025	0.790%	970,000	903,815
10/21/2025	1.164%	2,745,000	2,525,753
05/04/2027	1.593%	5,470,000	4,801,985
07/20/2027	1.512%	10,255,000	8,905,992
04/28/2032	1.928%	8,020,000	6,059,440
10/20/2032	2.511%	955,000	746,415
01/21/2033	2.943%	980,000	794,818
Subordinated
09/16/2036	2.484%	3,725,000	2,717,141
Nationwide Building Society(a),(h)
03/08/2024	3.766%	4,465,000	4,441,302
02/16/2028	2.972%	4,305,000	3,790,755

The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNC Financial Services Group, Inc. (The)(h)
10/28/2033	6.037%	2,840,000	2,968,601
Royal Bank of Scotland Group PLC(h)
03/22/2025	4.269%	6,935,000	6,773,154
Santander UK Group Holdings PLC(h)
11/15/2024	4.796%	8,860,000	8,713,002
03/15/2025	1.089%	7,235,000	6,771,601
08/21/2026	1.532%	465,000	409,351
06/14/2027	1.673%	2,185,000	1,852,844
01/11/2028	2.469%	1,035,000	885,207
UBS AG(a)
08/09/2024	0.700%	5,210,000	4,846,720
UBS Group AG(a),(h)
05/12/2026	4.488%	500,000	487,921
Wells Fargo & Co.(h)
04/30/2026	2.188%	11,945,000	11,117,787
06/02/2028	2.393%	4,905,000	4,325,801
03/02/2033	3.350%	15,385,000	12,937,562
07/25/2033	4.897%	4,375,000	4,143,169
04/04/2051	5.013%	4,010,000	3,566,970
Total			336,256,324
Brokerage/Asset Managers/Exchanges 0.1%
Intercontinental Exchange, Inc.
09/15/2032	1.850%	3,937,000	2,962,238
Raymond James Financial, Inc.
07/15/2046	4.950%	1,030,000	922,505
Total			3,884,743
Cable and Satellite 0.8%
Cable One, Inc.(a)
11/15/2030	4.000%	755,000	588,201
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	5,300,000	4,176,127
04/01/2048	5.750%	4,189,000	3,445,021
07/01/2049	5.125%	1,335,000	1,018,692
03/01/2050	4.800%	2,745,000	2,008,596
04/01/2053	5.250%	2,875,000	2,246,218
Cox Communications, Inc.(a)
06/15/2031	2.600%	2,610,000	2,076,515
CSC Holdings LLC(a)
02/01/2028	5.375%	855,000	689,202
04/01/2028	7.500%	300,000	203,307
02/01/2029	6.500%	2,664,000	2,185,748
02/15/2031	3.375%	1,150,000	750,201
11/15/2031	4.500%	400,000	278,000
Intelsat Jackson Holdings SA(a)
03/15/2030	6.500%	6,965,000	6,250,153
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Cable LLC
09/01/2041	5.500%	850,000	709,914
Total			26,625,895
Chemicals 0.1%
EverArc Escrow Sarl(a)
10/30/2029	5.000%	325,000	267,371
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	5,060,000	4,345,448
Total			4,612,819
Construction Machinery 0.0%
OT Merger Corp.(a)
10/15/2029	7.875%	425,000	216,025
Consumer Cyclical Services 0.0%
WASH Multifamily Acquisition, Inc.(a)
04/15/2026	5.750%	350,000	329,871
Consumer Products 0.1%
Clorox Co. (The)
05/01/2032	4.600%	1,137,000	1,091,247
Newell Brands, Inc.
04/01/2046	5.750%	1,148,000	902,619
Total			1,993,866
Diversified Manufacturing 0.1%
General Electric Co.(b)
3-month USD LIBOR + 0.380% 05/05/2026	4.912%	1,886,000	1,812,338
Electric 1.2%
AEP Transmission Co. LLC
04/01/2050	3.650%	305,000	233,872
Appalachian Power Co.
05/15/2033	5.950%	3,225,000	3,245,659
Duke Energy Carolinas LLC
12/15/2041	4.250%	900,000	778,856
Duke Energy Corp.
09/01/2046	3.750%	1,110,000	827,069
Duke Energy Progress LLC
04/01/2052	4.000%	500,000	402,911
Entergy Louisiana LLC
04/01/2025	3.780%	5,900,000	5,672,273
Eversource Energy
07/01/2027	4.600%	3,135,000	3,092,651
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	1,000,000	814,031

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Florida Power & Light Co.
03/01/2049	3.990%	1,500,000	1,265,963
ITC Holdings Corp.
07/01/2023	4.050%	1,740,000	1,727,816
11/15/2027	3.350%	1,000,000	919,920
Metropolitan Edison Co.(a)
04/15/2025	4.000%	3,000,000	2,868,367
01/15/2029	4.300%	1,752,000	1,641,155
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	400,000	333,294
NextEra Energy Capital Holdings, Inc.
07/15/2027	4.625%	2,790,000	2,751,382
Northern States Power Co.
08/15/2045	4.000%	2,250,000	1,838,614
PacifiCorp
07/01/2025	3.350%	2,000,000	1,917,917
PECO Energy Co.
05/15/2052	4.600%	2,690,000	2,432,425
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	6,950,000	6,253,543
Total			39,017,718
Environmental 0.1%
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,750,000	1,550,750
Finance Companies 1.0%
AerCap Ireland Capital DAC/Global Aviation Trust
10/01/2025	4.450%	3,070,000	2,955,250
10/29/2028	3.000%	6,350,000	5,329,499
01/30/2032	3.300%	3,650,000	2,851,793
Air Lease Corp.
03/01/2025	3.250%	2,810,000	2,668,391
07/01/2025	3.375%	4,500,000	4,243,875
Avolon Holdings Funding Ltd.(a)
02/15/2027	3.250%	2,035,000	1,747,123
11/18/2027	2.528%	3,398,000	2,743,252
FirstCash, Inc.(a)
01/01/2030	5.625%	1,850,000	1,652,315
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	5,335,000	5,321,652
02/15/2024	5.500%	733,000	723,983
Total			30,237,133
Food and Beverage 1.2%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	5,115,000	4,680,732
Anheuser-Busch InBev Worldwide, Inc.
04/15/2048	4.600%	570,000	501,750
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bacardi Ltd.(a)
05/15/2025	4.450%	3,375,000	3,277,170
Constellation Brands, Inc.
08/01/2031	2.250%	3,400,000	2,698,747
JBS USA LUX SA/Food Co./Finance, Inc.(a)
02/02/2029	3.000%	1,565,000	1,293,914
12/01/2031	3.750%	2,570,000	2,096,560
04/01/2033	5.750%	2,000,000	1,910,755
12/01/2052	6.500%	4,280,000	4,068,988
Kraft Heinz Foods Co.
06/04/2042	5.000%	1,414,000	1,277,365
10/01/2049	4.875%	1,680,000	1,466,085
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	6,570,000	6,054,011
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	1,800,000	1,532,119
03/01/2032	3.500%	2,215,000	1,731,371
Post Holdings, Inc.(a)
03/01/2027	5.750%	1,700,000	1,646,178
04/15/2030	4.625%	3,500,000	3,019,582
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	1,331,000	1,089,071
Smithfield Foods, Inc.(a)
09/13/2031	2.625%	1,500,000	1,076,981
Total			39,421,379
Gaming 0.7%
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	400,000	325,280
Churchill Downs, Inc.(a)
01/15/2028	4.750%	465,000	416,113
Colt Merger Sub, Inc.(a)
07/01/2027	8.125%	1,050,000	1,032,629
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	3,480,000	3,468,606
09/01/2024	3.350%	1,315,000	1,259,161
06/01/2025	5.250%	1,930,000	1,900,287
04/15/2026	5.375%	755,000	744,471
06/01/2028	5.750%	870,000	856,708
01/15/2029	5.300%	2,325,000	2,195,038
01/15/2030	4.000%	2,418,000	2,115,567
VICI Properties LP
05/15/2032	5.125%	3,375,000	3,128,524
05/15/2052	5.625%	1,774,000	1,569,010
VICI Properties LP/Note Co., Inc.(a)
06/15/2025	4.625%	270,000	258,882
09/01/2026	4.500%	1,010,000	952,846
02/01/2027	5.750%	1,195,000	1,164,045
02/15/2027	3.750%	95,000	86,373
01/15/2028	4.500%	575,000	525,844

The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2029	3.875%	1,930,000	1,696,490
Total			23,695,874
Health Care 1.6%
Becton Dickinson and Co.
06/06/2024	3.363%	626,000	610,703
Cigna Corp.
08/15/2038	4.800%	5,000,000	4,659,371
CommonSpirit Health
10/01/2025	1.547%	5,000,000	4,499,745
10/01/2030	2.782%	1,575,000	1,295,343
CVS Health Corp.
07/20/2035	4.875%	1,095,000	1,039,248
07/20/2045	5.125%	1,780,000	1,621,896
03/25/2048	5.050%	8,170,000	7,374,804
Dentsply Sirona, Inc.
06/01/2030	3.250%	801,000	663,430
Embecta Corp.(a)
02/15/2030	5.000%	1,800,000	1,508,811
Fresenius Medical Care US Finance III, Inc.(a)
12/01/2026	1.875%	3,755,000	3,175,257
HCA, Inc.
04/15/2025	5.250%	488,000	485,052
06/15/2026	5.250%	4,480,000	4,427,624
06/15/2029	4.125%	4,000,000	3,651,611
09/01/2030	3.500%	5,236,000	4,505,079
07/15/2031	2.375%	1,125,000	873,597
06/15/2047	5.500%	2,405,000	2,139,440
06/15/2049	5.250%	5,500,000	4,708,132
HCA, Inc.(a)
03/15/2027	3.125%	1,000,000	909,646
03/15/2032	3.625%	1,120,000	947,325
03/15/2052	4.625%	1,000,000	783,143
Tenet Healthcare Corp.
07/15/2024	4.625%	241,000	235,545
Universal Health Services, Inc.
09/01/2026	1.650%	1,890,000	1,622,271
Total			51,737,073
Healthcare Insurance 0.6%
Centene Corp.
12/15/2027	4.250%	2,155,000	2,023,648
07/15/2028	2.450%	8,542,000	7,207,159
03/01/2031	2.500%	2,000,000	1,564,747
Humana, Inc.
04/01/2030	4.875%	1,333,000	1,300,673
Molina Healthcare, Inc.(a)
06/15/2028	4.375%	4,438,000	4,049,356
11/15/2030	3.875%	2,000,000	1,698,701
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UnitedHealth Group, Inc.
12/15/2048	4.450%	1,245,000	1,110,166
Total			18,954,450
Healthcare REIT 0.2%
Healthcare Realty Holdings LP
01/15/2028	3.625%	1,608,000	1,422,374
03/15/2031	2.050%	277,000	201,957
Healthcare Trust of America Holdings LP
08/01/2026	3.500%	2,367,000	2,203,336
02/15/2030	3.100%	125,000	104,857
03/15/2031	2.000%	1,625,000	1,228,814
Physicians Realty LP
11/01/2031	2.625%	1,905,000	1,485,181
Total			6,646,519
Independent Energy 0.1%
Hess Corp.
02/15/2041	5.600%	2,000,000	1,893,729
Occidental Petroleum Corp.(i)
10/10/2036	0.000%	470,000	236,295
Total			2,130,024
Life Insurance 0.7%
Athene Global Funding(a),(b)
SOFR + 0.700% 05/24/2024	5.000%	3,780,000	3,708,622
Athene Global Funding(a)
06/29/2026	1.608%	3,760,000	3,239,072
03/08/2027	3.205%	1,550,000	1,380,845
01/07/2029	2.717%	1,770,000	1,463,753
Metropolitan Life Global Funding I(a)
08/25/2029	4.300%	5,500,000	5,211,184
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	3,235,000	2,475,591
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2050	3.300%	3,035,000	2,129,699
Teachers Insurance & Annuity Association of America(a),(h)
Subordinated
09/15/2054	4.375%	3,920,000	3,755,778
Total			23,364,544
Media and Entertainment 0.6%
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	4,750,000	565,530

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magallanes, Inc.(a)
03/15/2032	4.279%	35,000	28,858
03/15/2042	5.050%	6,975,000	5,363,783
03/15/2052	5.141%	14,715,000	10,804,992
Take-Two Interactive Software, Inc.
04/14/2032	4.000%	3,355,000	2,967,806
Total			19,730,969
Midstream 0.9%
Enbridge Energy Partners LP
10/15/2025	5.875%	2,500,000	2,540,948
Energy Transfer Operating LP
06/01/2027	5.500%	341,000	338,913
04/15/2049	6.250%	3,065,000	2,862,365
05/15/2050	5.000%	4,350,000	3,511,813
Energy Transfer Partners LP
03/15/2045	5.150%	3,048,000	2,530,415
12/15/2045	6.125%	2,400,000	2,225,542
Enterprise Products Operating LLC
02/15/2045	5.100%	1,255,000	1,133,775
EQM Midstream Partners LP
07/15/2028	5.500%	695,000	620,845
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	393,905	334,766
Plains All American Pipeline LP/Finance Corp.
09/15/2030	3.800%	2,175,000	1,890,930
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	1,808,000	1,706,480
07/15/2029	4.950%	910,000	826,229
04/15/2040	6.875%	1,890,000	1,587,390
Sabine Pass Liquefaction LLC
05/15/2030	4.500%	2,671,000	2,480,737
Sunoco Logistics Partners Operations LP
05/15/2045	5.350%	925,000	788,369
10/01/2047	5.400%	1,750,000	1,489,495
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	2,037,000	1,771,729
Total			28,640,741
Office REIT 0.3%
Hudson Pacific Properties LP
11/01/2027	3.950%	2,621,000	2,229,349
02/15/2028	5.950%	975,000	905,934
01/15/2030	3.250%	315,000	240,298
Kilroy Realty LP
11/15/2033	2.650%	628,000	432,083
Piedmont Operating Partnership LP
06/01/2023	3.400%	4,815,000	4,767,951
Total			8,575,615
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.1%
Transocean Phoenix 2 Ltd.(a)
10/15/2024	7.750%	885,599	878,355
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	1,073,625	1,046,109
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	1,024,000	1,013,766
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	1,650,000	1,585,167
Total			4,523,397
Other Financial Institutions 0.1%
ORIX Corp.
09/13/2032	5.200%	3,065,000	2,995,523
Other Industry 0.0%
PowerTeam Services LLC(a)
12/04/2025	9.033%	961,000	801,983
Other REIT 0.3%
American Assets Trust LP
02/01/2031	3.375%	3,650,000	2,892,126
CubeSmart LP
02/15/2032	2.500%	875,000	670,050
Extra Space Storage LP
06/01/2031	2.550%	1,175,000	918,556
03/15/2032	2.350%	3,343,000	2,531,325
Lexington Realty Trust
10/01/2031	2.375%	1,895,000	1,435,466
Total			8,447,523
Packaging 0.2%
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	582,000	562,077
Berry Global, Inc.
01/15/2026	1.570%	3,132,000	2,796,585
01/15/2027	1.650%	2,768,000	2,360,101
Total			5,718,763
Paper 0.1%
Weyerhaeuser Co.
03/09/2033	3.375%	3,535,000	2,951,338
Pharmaceuticals 0.8%
AbbVie, Inc.
05/14/2035	4.500%	5,852,000	5,447,931
05/14/2045	4.700%	1,000,000	893,285
05/14/2046	4.450%	1,425,000	1,236,562

The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayer US Finance II LLC(a)
07/15/2024	3.375%	2,860,000	2,770,275
12/15/2025	4.250%	2,780,000	2,699,646
12/15/2028	4.375%	2,579,000	2,426,207
06/25/2038	4.625%	2,925,000	2,552,379
06/25/2048	4.875%	8,145,000	7,041,376
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	800,000	692,163
Total			25,759,824
Property & Casualty 0.7%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	335,000	301,849
Aon Corp./Global Holdings PLC
02/28/2052	3.900%	3,545,000	2,743,743
Arthur J. Gallagher & Co.
03/09/2052	3.050%	2,240,000	1,422,397
Berkshire Hathaway Finance Corp.
01/15/2051	2.500%	1,000,000	631,193
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	3,225,000	3,340,741
Farmers Exchange Capital II(a),(h)
Subordinated
11/01/2053	6.151%	3,810,000	3,676,563
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	7.059%	6,815,000	6,800,968
Willis North America, Inc.
09/15/2029	2.950%	3,595,000	3,023,276
Total			21,940,730
Railroads 0.0%
Union Pacific Corp.
02/14/2042	3.375%	1,750,000	1,391,752
Restaurants 0.0%
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%	350,000	282,533
Retailers 0.1%
Alimentation Couche-Tard, Inc.(a)
01/25/2030	2.950%	331,000	279,695
Magic MergeCo, Inc.(a)
05/01/2029	7.875%	3,655,000	2,466,706
Rent-A-Center, Inc.(a)
02/15/2029	6.375%	350,000	283,539
Total			3,029,940
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.0%
Broadcom, Inc.(a)
02/15/2033	2.600%	1,950,000	1,461,707
11/15/2035	3.137%	3,100,000	2,274,335
CommScope, Inc.(a)
09/01/2029	4.750%	1,500,000	1,211,334
Global Payments, Inc.
08/15/2052	5.950%	3,150,000	2,862,424
Lenovo Group Ltd.(a)
07/27/2032	6.536%	1,580,000	1,523,458
NCR Corp.(a)
10/01/2028	5.000%	814,000	698,449
04/15/2029	5.125%	1,000,000	836,295
10/01/2030	5.250%	390,000	321,509
Open Text Corp.(a)
12/01/2027	6.900%	650,000	655,385
Oracle Corp.
03/25/2031	2.875%	1,425,000	1,182,226
11/09/2032	6.250%	4,000,000	4,200,185
07/15/2036	3.850%	260,000	212,693
04/01/2050	3.600%	5,400,000	3,683,955
03/25/2051	3.950%	4,468,000	3,219,157
11/09/2052	6.900%	2,000,000	2,164,276
S&P Global, Inc.(a)
08/01/2028	4.750%	2,500,000	2,471,269
Tencent Holdings Ltd.(a)
04/22/2051	3.840%	3,570,000	2,545,118
Total			31,523,775
Tobacco 0.7%
BAT Capital Corp.
08/15/2037	4.390%	3,870,000	3,009,525
08/15/2047	4.540%	9,792,000	6,960,270
03/16/2052	5.650%	1,730,000	1,433,787
Imperial Brands Finance PLC(a)
02/11/2023	3.500%	2,005,000	1,998,484
07/26/2024	3.125%	4,145,000	3,970,868
07/26/2026	3.500%	950,000	870,583
Reynolds American, Inc.
08/15/2035	5.700%	1,185,000	1,072,082
08/15/2045	5.850%	4,180,000	3,568,505
Total			22,884,104
Wireless 1.3%
Sprint Corp.
09/15/2023	7.875%	270,000	274,032
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%	9,132,188	9,015,581
03/20/2028	5.152%	4,880,000	4,814,822

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
December 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile US, Inc.
02/15/2026	2.250%	1,970,000	1,794,125
04/15/2026	2.625%	5,424,000	4,967,764
04/15/2027	3.750%	2,625,000	2,474,984
04/15/2030	3.875%	6,375,000	5,786,751
02/15/2031	2.550%	2,340,000	1,906,928
04/15/2040	4.375%	3,000,000	2,573,902
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	1,212,000	981,783
Vodafone Group PLC
05/30/2048	5.250%	3,110,000	2,761,584
06/19/2049	4.875%	4,340,000	3,651,402
Total			41,003,658
Wirelines 0.9%
AT&T, Inc.
12/01/2033	2.550%	2,335,000	1,795,614
05/15/2035	4.500%	620,000	563,900
03/01/2037	5.250%	5,640,000	5,446,732
03/01/2039	4.850%	2,796,000	2,502,841
12/15/2042	4.300%	1,000,000	823,974
05/15/2046	4.750%	3,360,000	2,867,270
09/15/2055	3.550%	2,375,000	1,604,119
12/01/2057	3.800%	3,060,000	2,120,849
C&W Senior Financing DAC(a)
09/15/2027	6.875%	480,000	445,561
Level 3 Financing, Inc.(a)
03/01/2027	3.400%	413,000	349,888
11/15/2029	3.875%	9,220,000	7,267,344
Verizon Communications, Inc.
03/21/2031	2.550%	1,845,000	1,518,430
Total			27,306,522
Total Corporate Bonds & Notes (Cost $1,008,029,248)			888,946,906

Foreign Government Obligations(j) 1.4%

Azerbaijan 0.0%
Southern Gas Corridor CJSC(a)
03/24/2026	6.875%	600,000	615,743
Bahrain 0.0%
Bahrain Government International Bond(a)
01/26/2026	7.000%	415,000	424,791
Brazil 0.1%
Brazilian Government International Bond
06/06/2025	2.875%	1,700,000	1,605,109
06/12/2030	3.875%	925,000	803,512
Total			2,408,621
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chile 0.1%
Chile Government International Bond
01/31/2031	2.450%	1,381,000	1,147,159
01/27/2032	2.550%	489,000	400,820
07/27/2033	2.550%	260,000	203,931
Total			1,751,910
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	940,000	883,788
01/30/2030	3.000%	1,340,000	1,025,159
04/15/2031	3.125%	900,000	668,834
04/20/2033	8.000%	200,000	200,631
Total			2,778,412
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/30/2030	4.500%	300,000	255,751
09/23/2032	4.875%	820,000	682,287
Total			938,038
Egypt 0.0%
Egypt Government International Bond(a)
10/06/2025	5.250%	750,000	673,268
03/01/2029	7.600%	400,000	325,191
Total			998,459
Guatemala 0.0%
Guatemala Government Bond(a)
06/01/2030	4.900%	250,000	236,698
10/07/2033	3.700%	306,000	252,357
Total			489,055
Hungary 0.0%
Hungary Government International Bond(a)
09/22/2031	2.125%	1,100,000	813,564
Indonesia 0.1%
Indonesia Government International Bond
02/14/2030	2.850%	701,000	629,335
PT Pertamina Persero(a)
08/25/2030	3.100%	1,443,000	1,241,756
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	478,000	473,931
Total			2,345,022
Kazakhstan 0.0%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%	534,000	478,530

The accompanying Notes to Financial Statements are an integral part of this statement.
18	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KazTransGas JSC(a)
09/26/2027	4.375%	400,000	359,205
Total			837,735
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/21/2030	3.500%	1,600,000	1,462,203
01/28/2032	2.480%	900,000	742,165
Total			2,204,368
Mexico 0.4%
Mexico Government International Bond
01/11/2028	3.750%	2,000,000	1,890,598
05/24/2031	2.659%	2,496,000	2,011,168
Petroleos Mexicanos
09/21/2047	6.750%	3,348,000	2,142,837
01/23/2050	7.690%	5,375,000	3,724,210
01/28/2060	6.950%	1,730,000	1,095,034
Total			10,863,847
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%	700,000	690,604
Panama 0.1%
Panama Government International Bond
01/23/2030	3.160%	1,486,000	1,278,764
09/29/2032	2.252%	300,000	222,527
Total			1,501,291
Paraguay 0.0%
Paraguay Government International Bond(a)
01/29/2033	2.739%	1,465,000	1,175,633
Peru 0.0%
Peruvian Government International Bond
08/25/2027	4.125%	347,000	333,300
06/20/2030	2.844%	482,000	408,609
01/23/2031	2.783%	400,000	332,142
12/01/2032	1.862%	200,000	146,244
Total			1,220,295
Philippines 0.0%
Philippine Government International Bond
05/05/2030	2.457%	770,000	673,597
06/10/2031	1.648%	550,000	439,796
Total			1,113,393
Poland 0.0%
Republic of Poland Government International Bond
11/16/2032	5.750%	172,000	182,941
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qatar 0.1%
Qatar Energy(a)
07/12/2031	2.250%	600,000	497,428
Qatar Government International Bond(a)
04/23/2028	4.500%	1,956,000	1,967,896
04/16/2030	3.750%	790,000	764,272
Total			3,229,596
Romania 0.0%
Romanian Government International Bond(a)
02/14/2031	3.000%	1,140,000	897,043
Saudi Arabia 0.1%
Saudi Arabian Oil Co.(a)
11/24/2025	1.625%	200,000	182,273
Saudi Government International Bond(a)
03/04/2028	3.625%	725,000	691,917
10/22/2030	3.250%	610,000	556,789
Total			1,430,979
South Africa 0.1%
Republic of South Africa Government International Bond
10/12/2028	4.300%	900,000	802,192
09/30/2029	4.850%	1,650,000	1,469,459
Total			2,271,651
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%	1,070,000	1,068,164
United Arab Emirates 0.1%
Abu Dhabi Government International Bond(a)
09/30/2029	2.500%	2,014,000	1,804,947
DP World Crescent Ltd.(a)
09/26/2028	4.848%	940,000	928,582
Total			2,733,529
Uruguay 0.0%
Uruguay Government International Bond
01/23/2031	4.375%	825,000	819,874
Total Foreign Government Obligations (Cost $54,075,907)			45,804,558

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
December 31, 2022
Inflation-Indexed Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.1%
U.S. Treasury Inflation-Indexed Bond
07/15/2032	0.625%	4,056,050	3,713,851
Total Inflation-Indexed Bonds (Cost $3,708,487)			3,713,851

Municipal Bonds 0.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
County of Miami-Dade Aviation
Refunding Revenue Bonds
Taxable
Series 2019B
10/01/2034	3.555%	930,000	782,130
Hospital 0.2%
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	6,865,000	4,448,830
Local General Obligation 0.2%
City of New York
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2031	5.206%	2,400,000	2,426,538
Series 2010
10/01/2024	5.047%	3,412,455	3,405,386
Total			5,831,924
Special Non Property Tax 0.1%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2020B-3
08/01/2035	2.000%	2,000,000	1,383,490
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds
Build America Bonds
Series 2010
08/01/2037	5.508%	2,110,000	2,165,738
Total			3,549,228
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transportation 0.0%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Green Bonds
Series 2020C-2
11/15/2049	5.175%	970,000	837,112
Turnpike / Bridge / Toll Road 0.0%
North Texas Tollway Authority
Taxable Refunding Revenue Bonds
First Tier
Series 2021
01/01/2034	2.430%	1,500,000	1,142,872
Total Municipal Bonds (Cost $20,646,611)			16,592,096

Residential Mortgage-Backed Securities - Agency 35.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2031- 01/01/2050	3.000%	33,784,798	30,324,202
09/01/2032- 01/01/2050	3.500%	73,540,523	68,463,374
07/01/2035- 10/01/2048	5.000%	1,925,243	1,939,509
04/01/2036- 09/01/2039	6.000%	134,807	137,974
06/01/2038- 01/01/2040	5.500%	358,476	371,867
03/01/2039- 10/01/2048	4.500%	4,509,504	4,455,985
08/01/2044- 01/01/2049	4.000%	5,044,830	4,875,267
12/01/2051- 04/01/2052	2.500%	28,613,936	24,250,085
03/01/2052- 04/01/2052	2.000%	31,533,739	25,681,034
CMO Series 360 Class 250
11/15/2047	2.500%	1,627,135	1,468,175
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 2980 Class SL
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 11/15/2034	2.382%	217,159	18,889
Federal Home Loan Mortgage Corp.(d)
CMO Series 4037 Class PI
04/15/2027	3.000%	143,572	4,299
CMO Series 4093 Class IA
03/15/2042	4.000%	2,157,500	481,510

The accompanying Notes to Financial Statements are an integral part of this statement.
20	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
12/01/2025- 06/01/2049	3.500%	15,341,526	14,299,950
06/01/2032- 04/01/2052	3.000%	22,030,483	19,851,434
05/01/2033- 08/01/2039	5.000%	120,396	121,423
11/01/2038- 11/01/2040	6.000%	1,607,196	1,677,350
10/01/2040- 04/01/2052	2.000%	103,044,248	85,022,469
08/01/2043- 07/01/2047	4.000%	15,489,773	14,945,234
02/01/2046- 08/01/2048	4.500%	6,078,842	5,966,454
12/01/2051- 04/01/2052	2.500%	161,055,749	136,588,791
CMO Series 2013-13 Class PH
04/25/2042	2.500%	2,426,690	2,261,707
CMO Series 2018-54 Class KA
01/25/2047	3.500%	864,692	831,823
CMO Series 2018-86 Class JA
05/25/2047	4.000%	603,953	581,886
CMO Series 2018-94D Class KD
12/25/2048	3.500%	656,233	622,168
CMO Series 2019-1 Class KP
02/25/2049	3.250%	1,329,771	1,215,512
Federal National Mortgage Association(b),(d)
CMO Series 2006-8 Class HL
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2036	2.311%	637,151	52,309
CMO Series 2013-81 Class NS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/25/2042	1.811%	183,150	6,062
Federal National Mortgage Association(d)
CMO Series 2013-45 Class IK
02/25/2043	3.000%	137,332	16,429
Government National Mortgage Association
08/15/2033- 08/20/2048	4.500%	5,417,626	5,364,343
04/15/2035- 10/20/2047	5.000%	2,858,293	2,879,792
07/15/2040- 10/20/2048	4.000%	6,422,006	6,156,535
04/20/2046- 07/20/2049	3.500%	17,381,796	16,215,428
11/20/2046- 10/20/2049	3.000%	10,888,732	9,807,835
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(k)
CMO Series 2006-26 Class
06/20/2036	0.000%	17,880	14,335
Government National Mortgage Association TBA(l)
01/23/2053	2.500%	45,525,000	39,440,951
Uniform Mortgage-Backed Security TBA(l)
01/12/2053	2.000%	144,250,000	117,341,643
01/12/2053	2.500%	90,525,000	76,630,708
01/12/2053	3.000%	69,275,000	60,779,756
01/12/2053	3.500%	23,550,000	21,390,529
01/12/2053	4.000%	50,050,000	46,929,880
01/12/2053	4.500%	128,675,000	123,818,328
01/12/2053	5.000%	172,775,000	170,221,629
Total Residential Mortgage-Backed Securities - Agency (Cost $1,191,078,123)			1,143,524,863

Residential Mortgage-Backed Securities - Non-Agency 8.2%

Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-R8 Class M3
1-month USD LIBOR + 0.765% Floor 0.510% 10/25/2035	5.154%	4,031,858	3,999,938
Angel Oak Mortgage Trust(a),(c)
CMO Series 2021-6 Class A1
09/25/2066	1.483%	4,902,834	3,877,475
BCAP LLC Trust(b)
CMO Series 2007-AA1 Class 2A1
1-month USD LIBOR + 0.180% Floor 0.180% 03/25/2037	4.749%	4,779,200	4,135,324
BRAVO Residential Funding Trust(a),(c)
CMO Series 2021-A Class A1
10/25/2059	1.991%	7,776,949	7,381,129
CMO Series 2021-B Class A1
04/01/2069	2.115%	3,303,810	3,084,525
CIM Group(a),(c)
CMO Series 2020-R7 Class A1A
12/27/2061	2.250%	8,247,879	7,227,772
CIM Trust(a),(c)
CMO Series 2019-R4 Class A1
10/25/2059	3.000%	6,619,594	6,114,947
CMO Series 2020-R3 Class A1A
01/26/2060	4.000%	7,337,074	6,904,548
CMO Series 2020-R4 Class A1A
06/25/2060	3.300%	8,956,605	8,914,897
CMO Series 2020-R6 Class A1A
12/25/2060	2.250%	5,228,293	4,458,324
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	6,790,244	6,247,743

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-NR3 Class A1
06/25/2057	2.566%	4,224,169	3,958,462
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	11,237,980	9,932,423
CMO Series 2021-R5 Class A1A
08/25/2061	2.000%	8,965,254	7,519,334
CMO Series 2022-I1 Class A1
02/25/2067	4.350%	7,563,963	7,321,622
CitiMortgage Alternative Loan Trust
CMO Series 2006-A5 Class 1A12
10/25/2036	6.000%	1,022,684	890,662
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R03 Class 1M2
30-day Average SOFR + 3.500% 03/25/2042	7.428%	5,000,000	5,062,595
Countrywide Alternative Loan Trust(b)
CMO Series 2005-76 Class 1A1
1-year MTA + 1.480% Floor 1.480% 01/25/2036	3.908%	2,420,584	2,127,528
Countrywide Alternative Loan Trust(c)
CMO Series 2006-HY12 Class A5
08/25/2036	3.566%	3,314,323	2,808,960
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(c)
CMO Series 2004-AR5 Class 2A1
06/25/2034	3.468%	125,182	124,196
Credit Suisse Mortgage Capital Certificates(a),(c)
CMO Series 2015-5R Class 1A1
09/27/2046	2.292%	18,096	17,803
Credit Suisse Mortgage Capital Trust(a),(c)
CMO Series 2021-RP11 Class PT
10/25/2061	3.774%	10,192,445	7,685,520
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	5,442,635	5,084,542
CMO Series 2022-RPL3 Class A1
03/25/2061	3.608%	13,288,780	13,122,304
CSMCM Trust(a)
CMO Series 2021-RP11 Class CERT
10/27/2061	3.778%	431,288	328,741
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2006-14 Class 2A3
1-month USD LIBOR + 0.240% Floor 0.240% 02/25/2037	4.869%	3,159,651	3,017,104
First Horizon Alternative Mortgage Securities Trust(c)
CMO Series 2005-AA10 Class 2A1
12/25/2035	4.186%	1,226,508	984,562
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-AA7 Class 2A1
09/25/2035	3.740%	761,510	654,707
CMO Series 2005-AA8 Class 2A1
10/25/2035	3.830%	1,765,974	1,173,983
First Horizon Alternative Mortgage Securities Trust
CMO Series 2006-FA8 Class 1A11
02/25/2037	6.000%	785,738	334,654
GMAC Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 2A1
11/19/2035	3.348%	1,215,493	1,027,511
GS Mortgage-Backed Securities Trust(a)
CMO Series 2018-RPL1 Class A1A
10/25/2057	3.750%	4,622,698	4,363,694
GSR Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 4A5
09/25/2035	4.143%	187,503	171,120
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	4.539%	8,728,418	6,881,580
IndyMac Index Mortgage Loan Trust(b)
CMO Series 2006-AR27 Class 1A3
1-month USD LIBOR + 0.540% Floor 0.270%, Cap 10.500% 10/25/2036	4.929%	3,444,602	1,594,553
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.585% Floor 0.585% 05/25/2035	4.974%	4,559,272	4,432,091
JPMorgan Mortgage Trust(a),(c)
CMO Series 2021-13 Class A3
04/25/2052	2.500%	10,314,015	8,311,646
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A
1-month USD LIBOR + 0.150% Floor 0.150% 11/25/2036	4.689%	4,249,939	2,967,967
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-2 Class A2C
1-month USD LIBOR + 0.240% Floor 0.240% 05/25/2037	4.869%	3,281,384	2,467,236
Merrill Lynch Mortgage-Backed Securities Trust(b)
CMO Series 2007-2 Class 1A1
1-year CMT + 2.400% Floor 2.400% 08/25/2036	4.828%	674,950	588,421

The accompanying Notes to Financial Statements are an integral part of this statement.
22	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-2AR Class A
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.000% 04/25/2035	4.649%	418,025	386,842
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month USD LIBOR + 0.560% Floor 0.280%, Cap 11.500% 10/25/2035	4.949%	1,096,230	1,015,345
New Century Home Equity Loan Trust(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.675% Floor 0.675%, Cap 12.500% 03/25/2035	5.064%	2,468,497	2,384,300
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2021-10 Class A1
10/25/2026	2.487%	9,379,228	8,433,692
CMO Series 2021-7 Class A1
08/25/2026	1.867%	14,731,780	13,235,073
CMO Series 2022-1 Class A1
02/25/2027	3.720%	14,717,249	13,621,813
CMO Series 2022-4 Class A1
08/25/2027	5.000%	3,701,789	3,482,404
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2022-RN2 Class A1
06/25/2052	5.000%	9,837,630	9,136,251
CMO Series 2022-RN3 Class A1
08/25/2052	5.000%	11,211,712	10,364,630
PRPM LLC(a),(c)
CMO Series 2021-11 Class A1
11/25/2026	2.487%	5,541,616	4,973,398
RALI Trust(c)
CMO Series 2005-QA8 Class CB21
07/25/2035	4.261%	968,144	550,697
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR3 Class 12A1
1-month USD LIBOR + 0.440% Floor 0.220%, Cap 10.500% 05/25/2036	4.829%	4,912,246	3,733,178
Verus Securitization Trust(a),(c)
CMO Series 2021-7 Class A1
10/25/2066	1.829%	17,582,974	15,060,881
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR10 Class A7
10/25/2033	4.234%	343,205	317,961
CMO Series 2003-AR9 Class 1A6
09/25/2033	4.124%	270,915	248,562
CMO Series 2005-AR4 Class A5
04/25/2035	2.987%	453,475	402,987
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-HY2 Class 1A1
12/25/2036	3.372%	1,792,577	1,579,859
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR15 Class A1A1
1-month USD LIBOR + 0.520% Floor 0.260%, Cap 10.500% 11/25/2045	4.909%	1,685,782	1,504,972
CMO Series 2006-AR11 Class 1A
1-year MTA + 0.960% Floor 0.960% 09/25/2046	3.388%	3,168,252	2,554,243
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	3.368%	2,129,803	1,828,622
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $284,525,418)			262,117,853

Senior Loans 1.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(m)
Tranche E Term Loan
3-month USD LIBOR + 2.250% 05/30/2025	6.980%	914,659	903,875
Tranche F Term Loan
3-month USD LIBOR + 2.250% 12/09/2025	6.980%	263,608	260,070
Total			1,163,945
Airlines 0.0%
United AirLines, Inc.(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	8.108%	448,533	442,056
Automotive 0.1%
Clarios Global LP(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.250% 04/30/2026	7.634%	2,163,297	2,115,531
Brokerage/Asset Managers/Exchanges 0.0%
Deerfield Dakota Holdings LLC(b),(m)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 1.000% 04/09/2027	8.073%	847,107	789,665

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
December 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
Charter Communications Operating LLC(b),(m)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	6.140%	242,481	236,463
CSC Holdings LLC(b),(m)
Term Loan
1-month Term SOFR + 4.500% 01/17/2028	9.061%	636,528	599,928
DirectTV Financing LLC(b),(m)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	9.384%	1,672,938	1,625,192
Virgin Media Bristol LLC(b),(m)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	6.818%	1,750,000	1,718,132
Total			4,179,715
Consumer Cyclical Services 0.1%
Amentum Government Services Holdings LLC(b),(m)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 4.000% 01/29/2027	8.384%	363,566	354,779
Arches Buyer, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 12/06/2027	7.634%	78,887	72,807
Pre-Paid Legal Services, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 12/15/2028	8.134%	512,782	492,456
Prime Security Services Borrower LLC(b),(m)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	6.505%	471,562	466,893
Safe Fleet Holdings LLC(b),(m)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 02/23/2029	8.173%	198,023	190,969
Spin Holdco, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 03/04/2028	8.765%	958,045	804,518
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
TruGreen LP(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/02/2027	8.384%	336,786	298,268
Total			2,680,690
Consumer Products 0.1%
Acuity Specialty Products, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 08/12/2024	8.580%	1,113,308	958,559
Osmosis Buryer, Ltd./AI Aqua Merger Sub, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 07/31/2028	7.844%	354,827	333,537
Osmosis Buyer Ltd./AI Aqua Merger Sub, Inc.(b),(m),(n),(o)
Delayed Draw Tranche B Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 07/31/2028	4.980%	61,709	58,006
Total			1,350,102
Diversified Manufacturing 0.0%
Homer City Generation LP(b),(m),(p)
Term Loan
3-month USD LIBOR + 13.000% Floor 1.000% 04/05/2023	15.000%	298,468	164,158
Finance Companies 0.1%
Avolon Borrower 1 LLC(b),(m)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	6.103%	175,812	175,007
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2027	6.603%	2,468,593	2,460,224
Total			2,635,231
Food and Beverage 0.1%
Naked Juice LLC(b),(m)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 01/24/2029	7.930%	1,878,019	1,675,080

The accompanying Notes to Financial Statements are an integral part of this statement.
24	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.1%
Caesars Resort Collection LLC(b),(m)
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% 07/21/2025	7.884%	691,310	688,953
Fertitta Entertainment LLC(b),(m)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 01/27/2029	8.323%	659,935	626,199
J&J Ventures Gaming LLC(b),(m)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 04/26/2028	8.730%	136,728	130,575
Scientific Games International, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 04/14/2029	7.417%	457,225	449,877
Total			1,895,604
Health Care 0.1%
Avantor Funding, Inc.(b),(m)
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 11/08/2027	6.634%	994,733	988,655
Bausch & Lomb Corp.(b),(m)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 05/10/2027	7.842%	162,341	154,123
Gainwell Acquisition Corp.(b),(m)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/01/2027	8.730%	841,414	787,774
ICON PLC(b),(m)
Term Loan
3-month USD LIBOR + 2.250% 07/03/2028	7.000%	440,480	438,776
3-month USD LIBOR + 2.250% 07/03/2028	7.000%	109,746	109,321
Medline Borrower LP(b),(m)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	7.634%	992,500	941,863
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
PetVet Care Centers LLC(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 02/14/2025	7.884%	149,640	140,220
Total			3,560,732
Leisure 0.0%
Crown Finance US, Inc.(b),(m),(n),(q)
Debtor in Possession Term Loan
1-month Term SOFR + 10.000% Floor 1.000% 09/07/2023	14.407%	1,002,848	982,480
Formula 1 (Delta 2 SARL)(b),(m),(n)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 01/15/2030	7.044%	56,838	56,767
Total			1,039,247
Media and Entertainment 0.0%
Diamond Sports Group LLC(b),(m)
2nd Lien Term Loan
1-month Term SOFR + 3.250% 08/24/2026	7.567%	623,863	74,864
Other Financial Institutions 0.0%
Trans Union LLC(b),(m)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 11/16/2026	6.134%	678,158	667,864
Tranche B6 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2028	6.634%	277,402	274,320
Total			942,184
Other Industry 0.0%
Artera Services LLC(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	7.980%	449,104	363,671
Packaging 0.1%
Berry Global, Inc.(b),(m)
Tranche Z Term Loan
1-month USD LIBOR + 1.750% 07/01/2026	6.024%	2,530,673	2,507,669

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
December 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.3%
Elanco Animal Health, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	5.870%	2,616,164	2,507,828
Grifols Worldwide Operations Ltd.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	6.384%	2,054,714	1,983,663
Horizon Therapeutics USA, Inc.(b),(m)
Tranche B2 Term Loan
1-month USD LIBOR + 1.750% Floor 0.500% 03/15/2028	6.188%	1,323,894	1,322,239
Jazz Pharmaceuticals PLC(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	7.884%	1,564,455	1,548,560
Organon & Co.(b),(m)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	7.750%	1,990,259	1,967,869
Total			9,330,159
Property & Casualty 0.1%
Acrisure LLC(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 02/15/2027	7.884%	1,311,514	1,227,905
AmWINS Group, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.750% 02/19/2028	6.634%	2,569,510	2,520,535
Asurion LLC(b),(m)
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	7.384%	498,695	483,290
Total			4,231,730
Restaurants 0.0%
1011778 BC ULC(b),(m)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	6.141%	527,188	517,303
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
KFC Holding Co./Yum! Brands(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 03/15/2028	6.089%	402,214	396,684
Total			913,987
Technology 0.1%
athenahealth Group, Inc.(b),(m),(n),(o)
Delayed Draw Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	7.821%	185,207	166,753
athenahealth Group, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	7.821%	1,087,258	978,923
Central Parent, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 07/06/2029	9.080%	664,830	658,028
Coherent Corp.(b),(m)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/02/2029	7.134%	166,732	164,606
DTI Holdco, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.750% Floor 0.750% 04/26/2029	8.844%	95,828	87,787
Entegris, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.000% 07/06/2029	7.524%	560,000	557,900
Ingram Micro, Inc.(b),(m)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/30/2028	8.230%	685,335	673,342
Mitnick Corporate Purchaser, Inc.(b),(m)
Term Loan
1-month Term SOFR + 4.750% Floor 0.500% 05/02/2029	8.944%	145,635	136,079
Open Text Corp.(b),(m),(n)
Tranche B Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 11/16/2029	7.307%	196,345	191,584

The accompanying Notes to Financial Statements are an integral part of this statement.
26	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Peraton Corp.(b),(m)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	8.134%	374,102	364,671
Proofpoint, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/31/2028	7.985%	268,598	257,703
RealPage, Inc.(b),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 04/24/2028	7.384%	144,269	136,912
Total			4,374,288
Wireless 0.1%
SBA Senior Finance II LLC(b),(m)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	6.140%	1,389,525	1,383,355
Wirelines 0.1%
Telenet Financing USD LLC(b),(m)
Tranche AR Term Loan
6-month USD LIBOR + 2.000% 04/30/2028	6.318%	750,000	728,625
Zayo Group Holdings, Inc.(b),(m)
Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 03/09/2027	8.573%	374,766	309,474
1-month USD LIBOR + 3.000% 03/09/2027	7.384%	2,980,724	2,406,070
Total			3,444,169
Total Senior Loans (Cost $53,248,262)			51,257,832

Treasury Bills 2.3%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 2.3%
U.S. Treasury Bills
05/25/2023	4.510%	73,910,000	72,601,108
Total Treasury Bills (Cost $72,583,777)			72,601,108

U.S. Treasury Obligations 11.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
12/15/2025	4.000%	5,270,000	5,237,063
11/30/2027	3.875%	71,160,000	70,776,403
11/15/2032	4.125%	52,420,000	53,464,756
11/15/2041	2.000%	112,140,000	80,215,144
02/15/2042	2.375%	35,840,000	27,384,000
11/15/2052	4.000%	97,945,000	98,471,582
U.S. Treasury(l)
12/31/2027	3.750%	44,630,000	44,375,595
Total U.S. Treasury Obligations (Cost $413,478,577)			379,924,543

Money Market Funds 22.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(r),(s)	720,569,700	720,353,529
Total Money Market Funds (Cost $720,304,975)		720,353,529
Total Investments in Securities (Cost: $4,137,046,284)		3,882,938,046
Other Assets & Liabilities, Net		(690,366,023)
Net Assets		3,192,572,023

At December 31, 2022, securities and/or cash totaling $12,544,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	2,516	03/2023	USD	515,976,565	567,610	—
U.S. Treasury 2-Year Note	1,454	03/2023	USD	298,183,595	—	(763,579)
U.S. Treasury 5-Year Note	3,061	03/2023	USD	330,372,775	—	(215,108)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	27

Portfolio of Investments  (continued)
December 31, 2022
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra 10-Year Note	142	03/2023	USD	16,795,938	—	(24,729)
U.S. Treasury Ultra Bond	377	03/2023	USD	50,635,813	—	(87,937)
Total					567,610	(1,091,353)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2022, the total value of these securities amounted to $719,512,143, which represents 22.54% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2022.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $12, which represents less than 0.01% of total net assets.
(f)	Non-income producing investment.
(g)	Valuation based on significant unobservable inputs.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2022.
(i)	Zero coupon bond.
(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(l)	Represents a security purchased on a when-issued basis.
(m)	The stated interest rate represents the weighted average interest rate at December 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(n)	Represents a security purchased on a forward commitment basis.
(o)	At December 31, 2022, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
athenahealth Group, Inc. Delayed Draw Term Loan 02/15/2029 7.821%	138,905
Osmosis Buyer Ltd./AI Aqua Merger Sub, Inc. Delayed Draw Tranche B Term Loan 07/31/2028 4.980%	30,855

(p)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(q)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(r)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(s)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	756,024,900	2,848,887,564	(2,884,676,989)	118,054	720,353,529	(237,749)	11,396,865	720,569,700
The accompanying Notes to Financial Statements are an integral part of this statement.
28	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
CVR	Contingent Value Rights
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	159,511,928	—	159,511,928
Commercial Mortgage-Backed Securities - Agency	—	20,959,150	—	20,959,150
Commercial Mortgage-Backed Securities - Non-Agency	—	114,855,387	—	114,855,387
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	29

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stocks
Communication Services	—	—	12	12
Financials	—	2,772,667	—	2,772,667
Utilities	—	—	1,763	1,763
Total Common Stocks	—	2,772,667	1,775	2,774,442
Corporate Bonds & Notes	—	888,946,906	—	888,946,906
Foreign Government Obligations	—	45,804,558	—	45,804,558
Inflation-Indexed Bonds	—	3,713,851	—	3,713,851
Municipal Bonds	—	16,592,096	—	16,592,096
Residential Mortgage-Backed Securities - Agency	—	1,143,524,863	—	1,143,524,863
Residential Mortgage-Backed Securities - Non-Agency	—	262,117,853	—	262,117,853
Senior Loans	—	51,257,832	—	51,257,832
Treasury Bills	—	72,601,108	—	72,601,108
U.S. Treasury Obligations	—	379,924,543	—	379,924,543
Money Market Funds	720,353,529	—	—	720,353,529
Total Investments in Securities	720,353,529	3,162,582,742	1,775	3,882,938,046
Investments in Derivatives
Asset
Futures Contracts	567,610	—	—	567,610
Liability
Futures Contracts	(1,091,353)	—	—	(1,091,353)
Total	719,829,786	3,162,582,742	1,775	3,882,414,303
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,416,741,309)	$3,162,584,517
Affiliated issuers (cost $720,304,975)	720,353,529
Cash	365,208
Cash collateral held at broker for:
TBA	137,000
Margin deposits on:
Futures contracts	12,407,000
Receivable for:
Investments sold	4,438,778
Investments sold on a delayed delivery basis	38,209,214
Capital shares sold	2,059
Dividends	2,268,595
Interest	15,997,572
Foreign tax reclaims	226,268
Prepaid expenses	25,788
Total assets	3,957,015,528
Liabilities
Payable for:
Investments purchased	9,124,110
Investments purchased on a delayed delivery basis	747,203,533
Capital shares purchased	6,764,341
Variation margin for futures contracts	1,080,741
Management services fees	42,036
Distribution and/or service fees	124
Service fees	968
Compensation of board members	178,690
Compensation of chief compliance officer	579
Other expenses	48,383
Total liabilities	764,443,505
Net assets applicable to outstanding capital stock	$3,192,572,023
Represented by
Paid in capital	3,687,234,204
Total distributable earnings (loss)	(494,662,181)
Total - representing net assets applicable to outstanding capital stock	$3,192,572,023
Class 1
Net assets	$3,174,476,104
Shares outstanding	348,287,076
Net asset value per share	$9.11
Class 2
Net assets	$18,095,919
Shares outstanding	1,993,803
Net asset value per share	$9.08
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	31

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$11,396,865
Interest	79,020,913
Interfund lending	5,496
Foreign taxes withheld	(1,782)
Total income	90,421,492
Expenses:
Management services fees	15,358,002
Distribution and/or service fees
Class 2	43,668
Service fees	11,500
Compensation of board members	49,242
Custodian fees	52,457
Printing and postage fees	11,839
Audit fees	42,920
Legal fees	52,867
Interest on collateral	5,616
Compensation of chief compliance officer	463
Other	49,609
Total expenses	15,678,183
Net investment income	74,743,309
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(221,180,656)
Investments — affiliated issuers	(237,749)
Futures contracts	(79,224,390)
Net realized loss	(300,642,795)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(288,252,205)
Investments — affiliated issuers	118,054
Futures contracts	(2,915,652)
Net change in unrealized appreciation (depreciation)	(291,049,803)
Net realized and unrealized loss	(591,692,598)
Net decrease in net assets resulting from operations	$(516,949,289)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$74,743,309	$36,953,904
Net realized loss	(300,642,795)	(10,058,173)
Net change in unrealized appreciation (depreciation)	(291,049,803)	(65,631,595)
Net decrease in net assets resulting from operations	(516,949,289)	(38,735,864)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(37,000,722)	(214,899,768)
Class 2	(154,318)	(1,119,084)
Total distributions to shareholders	(37,155,040)	(216,018,852)
Increase in net assets from capital stock activity	43,090,237	782,010,680
Total increase (decrease) in net assets	(511,014,092)	527,255,964
Net assets at beginning of year	3,703,586,115	3,176,330,151
Net assets at end of year	$3,192,572,023	$3,703,586,115

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	31,189,346	292,102,913	65,802,814	749,610,697
Distributions reinvested	3,822,389	37,000,722	19,843,007	214,899,768
Redemptions	(29,862,998)	(287,551,959)	(16,239,665)	(180,551,973)
Net increase	5,148,737	41,551,676	69,406,156	783,958,492
Class 2
Subscriptions	490,698	4,627,675	325,081	3,564,790
Distributions reinvested	15,991	154,318	103,619	1,119,084
Redemptions	(331,182)	(3,243,432)	(601,349)	(6,631,686)
Net increase (decrease)	175,507	1,538,561	(172,649)	(1,947,812)
Total net increase	5,324,244	43,090,237	69,233,507	782,010,680
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$10.74	0.22	(1.74)	(1.52)	(0.11)	—	(0.11)
Year Ended 12/31/2021	$11.52	0.11	(0.24)	(0.13)	(0.15)	(0.50)	(0.65)
Year Ended 12/31/2020	$11.01	0.19	0.78	0.97	(0.27)	(0.19)	(0.46)
Year Ended 12/31/2019	$10.38	0.29	0.64	0.93	(0.30)	—	(0.30)
Year Ended 12/31/2018	$10.62	0.27	(0.27)	0.00	(0.22)	(0.02)	(0.24)
Class 2
Year Ended 12/31/2022	$10.69	0.20	(1.72)	(1.52)	(0.09)	—	(0.09)
Year Ended 12/31/2021	$11.47	0.08	(0.23)	(0.15)	(0.13)	(0.50)	(0.63)
Year Ended 12/31/2020	$10.96	0.15	0.80	0.95	(0.25)	(0.19)	(0.44)
Year Ended 12/31/2019	$10.35	0.25	0.63	0.88	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.58	0.25	(0.26)	(0.01)	(0.20)	(0.02)	(0.22)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2022	$9.11	(14.19%)	0.49%(c)	0.49%(c)	2.32%	399%	$3,174,476
Year Ended 12/31/2021	$10.74	(1.14%)	0.48%(c)	0.48%(c)	1.01%	457%	$3,684,151
Year Ended 12/31/2020	$11.52	8.88%	0.49%	0.49%	1.63%	373%	$3,153,493
Year Ended 12/31/2019	$11.01	9.01%	0.49%	0.49%	2.65%	209%	$2,808,764
Year Ended 12/31/2018	$10.38	0.06%	0.49%	0.49%	2.61%	178%	$2,714,909
Class 2
Year Ended 12/31/2022	$9.08	(14.31%)	0.74%(c)	0.74%(c)	2.11%	399%	$18,096
Year Ended 12/31/2021	$10.69	(1.41%)	0.73%(c)	0.73%(c)	0.76%	457%	$19,435
Year Ended 12/31/2020	$11.47	8.67%	0.74%	0.74%	1.32%	373%	$22,838
Year Ended 12/31/2019	$10.96	8.58%	0.74%	0.74%	2.37%	209%	$12,125
Year Ended 12/31/2018	$10.35	(0.10%)	0.74%	0.74%	2.38%	178%	$7,961
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	35

Notes to Financial Statements
December 31, 2022
Note 1. Organization
CTIVP® – TCW Core Plus Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
36	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
December 31, 2022
things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
38	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	567,610*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,091,353*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(79,224,390)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(2,915,652)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	938,198,332*
Futures contracts — short	1,697,260**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2022.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
December 31, 2022
administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
40	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
December 31, 2022
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
42	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2022 was 0.48% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with TCW Investment Management Company LLC to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
December 31, 2022
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2022 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2023
Class 1	0.54%
Class 2	0.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, defaulted securities/troubled debt and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
44	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
609,285	(609,285)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
37,155,040	—	37,155,040	176,788,290	39,230,562	216,018,852
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
74,422,234	—	(309,401,526)	(259,505,789)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
4,141,920,092	3,803,605	(263,309,394)	(259,505,789)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(246,470,298)	(62,931,228)	(309,401,526)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,517,195,292 and $12,508,669,316, respectively, for the year ended December 31, 2022, of which $11,721,071,589 and $11,965,200,436, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
December 31, 2022
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	10,620,000	4.15	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
46	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	47

Notes to Financial Statements  (continued)
December 31, 2022
disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than
48	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	49

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – TCW Core Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – TCW Core Plus Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
50	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Treasurer, Edinburgh University US Trust Board; Member, HBS Community Action Partners Board; Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation, since 1997-2002; Governing Board Member, MA Technology Collaborative, 2010-2020; Board of Directors, The MA Business Roundtable, 2003-2019
52	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (Chair of the Board) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	174	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Advisor to Bridgewater Associates and The Carlyle Group
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
54	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Threadneedle Canada, since December 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp., since October 2014; President, Ameriprise Trust Company, since January 2017.
56	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

CTIVP® – TCW Core Plus Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2023 Columbia Management Investment Advisers, LLC.
ANN7037_12_B01_(02/23)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Douglas A. Hacker and Sandra L. Yeager, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Mr. Hacker and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the forty-six series of the registrant whose reports to stockholders are included in this annual filing. Fiscal year 2021 also includes fees from a fund that liquidated during the period. Fiscal year 2022 also includes fees from a fund that liquidated during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2022 and December 31, 2021 are approximately as follows:

2022	2021
$1,486,800	$1,516,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2022 and December 31, 2021 are approximately as follows:

2022	2021
$50,000	$52,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2022 and December 31, 2021, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2022 and December 31, 2021 are approximately as follows:

2022	2021
$679,500	$24,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2021 and 2022 also include Tax Fees for foreign tax filings.

During the fiscal years ended December 31, 2022 and December 31, 2021, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2022 and December 31, 2021 are approximately as follows:

2022	2021
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2022 and December 31, 2021 are approximately as follows:

2022	2021
$535,000	$520,000

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2022 and December 31, 2021 are approximately as follows:

2022	2021
$1,264,500	$596,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 22, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 22, 2023